As filed with the Securities and Exchange Commission on April 11, 2014

Registration No. 333-147707

811-07798

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.

FORM N-6

REGISTRATION STATEMENT

UNDER

THE SECURITIES ACT OF 1933	☑
Post-Effective Amendment No. 14	☑

and

REGISTRATION STATEMENT

UNDER

THE INVESTMENT COMPANY ACT OF 1940	☑
Amendment No. 118	☑

NYLIAC VARIABLE UNIVERSAL LIFE SEPARATE ACCOUNT-I

(Exact Name of Registrant)

NEW YORK LIFE INSURANCE AND

ANNUITY CORPORATION

(Name of Depositor)

51 Madison Avenue,

New York, New York 10010

(Address of Depositor’s Principal Executive Office)

Depositor’s Telephone Number: 212-576-7000

Charles A. Whites, Jr., Esq.

New York Life Insurance and Annuity Corporation

51 Madison Avenue

New York, NY 10010

(Name and Address of Agent for Service)

Copy to:

Stephen E. Roth, Esq. Sutherland Asbill & Brennan LLP 1275 Pennsylvania Avenue, NW Washington, DC 20004-2415	Thomas F. English, Esq. Senior Vice President, Deputy General Counsel and Chief Insurance Counsel New York Life Insurance Company 51 Madison Avenue New York, New York 10010

It is proposed that this filing will become effective:

☐	immediately upon filing pursuant to paragraph (b) of Rule 485
☑	on May 1, 2014 pursuant to paragraph (b) of Rule 485
☐	60 days after filing pursuant to paragraph (a)(1) of Rule 485
☐	on , pursuant to paragraph (a)(1) of Rule 485

If appropriate, check the following box:

☑	This post-effective amendment designates a new date for a previously filed post-effective amendment.

New York Life Insurance and Annuity Corporation

New York Life Variable Universal Life Accumulator

New York Life Survivorship Variable Universal Life Accumulator

Prospectus—May 1, 2014

Two flexible premium life insurance contract(s) offered to individuals under

NYLIAC Variable Universal Life Separate Account-I

Please use one of the following addresses for service requests:

Regular Mail	NYLIAC Variable Products Service Center Madison Square Station P.O. Box 922 New York, NY 10159	Express Mail	NYLIAC Variable Products Service Center 51 Madison Avenue Room 251 New York, NY 10010

or call our toll-free number: 1-800-598-2019

You must send subsequent premium payments and loan repayments to us at:

Regular Mail	NYLIAC 75 Remittance Drive, Suite 3021 Chicago, IL 60675-3021	Express Mail	NYLIAC, Suite 3021 c/o The Northern Trust Bank 350 North Orleans Street Receipt & Dispatch, 8th Floor Chicago, IL 60654

This prospectus describes two different policies issued by NYLIAC. In this prospectus, the words “we,” “our” or “us” refer to NYLIAC and the words “you” or “your” refer to the policyowner. The New York Life VUL Accumulator policy insures one person and pays a death benefit upon that person’s death. The New York Life SVUL Accumulator policy insures two people and pays a death benefit upon the death of the second person. Throughout this prospectus that second person is described as the last surviving insured. Other differences between the VUL and SVUL policies are noted in this prospectus. We have discontinued sales of VUL Accumulator policies in certain jurisdictions. However, we will still accept additional premiums for inforce VUL Accumulator policies.

If you already own a life insurance policy, it may not be to your advantage to replace your policy with the policy described in this prospectus. And, it may not be to your advantage to borrow money to purchase this policy or to take withdrawals from another policy you own to make premium payments under this policy.

The Securities and Exchange Commission has not approved or disapproved of this security or passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense. Policies have risks including risk of loss of the amount invested. Policies are not deposits of, or guaranteed or endorsed by, any bank and are not federally insured by the FDIC, Federal Reserve Board, or any other agency.

This life insurance policy is not considered an offering in any jurisdiction where such an offering may not be lawfully made. We do not authorize any information or representations regarding the offering described in this prospectus and the Statement of Additional Information (“SAI”) other than as contained in these materials or any attached supplements to them, or in any supplemental sales material we authorize.

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The New York Life Variable Universal Life Accumulator and New York Life Survivorship Variable Universal Life Accumulator Prospectus and Statement of Additional Information are posted on our corporate website, www.newyorklife.com.

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SUMMARY OF BENEFITS AND RISKS

The following is a brief summary of certain features of New York Life Variable Universal Life Accumulator (“VUL”) and New York Life Survivorship Variable Universal Life Accumulator (“SVUL”). Many benefits of VUL and SVUL have a corresponding risk, and both benefits and risks should be considered before you purchase a policy. More complete and detailed information about these features is provided later in this prospectus and in the SAI.

Benefits

Protection

The policy offers you the protection of permanent life insurance that can, over time, become a valuable asset.

This policy provides permanent life insurance coverage with the potential for tax-deferred Cash Value (as defined below) accumulation. Your premium payments, less any applicable charges, are added to the Investment Divisions, the Fixed Account and, the DCA Plus Account according to your instructions. The Cash Value of the policy is based on:

•	the amount in and performance of each Investment Division of the Separate Account;

•	the amount in and rate of interest credited to the Fixed Account and/or the DCA Plus Account; and

•	the charges we deduct.

With the policy, you have the potential for higher rates of return and Cash Value accumulation than with a fixed rate life insurance policy. Even though the policy offers the protection of permanent life insurance, it can lapse even if all planned premiums are paid on time. See “Summary of Benefits and Risks—Risks—Risk of Lapse (especially on minimally funded policies)” and “Termination and Reinstatement—No-Lapse Guarantee” for further information. For an illustration of policy values that takes into account different hypothetical rates of return and charge levels for a representative insured, see Appendix A—Illustrations.

Flexible Premiums

Policy premium payments are flexible; you can select the time and amount of premium you pay, within limits. Other than the required initial minimum premium payment, premium payments can vary depending on individual policy specifics (age, gender, coverage amount, underwriting classification). Since the potential Cash Value growth can be used to supplement retirement income, this policy is designed to offer the best potential benefit when funded for at least ten years at or near the guideline annual premium. As long as the Cash Surrender Value is sufficient to cover the policy’s monthly deductions, you can increase, decrease, or stop making payments to meet your changing needs. See “Definitions” for an explanation of Cash Surrender Value.

Five-Year No-Lapse Guarantee

The policy offers a no-lapse guarantee. This ensures that your policy will remain in effect during the first five Policy Years (the “guarantee period”), provided that your policy premium payments satisfy the minimum premium test. See “Termination and Reinstatement—No-Lapse Guarantee” for information on premiums required to pass the test. This benefit prevents your policy from lapsing for five years, regardless of your account performance. The guarantee period will end before the fifth policy anniversary if your premium payments do not pass the minimum monthly premium test. In the sixty-first month, if there is insufficient Cash Surrender Value to cover the current and any deferred monthly charges, you will be sent a notice of payment due. If that notice is not paid, the policy will lapse.

Liquidity through Loans

The policy allows you to access your policy’s Cash Value through loans. Your policy value will be used as collateral to secure any policy loan. You can borrow any amount up to the loan value of the policy. The loan value of your policy is discussed more fully in the section below entitled “Loans.”

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Liquidity through Partial Surrenders

You can also request a partial surrender. Partial surrenders will reduce the policy’s Cash Value and can reduce your Life Insurance Benefit. We will not allow a partial surrender for an amount that would cause the policy to fall below its minimum Face Amount. Surrender charges may apply. Partial surrenders can result in a taxable event. Also note that certain partial surrender requests must be made in writing and sent to NYLIAC’s Variable Products Service Center (“VPSC”) at one of the addresses listed on the first page of this prospectus (or any other address we indicate to you in writing). (See “Surrenders—Partial Surrenders”.) Certain charges apply if you surrender your policy during the first Policy Year; an amount equal to any additional first-year contract charges will also be deducted from the Cash Surrender Value.

Investment Division Options

This policy offers you a choice of Investment Options, including 57 Investment Divisions, the Fixed Account, and the DCA Plus Account. For your convenience, with SVUL Accumulator, you may also allocate your policy Cash Value in accordance with one of five Asset Allocation Models at no extra charge. You can choose a maximum of 21 Investment Options for the allocation of Net Premium payments or for the transfer of Cash Value among the available Investment Divisions, the Fixed Account, and/or the DCA Plus Account. Transfers among the Investment Divisions can be made tax-free, within the limits described in this prospectus. You can change the Investment Divisions in which you invest throughout the life of the policy. Your choices may be limited if you elect certain benefits or riders.

Change the Amount of Coverage

With the policy, you are able to increase or decrease the policy’s Face Amount. In order to request a decrease of the policy’s Face Amount, you must send a written request, in a form acceptable to us, to VPSC at one of the addresses listed on the first page of this prospectus (or any other address we indicate to you in writing). (See “Policy Payment Information—Changing the Face Amount of Your Policy”.) You may request an increase of the policy’s Face Amount by contacting your registered representative or by submitting a written request, in a form acceptable to us, to VPSC at one of the addresses listed on the first page of this prospectus (or any other address we indicate to you in writing). Increases are subject to underwriting and our approval. Contestability and Suicide provisions on any increased portion of coverage begin on the effective date of the increase. Increases in the Face Amount will also result in a new surrender charge period, additional cost of insurance and per Thousand Face Amount charges and a new seven-year testing period for modified endowment contract status. Increases may result in an increase to the Target Premium. We can limit any increase in the Face Amount of your policy. (See “Description of the Policy—Additional Benefits Through Riders and Options” for details.) Decreases in coverage can incur surrender charges.

Three Life Insurance Benefit Options

The policy offers different Life Insurance Benefit options that allow you to select the insurance plan that best meets your needs. These options allow you to determine how the Life Insurance Benefit will be calculated.

•	Option 1—a level benefit equal to your policy’s Face Amount.

•	Option 2—a benefit that varies and equals the sum of your policy’s Face Amount and Cash Value.

•	Option 3—a benefit that varies and equals the sum of your policy’s Face Amount and the Adjusted Total Premium.

Tax law provisions relating to “employer-owned life insurance contracts” may impact whether and to what extent the Life Insurance Benefit may be received on a tax-free basis. You may be required to take certain actions before acquiring the Policy in order to ensure that such Benefit may be received on a tax-free basis. See the discussion under “Federal Income Tax Considerations—IRC Section 101(j)—Impact on Employer-Owned Policies” for more information.

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Automated Investment Features

There are four administrative features available to help you manage the policy’s Cash Value and to adjust the investment allocation to suit changing needs. These features are: Automatic Asset Reallocation, Dollar Cost Averaging, Expense Allocation, and Interest Sweep.

Dollar Cost Averaging Plus

At policy issue, you may elect Dollar Cost Averaging Plus (“DCA Plus Account”) which allows you to set up dollar cost averaging using the DCA Plus Account when a premium payment is made during the first year after the Initial Premium Transfer Date.

Optional Riders

The policy offers additional insurance coverage and other benefits through several optional riders. Certain riders have costs associated with them.

Policyowner Support

As a policyowner, you have access to a password-protected Internet website, an automated 24-hour call-in service, toll-free telephone support, and your registered representative if you have questions about your insurance policy. Certain service requests must be in writing. Specific requirements applicable to any service request are described later in this prospectus.

A Highly-Rated Company

New York Life Insurance and Annuity Corporation (“NYLIAC”) is a subsidiary of New York Life Insurance Company (“NYLIC”). NYLIC has more than 165 years of experience in the offering of insurance products. NYLIAC is a highly-rated insurer. Ratings reflect only NYLIAC’s General Account, are applicable to the Fixed Account and DCA Plus Account, and are not applicable to the Investment Divisions, which are not guaranteed. NYLIAC’s obligations under the policy are subject to its claims-paying ability, and are not backed or guaranteed by NYLIC.

Risks

Investment Risk

While a variable policy has the potential for a higher rate of return than with a fixed rate policy, investment returns on the assets in the Separate Account may decline in value, and you can lose principal. Each Investment Division has its own investment objectives and investment strategy. The performance of each will vary, and some Investment Divisions are riskier than others. We do not guarantee the investment performance of the Investment Divisions. Your premium and Cash Value allocation choices should be consistent with your personal investment objective and your risk tolerance.

Risk of Lapse (especially on minimally-funded policies)

Your policy can lapse even if you pay all of the planned premiums on time. When a policy lapses, it has no value, and no benefits are paid upon the death of the insured. Your policy involves risks, including the potential risk of loss of the principal invested. Note that termination and lapse have the same meaning and effect throughout this prospectus.

A policy that has a Cash Surrender Value just sufficient to cover monthly deductions and charges, or that is otherwise minimally funded, is more likely to be unable to maintain its Cash Surrender Value due to market fluctuation and other performance related risks. To continue to keep your policy in force when the no-lapse guarantee period ends, premium payments significantly higher than the premium necessary to maintain the no-lapse guarantee benefit may be required. In addition, by paying only the minimum required monthly premium for the no lapse guarantee, you may forego the opportunity to build up significant Cash Value in the policy. When initially determining the amount of your planned premium payments, you should consider funding your policy at a level that has the potential to maximize the investment opportunities within your policy and to minimize the risks associated with market fluctuations.

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Potential for Increased Charges

The actual charges deducted are current charges on your policy. However, we have the right to increase those charges at any time up to the amount shown in your policy as the guaranteed maximum charges. Actual charges will never exceed the stated guaranteed charges. In addition, we may increase the amount we deduct as a federal or state premium tax charge to reflect changes in tax law. (See “Table of Fees and Expenses” for more information.)

Risk of Lapse from Policy Loans

The larger the loan becomes relative to the policy’s Cash Surrender Value, the greater the risk that the policy’s remaining Cash Surrender Value will not be sufficient to support the policy’s charges and expenses, including any loan interest due, and the greater the risk of the policy lapsing. Any loan interest due on a policy anniversary that you do not pay will be charged against the policy as an additional loan. (See “Federal Income Tax Considerations—Modified Endowment Contract Status.”)

A loan, repaid or not, has a permanent effect on your Cash Value. The effect could be favorable, if the Investment Divisions earn less than the interest rate credited on the loan amount in the Fixed Account, or unfavorable, if the Investment Divisions earn more. The longer a loan is outstanding, the greater the effect on your Cash Value. If it is not repaid, the aggregate amount of the outstanding loan principal and any accrued interest will reduce the Policy Proceeds that might otherwise be paid.

Unless your policy qualifies as a modified endowment contract, policy loans are not taxable. However, if loans taken, including unpaid loan interest, exceed the premiums paid, a policy surrender or lapse will result in a taxable event for you. If a policy is a modified endowment contract, a loan may result in taxable income and penalty taxes to you.

Tax Risks

The section of this prospectus entitled “Federal Income Tax Considerations” describes a number of tax issues that may arise in connection with the policy. These risks include: (1) the possibility that the Internal Revenue Service (“IRS”) may interpret the rules that apply to variable life insurance contracts in a manner that could result in your being treated as the owner of your policy’s pro rata portion of the assets of the Separate Account; (2) the possibility that the IRS may take the position that the policy does not qualify as life insurance for tax purposes; (3) the possibility that, as a result of policy transactions, including the payment of premiums or increases or decreases in policy benefits, the policy may be treated as a modified endowment contract for federal income tax purposes, with special rules that apply to policy distributions, including loans; (4) in general, the possibility that the policy may not qualify as life insurance under the federal tax law after the insured becomes age 100 (under VUL) or the younger insured is or would have been age 100 (under SVUL) and that the owner may be subject to adverse tax consequences at that time; (5) whether and to what extent the Life Insurance Benefit may be received on a tax-free basis in the case of employer-owned life insurance contracts; (6) the possibility that the IRS may treat a loan as a taxable distribution, if there is no spread, or a very small spread between the interest rate charged on the loan and the interest rate credited on the loaned amount; and (7) the potential that corporate ownership of a policy may affect the owner’s exposure to the corporate alternative minimum tax.

Portfolio Risks

A discussion of the risks of allocating Cash Value to each of the Investment Divisions can be found in the corresponding Fund’s prospectus.

Charges for Policy Surrender/Decreases in Coverage

During the first ten years of the policy, or within ten years after you increase the Face Amount, surrender charges apply to deter policy surrender. The policy is designed to be long-term life insurance coverage. It is not suitable as a short-term investment vehicle.

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Potentially Harmful Transfer Activity

This policy is not designed as a vehicle for market timing. Accordingly, your ability to make transfers under the policy is subject to limitation if we determine, in our sole opinion, that the exercise of that privilege may disadvantage or potentially hurt the rights or interests of other policyowners. We have limitations and restrictions on transfer activity (see “Description of the Policy—Limits on Transfers” for more information). We cannot guarantee that these limitations and restrictions will be effective in detecting and preventing all transfer activity that could disadvantage or potentially hurt the rights or interests of other policyowners. Potentially harmful transfer activity could result in reduced performance results for one or more Investment Divisions, due to among other things:

•	portfolio management decisions driven by the need to maintain higher than normal liquidity or the inability to sustain an investment objective

•	increased administrative and Fund brokerage expenses

•	dilution of the interests of long-term investors.

An underlying Fund portfolio may reject any order from us if it suspects potentially harmful transfer activity, thereby preventing us from implementing your request for a transfer. (See “Description of the Policy—Limits on Transfers” for more information on the risks of frequent trading.)

Credit Risk

NYLIAC’s obligations under the policy are subject to its claims-paying ability, and are not backed or guaranteed by NYLIC.

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TABLE OF FEES AND EXPENSES

The following tables describe the fees and expenses that you will pay when buying, owning and surrendering the policy. The charges shown apply to both VUL and SVUL unless otherwise indicated. The first table describes the fees and expenses that you will pay when you make a premium payment, surrender the policy, transfer Cash Value between Investment Options, or exercise certain rider options.

TRANSACTION FEES

Charge	When Charge Is Deducted	Amount Deducted
Sales Expense Charge for premiums paid up to the Target Premium	When premium payment is applied	Guaranteed maximum: 4.75% of premiums paid Current: 4.75% of premiums paid[1]

Sales Expense Charge for premiums paid over the Target Premium	When premium payment is applied	Guaranteed maximum: 1.75% of premiums paid Current: 1.75% of premiums paid[2]

Tax Charges: State Premium Tax Charge Federal Tax Charge • Non-Qualified Policy • Qualified Policy	When premium payment is applied	All taxes may vary over time. Guaranteed maximums are subject to tax law changes. Current: 2% of premiums paid Current: 1.25% of premiums paid None

Deferred Sales Charge • Surrender[3]	Surrender or lapse in first 10 years or Face Amount decreases within 10 years after an increase.	Guaranteed Maximum[4]: $42.49 per $1000 of Face Amount (VUL) $43.32 per $1000 of Face Amount (SVUL)

Surrender Charges • Contract Surrender Charge During First Policy Year	Surrender or lapse in first year	Guaranteed maximum: $220[5]

• Surrender Charge After Face Amount Increase[3]	Surrender or lapse in first 10 years after the increase	The calculation for the additional Face Amount begins on the effective date of the increase. See “Deferred Sales Charge” above.

Partial Surrender Fee	At time of partial surrender	Guaranteed maximum: $25 (In addition, if the face amount is decreased due to partial withdrawal, a surrender charge may apply. See “Deferred Sales Charge” above.)[6] Current: $0

Transfer Charge	At time of transfer	Guaranteed maximum: $30 per transfer after 12 transfers in a Policy Year may be imposed Current: $0

Guaranteed Minimum Accumulation Benefit (GMAB) Cancellation Fee	When you cancel the GMAB Rider	Guaranteed maximum: 2% of the Adjusted GMAB Account Value

Insurance Exchange Rider Payment (VUL Only)	When you exercise the benefit	A payment may be required upon exercise depending upon the Cash Surrender Value of the existing and new policies at the time of exchange (one time) [7].

Living Benefits Rider Fee	When you exercise the benefit	$150 (one time)

Overloan Protection Rider Fee	When you exercise the benefit

VUL: Percentage of policy Cash Value that varies by Attained Age of Insured (one time)

SVUL: Percentage of policy Cash Value that varies by Issue Age, Class and Sex of the Insureds and by Face Amount (one time)

1	Current sales expense charges for premiums paid up to the Target Premium are reduced to 4.25% in Policy Years 11 and beyond.
2	Current sales expense charges for premiums paid over the Target Premium are reduced to 0.75% in Policy Years 6-10, and 0.25% in Policy Years 11 and beyond.
3	Exceptions to Surrender Charge:

We will not deduct a surrender charge if:

•	We cancel the policy;
•	We pay proceeds upon the death of the insured;
•	We pay a required Internal Revenue Service minimum distribution; or
•	The policy is out of the surrender charge period.
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Your surrender charge will be the lesser of 50% of total premiums paid under the policy or a percentage of the Surrender Charge Premium applicable to the Policy Year. For VUL, the percentage of the Surrender Charge Premium applicable by Policy Year is: 94% for Policy Year 1; 89% for Policy Year 2; 84% for Policy Year 3; 80% for Policy Year 4; 75% for Policy Year 5; 71% for Policy Year 6; 67% for Policy Year 7; 64% for Policy Year 8; 60% for Policy Year 9 and 56% for Policy Year 10. For SVUL, the percentage of the Surrender Charge Premium applicable by Policy Year is: 91% for Policy Year 1; 84% for Policy Year 2; 77% for Policy Year 3; 71% for Policy Year 4; 66% for Policy Year 5; 61% for Policy Year 6; 57% for Policy Year 7; 53% for Policy Year 8; 49% for Policy Year 9

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and 46% for Policy Year 10. See “Charges Associated with the Policy — Transaction Charges — Surrender Charges” for more information on the calculation of Surrender Charges. The Surrender Charge Premium varies based on individual characteristics, such as gender, issue age, classification of the insured as smoker or non-smoker and Policy Year. The charge shown may not be representative of what you will pay. To obtain more information about particular changes as they apply to your policy, please contact your registered representative. For a Face Amount decrease, the surrender charge is equal to the difference between (1) and (2), where (1) is the surrender charge calculated on the original face amount, and (2) is the surrender charge calculated on the new decreased Face Amount.
5	The formula for calculating this charge is as follows: [monthly contract charge for Policy Year 1 — monthly contract charge for subsequent Policy Years] X [Monthly Deduction Days between date of surrender/lapse and the first anniversary of the Policy Date].
6	A partial surrender fee is not charged upon a full surrender of the policy.
7	If the Cash Surrender Value of the new policy exceeds the Cash Surrender Value of the original policy, then a payment equal to 103% of the difference between these two values will be required. If the Cash Surrender Value of the new policy after the exchange would be zero or lower, then a payment in an amount sufficient to keep the new policy in effect for two months following the date of exchange will be required. These payments will be treated as a premium payment and will be applied to your policy.

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The table below describes the fees and expenses that you will pay periodically during the time that you own the policy, excluding the Fund’s fees and expenses.

PERIODIC CHARGES OTHER THAN FUNDS’ OPERATING EXPENSES

Charge	When Charge Is Deducted	Amount Deducted
Monthly Contract Charge	Monthly to Age 100	Guaranteed Maximum $35 per month(1) Current: $35 per month(2)

Cost of Insurance Charge(3) (VUL)	Monthly to Age 100

Guaranteed Maximum: $83.33 per month per $1000 of Net Amount at Risk(4)

Guaranteed Minimum: $0.02 per month per $1000 of Net Amount of Risk

Guaranteed Initial Charge for a Male, Age 40, preferred rating:

$0.12 per month per $1000 of Net Amount of Risk for

$250,000 Face Amount

Cost of Insurance Charge(3) (SVUL)	Monthly to Age 100 of the younger insured

Guaranteed Maximum: $83.33 per month per $1000 of Net Amount at Risk(4)

Guaranteed Minimum: $0.00002 per month per $1000 of Net Amount of Risk

Guaranteed Initial Charge for a Male/Female, Age 55/50, Preferred: $0.00129 per month per $1000 of Net Amount of Risk for $1 million Face Amount

Mortality & Expense Risk Charge	Each Monthly Deduction Day	Guaranteed Maximum: Annual Rate of 0.75% of Separate Account Value Current:
		Separate Account Value	Years 1-5	Years 6-10	Years 11-20	Years 21+
		< $25,000	0.55%	0.55%	0.40%	0.35%
		$25,000–$49,999	0.55%	0.50%	0.35%	0.30%
		$50,000–$74,999	0.55%	0.45%	0.30%	0.25%
		$75,000–$99,999	0.55%	0.40%	0.25%	0.20%
		$100,000–$149,999	0.55%	0.35%	0.20%	0.15%
		$150,000 or greater	0.55%	0.30%	0.15%	0.15%

Per Thousand Face Amount Charge (VUL)	Monthly

Guaranteed Maximum: $1.4945 per $1000 of Face Amount(5)

Guaranteed Minimum: $0.03013 per $1000 of Face Amount

Guaranteed Initial Charge for a Male Age 40, preferred rating: $0.1136 per $1000 of Face Amount

(Initial Charge is based on the issue age, gender, class of risk and Face Amount at issue)

Per Thousand Face Amount Charge (SVUL)	Monthly for Each Insured

Guaranteed Maximum: $0.70975 per $1000 of Face Amount(6)

Guaranteed Minimum: $0.0448 per $1000 of Face Amount

Guaranteed Initial Charge for a Male/Female, Age 55/50, Preferred: $0.1328 per $1000 of Face Amount

(Initial Charge is based on the issue age, gender, class of risk and Face Amount at issue)

Loan Interest	Monthly (while loan balance is outstanding)	Guaranteed 6% annually of the loan balance Current 3% annually of the loan balance(7)

Riders (VUL)
• Guaranteed Minimum Death Benefit Rider(8)	Monthly until rider expires	$0.01 per $1000 of Face Amount coverages of policy and riders(9)

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Charge	When Charge Is Deducted	Amount Deducted
• Life Extension Benefit Rider(3)	Monthly beginning at age 90	Maximum: 73% of the Cost of Insurance Charge Minimum: 1% of the Cost of Insurance Charge Representative Insured: (Male, Age 40, Preferred) 47% of the Cost of Insurance Charge

• Spouse’s Paid-Up Insurance Purchase Option	N/A	No Charge

• Guaranteed Insurability Rider	Monthly until rider expires

Maximum $0.46 per month per $1000 of GIR Face Amount

Minimum $0.04 per month per $1,000 of GIR Face Amount

Representative Insured (Male, Age 40, Preferred) $0.23 per month per $1000 of GIR Face Amount for the first policy year.

• Monthly Deduction Waiver Rider	Monthly until rider expires

Maximum: 231% of Monthly Deduction Charges (for policies applied for on or after May 1, 2014); 77% of Monthly Deduction Charges (for policies applied for before May 1, 2014)

Minimum: 8% of Monthly Deduction Charges

Representative insured: (Male, Age 40, Preferred) 11% of Monthly Deduction Charges for the first policy year.

• Accidental Death Benefit Rider	Monthly until rider expires

Maximum: $0.45 per $1000 of Face Amount (for policies applied for on or after May 1, 2014); $0.15 per $1000 of Face Amount (for policies applied for before May 1, 2014)

Minimum: $0.05 per $1000 of Face Amount

Representative Insured: (Male, Age 40, Preferred) $0.06 per $1000 of Face Amount

• Children’s Insurance Rider	Monthly until rider expires	$0.45 per $1000 of Face Amount

• Term Insurance on Other Covered Insured Rider	Monthly until rider expires	Guaranteed maximum: $83.33 per $1000 of Face Amount Guaranteed minimum: $0.02 per $1000 of Face Amount Representative Insured: (Male, Age 40, Preferred) $0.12 per $1000 of Face Amount

• Guaranteed Minimum Accumulation Benefit (GMAB) Rider	Monthly until rider expires	Guaranteed Maximum: Annual Rate of 1.50% of the Adjusted GMAB Account Value

• Waiver of Specified Premium (WSP) Rider	Monthly until rider expires	Maximum: $217.50 per $1000 of WSP Amount Minimum: $26.00 per $1000 of WSP Amount Representative Insured: (Male, Age 35, Preferred) $47.40 per $1000 of WSP Amount

Riders (SVUL)
• Guaranteed Minimum Death Benefit Rider(8)	Monthly until rider expires	$0.01 per $1000 of Face Amount coverages of policy and riders(9)

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Charge	When Charge Is Deducted	Amount Deducted
• Life Extension Benefit Rider(3)	Monthly beginning at age 90 on the younger insured	Maximum: 131% of the Cost of Insurance Charge Minimum: 1% of the Cost of Insurance Charge Representative Insured: (Male/Female, Age 55/50, Preferred) 68% of the cost of insurance

• Level First-to-Die Term Rider(3)	Monthly until rider expires

Guaranteed maximum: $83.33 per month per $1000 of term insurance Face Amount

Guaranteed minimum: $0.08 per month per $1000 of term insurance Face Amount

Representative Insured: (Male/Female, Age 55/50, Preferred) $0.69 per month per $1000 of term insurance Face Amount

• Estate Protection Rider (EPR)	Monthly until rider expires

Guaranteed maximum: $0.67858 per $1000 of EPR Face Amount

Guaranteed minimum: $0.00455 per $1000 of EPR Face Amount

Representative Insured: (Male/Female, Age 55/50, Preferred) $0.00461 per $1000 of EPR Face Amount

• Guaranteed Minimum Accumulation Benefit (GMAB) Rider	Monthly until rider expires	Guaranteed Maximum: Annual Rate of 1.50% of the Adjusted GMAB Account Value

(1)	Guaranteed monthly contract charges are reduced to $15 in Policy Years 2 and beyond.
(2)	Current monthly contract charges are reduced to $15 in Policy Years 2-10 and $10 in Policy Years 11 and beyond.
(3)	This cost varies based on characteristics of the insured(s) and the charge shown may not be representative of the charge you will pay. To obtain more information about particular cost of insurance and other charges as they apply to your policy, please contact your Registered Representative.
(4)	“Net Amount at Risk” is equal to the Life Insurance Benefit divided by 1.00327 minus the policy’s Cash Value. See “Policy Payment Information — Life Insurance Benefit Options” for more information. The cost of insurance shown here does not reflect any applicable flat extra charge, which may be imposed based on our underwriting.
(5)	Current charges are reduced in Policy Years 11 to 20 and are 0.00% thereafter for all risk classes.
(6)	Current charges are reduced in Policy Years 11 to 30 and are 0.00% thereafter for all risk classes.
(7)	The current loan interest rate is reduced to 2.00% annually in Policy Years 11 and beyond. For policies issued before May 1, 2012, the current loan interest rate is 4.00% in Policy Years 1 – 10 and is reduced to 3.00% in Policy Years 11 and beyond.
(8)	This rider is not available with Death Benefit Option 3 or with policies with substandard ratings.
(9)	In addition to the charge listed above, you must make certain premium payments — the monthly Guaranteed Minimum Death Benefit (GMDB) premium — into your policy to keep the rider in force. The amount of the monthly GMDB premium varies by policy and is listed on your Policy Data Page and is subject to change if you modify your policy or attached riders. We perform a GMDB premium test monthly to determine if you have made enough cumulative premium payments to keep the rider in effect.

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The next table shows the minimum and maximum total operating expenses deducted from Fund assets (before any fee waiver or expense reimbursement) during the year ended December 31, 2013. Fund expenses may be higher or lower in the future. More information concerning each underlying Fund’s fees and expenses is contained in the prospectus for each Fund.

Funds’ Annual Operating Expenses (expenses that are deducted from Fund assets)1

	Minimum	Maximum
Total Annual Fund Companies’ Operating Expenses[2]	0.28%	5.12%

(1)	Expressed as a percentage of average net assets for the fiscal year ended December 31, 2013. This information is provided by the Funds and their agents. The information is based on 2013 expenses. We have not verified the accuracy of this information.
(2)	Expenses that are deducted from Fund Company assets, including management fees, distribution (12b-1) fees, service fees, and other expenses.

Annual Portfolio Company Operating Expenses(#)

Fund	Management Fees	Distribution (12b-1) Fees(§)	Other Expenses	Underlying Portfolio Fees and Expenses	Total Fund Annual Expense
MainStay VP Conservative Allocation — Initial Class	0.00%	0.00%	0.03%	0.85%	0.88%
MainStay VP Growth Allocation — Initial Class	0.00%	0.00%	0.04%	1.20%	1.24%
MainStay VP Moderate Allocation — Initial Class	0.00%	0.00%	0.03%	0.98%	1.01%
MainStay VP Moderate Growth Allocation — Initial Class	0.00%	0.00%	0.03%	1.10%	1.13%
BlackRock® Global Allocation V.I. Fund—Class III	0.62%	0.25%	0.24%	0.00%	1.11	%(a)
Fidelity® VIP Freedom 2020 Portfolio — Initial Class	0.00%	0.00%	0.00%	0.58%	0.58	%(b)
Fidelity® VIP Freedom 2030 Portfolio — Initial Class	0.00%	0.00%	0.00%	0.64%	0.64	%(b)
Fidelity® VIP Freedom 2040 Portfolio — Initial Class	0.00%	0.00%	0.00%	0.66%	0.66	%(b)
Van Eck VIP Multi-Manager Alternatives Fund— Initial Class	1.73%	0.00%	3.39%	0.00%	5.12	%(c)

Please refer to the applicable fund prospectus for additional information.
#	Shown as a percentage of average net assets for the fiscal year ended December 31, 2013, unless otherwise indicated. The Fund or its agents provided the fees and charges, which are based on 2013 expenses. We have not verified the accuracy of the information provided by the Fund or its agents.
§	Because the distribution (12b-1) fee charge is an ongoing fee, the fee will increase the cost of your investment and may cost you more than paying other types of sales charges. The fees designated as “12b-1 fees” may reflect “Service Fees.”

Fund	Management Fees(¶)		Distribution (12b-1) Fees(§)	Other Expenses	Total Fund Annual Expense(#)
MainStay VP Balanced — Initial Class	0.70%		0.00%	0.10%	0.80%
MainStay VP Bond — Initial Class	0.49%		0.00%	0.04%	0.53%
MainStay VP Cash Management — Initial Class	0.44%		0.00%	0.03%	0.47%
MainStay VP Common Stock — Initial Class	0.55%		0.00%	0.04%	0.59%
MainStay VP Convertible — Initial Class	0.60%		0.00%	0.04%	0.64%
MainStay VP Cornerstone Growth — Initial Class	0.67%		0.00%	0.04%	0.71%
MainStay VP DFA/DuPont Capital Emerging Markets Equity — Initial Class	1.20%		0.00%	0.17%	1.37%
MainStay VP Eagle Small Cap Growth — Initial Class	0.81	%(d)	0.00%	0.04%	0.85%
MainStay VP Floating Rate — Initial Class	0.60%		0.00%	0.04%	0.64%
MainStay VP Government — Initial Class	0.50%		0.00%	0.04%	0.54%
MainStay VP High Yield Corporate Bond — Initial Class	0.56%		0.00%	0.03%	0.59%
MainStay VP ICAP Select Equity — Initial Class	0.76%		0.00%	0.03%	0.79%
MainStay VP Income Builder — Initial Class	0.57%		0.00%	0.07%	0.64%
MainStay VP International Equity — Initial Class	0.89%		0.00%	0.06%	0.95%
MainStay VP Janus Balanced — Initial Class	0.55	%(e)	0.00%	0.04%	0.59%
MainStay VP Large Cap Growth — Initial Class	0.74%		0.00%	0.03%	0.77%
MainStay VP Marketfield — Initial Class	1.40%		0.00%	1.30%	2.70	%(f)

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Fund	Management Fees(¶)	Distribution (12b-1) Fees(§)	Other Expenses		Total Fund Annual Expense(#)
MainStay VP MFS® Utilities — Initial Class	0.73%	0.00%	0.06%		0.79%
MainStay VP Mid Cap Core — Initial Class	0.85%	0.00%	0.07%		0.92	%(g)
MainStay VP PIMCO Real Return — Initial Class	0.50%	0.00%	0.11%		0.61%
MainStay VP S&P 500 Index — Initial Class	0.25%	0.00%	0.03%		0.28%
MainStay VP T. Rowe Price Equity Income — Initial Class	0.74%	0.00%	0.04%		0.78	%(h)
MainStay VP Unconstrained Bond — Initial Class	0.60%	0.00%	0.05%		0.65%
MainStay VP U.S. Small Cap — Initial Class	0.78%	0.00%	0.05%		0.83%
MainStay VP Van Eck Global Hard Assets — Initial Class	0.89%	0.00%	0.04%		0.93%
AllianceBernstein VPS Small/Mid Cap Value Portfolio — Class A	0.75%	0.00%	0.06%		0.81%
American Funds® IS New World Fund®—Class 2	0.73%	0.25%	0.05%		1.03%
BlackRock® High Yield V.I. Fund — Class I	0.54%	0.00%	0.24%		0.78	%(i)
Delaware VIP® Emerging Markets Series—Standard Class	1.25%	0.00%	0.16%		1.41%
Delaware VIP® Small Cap Value Series—Standard Class	0.72%	0.00%	0.08%		0.80%
Dreyfus IP Technology Growth Portfolio — Initial Shares	0.75%	0.00%	0.10%		0.85%
DWS Small Mid Cap Value VIP — Class A	0.65%	0.00%	0.17%		0.82	%(j)
Fidelity® VIP Contrafund® Portfolio — Initial Class	0.55%	0.00%	0.09%		0.64%
Fidelity® VIP Equity-Income Portfolio — Initial Class	0.45%	0.00%	0.12%		0.57%
Fidelity® VIP Growth Opportunities Portfolio — Initial Class	0.55%	0.00%	0.13%		0.68%
Fidelity® VIP Mid Cap Portfolio — Initial Class	0.55%	0.00%	0.09%		0.64%
Invesco V.I. American Value Fund—Series I	0.72%	0.00%	0.29	%(k)	1.01%
Invesco V.I. International Growth Fund — Series I	0.71%	0.00%	0.32	%(k)	1.03%
Janus Aspen Global Research Portfolio — Institutional Class	0.48%	0.00%	0.05%		0.53%
MFS® International Value Portfolio—Initial Class	0.90%	0.00%	0.06%		0.96%
MFS® Investors Trust Series—Initial Class	0.75%	0.00%	0.06%		0.81%
MFS® New Discovery Series—Initial Class	0.90%	0.00%	0.06%		0.96%
MFS® Research Series — Initial Class	0.75%	0.00%	0.06%		0.81%
Neuberger Berman AMT Mid Cap Growth Portfolio— Class I	0.85%	0.00%	0.14%		0.99%
PIMCO VIT Foreign Bond Portfolio (U.S. Dollar-Hedged)—Institutional Class	0.75%	0.00%	0.02%		0.77%
PIMCO VIT Total Return Portfolio—Institutional Class	0.50%	0.00%	0.00%		0.50%
Royce Micro-Cap Portfolio — Investment Class	1.25%	0.00%	0.09%		1.34%
UIF U.S. Real Estate Portfolio — Class I	0.80%	0.00%	0.30%		1.10%

Please refer to the applicable fund prospectus for additional information.
¶	Management Fees may include Advisor and/or Administration Fees.
#	Shown as a percentage of average net assets for the fiscal year ended December 31, 2013, unless otherwise indicated. The Fund or its agents provided the fees and charges, which are based on 2013 expenses. We have not verified the accuracy of the information provided by the Fund or its agents.
§	Because the distribution (12b-1) fee charge is an ongoing fee, the fee will increase the cost of your investment and may cost you more than paying other types of sales charges. The fees designated as “12b-1 fees” reflect “Service Fees.”
(a)	As described in the “Management of the Funds” section of the Fund’s prospectus, BlackRock has contractually agreed to waive and/or reimburse fees or expenses in order to limit Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursements (excluding Dividend Expense, Interest Expense, Acquired Fund Fees and Expenses and certain other Fund expenses) to 1.50% of average daily net assets until May 1, 2015. BlackRock has also contractually agreed to reimburse fees in order to limit certain operational and recordkeeping fees 0.07% of average daily net assets until May 1, 2015. Each of these contractual agreements may be terminated upon 90 days’ notice by a majority of the non-interested directors of the Fund or by a vote of a majority of the outstanding voting securities of the Fund.
(b)	Differs from the ratios of expenses to average net assets in the Financial Highlights section of the prospectus because of acquired fund fees and expenses.
(c)	The Adviser has agreed to waive fees and/or pay Fund expenses to the extent necessary to prevent the operating expenses of the Fund (excluding acquired fund fees and expenses, interest expense, trading expenses, dividends and interest payments on securities sold short, taxes and extraordinary expenses) from exceeding 1.50% of the Fund’s average daily net assets per year until May 1, 2015. During such time, the expense limitation is expected to continue until the Board of Trustees acts to discontinue all or a portion of such expense limitation.
(d)	The management fee is 0.81% on all assets. New York Life Investments has contractually agreed to waive a portion of its management fee so that the management fee does not exceed: 0.81% on assets up to $1 billion; and 0.785% on assets over $1 billion. This agreement will remain in effect until May 1, 2015, and shall renew automatically for one-year terms unless New York Life Investments provides written notice of termination prior to the start of the next term or upon approval of the Board of Trustees of the Fund.
(e)	The management fee is 0.55% on all assets. New York Life Investments has contractually agreed to waive a portion of its management fee so that the management fee does not exceed: 0.55% on assets up to $1 billion; and 0.525% on assets over $1 billion. This agreement will remain in effect until May 1, 2015, and shall renew automatically for one-year terms unless New York Life Investments provides written notice of termination prior to the start of the next term or upon approval of the Board of Trustees of the Fund.
(f)	New York Life Investments has contractually agreed to waive fees and/or reimburse expenses so that Total Annual Portfolio Operating Expenses (excluding taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments, and acquired (underlying) fund fees and expenses) do not exceed 1.60% of the average daily net assets of Initial Class shares. This agreement expires on May 1, 2015, and may only be amended or terminated prior to that date by action of the Board.

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(g)	New York Life Investments has contractually agreed to waive fees and/or reimburse expenses so that Total Annual Portfolio Operating Expenses (excluding taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments, and acquired (underlying) fund fees and expenses) do not exceed 0.86% of the average daily net assets of Initial Class shares .This agreement expires on May 1, 2015, and may only be amended or terminated prior to that date by action of the Board.
(h)	New York Life Investments has contractually agreed to waive fees and/or reimburse expenses so that Total Annual Portfolio Operating Expenses (excluding taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments, and acquired (underlying) fund fees and expenses) do not exceed 0.85% of the average daily net assets of Initial Class shares. This agreement expires on May 1, 2015, and may only be amended or terminated prior to that date by action of the Board.
(i)	As described in the “Management of the Funds” section of the Fund’s prospectus, BlackRock has contractually agreed to waive and/or reimburse fees or expenses in order to limit Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursements (excluding Dividend Expense, Interest Expense, Acquired Fund Fees and Expenses and certain other Fund expenses) to 1.25% of average daily net assets until May 1, 2015. BlackRock has also contractually agreed to reimburse fees in order to limit certain operational and recordkeeping fees to 0.06% of average daily net assets until May 1, 2015. Each of these contractual agreements may be terminated upon 90 days’ notice by a majority of the non-interested directors of the Fund or by a vote of a majority of the outstanding voting securities of the Fund.
(j)	Through September 30, 2014, the Advisor has contractually agreed to waive all or a portion of its management fee and reimburse or pay certain operating expenses of the portfolio to the extent necessary to maintain the portfolio’s total annual operating expenses at 0.83% for Class A and 1.19% for Class B shares, excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest. The agreement may only be terminated with the consent of the fund’s Board.
(k)	Invesco Advisers, Inc. (“Invesco or the Adviser”) has contractually agreed to waive a portion of the Fund’s management fee in an amount equal to the net management fee that Invesco earns on the Fund’s investments in certain affiliated funds. This waiver will have the effect of reducing Acquired Fund Fees and Expenses that are indirectly borne by the Fund. Unless Invesco continues the fee waiver agreement, it will terminate on April 30, 2015. The fee waiver agreement cannot be terminated during its term.

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DEFINITIONS

1933 Act: The Securities Act of 1933, as amended.

1940 Act: The Investment Company Act of 1940, as amended.

AAR: Automatic Asset Reallocation.

Adjusted Total Premium: The total premiums paid minus any partial surrenders and any associated processing fees. This amount will never be less than zero. This is used in the calculation of Life Insurance Benefit Option 3.

Asset Allocation Model: A model portfolio comprised of Investment Divisions of the Separate Account. The model portfolio is designed by New York Life Investment Management (“NYLIM”) and based primarily on investment risk.

Business Day: Any day on which the New York Stock Exchange is open for regular trading. Our Business Day ends at 4:00 p.m. Eastern Time or the closing of regular trading on the New York Stock Exchange, if earlier. (Each Business Day is a Valuation Day).

Cash Surrender Value: The Cash Value, less any surrender charges that may apply, less any unpaid loans and accrued interest. This is the amount we will pay you if you surrender your policy. See “Surrenders” for more information.

Cash Value: The total value of your policy’s accumulation units in the Separate Account Value, plus any amount in the Fixed Account and DCA Plus Account.

Cash Value Accumulation Test (“CVAT”): An IRS test to determine whether a policy can be considered life insurance. See “Policy Payment Information-Life Insurance Benefit Options” for more information.

Cost of Insurance Charge: A charge that is deducted from your policy’s Cash Value on each Monthly Deduction Day for the cost of providing a Life Insurance Benefit to you. The initial rate of the monthly Cost of Insurance Charge is based upon our underwriting of your policy. Your Cost of Insurance Charge may vary from month to month depending on cost of insurance rates and the Net Amount at Risk. For more information, please see “Charges Associated with the Policy - Cost of Insurance Charge”.

Dollar Cost Averaging Plus (“DCA Plus”) Account: The 12-month Dollar Cost Averaging account used specifically for the DCA Plus feature.

Eligible Portfolios (“Portfolios”): The mutual fund portfolios of the Funds that are available for investment through the Investment Divisions of the Separate Account.

Face Amount: The dollar amount of life insurance under the base policy as selected by the policyowner at the time of issue. It equals the initial face amount shown on the Policy Data Page, plus or minus any changes made to the initial face amount.

FINRA: The Financial Industry Regulatory Authority, Inc.

Fixed Account: The Fixed Account is supported by assets in NYLIAC’s General Account. The amount in the Fixed Account earns interest on a daily basis. Interest is credited on each Monthly Deduction Day.

Fund: An open-end management investment company.

General Account: An account representing all of NYLIAC’s assets, liabilities, capital and surplus, income, gains, or losses that are not included in the Separate Account or any other separate account. We allocate any Net Premium payments you make during the free look period to this account.

GMAB Allocation Alternatives: The Investment Options currently available with the GMAB Rider as listed in “Description of the Policy—Additional Benefits Through Riders and Options—Guaranteed Minimum Accumulation Benefit Rider—Rider Eligibility and Investment Restrictions.”

GMAB Investment Divisions: The Investment Divisions currently available as GMAB Allocation Alternatives.

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Guideline Premium Test (“GPT”): An IRS test to determine whether a policy can be considered life insurance. See “Policy Payment Information—Life Insurance Benefit Options” for more information.

Initial Premium Transfer Date: The date on which initial Net Premiums and any accumulated interest is transferred from the General Account to the Investment Divisions, the Fixed Account, and/or the DCA Plus Account. For SVUL Accumulator, the Initial Premium Transfer Date is generally the later of the Issue Date and the date we receive the full initial premium payment. For VUL Accumulator, the Initial Premium Transfer Date is generally the end of the Free Look period.

Investment Division: A division of the Separate Account. Each Investment Division invests exclusively in shares of a specified Eligible Portfolio.

Investment Options: Policy investment options that consist of the Investment Divisions, the Fixed Account, and the DCA Plus Account.

IRC: Internal Revenue Code of 1986, as amended.

IRS: The Internal Revenue Service.

Issue Date: The date we issue the policy as specified on the Policy Data Page.

IVR: Interactive Voice Response System.

Life Insurance Benefit: The benefit calculated under the Life Insurance Benefit Option you have chosen.

Monthly Deduction Charges: The monthly contract charge, per Thousand Face Amount charge, cost of insurance charge, any rider charges deducted from your policy’s Cash Value, and the Mortality and Expense Risk Charge.

Monthly Deduction Day: The date that we deduct your monthly contract charge, per Thousand Face Amount charge, cost of insurance charge, any rider charges from your policy’s Cash Value, and the Mortality and Expense Risk charges. The first Monthly Deduction Day will be the first monthly anniversary of the Policy Date on or following the later of the Issue Date and the date we receive the full initial premium payment. If the later of the Issue Date and the date we receive the full initial premium payment and the Policy Date of the policy are different, deductions made on the Monthly Deduction Day will include the monthly deductions that would have been made on each Monthly Deduction Day for the period from the Policy Date to the later of the Issue Date and the date we receive the full initial premium payment, as if the policy were issued on the Policy Date.

Mortality and Expense Risk: The risk that the group of lives we have insured under our policies will not live as long as We expect (mortality risk); and the risk that the cost of issuing and administering the policies will be greater than We have estimated (expense risk).

Net Amount at Risk: The difference between the Life Insurance Benefit divided by 1.00327 and the policy’s Cash Value. See “Policy Payment Information—Life Insurance Benefit Options” for more information.

Net Premium: The balance of a premium payment after applicable sales expense, state premium tax, and federal tax charges have been deducted.

Non-Qualified Policy: A policy issued to a person or an entity (other than an employee benefit plan that qualifies for special federal income tax treatment).

NYLIAC: New York Life Insurance and Annuity Corporation.

NYLIC: New York Life Insurance Company.

NYLIFE Distributors: NYLIFE Distributors LLC.

NYLIFE Securities: NYLIFE Securities LLC.

PIN: A Personal Identification Number.

Policy Data Page: Page 2 of your policy. The Policy Data Page contains your policy’s specifications.

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Policy Date: The date we use as the starting point for determining Policy Years and Monthly Deduction Days. Your Policy Date will be the same as your Issue Date, unless you request otherwise. You can find your Policy Date on the Policy Data Page.

Policy Proceeds: The benefit we will pay to your beneficiary when we receive proof that the insured (under VUL) or last surviving insured (under SVUL) died while the policy is in effect. It is equal to the Life Insurance Benefit, plus any additional death benefits under any riders you have chosen, minus any outstanding loans (including any accrued loan interest).

Policy Year: The twelve-month period starting on the Policy Date, and each twelve-month period thereafter.

Qualified Policy: A policy owned by an employee benefit plan that qualifies for special federal income tax treatment.

SEC: The Securities and Exchange Commission.

Separate Account: NYLIAC Variable Universal Life Separate Account-I, a segregated asset account NYLIAC established to receive and invest Net Premiums that are allocated to the Investment Divisions.

Separate Account Value: An amount equal to the Cash Value allocated to the Separate Account.

Surrender Charge Premium: The amount we use to calculate surrender charges, as set forth on the Policy Data Page.

Target Premium: An amount used to determine the premium expense charges to be deducted from your premium payment in a given Policy Year. The amount of the Target Premium is derived from the policy’s Face Amount and the insured’s age, gender, and risk class. The Target Premium may change if the policy’s Face Amount is increased or decreased.

VPSC: Variable Products Service Center.

VSC: Virtual Service Center. The VSC provides up-to-date policy information through the Internet. See “Management and Organization—How to Reach Us for Policy Services” for more information.

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MANAGEMENT AND ORGANIZATION

INSURER

New York Life Insurance and Annuity Corporation (“NYLIAC”)

(a wholly-owned subsidiary of New York Life Insurance Company)

51 Madison Avenue

New York, NY 10010

YOUR POLICY

The policy is offered by NYLIAC. Policy assets allocated to the Investment Divisions are invested in NYLIAC Variable Universal Life Separate Account-I (the “Separate Account”), which has been in existence since June 4, 1993. The policy offers life insurance protection, a choice of Life Insurance Benefit options, flexible premium payments, changes to the Face Amount of the policy, loans, partial surrenders and Face Amount decreases (which may be subject to a surrender charge), and the ability to invest in up to 21 Investment Options, including the Investment Divisions, the Fixed Account and/or the DCA Plus Account. For your convenience, for SVUL Accumulator only, you may also allocate your policy Cash Value to one of five Asset Allocation Models at no extra charge.

The policies are variable. This means that the Cash Value will fluctuate based on the investment experience of the Investment Divisions you select. The interest credited on the money allocated to the Fixed Account and the DCA Plus Account may also vary. NYLIAC does not guarantee the investment performance of the Separate Account or of the Eligible Portfolios. You bear the entire investment risk with respect to amounts allocated to the Investment Divisions of the Separate Account. Each Investment Division has its own investment objectives and investment strategy. As a consequence, some Investment Divisions are riskier than others. We offer no assurance that the investment objectives of the Investment Divisions will be achieved. Accordingly, amounts allocated to the Investment Divisions of the Separate Account are subject to the risks inherent in the securities markets and, specifically, to price fluctuations in the Eligible Portfolios’ investments.

State Variations

Certain provisions of the policies may differ from the general description in this prospectus, and certain riders and options may not be available because of legal requirements or restrictions in your state. See your policy for specific variations because any such state variations will be included in your policy, or in riders or endorsements attached to your policy. See your registered representative or contact us for specific information that may be applicable to your state. (See “State Variations” for details.)

ABOUT THE SEPARATE ACCOUNT

NYLIAC Variable Universal Life Separate Account-I is a segregated asset account that NYLIAC has established to receive and invest your Net Premiums. NYLIAC established the Separate Account on June 4, 1993 under the laws of the State of Delaware, in accordance with resolutions set forth by the NYLIAC Board of Directors. The Separate Account is registered as a unit investment trust with the SEC under the 1940 Act. This registration does not mean that the SEC supervises the management, investment practices, or policies of the Separate Account.

Although the assets of the Separate Account belong to NYLIAC, these assets are held separately from the other assets of NYLIAC, and under applicable insurance law cannot be charged for liabilities incurred in any other business operations of NYLIAC (except to the extent that assets in the Separate Account exceed the reserves and other liabilities of the Separate Account). These assets are not subject to the claims of our general creditors. The income, capital gains, and capital losses incurred on the assets of the Separate Account are credited to or are charged against the assets of the Separate Account without regard to income, capital gains, and capital losses arising out of any other business NYLIAC may conduct. Therefore, the investment performance of the Separate Account is entirely independent of the investment performance of NYLIAC’s Fixed Account or DCA Plus Account, or any other separate account of NYLIAC.

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The Separate Account currently includes the 57 Investment Divisions available under the policy. On the Initial Premium Transfer Date, Net Premium payments allocated to the Investment Divisions are invested exclusively in the corresponding Eligible Portfolios of the Funds.

OUR RIGHTS

We may take certain actions relating to our operations and the operations of the Separate Account. We will take these actions in accordance with applicable laws, including obtaining any required approval of the SEC and any other required regulatory approvals. If necessary, we will seek approval of our policyowners.

Specifically we reserve the right to:

•	add or remove any Investment Division;

•	create new separate accounts;

•	combine the Separate Account with one or more other separate accounts;

•	operate the Separate Account as a management investment company under the 1940 Act or in any other form permitted by law;

•	deregister the Separate Account under the 1940 Act;

•	manage the Separate Account under the direction of a committee or discharge such committee at any time;

•	transfer the assets of the Separate Account to one or more other separate accounts;

•	restrict or eliminate any of the voting rights of policyowners or other persons who have voting rights as to the Separate Account; and

•	change the name of the Separate Account.

(See the SAI for more information.)

THE FIXED ACCOUNT AND THE DCA PLUS ACCOUNT

The Fixed Account and DCA Plus Account are supported by the assets in our General Account, which includes all of our assets except those assets specifically allocated to separate accounts. These assets are subject to the claims of our general creditors. We can invest the assets of the Fixed Account and DCA Plus Account however we choose, within limits. Your interest in the Fixed Account and DCA Plus Account is not registered under the Securities Act of 1933, and the Fixed Account and DCA Plus Account are not registered as investment companies under the 1940 Act. Therefore, generally you do not have the benefits and protections of these statutes for amounts allocated to the Fixed Account or the DCA Plus Account.

HOW TO REACH US FOR POLICY SERVICES

You can reach us in several ways. Please send service requests to us at one of the addresses listed on the first page of this prospectus (or any other address we indicate to you in writing).

In addition, as described below, you can contact us through the Internet at our VSC and through an automated telephone service known as the IVR.

All NYLIAC requirements must be met in order for us to process your service requests. Please review all service request forms carefully and provide all required information as applicable to the transaction. If all requirements are not met, we will not be able to process your service request. We will make every reasonable attempt to notify you in writing of this situation. It is important that you inform NYLIAC of an address change so that you can receive important statements.

Faxed requests are not acceptable and will not be honored at any time. In addition, we will not accept e-mails of imaged, signed service requests.

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• Virtual Service Center and Interactive Voice Response System

Through the VSC and the IVR, you can get up-to-date information about your policy and request transfers, allocation changes and loans. Policies that are jointly owned may not request transactions through the VSC or IVR. We may remove VSC and IVR privileges for certain policyowners (See “Description of the Policy—Limits on Transfers”).

To enable you to access the VSC and IVR, you will automatically receive a PIN. Along with your Social Security number, the PIN will give you access to the IVR using the toll-free number, 1-800-598-2019. You should protect your PIN and your Social Security Number because our self-service options will be available to anyone who provides your Social Security Number and your PIN. We will not be able to verify that the person providing electronic service instructions via the VSC or IVR is you or is authorized by you.

In order to obtain policy information online via the VSC, you are required to register for access. Visit www.newyorklife.com/vsc and click the “Register Now” button to enroll. You will be required to register a unique User Name and Password to gain access. In a safe and secure environment, you can, among other things, access policy values, change your address, download service forms, view policy statements, and submit policy transactions.

We will use reasonable procedures to make sure that the instructions we receive through the VSC and IVR are genuine. We are not responsible for any loss, cost, or expense for any actions we take based on instructions received through the IVR or the VSC that we believe are genuine. We will confirm all transactions in writing.

Service requests are binding on all policyowners if a policy is jointly owned. Transfers, allocation changes, and loan requests received after 4:00 p.m. (Eastern Time) on a Business Day, or on a non-Business Day, will be priced as of the next Business Day.

We make the VSC and IVR available at our discretion. In addition, availability of the VSC or IVR may be interrupted temporarily at certain times. We do not assume responsibility for any loss if service should become unavailable. If you are experiencing problems, you can send service requests to us at one of the addresses listed on the first page of this prospectus (or any other address we indicate to you in writing).

• VSC

The VSC is available Monday through Friday, from 7 a.m. until 4 a.m., Saturdays from 7 a.m. to 10 p.m., and Sundays from 7 a.m. until 8 p.m. (Eastern Time).

The VSC enables you to:

•	e-mail your registered representative or VPSC;

•	view and download statements;

•	obtain current policy values;

•	transfer assets between Investment Options;

•	change the allocation of future premium payments;

•	change your address;

•	obtain service forms;

•	reset your password;

•	change your phone number or email address;

•	view and update beneficiary information;

•	change bank account information for existing Check-O-Matic arrangements;

•	set up a new Automatic Asset Reallocation arrangement or modify an existing arrangement;

•	update your Investor Profile; and

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•

sign up to receive future prospectuses, policyowner annual and semi-annual reports, quarterly policy summaries and federal tax forms for your policy online at www.newyorklife.com/vsc. Electronic delivery is not available for policies that are owned by corporations, trusts, or organizations at this time.

• IVR

The IVR is available 24 hours a day, seven days a week. We record all calls.

The IVR enables you to:

•	obtain current policy values;

•	transfer assets between Investment Options;

•	change the allocation of future premium payments;

•	request a loan on your policy; and

•	speak with one or our Customer Service Representatives on any Business Day, Monday through Friday from 9:00 a.m. to 6:00 p.m. (Eastern Time).

By sending a Telephone Request Form to VPSC at one of the addresses listed on the first page of this prospectus (or any other address we indicate to you in writing), you can authorize a third party to access your policy information and to make fund transfers, allocation changes, and other permitted transactions through a Customer Service Representative. The Customer Service Representative will require certain identifying information (e.g., Social Security Number, address of record, date of birth) before taking any requests or providing any information to ensure that the individual giving instructions is authorized.

NYLIAC does not permit current or former Registered Representatives to obtain authorization to effect policy transactions through the Telephone Request Form. Authorization to these Registered Representatives will be limited to accessing policy information only.

Registered Representative Actions

You may authorize us to accept electronic instructions from your registered representative or the registered service assistant assigned to your policy to make premium allocations, transfers among Investment Options, Automatic Asset Allocation updates (if applicable) and changes to your investment objective and/or risk tolerance. Your AAR will be cancelled if a premium allocation change or fund transfer is submitted on your behalf and the AAR is not also modified at the time to be consistent with your fund transfer and premium allocation changes.

To authorize a registered representative or registered service assistant assigned to your policy to make premium allocations and transfers, you must send a completed Trading Authorization Form to VPSC at one of the addresses noted on the first page of this prospectus (or any other address we indicate to you in writing). We may revoke or deny Trading Authorization privileges for certain policyowners (See “Description of the Policy—Limits on Transfers”). Trading Authorization may be elected, changed or cancelled at any time. We will confirm all transactions in writing. Not all transactions are available on the Internet.

NYLIAC is not liable for any loss, cost or expense for acting on instructions which are believed to be genuine in accordance with the procedures. As these parties act on your behalf, you are responsible for and bear the consequences of their instructions and actions, including limits on transfers.

We may choose to accept forms you have completed that your Registered Representative transmits to us electronically via our internal secured network. We will accept electronically-transmitted forms only for requests that do not affect your investments under the policy. We will not accept Email or Fax requests for transactions affecting your investments under the policy.

FUNDS AND ELIGIBLE PORTFOLIOS

The Portfolios of each Fund eligible for investment, along with their advisors and investment objectives, are listed in the following table. For more information about each of these Portfolios, please read the prospectus found in the book of underlying fund prospectuses.

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The Fund’s prospectus should be read carefully before any decision is made concerning the allocation of Net Premium payments to an Investment Division corresponding to a particular Eligible Portfolio.

The Funds and Eligible Portfolios offered though this product are selected by NYLIAC based on several criteria, including asset class coverage, the strength of the manager’s reputation and tenure, brand recognition, performance, and the capability and qualification of each sponsoring investment firm. An affiliate of NYLIAC—New York Life Investment Management LLC—manages the MainStay VP Funds Trust and that was a factor in its selection.

We also receive payments or compensation from the Funds or their investment advisors, or from other service providers of the Funds (who may be affiliates of NYLIAC) in connection with administration, distribution and other services that We provide with respect to the Eligible Portfolios and their availability through the policies. These payments may be derived, in whole or in part, from the advisory fee charged by the Fund and deducted from Fund assets. NYLIAC may use these payments for any corporate purpose, including payment of expenses that NYLIAC and/or its affiliates incur in administering the Policies, and in its role as an intermediary of the Funds. Policyowners, through their indirect investment in the Funds, bear the costs of these advisory fees.

The amounts We receive may be substantial, may vary by Eligible Portfolio, and may depend on how much policy value is invested in the particular Eligible Portfolio or Fund. NYLIAC and its affiliates may profit from these payments. Currently, We receive payments or revenue under various arrangements in amounts ranging from 0.05% to 0.35% annually of the aggregate net asset value of the shares of some of the Eligible Portfolios held by the Investment Divisions. The compensation that your Registered Representative receives remains the same regardless of which Investment Divisions you choose or the particular arrangements applicable to those Investment Divisions.

Funds and Eligible Portfolios	Investment Adviser	Investment Objectives
MainStay VP Funds Trust: MainStay VP Balanced—Initial Class	New York Life Investment Management LLC (or “New York Life Investments”) Subadvisors: Cornerstone Capital Management Holding LLC (“CCM”) and NYL Investors LLC (fixed income investments only)	• Seeks total return.

MainStay VP Bond—Initial Class	New York Life Investments Subadvisor: NYL Investors LLC	• Seeks total return.

MainStay VP Cash Management—Initial Class	New York Life Investments Subadvisor: NYL Investors LLC	• Seeks a high level of current income while preserving capital and maintaining liquidity.

MainStay VP Common Stock—Initial Class	Subadvisor: CCM	• Seeks long-term growth of capital.

MainStay VP Conservative Allocation—Initial Class	New York Life Investments	• Seeks current income and, secondarily, long-term growth of capital.

MainStay VP Convertible—Initial Class	Subadvisor: MacKay*	• Seeks capital appreciation together with current income.

MainStay VP Cornerstone Growth—Initial Class	Subadvisor: CCM	• Seeks long-term growth of capital.

MainStay VP DFA / DuPont Capital Emerging Markets Equity—Initial Class	Subadvisor: Dimensional Fund Advisors LP (“DFA”) and DuPont Capital Management Corporation (“DuPont Capital”)	• Seeks long-term capital appreciation.

MainStay VP Eagle Small Cap Growth—Initial Class	Subadvisor: Eagle Asset Management, Inc.	• Seeks long-term capital appreciation.

MainStay VP Floating Rate—Initial Class	New York Life Investments Subadvisor: NYL Investors LLC	• Seeks high current income.

MainStay VP Government—Initial Class	Subadvisor: MacKay*	• Seeks current income.

MainStay VP Growth Allocation—Initial Class	New York Life Investments	• Seeks long-term growth of capital.

MainStay VP High Yield Corporate Bond—Initial Class	Subadvisor: MacKay*	• Seeks maximum current income through investment in a diversified portfolio of high-yield debt securities. Capital appreciation is a secondary objective.

MainStay VP ICAP Select Equity—Initial Class	Subadvisor: Institutional Capital LLC (“ICAP”)	• Seeks total return.

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Funds and Eligible Portfolios	Investment Adviser	Investment Objectives

MainStay VP Income Builder—Initial Class	Subadvisor: Epoch Investment Partners, Inc. (“Epoch”) and MacKay*	• Seeks current income consistent with reasonable opportunity for future growth of capital and income.

MainStay VP International Equity—Initial Class	Subadvisor: CCM	• Seeks long-term growth of capital.

MainStay VP Janus Balanced—Initial Class	Subadvisor: Janus Capital Management LLC	• Seeks long-term capital growth, consistent with preservation of capital and balanced current income.

MainStay VP Large Cap Growth—Initial Class	Subadvisor: Winslow Capital Management, Inc.	• Seeks long-term growth of capital.

MainStay VP Marketfield—Initial Class	Subadvisor: Marketfield Asset Management	• Seeks capital appreciation.

MainStay VP MFS® Utilities—Initial Class	Subadvisor: Massachusetts Financial Services Company (“MFS”)	• Seeks total return.

MainStay VP Mid Cap Core—Initial Class	Subadvisor: CCM	• Seeks long-term growth of capital.

MainStay VP Moderate Allocation—Initial Class	New York Life Investments	• Seeks long-term growth of capital, and secondarily, current income.

MainStay VP Moderate Growth Allocation—Initial Class	New York Life Investments	• Seeks long-term growth of capital, and secondarily, current income.

MainStay VP PIMCO Real Return—Initial Class	Subadvisor: Pacific Investment Management Company LLC	• Seeks maximum real return, consistent with preservation of real capital and prudent investment management.

MainStay VP S&P 500 Index—Initial Class	Subadvisor: CCM	• Seeks investment results that correspond to the total return performance (reflecting reinvestment of dividends) of common stocks in the aggregate as represented by the S&P 500® Index.

MainStay VP T. Rowe Price Equity Income—Initial Class	Subadvisor: T. Rowe Price Associates, Inc.	• Seeks substantial dividend income as well as long-term growth of capital through investments in the common stocks of established companies.

MainStay VP Unconstrained Bond—Initial Class	Subadvisor: MacKay*	• Seeks total return by investing primarily in domestic and foreign debt securities.

MainStay VP U.S. Small Cap—Initial Class	Subadvisor: Epoch	• Seeks long-term capital appreciation by investing primarily in securities of small-cap companies.

MainStay VP Van Eck Global Hard Assets—Initial Class	Subadvisor: Van Eck Associates Corporation	• Seeks long-term capital appreciation by investing primarily in hard asset securities. Income is a secondary consideration.

AIM Variable Insurance Funds (Invesco Variable Insurance Funds): Invesco V.I. American Value Fund—Series I	Invesco Advisors, Inc.	• The fund’s investment objective is to provide above-average total return over a market cycle of three to five years by investing in common stocks and other equity securities.

Invesco V.I. International Growth Fund—Series I	Invesco Advisors, Inc.	• The fund’s investment objective is long-term growth of capital.

AllianceBernstein Variable Products Series Fund, Inc.: AllianceBernstein VPS Small/Mid Cap Value Portfolio—Class A	AllianceBernstein L.P.	• Seeks long-term growth of capital.

American Funds Insurance Series®: American Funds® IS New World Fund®— Class 2	Capital Research and Management Company	• The fund’s investment objective is long-term growth of capital.

BlackRock® Variable Series, Inc.: BlackRock® Global Allocation V.I. Fund—Class III	BlackRock Advisors, LLC Subadvisor: BlackRock Investment Management, LLC	• Seeks high total investment return.

BlackRock® High Yield V.I. Fund—Class I	Subadvisor: BlackRock Financial Management, Inc.	• Seeks to maximize total return, consistent with income generation and prudent investment management.

Delaware VIP® Trust: Delaware VIP® Emerging Markets Series—Standard Class	Delaware Management Company	• Seeks long-term capital appreciation.

Delaware VIP® Small Cap Value Series—Standard Class	Delaware Management Company	• Seeks capital appreciation.

Dreyfus Investment Portfolios: Dreyfus IP Technology Growth Portfolio—Initial Class	The Dreyfus Corporation	• The portfolio seeks capital appreciation.

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Funds and Eligible Portfolios	Investment Adviser	Investment Objectives
DWS Variable Series II: DWS Small Mid Cap Value VIP—Class A	Deutsche Investment Management Americas Inc. Subadvisor: Dreman Value Management L.L.C.	• The fund seeks long-term capital appreciation.

Fidelity® Variable Insurance Products Fund: Fidelity® VIP Contrafund® Portfolio—Initial Class	Fidelity Management & Research Company (FMR) Subadvisors: FMR Co., Inc. (“FMRC”) and other investment advisors	• Seeks long-term capital appreciation.

Fidelity® VIP Equity-Income Portfolio—Initial Class	Subadvisors: FMR Co., Inc. (“FMRC”) and other investment advisors

•    Seeks reasonable income. The fund will also consider the potential for capital appreciation. The fund’s goal is to achieve a yield which exceeds the composite yield on the securities comprising the S&P 500® Index.

Fidelity® VIP Freedom 2020 Portfolio—Initial Class	Subadvisors: Strategic Advisors, Inc.	• Seeks high total return with a secondary objective of principal preservation as the fund approaches its target date and beyond.

Fidelity® VIP Freedom 2030 Portfolio—Initial Class	Subadvisors: Strategic Advisors, Inc.	• Seeks high total return with a secondary objective of principal preservation as the fund approaches its target date and beyond.

Fidelity® VIP Freedom 2040 Portfolio—Initial Class	Subadvisors: Strategic Advisors, Inc.	• Seeks high total return with a secondary objective of principal preservation as the fund approaches its target date and beyond.

Fidelity® VIP Growth Opportunities Portfolio—Initial Class	Subadvisors: FMR Co., Inc. (“FMRC”) and other investment advisors	• Seeks to provide capital growth.

Fidelity® VIP Mid Cap Portfolio—Initial Class	Subadvisors: FMRC and other investment advisors	• Seeks long-term growth of capital.

Janus Aspen Series: Janus Aspen Global Research Portfolio—Institutional Class	Janus Capital Management LLC	• Seeks long-term growth of capital.

MFS® Variable Insurance Trust: MFS® Investors Trust Series—Initial Class	Massachusetts Financial Services Company (“MFS”)	• Seeks capital appreciation.

MFS® New Discovery Series—Initial Class	MFS	• Seeks capital appreciation.

MFS® Research Series—Initial Class	MFS	• Seeks capital appreciation.

MFS® Variable Insurance Trust II: MFS® International Value Portfolio—Initial Class	MFS	• Seeks capital appreciation.

Neuberger Berman Advisers Management Trust: Neuberger Berman AMT Mid Cap Growth Portfolio—Class I	Neuberger Berman Management LLC Subadvisor: Neuberger Berman LLC	• Seeks growth of capital.

PIMCO Variable Insurance Trust: PIMCO VIT Foreign Bond Portfolio (U.S. Dollar-Hedged)—Institutional Class	Pacific Investment Management Company, LLC	• Seeks maximum total return, consistent with preservation of capital and prudent investment management.

PIMCO VIT Total Return Portfolio—Institutional Class	Pacific Investment Management Company, LLC	• Seeks maximum total return, consistent with preservation of capital and prudent investment management.

Royce Capital Fund: Royce Micro-Cap Portfolio—Investment Class	Royce & Associates, LLC	• Seeks long-term growth of capital.

The Universal Institutional Funds, Inc.: UIF U.S. Real Estate Portfolio—Class I	Morgan Stanley Investment Management Inc.

•    Seeks to provide above-average current income and long-term capital appreciation by investing primarily in equity securities of companies in the U.S. real estate industry, including real estate investment trusts.

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Funds and Eligible Portfolios	Investment Adviser	Investment Objectives

Van Eck VIP Trust: Van Eck VIP Multi-Manager Alternatives Fund — Initial Class

Van Eck Associates Corporation

Subadvisors: Coe Capital Management, LLC, Dix Hills Partners, LLC, Horizon Kinetics, LLC, Millrace Asset Group, Inc., RiverPark Advisors, LLC, SW Asset Management, LLC and Tiburon Capital Management, LLC

• Seeks to achieve consistent absolute (positive) returns in various market cycles.

*	MacKay is an affiliate of NYLIAC.

NYLIAC does not provide investment advice and does not recommend or endorse any particular Eligible Portfolio or Portfolios or any Asset Allocation Model. NYLIAC is not responsible for choosing the Investment Divisions, the amounts allocated to each, or the Asset Allocation Model that is selected. You are responsible for determining that these decisions are appropriate for your own individual circumstances and your investment goals, financial situation, and risk tolerance. Decisions regarding investment allocations should be carefully considered. You bear the risk of any decline in the value of your policy resulting from the performance of the Portfolios you have chosen.

Investment selections should be based on a thorough investigation of all of the information regarding the Eligible Portfolios that is available to you, including each Fund’s prospectus, statement of additional information, and annual and semi-annual reports. Other sources, such as the Fund’s website or newspapers and financial and other magazines, provide more current information, including information about any regulatory actions or investigations relating to a Fund or Eligible Portfolio. (For factors bearing on selection of an Asset Allocation Model, see Management and Organization—Asset Allocation Models below.) After you select Investment Divisions or an Asset Allocation Model for your initial premium, you should monitor and periodically re-evaluate your allocations to determine if they are still appropriate.

The Investment Divisions invest in the corresponding Eligible Portfolios. You can choose a maximum of 21 Investment Options for Net Premium payments from the 57 Investment Divisions, the Fixed Account, and/or the DCA Plus Account. Your choice of Investment Options may be limited if you elect certain benefits or riders. You can transfer all or part of the Cash Value of your policy among the Investment Options tax-free and within the limits described in this prospectus. For your convenience, you may also allocate your policy Cash Value in accordance with one of five Asset Allocation Models (for SVUL Accumulator policies only) at no extra charge.

The Investment Divisions offered through the VUL and SVUL policies and described in this prospectus and the SAI are different and may have different investment performance from mutual funds that may have similar names, the same adviser, the same investment objective and policies, and substantially similar portfolio securities.

ASSET ALLOCATION MODELS

One or more Asset Allocation Models are available in connection with SVUL Accumulator policies, at no extra charge. The 2014 Asset Allocation Models are available to all policyowners in jurisdictions where they are approved. The 2013 Asset Allocation Models are available to policyowners who allocated to those Models before May 1, 2014. You can select only one Asset Allocation Model at a time. If you transfer out of a 2013 Asset Allocation Model to another Investment Option, you will not be able to transfer back into that 2013 Asset Allocation Model.

Currently, you can select one of five (5) Asset Allocation Models, with each specifying percentage allocations across various Investment Divisions available through your policy. Each Model corresponds with one of the five Investment Objectives identified in your Investor Profile. If you wish to allocate your policy’s Cash Value to an Asset Allocation Model, you may do so by notifying us in writing at one of the addresses listed on the first page of this prospectus (or any other address we indicate to you in writing), subject to model availability. On the Initial Premium

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Transfer Date, We will allocate your policy’s Cash Value in accordance with the percentages specified below for the Model you select. The Models are comprised only of available Investment Divisions and do not include allocations to the Fixed Account.

Each Asset Allocation Model is designed to achieve a different investment objective and takes into consideration time horizon and risk tolerance. The Asset Allocation Models can help you diversify your policy Cash Value among asset classes to attain an investment goal, and reduce volatility over the long term.

We have no discretionary authority or control over your investment decisions. We make available educational information and materials (e.g., an Investor Profile and Fund prospectuses) that can help you select an Asset Allocation Model, but we do not recommend or endorse any particular Asset Allocation Model or otherwise provide investment advice as to which Asset Allocation Model may be appropriate for you. Consequently, you are responsible for your decision to allocate your policy’s Cash Value to the Asset Allocation Models and to select the Asset Allocation Model that is best for you. Tools used to assess your risk tolerance and investment objective, such as the Investor Profile, may not be accurate and could be less effective if your circumstances change over time.

The Asset Allocation Models associated with the policy are:

2013 Asset Allocation Models (available for allocation prior to May 1, 2014)

A.	Income with Capital Preservation

40% MainStay VP Bond - Initial Class	15% MainStay VP Conservative Allocation - Initial Class

15% MainStay VP Unconstrained Bond – Initial Class	10% BlackRock® Global Allocation V.I. Fund - Class III

10% MainStay VP PIMCO Real Return – Initial Class	5% MainStay VP Floating Rate – Initial Class

5% MainStay VP High Yield Corporate Bond – Initial Class

B.	Income with Moderate Growth

25% MainStay VP Conservative Allocation - Initial Class	25% MainStay VP Bond - Initial Class

20% MainStay VP Unconstrained Bond – Initial Class	10% BlackRock® Global Allocation V.I. Fund - Class III

5% MainStay VP PIMCO Real Return – Initial Class	4% Delaware VIP® Small Cap Value Series – Standard Class

3% MainStay VP ICAP Select Equity - Initial Class	3% Fidelity® VIP Contrafund® Portfolio – Initial Class

3% Delaware VIP® Emerging Markets Series – Standard Class	2% MFS® International Value Portfolio – Initial Class

C.	Growth with Income

26% MainStay VP Moderate Allocation - Initial Class	20% MainStay VP Bond - Initial Class

15% MainStay VP Unconstrained Bond – Initial Class	10% BlackRock® Global Allocation V.I. Fund - Class III

6% Fidelity® VIP Contrafund® Portfolio – Initial Class	6% Delaware VIP® Small Cap Value Series – Standard Class

6% MainStay VP ICAP Select Equity - Initial Class	5% Delaware VIP® Emerging Markets Series – Standard Class

3% Invesco V.I. International Growth Fund – Series I	3% MFS® International Value Portfolio – Initial Class

D.	Growth

35% MainStay VP Moderate Growth Allocation - Initial Class	10% MainStay VP Bond - Initial Class

10% MainStay VP Unconstrained Bond – Initial Class	10% Delaware VIP® Emerging Markets Series – Standard Class

8% MainStay VP ICAP Select Equity - Initial Class	8% Fidelity® VIP Contrafund® Portfolio – Initial Class

6% Delaware VIP® Small Cap Value Series – Standard Class	5% BlackRock® Global Allocation V.I. Fund - Class III

4% Invesco V.I. International Growth Fund – Series I	4% MFS® International Value Portfolio – Initial Class

E.	Aggressive Growth

35% MainStay VP Moderate Growth Allocation - Initial Class	15% Delaware VIP® Emerging Markets Series – Standard Class

11% MainStay VP ICAP Select Equity - Initial Class	11% Fidelity® VIP Contrafund® Portfolio – Initial Class

10% Delaware VIP® Small Cap Value Series – Standard Class	7% Invesco V.I. International Growth Fund – Series I

7% MFS® International Value Portfolio – Initial Class	4% MainStay VP Unconstrained Bond – Initial Class

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2014 Asset Allocation Models (available for allocation on or after May 1, 2014)

Conservative

35% MainStay VP Unconstrained Bond – Initial Class	30% MainStay VP Bond – Initial Class
10% MainStay VP Conservative Allocation – Initial Class	10% MainStay VP PIMCO Real Return – Initial Class
10% BlackRock® Global Allocation V.I. Fund – Class III	5% MainStay VP High Yield Corporate Bond – Initial Class

Moderately Conservative

35% MainStay VP Moderate Allocation – Initial Class	20% MainStay VP Unconstrained Bond – Initial Class
15% PIMCO VIT Total Return Portfolio – Institutional Class	15% PIMCO VIT Foreign Bond Portfolio (U.S. Dollar-Hedged) – Institutional Class
6% MainStay VP High Yield Corporate Bond – Initial Class	3% MainStay VP Marketfield– Initial Class
2% Fidelity® VIP Contrafund® Portfolio – Initial Class	2% Invesco V.I. International Growth Fund – Series I
1% American Funds® IS New World Fund® – Class 2	1% Neuberger Berman AMT Mid Cap Growth Portfolio – Class I

Moderate

35% MainStay VP Moderate Growth Allocation – Initial Class	15% MainStay VP Unconstrained Bond – Initial Class
10% PIMCO VIT Total Return Portfolio – Institutional Class	10% PIMCO VIT Foreign Bond Portfolio (U.S. Dollar-Hedged) – Institutional Class
10% Fidelity® VIP Contrafund® Portfolio – Initial Class	8% MainStay VP High Yield Corporate Bond– Initial Class
5% MainStay VP Marketfield– Initial Class	3% Invesco V.I. International Growth Fund – Series I
2% American Funds® IS New World Fund ® – Class 2	2% Neuberger Berman AMT Mid Cap Growth Portfolio – Class I

Moderately Aggressive

35% MainStay VP Growth Allocation – Initial Class	12% Fidelity® VIP Contrafund® Portfolio – Initial Class
10% MainStay VP Unconstrained Bond – Initial Class	10% MainStay VP High Yield Corporate Bond– Initial Class
8% MainStay VP Marketfield– Initial Class	5% MFS® Investors Trust Series – Initial Class
5% PIMCO VIT Total Return Portfolio – Institutional Class	5% PIMCO VIT Foreign Bond Portfolio (U.S. Dollar-Hedged) – Institutional Class
4% Invesco V.I. International Growth Fund – Series I	3% American Funds® IS New World Fund ® – Class 2

3% Neuberger Berman AMT Mid Cap Growth Portfolio – Class I

Aggressive

35% MainStay VP Growth Allocation – Initial Class	15% Fidelity® VIP Contrafund® Portfolio – Initial Class
10% MainStay VP Unconstrained Bond – Initial Class	10% MainStay VP Marketfield– Initial Class
10% MFS® Investors Trust Series – Initial Class	7% American Funds® IS New World Fund ® – Class 2
7% Neuberger Berman AMT Mid Cap Growth Portfolio – Class I	6% Invesco V.I. International Growth Fund – Series I

The arithmetic average of expenses for the Investment Divisions offered with the policy is 0.92%. The weighted average of expenses for the 2013 Asset Allocation Models are: Income with Capital Preservation 0.68%; Income with Moderate Growth 0.76%; Growth with Income 0.84%; Growth 0.95%; and Aggressive Growth 1.01%. The weighted average of expenses for the 2014 Asset Allocation Models are: Conservative 0.68%; Moderately Conservative 0.84%; Moderate 0.94%; Moderately Aggressive 1.02%; and Aggressive 1.15%. All averages are based on the management fees, administrative fees and other expenses for all relevant Investment Divisions as of December 31, 2013. Future fees and expenses may be higher.

Initial Premium Allocation and Restrictions

If you elect to participate in an Asset Allocation Model at the time your policy is issued, the full amount of your initial premium payment will be allocated to the Investment Divisions in the percentages designated in the Asset Allocation Model you select. Any subsequent premium payments you make will also be allocated according to your Asset Allocation Model, unless you instruct us otherwise in writing.

Because the Asset Allocation Models do not invest in either the Fixed Account or the MainStay VP Cash Management Investment Division, you may not elect the Interest Sweep or Expense Allocation features as long as your Cash Value is allocated exclusively to an Asset Allocation Model. You also may not elect the Dollar Cost Averaging feature as long as you are allocated to an Asset Allocation Model. If you have elected the GMAB Rider, you may only elect the Conservative Asset Allocation Model as that Model is composed entirely of investment divisions that are consistent with the GMAB Allocation Alternatives required by the GMAB Rider. (See Description of the Policy—Additional Benefits Through Riders and Options—Guaranteed Minimum Accumulation Benefit Rider—Rider Eligibility and Investment Restrictions for more information.)

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Transfers and Ongoing Allocations to the Models

You may transfer your policy’s Cash Value out of the Investment Divisions associated with an Asset Allocation Model at any time, reallocating the Cash Value to other Investment Divisions, a different Asset Allocation Model (subject to availability), or the Fixed Account. If you have elected the GMAB Rider, these transfers will be subject to the investment restrictions required by that Rider. If you wish to remove funds from your current Asset Allocation Model, and/or allocate funds to another Model, you may do so by notifying us in writing at one of the addresses listed on the first page of this prospectus (or any other address we indicate to you in writing), subject to model availability. All transfers into, or out of, the Investment Divisions associated with an Asset Allocation Model will count as one transfer and are subject to the conditions and restrictions listed in “Description of the Policy” below. If you elect to allocate your initial Net Premium payment to the DCA Plus Account, we will make monthly transfers in accordance with your instructions from the DCA Plus Account into the Investment Divisions associated with the Asset Allocation Model you have chosen.

Because returns from each Investment Division in the Asset Allocation Models will vary, over time the percentage of your policy’s Separate Account Cash Value that is allocated to each Investment Division included in the Asset Allocation Model you select may not remain at the initial percentages set forth above. To keep your Separate Account Cash Value at these initial percentages in line with your current Investment Objective, consider choosing the Automatic Asset Reallocation option. (See Description of the Policy—Options Available at No Additional Charge—Automatic Asset Reallocation for more information.)

You should review the Model you have selected periodically to determine whether it is still appropriate for you.

Changes to Asset Allocation Models

The Asset Allocation Models are static. You may rebalance your allocation(s) to an Asset Allocation Model to reflect the model’s original percentages by notifying us in writing. We may periodically update Asset Allocation Models or make new Asset Allocation Models available. You will not be provided with information regarding any periodic updates to the Asset Allocation Models, or the creation of new Asset Allocation Models. We will not reallocate your Policy’s Cash Value based on any such updates or the existence of a new model(s). However, the Investment Divisions and allocation percentages for your model could change due to events such as mergers, substitutions, liquidations, or closures.

You may obtain information on new or updated Asset Allocation Models by contacting your registered representative. You should consult your registered representative periodically to consider whether any model you have selected is still appropriate for you. In some instances, there may be Asset Allocation Models that are no longer available after you remove your funds from them. If an Asset Allocation Model is closed to new investments and you have funds allocated to it, you may rebalance your existing funds in the model as specified above. You may change your model allocations at any time and reallocate the funds to other Investment Divisions or another Asset Allocation Model, subject to investment restrictions for maintaining certain optional riders.

We reserve the right to terminate or change the Asset Allocation Model program at any time.

Investment Risks

An Asset Allocation Model may not perform as intended. Hence, it may not achieve its intended investment objective or reduce volatility. When considering an Asset Allocation Model for your situation, you should consider your other assets, income and investments in addition to this policy. An Asset Allocation Model may perform better or worse than any single Investment Option or any combination of Investment Options that you may select. Asset allocation does not guarantee that your Cash Value will increase or protect against losses. In addition, the timing of your investment and any transfers made may affect performance.

Rebalancing and periodic updating of Asset Allocation Models can cause the Investment Divisions that make up the Model to incur transactional expenses to raise cash for money flowing out of the Funds or vice versa. Moreover, large outflows of money from the Funds may increase the expenses attributable to the assets remaining in the Funds. These expenses can adversely affect the performance of the relevant Funds and of the Asset Allocation Models. In addition, these inflows and outflows may cause a Fund to hold a large portion of its assets in cash, which could detract from the achievement of the Fund’s investment objective, particularly in periods of rising

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market prices. For additional information regarding the risks of investing in a particular Fund included in an Asset Allocation Model, see that Fund’s prospectus.

Conflicts of Interest

New York Life Investment Management LLC (New York Life Investments), an affiliate of NYLIAC and the Investment Adviser to the MainStay VP Funds Trust, designed the Asset Allocation Models. While the Asset Allocation Models are designed to offer you a convenient way to make allocation decisions, you should be aware that New York Life Investments is subject to competing interests that may have influenced its decision making with regard to the composition of the Asset Allocation Models. For example, because New York Life Investments receives fees for advising the MainStay VP Funds Trust, it benefits from including a relatively high percentage of these Investment Divisions in the Asset Allocation Models. MainStay VP Investment Divisions also predominate in the Asset Allocation Models because they represent the majority of Investment Divisions offered with the policy and are prevalent among the low- and moderate-risk Investment Divisions that make up the Asset Allocation Models. New York Life Investments also did not include certain non-proprietary Investment Divisions in the Asset Allocation Models because their investment profile (e.g., sector-specific concentration or shifting asset composition) was determined to be incompatible with the risk and return profile of the Asset Allocation models. As Investment Divisions may have been included in an Asset Allocation Model based on asset class exposure, they may have also been selected over Investment Divisions with better past investment performance or lower fees.

As noted above, We receive payments or compensation from the Funds or their Investment Advisers, or from other service providers of the Funds (who may be affiliates of NYLIAC) in connection with administration, distribution and other services that We provide with respect to the Eligible Portfolios and their availability through the policies. The amount of this revenue and how it is computed varies by Fund, may be significant, and may create conflicts of interest in the design of the Asset Allocation Models.

INVESTMENT RETURN

The investment return of your policy is based on the accumulation units you have in each Investment Division of the Separate Account, the amount you have in the Fixed Account and DCA Plus Account, the investment experience of each Investment Division as measured by its actual net rate of return, and the interest rate we credit on the amount you have in the Fixed Account and/or DCA Plus Account.

The investment experience of an Investment Division of the Separate Account reflects increases or decreases in the net asset value of the shares of the corresponding Eligible Portfolio, any dividend or capital gains distributions, and any charges against the assets of the Investment Division. We determine this investment experience from the end of one Valuation day to the end of the next Valuation day.

We will credit any amounts in the Fixed Account and DCA Plus Account with a fixed interest rate that we declare periodically, in advance, and at our sole discretion. For policies issued before May 1, 2012, this rate will never be less than an annual rate of 3%. For policies issued on or after May 1, 2012, this rate will never be less than an annual rate of 2%. We may credit different interest rates to loaned and unloaned amounts in the Fixed Account and DCA Plus Account. All Net Premiums applied to the Fixed Account and DCA Plus Account, and amounts transferred to the Fixed Account, receive the applicable loaned amount rate or the unloaned amount rate in effect on the Business Day we receive the premium payment or process the transfer. Interest rates for subsequent premium payments into the Fixed Account and DCA Plus Account may be different from the rate applied to prior premium payments made into the Fixed Account or DCA Plus Account. Interest accrues daily and is credited on each calendar day.

VOTING

We will vote the shares that the Investment Divisions of the Separate Account hold in the Eligible Portfolios at any regular and special shareholder meetings of the Funds. We will vote these shares according to the instructions we receive from our policyowners who have invested their premiums in Investment Divisions that invest in the Fund holding the meeting. However, if the law changes to allow us to vote the shares in our own right, we may decide to do so.

While your policy is in effect, you can provide voting instructions to us for each Investment Division in which you have assets. The number of votes you are entitled to will be determined by dividing the units you have invested in an Investment Division by the net asset value per unit for the Eligible Portfolio underlying that Investment Division.

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We will determine the number of votes you are entitled to on the date established by the underlying Fund for determining shareholders that are eligible to vote at the meeting of the relevant Fund. We will send you voting instructions prior to the meeting according to the procedures established by the Fund. We will send proxy material, reports, and other materials relating to the Fund to each person having a voting interest.

We will vote the Fund shares for which we do not receive timely instructions in the same proportion as the shares for which we receive timely voting instructions. As a result, because of proportional voting, a small number of policyowners may control the outcome of the vote. We will use voting instructions to abstain from voting on an item to reduce the number of votes eligible to be cast.

CHARGES ASSOCIATED WITH THE POLICY

As with all life insurance policies, certain charges apply under the policy. The following is a summary explanation of these charges. (See “Additional Information About Charges” in the SAI for more information.)

DEDUCTIONS FROM PREMIUM PAYMENTS

When we receive a premium payment from you, whether planned or unplanned, we will deduct a sales expense charge and state premium tax charge. If your policy is a Non-Qualified Policy, we will deduct a federal tax charge as well.

SALES EXPENSE CHARGE

Target Premium—We deduct from any premium payment a sales expense charge based on the age of your policy and your policy’s Target Premium. Your initial Target Premium is set at the time your policy is issued. You can find this initial Target Premium on the Policy Data Page of your policy. Your Target Premium will be adjusted if you change the Face Amount of your policy.

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Premiums up to the Target Premium—In each of Policy Years 1-10, we currently deduct an annual sales expense charge of 4.75% of premium payments up to the Target Premium. In each of Policy Years 11 and subsequent, we currently deduct 4.25% of premium payments up to the Target Premium.

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Premiums over the Target Premium—Once premium payments equal to the Target Premium for a given Policy Year have been paid (the “Annual Target Premium Threshold”), we deduct a reduced sales expense charge of 1.75% from any additional premiums paid in Policy Years 1-5; 0.75% from any additional premiums paid in Policy Years 6-10; and 0.25% from any additional premiums paid in Policy Years 11 and subsequent.

•

Guaranteed Maximum—We can change the amount of the sales expense charge at any time, but we guarantee that the charge we deduct will never exceed 4.75% of any premiums paid in all policy years up to the Target Premium. Once premium payments exceed the Annual Target Premium Threshold, we guarantee that any sales expense charge we deduct will never exceed 1.75% from any additional premiums paid in all policy years.

•

Timing of Premium Payments—Because the amount of sales expense charge deducted is based on the Target Premium, the timing of premium payments may affect the amount of such charges actually deducted from your premium payments, both over time and in any given Policy Year. The examples below describe how current sales expense charges may vary for premium payments received during one policy year versus another.

The amount of compensation received by your registered representative will vary depending on the amount of the sales expense charge deducted from your policy. Generally, higher amounts of sales expense charges will result in additional compensation to the registered representative.

•	Payments in Excess of Target Premium

As noted above, in any given Policy Year, once the premiums you paid exceed the Annual Target Premium Threshold, we deduct a reduced sales expense charge (1.75% vs. 4.75% for Policy Years 1-5, 0.75% vs. 4.75% for Policy Years 6-10, and 0.25% vs. 4.25% for Policy Years 11 and subsequent) from

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additional premium payments made in that Policy Year. However, if those same premium payments were made in the following Policy Year, they would be counted as Target Premium and would once again be subject to the current sales expense charge of 4.75% (for Policy Years 1-10) or 4.25% (for Policy Years 11 and subsequent) up to the Target Premium for that Policy Year.

For example, for a policy with an anniversary of January 1 and a Target Premium of $1,000:

•	If, on December 1 of Policy Year 1, you make a $500 premium payment in excess of the Target Premium, we would deduct a reduced sales expense charge on that payment of $500 x .0175 or $8.75.

•

If instead you make the same $500 premium payment on February 1 of Policy Year 2, we would deduct a current sales expense charge on that payment of $500 x 0.0475 or $23.75. This premium payment would be ineligible for a reduced sales expense charge, as the Annual Target Premium Threshold for Policy Year 2 had not yet been met.

The difference in current sales expense charges deducted on this payment—$8.75 versus $23.75—is due to the interaction between payment timing and the Target Premium. If the payment is made in the same Policy Year in which the Annual Target Premium Threshold has already been satisfied, it will be subject to lower sales expense charges than if made in a Policy Year in which the Annual Target Premium Threshold has not yet been met.

•	Effect of Step-Down in Sales Expense Charges at Policy Years 11 and Subsequent

As noted above, because current sales expense charges step down from Policy Years 5 to 6, and again at Policy Years 10 to 11, the timing of a premium payment during this period will affect the sales expense charges assessed for a given premium amount. For example, for a policy with a Target Premium of $1,000:

•	If you made an annual premium payment of $1,500 in Policy Year 5, the sales expense charge would be:

a)	4.75% of the premiums paid up to your Target Premium—$1,000 x 0.0475 or $47.50; plus

b)	1.75% of the premiums paid in excess of your Target Premium—$500 x 0.0175 or $8.75.

The total annual sales expense charge deducted in Policy Year 5 would be $56.25.

•	If instead you made the same annual premium payment of $1,500 in Policy Year 6, the sales expense charge would be:

a)	4.75% of the premiums paid up to your Target Premium—$1,000 x 0.0475 or $47.50; plus

b)	0.75% of the premiums paid in excess of your Target Premium—$500 x 0.0075 or $3.75.

The total annual sales expense charge deducted in Policy Year 6 would be $51.25.

The difference in total annual sales expense charges deducted—$56.25 versus $51.25 —is due to the reduced sales expense charge applicable to premiums paid in Policy Year 6 versus those paid in Policy Year 5.

As these two examples demonstrate, the timing of your premium payment may affect the amount of current sales expense charges that we will deduct from such payments. Consequently, you should carefully consider these issues when deciding in which Policy Year to make your premium payments.

STATE PREMIUM TAX CHARGE

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We currently deduct 2% of each premium payment you make, or $20 per $1,000 of premium, as a state premium tax charge. We may increase this charge to reflect changes in applicable law. This charge may not reflect the actual premium tax charged in your state. Our right to increase this charge is limited in some jurisdictions by law.

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FEDERAL TAX CHARGE

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For Non-Qualified Policies, we currently deduct 1.25% of each premium payment you make, or $12.50 per $1,000 of premium, as a federal tax charge. We may increase this charge to reflect changes in applicable law.

DEDUCTIONS FROM CASH VALUE

Each month, we will deduct a monthly contract charge, a cost of insurance charge, a Mortality and Expense Risk charge, a per thousand Face Amount charge, and a rider charge for the cost of any additional riders from your policy’s Cash Value. If you have elected the Expense Allocation feature, the policy charges will be deducted according to those instructions. Otherwise, we will deduct these charges proportionately from each of the Investment Divisions and any unloaned amount in the Fixed Account and/or the DCA Plus Account.

We will deduct these charges on the Monthly Deduction Day. The first Monthly Deduction Day will be the monthly anniversary of your Policy Date on or following the date we receive the initial premium payment. If the Policy Date is prior to the Issue Date, the deductions made on the first Monthly Deduction Day will cover the period from the Policy Date until the first Monthly Deduction Day.

MONTHLY CONTRACT CHARGE

On each Monthly Deduction Day, we will deduct a monthly contract charge to cover our costs for providing certain administrative services, including premium collection, record-keeping, processing claims, and communicating with policyowners.

We currently deduct a monthly contract charge of $35 per month in Policy Year 1, $15 per month in Policy Years 2-10, and $10 per month in Policy Years 11 and beyond. We guarantee that this charge will never exceed $35 per month in Policy Year 1 and $15 per month in Policy Years 2 and beyond.

CHARGE FOR COST OF INSURANCE PROTECTION

Each Monthly Deduction Day, we will deduct the cost of insurance charge from the Cash Value of your policy for the cost of providing a Life Insurance Benefit to you. This charge is equal to (1) multiplied by the result of (2) minus (3), where:

(1) Is the monthly Cost of Insurance rate per $1,000 of Net Amount at Risk;

(2) Is the number of thousands of Life Insurance Benefit divided by 1.00327; and

(3) Is the number of thousands of Cash Value as of the Monthly Deduction Day (before this Cost of Insurance, any applicable contract charge, and the monthly cost of any riders are subtracted).

The Net Amount at Risk is (2) minus (3).

The Life Insurance Benefit varies based upon the Life Insurance Benefit Option chosen. The Cash Value varies based upon the performance of the Investment Divisions selected, interest credited to the Fixed Account and DCA Plus Account, outstanding loans (including loan interest), charges, and premium payments. We determine the initial rate of the monthly cost of insurance based upon our underwriting of your policy. This determination is based on various factors including the insured’s issue age, gender, underwriting class, Policy Year and Face Amount. We may change these rates from time to time, based on changes in future expectations of such factors as mortality, investment income, expenses, and persistency. The cost of insurance rates, however, will never exceed the guaranteed maximum cost of insurance rates for your policy. Your cost of insurance charge may vary from month to month depending on changes in cost of insurance rates and the Net Amount at Risk. We calculate the cost of insurance charge separately for the initial Face Amount and any increase in the Face Amount. We expect to profit from this charge. Profits derived from this charge can be used for any corporate purpose.

We base the guaranteed rates for policies that provide coverage for insureds in substandard underwriting classes on higher rates than for standard or better underwriting classes. If the insured is age 17 or younger when the policy is issued, we base the guaranteed rates on the 2001 Commissioner’s Standard Ordinary Mortality Table, unismoke version. If the insured is age 18 or older when the policy is issued and is in a standard or better

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underwriting class, we base the guaranteed rates on the 2001 Commissioner’s Standard Ordinary Smoker and Nonsmoker Mortality Tables appropriate to the insured’s underwriting class.

MONTHLY PER THOUSAND FACE AMOUNT CHARGE

We currently deduct a monthly per thousand Face Amount charge that ranges based on risk class, gender, issue age, policy duration and Face Amount. During the first 10 Policy Years, We guarantee that the per thousand charge will never exceed $1.4945 per thousand of Face Amount for VUL and $0.70975 per thousand of Face Amount for SVUL. We separately calculate the monthly per Thousand Face Amount charge (including its duration) for the initial Face Amount and any increase in the Face Amount.

RIDER CHARGES

Each month, we deduct any applicable charges for any optional riders you have chosen. (For more information about specific charges, see “Table of Fees and Expenses.”)

EXPENSE ALLOCATION

With the Expense Allocation feature, you choose how to allocate deductions from the Cash Value. These include the monthly contract charge, the monthly cost of insurance charge, the Mortality and Expense Risk charge, the per thousand Face Amount charge, and the monthly cost of any riders on the policy. You can instruct us at the time of the application and any time thereafter, to have expenses deducted from the Mainstay VP Cash Management Investment Division, the unloaned portion of the Fixed Account, or a combination of the two.

If the values in the MainStay VP Cash Management Investment Division and/or the unloaned portion of the Fixed Account are insufficient to pay these charges, we will deduct as much of the charges as possible. The remainder of the charges will be deducted proportionately from each of the Investment Divisions. If you do not instruct us as to how you would like the expenses allocated, these charges will be deducted proportionately from each of the Investment Divisions and any unloaned portion of the Fixed Account and/or DCA Plus Account.

Because the Asset Allocation Models do not invest in either the Fixed Account or the MainStay VP Cash Management Investment Division, you may not elect the Expense Allocation feature as long as your Cash Value is allocated exclusively to an Asset Allocation Model.

SEPARATE ACCOUNT CHARGES

MORTALITY AND EXPENSE RISK CHARGE

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Current—We currently deduct a Mortality and Expense Risk charge based on the Separate Account Value. The Mortality and Expense Risk charge can be reduced based on Separate Account Cash Value and policy duration. The charge ranges from 0.55% per year in Policy Year one to 0.15% per year in Policy Year 21.

•	Guaranteed Maximum—We guarantee that the Mortality and Expense Risk charge will never exceed an annual rate of 0.75%, or $7.50 per $1,000, of the Separate Account Value.

If the charge is insufficient to cover actual costs and assumed risks, the loss will fall on NYLIAC. We expect to profit from this charge. We may use these funds for any corporate purpose, including expenses relating to the sales of the policies.

CHARGES FOR FEDERAL INCOME TAXES

We do not currently deduct a charge for federal income taxes from the Investment Divisions, although we may do so in the future to reflect possible changes in the law.

FUND CHARGES

Each Investment Division of the Separate Account purchases shares of the corresponding Eligible Portfolio at the net asset value. The net asset value reflects the investment advisory fees and other expenses that are deducted from the assets of the Portfolio by the relevant Fund. The advisory fees and other expenses are not fixed or specified under the terms of the policy and may vary from year to year. These fees and expenses are described in

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the Funds’ prospectuses. (See “Table of Fees and Expenses—Annual Portfolio Company Operating Expenses” for more information.)

TRANSACTION CHARGES

SURRENDER CHARGES

The Surrender Charge is in addition to the Sales Expense Charge. If you surrender your policy, or if you decrease the Face Amount of your policy (including a decrease in the Face Amount that results from changing the Life Insurance Benefit option or from a partial surrender) during the first 10 Policy Years, or within ten years after you increase the Face Amount, we will deduct a Surrender Charge. The maximum charge will be the lesser of (a) or (b), where (a) equals 50% of the total premiums paid under the policy and (b) a percentage (which changes by duration) of the Surrender Charge Premium as shown in the table below. Since the percentage used to calculate (b) is lower in later Policy Years, the maximum Surrender Charge is reduced over time.

	Percentage Applied
Policy Year	SVUL	VUL
1	91%	94%
2	84%	89%
3	77%	84%
4	71%	80%
5	66%	75%
6	61%	71%
7	57%	67%
8	53%	64%
9	49%	60%
10	46%	56%
11+	0%	0%

For example, for VUL, a male insured age 40, preferred class, with a planned annual premium of $10,000 and a Surrender Charge Premium of $8,108.00 for a Face Amount of $400,000, who has elected Life Insurance Benefit Option 1 would pay a Surrender Charge of $5,000 if he surrenders his policy at the end of the first Policy Year. The Surrender Charge in this example is calculated as the lesser of (a) or (b) as follows:

(a) = 50% of $10,000 = $5,000; and

(b) = 94% of Surrender Charge Premium = $7,621.52.

Since (a) is less than (b), the Surrender Charge would be $5,000.

If the policy remains in force, no Surrender Charge is assessed. See the SAI for an additional example of how the Surrender Charge is calculated.

For example, for SVUL a male insured age 55 and a female insured age 50, both preferred class, with a planned annual premium of $15,000 and a Surrender Charge Premium of $23,770.00 for a Face Amount of $1,000,000, who have elected Life Insurance Benefit Option 1 would pay a Surrender Charge of $7,500 if they surrender their policy at the end of the first Policy Year. The Surrender Charge is calculated as the lesser of (a) or (b) as follows:

(a) = 50% of $15,000 = $7,500; and

(b) = 91% of Surrender Charge Premium = $21,630.70.

Since (a) is less than (b), the Surrender Charge would be $7,500.

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FIRST-YEAR LAPSE/REINSTATEMENT CHARGE

In addition to the Surrender Charge described above, if you surrender your policy during the first Policy Year, we will deduct an additional charge from Cash Surrender Value. This charge will also apply if the policy lapses during the first Policy Year and is reinstated subsequently. This charge will equal the difference between the monthly contract charge for the first Policy Year and the monthly contract charge for subsequent Policy Years (currently, $20), multiplied by the number of Monthly Deduction Days that would have occurred had the policy stayed in effect between the date of surrender/lapse and what would have been the first Policy Anniversary (or the date of reinstatement).

PARTIAL SURRENDER FEE

When you make a partial surrender, we reserve the right to deduct a fee, not to exceed $25, for processing the partial surrender.

TRANSFER FEE

We currently do not charge for transfers made between Investment Divisions. However, we have a right to charge $30 per transfer for any transfer in excess of 12 in a Policy Year.

LOAN CHARGES

We currently charge an effective annual loan interest rate of 3% in Policy Years 1-10 and 2% in Policy Years 11 and beyond. For policies issued before May 1, 2012, we currently charge an effective loan interest rate of 4.00% in Policy Years 1 – 10, which is reduced to 3% in Policy Years 11 and beyond. We may increase or decrease this rate but we guarantee that the rate will never exceed 6%. When you request a loan, a transfer of funds will be made from the Separate Account (or DCA Plus Account, if so requested) to the Fixed Account so that the Cash Value in the Fixed Account is at least 100% of the requested loan plus any outstanding loans, including accrued loan interest.

When you take a loan against your policy, the loaned amount that we hold in the Fixed Account may earn interest at a different rate from the rate we charge you for loan interest. We guarantee that the interest rate we credit on loaned amounts will always be at least the guaranteed minimum interest rate credited to the Fixed Account for your policy. For the first ten Policy Years, we guarantee that the rate we credit on loaned amounts will never be lower than the rate we charge for policy loans less 2% (for example, if the rate we charge for policy loans is 6%, then the rate we credit on loaned amounts will never be lower than 4%). Currently, for the first ten Policy Years, the rate we expect to credit on loaned amounts is 1% less than the rate we charge for loan interest. Beginning in Policy Year 11, we guarantee that the rate we credit on loaned amounts will never be lower than the rate we charge for policy loans less 0.25% (for example, if the rate we charge for policy loans is 6%, then the rate we credit on loaned amounts will never be lower than 5.75%). Currently, beginning in Policy Year 11, the rate we expect to credit on loaned amounts is equal to the rate we charge for loan interest. (See “Loans” for more information.)

RIDER CHARGES

Under VUL, a monthly charge will be deducted if any of the following riders are in effect: the Guaranteed Minimum Death Benefit Rider, the Life Extension Benefit Rider (beginning at age 90), the Guaranteed Insurability Rider, the Monthly Deduction Waiver Rider, the Accidental Death Benefit Rider, the Children’s Insurance Rider, the Term Insurance on Other Covered Insured Rider, the Guaranteed Minimum Accumulation Benefit Rider or the Waiver of Specified Premium Rider. Under SVUL, a monthly charge will be deducted if any of the following riders are in effect: the Guaranteed Minimum Death Benefit Rider, the Life Extension Benefit Rider (beginning at age 90 of the younger insured), the Level First-to-Die-Term Rider, the Estate Protection Rider or the Guaranteed Minimum Accumulation Benefit Rider. See “Table of Fees and Expenses” for more information.

A one-time charge will apply if you exercise the Living Benefits Rider or the Overloan Protection Rider. A one-time payment may also be required if you exercise the Insurance Exchange Rider. See “Table of Fees and Expenses” for more information.

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DESCRIPTION OF THE POLICY

THE PARTIES

There are three important parties to the Policy: the policyowner(s), the insured, and the beneficiary(ies). One individual can have one or more of these roles. Each party plays an important role in a Policy.

POLICYOWNER: This person (persons) or entity can purchase and surrender a policy, and can make changes to it, such as:

•	increase/decrease the Face Amount

•	choose a different Life Insurance Benefit (except that a change cannot be made to Option 3)

•	choose/add/delete riders

•	change a beneficiary

•	choose/change underlying Investment Options

•	take a loan against or take a partial surrender from the Cash Surrender Value of the policy.

The current policyowner (on Non-Qualified plans) has the right to transfer ownership to another party/entity. The person having the right to transfer the ownership of the policy must do so by using the Company’s approved “Transfer of Ownership” form in effect at the time of the request. Please note that the completed Transfer of Ownership form must be in a form acceptable to us and be sent to VPSC at one of the addresses listed on the first page of this prospectus (or any other address we indicate to you in writing). When the Company records the change, it will take effect as of the date the form was signed, subject to any payment made or other action taken by the Company before recording. Federal law requires all financial institutions to obtain, verify, and record information that identifies each person who becomes the owner of an existing policy. This means the new policyowner will be required to provide their name, address, date of birth, and other identifying information. A transfer of ownership request also requires that the new policyowner(s) submit financial and suitability information as well. Purchasers of Qualified Policies should carefully consider the costs and benefits of the policy (such as the death benefit and rider benefits) before purchasing a policy because the tax-favored arrangement itself provides for tax deferral on any growth.

INSURED: This individual’s personal information determines the cost of the life insurance coverage. The policyowner also may be the insured.

BENEFICIARY: The beneficiary is the person(s) or entity(ies) the policyowner specifies on our records to receive the proceeds from the policy. The policyowner may name his or her estate as the beneficiary.

Who is named as Policyowner and Beneficiary may impact whether and to what extent the Life Insurance Benefit may be received on a tax-free basis. See the discussion under “Federal Income Tax Considerations—IRC Section 101(j)—Impact on Employer-Owned Policies” for more information.

THE POLICY

The policy provides life insurance protection on the named insured (under VUL) or insureds (under SVUL), and pays Policy Proceeds when the insured (under VUL) or last surviving insured (under SVUL) dies while the policy is in effect. The policy offers: (1) flexible premium payments where you decide the timing and amount of the payment; (2) a choice of three Life Insurance Benefit Options; (3) access to the policy’s Cash Surrender Value through loans and partial surrender privileges (within limits); (4) the ability to increase or decrease the policy’s Face Amount of insurance; (5) a guarantee that the policy will not lapse during the first 5 Policy Years if the specified minimum monthly premiums have been paid; (6) additional benefits through the use of optional riders; and (7) a selection of premium and expense allocation options, consisting of 57 Investment Divisions, a Fixed Account with a guaranteed minimum interest rate, and a DCA Plus Account with a guaranteed minimum interest rate and five Asset Allocation Models (SVUL Accumulator policies only).

We will pay the designated beneficiary the Policy Proceeds if the policy is still in effect when the Insured (under VUL) or last surviving Insured (under SVUL) dies. During the first 5 Policy Years we guarantee that the policy will

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not lapse so long as the total amount of premiums paid (less any loans and partial surrenders) is at least equal to the minimum monthly premium, shown on the Policy Data Page, multiplied by the number of months the policy has been in force. Your policy will stay in effect as long as the Cash Surrender Value of your policy is sufficient to pay your policy’s monthly deductions.

The policy offers you a choice of: (1) a level Life Insurance Benefit equal to the Face Amount of your policy, (2) a Life Insurance Benefit which varies and is equal to the sum of your policy’s Face Amount and Cash Value, or (3) a Life Insurance Benefit that varies and is equal to the sum of your policy’s Face Amount and the Adjusted Total Premium. If you choose Life Insurance Benefit Option 2, the Life Insurance Benefit will increase or decrease depending on the performance of the Investment Options you select. If you choose Life Insurance Benefit Option 3, the Life Insurance Benefit will increase or decrease depending on the premiums paid and any partial surrenders taken. However, in no event will your policy’s Life Insurance Benefit be less than the Face Amount of your policy. The death benefit proceeds will be reduced by any outstanding loans and accrued interest and any due and unpaid charges.

HOW THE POLICY IS AVAILABLE

The policy is available as a Non-Qualified or a Qualified Policy. We issue Qualified Policies on a unisex basis. Any reference in this prospectus that makes a distinction based on the gender of the insured should be disregarded as it relates to Qualified policies.

POLICY PREMIUMS

Once you have purchased your policy, you can make premium payments as often as you like and for any amount you choose, within limits. Other than the initial premium, there are no required premium payments. However, you may be required to make additional premium payments to keep your policy from lapsing. The currently available methods of payments are: direct payment to NYLIAC, pre-authorized monthly deductions from your bank, credit union or similar accounts and any other method agreed to by us. (See “Premiums” for more information.)

CASH VALUE

The Cash Value of this policy at any time is equal to the Separate Account Value plus the value in the Fixed Account and DCA Plus Account. This amount is allocated based on the instructions you give us. A number of factors affect your policy’s Cash Value, including, but not limited to:

•	the amount and frequency of the premium payments;

•	the investment experience of the Investment Divisions you choose;

•	the interest credited on the amount in the Fixed Account and DCA Plus Account;

•	the amount of any partial surrenders you make (including any charges you incur as a result of such surrenders); and

•	the amount of charges we deduct.

The Cash Value is not necessarily the amount you receive when you surrender your policy. (See “Surrenders” for details about surrendering your policy.)

INVESTMENT DIVISIONS, THE FIXED ACCOUNT AND DCA PLUS ACCOUNT

We allocate your Net Premium among your selected Investment Divisions available under the policy (See “Management and Organization—Funds and Eligible Portfolios” for our list of available Investment Divisions), the Fixed Account, and within limits, the DCA Plus Account, based on your instructions. You can choose a maximum of 21 Investment Options for Net Premium payments from among the 57 Investment Divisions, the Fixed Account and/or DCA Plus Account. Your choice of Investment Options may be limited if you elect certain benefits or riders. For your convenience, you may also allocate your Net Premium payments in accordance with one of five Asset Allocation Models at no extra charge (SVUL Accumulator policies only).

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AMOUNT IN THE SEPARATE ACCOUNT

We use the amount allocated to an Investment Division to purchase accumulation units within that Investment Division. We redeem accumulation units from an Investment Division when amounts are loaned, transferred, partially surrendered, fully surrendered, or deducted for charges or loan interest. We calculate the number of accumulation units purchased or redeemed in an Investment Division by dividing the dollar amount of the transaction by the Investment Division’s accumulation unit value. On any given day, the amount you have in the Separate Account is the value of the accumulation units you have in all of the Investment Divisions of the Separate Account. The value of the accumulation units you have in a given Investment Division equals the current accumulation unit value for the Investment Division multiplied by the number of accumulation units you hold in that Investment Division.

We determine accumulation unit values for the Investment Divisions as of the end of each Valuation Day.

AMOUNT IN THE FIXED ACCOUNT AND DCA PLUS ACCOUNT

You can choose to allocate all or part of your Net Premium payments to the Fixed Account and, within limits, to the DCA Plus Account. Allocations to the DCA Plus Account may be made only during the first year following the Initial Premium Transfer Date.

The amount you have in the Fixed Account and/or DCA Plus Account equals:

(1) the sum of the Net Premium payments you have allocated to the Fixed Account and/or DCA Plus Account;

plus	(2) any transfers you have made from the Separate Account to the Fixed Account (no transfers can be made into the DCA Plus Account);

plus	(3) any interest credited to the Fixed Account and/or DCA Plus Account;

less	(4) any partial surrenders taken from the Fixed Account and/or DCA Plus Account;

less	(5) any charges we have deducted from the Fixed Account and/or DCA Plus Account;

less	(6) any transfers you have made from the Fixed Account and/or DCA Plus Account to the Separate Account.

TRANSFERS AMONG INVESTMENT DIVISIONS, THE FIXED ACCOUNT AND DCA PLUS ACCOUNT

You can transfer all or part of the Cash Value of your policy (1) from the Fixed Account to the Investment Divisions of the Separate Account, (2) from the DCA Plus Account to the Investment Divisions of the Separate Account, (3) from the DCA Plus Account to the Fixed Account, (4) from the Investment Divisions of the Separate Account to the Fixed Account, or (5) between the Investment Divisions in the Separate Account. You cannot transfer any portion of the Cash Value of your policy from either the Investment Divisions of the Separate Account or from the Fixed Account to the DCA Plus Account. You may choose to allocate Cash Value to a maximum of 21 of the 57 Investment Divisions, the Fixed Account and/or the DCA Plus Account. You may also allocate policy Cash Value to one of the five Asset Allocation Models (SVUL Accumulator policies only). If you elect the Guaranteed Minimum Accumulation Benefit Rider, transfers from the GMAB Investment Divisions to the Fixed Account will result in proportionate reductions to the GMAB Account Value. These reductions to the GMAB Account Value can be greater than the dollar amount of these transfers. (See The Policy—Additional Benefits Through Riders and Options—Guaranteed Minimum Accumulation Benefit Rider.)

You can request a transfer under the following conditions:

•

Maximum Transfer—The maximum amount you can transfer from the Fixed Account to the Investment Divisions during any Policy Year is the greater of (1) 20% of the amount in the Fixed Account at the beginning of the Policy Year or (2) $5,000. This means, for example, if you have $50,000 in the Fixed Account, it will take you 8 years to transfer out the entire amount.

During any period when the interest rate credited on the unloaned amount in the Fixed Account is equal to the guaranteed minimum interest rate for that Account, the maximum amount you can transfer to the Fixed

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Account during any Policy Year is the greater of (1) 20% of the total amount in the Investment Divisions at the beginning of the Policy Year or (2) $5,000. This limit, however, will not apply under a VUL policy if the insured was age 80 or older on the most recent policy anniversary. If you have exceeded the transfer limit in any Policy Year during which the limit becomes effective, you cannot make any additional transfers to the Fixed Account during that Policy Year while the limit remains in effect. We will count transfers made in connection with the Dollar Cost Averaging, Automatic Asset Reallocation, and Interest Sweep options as a transfer toward these maximum limits. Transfers made in connection with DCA Plus will not count toward these maximum transfer limits.

•

Minimum Transfer—The minimum amount you can transfer from the Investment Divisions or from the Fixed Account is the lesser of (i) $500 or (ii) the total amount in the Investment Divisions or the Fixed Account.

Minimum transfer limitations do not apply on transfers made from the DCA Plus Account to the Investment Divisions or the Fixed Account.

•

Minimum Remaining Value—If a transfer will cause the amount you have in the Investment Divisions or the Fixed Account to be less than $500, we will transfer the entire amount in the Investment Divisions and/or Fixed Account you have chosen.

•

Transfer Charge—We may impose a charge of up to $30 per transfer for each transfer after the first twelve in any Policy Year. We will deduct this charge from amounts in the Investment Divisions and amounts not held as collateral for a loan in the Fixed Account in proportion to amounts in these Investment Options. We will not count any transfer made in connection with the Dollar Cost Averaging, Automatic Asset Reallocation, DCA Plus and Interest Sweep options as a transfer toward the twelve transfer limit.

•	How to request a transfer:

(1)	submit your request in writing on a form we approve to the VPSC at one of the addresses listed on the first page of this prospectus (or any other address we indicate to you in writing);

(2)	use the Interactive Voice Response system at 800-598-2019;

(3)	speak to a customer service representative at 800-598-2019 on Business Days between the hours of 9:00 a.m. and 6:00 p.m. Eastern Time; or

(4)	make your request through the VSC.

Faxed requests are not acceptable and will not be honored at any time. In addition, we will not accept e-mailed requests or e-mails of imaged, signed requests.

Transfer requests received after 4:00 p.m. Eastern Time on a Business Day, or on a non-Business Day, will be priced as of the next Business Day. (See “Management and Organization—How to Reach Us for Policy Services” for more information.)

LIMITS ON TRANSFERS

Procedures Designed to Limit Potentially Harmful Transfers—This policy is not intended as a vehicle for market timing. Accordingly, your ability to make transfers under the policy is subject to limitation if We determine, in our sole opinion, that the exercise of that privilege may disadvantage or potentially hurt the rights or interests of other policyowners.

Any modification of the transfer privilege could be applied to transfers to or from some or all of the Investment Divisions. If not expressly prohibited by the policy, we may, for example:

•	reject a transfer request from you or from any person acting on your behalf

•	restrict the method of making a transfer

•	charge you for any redemption fee imposed by an underlying Fund

•	limit the dollar amount, frequency or number of transfers.

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Currently, if you or someone acting on your behalf requests either by telephone or electronically transfers into or out of one or more Investment Divisions on three or more days within any 60-day period, we will send you a letter notifying you that a transfer limitation has been exceeded. If we receive an additional transfer request that would result in transfers into or out of one or more Investment Divisions on three or more days within any 60-day period, We will process the transfer request. Thereafter, we will immediately suspend your ability to make transfers electronically and by telephone, regardless of whether you have received the warning letter. All subsequent transfer requests for your policy must then be made through the U.S. mail or an overnight courier and received by VPSC at one of the addresses listed on the first page of this prospectus (or any other address we indicate to you in writing). We will provide you with written notice when we take this action.

We currently do not include the following transfers in these limitations, although we reserve the right to include them in the future: transfers to and from the Fixed Account, the first transfer into the Investment Divisions on the Initial Premium Transfer Date, the first transfer out of the MainStay VP Cash Management Investment Division within six months of the issuance of a policy immediately after funds have been transferred to the MainStay VP Cash Management Investment Division on the Initial Premium Transfer Date, and transfers made pursuant to the Dollar Cost Averaging, Automatic Asset Reallocation, and Interest Sweep options.

We may change these limitations or restrictions or add new ones at any time without prior notice; your policy will be subject to these changes regardless of the Issue Date of your policy. All transfers are subject to the limits set forth in the prospectus in effect on the date of the transfer request, regardless of when your policy was issued. Note, also, that any applicable transfer rules, either as indicated above or that We may utilize in the future, will be applied even if we cannot identify any specific harmful effect from any particular transfer.

We apply our limits on transfers procedures to all owners of this policy without exception.

Orders for the purchase of Eligible Portfolio shares are subject to acceptance by the relevant Fund. We will reject or reverse, without prior notice, any transfer request into an Investment Division if the purchase of shares in the corresponding Eligible Portfolio is not accepted by the Fund for any reason. For transfers into multiple Investment Divisions, the entire transfer request will be rejected or reversed if any part of it is not accepted by any one of the Funds. We will provide you with written notice of any transfer request we reject or reverse. You should read the Fund prospectuses for more details regarding their ability to refuse or restrict purchases or redemptions of their shares. In addition, a Fund may require us to share specific policyowner transactional data with them, such as taxpayer identification numbers and transfer information.

Risks Associated with Potentially Harmful Transfers—Our procedures are designed to limit potentially harmful transfers. However, We cannot guarantee that our procedures will be effective in detecting and preventing all transfer activity that could disadvantage or potentially hurt the rights or interests of other policyowners. The risks described below apply to policyowners and other persons having material rights under the policies.

•

We do not currently impose redemption fees on transfers or expressly limit the number or size of transfers in a given period. Redemption fees, transfer limits, and other procedures or restrictions may be more or less successful than our procedures in deterring or preventing potentially harmful transfer activity.

•	Our ability to detect and deter potentially harmful transfer activity may be limited by policy provisions.

(1) The underlying Eligible Portfolios may have adopted their own policies and procedures with respect to trading of their respective shares. The prospectuses for the underlying Eligible Portfolios, in effect at the time of any trade, describe any such policies and procedures. The trading policies and procedures of an underlying Eligible Portfolio may vary from ours and be more or less effective at preventing harm. Accordingly, the sole protection you may have against potentially harmful frequent transfers is the protection provided by the procedures described herein.

(2) The purchase and redemption orders received by the underlying Eligible Portfolios reflect the aggregation and netting of multiple orders from owners of this policy and other variable policies issued by us. The nature of these combined orders may limit the underlying Eligible Portfolios’ ability to apply their respective trading policies and procedures. In addition, if an underlying Eligible Portfolio believes that a combined order we submit may reflect one or more transfer requests from policyowners engaged in potentially harmful transfer activity, the underlying Eligible Portfolio may reject the entire order and thereby

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prevent us from implementing any transfers that day. We do not generally expect this to happen. Alternatively, Funds may request information on individual policyowner transactions and may impose restrictions on individual policyowner transfer activity.

•

Other insurance companies, which invest in the Eligible Portfolios underlying this policy, may have adopted their own policies and procedures to detect and prevent potentially harmful transfer activity. The policies and procedures of other insurance companies may vary from ours and be more or less effective at preventing harm. If their policies and procedures fail to successfully discourage potentially harmful transfer activity, there could be a negative effect on the owners of all of the variable policies, including ours, whose variable Investment Options correspond to the affected underlying Eligible Portfolios.

•	Potentially harmful transfer activity could result in reduced performance results for one or more Investment Divisions, due to among other things:

(1)	an adverse effect on Portfolio management, such as:

a)	impeding a Portfolio manager’s ability to sustain an investment objective;

b)	causing the underlying Eligible Portfolio to maintain a higher level of cash than would otherwise be the case; or

c)	causing an underlying Eligible Portfolio to liquidate investments prematurely (or otherwise at an inopportune time) in order to pay withdrawals or transfers out of the underlying Eligible Portfolio.

(2)	increased administrative and Fund brokerage expenses.

(3)	dilution of the interests of long-term investors in an Investment Division if purchases or redemptions into or out of an underlying Eligible Portfolio are made when, and if, the underlying Eligible Portfolio’s investments do not reflect an accurate value (sometimes referred to as “time-zone arbitrage” and “liquidity arbitrage”).

OPTIONS AVAILABLE AT NO ADDITIONAL CHARGE

DOLLAR COST AVERAGING

Dollar Cost Averaging is a systematic method of investing that allows you to purchase shares of any Investment Division(s) at regular intervals in fixed dollar amounts so that the cost of your shares is averaged over time and over various market cycles. You can elect this option as long as the Cash Value is $2,500 or more. To set up Dollar Cost Averaging, you must send a completed Dollar Cost Averaging form to VPSC at one of the addresses listed on the first page of this prospectus or by any other method we make available. (See the SAI for more information.)

DOLLAR COST AVERAGING PLUS ACCOUNT (May Be Discontinued At Any Time)

The Dollar Cost Averaging Plus program permits you to set up automatic dollar cost averaging using the DCA Plus Account when an initial premium payment (minimum $1,000) is made. The DCA Plus Account must be elected at the time your policy is issued. (See the SAI for more information.) If you choose an Asset Allocation Model (available with SVUL Accumulator polices only), we will make monthly transfers from the DCA Plus Account in accordance with the Investment Division percentages specified by that Model.

AUTOMATIC ASSET REALLOCATION (AAR)

If you choose this feature, we will reallocate your assets automatically on a schedule you select among the Investment Divisions in order to maintain a predetermined percentage invested in the Investment Division(s) you have selected. You can elect this option as long as the Separate Account Value is $2,500 or more. To set up AAR, you must send a completed AAR form to VPSC at one of the addresses listed on the first page of this prospectus (or any other address we indicate to you in writing). You may modify an existing AAR by contacting Us at the phone number provided on page 1 of this prospectus or by any other method we make available. Your AAR will be cancelled if a premium allocation change or fund transfer is submitted on your behalf and the AAR is not also

43

modified at the time to be consistent with your fund transfer and premium allocation changes. (See the SAI for more information.)

INTEREST SWEEP

You can instruct us to periodically transfer the interest credited to the Fixed Account into the Investment Division(s) you specify. You can elect this option as long as the amount in the Fixed Account is $2,500 or more. To set up Interest Sweep, you must send a completed form to VPSC at one of the addresses listed on the first page of the prospectus or by any other method we make available. (See the SAI for more information.) Because the Asset Allocation Models do not invest in the Fixed Account, you may not elect the Interest Sweep feature as long as your Cash Value is allocated exclusively to an Asset Allocation Model.

EXPENSE ALLOCATION

At any time, you can choose how to allocate certain policy expenses. (See “Charges Associated with the Policy—Deductions from Cash Value” for details.) Because the Asset Allocation Models do not invest in either the Fixed Account or the MainStay VP Cash Management Investment Division, you may not elect the Expense Allocation feature as long as your Cash Value is allocated exclusively to an Asset Allocation Model.

POLICY SPLIT OPTION (SVUL Policies Only)

You can exchange your SVUL policy, without evidence of insurability, for two equal life insurance policies, one on each of the Insureds within 6 months of the following two dates:

(1) the date that a final divorce decree which terminates the marriage of the Insureds has been in effect for six months; or

(2) the effective date of a change in the Federal tax law which results in:

(a) a reduction in the unlimited Federal Estate Tax marital deduction provision (Section 2056 of the IRC); or

(b) a reduction of at least 50% in the level of estate tax rate from the 1986 Tax Act payable on death.

You must request a policy split in writing, in a form acceptable to us, to VPSC at one of the addresses listed on the first page of this prospectus. At the time We receive your request:

(1) Both insureds must be living;

(2) Each new policy will be a variable adjustable life plan which is being offered by us on the date of the exchange; and

(3) An insurable interest must exist between the owner of each new policy and the insured of that new policy under all applicable laws.

See the SAI for more information about the Policy Split Option.

ADDITIONAL BENEFITS THROUGH RIDERS AND OPTIONS

Subject to jurisdictional availability, you can apply for additional benefits by selecting one or more optional riders. With the exception of the Living Benefits Rider, Insurance Exchange Rider, Overloan Protection Rider and the Spouse’s Paid-Up Insurance Purchase Option Rider, which are available without any additional charges, any riders you choose will have their own charges. In addition, a one-time charge is assessed if the Living Benefits Rider or Overloan Protection Rider is exercised and a payment may be required if the Insurance Exchange Rider is exercised. (See “Table of Fees and Expenses” for more information.) The Living Benefits Rider and the Insurance Exchange Rider are available only on Non-Qualified Policies. All other riders are available on both Qualified and Non-Qualified Policies. The Spouse’s Paid-Up Insurance Purchase Option Rider, the Accidental Death Benefit Rider, the Children’s Insurance Rider, the Guaranteed Insurability Rider, the Insurance Exchange Rider, the Monthly Deduction Waiver, the Term Insurance on Other Covered Insured Rider and the Waiver of Specified Premium Rider

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are available only on VUL policies and the Estate Protection Rider and Level First-to-Die Term Rider are available only on SVUL policies. The Guaranteed Minimum Death Benefit Rider, Insurance Exchange Rider, Spouse’s Paid-Up Insurance Purchase Option Rider and Guaranteed Minimum Accumulation Benefit Rider can be elected only on the issuance of the policy; all other riders can be elected at any time, subject to age and/or underwriting restrictions, provided they are available in your state of issue. LBR (for SVUL) can only be elected after the first death of an insured.

•

Guaranteed Minimum Death Benefit (GMDB) Rider: As long as this rider is in effect and the benefit period has not expired, this rider guarantees that your policy will not lapse even if the policy’s Cash Surrender Value is insufficient to cover the current monthly deduction charges. This rider requires that you make certain premium payments into your policy.

•

Living Benefits Rider (also known as Accelerated Death Benefits Rider in most jurisdictions): Under this rider, if the Insured has a life expectancy of 12 months or less, you can request a portion or all of the Policy Proceeds as an accelerated death benefit.

•

Life Extension Benefit Rider: This rider provides that on the policy anniversary on which the insured (under VUL) or younger insured (under SVUL) is (or would have been) age 100 the life insurance benefit will continue to be equal to the Life Insurance Benefit of the policy effective on the date of the Insured’s (under VUL) or last surviving insured’s (under SVUL) death. The charge for this rider will be deducted on each Monthly Deduction Day beginning on the policy anniversary on which the insured is age 90 (under VUL) or the younger insured is or would have been age 90 (under SVUL).

•

Spouse’s Paid-Up Insurance Purchase Option Rider (VUL Policies Only): Upon the Insured’s death, this rider allows a spouse who is the named beneficiary to purchase a new paid-up whole life insurance policy on his or her own life without evidence of insurability. This rider is automatically added at time of issue at no additional cost.

•

Accidental Death Benefit Rider (VUL Policies Only): This rider provides an additional death benefit if the Primary Insured’s death was caused directly, and apart from any other cause, by accidental bodily injury.

•

Children’s Insurance Rider (VUL Policies Only): This rider provides a level term insurance benefit on a child, stepchild, or legally adopted child of the insured (a “covered child”) who is at least 16 days old and no older than age 18 at the time of issue, and is proposed and accepted for coverage. Insurance on each covered child ends on the earlier of the policy anniversary on which the covered child is age 25 or the policy anniversary on which the insured under the policy is, or would have been, age 65.

•

Guaranteed Insurability Rider (VUL Policies Only): This rider allows you to purchase additional insurance coverage on the Primary Insured, on a scheduled option date or alternative option date, without providing any evidence of insurability.

•

Insurance Exchange Rider (VUL Policies Only): This rider allows you to exchange the policy for a new NYLIAC variable universal life policy issued on a new insured using values from your original policy. This rider is included in the policy at no additional cost. This rider is not included in the policy if you elect the Guaranteed Minimum Accumulation Benefit Rider. (See “Insurance Exchange Rider (VUL Policies Only)”) in the SAI for more information about the tax considerations of exercising this rider.) This rider may only be exercised once under the Policy. To exercise this rider, you must send a completed Insurance Exchange Rider form to VPSC at one of the addresses listed on the first page of this prospectus.

•

Monthly Deduction Waiver Rider (VUL Policies Only): This rider provides for the waiver of monthly deduction charges if the Primary Insured becomes totally disabled. This rider will end on the policy anniversary on which the insured is age 65. When disability begins on or before age 60 and continues to age 65, deductions will be waived until Base Policy ends. If disability begins after age 60 and before age 65, deductions will be waived to age 65. Deductions will not be waived for a disability beginning on or after age 65. If you elect the Monthly Deduction Waiver rider, you may not also elect the Waiver of Specified Premium rider. If you have elected the GMDB Rider, you will not be charged for, or receive a benefit under that rider whenever monthly deduction charges are being waived under the Monthly Deduction Waiver Rider.

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•

Term Insurance on Other Covered Insured Rider (VUL Policies Only): This rider provides term insurance on one or more members of the Primary Insured’s immediate family (generally, the spouse and/or children of the insured).

•

Overloan Protection Rider: Subject to state availability, your policy will include the Overloan Protection Rider provided that you have elected the Guideline Premium Test as the policy’s Life Insurance Qualification Test. (See “Policy Payment Information — Life Insurance Benefit Options.”) When activated, the Overloan Protection Rider guarantees that your policy will not lapse even if: (1) the policy’s Cash Surrender Value is insufficient to cover the current monthly deduction charges or (2) the policy’s outstanding loans plus accrued loan interest exceed its Cash Value.

In order to activate the Overloan Protection Rider you must provide us with a written request. A one-time charge will be deducted from the policy’s Cash Value on the activation date. There is no charge if the Rider is never activated. In addition, the following conditions must be met upon receipt of your written request:

•	The policy must be in effect for at least 15 years.

•	The insured (younger insured for SVUL) must be at least age 75.

•	The Life Insurance Benefit Option elected under the base policy is Option 1.

•	Any outstanding loan plus accrued loan interest exceeds the Face Amount of the policy in effect at the time of activation.

•	Any outstanding loan plus accrued loan interest must be less than 99% of the policy Cash Value after the deduction of any surrender charges and the one-time rider charge.

•	Activation of the rider cannot cause the policy to violate the Guideline Premium Test (GPT) at any duration.

We will mail a notice to you at your last known address at least 31 days before the end of the policy late period to notify you that the Overloan Protection Rider can be activated. The Overloan Protection Rider will be effective on the Monthly Deduction Day following your written request to activate. Once in effect, the Overloan Protection Rider will prevent your policy from ending. The following changes to your policy will take effect.

•

The Life Insurance Benefit Option must be Option 1. If Option 1 is not in effect, it is permanently changed to Option 1 and the Face Amount of the policy will be changed to 101% of the policy’s Cash Value.

•	Any Cash Value under the policy that is not invested in the Fixed Account will be transferred to the Fixed Account.

•	Any riders, except the Overloan Protection Rider, will end.

•	No further policy changes, premium payments, transfers, partial surrenders, or full surrenders will be allowed.

•	No additional loans or loan repayments will be permitted.

•	Loan interest will continue to accrue.

•	No further Monthly Deductions will be taken.

This policy may be purchased with the Overloan Protection Rider, with the intention of accumulating cash value on a tax-free basis over some period (such as, until retirement) and then periodically borrowing from the Policy without allowing the Policy to lapse. Anyone contemplating the purchase of the Policy with the intention of pursuing this strategy or otherwise exercising the “overloan protection” provided under the Overloan Protection Rider should be aware that, among other risks, it has not been ruled on by the IRS or the courts and it may be subject to challenge by the IRS, since it is possible that the loans will be treated as taxable distributions when the Overloan Protection Rider is activated. Moreover, exercising the Overloan Protection Rider may cause your policy to become a modified endowment contract. If your policy becomes a modified endowment contract, all distributions (including loans) made in the Policy Year in which your policy

46

becomes a modified endowment contract and thereafter will be subject to the rules for modified endowment contracts (for a discussion of these rules, see “Federal Income Tax Considerations—Modified Endowment Contract Status”). In addition, any distributions (including loans) made within two Policy Years prior to the date on which your policy becomes a modified endowment contract will be subject to these special rules. For these purposes, loans include additional accrued and unpaid interest on existing policy loans. For these reasons, you should consider very carefully, after consultation with your tax advisor, whether to exercise the Overloan Protection Rider.

•

Guaranteed Minimum Accumulation Benefit Rider: The Guaranteed Minimum Accumulation Benefit (GMAB) Rider provides a guarantee that at the end of the 12th Policy Year, your Separate Account Value will not be less than the value of the GMAB Account minus any unpaid loans and accrued loan interest (“Adjusted GMAB Account Value”).

Rider Eligibility and Investment Restrictions: To be eligible for this Rider, you must allocate all of your cash value to any one (or more) of the following GMAB Allocation Alternatives:

MainStay VP Convertible – Initial Class

MainStay VP Conservative Allocation – Initial Class

MainStay VP Balanced – Initial Class

MainStay VP Bond – Initial Class

MainStay VP Cash Management – Initial Class

MainStay VP Floating Rate – Initial Class

MainStay VP Government – Initial Class

MainStay VP High Yield Corporate Bond – Initial Class

MainStay VP Income Builder – Initial Class

MainStay VP Janus Balanced – Initial Class

MainStay VP MFS® Utilities – Initial Class

MainStay VP Moderate Allocation – Initial Class

MainStay VP Moderate Growth Allocation – Initial Class

MainStay VP PIMCO Real Return – Initial Class

MainStay VP Unconstrained Bond – Initial Class

BlackRock® Global Allocation V.I. Fund – Class III Shares

Fixed Account

DCA Plus Account

If you allocate your cash value to any Investment Option other than the GMAB Allocation Alternatives, the GMAB rider will end and you will be subject to a cancellation fee. (See the SAI for limited exceptions to these investment restrictions.) If you have elected the GMAB Rider, the only Asset Allocation Model (for SVUL Accumulator policies only) you can select is Conservative as that Model is composed entirely of Investment Divisions that are consistent with the GMAB Allocation Alternatives. (See Management and Organization—Asset Allocation Models for more information.) Although the investment restrictions required by the GMAB Rider (including the Conservative Asset Allocation Model) are generally designed to provide protection against decreases in the policy’s Separate Account Value due to negative investment performance, please note that they may also limit your full participation in positive investment performance. Other Investment Options (or Asset Allocation Models) that are available if you do not select the GMAB Rider may offer the potential for higher returns. You should consult with your registered representative and carefully consider whether the investment restrictions required by the GMAB Rider meet your investment objectives and risk tolerance. You are not eligible for the GMAB Rider if you have elected the Cash Value Accumulation Test as the policy’s Life Insurance Qualification Test.

Rider Charges and Fees: Each month, while the Rider is active and the GMAB Account Value is greater than zero, we will deduct a GMAB Rider Charge based on the Adjusted GMAB Account Value. We can increase this charge, but we guarantee that the GMAB Rider Charge will never exceed 1.50% of the Adjusted GMAB Account Value on an annualized basis. The current rate will be set by us, in advance, at least once a year. We will not deduct the GMAB Rider Charge if the Adjusted GMAB Account Value is zero

47

or less. A cancellation fee of no more than 2% of the Adjusted GMAB Account Value may apply if the Rider is canceled prior to the end of the 12th Policy Year.

GMAB Account Value: The GMAB Account Value is only a shadow account value that is not available for payment of any monthly deductions from cash value and/or separate account charges; loans or loan repayments; surrenders, partial surrenders or periodic partial withdrawals; premium payments; or to reinstate a policy. You will not receive the GMAB Account Value on a 1035 exchange, policy split option (SVUL policies only) or other policy exchange, or as part of a Life Insurance Benefit payment (other than those that may be paid in connection with Section 7702 of the IRC).

The GMAB Account Value may be less than the Separate Account Value of the policy and may be less than the total premiums paid. This may occur due to the impact on the GMAB Account Value of: (1) monthly deductions from cash value and separate account charges; (2) transfers and withdrawals; and (3) higher returns in the Separate Account Investment Divisions compared to the 2% annualized return on the GMAB Account Value.

The GMAB Account Value does not include any amounts allocated, or that you subsequently transfer from the GMAB Investment Divisions to the Fixed Account. Partial surrenders deducted from the cash value attributable to the GMAB Investment Divisions and transfers from the GMAB Investment Divisions to the Fixed Account will result in proportionate reductions to the GMAB Account Value. These reductions to the GMAB Account Value can be greater than the dollar amount of these surrenders or transfers.

Rider Benefit: At the end of the 12th Policy Year, if the Separate Account Value is less than the Adjusted GMAB Account Value, the Separate Account Value will be increased to equal the Adjusted GMAB Account Value (“Rider Exercise”). Any increase to the Separate Account Value will be divided equally among your current allocations to the GMAB Investment Divisions on the date of the increase. None of this increase will be allocated to a discontinued GMAB Allocation Alternative. If the Separate Account Value is more than the Adjusted GMAB Account Value at this date, the Separate Account Value will not be increased. If the insured dies while the GMAB Rider is in effect, but before Rider Exercise, the GMAB Rider will end and you will not receive the GMAB Account Value as part of a Life Insurance Benefit (other than those that may be paid in connection with Section 7702 of the IRC).

Because the GMAB Rider generally provides protection against decreases in the policy’s Separate Account Value due to negative investment performance, this Rider may not be a benefit to you if all or most of your cash value is allocated to the Fixed Account. You should elect this Rider only if you have, or intend to have, most or all of your cash value allocated to the GMAB Investment Divisions. The Rider does not guarantee a return of principal.

This Rider will provide no benefit if you surrender the policy (or cancel the Rider) before the end of the 12th Policy Year. You should select this Rider only if you intend to keep the policy for at least twelve years. This Rider also provides no benefit if the policy lapses, even if the Adjusted GMAB Account Value is greater than the Separate Account Value.

Anniversary Option: At the end of the 12th Policy Year, you have the option to elect another benefit period under the GMAB Rider available at that time if we receive your election notice by the date specified in the Rider. The GMAB Rider Charge and the GMAB Interest Rate for the new GMAB Rider will be based on the rates then in effect.

Impact of Surrenders: As noted above, partial surrenders will reduce the GMAB Account Value and the GMAB Rider Charge. Set forth below is an example of how the benefit of the GMAB Rider would be affected by surrender activity.

For a VUL/SVUL policy with a $250,000 Face Amount, a Separate Account Value of $80,000 and a GMAB Account Value of $100,000, if a policyholder requested a partial withdrawal of $10,000 in Policy Year 8:

•	the Separate Account Value would be reduced by $10,240 to $69,760 ($80,000 minus the partial surrender and any associated surrender fees ($10,000 + $240)); and

•	the GMAB Account Value would be proportionately reduced by $12,800 to $87,200 (the amount of

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the partial surrender including any associated fees and charges deducted from the GMAB Investment Divisions ($10,240) divided by the cash value attributable to the GMAB Investment Divisions immediately prior to the partial surrender ($80,000), multiplied by the GMAB Account Value on the effective date of the partial surrender ($100,000)).

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Waiver of Specified Premium (WSP) Rider (VUL Policies Only): This rider will pay, on each Monthly Deduction Day, a specified premium amount (the “WSP Amount”) into the policy if the insured suffers from a total disability (lasting at least six (6) consecutive months) while the WSP Rider is in force. We will deduct a sales expense charge from any WSP Amount. The first benefit payment will include a one-time lump sum that covers any WSP Amount that would have been paid from the beginning of the insured’s total disability. We will also return any WSP Rider charges that were deducted during this period. We will pay the WSP Amount until: (a) the period of total disability ends; (b) the policy anniversary on which the insured is age 65; or (c) the policy ends or is surrendered, whichever comes first. Monthly WSP rider charges are waived during any period when the WSP Amount is being paid. The WSP Rider is available for issue ages from 0-59. Note: Payment of the WSP Amount is no guarantee that your VUL policy will not lapse. You may be required to pay additional premiums during a period of total disability to maintain the policy in force.

At Rider issue, the WSP Amount is based on: (a) the Face Amount of the policy; (b) the Face Amount of any life insurance issued under certain covered rider(s) (the “Applicable Riders”); and (c) the Insured’s issue age, gender at birth, and risk classification. The WSP Amount may not be greater than $12,500 on a monthly basis. Subject to this maximum, if changes occur that increase or decrease the Face Amount of the policy or any Applicable Rider; add or terminate an Applicable Rider; or modify the insured’s class of risk, the WSP Amount will vary accordingly. The WSP Amount will not increase or decrease during a period of total disability, but it will be recalculated (if necessary) to account for any changes affecting that amount if the disability period ends. The monthly rider charge is calculated by multiplying the WSP Amount by a rate that is based on the Insured’s gender at birth and age at rider issue and/or at the time of any changes to the WSP Amount. In addition, certain underwriting risks—including the insured’s medical condition, occupation or avocation—may increase the monthly rider charge, if applicable. Although the monthly rider charge can vary, it will never be greater than $217.50 per $1,000 of WSP Amount.

You may cancel the rider at any time by sending us a signed notice. The rider ends on the earlier of any of the following events: when the policy ends, when the policy is surrendered, or on the policy anniversary on which the insured is age 65. If you elect the WSP Rider, you may not also elect the Monthly Deduction Waiver rider.

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Estate Protection Rider (SVUL Policies Only): Where available, this rider provides additional insurance protection for the first four Policy Years when We have proof that both insureds died. There is a charge for the rider and it may only be purchased at issue. The rider may be cancelled at anytime.

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Level First-to-Die Term Rider (SVUL Policies Only): This rider provides a level term insurance death benefit which we will pay when either Insured dies while the rider is in effect. We will only pay the benefit once even if both insureds die at the same time.

See the SAI for more information about riders and options.

MATURITY DATE

Unless the Life Extension Benefit Rider is in effect, beginning on the policy anniversary on which the insured is age 100 (under VUL) or the younger insured is or would have been 100 (under SVUL), the policy’s Face Amount will no longer apply. Instead, your Life Insurance Benefit will equal the Cash Value of your policy.

One year before your policy’s maturity date, we will notify you that on your maturity date you may elect either:

(1) to receive the Cash Surrender Value of your policy; or

(2) to continue the policy without having to pay any more cost of insurance charges or monthly contract fees.

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If you do not make an election, the policy will be continued. If the policy is continued, we will continue to assess the Mortality and Expense Risk charge on the Cash Value remaining in the Investment Divisions, and Fund charges. The federal income tax treatment of a life insurance policy is uncertain after the insured is age 100. See “Federal Income Tax Considerations” for more information.

If you choose to surrender your policy, you must submit a written notification, in a form acceptable to us, to VPSC at one of the addresses listed on the first page of this prospectus (or any other address we indicate to you in writing).

Please consult your tax advisor regarding the tax implications of these options.

If your policy is still in effect when the insured (under VUL) or last surviving insured (under SVUL) dies, we will pay the Policy Proceeds to the beneficiary.

TAX-FREE “SECTION 1035” INSURANCE POLICY EXCHANGES

Generally, you can exchange one life insurance policy for another in a “tax-free exchange” under Section 1035 of the “”IRC. Before making an exchange, you should compare both policies carefully. Remember that if you exchange another policy for the one described in this prospectus, you might have to pay a surrender charge on your old policy. Also, some charges may be higher (or lower), and the benefits may be different. If the exchange does not qualify for Section 1035 treatment, you may have to pay federal income and penalty taxes on the exchange. You should not exchange another policy for this one unless you determine, after knowing all of the facts, that the exchange is in your best interest. New York Life may accept standard electronic instructions from another insurance carrier for the purposes of effecting a Section 1035 exchange.

Because the final surrender value of your existing policy will be calculated once the new life insurance policy has been approved for issuance, this final surrender value may be impacted by increases or decreases in policy values that result from market fluctuations during the period between submission of the exchange request and actual processing. The final surrender value may be calculated several Business Days after we receive your exchange request. Please consult your current insurer for options to potentially mitigate market exposure during this period. In addition, as we will not issue the new policy until we have received an initial premium from your existing insurance company, the issuance of the policy in an exchange could be delayed.

24-MONTH EXCHANGE PRIVILEGE

Within the first 24 months after the Issue Date of your policy, if you decide that you do not want to own a variable policy, you can either: (1) transfer the entire Cash Value to the Fixed Account of your policy, or (2) exchange your policy for a new permanent plan of life insurance that we (or one of our affiliates) offer for this purpose. The new policy will have the same Issue Date, issue age, risk classification, and initial Face Amount as your original policy, but will not offer variable Investment Options such as the Investment Divisions.

In order to exchange your policy:

•	your policy must be in effect on the date of the exchange;

•	you must repay any unpaid loan (including any accrued loan interest); and

•	you must submit a written request in a form acceptable to us to VPSC at one of the addresses listed on the first page of this prospectus (or any other address we indicate to you in writing).

We will process your request for an exchange on the later of: (1) the Business Day on which we receive your written request along with your policy, or (2) the Business Day on which we receive the necessary loan payment for your exchange at VPSC at one of the addresses listed on the first page of this prospectus (or any other address we indicate to you in writing). The policy exchange will be effective on the later of these two dates. The amount applied to your new policy will be the policy’s Cash Value plus a refund of all cost of insurance charges taken as of the date of the exchange. Because policy values may increase or decrease due to market fluctuations during the period between submission of the exchange request and actual processing, the Cash Value applied to your new policy may be impacted. Please consult your registered representative for options to potentially mitigate market exposure

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during the time it will take to process the exchange. We will require you to make any adjustment to the premiums and Cash Value of your variable policy and the new policy, if necessary.

When you exchange your policy, all riders and benefits for that policy will end, unless otherwise required by law. Requests received after 4:00 pm (Eastern Time) on a Business Day, or on a non-Business Day, will be processed as of the next Business Day.

PREMIUMS

For the purpose of determining whether we require additional underwriting when accepting a premium payment, we classify your premium payments as planned or unplanned premiums.

The currently available methods of payments are: direct payment to NYLIAC, pre-authorized monthly deductions from your bank, credit union or similar accounts or any other method agreed to by us.

Acceptance of initial and subsequent premium payments is subject to our suitability standards.

PLANNED PREMIUM

When you apply for your policy, you select a premium payment schedule, which indicates the amount and frequency of premium payments you intend to make. The premium amount you select for this schedule is called your “planned premium.” It is shown on the Policy Data Page. Factors that should be considered in determining your premium payment are: age, underwriting class, gender, policy Face Amount, Investment Division performance, loans, and riders you add to your policy.

You can make additional planned or unplanned premium payments at any time up to the Insured’s attainment of age 100 (under VUL) or the younger Insured is or would have been age 100 (under SVUL). We will require one or more additional premium payments in the circumstance where the Cash Surrender Value of your policy is determined to be insufficient to pay the charges needed to keep your policy in effect. Should the additional payment(s) not be made, your policy will lapse.

UNPLANNED PREMIUM

An unplanned premium is a payment you make that is not part of the premium schedule you choose.

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While the insured (under VUL) or either insured (under SVUL) is living, you may make unplanned premium payments at any time before the policy anniversary on which the insured is age 100 (under VUL) or the younger insured is or would have been age 100 (under SVUL). However, if payment of an unplanned premium will cause the Life Insurance Benefit of your policy to increase more than the Cash Value will increase, (i) we may require proof of insurability before accepting that payment and applying it to your policy, and (ii) for an SVUL policy both insureds must be living. The Life Insurance Benefit increase may occur in order for your policy to continue to qualify as life insurance under the IRC.

•	If you exchange another life insurance policy to acquire this policy under IRC Section 1035, we will treat the proceeds of that exchange as an unplanned premium.

•	The minimum unplanned premium amount we allow is $50.

•	We may limit the number and amount of any unplanned premium payments.

Unplanned premiums must be sent to NYLIAC at one of the addresses listed on the first page of this prospectus (or any other address we indicate to you in writing). Acceptance of initial and subsequent premium payments is subject to our suitability standards.

RISK OF MINIMALLY FUNDED POLICIES

You can make additional planned or unplanned premium payments at any time up to the ’insured’s (younger insured for SVUL) attainment of age 100. We will require one or more additional premium payments in the circumstance where the Cash Surrender Value of your policy is determined to be insufficient to pay the charges needed to keep your policy in effect. Should the additional payment(s) not be made, your policy will lapse.

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Although premium payments are flexible, you may need to make subsequent premium payments so that the Cash Surrender Value of your policy is sufficient to pay the charges needed to keep your policy in effect. A policy that is maintained with a Cash Surrender Value just sufficient to cover deductions and charges, or that is otherwise minimally funded, is more likely to be unable to maintain its Cash Surrender Value because of market fluctuation and performance-related risks. When initially determining the amount of your planned premium payments, you should consider funding your policy at a level that has the potential to maximize the investment opportunities within your policy and to minimize the risks associated with market fluctuations. (Your policy can lapse even if you pay all of the planned premiums on time.)

TIMING AND VALUATION

Your premium will be credited to your policy on the Business Day that it is received, assuming it is received prior to the close of regular trading on the New York Stock Exchange, generally 4:00 p.m. Eastern Time. Any premiums received after that time will be credited to your policy on the next Business Day.

The Fund assets making up the Investment Divisions will be valued only on those days that the NYSE is open for trading. Generally, the NYSE is closed on Saturdays, Sundays and major U.S. holidays.

FREE LOOK

You have the right to cancel your policy, within certain limits. Under the Free Look provision of your policy, in most jurisdictions, you have 20 days after you receive your policy to return it and receive a refund. You can cancel increases in the Face Amount of your policy under the same time limits. (See “State Variations” for state-by-state details.) To receive a refund, you must return the policy to the VPSC at one of the addresses noted on the first page of the prospectus (or any other address we indicate to you in writing) or to the registered representative from whom you purchased the policy, along with a written request for cancellation in a form acceptable to us.

For VUL Accumulator, we will allocate premium payments you make with your application or during the Free Look period to our General Account until the end of the free look period. On the Business Day following the free look period, we will allocate the Net Premium plus any accrued interest to the Investment Divisions you have selected.

For VUL Accumulator, if you cancel your policy, We will pay you the greater of (a) your policy’s Cash Value calculated as of the Business Day either the VPSC or the registered representative through whom you purchased it receives the policy along with the written request for cancellation, or (b) the total premium payments you have made, less any loans and any partial surrenders you have taken.

For SVUL Accumulator, we will allocate premium payments you make with your application or during the Free Look period to our General Account until the later of the Issue Date and the date NYLIAC receives the full initial premium payment.

For SVUL Accumulator, if you cancel your policy, we will generally pay you your policy’s Cash Value, plus any Premium Expense Charges, and any Monthly Deduction Charges, minus loans calculated as of the Business Day either the VPSC or the Registered Representative through whom you purchased it receives the policy along with the written request for cancellation.

If you cancel an increase in Face Amount of your policy, we will refund the premium payments you have paid in excess of the planned premiums that are allocated to the increase, less any part of the excess premium payments that we have already paid to you.

PREMIUM PAYMENTS

Premium payments must be mailed to: NYLIAC, 75 Remittance Drive, Suite 3021, Chicago, IL 60675-3021 or by express mail to NYLIAC, Suite 3021, c/o The Northern Trust Bank, 350 North Orleans Street, Receipt & Dispatch, 8th Floor, Chicago, IL 60654. Acceptance of initial and subsequent premium payments are subject to our suitability standards.

The currently available methods of payment are: direct payment to NYLIAC, pre-authorized monthly deductions from your bank, credit union or similar accounts and any other method agreed to by us.

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We apply the Net Premium to the Investment Divisions (including those available with the Asset Allocation Models), the Fixed Account and/or DCA Plus Account, according to your instructions.

If you elect the GPT to determine whether your policy qualifies as life insurance under IRC Section 7702, we may limit your premium payments. If the premiums paid during any Policy Year exceed the maximum amount permitted under the GPT, we will return to you the excess amount within 60 days after the end of the Policy Year. The excess amount of the premiums we return to you will not include any gains or losses attributable to the investment return on those premiums. We will credit interest at a rate of not less than 3% on those premiums from the date such premiums cause the policy to exceed the amount permitted under the GPT to the date we return the premiums to you. (See “Policy Payment Information—Life Insurance Benefit Options” for more information.)

The payment of the initial premium (and any other planned or unplanned premium made before the Initial Premium Transfer Date) will be applied to the General Account. On the Initial Premium Transfer Date, we allocate the Net Premium, along with any interest credited, to the Investment Divisions of the Separate Account (including those available with the Asset Allocation Models), the Fixed Account, and/or the DCA Plus Account according to the most recent premium allocation election you have given us. You can change the premium allocation any time you make a subsequent premium payment by submitting a revised premium allocation form to one of the addresses listed for payment of subsequent premiums on the first page of this prospectus (or any other address we indicate to you in writing). Your revised premium allocation selection will be effective as of the Business Day the revised premium allocation is received by VPSC at one of the addresses listed on the first page of this prospectus (or any other address we indicate to you in writing). Premium allocation selections received after market close will be effective the next Business Day. The allocation percentages must be in whole numbers.

CHECK-O-MATIC

Check-O-Matic is a service that allows you to authorize monthly electronic deductions from your checking account in order to make premium payments. You can select any day of the month to initiate drafts except the 29th, 30th and 31st. If a draft date is not selected, it will be the Policy Date. A voided blank check must be forwarded along with an application to begin Check-O-Matic. To set up the Check-O-Matic feature, you must submit your request in writing on a form we approve to VPSC at one of the addresses listed on the first page of this prospectus (or any other address we indicate to you in writing).

PREMIUM PAYMENTS RETURNED FOR INSUFFICIENT FUNDS

If your premium payment is returned by the bank for insufficient funds, we will reverse the Investment Options you have chosen and reserve the right to charge you a $20 fee for each returned payment. In addition, if we incur any losses as a result of a returned payment, we will deduct the amount of the loss from your policy’s Cash Value. If an electronic (“Check-O-Matic”) premium withdrawal is returned for insufficient funds for two consecutive months, this premium payment arrangement will be suspended until you provide written notification in a form acceptable to us to VPSC at one of the addresses listed on the first page of this prospectus (or any other address we indicate to you in writing) that you wish to resume the arrangement and we agree to do so.

POLICY PAYMENT INFORMATION

WHEN LIFE INSURANCE COVERAGE BEGINS

If you have coverage under a conditional temporary agreement and if the policy is issued, the policy will replace the temporary coverage. Your coverage under the policy will be deemed to have begun on the Policy Date.

In all other cases, if the policy is issued, coverage under the policy will take effect when we receive the initial premium payment that you are required to make when the policy is delivered to you. You can call 1-800-598-2019 to determine if we have received your premium payment.

The monthly deduction of charges will begin on the first Monthly Deduction Day, which will be the monthly anniversary of the Policy Date on or following the later of the Issue Date or the date we receive the full initial premium payment. If the Policy Date is prior to the later of the Issue Date or the date we receive the full initial

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premium payment, the deductions made on the first Monthly Deduction Day will cover the period from the Policy Date until the first Monthly Deduction Day.

CHANGING THE FACE AMOUNT OF YOUR POLICY

You can request to increase or decrease the Face Amount of your policy under certain circumstances once it is in force. The Face Amount of your policy affects the Life Insurance Benefit to be paid.

To increase the Face Amount of your policy, you must either contact your registered representative or send a written request, in a form acceptable to us, to VPSC at one of the addresses listed on the first page of this prospectus (or any other address we indicate to you in writing). If an increase is approved, we will increase the Face Amount on the Monthly Deduction Day on or after the date we approve the increase.

You should consider the following consequences when increasing the Face Amount of your policy:

•	additional cost of insurance charges;

•	an additional per-thousand face amount charge;

•	a new suicide and contestability period applicable only to the amount of the increase;

•	a new ten-year surrender charge period applicable only to the amount of the increase;

•	a change in the life insurance percentage applied to the entire policy under Section 7702 of the IRC; and

•	a possible new seven-year testing period for modified endowment contract status.

Under certain circumstances, you can request a decrease in the Face Amount of your policy. To decrease the Face Amount of your policy, you must send a written request, in a form acceptable to us, to VPSC at one of the addresses listed on the first page of this prospectus (or any other address we indicate to you in writing). You should consider the following possible consequences when decreasing the Face Amount of your policy:

•	a change in the total policy cost of insurance charge;

•	a surrender charge applicable to the amount of the decreased Face Amount (We will deem the amount attributable to your most recent increase in the Face Amount to be canceled first); and

•	adverse tax consequences.

For more information about changing the Face Amount of your policy, see the SAI.

POLICY PROCEEDS

We will pay proceeds to your beneficiary when we receive satisfactory proof that the Insured (under VUL) or last surviving insured (under SVUL) died. These proceeds will equal:

1)	the Life Insurance Benefit calculated under the Life Insurance Benefit Option you have chosen, valued as of the date of death; plus

2)	any additional death benefits available under the riders you have chosen; less

3)	any outstanding loans (including any accrued loan interest as of the date of death) on the policy and any unpaid monthly deduction charges.

We will pay interest on these proceeds from the date the insured (under VUL) or last surviving insured (under SVUL) died until the date we pay the proceeds. See “Policy Payment Information—Life Insurance Benefit Options” for more information.

Every state has unclaimed property laws, which generally declare a life insurance policy to be abandoned after a period of inactivity of three to five years from the contract’s maturity date or the date the death benefit is due and payable. For example, if the payment of a death benefit has been triggered, but, if after a thorough search, we are unable to locate the beneficiary of the death benefit, or the beneficiary does not come forward to claim the death benefit in a timely manner, the death benefit may be paid to the abandoned property division or unclaimed property office of the state in which the beneficiary or the insured last resided, as shown on our books and records, or to our

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state of domicile. This escheatment is revocable, however, and the state is obligated to pay the death benefit (without interest) if your beneficiary steps forward to claim it with the proper documentation. To prevent such escheatment, it is important that you update your Beneficiary designation, including addresses, if and as they change. Please contact us at 1-800-598-2019 or send a written request to NYLIAC at one of the addresses listed on the first page of this prospectus (or any other address we indicate to you in writing) to make such changes.

PAYEES

The beneficiary is the person(s) or entity(ies) you have specified on our records to receive the Policy Proceeds from your policy. You have certain options regarding the policy’s beneficiary:

•	You name the beneficiary when you apply for the policy. The beneficiary will receive the Policy Proceeds after the insured (under VUL) or last surviving insured (under SVUL) dies.

•	You can elect to have different classes of beneficiaries, such as primary and secondary, where these classes determine the order of payment. You may identify more than one beneficiary per class.

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To change a revocable beneficiary while the insured (under VUL) or last surviving insured (under SVUL) is living, you must send a written request in a form acceptable to VPSC to one of the addresses listed on the first page of this prospectus (or any other address we indicate to you in writing).

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If no beneficiary is living when the insured (under VUL) or last surviving insured (under SVUL) dies, we will pay the Policy Proceeds to you (the policyowner), or if you are deceased, to your estate, unless we have other instructions from you to do otherwise.

You can name only those individuals who are able to receive payments on their own behalf as payees or successor payees, unless we agree otherwise. We may require proof of the age of the payee or proof that the payee is living. If we still have an unpaid amount, or there are some payments that still must be made when the last surviving payee dies, we will pay the unpaid amount with interest to the date of payment, or pay the present value of the remaining payments, to that payee’s estate. We will make this payment in one sum. The present value of the remaining payments is based on the interest rate used to compute them, and is always less than their sum.

HOW POLICY PROCEEDS WILL BE PAID

While the Insured is living, you may designate how the Policy Proceeds will be paid to the beneficiary. Policy Proceeds can be paid in a lump sum or over time through the various payment options described below.

If you do not specify how Policy Proceeds will be paid, they will be paid in a lump sum. If you elect to have Policy Proceeds paid through one of the payment options described below, the beneficiary will not be able to receive a lump sum.

Any Policy Proceeds paid in one sum will include interest compounded each year from the date of the Insured’s death to the date of payment. We set the interest rate each year. This rate will be at least 3%  per year (or a higher rate if required by law).

LUMP SUM PAYMENT

If you specified that the Policy Proceeds be paid in a lump sum, after the death of the insured (under VUL) or last surviving insured (under SVUL), the beneficiary can choose among the following methods of payment:

•	We will issue a single check for the amount of the Policy Proceeds; or

•	Policy Proceeds will be paid over time through one of the various payment options described below.

After we are notified of the death of the insured (under VUL) or the last surviving insured (under SVUL), the beneficiary will receive a claim form. If no choice is made, we will issue a single check for the amount of the Policy Proceeds.

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PAYMENT OPTIONS

If you designated that the Policy Proceeds be paid to the beneficiary over time, or if the beneficiary chooses (or elects a payee) to be paid over time, Policy Proceeds will be paid according to one of the following payment options: an Interest Accumulation Option or an Interest Payment Option. (Those receiving payments under these options — whether they are designated by you or the beneficiary — will be referred to as “payees” below.) Under the Interest Accumulation or Interest Payment Options, the payee can withdraw amounts of at least $100 at any time. We will mail a check for the amount of the proceeds to the payee. If the payee requests a withdrawal, and the balance remaining on deposit with us after the withdrawal would be less than $100, we may pay the entire remaining balance in one sum to the payee.

•	Interest Accumulation Option (Option 1 A)

Under this option, the Policy Proceeds will remain on deposit with us until the payee requests a withdrawal. Each year, interest will accumulate on the balance at a rate we reset annually. The interest crediting rate will never be less than 3%. Sums withdrawn will be credited interest up to the date of the withdrawal.

•	Interest Payment Option (Option 1 B)

Under this option, the Policy Proceeds will remain on deposit with us until the payee requests a withdrawal. Interest earned on any balance will be paid directly to the payee on a monthly, quarterly, semi-annual or annual basis. The balance will earn interest at a rate we reset annually. The interest crediting rate will never be less than 3%.

ELECTING OR CHANGING A PAYMENT OPTION

While the insured are living, you can elect or change your payment option. To change your payment option, you must send a written request to VPSC in a form acceptable to us at one of the addresses listed on the first page of this prospectus. You can also name or change one or more of the beneficiaries who will be the payee(s) under that option. (See “Policy Payment Information—Payees” for more information.)

After the insured (under VUL) or last surviving insured (under SVUL) dies, any person who is entitled to receive Policy Proceeds in one sum (other than an assignee) can elect a payment option and name payees. The person who elects a payment option can also name one or more successor payees to receive any amount remaining at the death of the payees. Naming these payees cancels any prior choice of successor payees. A payee who did not elect the payment option has the right to advance or assign payments, take the payments in one sum, change the payment option, or make any other change, only if the person who elects the payment option notifies us in writing and we agree.

WHEN WE PAY POLICY PROCEEDS

If the policy is still in effect, NYLIAC will pay any Cash Surrender Value, partial surrenders, loan proceeds, or the Policy Proceeds generally within seven days after we receive all of the necessary requirements at the VPSC at one of the addresses listed on the first page of this prospectus (or any other address we indicate to you in writing).

Under the following situations, payment of proceeds may be delayed:

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We may delay payment of any loan proceeds attributable to the Separate Account, any partial surrenders from the Separate Account, the Cash Surrender Value, or the Policy Proceeds during any period that:

(1) we are unable to determine the amount to be paid because the NYSE is closed (other than customary weekend and holiday closings), trading is restricted by the SEC or the SEC declares that an emergency exists; or

(2) the SEC, by order, permits us to delay payment in order to protect our policyowners.

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We may delay payment of any portion of any loan or surrender request, including requests for partial surrenders, from the Fixed Account and/or the DCA Plus Account for up to six months from the date we receive your request.

•	We may delay payment of the entire Policy Proceeds if we contest the payment. We investigate all death

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claims that occur within the two-year contestable period. Upon receiving information from a completed investigation, we will make a determination, generally within thirty-one (31) days, as to whether the claim should be authorized for payment. Payments are made promptly after the authorization.

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Federal laws made to combat terrorism and prevent money laundering by criminals might, in certain circumstances, require us to reject a premium payment and/or “freeze” a policy. If these laws apply in a particular policy(ies), we would not be allowed to pay any request for transfers, partial surrenders, surrenders, loans, or death benefits. If a policy or an account is frozen, the Cash Value would be moved to a special segregated interest-bearing account and held in that account until instructions are received from the appropriate federal regulator.

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If you have submitted a recent check or draft, we have the right to defer payment of any surrenders, loans, death benefit proceeds, or payments under a settlement option until such check or draft has been honored. It may take up to 15 days for a check to clear through the banking system.

We add interest at an annual rate of 3% (or at a higher rate if required by law) if we delay payment of a partial surrender or Cash Surrender Value for 30 days or more.

We add interest to Policy Proceeds from the date of death to the date of payment at the same rate as we pay under the Interest Payment Option (or at a higher rate if required by law).

LIFE INSURANCE BENEFIT OPTIONS

Under your policy, the Life Insurance Benefit depends on the Life Insurance Benefit option you choose. Your policy offers three options:

Option 1—	The Life Insurance Benefit under this option is equal to the policy’s Face Amount. Except as described below, your Life Insurance Benefit under this option will be a level amount.

Option 2—	Except as described below, the Life Insurance Benefit under this option is equal to the policy’s Face Amount plus the policy’s Cash Value on the date of death. The Life Insurance Benefit under this option will vary with the policy’s Cash Value. Cash Value varies due to performance of the Investment Divisions selected, interest credited to the Fixed Account and/or the DCA Plus Account, outstanding loans (including loan interest), charges, and premium payments. Your Life Insurance Benefit will never be less than your policy’s Face Amount.

Option 3—	Except as described below, the Life Insurance Benefit under this option is equal to the policy’s Face Amount plus the Adjusted Total Premium. The Life Insurance Benefit under this option will vary with the policy’s Adjusted Total Premium (total premiums paid minus any partial surrenders). Your Life Insurance Benefit will never be less than your policy’s Face Amount.

We determine the Life Insurance Benefit as of the date of the insured’s (under VUL) or last surviving insured’s (under SVUL) death. Under any of the options, your Life Insurance Benefit may be greater if the policy’s Cash Value, multiplied by the minimum percentage necessary for the policy to qualify as life insurance under IRC Section 7702 (the “Corridor Death Benefit”), as described below, is greater than the amount calculated under the option you have chosen. If you have elected the Guaranteed Minimum Accumulation Benefit rider, your Corridor Death Benefit will be equal to the Cash Value (calculated using the higher of the GMAB Account Value or the Separate Account Value) multiplied by the minimum percentage necessary for the policy to qualify as life insurance under IRC Section 7702. In both cases, you can find this percentage on the Policy Data Page.

Under Section 7702, a policy will generally be treated as life insurance for federal tax purposes if, at all times, it meets either the GPT or the CVAT. You must choose either the GPT or CVAT before the policy is issued. Once the policy is issued, you may not change to a different test. The Life Insurance Benefit will vary depending on which test is used. The Overloan Protection Rider and the Guaranteed Minimum Accumulation Benefit Rider are only available if you choose GPT. You are not eligible for the Overloan Protection Rider or the Guaranteed Minimum Accumulation Benefit Rider if you choose CVAT.

The GPT has two components, a premium limit component and a corridor component. The premium limit restricts the amount of premium that can be paid into a policy. The corridor requires that the Life Insurance Benefit

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be at least a certain percentage (varying each year by the age of the insured) of the Cash Value. The CVAT does not have a premium limit, but does have a corridor that requires that the Life Insurance Benefit be at least a certain percentage (varying based on age, gender, and risk class of the insured) of the Cash Value.

The corridor under the CVAT is different than the corridor under the GPT. Specifically, the CVAT corridor requires more Life Insurance Benefit in relation to Cash Value than is required by the GPT corridor. Therefore, as your Cash Value increases, your Life Insurance Benefit will increase more rapidly under CVAT than it would under GPT.

Your policy will be issued using the GPT unless you choose otherwise. In deciding whether or not to choose the CVAT, you should consider that the CVAT generally permits more premiums to be contributed to a policy, but may require the policy to have a higher Life Insurance Benefit.

Assuming your Life Insurance Benefit does not increase in order to meet the requirements of IRC Section 7702, and assuming the same Face Amount and premium payments under these options:

•	If you choose Option 1, your Life Insurance Benefit will not vary in amount, and generally you will have lower total policy cost of insurance charges and lower Policy Proceeds.

•

If you choose Option 2 or 3, your Life Insurance Benefit will vary with your policy’s Cash Value or Adjusted Total Premium, and you will generally have higher total policy cost of insurance charges and higher Policy Proceeds than under Option 1.

(See the SAI for examples of the impact of these tests on sample Life Insurance Benefit options).

Tax law provisions relating to “employer-owned life insurance contracts” may impact whether and to what extent the Life Insurance Benefit may be received on a tax-free basis. You may be required to take certain actions before acquiring the Policy in order to ensure that such Benefit may be received on a tax-free basis. See the discussion under “Federal Income Tax Considerations—IRC Section 101(j)—Impact on Employer-Owned Policies” for more information.

If you have elected the Guaranteed Minimum Accumulation Benefit Rider, and the insured dies while that Rider is in effect, but before Rider Exercise, the GMAB Rider will end and you will not receive the GMAB Account Value as part of a Life Insurance Benefit (other than those that may be paid in connection with Section 7702 of the IRC). (See Description of the Policy—Additional Benefits Through Riders and Options—Guaranteed Minimum Accumulation Benefit Rider.)

CHANGING YOUR LIFE INSURANCE BENEFIT OPTION

You can change the Life Insurance Benefit option for your policy to Option 1 or Option 2 while the insured (under VUL) or both insureds (under SVUL) are alive. (Changes to Option 3 are not permitted.) We may, however, prohibit you from changing the Life Insurance Benefit Option if the change would cause: (1) the Face Amount of the policy to be less than the policy minimum, (2) the policy to fail to qualify as life insurance under Section 7702 of the IRC or (3) the policy’s Face Amount to exceed our limits on the risk we retain, which we set at our discretion. Option changes are not permitted: (1) on or after the policy anniversary on which the insured is age 100 (under VUL) or younger insured is or would have been age 100 (under SVUL) or (2) when the No-Lapse Guarantee has been invoked.

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Changes From Option 1 To Option 2

If you change from Option 1 to Option 2, we will decrease the Face Amount of your policy by the amount of the Cash Value, so that your Life Insurance Benefit immediately before and after the change remains the same. If a surrender charge applies to a Face Amount decrease at the time you change your Life Insurance Benefit option, we will assess a surrender charge based on the amount of the Face Amount decrease.

Changes From Option 2 To Option 1

If you change from Option 2 to Option 1, we will increase the Face Amount of your policy by the amount of the Cash Value, so that your Life Insurance Benefit immediately before and after the change remains the same. We will continue to apply the existing surrender charge schedule to your policy, and we will not apply a new surrender charge schedule to the increased Face Amount resulting from the change in this option.

Changes From Option 3 To Option 1

If you change from Option 3 to Option 1, we will increase the policy’s Face Amount by the amount of Adjusted Total Premiums, so that your Life Insurance Benefit immediately before and after the change remains the same.

Changes From Option 3 To Option 2

If you change from Option 3 to Option 2 at a time when the Cash Value is greater than the Adjusted Total Premium, we will decrease the Face Amount of your policy by the difference between the Cash Value and the Adjusted Total Premium so that your Life Insurance Benefit immediately before and after the change remains the same.

If you change from Option 3 to Option 2 at a time when the Cash Value is less than the Adjusted Total Premium, we will increase the Face Amount of your policy by the difference between the Adjusted Total Premium and the Cash Value so that your Life Insurance Benefit immediately before and after the change remains the same. If a surrender charge applies to a Face Amount decrease at the time you change your Life Insurance Benefit option, we will assess a surrender charge based on the amount of the Face Amount decrease.

In order to change your Life Insurance Benefit option, you must submit a signed written request to the VPSC at one of the addresses listed on the first page of this prospectus (or any other address we indicate to you in writing). We will change your Life Insurance Benefit option on the Monthly Deduction Day on or after the date we receive your written request. Surrender charges may apply to any Face Amount decrease due to a change in Life Insurance Benefit Option. Changing your Life Insurance Benefit Options may have tax consequences. You should consult a tax adviser before changing your Life Insurance Benefit Option.

(See the SAI for examples of how an option change can impact your Life Insurance Benefit.)

ADDITIONAL POLICY PROVISIONS

LIMITS ON OUR RIGHTS TO CHALLENGE YOUR POLICY

Generally, we must bring any legal action contesting the validity of your policy within two years of the Issue Date, including any action taken to contest a Face Amount increase as a result of a change in the Life Insurance Benefit option. For any increase(s) in Face Amount other than one due to a change in the Life Insurance Benefit option, this two-year period begins on the effective date of the increase or payment. If this policy ends and is

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reinstated, we will not contest the policy after it has been in effect during the lifetime of each insured, as applicable, for two years from the date of reinstatement.

SUICIDE

If the death of the insured (under VUL) or last surviving insured (under SVUL) is a result of suicide within two years of the Issue Date, we will pay a limited life insurance benefit in one sum to the beneficiary. The limited life insurance benefit is the total amount of premiums, less any outstanding loans (including accrued loan interest) and/or partial surrender benefits paid. If a suicide occurs within two years of the effective date of a Face Amount increase, we will only pay the total cost of insurance charges We deducted from Cash Value for the increase. No new suicide exclusion period will apply if the Face Amount increase was due solely to a change in the Life Insurance Benefit Option.

MISSTATEMENT OF AGE OR GENDER

If the policy application misstates any insured’s age or gender, we will adjust the Cash Value, the Cash Surrender Value, and the Life Insurance Benefit to reflect the correct age(s) and gender. We will adjust the Policy Proceeds provided by your policy based on the most recent mortality charge for the correct date of birth and gender.

ASSIGNMENT

While an insured is living, you can assign a Non-Qualified Policy as collateral for a loan or other obligation. In order for this assignment to be binding on us, we must receive a signed copy of such assignment at the VPSC at one of the addresses listed on the first page of this prospectus (or any other address we indicate to you in writing). We are not responsible for the validity of any assignment. If your policy is a modified endowment contract, assigning your policy may result in taxable income to you. (See “Federal Income Tax Considerations” for more information.) You cannot assign Qualified Policies.

SURRENDERS

PARTIAL SURRENDERS

You can request a partial surrender from your policy if: (1) the insured (under VUL) or either insured (under SVUL) is living, (2) the partial surrender being requested is at least $100 (under VUL) or $500 (under SVUL), and (3) the partial surrender will not cause the policy to fail to qualify as life insurance under IRC Section 7702.

AMOUNT AVAILABLE FOR A PARTIAL SURRENDER

You may request a partial surrender from the policy for an amount up to the Cash Surrender Value of your policy. We process a partial surrender at the price next determined after we receive your written request. We will not allow a partial surrender if it would reduce the policy’s Face Amount below the minimum Face Amount requirement of $50,000 (under VUL) or $100,000 (under SVUL). See “Surrenders—Partial Surrenders—The Effect of a Partial Surrender” for more information on how a partial surrender can reduce your Face Amount, as applicable.

REQUESTING A PARTIAL SURRENDER

You can request a partial surrender from your policy by sending a written request to the VPSC at one of the addresses listed on the first page of this prospectus (or any other address we indicate to you in writing) or by calling 1-800-598-2019. Faxed requests are not acceptable and will not be honored at any time. Please note that partial surrender requests for amounts greater than $50,000 or partial surrender requests made from policies that are less than 90 days old or that effected an address or ownership change within 30 days of such partial surrenders must be made in writing and sent to VPSC at one of the addresses listed on the first page of this prospectus (or any other address we indicate to you in writing). If your address or bank account information has been on file with us for less than 15 days, we may require additional verification of your identity, in a form acceptable to us, before we will process a partial surrender request to send proceeds electronically to that bank account or through the mail to that address.

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We will pay any partial surrender generally within seven days after we receive all of the necessary documentation and information. However, we may delay payment under certain circumstances. (See “Policy Payment Information—When We Pay Policy Proceeds” for more information.)

Your requested partial surrender will be effective on the date we receive your written request. However, if the day we receive your request is not a Business Day or if your request is received after the closing of regular trading on the New York Stock Exchange, then the requested partial surrender will be effective on the next Business Day.

When you make a partial surrender, we reserve the right to deduct a fee, not to exceed $25, for processing the partial surrender. You can specify how much of the partial surrender you want taken from the amount you have in each of the Investment Divisions and in the Fixed Account and/or DCA Plus Account. If you do not specify how you would like your partial surrender allocated, we will deduct the partial surrender and any partial surrender fee from the Investment Divisions, the Fixed Account and/or the DCA Plus Account in proportion to the amounts you have in each of these Investment Options. We will not accept a partial surrender request that is greater than the amount in the Investment Divisions, the Fixed Account and/or the DCA Plus Account you have chosen.

A partial surrender may result in taxable income to you. (See “Federal Income Tax Considerations” for more information.)

SURRENDER CHARGE DUE TO PARTIAL SURRENDER

A partial surrender may result in a decrease in your policy’s Face Amount, which may cause a surrender charge to apply. This charge will equal the difference between (1) and (2), where (1) is the surrender charge calculated on the original face amount, and (2) is the surrender charge calculated on the new decreased Face Amount.

PERIODIC PARTIAL WITHDRAWALS

After the fifth Policy Year, you may elect to receive regularly scheduled withdrawals from your VUL policy. These periodic partial withdrawals (PPW) can be paid on a monthly, quarterly, semi-annual, or annual basis. You will elect the frequency of the withdrawals, and the day of the month for the withdrawals to be made (may not be the 29th, 30th, or 31st of a month). In order to process a PPW, we must receive a request in writing no later than five (5) Business Days prior to the date the withdrawals are to begin at one of the addresses listed on the first page of the prospectus (or any other address we indicate to you in writing). If your request for this option is received less than five (5) Business Days prior to the date you request it to begin, the withdrawals will begin one month after the date you requested it to begin. We will make all withdrawals on the day of each calendar month you specify, or on the next Business Day (if the day you have specified is not a Business Day). The minimum amount of withdrawal is $100 (VUL), or such lower amount as we may permit. PPWs may be taxable transactions, and the 10% penalty tax provisions may be applicable. We reserve the right to deduct the Partial Surrender Fee, not to exceed $25, when you elect the PPW option. You can specify which Investment Divisions and/or Fixed Account from which the PPWs will be made. If you do not specify, we will withdraw money on a pro rata basis from each Investment Division and/or the Fixed Account. If a PPW would cause the policy’s Face Amount to be less than the minimum Face Amount, we will not process that PPW and the PPW arrangement will be suspended. If the policy’s Cash Surrender Value falls below $2,000, the PPW arrangement will also be suspended. If a PPW payment causes the policy’s Face Amount to decrease, a surrender charge may apply. You may not request this option if you have an SVUL policy, a Guaranteed Minimum Death Benefit Rider or if your policy is a MEC or is below the minimum Face Amount. The PPW arrangement will automatically terminate when total withdrawals taken (including PPWs) equal the total premiums paid under the policy.

THE EFFECT OF A PARTIAL SURRENDER

When you make a partial surrender, we reduce your Cash Value and Cash Surrender Value by the amount of the partial surrender, and any applicable partial surrender fee and surrender charge. If you elect the Guaranteed Minimum Accumulation Benefit Rider, partial surrenders will result in proportionate reductions to the GMAB Account Value. These reductions to the GMAB Account can be greater than the dollar amount of these surrenders. (See Description of the Policy—Additional Benefits Through Riders and Options—Guaranteed Minimum Accumulation Benefit Rider.)

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• Option 1

If you have elected Life Insurance Benefit option 1, we reduce your policy’s Face Amount by the difference between:

(1) the amount of the surrender; and

(2) the greater of:

(a) the Cash Value of the policy immediately prior to the surrender, minus the Face Amount divided by the applicable percentage for the insured’s age (VUL) or younger Insured’s age (SVUL) at the time of the partial surrender, as shown on the Policy Data Page, or

(b) zero.

If the above results in zero or a negative amount, we will not adjust the Face Amount of your policy.

• Option 2

If you have elected Life Insurance Benefit Option 2, we will not reduce your policy’s Face Amount.

• Option 3

If you have elected Life Insurance Benefit Option 3, the Adjusted Total Premium will be reduced by the amount of the surrender proceeds. A reduction of the Adjusted Total Premium will never cause the Adjusted Total Premium to be less than zero. For policies where the Adjusted Total Premium is less than the amount of the surrender, the Face Amount of the policy will be reduced by the difference between:

(1) the amount of the surrender, less the Adjusted Total Premium amount immediately prior to the surrender; and

(2) the greater of:

(a) the Cash Value of the policy immediately prior to the partial surrender, less the Adjusted Total Premium, minus the Face Amount divided by the applicable percentage for the insured’s age (VUL) or younger Insured’s age (SVUL) at the time of the surrender, as shown on the Policy Data Page, or

(b) zero.

If the above results in zero or a negative amount, we will not adjust the Face Amount of your policy.

Any decrease in the Face Amount caused by the partial surrender will first be applied against the most recent increase in Face Amount. It will then be applied to other increases in Face Amount and then to the initial Face Amount in the reverse order in which they took place. Surrender charges may apply to Face Amount decreases. However, we will not apply a surrender charge if you have elected the Policy Split Option (SVUL Only) or the Policy Exchange Option.

FULL SURRENDERS

CASH SURRENDER VALUE

The Cash Surrender Value of your policy is the amount we will pay you if you request a full surrender of your policy. The Cash Surrender Value of your policy is equal to the Cash Value of the policy less any surrender charges that may apply and less outstanding policy loans (including any accrued loan interest). Since the Cash Value of the policy fluctuates with the performance of the Investment Divisions and the interest credited to the Fixed Account and the DCA Plus Account, and because a surrender fee may apply, the Cash Surrender Value may be more or less than the total premium payments you have made less any applicable fees and charges. You can surrender your policy for its Cash Surrender Value at any time while the insured (under VUL) or last surviving insured (under SVUL) is living. If you surrender during the first Policy Year, an additional surrender charge will apply.

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REQUESTING A SURRENDER

To surrender the policy, you must send written notification, in a form acceptable to us, to the VPSC at one of the addresses listed on the first page of this prospectus (or any other address we indicate to you in writing). If your address or bank account information has been on file with us for less than 15 days, we may require additional verification of your identity, in a form acceptable to us, before we will process a request to send surrender proceeds electronically to that bank account or through the mail to that address.

WHEN THE SURRENDER IS EFFECTIVE

Your surrender will be effective as of the end of the Business Day VPSC receives your written request and the policy. If, however, the day we receive your request is not a Business Day or if your request is received after the closing of regular trading on the New York Stock Exchange, the requested surrender will be effective on the next Business Day. Generally, we will mail the surrender proceeds within seven days after the effective date, subject to the limits explained in the “Policy Payment Information—When We Pay Policy Proceeds” section. A surrender may result in taxable income and a penalty tax to you. (See “Federal Income Tax Considerations” for more information.)

LOANS

You can borrow any amount up to the loan value of the policy. The loan value at any time is equal to: ((100% – a) x b) – c, where:

a = the current loan interest rate;

b = the policy’s Cash Surrender Value; and

c = the sum of three months of Monthly Deductions.

Your policy will be used as collateral to secure this loan. Any amount that secures a loan remains part of your policy’s Cash Value but is transferred to the Fixed Account. We credit any amount that secures a loan (the loaned amount) with an interest rate that we expect to be different from the interest rate we credit on any unloaned amount in the Fixed Account and/or DCA Plus Account. If you elect the Guaranteed Minimum Accumulation Benefit Rider, at the end of 12th Policy Year, the GMAB Account Value will be reduced by any loans and accrued loan interest to arrive at the Adjusted GMAB Account Value. (See Description of the Policy—Additional Benefits Through Riders and Options—Guaranteed Minimum Accumulation Benefit Rider.)

If your address or bank account information has been on file with us for less than 15 days, we may require additional verification of your identity, in a form acceptable to us, before we will process a request to send loan proceeds electronically to that bank account or through the mail to that address.

YOUR POLICY AS COLLATERAL FOR A LOAN

When you request a loan, a transfer of funds will be made from the Separate Account (and/or the DCA Plus Account, if so requested) to the Fixed Account so that the Cash Value in the Fixed Account is at least 100% of the requested loan plus any outstanding loans. We will transfer these funds from the Investment Divisions of the Separate Account and/or from the DCA Plus Account in accordance with your instructions or, if you have not provided us with any instructions, in proportion to the amounts you have in each Investment Division. While any policy loan is outstanding, we will not allow you to make any partial withdrawals or transfer any funds from the Fixed Account if the partial withdrawal or transfer would cause the cash value of the Fixed Account to fall below 100% of all outstanding loans. Additionally, if the monthly deductions from Cash Value will cause the Cash Value of the Fixed Account to fall below the total amount of all outstanding policy loans, we will take these deductions first from the Investment Divisions in proportion to the amounts you have invested and then from the DCA Plus Account.

LOAN INTEREST

For policies issued on or after May 1, 2012, we currently charge an effective annual loan interest rate of 3% in Policy Years 1-10, and 2% in Policy Years 11 and beyond. For policies issued before May 1, 2012, we currently charge an effective annual loan interest rate of 4% in Policy Years 1-10 and 3% in Policy Years 11 and beyond. We may increase or decrease this rate but we guarantee that the rate will never exceed 6%. We will determine the loan

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interest rate at least once every twelve months, but not more frequently than once every three months. If we increase the rate, we will not increase it by more than 1% per calendar year.

INTEREST ON THE CASH VALUE HELD AS COLLATERAL

When you take a loan against your policy, the loaned amount that we hold in the Fixed Account may earn interest at a different rate from the rate we charge you for loan interest. The rate on the loaned amount in the Fixed Account may also be different from the rate we credit on other amounts in the Fixed Account or amounts in the DCA Plus Account. We guarantee that the interest rate we credit on loaned amounts will always be at least the guaranteed minimum interest rate credited to the Fixed Account for your policy. For the first ten Policy Years, we guarantee that the rate we credit on loaned amounts will never be lower than the rate we charge for policy loans less 2% (for example, if the rate we charge for policy loans is 6%, then the rate we credit on loaned amounts will never be lower than 4%). Currently, for the first ten Policy Years, the rate we expect to credit on loaned amounts is 1% less than the rate we charge for loan interest. Beginning in Policy Year 11, we guarantee that the rate we credit on loaned amounts will never be lower than the rate we charge for policy loans less 0.25% (for example, if the rate we charge for policy loans is 6%, then the rate we credit on loaned amounts will never be lower than 5.75%). Currently, beginning in Policy Year 11, the rate we expect to credit on loaned amounts is equal to the rate we charge for loan interest. The interest earned on amounts held as collateral for the policy loan will remain in the Fixed Account.

WHEN LOAN INTEREST IS DUE

The interest we charge on a loan accrues daily and is payable on the earliest of the following dates:

•	the policy anniversary;

•	the date you surrender the policy;

•	the date you fully repay a loan;

•	the date the policy lapses;

•	the date on which the insured (under VUL) or last surviving insured (under SVUL) dies; or

•	any other date we specify.

Any loan interest due on a policy anniversary that you do not pay will be charged against the policy as an additional loan. You should be aware that the larger the loan becomes relative to the Cash Value, the greater the risk that the remaining Cash Surrender Value may not be sufficient to support the policy charges and expenses, including any loan interest due, and the greater the risk of the policy lapsing.

LOAN REPAYMENT

You can repay all or part of a policy loan at any time while your policy is in effect. We will consider any payment we receive from you while you have a loan outstanding to be a premium payment unless you tell us in writing that it is a loan repayment. When a loan repayment is received, we will first use the money to cancel all or part of any outstanding loan which was originally taken from the Fixed Account and/or DCA Plus Account. Any remaining portion of the loan payment will be allocated to the Investment Divisions in the same proportion as the amount of money you have in each Investment Division on the date of the loan repayment, unless you indicate otherwise and we agree. Repayments of loans from the DCA Plus Account will be allocated to the Fixed Account. Loan payments must be sent to NYLIAC at one of the addresses listed on the first page of this prospectus (or any other address we indicate to you in writing).

EXCESS LOAN CONDITION

If the amount of any unpaid loans (including any accrued loan interest) is greater than the Cash Value of your policy less surrender charges, we will mail a notice to you at your last known address. We will also send a copy of the notice to the last known assignee, if any, on our records. If you do not pay the necessary amount within 31 days after the day we mail you this notice, we will terminate your policy. This could result in a taxable gain to you.

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THE EFFECT OF A POLICY LOAN

A loan, repaid or not, has a permanent effect on your Cash Value. This effect occurs because the investment results of each Investment Division apply only to the amounts remaining in such Investment Divisions. The longer a loan is outstanding, the greater the effect on your Cash Value. The effect could be favorable or unfavorable. If the Investment Divisions earn more than the annual interest rate credited on loaned amounts held in the Fixed Account, your Cash Value will not increase as rapidly as it would have had no loan been made. If the Investment Divisions earn less than the interest on loaned amounts held in the Fixed Account, then your Cash Value may be greater than it would have been had no loan been made. If not repaid, the aggregate amount of the outstanding loan principal and any accrued interest will reduce the Policy Proceeds that might otherwise be payable.

In addition, unpaid loan interest generally will be treated as a new loan under the IRC. If the policy is a modified endowment contract, a loan may result in taxable income and penalty taxes to you. In addition, for all policies, if the loans taken, including unpaid loan interest, exceed the premiums paid, policy surrender or policy lapse will result in a taxable gain to you. Finally, it is possible that a loan could be treated as a taxable distribution if there is no spread or a very small spread between the interest rate charged on the loan and the interest rate credited to the loaned amount. (See “Federal Tax Considerations” for more information.) Loans can affect the 5-year No Lapse Guarantee.

TERMINATION AND REINSTATEMENT

LATE PERIOD

The late period is the 62 days following the Monthly Deduction Day on which the Cash Surrender Value of your policy is insufficient to pay the monthly deductions from Cash Value for the next policy month. During this period, you have the opportunity to pay any premium needed to cover any overdue charges. We will mail a notice to your last known address stating this amount. We will send a copy of the notice to the last known assignee, if any, on our records. We will mail these notices at least 31 days before the end of the late period. Your policy will remain in effect during the late period. However, if we do not receive the required payment before the end of the late period, we will terminate your policy without any benefits. No new loans or partial surrenders may be taken during the late period. If your policy has the No-Lapse Guarantee, it may prevent your policy from terminating during the first five years.

If the insured (under VUL) or last surviving insured (under SVUL) dies during the late period, we will pay the Policy Proceeds to the beneficiary. We will reduce the Life Insurance Benefit by the amount of any unpaid loan and accrued loan interest and by any unpaid monthly deductions due from the Cash Value for the full policy month(s) from the beginning of the late period through the policy month in which the insured (VUL) or last surviving insured (SVUL) dies.

NO-LAPSE GUARANTEE

The no-lapse guarantee ensures that the policy will remain in effect during the first five Policy Years if it passes a minimum premium test. In order to pass that test, the total premiums you have paid into the policy (adjusted for loans or partial surrenders you have taken) must be at least equal to the minimum monthly premium payment amount of the policy, as shown on the Policy Data Page, multiplied by the number of Monthly Deduction Days that the policy has been in effect.

If the policy passes the minimum premium test, it will not enter the late period even if the Cash Surrender Value on a Monthly Deduction Day is insufficient to pay for the monthly deductions from Cash Value for the next policy month. Rather, we will deduct the charges from your Cash Value to the extent possible. We will defer the deduction of any amount that exceeds the Cash Value until the end of the guarantee period. When the guarantee period ends, if there is insufficient Cash Surrender Value to cover the current and any deferred monthly charges, you will be sent a bill. If that bill is not paid, the policy will end.

The No-Lapse Guarantee will end on the fifth policy anniversary.

REINSTATEMENT OPTION

If your policy has ended, you can request that we reinstate your policy if all of these conditions are met:

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•

you send a written request for reinstatement, in a form acceptable to us, to VPSC at one of the addresses listed on the first page of this prospectus (or any other address we indicate to you in writing), within five years after your policy is ended;

•

the insured (under VUL) or both insureds (under SVUL) are alive (we will, however, accept your reinstatement request when only one insured is living if the other insured died before your policy was terminated); and

•	you have not surrendered your policy for its Cash Surrender Value.

Keep in mind that a termination and subsequent reinstatement may cause your policy to become a modified endowment contract. Modified endowment contracts are subject to less favorable tax treatment on partial surrenders or amounts borrowed from the policy.

Before we reinstate your policy, we must also receive the following:

(1) a payment equal to an amount sufficient to keep the policy in effect for at least three months, and

(2) satisfactory evidence of insurability, if your reinstatement request is more than 31 days after the end of the late period.

We will apply your payment to the Investment Divisions and/or the Fixed Account as of the Business Day we receive it and in accordance with your instructions at the time you make such payment. Payments received after 4:00 p.m. (Eastern Time) on any Business Day, or any non-Business Day, will be credited on the next Business Day.

The effective date of reinstatement will be the Monthly Deduction Day on or following the date we approve your request for reinstatement. The approval for reinstatement is contingent upon our receipt from you of the reinstatement payment due, which is the amount specified in (1) above.

If we reinstate your policy, the Face Amount for the reinstated policy will be the same as it would have been if the policy had not terminated.

The Cash Value of the reinstated policy will be the Cash Value at the time the policy lapsed. We will deduct any unpaid loan and accrued loan interest from this Cash Value, or any unpaid loan can be repaid together with loan interest, up to 6% compounded annually, from the end of the late period to the date of reinstatement. In addition, We will deduct from the reinstated Cash Value the difference between the surrender charge assessed at the time of lapse and the surrender charge that applies at the time of reinstatement.

If the policy lapses during the first Policy Year and is subsequently reinstated, We will assess the first-year lapse/reinstatement charge.

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DISTRIBUTION AND COMPENSATION ARRANGEMENTS

NYLIFE Distributors, the underwriter and distributor of the policies, is registered with the SEC and FINRA as a broker-dealer. The firm is an indirect wholly-owned subsidiary of NYLIC, and an affiliate of NYLIAC. Its principal business address is 169 Lackawanna Avenue, Parsippany, New Jersey 07054.

The policies are sold by registered representatives of NYLIFE Securities, a broker-dealer that is an affiliate of NYLIFE Distributors, and by registered representatives of unaffiliated broker-dealers. Your registered representative is also a licensed insurance agent with NYLIC. He or she may be qualified to offer other forms of life insurance, annuities, and other investment products. In certain circumstances, NYLIFE Securities registered representatives can sell both products manufactured and issued by NYLIC or its affiliates and products provided by other companies.

The selling broker-dealer, and in turn your registered representative, will receive compensation for selling you this policy or any other investment product. Compensation may consist of commissions, asset-based compensation, allowances for expenses, and other compensation programs. The amount of compensation received by your registered representative will vary depending on the policy that he or she sells, on sales production goals, and on the specific payment arrangements of the relevant broker-dealer. Differing compensation arrangements have the potential to influence the recommendation made by your registered representative or broker-dealer.

For VUL, the maximum commissions payable to a broker-dealer in the first 30 years are equivalent to the present value of an annual commission rate for 30 years of 7.5% per year. (This figure is a percentage of planned annual premiums of $3,500 and assumes a discount rate of 6%. Additional assumptions for VUL policies are: Male Issue Age 40, issued preferred, with an initial face amount of $250,000.) Broker-dealers may also receive additional asset-based fees of 0.10% in Policy Years 11 and beyond. For SVUL, the maximum commissions payable to a broker-dealer in the first 30 years are equivalent to the present value of an annual commission rate for 30 years of 6.2% per year. (This figure is a percentage of planned annual premiums of $15,000 and assumes a discount rate of 6%. Additional assumptions for the SVUL product are: Male Issue Age 55, issued preferred, and Female Issue Age 50, issued preferred, with an initial face amount of $1,000,000.)

The total commissions paid during the fiscal year ended December 31, 2013, 2012 and 2011 were $12,281,827, $7,746,114, and $4,830,011, respectively. NYLIFE Distributors did not retain any of these commissions. Broker-dealers may also receive an allowance for expenses that ranges generally from 0% to 41% of first year premiums.

NYLIC also has other compensation programs where registered representatives, managers, and employees involved in the sales process receive additional compensation related to the sale of products manufactured and issued by NYLIC or its affiliates. NYLIFE Securities registered representatives who are members of the General Office management team receive compensation based on a number of sales-related incentive programs designed to compensate for education, supervision, training, and recruiting of agents.

Unaffiliated broker-dealers may receive sales support for products manufactured and issued by New York Life or its affiliates from Brokerage General Agents (“BGAs”) who are not employed by NYLIC. BGAs receive commissions on the policies based on a percentage of the commissions the registered representative receives and an allowance for expenses based on first year premiums paid.

NYLIFE Securities registered representatives can qualify to attend NYLIC-sponsored educational, training, and development conferences based on the sales they make of life insurance, annuities, and investment products during a particular twelve-month period. In addition, qualification for recognition programs sponsored by NYLIC depends on the sale of products manufactured and issued by NYLIC or its affiliates.

The policies are sold and premium payments are accepted on a continuous basis.

Please refer to the Statement of Additional Information for additional information on distribution and compensation arrangements. You may obtain a paper copy of the SAI by mail (at the VPSC at one of the addresses listed on the first page of this prospectus (or any other address we indicate to you in writing), through the internet on our corporate website (www.newyorklife.com), or by phone on our toll-free number (1-800-598-2019). The SAI is also posted on our corporate website, which is referenced above.

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FEDERAL INCOME TAX CONSIDERATIONS

OUR INTENT

Our intent in the discussion in this section is to provide general information about federal income tax considerations related to the policies. This is not an exhaustive discussion of all tax questions that might arise under the policies. This discussion is not intended to be tax advice for you. Tax results may vary according to your particular circumstances, and you may need tax advice in connection with the purchase or use of your policy.

The discussion in this section is based on our understanding of the present federal income tax laws as they are currently interpreted by the IRS. We have not included any information about applicable state or other tax laws (except as noted in “Other Tax Issues”, below). Further, you should note that tax law changes from time to time. We do not know whether the treatment of life insurance policies under federal income tax or estate or gift tax laws will continue. Future legislation, regulations, or interpretations could adversely affect the tax treatment of life insurance policies. Lastly, there are many areas of the tax law where minimal guidance exists in the form of Treasury Regulations or Revenue Rulings. You should consult a tax advisor for information on the tax treatment of the policies, for the tax treatment under the laws of your state, or for information on the impact of proposed or future changes in tax legislation, regulations, or interpretations.

The ultimate effect of federal income taxes on values under the policy and on the economic benefit to you or the beneficiary depends upon NYLIAC’s tax status, upon the terms of the policy, and upon your circumstances.

TAX STATUS OF NYLIAC AND THE SEPARATE ACCOUNT

NYLIAC is taxed as a life insurance company under Subchapter L of the IRC. The Separate Account is not a separate taxable entity from NYLIAC and we take its operations into account in determining NYLIAC’s income tax liability. As a result, NYLIAC takes into account applicable tax attributes of the assets of the Separate Account on its corporate income tax return, including corporate dividends received deductions and foreign tax credits that may be produced by assets of the Separate Account. All investment income and realized net capital gains on the assets of the Separate Account are reinvested and taken into account in determining policy Cash Values, and are automatically applied to increase the book reserves associated with the policies. Under existing federal income tax law, neither the investment income nor any net capital gains of the Separate Account, are taxed to NYLIAC to the extent those items are applied to increase tax-deductible reserves associated with the policies.

CHARGES FOR TAXES

We impose a federal tax charge on Non-Qualified Policies equal to 1.25% of premiums received under the policy to compensate us for taxes we have to pay under Section 848 of the IRC in connection with our receipt of premiums under Non-Qualified Policies. No other charge is currently made to the Separate Account for our federal income taxes that may be attributable to the Separate Account. In the future, We may impose a charge for our federal income taxes attributable to the Separate Account. In addition, depending on the method of calculating interest on amounts allocated to the Fixed Account and/ or DCA Plus Account, We may impose a charge for the policy’s share of NYLIAC’s federal income taxes attributable to the Fixed Account and/or DCA Plus Account.

Under current laws, We may incur state or local taxes other than premium taxes (including income, franchise and capital taxes) in several states and localities. At present we do not charge the Separate Account for these taxes. We, however, reserve the right to charge the Separate Account for the portion of such taxes, if any, attributable to the Separate Account or the policies.

DIVERSIFICATION STANDARDS AND CONTROL ISSUES

In addition to other requirements imposed by the IRC, a policy will qualify as life insurance under the IRC only if the diversification requirements of IRC Section 817(h) are satisfied by the Separate Account. We intend for the Separate Account to comply with IRC Section 817(h) and related regulations. To satisfy these diversification standards, the regulations generally require that on the last day of each calendar quarter, no more than 55% of the value of a Separate Account’s assets can be represented by any one investment, no more than 70% can be represented by any two investments, no more than 80% can be represented by any three investments, and no more

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than 90% can be represented by any four investments. For purposes of these rules, all securities of the same issuer generally are treated as a single investment, but each U.S. Government agency or instrumentality is treated as a separate issuer. Under a “look through” rule, We are able to meet the diversification requirements by looking through the Separate Account to the underlying Eligible Portfolio. Each of the Funds has committed to us that the Eligible Portfolios will meet the diversification requirements.

The IRS has stated in published rulings that a variable policyowner will be considered the owner of separate account assets if he or she possesses incidents of ownership in those assets, such as the ability to exercise investment control over the assets. In those circumstances, income and gains from the separate account assets would be includable in the variable policyowner’s gross income. In connection with its issuance of temporary regulations under IRC Section 817(h) in 1986, the Treasury Department announced that such temporary regulations did not provide guidance concerning the extent to which policyowners could be permitted to direct their investments to particular Investment Divisions of a separate account and that guidance on this issue would be forthcoming. Regulations addressing this issue have not yet been issued or proposed. The ownership rights under your policy are similar to, but different in certain respects from, those described by the IRS in rulings in which it was determined that policyowners were not owners of separate account assets. For example, you have additional flexibility in allocating premium payments and policy Cash Values. These differences could result in your being treated as the owner of your policy’s pro rata portion of the assets of the Separate Account. In addition, We do not know what standards will be set forth, if any, in the regulations or ruling which the Treasury Department has stated it expects to issue. We therefore reserve the right to modify the policy, as deemed appropriate by us, to attempt to prevent you from being considered the owner of your policy’s pro rata share of the assets of the Separate Account. Moreover, in the event that regulations are adopted or rulings are issued, there can be no assurance that the Eligible Portfolios will continue to be available, will be able to operate as currently described in the Fund prospectuses, or that a Fund will not have to change an Eligible Portfolio’s investment objective or investment policies.

LIFE INSURANCE STATUS OF POLICY

We believe that the policy meets the statutory definition of life insurance under IRC Section 7702 and that you and the beneficiary of your policy, subject to the discussion below under “IRC Section 101(j)—Impact on Employer-Owned Policies”, will receive the same federal income tax treatment as that accorded to owners and beneficiaries of fixed benefit life insurance policies. Specifically, subject to the discussion below under “IRC Section 101(j)—Impact on Employer-Owned Policies”, We believe that the Life Insurance Benefit under your policy will be excludable from the gross income of the beneficiary subject to the terms and conditions of Section 101(a)(1) of the IRC. Pursuant to Section 101(g) of the IRC, amounts received by the policyowner may, as described below, also be excludable from the policyowner’s gross income when the insured has a terminal illness and benefits are paid under the Living Benefits Rider. (Life insurance benefits under a “modified endowment contract” as discussed below are treated in the same manner as Life Insurance Benefits under life insurance policies that are not so classified.)

In addition, unless the policy is a “modified endowment contract,” in which case the receipt of any loan under the policy may result in recognition of income to the policyowner, We believe that the policyowner will not be deemed to be in constructive receipt of the cash values, including increments thereon, under the policy until proceeds of the policy are received upon a surrender of the policy or a partial withdrawal or, in certain circumstances where there is an existing policy loan, upon a surrender or lapse of the policy.

We reserve the right to make changes to the policy if We think it is appropriate to attempt to assure qualification of the policy as a life insurance contract. If a policy were determined not to qualify as life insurance, the policy would not provide the tax advantages normally provided by life insurance.

IRC SECTION 101(J)—IMPACT OF EMPLOYER-OWNED POLICIES

For an “employer-owned life insurance contract” issued after August 17, 2006 (unless issued in a 1035 exchange for a contract originally issued prior to that date where the new contract is not materially different from the exchanged contract), if certain specific requirements described below are not satisfied, the Pension Protection Act of 2006 (the “Act”) generally requires policy beneficiaries to treat death proceeds paid under such contract as income to the extent such proceeds exceed the premiums and other amounts paid by the policyholder for the contract. This rule of income inclusion will not apply if, before the policy is issued, the employer-policyholder provides certain

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written notice to and obtains certain written consents from insureds (who must be United States citizens or residents) in circumstances where:

(1) the insured was an individual who was an employee within 12 months of his death;

(2) the insured was a “highly compensated employee” at the time the contract was issued. In general, highly compensated employees for this purpose are more than 5 percent owners, employees who for the preceding year received in excess of $115,000 (for 2014), directors and anyone else in the top 35 percent of employees based on compensation;

(3) the death proceeds are paid to a family member of the insured (as defined under Code Section 267 (c)(4)), an individual who is a designated beneficiary of the insured under the policy (other than the policyholder), a trust established for either the family member’s or beneficiary’s benefit, or the insured’s estate; or

(4) the death proceeds are used to buy an equity interest in the policyholder from the family member, beneficiary, trust or estate.

Policyholders that own one or more contracts subject to the Act will also be subject to annual reporting and record-keeping requirements. In particular, such policyholders must file Form 8925 annually with their U.S. income tax return.

You should consult with your tax advisor to determine whether and to what extent the Act may apply to the Policy. Assuming the Act applies, you should, to the extent appropriate, (in consultation with your tax advisor), take the necessary steps, before you acquire the Policy, to ensure that the income inclusion rule described above does not apply to the Policy.

MODIFIED ENDOWMENT CONTRACT STATUS

Internal Revenue Code Section 7702A defines a class of life insurance policies referred to as modified endowment contracts. Under this provision, the policies will be treated for tax purposes in one of two ways. Policies that are not classified as modified endowment contracts will be taxed as conventional life insurance policies, as described below. Taxation of pre-death distributions (including loans) from policies that are classified as modified endowment contracts is somewhat different, as described below.

A life insurance policy becomes a “modified endowment contract” if, at any time during the first seven policy years, the sum of actual premiums paid exceeds the sum of the “seven-pay premium.” Generally, the “seven-pay premium” is the level annual premium, such that if paid for each of the first seven policy years, will fully pay for all future life insurance and endowment benefits under a life insurance policy. For example, if the “seven-pay premium” was $1,000, the maximum premium that could be paid during the first seven policy years to avoid “modified endowment” treatment would be $1,000 in the first year, $2,000 through the first two years and $3,000 through the first three years, etc. Under this test, a policy may or may not be a modified endowment contract, depending on the amount of premium paid during each of the policy’s first seven years. A policy received in exchange for a modified endowment contract will be taxed as a modified endowment contract even if it would otherwise satisfy the seven-pay test.

Certain changes in the terms of a policy, including a reduction in Life Insurance Benefits, will require a policy to be retested to determine whether the change has caused the policy to become a modified endowment contract. A reduction in Life Insurance Benefits will require retesting if it occurs within seven years after the beginning of the test period in the case of a VUL policy or at any time during the policy’s life in the case of an SVUL policy. In addition, if a “material change” occurs at any time while the policy is in force, a new seven-pay test period will start and the policy will need to be retested to determine whether it continues to meet the seven-pay test. A “material change” generally includes increases in Life Insurance Benefits, but where applicable, does not include an increase in Life Insurance Benefits which is attributable to the payment of premiums necessary to fund the lowest level of Life Insurance Benefits payable during the first seven Policy Years, or which is attributable to the crediting of interest with respect to such premiums.

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Because the policy provides for flexible premiums, NYLIAC has instituted procedures to monitor whether, under our current interpretation of the law, increases in Life Insurance Benefits or additional premiums cause either the start of a new seven-year test period or the taxation of distributions and loans. All additional premiums will be considered in these determinations.

If a policy fails the seven-pay test, all distributions (including loans) occurring in the Policy Year of failure and thereafter will be subject to the rules for modified endowment contracts. A recapture provision also applies to loans and distributions that are received in anticipation of failing the seven-pay test. Under the IRC, any distribution or loan made within two Policy Years prior to the date that a policy fails the seven-pay test is considered to have been made in anticipation of the failure.

Any amounts distributed under a “modified endowment contract” (including proceeds of any loan) are taxable to the extent of any accumulated income in the policy. Penalty taxes may apply to such taxable amounts as well. In general, the amount that may be subject to tax is the excess of the Cash Value (both loaned and unloaned) over the previously unrecovered premiums paid.

For purposes of determining the amount of income received upon a distribution (or loan) from a modified endowment contract, the IRC requires the aggregation of all modified endowment contracts issued to the same policyowner by an insurer and its affiliates within the same calendar year. Therefore, loans and distributions from any one such policy are taxable to the extent of the income accumulated in all the modified endowment contracts required to be so aggregated.

If any amount is taxable as a distribution of income under a modified endowment contract (as a result of a policy surrender, a partial withdrawal, or a loan), it may also be subject to a 10% penalty tax under IRC Section 72(v). Limited exceptions from the additional penalty tax are available for certain distributions to individuals who own policies. The penalty tax will not apply to distributions: (i) that are made on or after the date the taxpayer attains age 59 1/2; or (ii) that are attributable to the taxpayer’s becoming disabled; or (iii) that are part of a series of substantially equal periodic payments (made not less frequently than annually) made for the life or life expectancy of the taxpayer or for the joint lives or joint life expectancies of the taxpayer and his or her beneficiary.

STATUS OF THE POLICY AFTER THE YOUNGER INSURED IS AGE 100

The policy provides that unless the Life Extension Benefit Rider is in effect, beginning on the policy anniversary on which the Insured is Age 100 (under VUL) or the younger insured is or would have been Age 100 (under SVUL), the policy’s Face Amount will no longer apply. Instead, the Life Insurance Benefit will equal the Cash Value of the policy. The IRS has not issued final guidance on the status of a life insurance policy after the insured or the younger insured, as the case may be, becomes Age 100. There is a risk that the policy may not qualify as life insurance under the Federal tax law after the insured or the younger insured, as the case may be, becomes Age 100 and that the policyowner may become subject to adverse tax consequences at that time. For this reason, a tax advisor should be consulted about the advisability of continuing the policy after the insured or the younger insured, as the case may be, becomes Age 100.

POLICY SURRENDERS AND PARTIAL WITHDRAWALS

Upon a full surrender of a policy for its Cash Surrender Value, you will recognize ordinary income for federal tax purposes to the extent that the Cash Value less surrender charges and any uncollected additional contract charges, exceeds the investment in your policy (the total of all premiums paid but not previously recovered plus any other consideration paid for the policy). The tax consequences of a partial withdrawal from your policy will depend upon whether the partial withdrawal results in a reduction of future benefits under your policy and whether your policy is a modified endowment contract. If upon a full surrender of a policy the premium payments made exceed the surrender proceeds plus the amount of any outstanding loans, you will recognize a loss, which is not deductible for federal income tax purposes.

If your policy is not a modified endowment contract, the general rule is that a partial withdrawal from a policy is taxable only to the extent that it exceeds the total investment in the policy. An exception to this general rule applies, however, if a reduction of future benefits occurs during the first fifteen years after a policy is issued and there is a cash distribution associated with that reduction. In such a case, the IRC prescribes a formula under which you may

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be taxed on all or a part of the amount distributed. After fifteen years, cash distributions from a policy that is not a modified endowment contract will not be subject to federal income tax, except to the extent they exceed the total investment in the policy. We suggest that you consult with a tax advisor in advance of a proposed decrease in Face Amount or a partial withdrawal.

3.8 PERCENT MEDICARE TAX ON CERTAIN INVESTMENT INCOME

Beginning in 2013, in general, a tax of 3.8 percent will apply to net investment income (“NII”) received by an individual taxpayer to the extent his or her modified adjusted gross income (“MAGI”) exceeds certain thresholds (e.g., $250,000 in the case of taxpayers filing jointly, $125,000 in the case of a married taxpayer filing separately and $200,000 in the case of other individual taxpayers). For this purpose, NII includes (i) gross income from various investments, including gross income received with respect to annuities that are not held through a tax-qualified plan (e.g., a traditional IRA or Section 403(b) plan) and (ii) net gain attributable to the disposition of property. Such NII (as well as gross income from tax qualified plans) will also increase a taxpayer’s MAGI for purposes of the taxable thresholds described above. This tax also applies to trusts and estates under a special set of rules. In 2012, the IRS and the Treasury Department issued guidance regarding this new tax in the form of proposed regulations, which were finalized in 2013. You should consult your tax advisor to determine the applicability of this tax in your individual circumstances and with respect to any amount received in connection with the surrender of this policy, distributions or withdrawals from this policy or the exercise of other rights and features under this policy (including policy loans).

POLICY LOANS AND INTEREST DEDUCTIONS

We believe that under current law any loan received under your policy will be treated as policy debt to you and that, unless your policy is a modified endowment contract, no part of any loan under your policy will constitute income to you. If your policy is a modified endowment contract (see discussion above) loans will be fully taxable to the extent of the income in the policy (and in any other contracts with which it must be aggregated) and could be subject to the additional 10% penalty tax described above.

Internal Revenue Code Section 264 provides that interest paid or accrued on a loan in connection with a policy is generally nondeductible. Certain exceptions apply, however, with respect to policies covering key employees. In addition, in the case of policies not held by individuals, special rules may limit the deductibility of interest on loans that are not made in connection with a policy. We suggest consultation with a tax advisor for further guidance.

In addition, if your policy lapses or you surrender it with an outstanding loan, and the amount of the loan plus the Cash Surrender Value is more than the sum of premiums you paid, you will generally be liable for taxes on the excess. Such amount will be taxed as ordinary income. A 10% penalty tax may apply as well. Finally, it is possible that a loan could be treated as a taxable distribution if there is no spread or a very small spread between the interest rate charged on the loan and the interest rate credited to the loaned amount.

CORPORATE OWNERS

Ownership of a policy by a corporation may affect the policyowner’s exposure to the corporate alternative minimum tax. In determining whether it is subject to alternative minimum tax, a corporate policyowner must make two computations. First, the corporation must take into account a portion of the current year’s increase in the “inside build up” or income on the contract gain in its corporate-owned policies. Second, the corporation must take into account a portion of the amount by which the death benefits received under any policy exceed the sum of (i) the premiums paid on that policy in the year of death, and (ii) the corporation’s basis in the policy (as measured for alternative minimum tax purposes) as of the end of the corporation’s tax year immediately preceding the year of death.

EXCHANGES OR ASSIGNMENTS OF POLICIES

If you change the policyowner or exchange or assign your policy, it may have significant tax consequences depending on the circumstances. For example, an assignment or exchange of the policy may result in taxable income to you. Further, IRC Section 101(a) provides, subject to certain exceptions, that where a policy has been transferred for value, only the portion of the Life Insurance Benefit which is equal to the total consideration paid for

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the policy may be excluded from gross income. For complete information with respect to policy assignments and exchanges, a qualified tax advisor should be consulted.

REASONABLENESS REQUIREMENT FOR CHARGES

Another provision of the tax law deals with allowable charges for mortality costs and other expenses that are used in making calculations to determine whether a policy qualifies as life insurance for federal income tax purposes. For life insurance policies entered into on or after October 21, 1988, these calculations must be based upon reasonable mortality charges and other charges reasonably expected to be actually paid. The Treasury Department has issued proposed regulations and is expected to promulgate temporary or final regulations governing reasonableness standards for mortality charges.

LIVING BENEFITS RIDER (ALSO KNOWN AS ACCELERATED BENEFITS RIDER)

A Living Benefits Rider is available in connection with the policy. Amounts received under this rider will generally be excludable from your gross income under Section 101(g) of the IRC. The exclusion from gross income will not apply, however, if you are not the insured and if you have an insurable interest in the life of the insured either because the insured is your director, officer or employee, or because the insured has a financial interest in a business of yours.

In some cases, there may be a question as to whether a life insurance policy that has an accelerated living benefit rider can meet certain technical aspects of the definition of “life insurance contract” under the IRC. We reserve the right (but we are not obligated) to modify the rider to conform with requirements the IRS may prescribe.

OVERLOAN PROTECTION RIDER

Anyone contemplating the purchase of the Policy with the Overloan Protection Rider should be aware that the tax consequences of the Overloan Protection Rider have not been ruled on by the IRS or the courts and it is possible that the IRS could assert that the outstanding loan balance should be treated as a taxable distribution when the Overloan Protection Rider is activated. You should consult a tax adviser as to the tax risks associated with the Overloan Protection Rider.

OTHER TAX ISSUES

Federal gift and estate and state and local gift, estate, inheritance, and other tax consequences of ownership or receipt of Policy Proceeds depend on the circumstances of each policyowner or beneficiary. You should consult your own tax advisor as to how your particular circumstances may be impacted by any of these taxes.

QUALIFIED PLANS

The policies are intended to be used with plans qualified under IRC Section 401(a). While these plans include profit sharing, 401(k) plans, money purchase pension plans and defined benefit plans, a purchaser of these policies should seek legal and tax advice regarding the suitability of these policies for all types of plans qualified under Section 401(a). Generally, employer contributions to plans qualified under Section 401(a) and earnings thereon are not taxed to participants until distributed in accordance with plan provisions.

WITHHOLDING

Under Section 3405 of the IRC, withholding is generally required with respect to certain taxable distributions under insurance policies. In the case of periodic payments (payments made as an annuity or on a similar basis), the withholding is at graduated rates (as though the payments were employee wages). With respect to non-periodic distributions, the withholding is at a flat rate of 10%. If you are an individual, you can elect to have either non-periodic or periodic payments made without withholding except where your tax identification number has not been furnished to us, or where the IRS has notified us that a tax identification number is incorrect. If you are not an individual, you may not elect out of such withholding.

Different withholding rules apply to payments made to U.S. citizens living outside the United States and to non-U.S. citizens living outside of the United States. U.S. citizens who live outside of the United States generally are not permitted to elect not to have federal income taxes withheld from payments. Payments to non-U.S. citizens who are

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not residents of the United States generally are subject to 30% withholding, unless an income tax treaty between their country of residence and the United States provides for a lower rate of withholding or an exemption from withholding.

Under the Foreign Account Tax Compliance Act (“FATCA”), as reflected in Sections 1471 through 1474 of the IRC, U.S. withholding agents (such as NYLIAC) may be required to obtain certain information to establish the U.S. or non-U.S. status of its account or contract holders (e.g., a Form W-9 or W-8BEN may be required) and perform certain due diligence to ensure that information is accurate. In certain cases, if this information is not obtained, withholding agents, such as NYLIAC may be required to withhold at a 30 percent rate on certain payments beginning July 1, 2014.

LEGAL PROCEEDINGS

NYLIAC is a defendant in lawsuits arising from its agency sales force, insurance (including variable contracts registered under Federal securities law), and/or other operations. Most of these actions seek substantial or unspecified compensatory and punitive damages. NYLIAC is also from time to time involved in various governmental, administrative, and investigative proceedings and inquiries.

Notwithstanding the uncertain nature of litigation and regulatory inquiries, the outcome of which cannot be predicted, NYLIAC believes that, after provisions made in the financial statements, the ultimate liability that could result from litigation and proceedings would not have a material adverse effect on NYLIAC’s financial position; however, it is possible, that settlements or adverse determinations in one or more actions or other proceedings in the future could have a material adverse effect on NYLIAC’s operating results for a given year.

RECORDS AND REPORTS

NYLIC or NYLIAC maintains all records and accounts relating to the Separate Account, the Fixed Account and the DCA Plus Account. Each year we will mail you a report showing the Cash Value, Cash Surrender Value, and outstanding loans (including accrued loan interest) as of the latest policy anniversary. This report contains any additional information required by any applicable law or regulation. We will also mail you a report each quarter showing this same information as of the end of the previous quarter. This quarterly statement reports transactions that you have requested or authorized. Please review it carefully. If you believe it contains an error, we must be notified within 15 days of the date of the statement.

Generally, NYLIAC will immediately mail you confirmation of any transactions involving the Separate Account. When We receive premium payments on your behalf involving the Separate Account initiated through pre-authorized monthly deductions from banks, payments forwarded by your employer, or through other payments made by pre-authorized deductions to which We agree, a summary of these policy transactions will only appear on your quarterly statement and you will not receive a confirmation statement after each such transaction.

It is important that you inform NYLIAC of an address change so that you can receive these policy statements (please refer to the section on “Management and Organization—Our Rights—How To Reach Us for Policy Services”). In the event your statement is returned from the US Postal Service as undeliverable, we reserve the right to suspend mailing future correspondence and also suspend current transaction processing until a correct address is obtained. Additionally, no new service requests can be processed until a valid current address is provided.

Reports and promotional literature may contain the ratings NYLIC and NYLIAC have received from independent rating agencies. Both companies are among only a few companies that have consistently received among the highest possible ratings from the four major independent rating companies for financial strength and stability: A.M. Best, Fitch, Moody’s Investor’s Services, Inc. and Standard and Poor’s. However, neither NYLIC nor NYLIAC guarantees the investment performance of the Investment Divisions.

FINANCIAL STATEMENTS

The consolidated balance sheet of NYLIAC as of December 31, 2013 and 2012, and the consolidated statements of income, of stockholder’s equity and of cash flows for each of the three years in the period ended December 31, 2013 (including the report of the independent registered public accounting firm), and the Separate

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Account statement of assets and liabilities as of December 31, 2013, and the statement of operations and of changes in net assets and the financial highlights for each of the periods indicated in the Financial Statements (including the report of the independent registered public accounting firm) are included in the SAI. The independent registered public accounting firm is PricewaterhouseCoopers LLP.

STATE VARIATIONS

The following lists by jurisdiction any variations to the statements made in this prospectus. Unless otherwise stated, the variations listed apply to both VUL and to SVUL policies.

Alaska, Colorado, Georgia, Hawaii, Indiana, Iowa, Kansas, Kentucky, Maine, Maryland, Massachusetts, Michigan, Minnesota, Nebraska, New Hampshire, North Carolina, Ohio, Oklahoma, Pennsylvania, Rhode Island, Tennessee, Texas, Utah, Vermont, Virginia, Washington, West Virginia, Wyoming.

•	Payment of Policy Proceeds—See your policy for specific details regarding the payment of the policy proceeds and the interest payable on those proceeds.

•

Contestable Period—(SVUL Only) On the second policy year (or the second policy year after a Face Amount Increase, increase in Life Insurance Benefit due to an Unplanned Premium payment, reclassification or reinstatement), we will send a letter requesting notification of the death of any Insured covered by your policy. Failure to provide notice of the death of any Insured in reply to this letter could result in a contest of the policy.

California

•

Free Look (“Right To Examine Policy”)—If you cancel your policy, we will pay you within 30 days from the date we are notified the greater of the policy’s Cash Value plus any charges that were deducted from any premium payments paid as of the date the policy is returned or the premiums paid, less any loans and partial surrenders you have taken.

Connecticut

•	Loan Interest Rate—Due to state regulation, the loan interest rate is fixed at 6.0% and may not be changed.

•

Loan and Surrender Payment Deferral—We can defer paying you any partial or full Cash Surrender Value benefits or defer any loan proceeds, except for a loan or a partial surrender used to pay a monthly deduction due us, based on funds allocated to the Fixed Account, for up to 60 days from the date we receive your request. Interest will be paid (from the date we receive all information that we need to complete your request) on any amount deferred beyond that date.

Florida

•

Termination and Late Period—The Late Period is the 62 days following the Monthly Deduction Day on which the Cash Surrender Value prior to deducting the Monthly Deduction Charge for the next policy month is zero or less than zero.

•

Special Provision Regarding Extended Term Insurance—On each policy anniversary, you have the right to transfer all of your money in the Separate Account to the Fixed Account and obtain an extended term insurance benefit. See your policy for details regarding this option.

Illinois

•

Free Look (“Right To Examine Policy”) —If you cancel your policy, we will pay you the greater of the policy’s Cash Value as of the date the policy is returned or the total premiums paid, including any policy fees or charges paid, less any loans and partial surrenders.

•	The amount of Variable Life Insurance or Cash Value Proceeds under this policy will increase or decrease, reflecting investment experience of the Separate Account.

•	Policy Proceeds—Settlements shall be made to the beneficiary no later than 2 months after we receive due proof that the Insured died on or after the Effective Date subject to all policy provisions.

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•

Reinstatement Option—To reinstate this policy, payment that is equal to the lesser of: (a) the sum of all overdue Monthly Deduction Charges or (b) three (3) Monthly Deduction Charges (plus the Additional Contract Charge if this policy lapses during the first policy year multiplied by a factor of 238% must be paid.

•	All references to the 5-Year No Lapse Guarantee in Illinois policies is changed to the 5-Year Coverage Protection Benefit.

Michigan

•	Living Benefits Rider—This benefit can be exercised if the Insured has a life expectancy of six months or less.

Missouri

•	Termination and Late Period—To inform you of the termination of the policy, we will mail a notice to you (and any known assignee) at least 61 days before the end of the Late Period.

•	Contestable Period—is 2 years from the earlier of the Issue Date or the Policy Date.

•	The Suicide Exclusion Period—is one year from the Issue Date.

Montana

•

Any variable policy issued in Montana is always on a unisex basis. Any reference in this prospectus that makes a distinction based on the sex of the Insured (VUL) or Insureds (SVUL) should be disregarded for policies issued in this state.

New Jersey

•	State Premium Tax Charge—We will not increase the charge above 2%.

•	Federal Tax Charge—We will not increase the charge above 2%.

•

Policy Changes—If we make changes to the Life Insurance Benefit Options, Face Amount Increases or Face Amount Decreases of your policy because Section 7702 of the Internal Revenue Code is amended, you have the right to refuse the change unless that refusal will make the policy null and void.

•	Late Period—If you do not mail a payment, which is postmarked by the end of the Late Period, the policy will end.

•	Contestable Period—is 2 years from the earlier of the Issue Date or the Policy Date.

•	Suicide Exclusion Period—is 2 years from the earlier of the Issue Date or the Policy Date.

New York

•

Free Look (“Right To Examine Policy”)—You have 10 days from the date you receive your policy. If you cancel your policy, we will pay you within 10 days from the date the policy is mailed or delivered to the Home Office, the Service Office or the Registered Representative through whom it was purchased.

•

Termination and Late Period—The Late Period is the 31 days following the Monthly Deduction Day on which the Cash Surrender Value before monthly deductions, less any unpaid loan and accrued loan interest is less than the Monthly Deduction Charge for the next policy month. To inform you of the termination of the policy, we will mail a notice to you (and any known assignee) at least 30 days before the end of the Late Period.

•

Special Provision Regarding Extended Term Insurance—On each policy anniversary, you have the right to transfer all of your money in the Separate Account to the Fixed Account and obtain an extended term insurance benefit. See your policy for details regarding this option.

•

Change in Objective of an Investment Division—In the event of a material change in the investment strategy of any Investment Division of the Separate Account, you have the option of converting your policy, within 60 days after the effective date of such change, or the date you receive the notification of the change, whichever is later. You may elect to convert this policy, without evidence of insurability, to a new fixed

76

benefit life insurance policy, for an amount of insurance not exceeding the death benefit of the original policy on the date of conversion. The new policy will be based on the same issue age(s), gender(s) and class(es) or risk (singular refers to VUL, plural refers to SVUL) as your original policy. All riders attached to this policy will end on the date of conversion. The new policy will not offer variable investment options, such as the Investment Divisions.

•

Transfers—Transfers between Investment Divisions (and to and from the Fixed Account) are generally permitted. We may not accept transfer instructions that are submitted by any person, asset allocation service and/or market timing service on your behalf.

•	The Spouse’s Paid-Up Insurance Purchase Option Rider is renamed Rider Insured’s Paid-Up Insurance Purchase Option (RIPPO) in New York.

•	Suicide Exclusion—Reference to “sane” or “insane” has been removed.

North Dakota

(a)   The Suicide Exclusion Period—is one year from the Issue Date.

(b)   Policy Proceeds—Settlements shall be made within 60 days after due proof of death.

Oregon

•

Free Look (“Right To Examine Policy”)—If you cancel your policy, we will pay you the greater of the policy’s Cash Value as of the date the policy is returned or the total premiums paid, including policy fees or charges paid, less any loans and partial surrenders.

•

Policy Proceeds—A claim for the life insurance proceeds includes a fully completed claim form and a certified death certificate. If settlement of a claim is made after the first 30 days after receipt of due proof of death, it will bear interest equal to the greater of the loan interest crediting rate or the interest paid on deferred loan or surrender proceeds.

•

Change in Objective of an Investment Division—In the event of a material change in the investment strategy of any Investment Division of the Separate Account, you have the option of converting your policy, with 60 days after the effective date of such change, or the date you receive the notification of the change, whichever is later. You may elect to convert this policy, without evidence of insurability, to a new fixed benefit insurance policy, for an amount of insurance not exceeding the death benefit of the original policy on the of conversion. The new policy will be based on the same issue age, gender and class of risk as the original policy. All riders attached to this policy will end on the date of conversion. The new policy will not offer variable Investment Options, such as the Investment Divisions.

•	State Premium Tax Charge—is referred to as a “State Tax Charge Back.”

•	Late Period—If you do not mail a payment that is postmarked by the end of the Late Period, the policy will end.

77

VARIATIONS BY JURISDICTION (FOR POLICIES ISSUED 5/1/12 AND LATER IF AVAILABLE)

The following lists by jurisdiction any variations to the statements made in this prospectus. Unless otherwise stated, the variations listed apply to both VUL and to SVUL policies.

Alabama, Alaska, Colorado, Georgia, Hawaii, Idaho, Illinois, Indiana, Iowa, Kansas, Kentucky, Louisiana, Maine, Maryland, Massachusetts, Michigan, Minnesota, Missouri, Mississippi, Nebraska, Nevada, New Hampshire, New Jersey, New Mexico, North Carolina, Ohio, Oklahoma, Oregon, Pennsylvania, Rhode Island, South Carolina, Tennessee, Texas, Utah, Vermont, Virginia, Washington, West Virginia, Wisconsin, Wyoming.

•	Payment of Policy Proceeds—See your policy for specific details regarding the payment of the policy proceeds and the interest payable on those proceeds.

•

Contestable Period—(SVUL Only) On the second policy year (or the second policy year after a Face Amount Increase, increase in Life Insurance Benefit due to an Unplanned Premium payment, reclassification or reinstatement), we will send a letter requesting notification of the death of any Insured covered by your policy. Failure to provide notice of the death of any Insured in reply to this letter could result in a contest of the policy.

California

•

Free Look (“Right To Examine Policy”)—If you cancel your policy, we will pay you within 30 days from the date we are notified the greater of the policy’s Cash Value plus any charges that were deducted from any premium payments paid as of the date the policy is returned or the premiums paid, less any loans and partial surrenders you have taken.

Connecticut

•

Free Look (“Right to Examine Policy”) – (SVUL only) Within 20 days after delivery, you can return the policy to us or to the Registered Representative through whom it was purchased, with a written request for a refund. Upon such a request, the policy will be void from the start, and a refund will be made. As of the date the policy is returned, the amount we refund will be equal to the greater of :

(a)	The policy’s Cash Value, plus any premium expense charges, plus any Monthly Deduction Charges, minus loans; or

(b)	The premiums paid, minus loans and partial surrenders including any surrender charges and processing fees.

•	Loan Interest Rate—Due to state regulation, the loan interest rate is fixed at 6.0% and may not be changed.

•

Loan and Surrender Payment Deferral—We can defer paying you any partial or full Cash Surrender Value benefits or defer any loan proceeds, except for a loan or a partial surrender used to pay a monthly deduction due us, based on funds allocated to the Fixed Account, for up to 60 days from the date we receive your request. Interest will be paid (from the date we receive all information that we need to complete your request) on any amount deferred beyond that date.

•	Transfer of Net Premiums (SVUL Only)—The Initial Premium Transfer Date is 20 days after the later of the Issue Date and the date we receive the full initial premium payment.

Delaware

•

Free Look (“Right to Examine Policy”) - (SVUL only) Within 20 days after delivery, you can return the policy to us or to the Registered Representative through whom it was purchased, with a written request for a refund. Upon such a request, the policy will be void from the start, and a refund will be made. As of the date the policy is returned, the amount we refund will be equal to the greater of:

78

(a)	The policy’s Cash Value, plus any premium expense charges, plus any Monthly Deduction Charges, minus loans; or

(b)	The premiums paid, minus loans and partial surrenders including any surrender charges and processing fees.

•	Transfer of Net Premiums (SVUL Only)—The Initial Premium Transfer Date is 20 days after the later of the Issue Date and the date we receive the full initial premium payment.

District of Columbia

•

Free Look (“Right to Examine Policy”) – (SVUL only) Within 20 days after delivery, you can return the policy to us or to the Registered Representative through whom it was purchased, with a written request for a refund. Upon such a request, the policy will be void from the start, and a refund will be made. As of the date the policy is returned, the amount we refund will be equal to the greater of :

(a)	The policy’s Cash Value, plus any premium expense charges, plus any Monthly Deduction Charges, minus loans; or

(b)	The premiums paid, minus loans and partial surrenders including any surrender charges and processing fees.

•	Transfer of Net Premiums (SVUL Only)—The Initial Premium Transfer Date is 20 days after the later of the Issue Date and the date we receive the full initial premium payment.

Florida

•

Termination and Late Period—The Late Period is the 62 days following the Monthly Deduction Day on which the Cash Surrender Value prior to deducting the Monthly Deduction Charge for the next policy month is zero or less than zero.

•

Special Provision Regarding Extended Term Insurance—On each policy anniversary, you have the right to transfer all of your money in the Separate Account to the Fixed Account and obtain an extended term insurance benefit. See your policy for details regarding this option.

Michigan

•	Living Benefits Rider—This benefit can be exercised if the Insured has a life expectancy of six months or less.

Montana

•

Any variable policy issued in Montana is always on a unisex basis. Any reference in this prospectus that makes a distinction based on the sex of the Insured (VUL) or Insureds (SVUL) should be disregarded for policies issued in this state.

New York

•	Reference to “State Insurance Department” means NY State Department of Financial Serivices.

•

Free Look (“Right To Examine Policy”)—You have 10 days from the date you receive your policy. If you cancel your policy, we will pay you within 10 days from the date the policy is mailed or delivered to the Home Office, the Service Office or the Registered Representative through whom it was purchased.

•

Termination and Late Period—The Late Period is the 61 days following the Monthly Deduction Day on which the Cash Surrender Value before monthly deductions, less any unpaid loan and accrued loan interest is zero or less than zero.

•

Special Provision Regarding Option to Purchase Paid-up Insurance—On each policy anniversary, you have the right to apply the policy’s Cash Surrender Value to obtain a paid-up insurance benefit. See your policy

79

for details regarding this option.

•

Change in Objective of an Investment Division—In the event of a material change in the investment strategy of any Investment Division of the Separate Account, you have the option of converting your policy, within 60 days after the effective date of such change, or the date you receive the notification of the change, whichever is later. You may elect to convert this policy, without evidence of insurability, to a new fixed benefit life insurance policy, for an amount of insurance not exceeding the death benefit of the original policy on the date of conversion. The new policy will be based on the same issue age(s), gender(s) and class(es) or risk (singular refers to VUL, plural refers to SVUL) as your original policy. All riders attached to this policy will end on the date of conversion. The new policy will not offer variable Investment Options, such as the Investment Divisions.

•

Transfers—Transfers between Investment Divisions (and to and from the Fixed Account) are generally permitted. We may not accept transfer instructions that are submitted by any person, asset allocation service and/or market timing service on your behalf.

•	The Spouse’s Paid-Up Insurance Purchase Option Rider is renamed Rider Insured’s Paid-Up Insurance Purchase Option (RIPPO) in New York.

North Dakota

•

Free Look (“Right to Examine Policy”) – (SVUL only) Within 20 days after delivery, you can return the policy to us or to the Registered Representative through whom it was purchased, with a written request for a refund. Upon such a request, the policy will be void from the start, and a refund will be made. As of the date the policy is returned, the amount we refund will be equal to the greater of:

(a)	The policy’s Cash Value, plus any premium expense charges, plus any Monthly Deduction Charges, minus loans; or

(b)	The premiums paid, minus loans and partial surrenders including any surrender charges and processing fees.

•	The Suicide Exclusion Period—is one year from the Issue Date.

•	Policy Proceeds—Settlements shall be made within 60 days after due proof of death.

•	Transfer of Net Premiums (SVUL Only)—The Initial Premium Transfer Date is 20 days after the later of the Issue Date and the date we receive the full initial premium payment.

South Dakota

•

Free Look (“Right to Examine Policy”) - (SVUL only) Within 20 days after delivery, you can return the policy to us or to the Registered Representative through whom it was purchased, with a written request for a refund. Upon such a request, the policy will be void from the start, and a refund will be made. As of the date the policy is returned, the amount we refund will be equal to the greater of :

(a)	The policy’s Cash Value, plus any premium expense charges, plus any Monthly Deduction Charges, minus loans; or

(b)	The premiums paid, minus loans and partial surrenders including any surrender charges and processing fees.

•	Transfer of Net Premiums (SVUL Only)—The Initial Premium Transfer Date is 20 days after the later of the Issue Date and the date we receive the full initial premium payment.

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APPENDIX A

ILLUSTRATIONS FOR NEW YORK LIFE VARIABLE UNIVERSAL LIFE ACCUMULATOR (“VUL”) AND

SURVIVORSHIP VARIABLE UNIVERSAL LIFE ACCUMULATOR (“SVUL”)

The following tables demonstrate the way your policy works. The tables are based on the sex, age, underwriting class, initial Life Insurance Benefit, and premium as follows:

Tables 1A and 2A are for a VUL policy issued to a male with a preferred underwriting class and issue Age 40 with a planned annual premium of $3,500, a Surrender Charge Premium of $5,067.50 and an initial face amount of $250,000 and no riders. It assumes that the Guideline Premium Test was used and that 100% of the Net Premium is allocated to the Separate Account.

Tables 1B and 2B are for an SVUL policy issued to a male with Preferred underwriting class and issue age 55, and a female with Preferred underwriting class and issue age 50 with a planned annual premium of $15,000, a Surrender Charge Premium of $23,770.00, an initial face amount of $1,000,000, and no riders. It assumes that the Guideline Premium Test was used and that 100% of the Net Premium is allocated to the Separate Account.

The tables show how the Life Insurance Benefit, Cash Value and Cash Surrender Value would vary over an extended period of time assuming hypothetical gross rates of return equivalent to a constant annual rate of 0%, 6%, or 10%. The tables will assist in the comparison of the Life Insurance Benefit, Cash Value and Cash Surrender Value of the policy with other variable life insurance plans.

The Life Insurance Benefit, Cash Value and Cash Surrender Value for a policy would be different from the amounts shown if the actual gross rates of return averaged 0%, 6%, or 10%, but varied above or below those averages for the period. They would also be different depending on the allocation of the assets among the Investment Divisions of the Separate Account and the Fixed Account, if the actual gross rate of return for all Investment Divisions averaged 0%, 6%, or 10%, but varied above or below that average for Individual Investment Divisions. They would also differ if any policy loans or partial surrenders were made or if premium payments were not paid on the policy anniversary during the period of time illustrated. Depending on the timing and degree of fluctuation, the actual values could be substantially more or less than those shown. A lower value may, under certain circumstances, result in the lapse of the policy unless the policyowner pays more than the stated premium.

Table 1A (VUL) and Table 1B (SVUL) reflect all deductions and charges under the policies and assume that the cost of insurance charges are based on our current cost of insurance rates. These deductions and charges include all charges from planned premium payments and the Cash Value at their current levels, as well as a monthly Mortality and Expense Risk charge in the range of 0.15% to 0.55% annualized (on a current basis) of the Separate Account Value. The Mortality and Expense Risk charge varies based on Separate Account Value and policy duration.

Table 2A (VUL) and Table 2B (SVUL) reflect all deductions and charges under the policies and assume that the cost of insurance charges are based on the guaranteed cost of insurance rates. These deductions and charges include all charges from planned premium payments and the Cash Value at their guaranteed levels, as well as a monthly Mortality and Expense Risk charge equal to 0.75% annualized (on a guaranteed basis) of the Separate Account Value.

All tables reflect total assumed investment advisory fees together with other expenses incurred by the funds of 0.92% of the average daily net assets of the Funds. This total is based upon an arithmetic average of the management fees, administrative fees and the other expenses for each Investment Division. Please refer to the Fee Table in this prospectus for details of the underlying Fund fees.

Taking into account the average investment advisory fees and expenses of the Funds, the gross rates of return of 0%, 6%, and 10% would correspond to illustrated net investment returns of –0.92%, 5.02%, and 8.99%, respectively.

The actual investment advisory fees and expenses may be more or less than the amounts illustrated and will depend on the allocations made by the policyowner.

NYLIAC will furnish, upon request, a comparable illustration using the age, sex, and underwriting classification of the insured for any initial Life Insurance Benefit and premium request. In addition to an illustration assuming policy charges at their maximum, we will furnish an illustration assuming current policy charges and current cost of insurance rates.

TABLE 1A

NEW YORK LIFE VARIABLE UNIVERSAL LIFE ACCUMULATOR INSURANCE POLICY

MALE ISSUE AGE: 40, PREFERRED

PLANNED ANNUAL PREMIUM: $3,500

SURRENDER CHARGE PREMIUM: $5,067.50

INITIAL FACE AMOUNT: $250,000

LIFE INSURANCE BENEFIT OPTION: 1

SECTION 7702 TEST: GUIDELINE PREMIUM TEST

ASSUMING CURRENT CHARGES

	End of Year Death Benefit Assuming Hypothetical Returns			End of Year Cash Values Assuming Hypothetical Returns			End of Year Cash Surrender Values Assuming Hypothetical Returns
Policy Year	0%	6%	10%	0%	6%	10%	0%	6%	10%
1	250,000	250,000	250,000	2,378	2,543	2,654	628	793	904
2	250,000	250,000	250,000	4,938	5,423	5,759	1,438	1,923	2,259
3	250,000	250,000	250,000	7,434	8,404	9,096	3,177	4,147	4,840
4	250,000	250,000	250,000	9,873	11,496	12,694	5,819	7,442	8,640
5	250,000	250,000	250,000	12,256	14,706	16,572	8,455	10,905	12,771
6	250,000	250,000	250,000	14,588	18,042	20,761	10,990	14,444	17,163
7	250,000	250,000	250,000	16,865	21,507	25,284	13,470	18,112	21,889
8	250,000	250,000	250,000	19,090	25,111	30,183	15,847	21,867	26,940
9	250,000	250,000	250,000	21,260	28,866	35,477	18,220	25,825	32,436
10	250,000	250,000	250,000	23,377	32,769	41,200	20,539	29,931	38,362
15	250,000	250,000	250,000	34,483	56,416	79,774	34,483	56,416	79,774
20	250,000	250,000	250,000	43,817	85,428	138,212	43,817	85,428	138,212
25	250,000	250,000	279,832	51,952	122,659	229,371	51,952	122,659	229,371

(1)	Assumes no policy loan or partial surrender has been made.

We emphasize that the hypothetical investment rates of return shown above are illustrative only and you should not deem them to be a representation of past or future investment rates of return. Actual rates of return may be more or less than those shown and will depend on a number of factors including the investment allocations made by a policyowner and the investment experience of the portfolios of the Funds. The death benefit, Cash Value, and Cash Surrender Value for a policy would be different from those shown if the actual gross annual rates or return averaged 0%, 6%, or 10% over a period of years, but also fluctuated above or below those averages for individual Policy Years. They would also be different if any policy loans or partial surrenders were made. Neither NYLIAC, the Separate Account, nor the Funds represent that these hypothetical rates or return can be achieved for any one year or sustained over a period of time.

TABLE 1A (CONTINUED)

NEW YORK LIFE VARIABLE UNIVERSAL LIFE ACCUMULATOR INSURANCE POLICY

MALE ISSUE AGE: 40, PREFERRED

PLANNED ANNUAL PREMIUM: $3,500

SURRENDER CHARGE PREMIUM: $5,067.50

INITIAL FACE AMOUNT: $250,000

LIFE INSURANCE BENEFIT OPTION: 1

SECTION 7702 TEST: GUIDELINE PREMIUM TEST

ASSUMING CURRENT CHARGES

	End of Year Death Benefit Assuming Hypothetical Returns			End of Year Cash Values Assuming Hypothetical Returns			End of Year Cash Surrender Values Assuming Hypothetical Returns
Policy Year	0%	6%	10%	0%	6%	10%	0%	6%	10%
30	250,000	250,000	427,008	57,006	169,327	368,111	57,006	169,327	368,111
35	250,000	250,000	619,070	57,166	229,386	578,570	57,166	229,386	578,570
40	250,000	322,854	944,112	49,215	307,480	899,154	49,215	307,480	899,154
45	250,000	424,972	1,450,649	25,649	404,735	1,381,571	25,649	404,735	1,381,571
50	0	550,581	2,206,150	0	524,363	2,101,095	0	524,363	2,101,095
55	0	682,324	3,223,939	0	675,569	3,192,019	0	675,569	3,192,019
60	0	874,735	4,892,778	0	874,735	4,892,778	0	874,735	4,892,778

(1)	Assumes no policy loan or partial surrender has been made.

We emphasize that the hypothetical investment rates of return shown above are illustrative only and you should not deem them to be a representation of past or future investment rates of return. Actual rates of return may be more or less than those shown and will depend on a number of factors including the investment allocations made by a policyowner and the investment experience of the portfolios of the Funds. The death benefit, Cash Value, and Cash Surrender Value for a policy would be different from those shown if the actual gross annual rates or return averaged 0%, 6%, or 10% over a period of years, but also fluctuated above or below those averages for individual Policy Years. They would also be different if any policy loans or partial surrenders were made. Neither NYLIAC, the Separate Account, nor the Funds represent that these hypothetical rates or return can be achieved for any one year or sustained over a period of time.

TABLE 1B

NEW YORK LIFE SURVIVORSHIP VARIABLE UNIVERSAL LIFE ACCUMULATOR INSURANCE POLICY

MALE ISSUE AGE: 55, PREFERRED

FEMALE ISSUE AGE: 50 PREFERED

PLANNED ANNUAL PREMIUM: $15,000

SURRENDER CHARGE PREMIUM: $23,770

INITIAL FACE AMOUNT: $1,000,000

LIFE INSURANCE BENEFIT OPTION: 1

SECTION 7702 TEST: GUIDELINE PREMIUM TEST

ASSUMING CURRENT CHARGES

	End of Year Death Benefit Assuming Hypothetical Returns			End of Year Cash Values Assuming Hypothetical Returns			End of Year Cash Surrender Values Assuming Hypothetical Returns
Policy Year	0%	6%	10%	0%	6%	10%	0%	6%	10%
1	1,000,000	1,000,000	1,000,000	11,651	12,405	12,910	4,151	4,905	5,410
2	1,000,000	1,000,000	1,000,000	23,333	25,571	27,117	8,333	10,571	12,117
3	1,000,000	1,000,000	1,000,000	34,818	39,294	42,488	16,515	20,991	24,185
4	1,000,000	1,000,000	1,000,000	46,134	53,626	59,149	29,257	36,749	42,272
5	1,000,000	1,000,000	1,000,000	57,283	68,594	77,207	41,594	52,906	61,519
6	1,000,000	1,000,000	1,000,000	68,357	84,376	96,949	53,857	69,876	82,449
7	1,000,000	1,000,000	1,000,000	79,316	100,893	118,437	65,767	87,344	104,888
8	1,000,000	1,000,000	1,000,000	90,125	118,212	141,770	77,527	105,614	129,172
9	1,000,000	1,000,000	1,000,000	100,836	136,330	167,190	89,188	124,683	155,543
10	1,000,000	1,000,000	1,000,000	111,395	155,355	194,801	100,461	144,421	183,866
15	1,000,000	1,000,000	1,000,000	165,750	269,440	379,058	165,750	269,440	379,058
20	1,000,000	1,000,000	1,000,000	214,282	411,332	658,390	214,282	411,332	658,390
25	1,000,000	1,000,000	1,161,071	252,970	586,730	1,085,113	252,970	586,730	1,085,113

(1)	Assumes no policy loan or partial surrender has been made.

We emphasize that the hypothetical investment rates of return shown above are illustrative only and you should not deem them to be a representation of past or future investment rates of return. Actual rates of return may be more or less than those shown and will depend on a number of factors including the investment allocations made by a policyowner and the investment experience of the portfolios of the Funds. The death benefit, Cash Value, and Cash Surrender Value for a policy would be different from those shown if the actual gross annual rates or return averaged 0%, 6%, or 10% over a period of years, but also fluctuated above or below those averages for individual Policy Years. They would also be different if any policy loans or partial surrenders were made. Neither NYLIAC, the Separate Account, nor the Funds represent that these hypothetical rates or return can be achieved for any one year or sustained over a period of time.

TABLE 1B (CONTINUED)

NEW YORK LIFE SURVIVORSHIP VARIABLE UNIVERSAL LIFE ACCUMULATOR INSURANCE POLICY

MALE ISSUE AGE: 50, PREFERRED

FEMALE ISSUE AGE: 50, PREFERRED

PLANNED ANNUAL PREMIUM: $15,000

SURRENDER CHARGE PREMIUM: $23,770

INITIAL FACE AMOUNT: $1,000,000

LIFE INSURANCE BENEFIT OPTION: 1

SECTION 7702 TEST: GUIDELINE PREMIUM TEST

ASSUMING CURRENT CHARGES

	End of Year Death Benefit Assuming Hypothetical Returns			End of Year Cash Values Assuming Hypothetical Returns			End of Year Cash Surrender Values Assuming Hypothetical Returns
Policy Year	0%	6%	10%	0%	6%	10%	0%	6%	10%
30	1,000,000	1,000,000	1,822,836	271,641	804,287	1,736,035	271,641	804,287	1,736,035
35	1,000,000	1,145,537	2,863,326	252,515	1,090,988	2,726,977	252,515	1,090,988	2,726,977
40	1,000,000	1,521,391	4,420,626	140,272	1,448,944	4,210,120	140,272	1,448,944	4,210,120
45	0	1,917,723	6,517,181	0	1,898,736	6,452,655	0	1,898,736	6,452,655
50	0	2,487,520	9,939,390	0	2,487,520	9,939,390	0	2,487,520	9,939,390

(1)	Assumes no policy loan or partial surrender has been made.

We emphasize that the hypothetical investment rates of return shown above are illustrative only and you should not deem them to be a representation of past or future investment rates of return. Actual rates of return may be more or less than those shown and will depend on a number of factors including the investment allocations made by a policyowner and the investment experience of the portfolios of the Funds. The death benefit, Cash Value, and Cash Surrender Value for a policy would be different from those shown if the actual gross annual rates or return averaged 0%, 6%, or 10% over a period of years, but also fluctuated above or below those averages for individual Policy Years. They would also be different if any policy loans or partial surrenders were made. Neither NYLIAC, the Separate Account, nor the Funds represent that these hypothetical rates or return can be achieved for any one year or sustained over a period of time.

TABLE 2A

NEW YORK LIFE VARIABLE UNIVERSAL LIFE ACCUMULATOR INSURANCE POLICY

MALE ISSUE AGE: 40, PREFERRED

PLANNED ANNUAL PREMIUM: $3,500

SURRENDER CHARGE PREMIUM: $5,067.50

INITIAL FACE AMOUNT: $250,000

LIFE INSURANCE BENEFIT OPTION: 1

SECTION 7702 TEST: GUIDELINE PREMIUM TEST

ASSUMING GUARANTEED CHARGES

	End of Year Death Benefit Assuming Hypothetical Returns			End of Year Cash Values Assuming Hypothetical Returns			End of Year Cash Surrender Values Assuming Hypothetical Returns
Policy Year	0%	6%	10%	0%	6%	10%	0%	6%	10%
1	250,000	250,000	250,000	2,070	2,225	2,329	320	475	579
2	250,000	250,000	250,000	4,318	4,764	5,073	818	1,264	1,573
3	250,000	250,000	250,000	6,495	7,377	8,007	2,239	3,120	3,751
4	250,000	250,000	250,000	8,600	10,064	11,145	4,546	6,010	7,091
5	250,000	250,000	250,000	10,626	12,821	14,497	6,826	9,020	10,696
6	250,000	250,000	250,000	12,569	15,646	18,074	8,971	12,048	14,476
7	250,000	250,000	250,000	14,433	18,546	21,900	11,038	15,151	18,505
8	250,000	250,000	250,000	16,215	21,520	25,994	12,972	18,277	22,751
9	250,000	250,000	250,000	17,940	24,596	30,402	14,900	21,556	27,362
10	250,000	250,000	250,000	19,605	27,776	35,149	16,768	24,938	32,311
15	250,000	250,000	250,000	26,581	44,931	64,626	26,581	44,931	64,626
20	250,000	250,000	250,000	30,158	63,457	106,384	30,158	63,457	106,384
25	250,000	250,000	250,000	28,732	82,629	167,284	28,732	82,629	167,284

(1)	Assumes no policy loan or partial surrender has been made.

We emphasize that the hypothetical investment rates of return shown above are illustrative only and you should not deem them to be a representation of past or future investment rates of return. Actual rates of return may be more or less than those shown and will depend on a number of factors including the investment allocations made by a policyowner and the investment experience of the portfolios of the Funds. The death benefit, Cash Value, and Cash Surrender Value for a policy would be different from those shown if the actual gross annual rates or return averaged 0%, 6%, or 10% over a period of years, but also fluctuated above or below those averages for individual Policy Years. They would also be different if any policy loans or partial surrenders were made. Neither NYLIAC, the Separate Account, nor the Funds represent that these hypothetical rates or return can be achieved for any one year or sustained over a period of time.

TABLE 2A (CONTINUED)

NEW YORK LIFE VARIABLE UNIVERSAL LIFE ACCUMULATOR INSURANCE POLICY

MALE ISSUE AGE: 40, PREFERRED

PLANNED ANNUAL PREMIUM: $3,500

SURRENDER CHARGE PREMIUM: $5,067.50

INITIAL FACE AMOUNT: $250,000

LIFE INSURANCE BENEFIT OPTION: 1

SECTION 7702 TEST: GUIDELINE PREMIUM TEST

ASSUMING GUARANTEED CHARGES

	End of Year Death Benefit Assuming Hypothetical Returns			End of Year Cash Values Assuming Hypothetical Returns			End of Year Cash Surrender Values Assuming Hypothetical Returns
Policy Year	0%	6%	10%	0%	6%	10%	0%	6%	10%
30	250,000	250,000	301,075	19,083	100,927	259,548	19,083	100,927	259,548
35	0	250,000	423,486	0	116,514	395,781	0	116,514	395,781
40	0	250,000	626,418	0	123,202	596,589	0	123,202	596,589
45	0	250,000	926,867	0	102,568	882,730	0	102,568	882,730
50	0	0	1,342,724	0	0	1,278,785	0	0	1,278,785
55	0	0	1,872,456	0	0	1,853,917	0	0	1,853,917
60	0	0	2,763,602	0	0	2,763,602	0	0	2,763,602

(1)	Assumes no policy loan or partial surrender has been made.

We emphasize that the hypothetical investment rates of return shown above are illustrative only and you should not deem them to be a representation of past or future investment rates of return. Actual rates of return may be more or less than those shown and will depend on a number of factors including the investment allocations made by a policyowner and the investment experience of the portfolios of the Funds. The death benefit, Cash Value, and Cash Surrender Value for a policy would be different from those shown if the actual gross annual rates or return averaged 0%, 6%, or 10% over a period of years, but also fluctuated above or below those averages for individual Policy Years. They would also be different if any policy loans or partial surrenders were made. Neither NYLIAC, the Separate Account, nor the Funds represent that these hypothetical rates or return can be achieved for any one year or sustained over a period of time.

TABLE 2B

NEW YORK LIFE SURVIVORSHIP VARIABLE UNIVERSAL LIFE ACCUMULATOR INSURANCE POLICY

MALE ISSUE AGE: 55, PREFERRED

FEMALE ISSUE AGE: 50, PREFERRED

PLANNED ANNUAL PREMIUM: $15,000

SURRENDER CHARGE PREMIUM: $23,770

INITIAL FACE AMOUNT: $1,000,000

LIFE INSURANCE BENEFIT OPTION: 1

SECTION 7702 TEST: GUIDELINE PREMIUM TEST

ASSUMING GUARANTEED CHARGES

	End of Year Death Benefit Assuming Hypothetical Returns			End of Year Cash Values Assuming Hypothetical Returns			End of Year Cash Surrender Values Assuming Hypothetical Returns
Policy Year	0%	6%	10%	0%	6%	10%	0%	6%	10%
1	1,000,000	1,000,000	1,000,000	11,625	12,378	12,882	4,125	4,878	5,382
2	1,000,000	1,000,000	1,000,000	23,259	25,489	27,030	8,259	10,489	12,030
3	1,000,000	1,000,000	1,000,000	34,653	39,107	42,286	16,350	20,804	23,983
4	1,000,000	1,000,000	1,000,000	45,800	53,243	58,729	28,923	36,366	41,852
5	1,000,000	1,000,000	1,000,000	56,690	67,904	76,443	41,002	52,216	60,755
6	1,000,000	1,000,000	1,000,000	67,311	83,098	95,517	52,811	68,598	81,017
7	1,000,000	1,000,000	1,000,000	77,643	98,823	116,039	64,094	85,274	102,490
8	1,000,000	1,000,000	1,000,000	87,664	115,077	138,105	75,066	102,479	125,507
9	1,000,000	1,000,000	1,000,000	97,346	131,852	161,814	85,699	120,205	150,167
10	1,000,000	1,000,000	1,000,000	106,665	149,143	187,278	95,730	138,209	176,344
15	1,000,000	1,000,000	1,000,000	146,638	243,005	345,586	146,638	243,005	345,586
20	1,000,000	1,000,000	1,000,000	170,304	346,921	571,859	170,304	346,921	571,859
25	1,000,000	1,000,000	1,000,000	162,396	453,703	904,632	162,396	453,703	904,632

(1)	Assumes no policy loan or partial surrender has been made.

We emphasize that the hypothetical investment rates of return shown above are illustrative only and you should not deem them to be a representation of past or future investment rates of return. Actual rates of return may be more or less than those shown and will depend on a number of factors including the investment allocations made by a policyowner and the investment experience of the portfolios of the Funds. The death benefit, Cash Value, and Cash Surrender Value for a policy would be different from those shown if the actual gross annual rates or return averaged 0%, 6%, or 10% over a period of years, but also fluctuated above or below those averages for individual Policy Years. They would also be different if any policy loans or partial surrenders were made. Neither NYLIAC, the Separate Account, nor the Funds represent that these hypothetical rates or return can be achieved for any one year or sustained over a period of time.

TABLE 2B (CONTINUED)

NEW YORK LIFE VARIABLE UNIVERSAL LIFE ACCUMULATOR INSURANCE POLICY

MALE ISSUE AGE: 55, PREFERRED

FEMALE ISSUE AGE: 50, PREFERRED

PLANNED ANNUAL PREMIUM: $15,000

SURRENDER CHARGE PREMIUM: $23,770

INITIAL FACE AMOUNT: $1,000,000

LIFE INSURANCE BENEFIT OPTION: 1

SECTION 7702 TEST: GUIDELINE PREMIUM TEST

ASSUMING GUARANTEED CHARGES

	End of Year Death Benefit Assuming Hypothetical Returns			End of Year Cash Values Assuming Hypothetical Returns			End of Year Cash Surrender Values Assuming Hypothetical Returns
Policy Year	0%	6%	10%	0%	6%	10%	0%	6%	10%
30	1,000,000	1,000,000	1,478,152	86,767	550,274	1,407,764	86,767	550,274	1,407,764
35	0	1,000,000	2,240,408	0	616,824	2,133,722	0	616,824	2,133,722
40	0	1,000,000	3,317,958	0	615,315	3,159,960	0	615,315	3,159,960
45	0	1,000,000	4,709,000	0	423,412	4,662,376	0	423,412	4,662,376
50	0	0	6,983,772	0	0	6,983,772	0	0	6,983,772

(1)	Assumes no policy loan or partial surrender has been made.

We emphasize that the hypothetical investment rates of return shown above are illustrative only and you should not deem them to be a representation of past or future investment rates of return. Actual rates of return may be more or less than those shown and will depend on a number of factors including the investment allocations made by a policyowner and the investment experience of the portfolios of the Funds. The death benefit, Cash Value, and Cash Surrender Value for a policy would be different from those shown if the actual gross annual rates or return averaged 0%, 6%, or 10% over a period of years, but also fluctuated above or below those averages for individual Policy Years. They would also be different if any policy loans or partial surrenders were made. Neither NYLIAC, the Separate Account, nor the Funds represent that these hypothetical rates or return can be achieved for any one year or sustained over a period of time.

OBTAINING ADDITIONAL INFORMATION

The Statement of Additional Information (“SAI”) contains additional information about New York Life Variable Universal Life Accumulator (“VUL”) and New York Life Survivorship Variable Universal Life Accumulator (“SVUL”), including information about compensation arrangements. The SAI is available without charge upon request. You can request a paper copy of the SAI by mail (at the VPSC at one of the addresses listed on the first page of this prospectus (or any other address we indicate to you in writing), through the internet on our corporate website (www.newyorklife.com), or by phone on our toll-free number (1-800-598-2019). The current SAI is incorporated by reference into this prospectus and has been filed with the SEC.

TABLE OF CONTENTS FOR THE

STATEMENT OF ADDITIONAL INFORMATION (“SAI”)

General Information and History	2
Additional Information About the Operations of the Policies	2
Distribution and Compensation Arrangements	24
Underwriting a Policy	25
Additional Information About Charges	26
Loans	31
Surrender of Your Policy	31
Financial Statements	32
NYLIAC & Separate Account Financial Statements	F-1

Information about VUL and SVUL (including the SAI) can be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 202-942-8090. Reports and other information about VUL and SVUL are available on the SEC’s internet site at http://www.sec.gov. Copies of this information may be obtained, upon payment of a duplicating fee, by writing to the Public Reference Section of the SEC at 100 F Street, NE, Washington, DC 20549.

For a personalized illustration or additional information about your policy, contact your Registered Representative or call our toll-free number, 1-800-598-2019.

SEC File Number: 811-07798

81

Statement of Additional Information

dated

May 1, 2014

for

New York Life Variable Universal Life Accumulator

and

New York Life Survivorship Variable Universal Life Accumulator

from

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION (“NYLIAC”)

This Statement of Additional Information (“SAI”) is not a prospectus. The SAI contains information that expands upon subjects discussed in the current New York Life Variable Universal Life Accumulator Insurance (“VUL”) and New York Life Survivorship Variable Universal Life Accumulator Insurance (“SVUL”) prospectus. You should read the SAI in conjunction with the current prospectus dated May 1, 2014 and any supplements thereto. This SAI is incorporated by reference into the prospectus. You may obtain a paper copy of the prospectus by calling NYLIAC at 1-800-598-2019 or by writing to NYLIAC at the VPSC at one of the addresses listed on the first page of the prospectus (or any other address we indicate to you in writing). The prospectus is also posted on our corporate website, www.newyorklife.com. Capitalized terms used but not defined in the SAI have the same meaning as in the current prospectus.

VUL and SVUL are offered under NYLIAC Variable Universal Life Separate Account-I.

GENERAL INFORMATION AND HISTORY

The VUL and SVUL prospectus and SAI describe two flexible premium variable universal life insurance policies that NYLIAC issues: the New York Life Variable Universal Life Accumulator (VUL) and the New York Life Survivorship Variable Universal Life Accumulator (SVUL).

About NYLIAC

NYLIAC is a stock life insurance company incorporated in Delaware in 1980. NYLIAC is licensed to sell life, accident, and health insurance and annuities in the District of Columbia and all states. In addition to the policies described in the prospectus, NYLIAC offers other life insurance policies and annuities. NYLIAC’s financial statements are also included in this SAI. NYLIAC’s principal business address is 51 Madison Avenue, New York, New York 10010.

NYLIAC is a wholly-owned subsidiary of NYLIC, a mutual life insurance company founded in New York in 1845. NYLIAC had total assets amounting to $132.6 billion at the end of 2013. NYLIC has invested in NYLIAC, and will occasionally make additional contributions to NYLIAC in order to maintain capital and surplus in accordance with state requirements.

About NYLIAC Variable Universal Life Separate Account—I

NYLIAC Variable Universal Life Separate Account—I (the “Separate Account”) is a segregated asset account that NYLIAC established to receive and invest your Net Premiums. NYLIAC established the Separate Account on June 4, 1993 under the laws of the State of Delaware, in accordance with resolutions set forth by the NYLIAC Board of Directors. The Separate Account is registered as a unit investment trust with the SEC under the Investment Company Act of 1940, as amended. This registration does not mean that the SEC supervises the management, investment practices, or policies of the Separate Account.

Tax Status of NYLIAC and the Separate Account

NYLIAC is taxed as a life insurance company under IRC Subchapter L. The Separate Account is not a taxable entity separate from NYLIAC, and we take its operations into account in determining NYLIAC’s income tax liability. As a result, NYLIAC takes into account applicable tax attributes of the assets of the Separate Account on its corporate income tax return, including corporate dividends received deductions and foreign tax credits that may be produced by assets of the Separate Account. All investment income and realized net capital gains on the assets of the Separate Account are reinvested and taken into account in determining policy Cash Values and are applied automatically to increase the book reserves associated with the policies. Under existing federal income tax law, neither the investment income nor any net capital gains of the Separate Account are taxed to NYLIAC to the extent that those items are applied to increase tax deductible reserves associated with the policies.

ADDITIONAL INFORMATION ABOUT THE OPERATION OF THE POLICIES

The prospectus provides information about the policy and its riders. The following is additional information about these terms.

Investment Divisions

As discussed in the prospectus, the following are the available Eligible Portfolios of each Fund:

MainStay VP Funds Trust:

•	MainStay VP Balanced—Initial Class

•	MainStay VP Bond—Initial Class

•	MainStay VP Cash Management—Initial Class

•	MainStay VP Common Stock—Initial Class

2

•	MainStay VP Conservative Allocation—Initial Class

•	MainStay VP Convertible—Initial Class

•	MainStay VP Cornerstone Growth—Initial Class

•	MainStay VP DFA/DuPont Capital Emerging Markets Equity—Initial Class

•	MainStay VP Eagle Small Cap Growth—Initial Class

•	MainStay VP Floating Rate—Initial Class

•	MainStay VP Government—Initial Class

•	MainStay VP Growth Allocation—Initial Class

•	MainStay VP High Yield Corporate Bond—Initial Class

•	MainStay VP ICAP Select Equity—Initial Class

•	MainStay VP Income Builder—Initial Class

•	MainStay VP International Equity—Initial Class

•	MainStay VP Janus Balanced—Initial Class

•	MainStay VP Large Cap Growth—Initial Class

•	MainStay VP Marketfield—Initial Class

•	MainStay VP MFS® Utilities—Initial Class

•	MainStay VP Mid Cap Core—Initial Class

•	MainStay VP Moderate Allocation—Initial Class

•	MainStay VP Moderate Growth Allocation—Initial Class

•	MainStay VP PIMCO Real Return—Initial Class

•	MainStay VP S&P 500 Index—Initial Class

•	MainStay VP T. Rowe Price Equity Income—Initial Class

•	MainStay VP Unconstrained Bond—Initial Class

•	MainStay VP U.S. Small Cap—Initial Class

•	MainStay VP Van Eck Global Hard Assets—Initial Class

AIM Variable Insurance Funds (Invesco Variable Insurance Funds):

•	Invesco V.I. American Value Fund—Series I

•	Invesco V.I. International Growth Fund—Series I

AllianceBernstein Variable Products Series Fund, Inc.:

•	Alliance Bernstein VPS Small/Mid Cap Value Portfolio—Class A

American Funds Insurance Series®:

•	American Funds® IS New World Fund®—Class 2

BlackRock® Variable Series Funds, Inc.:

•	BlackRock® Global Allocation V.I. Fund—Class III

•	BlackRock® High Yield V.I. Fund—Class I

Delaware VIP® Trust

3

•	Delaware VIP® Emerging Markets Series—Standard Class

•	Delaware VIP® Small Cap Value Series—Standard Class

Dreyfus Investment Portfolios:

•	Dreyfus IP Technology Growth Portfolio—Initial Class

DWS Variable Series II:

•	DWS Small Mid Cap Value VIP—Class A

Fidelity® Variable Insurance Products Fund:

•	Fidelity® VIP Contrafund® Portfolio—Initial Class

•	Fidelity® VIP Equity-Income Portfolio—Initial Class

•	Fidelity® VIP Freedom 2020 Portfolio—Initial Class

•	Fidelity® VIP Freedom 2030 Portfolio—Initial Class

•	Fidelity® VIP Freedom 2040 Portfolio—Initial Class

•	Fidelity® VIP Growth Opportunities Portfolio—Initial Class

•	Fidelity® VIP Mid Cap Portfolio—Initial Class

Janus Aspen Series:

•	Janus Aspen Global Research Portfolio—Institutional Class

MFS® Variable Insurance Trust:

•	MFS® Investors Trust Series—Initial Class

•	MFS® New Discovery Series—Initial Class

•	MFS® Research Series—Initial Class

MFS® Variable Insurance Trust II:

•	MFS® International Value Portfolio—Initial Class

Neuberger Berman Advisers Management Trust:

•	Neuberger Berman AMT Mid Cap Growth Portfolio—Class I

PIMCO VIT Series:

•	PIMCO VIT Foreign Bond Portfolio (US Dollar-Hedged)—Institutional Class

•	PIMCO VIT Total Return Portfolio—Institutional Class

Royce Capital Fund:

•	Royce Micro-Cap Portfolio—Investment Class

The Universal Institutional Funds, Inc.:

•	UIF U.S. Real Estate Portfolio—Class I

Van Eck VIP Trust:

•	Van Eck VIP Multi-Manager Alternatives Fund—Initial Class

The Funds and Eligible Portfolios offered though this product are selected by NYLIAC based on several criteria, including asset class coverage, the strength of the manager’s reputation and tenure, brand recognition, performance, and the capability and qualification of each sponsoring investment firm. An affiliate of NYLIAC manages the MainStay VP Funds Trust and that was a factor in its selection. Another factor that NYLAIC considers during the selection process is whether the Fund or Eligible Portfolio or an affiliate of the Fund will

4

compensate NYLIAC for providing administrative, marketing, and support services that would otherwise be provided by the Fund, the Fund’s investment advisor, or its distributor.

The Funds’ shares may be available to certain separate accounts we use to fund our variable annuity policies. This is called “mixed funding.” The Funds’ shares may be available to separate accounts of insurance companies that are not affiliated with NYLIAC and, in certain instances, to qualified plans. This is called “shared funding.” Although we do not anticipate that any difficulties will result from mixed and shared funding, it is possible that differences in tax treatment and other considerations may cause the interests of owners of various contracts participating in the Funds to be in conflict. The Board of Directors/Trustees of each Fund, the Funds’ investment advisers, and NYLIAC are required to monitor events to identify any material conflicts that arise from the use of the Funds for mixed and shared funding. In the event of a material conflict, we could be required to withdraw from an Eligible Portfolio. For more information about the risks of mixed and shared funding, please refer to the relevant Fund prospectus.

The investment experience of an Investment Division of the Separate Account reflects increases or decreases in the net asset value of the shares of the underlying Fund, any dividend or capital gains distributions declared by the Fund, and any charges against the assets of the Investment Division. We determine this investment experience each Valuation Day, which is when the net asset value of the underlying Fund is determined. The actual net rate of return for an Investment Division measures the investment experience from the end of one Valuation Day to the end of the next Valuation Day.

Additions, Deletions, or Substitutions of Investments

We may add, delete, or substitute the Eligible Portfolio shares held by any Investment Division, within certain limits. We may eliminate the shares of any of the Eligible Portfolios and substitute shares of another Portfolio of a Fund or of another registered open-end management investment company or other investment vehicles. We may do this if the shares of an Eligible Portfolio are no longer available for investment or if we, in our sole discretion, decide that investment in an Eligible Portfolio is inappropriate given the purposes of the Separate Account. A new Eligible Portfolio may have higher fees and charges than the one it replaces. We will not substitute shares attributable to your interest in an Investment Division until you have been notified of the change, as required by the 1940 Act and we have obtained any necessary regulatory approvals.

We may establish new Investment Divisions and/or eliminate one or more Investment Divisions when marketing, tax, investment, or other conditions make it appropriate. We may decide whether or not the new Investment Divisions should be made available to existing policyowners.

If we make a substitution or change to the Investment Divisions, we may change your policy to reflect such substitution or change. We also reserve the right to: (a) operate the Separate Account as a management company under the 1940 Act, (b) deregister it under such Act in the event such registration is no longer required, (c) combine the Separate Account with one or more other separate accounts, and (d) restrict or eliminate the voting rights of persons having voting rights as to the Separate Account, as permitted by law.

Reinvestment

We automatically reinvest all dividends and capital gains distributions from Eligible Portfolios in additional shares of the distributing Portfolio at their net asset value on the date the dividends or distributions are paid.

Changing the Face Amount of Your Policy

You can request one increase in the Face Amount each Policy Year of your policy if all of the following conditions are met:

•	the insured is (under VUL) or both insureds are (under SVUL) is still living;

•	the insured is age 80 or younger (under VUL) or the older insured is age 80 or younger (under SVUL);

•	the increase you are requesting is $5,000 or more;

•	the requested increase will not cause the policy’s Face Amount to exceed our maximum limit on the risk

5

we retain, which we set at our discretion; and

•

you submit a written application signed by the insured(s) and the policyowner(s) to either your registered representative or to VPSC at one of the addresses listed on the first page of prospectus (or any other address we indicate to you in writing) along with satisfactory evidence of insurability.

We can limit any increase in the Face Amount of your policy.

You can request one decrease in the Face Amount of your policy each Policy Year if all of the following conditions are met:

•	the insured (under VUL) or last surviving insured (under SVUL) is still living;

•	the decrease you are requesting will not reduce the policy’s Face Amount below $50,000 (under VUL) or $100,000 (under SVUL); and

•	you submit a written application signed by the policyowner(s) to VPSC at one of the addresses listed on the first page of the prospectus (or any other address we indicate to you in writing).

We may limit any decrease in the Face Amount of your policy.

Additional Information About the Amount in the Separate Account: Valuation of Accumulation Units

The value of an accumulation unit on any Valuation Day equals the value of an accumulation unit on the preceding Valuation Day multiplied by the net investment factor. We calculate a net investment factor for the period from the close of the New York Stock Exchange on the immediately preceding Valuation Day to its close on the current Valuation Day using the following formula:

(a/b)

Where: a = the sum of:

(1)	the net asset value of the Fund share held in the Separate Account for that Investment Division at the end of the current Valuation Day, plus

(2)	the per share amount of any dividends or capital gains distributions made by the Fund for shares held in the Separate Account for that Investment Division if the ex-dividend date occurs during such period; and

b = the net asset value of the Fund share held in the Separate Account for that Investment Division at the end of the preceding Valuation Day.

The net investment factor may be greater or less than one. Therefore, the value of an accumulation unit may increase or decrease.

Additional Benefits Through Riders and Options

The following riders and options are (or have been) available with this policy, and a description of each is provided in the current prospectus:

Living Benefits Rider

Life Extension Benefit Rider

Level First-To-Die Term Rider (SVUL Policies Only)

Spouse’s Paid-Up Insurance Purchase Option Rider (VUL Policies Only)

Guaranteed Minimum Death Benefit Rider

Term Insurance on Other Covered Insured Rider (VUL Policies Only)

Guaranteed Insurability Rider (VUL Policies Only)

Insurance Exchange Rider (VUL Policies Only)

Monthly Deduction Waiver Rider (VUL Policies Only)

Accidental Death Benefit Rider (VUL Policies Only)

Children’s Insurance Rider (VUL Policies Only)

Guaranteed Minimum Accumulation Benefit Rider

6

Waiver of Specified Premium Rider (VUL Policies Only)

Riders and options are subject to regulatory approval in each jurisdiction and may not be available in all jurisdictions. In addition, the rider name and the requirements for any rider may vary by jurisdiction. You should contact your registered representative to determine whether a rider or option you are considering is available in your jurisdiction. Additional information for specific riders and options appears below.

There may be an additional charge for a rider. Subject to availability in each jurisdiction, the Spouse’s Paid-Up Insurance Purchase Option Rider (described below) is included in the VUL policy. This Rider is not available on the SVUL policy. The Level First-to-Die Term Rider is available for purchase only with the SVUL policy. The Living Benefits Rider and the Insurance Exchange Rider are available only on Non-Qualified Policies. All other riders are available on both Non-Qualified and Qualified Policies.

7

Living Benefits Rider (also known as Accelerated Benefits Rider)

Under this rider, if the insured (under VUL) or last surviving insured (under SVUL) has a life expectancy of twelve months or less, you may request a portion or all of the Policy Proceeds as an accelerated death benefit. You must elect this rider in order to have it included in your policy. Under the VUL Policy, this election can be made at any time. Under the SVUL Policy, you can elect this rider only after the first death of an insured. This rider is not available on Qualified Policies.

You can cancel this rider at any time by sending us a signed written notice at one of the addresses listed on the first page of the prospectus (or any other address we indicate to you in writing). This rider will end on the date we receive your request.

You may elect to receive an accelerated death benefit of 25%, 50%, 75%, or 100% of certain eligible proceeds from your Policy Proceeds. We will pay you an amount equal to:

Elected percentage	X	Eligible proceeds	X	Interest factor	-	Administrative fee (up to $150)	-	Elected percentage of an unpaid policy loan

Minimum accelerated benefit amount: $25,000.

Maximum accelerated benefit amount: $250,000 (total for all of your NYLIAC and affiliated companies policies).

If you accelerate less than 100% of the eligible proceeds, the remaining Face Amount of your policy after we pay this benefit must be at least $50,000. We do not permit any subsequent acceleration.

When we make a payment under this rider, we will reduce your policy’s Face Amount, rider death benefits, monthly deductions, Cash Value, and any unpaid policy loan based on the percentage you elected. We will deduct an administrative fee of $150 at the time you exercise the rider.

Amounts received under this rider generally will be excludable from your gross income under IRC Section 101(g). The exclusion from gross income will not apply, however, if you are not the insured or if you do not have an insurable interest in the life of the insured either because the insured is your director, officer, or employee, or because the insured has a financial interest in a business of yours.

In some cases, there may be a question as to whether a life insurance policy that has an accelerated living benefit rider can meet certain technical aspects of the definition of a “life insurance contract” under the IRC. We reserve the right (but we are not obligated) to modify the rider to conform to any requirements the IRS may enact.

Life Extension Benefit Rider

Under this rider, on the policy anniversary on which the insured (under VUL) or younger insured (under SVUL) is (or would have been) age 100, the Life Insurance Benefit will continue to equal the Life Insurance Benefit of the policy payable under any riders in effect on the date of the insured’s (under VUL) or younger insured (under SVUL) death. Without this rider, on the policy anniversary on which the insured or younger insured is (or would have been) age 100, the Life Insurance Benefit would be equal to the policy’s Cash Value. You can cancel this rider by sending us a signed written notice. This rider will end on the Monthly Deduction Day on or next following receipt of your request.

Level First-To-Die Term Rider (SVUL Policies Only)

This rider provides a level term insurance death benefit that we will pay when either insured dies while this rider is in effect. We will only pay the benefit under this rider once, even if both insureds die at the same time. You may decrease the face amount of this rider as long as you do not decrease it below the minimum amount we require to issue the rider. You may not increase the face amount of this rider. You may cancel this rider at any time by sending us a signed notice. The rider will end on the Monthly Deduction Day on or next following receipt of your request.

8

Spouse’s Paid-Up Insurance Purchase Option Rider

This rider allows a spouse who is the beneficiary under the policy to purchase a new paid-up whole life insurance policy on his or her own life without evidence of insurability when the insured dies. Subject to state availability, this rider is included in the VUL policy.

The maximum Face Amount of the spouse’s new paid-up whole life policy is the lesser of:

(1) the maximum amount of the Policy Proceeds payable under this policy (before any unpaid loan is deducted); or

(2) $5,000,000.

If the insured’s spouse dies at the same time as the insured or within 30 days after the insured’s death and does not exercise the option under this rider, we will pay a benefit to the spouse’s estate equal to the maximum amount of insurance coverage that could have been purchased under this rider, minus the premium payment that would have been required for that insurance (cannot exceed a maximum of $2.5 million).

If a third party (including a trust) is the policyowner and beneficiary under the policy, that third party can also exercise the option and purchase a paid-up whole life policy on the life of the spouse. The policyowner must have an insurable interest in the life of the spouse and the spouse must consent to the issuance of the new insurance in writing.

Guaranteed Minimum Death Benefit (GMDB) Rider

As long as this rider is in effect and the benefit period has not expired, this rider guarantees that your policy will never lapse due to its Cash Surrender Value being insufficient to cover the current monthly deduction charges. Under this rider, if your total monthly deduction charges are greater than your policy’s Cash Surrender Value, we will deduct as much of the monthly deduction charges from the Cash Value as possible. We will then waive any excess amount of these charges including the charge for this and any other rider. Generally, this rider is available with a benefit period up to the insured’s age 100 (under VUL) or the younger insured’s age 100 (under SVUL). This rider is available as long as the benefit period is at least ten years.

You may cancel this rider at any time by sending us a signed written notice. This rider will end on the Monthly Deduction Day on or next following receipt of your request.

In exchange for the guarantee provided by this rider, you must make certain premium payments into your policy to keep the rider in force. The premium you must pay under this rider varies by policy and is called the monthly “Guaranteed Minimum Death Benefit (GMDB) premium.” You will find it on your Policy Data Page. The monthly GMDB premium may change if you modify your policy or any of the riders attached to your policy. Although this premium is expressed as a monthly premium, you do not need to pay it on a monthly basis. Rather, we will perform a GMDB premium test each month to determine if you have made enough cumulative premium payments to keep the rider in effect.

If your policy does not satisfy the GMDB premium test and your policy fails the test by an amount that is more than one monthly GMDB premium, we will notify you that your policy has failed this test. The rider will terminate unless you make a premium payment in an amount necessary to pass the GMDB premium test before the next Monthly Deduction Day. If the rider terminates, we will reinstate it if we receive the required premium payment before the Monthly Deduction Day that follows the date the rider terminated. If the rider terminates during a period when the rider benefit is in effect, your policy will enter the late period and will lapse unless the required payment is made.

Having this rider affects your ability to take policy loans in the following way:

(a) If you take a loan during the first two Policy Years, this rider will end.

(b) After the first two Policy Years, you may take loans within certain limits. On the day you take a loan (or when any unpaid loan interest is charged as an additional loan), the Cash Surrender Value of your policy less the new loan and the amount of any current outstanding loan balance must be greater

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than the cumulative monthly GMDB premiums which were required up to the time you take the loan, accumulated at an annual effective interest rate of up to 6.0% as of that date.

Term Insurance on Other Covered Insured (“OCI”) Rider (VUL Policies Only)

The minimum amount of term insurance that you can apply for under this rider is $25,000. The term insurance under this rider will end when the Primary Insured dies. However, provided the rider is in effect, you can convert the term insurance on any living OCI under age 70 to any permanent plan of insurance we offer within 31 days after the Monthly Deduction Day on or following the date of the Primary Insured’s death. To convert the term insurance for any living OCI pursuant to the restrictions noted above, you must send a written request in a form acceptable to us to VPSC at one of the addresses listed on the first page of the prospectus (or any other address we indicated to you in writing). The term insurance under this rider also will end if the base policy ends. In no event will this rider continue beyond the policy anniversary on which the Primary Insured is age 100.

We refer to any person who is covered under this rider as an “Other Covered Insured.” This rider is not available on the Primary Insured.

Guaranteed Insurability Rider (VUL Policies Only)

Scheduled option dates are the policy anniversaries on which the Primary Insured attains each of the following ages: 22, 25, 28, 31, 34, 40, 43, and 46. An alternative option date is the Monthly Deduction Day on or following the date that is three months after any of these events:

•	the marriage of the Primary Insured;

•	the birth of a living child to the Primary Insured; or

•	the legal adoption of a child by the Primary Insured.

If elected, the new policy or increase in Face Amount will take effect as of a scheduled or alternative option date. This date always will be a Monthly Deduction Day. When one of the events that would trigger an alternative option date occurs, we will automatically provide term insurance for any period before or after a scheduled option date. If you purchase additional insurance coverage on an alternative option date, you may not purchase additional insurance coverage on the next scheduled option date.

In order to exercise this rider’s benefit on an option date, the rider must be in effect on that date. The minimum amount of additional insurance coverage that you can purchase on each option date is $10,000 and the maximum amount is the lesser of $150,000 or a multiple of the policy’s Face Amount based on the Primary Insured’s age when the policy was Issued, The multiples are set forth below:

Age At Issue	Multiple
18-21	5 times Face Amount
22-37	2 times Face Amount
38-43	1 times Face Amount

This rider will end on the policy anniversary on which the Primary Insured is age 46. However, if any of the events that trigger an alternative option date occurs within 3 months before that anniversary, you will continue to have the right to purchase additional Insurance coverage until that option date. We will provide the automatic term insurance coverage up to that option date as well.

Insurance Exchange Rider (VUL Policies Only)

When an exchange is made to a new policy the Cash Value of your policy will be transferred to the new policy and become the Cash Value for the new policy. However, the Cash Surrender Value under the new policy may be different since surrender charges will be based on the new insured’s age and gender. Please note that in order to exercise the Insurance Exchange Rider, you must send a completed Insurance Exchange Rider form to VPSC at one of the addresses listed on the first page of the prospectus (or any other address we indicate to you in writing).

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The maximum Face Amount of the new policy is the lesser of the Face Amount of the original policy on the Policy Date or the Face Amount of the original policy on the date of the exchange.

Before we can issue the new policy, you must provide us with evidence of insurability on the new insured and have an insurable interest in the new insured. The Policy Date and the Issue Date of the new policy will be the date on which the policy is exchanged. The new cost of insurance rates, premium payments and charges will be based on the new insured’s age, gender, and risk classification at the time the exchange occurs. However, surrender charges on the new policy will be measured from the Policy Date of the original policy.

Under certain circumstances, you may be required to make a payment in order to exercise the exchange rider:

(1)	If the Cash Surrender Value of the new policy will exceed the Cash Surrender Value of the original policy, then a payment equal to 103% of the difference between these two values is required.

(2)	If the Cash Surrender Value of the new policy after the exchange would be zero or lower, then a payment in an amount sufficient to keep the new policy in effect for two months following the date of exchange will be required.

These payments will be treated as a premium payment and will be applied to your policy.

The IRS has ruled that an exchange of policies pursuant to this type of rider does not qualify as a tax-deferred exchange under IRC Section 1035. Accordingly, the exercise of your rights under this rider will result in a taxable event. You will be required to include in gross income an amount equal to the gain in the policy. The exercise of your rights under this rider also may result in the new policy’s classification as a modified endowment contract, as discussed in the prospectus. You should consult your tax adviser about the potential adverse tax consequences of exercising your rights under this rider.

Monthly Deduction Waiver Rider (VUL Policies Only)

You must provide proof that the Primary Insured has been totally disabled for at least six consecutive months before we will waive any monthly deduction charges. We will waive the monthly deduction charges as long as the disability continues. From time to time we may require proof that the insured is totally disabled. We will pay for any medical examination necessary in connection with such proof.

In addition, the following special rules apply:

•

If the total disability begins on or before the policy anniversary on which the Primary Insured is age 60 and continues to the policy anniversary on which the insured is age 65, we will waive the monthly deduction charges under this policy for the remainder of the time that the policy is in effect. We will not require any further proof of disability.

•

If the total disability begins after the policy anniversary on which the Primary Insured is age 60 but before age 65, we will waive the monthly deduction charges, as long as the disability continues, until the policy anniversary on which the Primary Insured is age 65.

We will not waive the monthly deduction charges for any disability that begins on or after the policy anniversary on which the Primary Insured is age 65.

In the event of the total disability (as defined in the rider), we will waive the following deductions from Cash Value on each Monthly Deduction Day:

•	the monthly cost of insurance for the base policy;

•	the monthly cost of riders, if any;

•	the monthly contract charge;

•	the monthly per thousand charge, if any; and

•	the monthly Mortality and Expense Risk charge.

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If you elect the Monthly Deduction Waiver Rider, you may not elect the Waiver of Specified Premium Rider. If you have elected the GMDB Rider, you will not be charged for, or receive a benefit under that rider whenever monthly deduction charges are being waived under the Monthly Deduction Waiver Rider.

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Accidental Death Benefit Rider (VUL Policies Only)

We will pay the additional death benefit if the Primary Insured dies within one year of such accident. No benefit is payable under the rider if the death of the insured occurs before the insured’s first birthday or after the policy anniversary on which the insured is age 70.

Children’s Insurance Rider (VUL Policies Only)

A child born to, or legally adopted by, the Primary Insured while the rider is in effect is also a covered child. For a child to be covered under this rider, he or she must be age 18 or younger when this rider is issued, or when that child would otherwise be covered. However, no child is covered under this rider until the 15th day after birth.

If the Primary Insured dies while this rider is in effect, the term insurance on each covered child will continue at no additional cost. This is known as paid-up insurance. Although paid-up insurance has no loan value, it does have cash value and can be surrendered for its cash value.

When you apply for this rider, you must specify how many units of insurance coverage will apply to each covered child. You may purchase one to twenty-five units of coverage on each child. Each unit provides $1,000 of level term insurance. The number of units must be for the same child. Each child covered under this rider is issued in a standard risk class.

The term insurance coverage, or the paid-up insurance, on each covered child will end on the earlier of:

•	The policy anniversary on which the covered child is age 25; or

•	The policy anniversary on which the Primary Insured, is, or would have been, age 65.

Within 31 days after the date on which the term insurance ends, you or the covered child can convert the term insurance to any permanent plan of insurance we offer, without any evidence of insurability. The maximum face amount of the new policy is five times the amount of the term insurance coverage on the covered child. The premium rates for the new policy will be based on the age and sex of the covered child, and our premium rates in effect on the date of conversion.

Guaranteed Minimum Accumulation Benefit (GMAB) Rider

The Guaranteed Minimum Accumulation Benefit (GMAB) Rider provides a guarantee that at the end of the 12th Policy Year, your Separate Account Value will not be less than the Adjusted GMAB Account Value. At the end of the 12th Policy Year, if the Separate Account Value is less that the Adjusted GMAB Account Value, the Separate Account Value will be increased to equal the Adjusted GMAB Account Value (“Rider Exercise”). If the Separate Account Value is more than the Adjusted GMAB Account Value at this date, the Separate Account Value will not be increased.

The initial GMAB Account Value is equal to the initial Net Premiums allocated to the GMAB Investment Divisions. On any Monthly Deduction Day thereafter, a calculation equal to (a + b + c – d – e – f + g) will be performed to determine the GMAB Account Value where:

a =	the GMAB Account Value on the prior Monthly Deduction Day;

b =	the sum of all Net Premiums allocated to the GMAB Investment Divisions since the prior monthly deduction day;

c =	any amounts transferred (or otherwise added) to the GMAB Investment Divisions since the prior Monthly Deduction Day;

d =	the portion of the monthly deductions from cash value and separate account charges (including the GMAB Rider Charge) deducted from the GMAB Investment Divisions on that Monthly Deduction Day:

e =	the amount of any GMAB Proportional Transfer(s) made since the prior Monthly Deduction Day;

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f =	the amount of any GMAB Proportional Withdrawal(s) taken since the prior monthly Deduction Day; and

g =	the product of (i) x (ii) where:

(i)	= the GMAB Interest Rate; and

(ii)	= (a + b + c – d – e – f) minus any outstanding loans and accrued loan interest.

The GMAB Interest rate will never be less than 2% on an annualized basis. For purposes of calculating the GMAB Account Value, any amounts you are permitted to retain in certain discontinued GMAB Allocation Alternatives will be counted as cash value held in the GMAB Investment Divisions. A GMAB Proportional Transfer is equal to the amount you transfer (or is otherwise deducted) from the GMAB Investment Divisions to the Fixed Account, divided by the cash value attributable to the GMAB Investment Divisions immediately preceding this transfer, multiplied by the GMAB Account Value on the effective date of the transfer. A GMAB Proportional Withdrawal is equal to the sum of the partial surrenders (including associated fees or charges, if any) deducted from the GMAB Investment Divisions, divided by the cash value attributable to the GMAB Investment Divisions immediately preceding the surrender, multiplied by the GMAB Account Value on the effective date of the surrender.

The GMAB Account Value does not include any amounts allocated, or subsequently transferred from the GMAB Investment Divisions, to the Fixed Account. The GMAB Account Value may be less than the Separate Account Value of the policy and may be less than the total premiums paid. The Rider does not guarantee a return of principal. The GMAB Account Value is not available for payment of any monthly deductions from cash value and/or separate account charges; loans or loan repayments; surrenders, partial surrenders or periodic partial withdrawals; premium payments; or to reinstate a policy. You will not receive the GMAB Account Value on a 1035 exchange or other policy exchange, or as part of a Life Insurance Benefit (other than those that may be paid in connection with Section 7702 of the IRC).

To be eligible for the GMAB Rider, you must allocate all of your cash value to the GMAB Allocation Alternatives. If you have elected the rider, the only Asset Allocation Model you can select is the Conservative Asset Allocation Model as that Model is comprised entirely of Investment Divisions that are consistent with the GMAB Allocation Alternatives. All subsequent premium payments and/or transfers must be made to one or more of these GMAB Allocation Alternatives. If you make a premium payment or a transfer to an allocation alternative other than a GMAB Allocation Alternative, your election will be pended and you will be given the opportunity to cancel or modify your election. If you choose to make this election after notification, the GMAB Rider will end and you will be charged a cancellation fee. We may make changes to the GMAB Allocation Alternatives available with the GMAB Rider by discontinuing a GMAB Investment Division because it has been: (1) closed; (2) merged with an Investment Division not offered as a GMAB Allocation Alternative; or (3) otherwise restricted by that Investment Division’s investment advisor. We will promptly notify you of any such change and request conforming allocation and/or transfer instructions from you. If we do not receive these instructions within 60 days of notification, we will transfer the amount in your discontinued GMAB Allocation Alternative to the Mainstay VP Cash Management Investment Division, or a similar replacement GMAB Allocation Alternative. Any loan repayments, partial withdrawals or premium payments that were directed to the discontinued GMAB Allocation Alternative will also be reallocated to the Mainstay VP Cash Management Investment Division, or a similar replacement GMAB Allocation Alternative, if not reallocated by you. We may also discontinue offering a GMAB Allocation Alternative at any time. If we do so, any funds already allocated to that discontinued GMAB Allocation Alternative may remain, but no additional funds may be allocated, reallocated, or transferred to that allocation alternative. If we do not receive conforming instructions for future allocations or transfers, we will allocate these amounts to the Mainstay VP Cash Management Investment Division, or a similar replacement GMAB Allocation Alternative.

You are not eligible for the GMAB Rider if you have elected the Cash Value Accumulation Test as the policy’s Life Insurance Qualification Test. At the end of the 12th Policy Year, you have the option to elect another benefit period under a new GMAB Rider if we receive your election notice by the date specified in the Rider. The GMAB Rider Charge and the GMAB Interest Rate for the new GMAB Rider will be based on the rates then in effect.

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You may cancel the Rider at any time. To cancel the Rider, you must send a signed notice to VPSC at one of the addresses noted on the first page of the Prospectus (or any other address we indicate to you in writing). If a cancellation occurs prior to the end of the 12th Policy Year, a cancellation fee of no more than 2% of the Adjusted GMAB Account Value may apply. The Rider will end on the date we receive your request. The Rider will also end if the insured dies prior to the end of the benefit period; the policy ends, is surrendered or lapses; at the end of the 12th Policy Year; or if you choose to make a premium payment or transfer to an allocation alternative other than a GMAB Allocation Alternative after notification. The Rider provides no benefit if you surrender the policy (or cancel the Rider) before the end of the 12th Policy Year. It also provides no benefit if the policy lapses, even if the Adjusted GMAB Account Value is greater than the Separate Account Value.

Waiver of Specified Premium (WSP) Rider (VUL Policies Only)

You must provide proof that the insured has been totally disabled for at least six consecutive months before we will pay the WSP Amount into the policy. Written notice and proof of total disability must be provided to us in a form we approve at VPSC, or any other location that we indicate to you in writing, while the insured is living and has a total disability, or as soon as it can reasonably be done. From time to time, we may require proof that the insured is totally disabled. We will pay for any medical examination necessary in connection with such proof.

We will pay the WSP Amount until: (a) the period of total disability ends; (b) the policy anniversary on which the insured is age 65; or (c) the policy ends or is surrendered, whichever comes first. The WSP Amount will be applied to the Investment Options of the policy in accordance with your premium allocation election in effect at that time. For purposes of calculation of the WSP Amount, the Term Insurance on Other Covered Insured Rider is the only Applicable Rider. Monthly WSP rider charges are waived during any period when the WSP Amount is being paid.

You may cancel the rider at any time by sending us a signed notice. The rider ends on the earlier of any of the following events: when the policy ends, when the policy is surrendered, or on the policy anniversary on which the insured is age 65. Note: Payment of the WSP Amount does not guarantee that your VUL policy will not lapse. You may be required to pay additional premiums during a period of total disability to maintain the policy in force.

Options Available at No Additional Charge

•	Dollar Cost Averaging

Dollar Cost Averaging is a systematic method of investing which allows you to purchase shares of the Investment Divisions at regular intervals in fixed dollar amounts so that the cost of your shares is averaged over time and over various market cycles. The main objective of Dollar Cost Averaging is to achieve an average cost per share that is lower than the average price per share in a fluctuating market. Because you transfer the same dollar amount to a given Investment Division with each transfer, you purchase more units in an Investment Division if the value per unit is low and fewer units if the value per unit is high. Therefore, you may achieve a lower than average cost per unit if prices fluctuate over the long term. Similarly, for each transfer out of an Investment Division, you sell more units in an Investment Division if the value is low and fewer units if the value per unit is high. Dollar Cost Averaging does not assure growth or protect against a loss in declining markets. Because it involves continuous investing regardless of price levels, you should consider your financial ability to continue investing during periods of low price levels.

If you decide to use the Dollar Cost Averaging feature, we will ask you to specify:

(1) the dollar amount you want to have transferred (minimum transfer: $100);

(2) the Investment Division you want to transfer money from;

(3) the Investment Divisions and/or Fixed Account you want to transfer money to;

(4) the date on which you would like the transfers to be made, within limits; and

(5) how often you would like the transfers made: monthly, quarterly, semiannually, or annually.

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You may not make Dollar Cost Averaging transfers from the Fixed Account, but you can make Dollar Cost Averaging transfers into the Fixed Account. In addition, you cannot make transfers into the DCA Plus Account. Transfers out of the DCA Plus Account are subject to the DCA Plus Program (see below).

We will make Dollar Cost Averaging transfers on the date you specify, or if the date you specify is not a Business Day, on the next Business Day. You can specify any day of the month other than the 29th, 30th or 31st of the month. To process a Dollar Cost Averaging transfer you must send a written request, in a form acceptable to us, to VPSC at one of the addresses listed on the first page of the prospectus (or by any other method we make available or any other address we indicate to you in writing). NYLIAC must receive the request in writing no later than five (5) Business Days prior to the date the transfer(s) are scheduled to begin. If your request for this option is received less than five (5) Business Days prior to the date you request it to begin, the transfer(s) will begin on the date you have specified in the month following receipt of your request.

The minimum Cash Value required to elect this option is $2,500. We will suspend this feature automatically if the Cash Value is less than $2,000 on a transfer date. Once the Cash Value equals or exceeds $2,000, the Dollar Cost Averaging transfers will resume automatically as last requested.

You may cancel the Dollar Cost Averaging feature at any time. To cancel the Dollar Cost Averaging feature, you must send a written cancellation request in a form acceptable to us to VPSC at one of the addresses listed on the first page of the prospectus (or by any other method we make available or any other address we indicate to you in writing). You may not elect Dollar Cost Averaging if you have chosen Automatic Asset Reallocation or if you have selected an Asset Allocation Model as your premium allocation. If you currently have Dollar Cost Averaging on your policy and wish to allocate future premiums to an Asset Allocation Model, you must first remove the Dollar Cost Averaging feature. However, you have the option of alternating between Dollar Cost Averaging and Automatic Asset Reallocation. Dollar Cost Averaging is not available when the DCA Plus Program is in place.

• Dollar Cost Averaging Plus Program (May Be Discontinued At Any Time)

This feature permits you to set up automatic dollar cost averaging using the DCA Plus Account when an initial premium payment is made. If you participate in the DCA Plus Account program you cannot use traditional Dollar Cost Averaging or Interest Sweep until the account is closed 12 months following the Initial Premium Transfer Date.

If you elect to participate in this program, the entire initial Net Premium must be allocated to the DCA Plus Account. Subsequent premiums received within 12 months following the Initial Premium Transfer Date will also be allocated to the DCA Plus Account unless you direct us otherwise.

The DCA Plus program allows you to make regular periodic allocations from the DCA Plus Account into the Investment Divisions and/or Fixed Account over a twelve-month period. It involves the automatic transfer of a specified amount from the DCA Plus Account into the Investment Divisions and/or Fixed Account according to the allocation instructions provided by you. The DCA Plus Account will credit interest at a rate, which we declare periodically, in advance, and at our sole discretion. This rate will never be less than an annual rate of 3% for policies issued before May 1, 2012 and 2% for policies issued on or after May 1, 2012. We may credit different interest rates to the DCA Plus Account, the Fixed Account, and to any loaned amounts. Net Premium payments to the DCA Plus Account will receive the applicable interest rate in effect on the Business Day we receive that premium payment. Interest rates for subsequent premium payments into the Fixed Account and DCA Plus Account may be different from the rate applied to prior premium payments made into the Fixed Account or DCA Plus Account. Interest accrues daily and is credited on each Monthly Deduction Day. Contact your registered representative for the current rate. Amounts in the DCA Plus Account only earn the DCA Plus Account interest rate while they are in the DCA Plus Account waiting to be transferred to the Investment Divisions. Because the entire initial premium is not in the DCA Plus Account for the full year, the annual effective rate will not be achieved.

Amounts in the DCA Plus Account will be transferred to the Investment Divisions and/or Fixed Account on the monthiversary of the Initial Premium Transfer Date. The amount of each transfer will be calculated at the time of the transfer based on the number of remaining monthly transfers and the remaining value in the DCA Plus Account as of the date of the transfer. Transfers from the DCA Plus Account occur automatically and are based on the following formula:

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Monthiversary of the Initial Premium Transfer Date	Amount Transferred from the DCA Plus Account (as a percentage of the DCA Plus Account Value as of the applicable Monthiversary)
1	8.33%
2	9.09%
3	10.00%
4	11.11%
5	12.50%
6	14.29%
7	16.67%
8	20.00%
9	25.00%
10	33.33%
11	50.00%
12	100.00%

The entire value of the DCA Plus Account will be completely transferred to the Investment Divisions and/or Fixed Account within 12 months of the Initial Premium Transfer Date. For example, if you allocate an initial premium payment to the DCA Plus Account under which the 12-month term will end on December 31, 2013 and we receive a subsequent premium payment for the DCA Plus Account before December 31, 2013, we will allocate the subsequent premium payment to the same DCA Plus Account and transfer the entire value of the DCA Plus Account to the Investment Divisions and/or Fixed Account by December 31, 2013 based on the schedule shown above, even though a portion of the money was not in the DCA Plus Account for the entire 12-month period.

You can make partial surrenders and transfers (in addition to the automatic transfers described above) from the DCA Plus Account at any time without penalty.

You cannot make transfers into the DCA Plus Account.

Use of the DCA Plus Account does not assure growth or protect against loss in declining markets. Assets in our General Account support the DCA Plus Account.

You can cancel the DCA Plus Account at any time. To cancel the DCA Plus Account, you must send a written cancellation request in a form acceptable to us to VPSC at one of the addresses listed on the first page of the prospectus (or any other address we indicate to you in writing). Upon receiving your cancellation request we will transfer the entire DCA Plus Account balance to the Investment Divisions and/or Fixed Account according to the allocation instructions provided by you. We reserve the right to stop offering the DCA Plus Account at any time. DCA Plus may not be available in all jurisdictions.

• Automatic Asset Reallocation

This option allows you to maintain a set investment mix. For example, you could specify that 50% of the amount you have in the Investment Divisions of the Separate Account be allocated to a particular Investment Division, and the other 50% be allocated to another Investment Division. Over time, performance variations in each of these Investment Divisions would cause this balance to shift. If you elect the Automatic Asset Reallocation (AAR) feature, we will automatically reallocate the amount you have in the Separate Account among the Investment Divisions you have selected so that they are invested in the percentages you specify.

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We will make AAR transfers either quarterly, semi-annually or annually, but not on a monthly basis, based on your Policy Anniversary Date. If your Policy Anniversary Date is on the 29th, 30th or 31st of a month, the rebalancing transfer will occur on the 28th of the month. Your AAR will be cancelled if a premium allocation change or fund transfer is submitted on your behalf and the AAR is not also modified at the time to be consistent with your fund transfer and premium allocation changes. To process AAR transfers, you must send a written request in a form acceptable to VPSC, or by any other method we make available, at one of the addresses listed on the first page of the Prospectus (or any other addresses we indicate to you in writing). NYLIAC must receive the request in writing no later than five (5) Business Days prior to the date the transfer(s) are scheduled to begin. If your request for this option is received less than five (5) Business Days prior to the date you request it to begin, the transfer(s) will begin on the date you have specified in the month following receipt of your request.

The minimum Separate Account Value is $2,500. We will suspend this feature automatically if the Separate Account Value is less than $2,000 on a reallocation date. Once the Separate Account Value equals or exceeds this amount, AAR will resume automatically as scheduled. There is no minimum amount that you must allocate among Investment Divisions for this feature.

You can cancel or modify the AAR feature at any time. To cancel or modify the AAR feature, you may call us at 1-800-598-2019 or send a written cancellation request in a form acceptable to VPSC at one of the addresses listed on the first page of the Prospectus (or any other address we indicate to you in writing). You cannot elect AAR if you have chosen Dollar Cost Averaging. However, you have the option of alternating between the two features. AAR is available when the DCA Plus Program is in place but funds in the DCA Plus Account are not eligible for AAR.

• Interest Sweep

You can choose to make Interest Sweep transfers out of the Fixed Account if the amount in the Fixed Account is at least $2,500. We will make all Interest Sweep transfers on the date you specify or, if the date you specify is not a Business Day, on the next Business Day. You can specify any day of the month to make these automatic transfers, other than the 29th, 30th, or 31st of the month. We will not process an Interest Sweep transfer unless we have received a written request, in a form acceptable to us, at VPSC at one of the addresses listed on the first page of the prospectus (or by any other method we make available or any other address we indicate to you in writing). NYLIAC must receive the request in writing not later than five (5) Business Days prior to the date the transfer(s) are scheduled to begin. If your request for this option is received less than five (5) Business Days prior to the date you request it to begin, the transfer(s) will begin on the date you have specified in the month following receipt of your request.

You cannot choose the Interest Sweep feature if you have instructed us to pay any part of your policy charges from the Fixed Account. If you want to elect the Interest Sweep feature and you want to allocate your charges, you must allocate your charges to the MainStay VP Cash Management Investment Division.

You can request Interest Sweep in addition to either the Dollar Cost Averaging or Automatic Asset Reallocation feature. If an Interest Sweep transfer is scheduled for the same day as a Dollar Cost Averaging or Automatic Asset Reallocation transfer, we will process the Interest Sweep transfer first.

If an Interest Sweep transfer would cause more than the greater of: (i) $5,000 or (ii) 20% of the amount you have in the Fixed Account at the beginning of the Policy Year to be transferred from the Fixed Account, we will not process the transfer and we will suspend the Interest Sweep feature. If the amount you have in the Fixed Account is less than $2,000, we will automatically suspend this feature. Once the amount you have in the Fixed Account equals or exceeds $2,000, the Interest Sweep feature will resume automatically as scheduled. You can cancel the Interest Sweep feature at any time by written request or by any other method we make available. To cancel the Interest Sweep feature, you must send a written cancellation request in a form acceptable to us to VPSC at one of the addresses listed on the first page of the prospectus (or any other address we indicate to you in writing). Interest Sweep is not available when the DCA Plus Program is in place. Because the Asset Allocation Models do not invest in the Fixed Account, you may not elect the Interest Sweep feature as long as your Cash Value is allocated exclusively to an Asset Allocation Model. If you currently have

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Interest Sweep and wish to allocate your future premiums to an Asset Allocation Model, you must first remove the Interest Sweep feature.

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• Policy Split Option (SVUL Policies Only)

This option allows you to split your policy into two single adjustable life insurance policies that each insure the life of one of the insureds under certain circumstances. You are allowed to make this split within six months after either of the following two dates:

(1) the date a final divorce decree which terminates the marriage of the insureds has been in effect for six months; or

(2) the effective date of a change in the federal tax law that results in:

(a) a reduction in the unlimited federal estate tax marital deduction provision (Section 2056 of the IRC), or

(b) a reduction of at least 50% in the level of estate tax rate from the 1986 Tax Act payable on death.

In addition, a split can be made for any other reason, if we agree. You must request a policy split in writing. At the time of the split: (1) both insureds must be living; (2) we will not ask for evidence of insurability (except in certain jurisdictions); (3) each new policy will be an adjustable life insurance policy, which we offer for the purpose of this option and which was available on the Policy Date of your original policy; and (4) an insurable interest must exist between the owner of each new policy and the insured of that new policy under all applicable laws.

The Policy Date and Issue Date of each new policy will be the date when you split the policy. The policyowner and beneficiary of each new policy will be the same as under the original policy, unless you state otherwise.

We will not assess a fee on a policy that is terminating as a result of a policy split. However, we will apply all fees and charges that generally apply to the type of policy into which you are splitting your policy, to each of the new policies that result from the policy split. The cost of insurance rates for each new policy will be based on the insured’s age and gender on the date of the split and most recent underwriting class on the original policy. The initial premium for each new policy will be one half of the Cash Value of the original policy less any unpaid loan (including any accrued loan interest).

The Face Amount of each new policy will equal one half of the original base policy Face Amount, plus one half of the face amount of any riders on the original policy. The benefits from any Level First-To-Die Term Rider in effect will be excluded from this calculation. If the original policy has been assigned, each new policy will have the same assignment.

Splitting your policy may have certain adverse tax consequences. The IRS has ruled privately that where the insured or insureds of an insurance policy that is exchanged for a new policy are not identical to the insured or insureds of the new policy, the exchange is taxable.

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Examples of IRC Section 7702 on Life Insurance Benefits

Under this policy, you can choose from different Life Insurance Benefit Options. The following are standardized examples of how the choice of the Guideline Premium Test (“GPT”) or the Cash Value Accumulation Test (“CVAT”) can impact the Life Insurance Benefit.

EXAMPLES

(Effect of IRC Section 7702 on Life Insurance Benefit)

VUL

LIFE INSURANCE BENEFIT OPTION 1			LIFE INSURANCE BENEFIT OPTION 2
Example 1: Male Nonsmoker Age 45 at Death; 7702 Test: GPT			Example 1: Male Nonsmoker Age 45 at Death; 7702 Test: GPT
	Policy A	Policy B		Policy A	Policy B
(1) Face Amount	$1,000,000	$1,000,000	(1) Face Amount	$1,000,000	$1,000,000
(2) Cash Value	$400,000	$500,000	(2) Cash Value	$400,000	$900,000
(3) IRC Section 7702 Percentage on Date of Death	215%	215%	(3) IRC Section 7702 Percentage on Date of Death	215%	215%
(4) Cash Value multiplied by 7702 Percentage	$860,000	$1,075,000	(4) Cash Value multiplied by 7702 Percentage	$860,000	$1,935,000
(5) Death Benefit = Greater of (1) or (4)	$1,000,000	$1,075,000	(5) Death Benefit = Greater of ((1)+(2)) or (4)	$1,400,000	$1,935,000

LIFE INSURANCE BENEFIT OPTION 1			LIFE INSURANCE BENEFIT OPTION 2
Example 2: Male Nonsmoker Age 45 at Death; 7702 Test: CVAT			Example 2: Male Nonsmoker Age 45 at Death; 7702 Test: CVAT
	Policy A	Policy B		Policy A	Policy B
(1) Face Amount	$1,000,000	$1,000,000	(1) Face Amount	$1,000,000	$1,000,000
(2) Cash Value	$200,000	$500,000	(2) Cash Value	$300,000	$600,000
(3) IRC Section 7702 Percentage on Date of Death	346%	346%	(3) IRC Section 7702 Percentage on Date of Death	346%	346%
(4) Cash Value multiplied by 7702 Percentage	$692,000	$1,730,000	(4) Cash Value multiplied by 7702 Percentage	$1,038,000	$2,076,000
(5) Death Benefit = Greater of (1) or (4)	$1,000,000	$1,730,000	(5) Death Benefit = Greater of ((1)+(2)) or (4)	$1,300,000	$2,076,000

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LIFE INSURANCE BENEFIT OPTION 3

Example 3: Male Nonsmoker Age 45 at Death; 7702 Test: GPT

	Policy A	Policy B
(1) Face Amount	$1,000,000	$1,000,000
(2) Adjusted Total Premium	250,000	$250,000
(3) Cash Value	500,000	$750,000
(4) IRC Section 7702 Percentage on Date of Death	215%	215%
(5) Cash Value multiplied by 7702 Percentage	$1,075,000	$1,612,500
(6) Death Benefit = Greater of ((1) + (2)) or (5)	$1,250,000	$1,612,500

Example 3: Male Nonsmoker Age 45 at Death; 7702 Test: CVAT

	Policy A	Policy B
(1) Face Amount	$1,000,000	$1,000,000
(2) Adjusted Total Premium	250,000	$250,000
(3) Cash Value	300,000	$500,000
(4) IRC Section 7702 Percentage on Date of Death	346%	346%
(5) Cash Value multiplied by 7702 Percentage	$1,038,000	$1,730,000
(6) Death Benefit = Greater of ((1) + (2)) or (5)	$1,250,000	$1,730,000

EXAMPLES

(Effect of IRC Section 7702 on Life Insurance Benefit)

SVUL

LIFE INSURANCE BENEFIT OPTION 1 Example 1 (GPT) Male, Preferred, Age 55/Female, Preferred, Age 50 at Death Life Insurance Benefit = Face Amount

	Policy A		Policy B
(1) Face Amount	1,000,000		1,000,000
(2) Cash Value	100,000		550,000
(3) IRC Sec. 7702 Percentage On Date of Death	185%		185%
(4) Basic Death Benefit	1,000,000		1,000,000
(5) Cash Value multiplied by 7702 percentage	185,000		1,017,500
(6) Death Benefit [Greater of (4) or (5)]	1,000,000		1,017,500

Example 2 (CVAT) Male, Preferred, Age 55/Female, Preferred, Age 50 at Death Life Insurance Benefit = Face Amount

	Policy A		Policy B
(1) Face Amount	1,000,000		1,000,000
(2) Cash Value	100,000		275,000
(3) IRC Sec. 7702 Percentage On Date of Death	389	%*	389	%*
(4) Basic Death Benefit	1,000,000		1,000,000
(5) Cash Value multiplied by 7702 percentage	389,000		1,069,750
(6) Death Benefit [Greater of (4) or (5)]	1,000,000		1,069,750

*	Applicable if insured dies in first Policy Year.

LIFE INSURANCE BENEFIT OPTION 2 Example 1 (GPT) Male, Preferred, Age 55/Female, Preferred, Age 50 at Death Life Insurance Benefit = Face Amount + Cash Value

	Policy A		Policy B
(1) Face Amount	1,000,000		1,000,000
(2) Cash Value	100,000		500,000
(3) IRC Sec. 7702 Percentage On Date of Death	185%		185%
(4) Basic Death Benefit	1,100,000		1,500,000
(5) Cash Value multiplied by 7702 percentage	185,000		925,000
(6) Death Benefit [Greater of (4) or (5)]	1,100,000		1,500,000

Example 2 (CVAT) Male, Preferred, Age 55/Female, Preferred, Age 50 at Death Life Insurance Benefit = Face Amount + Cash Value

	Policy A		Policy B
(1) Face Amount	1,000,000		1,000,000
(2) Cash Value	100,000		350,000
(3) IRC Sec. 7702 Percentage On Date of Death	389	%*	389	%*
(4) Basic Death Benefit	1,100,000		1,350,000
(5) Cash Value multiplied by 7702 percentage	389,000		1,361,500
(6) Death Benefit [Greater of (4) or (5)]	1,100,000		1,361,500

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LIFE INSURANCE BENEFIT OPTION 3

Example 1 (GPT) Male, Preferred, Age 55/Female, Preferred, Age 50 at Death Life Insurance Benefit = Face Amount + Adjusted Total Premium

	Policy A		Policy B
(1) Face Amount	1,000,000		1,000,000
(2) Adjusted Total Premium	200,000		200,000
(3) Cash Value	100,000		650,000
(4) IRC Sec. 7702 Percentage On Date of Death	185%		185%
(5) Basic Death Benefit	1,200,000		1,200,000
(6) Cash Value multiplied by 7702 percentage	185,000		1,202,500
(7) Death Benefit [Greater of (5) or (6)]	1,200,000		1,202,500

Example 2 (CVAT) Male, Preferred, Age 55/Female, Preferred, Age 50 at Death Life Insurance Benefit = Face Amount + Adjusted Total Premium

	Policy A		Policy B
(1) Face Amount	1,000,000		1,000,000
(2) Adjusted Total Premium	200,000		200,000
(3) Cash Value	100,000		325,000
(4) IRC Sec. 7702 Percentage On Date of Death	389	%*	389	%*
(5) Basic Death Benefit	1,200,000		1,200,000
(6) Cash Value multiplied by 7702 percentage	389,000		1,264,250
(7) Death Benefit [Greater of (5) or (6)]	1,200,000		1,264,250

*	Applicable if insured dies in first Policy Year.

Additional Information About Changing Options

You can change your Life Insurance Benefit Option. The following Examples demonstrate the impact this change can have on your Life Insurance Benefit.

EXAMPLE

Change From Option 1 To Option 2

Cash Value	$200,000
Face Amount before option change	$2,000,000
Face Amount after option change ($2,000,000 – $200,000)	$1,800,000
Life Insurance Benefit immediately before and after Option change	$2,000,000

Change From Option 3 To Option 1

Adjusted Total Premium	$100,000
Cash Value	$150,000
Face Amount before option change	$2,000,000
Face Amount after option change ($2,000,000 + $100,000)	$2,100,000
Life Insurance Benefit immediately before and after Option change	$2,100,000

Change From Option 2 To Option 1

Cash Value	$150,000
Face Amount Before option change	$2,000,000
Face Amount after option change ($2,000,000 + $150,000)	$2,150,000
Life Insurance Benefit immediately before and after Option change	$2,150,000

Change From Option 3 To Option 2

Adjusted Total Premium	$100,000
Cash Value	$200,000
Face Amount before option change	$2,000,000
Face Amount after option change ($2,000,000 – $100,000)	$1,900,000
Life Insurance Benefit immediately before and after Option change	$2,100,000

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DISTRIBUTION AND COMPENSATION ARRANGEMENTS

NYLIFE Distributors, the underwriter and distributor of the policies, is registered with the SEC and FINRA as a broker-dealer. The firm is an indirect wholly-owned subsidiary of NYLIC, and an affiliate of NYLIAC. Its principal business address is 169 Lackawanna Avenue, Parsippany, New Jersey 07054.

The policies are sold by registered representatives of NYLIFE Securities, a broker-dealer that is an affiliate of NYLIFE Distributors, and by registered representatives of unaffiliated broker-dealers. Your registered representative is also a licensed insurance agent with NYLIC. He or she may be qualified to offer other forms of life insurance, annuities, and other investment products. In certain circumstances, NYLIFE Securities registered representatives can sell both products manufactured and issued by NYLIC or its affiliates and products provided by other companies.

The selling broker-dealer, and in turn your registered representative, will receive compensation for selling you this policy or any other investment product. Compensation may consist of commissions, asset-based compensation, allowances for expenses, and other compensation programs. The amount of compensation received by your registered representative will vary depending on the policy that he or she sells, on sales production goals, and on the specific payment arrangements of the relevant broker-dealer. Differing compensation arrangements have the potential to influence the recommendation made by your registered representative or broker-dealer.

For VUL, the maximum commissions payable to a broker-dealer in the first 30 years are equivalent to the present value of an annual commission rate for 30 years of 7.5% per year. (This figure is based on planned annual premiums of $3,500 and assumes a discount rate of 6%. Additional assumptions for VUL policies are: Male Issue Age 40, issued preferred, with an initial face amount of $250,000.) Broker-dealers receive commission not to exceed 50% of the premiums paid up to a policy’s Target Premium in Policy Year 1, 8% in Policy Year 2, 7% in Policy Year 3-10, 3.5% in Policy Years 11-15 and 3.0% in Policy Years 16-30, plus 3.0% of premiums paid in excess of such amount in Policy Years 1-30. Broker-dealers may also receive additional asset-based fees of 0.10% in Policy Years 11 and beyond.

For SVUL, the maximum commissions payable to a broker-dealer in the first 30 years are equivalent to the present value of an annual commission rate for 30 years of 6.2% per year. (This figure is based on planned annual premiums of $15,000 and assumes a discount rate of 6%. Additional assumptions for the SVUL product are Male Issue Age 55, issued preferred, and Female Issue Age 50, issued preferred, with an initial face amount of $1,000,000.) Broker-dealers receive commission not to exceed 50% of the premiums paid up to the Target Premium in Policy Year 1, 8% for Policy Year 2, 6.25% for Policy Years 3 and 4, 6.5% for Policy Years 5 and 6, 5.5% for Policy Years 7, 5.0% for Policy Years 8-10, and 3.5% for Policy Years 11-15, plus 3.0% of premiums paid in excess of such amount in Policy Years 1-15.

The “Target Premium” is used in the calculation of the maximum commission payable and is based on the age(s) of the insured(s) at the inception of the policy, gender, and the face amount of the policy. Broker-dealers may also receive an allowance for expenses that ranges generally from 0% to 41% of first year premiums.

The total commissions paid during the fiscal year ended December 31, 2013, 2012 and 2011 were $12,281,827, $7,746,114, and $4,830,011, respectively. NYLIFE Distributors did not retain any of these commissions.

NYLIC also has other compensation programs where registered representatives, managers, and employees involved in the sales process receive additional compensation related to the sale of products manufactured and issued by NYLIC or its affiliates. NYLIFE Securities registered representatives who are members of the General Office management team receive compensation based on a number of sales-related incentive programs designed to compensate for education, supervision, training, and recruiting of agents.

Unaffiliated broker-dealers may receive sales support for products manufactured and issued by NYLIC or its affiliates from Brokerage General Agents (“BGAs”) who are not employed by NYLIC. BGAs receive

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commissions on the policies based on a percentage of the commissions the registered representative receives and an allowance for expenses based on first year premiums paid.

NYLIFE Securities registered representatives can qualify to attend NYLIC-sponsored educational, training, and development conferences based on the sales they make of life insurance, annuities, and investment products during a particular twelve-month period. In addition, qualification for recognition programs sponsored by NYLIC depends on the sale of products manufactured and issued by NYLIC or its affiliates.

The policies are sold and premium payments are accepted on a continuous basis.

UNDERWRITING A POLICY

The underwriting of a policy determines: (1) whether the policy application will be approved or disapproved; and (2) into what premium class the insured should be placed. Risk factors that are considered for these determinations include: (a) the insured’s age; (b) the insured’s health history; (c) whether the insured smokes or not; and (d) the amount of insurance coverage requested on the policy application. As risk factors are added (i.e., higher age, smoker, poor health history, higher insurance coverage) the amount of the premium required for an approved policy will increase.

In the case where a policy’s Face Amount of coverage is increased, monthly deductions are calculated by allocating Cash Values based on the earliest layer(s) of coverage first.

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ADDITIONAL INFORMATION ABOUT CHARGES

The following example reflects how charges can impact a policy.

VUL EXAMPLE

This example assumes a male insured, issue age 40, preferred rating, a Target Premium of $2,990, a scheduled annual premium of $3,500, an initial Face Amount of $250,000, and a selection of Life Insurance Benefit Option 1 by the policy owner. It also assumes current charges and a 6% hypothetical gross annual investment return, which results in a 5.02% net annual investment return. It also assumes the policy is in its first Policy Year. There is no guarantee that the current charges illustrated below will not change.

PREMIUM	$3,500.00
Less sales expense charge(1)	150.95
Less state premium tax charge (2%)	70.00
Less Federal tax charge (1.25%) (if applicable)	43.75
NET PREMIUM	$3,235.30

Plus net investment performance (earned from the Investment Divisions and/or the Fixed Account)	139.93
Less total annual monthly contract charge(2)	420.00
Less total annual monthly cost of insurance charge (varies monthly)	55.38
Less total annual monthly cost of riders(3)	0.00
Less total annual Mortality and Expense Risk Charge(4)	16.06
Less total annual per Thousand Face Amount charge	340.86

CASH VALUE	$2,542.93
Less Surrender Charge(5) (if applicable)	1,750.00
CASH SURRENDER VALUE (as of the end of first Policy Year)	$792.93

You choose the amount of premium you intend to pay and the frequency with which you intend to make these payments. We call this your planned premium. Any additional premium payments you make are called unplanned premiums

We allocate your net premium to the Investment Divisions, the Fixed Account and/or DCA Plus Account based on your instructions.

Cash Value may be used to determine the amount of your Life Insurance Benefit as well as the Cash Surrender Value of your policy.

We may assess a surrender charge when you make a Face Amount decrease, partial withdrawal, or full surrender in the first ten Policy Years, or within ten years after you increase the Face Amount.(5)

The amount of loans, withdrawals and surrenders you can make is based on your policy’s Cash Surrender Value. Your policy will terminate if your Cash Surrender Value is insufficient to pay your policy’s monthly charges.

(1)	For details about how we calculate the sales expense charge for your policy, please refer to the Table of Fees and Expenses in the prospectus.
(2)	We currently deduct a monthly contract charge of $35 per month from a policy in its first Policy Year. For a policy in a later Policy Year, we currently expect to deduct a monthly contract charge of $15 per month in Policy Years 2-10 and $10 in Policy Years 11 and beyond.
(3)	This example assumes you have not chosen any riders.
(4)	For details about how we calculate the Mortality and Expense Risk charge for your policy, please refer to the Table of Fees and Expenses in the prospectus.
(5)	If you surrender your Policy in the first Policy Year, we will include an additional contract charge in the surrender charge we deduct from your policy. For details, please refer to the Table of Fees and Expenses in the prospectus.

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SVUL EXAMPLE

This example assumes a male issue age 55 and female issue age 50,both preferred, a Target Premium of $12,662, a face amount of $1,000,000, and life insurance benefit option 1. This example assumes you pay an annual planned premium of $15,000 at the beginning of the Policy Year and that you do not make any unplanned premium payments. It assumes current charges and a 6% hypothetical gross annual investment return, which results in a 5.02% net annual investment return. It also assumes the policy is in its first Policy Year. There is no guarantee that the current charges illustrated below will not increase.

PREMIUM	$15,000.00
Less sales expense charge(1)	645.27
Less state premium tax charge (2%)	300.00
Less Federal tax charge (1.25%) (if applicable)	187.50
NET PREMIUM	$13,867.23

Plus net investment performance (earned from the Investment Divisions and/or the Fixed Account)	639.39
Less total annual monthly contract charge(2)	420.00
Less total annual monthly cost of insurance charge (varies monthly)	15.23
Less total annual monthly cost of riders(3)	0.00
Less total annual Mortality and Expense Risk Charge(4)	72.62
Less total annual per Thousand Face Amount charge (not including riders)	1,593.36

CASH VALUE	$12,405.42
Less Surrender Charge(5) (if applicable)	7,500.00
CASH SURRENDER VALUE (as of the end of first Policy Year)	$4,905.42

You choose the amount of premium you intend to pay and the frequency with which you intend to make these payments. We call this your planned premium. Any additional premium payments you make are called unplanned premiums

We allocate your net premium to the Investment Divisions, the Fixed Account and/or DCA Plus Account based on your instructions.

Cash Value may be used to determine the amount of your Life Insurance Benefit as well as the Cash Surrender Value of your policy.

We may assess a surrender charge when you make a Face Amount decrease, partial withdrawal, or full surrender in the first ten Policy Years, or within ten years after you increase the Face Amount.(5)

The amount of loans, withdrawals and surrenders you can make is based on your policy’s Cash Surrender Value. Your policy will terminate if your Cash Surrender Value is insufficient to pay your policy’s monthly charges.

(1)	For details about how we calculate the sales expense charge for your policy, you should refer to the Table of Fees and Expenses in the prospectus.
(2)	We currently deduct a monthly contract charge of $35 per month from a policy in its first Policy Year. For a policy in a later Policy Year, we currently expect to deduct a monthly contract charge of $15 per month in Policy Years 2-10 and $10 in Policy Years 11 and beyond.
(3)	This example assumes you have not chosen any riders.
(4)	For details about how we calculate the Mortality and Expense Rate charges for your policy, please refer to the Table of Fees and Expenses in the prospectus.
(5)	If you surrender your policy in the first Policy Year, we will include an additional contract charge in the surrender charge we deduct from your policy. For details, please refer to the Table of Fees and Expenses in the prospectus.

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The following is additional information about specific charges that can be associated with your policy.

Deductions from Premiums

• Sales expense charge

We deduct a sales expense charge from each premium you pay to partially cover our expenses of selling the policy to you. The amount of the sales expense charge in a Policy Year is not necessarily related to our actual expenses for that particular year. To the extent that sales expenses are not covered by the sales expense charge, they will be recovered from the NYLIAC surplus, including any amounts derived from the Mortality and Expense Risk charge, the charge for cost of insurance protection, the per thousand Face Amount charge, or the monthly contract charge. The sales expense charge we deduct is a percentage of the premium you pay. This percentage varies depending on whether the total premium you have paid in any given Policy Year is above or below the Target Premium for your policy.

When your policy is issued, we determine the initial Target Premium for your policy. Your Target Premium is based on the specific age, sex, and underwriting class of the insured(s) and the base policy amount. We use the Target Premium for the purpose of calculating the sales expense charge. An increase in your Target Premium generally will increase the sales expense charge. You can find your initial Target Premium on the Policy Data Page. If you increase the Face Amount of your base policy, we will increase your Target Premium to reflect the amount of the increase and the insured’s attained age on the most recent policy anniversary. If you decrease the Face Amount of your base policy, we will correspondingly decrease your Target Premium, starting with the portion of your Target Premium attributable to the most recent increase.

• State premium tax charge

Some jurisdictions impose a tax on the premiums insurance companies receive from their policyowners currently ranging from 0.0% to 3.5% of premium payments. We deduct a charge of 2% of all premiums we receive to cover these state premium taxes. This charge may not reflect the actual premium tax charged in your state. We may increase the amount we deduct as a state premium tax charge to reflect changes in the law. Our right to increase this charge is limited in some jurisdictions by law.

• Federal tax charge

NYLIAC’s Federal tax obligations will increase based upon premiums associated with Non-Qualified Policies. For Non-Qualified Policies, we deduct 1.25% of each premium payment you make to cover the Federal tax that results. We do not deduct this charge from Qualified Policies. We may increase the amount we deduct as a federal tax charge to reflect changes in the law.

• Other tax charges

Other than the Federal tax charge (discussed above), no other charge is currently made on the Separate Account for our Federal income taxes that may be attributable to the Separate Account. In the future, we may impose a charge for our Federal income taxes that are attributable to the Separate Account. In addition, depending on the method of calculating interest on amounts allocated to the Fixed Account and the DCA Plus Account, we may impose a charge for the policy’s share of NYLIAC’s Federal income taxes attributable to the Fixed Account and the DCA Plus Account.

Under current laws, we may incur state or local taxes other than premium taxes (including income, franchise and capital taxes) in several states. At present, these taxes are not significant. If there is a material change in applicable state or local tax laws, we reserve the right to charge the Separate Account for the portion of such taxes, if any, attributable to the Separate Account or the policies.

Transaction Charges

Surrender Charges

•	Charges in Policy Years 1-10—The Surrender Charge we deduct is the lesser of 1 or 2, where: 1 = 50% of the total premiums you have paid under the policy; or

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2 = a percentage of the Surrender Charge Premium (as shown in the table below for the applicable Policy Year). The Surrender Charge Premium is shown on your Policy Data Page. The Surrender Charge we deduct if you surrender your policy or decrease the Face Amount of your policy is described below.

	Percentage Applied
Policy Year	SVUL	VUL
1	91%	94%
2	84%	89%
3	77%	84%
4	71%	80%
5	66%	75%
6	61%	71%
7	57%	67%
8	53%	64%
9	49%	60%
10	46%	56%
11+	0%	0%

Example:	For VUL, assume that a policyowner (a) has a policy with a Surrender Charge Premium of $12,976, (b) has paid $10,000 of premiums under the policy, (c) has not increased the Face Amount of the policy, and (d) surrenders the policy in the third Policy Year. The surrender charge for the policy would be the lesser of 84% of the Surrender Charge Premium ($10,900) or (ii) 50% of the total premiums paid ($5,000). In this case, the surrender charge would be $5,000.

For SVUL, assume that a policyowner (a) has a policy with a Surrender Charge Premium of $12,976, (b) has paid $10,000 of premiums under the policy, (c) has not increased the Face Amount of the policy, and (d) surrenders the policy in the third Policy Year. The surrender charge for the policy would be the lesser of 77% of the Surrender Charge Premium ($9,992) or (ii) 50% of the total premiums paid ($5,000). In this case, the surrender charge would be $5,000.

•

Additional Contract Charge on a Surrender or Lapse in the First Policy Year—If you surrender your policy during the first Policy Year, we will deduct an additional contract charge when you surrender your policy. This charge will also apply if the policy lapses during the first Policy Year and is reinstated subsequently. This additional charge equals (a-b) x c where:

a = the monthly contract charge for the first Policy Year;

b = the monthly contract charge for subsequent Policy Years (currently, $20); and

c = the number of Monthly Deduction Days that would have occurred had the policy stayed in effect between the date of lapse/surrender of the policy and what would have been the first Policy Anniversary (or the date of reinstatement).

This charge will not exceed $220.

•

Surrender Charge Schedule After Face Amount Increases—If you increase your policy’s Face Amount (other than an increase resulting from a change in your Life Insurance Benefit option), we will apply a new surrender charge schedule to the amount of the increase in the Face Amount. This schedule will start on the date we process your request. The Surrender Charge Premium we use under this schedule will be based on the insured’s age on the most recent Policy Anniversary at the time of the increase.

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The original surrender charge schedule will continue to apply to the original Face Amount of your policy. If you have made multiple increases to the Face Amount of your policy, and later decide to decrease the Face Amount of your policy or surrender it, we will calculate the surrender charge in the following order:

(1) based on the surrender charge associated with the last increase in Face Amount;

(2) based on each prior increase, in the reverse order that the increases occurred; and

(3) based on the initial Face Amount.

•

Surrender Charges on Face Amount Decreases— If you decrease the Face Amount of your policy, we will deduct a surrender charge, if applicable. This charge will equal the difference between the surrender charge that we would have charged if you had surrendered your entire policy before the decrease and the surrender charge that we would charge had you surrendered your entire policy after the decrease. We will not impose a surrender charge on a decrease or termination of any rider.

EXAMPLE

Face Amount Prior to Decrease	$500,000
Amount of Decrease	$100,000
Face Amount after Decrease	$400,000
Surrender Charge on Face Amount prior to Decrease ($500,000)	$1,280
Less Surrender Charge on Face Amount after Decrease ($400,000)	$1,030
Surrender Charge Deducted	$250

•	Partial Surrender Fee—If you make a partial surrender we may deduct a processing fee not to exceed $25.

•	Transfer Charge—We may impose a charge of $30 per transfer for each transfer after the first twelve in any Policy Year.

•	Insufficient Funds Fee—If your premium payment is returned by the bank for insufficient funds, we reserve the right to charge a $20 fee for each returned payment.

Deductions from Cash Value

• Monthly contract charge

On each Monthly Deduction Day, we will deduct a monthly contract charge to cover our costs for providing certain administrative services including premium collection, record keeping, processing claims, and communicating to our policyowners. This charge will not exceed $35 per month from policies in their first Policy Year and will not exceed $15 per month from policies in later Policy Years.

• Charge for cost of insurance protection

The cost of insurance charge is calculated by adding any applicable flat extra charge (which might apply to certain insureds based on our underwriting) to the monthly cost of insurance rate which applies to the insured(s) at that time and multiplying the result by the Net Amount at Risk on the Monthly Deduction Day. The Net Amount at Risk is the difference between the current Life Insurance Benefit of your policy divided by 1.00327 and the policy’s Cash Value. Your cost of insurance charge will vary from month to month depending on the changes in the Net Amount at Risk as well as the cost of insurance rate. We expect to profit from this charge. Profits derived from this charge can be used for any corporate purpose. We calculate the cost of

30

insurance separately for the initial Face Amount. If you request and we approve an increase in your policy’s Face Amount, then a different rate class (and therefore cost of insurance rate) may apply to the increase, based on the insured(s)’s age and circumstances at the time of the increase.

• Mortality and Expense Risk Charge

We assume a mortality risk that the group of lives we have insured under our policies will not live as long as we expected. In addition, we assume an expense risk that the cost of issuing and administering the policies we have sold will be greater than we have estimated. On each Monthly Deduction Day, we deduct a Mortality and Expense Risk charge from the Separate Account Value as of that day. This charge varies based on the cash value in the separate account and the policy duration. This charge will never be more than, on an annual basis, 0.75% of the Separate Account Value. We may use any profit derived from the charge for any corporate purpose, including any distribution expenses not covered by the sales expense charge.

• Monthly Per Thousand Face Amount Charge

On each Monthly Deduction Day, we deduct a per thousand Face Amount charge which varies by issue age, gender, risk, class, Face Amount, and policy duration.

•Rider Charges—Each month, we deduct any applicable charges for any optional riders you have chosen.

LOANS

You can borrow up to:

(100%-a) x b) - c, where:

a = the current loan interest rate;

b = the policy’s Cash Surrender Value; and

c = the sum of three months of Monthly Deductions.

Assuming that you have not reached this maximum, you may obtain additional loans during the life of your policy.

Currently, the effective annual loan interest rate is 4% for Policy Years 1-10 and 3% thereafter for policies issued before May 1, 2012, and 3% for Policy Years 1-10 and 2% thereafter for policies issued on or after May 1, 2012 (subject to state availability). If the interest is not paid, it is withdrawn on a pro rata basis across all Investment Divisions.

SURRENDER OF YOUR POLICY

Cash Surrender Value is significant for 2 reasons:

•	Loans and Partial Surrenders: You can take loans and partial surrenders from your policy based on the amount of the policy’s Cash Surrender Value.

•

Keeping Your Policy in Effect: Your policy may lapse without value if the Cash Surrender Value is insufficient to pay the monthly policy charges. Therefore, while premium payments are flexible, you may need to make additional premium payments so that the Cash Surrender Value of your policy is sufficient to pay the charges needed to keep your policy in effect.

31

FINANCIAL STATEMENTS

The consolidated balance sheet of NYLIAC as of December 31, 2013 and 2012, and the consolidated statements of income, of stockholder’s equity and of cash flows for each of the three years in the period ended December 31, 2013 included in this SAI have been so included in reliance on the report of PricewaterhouseCoopers LLP, independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting. The Separate Account statement of assets and liabilities as of December 31, 2013 and the statements of operations and of changes in net assets and the financial highlights for each of the periods indicated in this SAI have been so included in reliance on the report of PricewaterhouseCoopers LLP, independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting.

32

NYLIAC Variable Universal Life Separate Account-I

Financial Statements

NYLIAC VUL Separate Account-I

VUL

Statement of Assets and Liabilities

As of December 31, 2013

	MainStay VP Balanced— Initial Class	MainStay VP Bond— Initial Class	MainStay VP Cash Management— Initial Class	MainStay VP Common Stock— Initial Class	MainStay VP Conservative Allocation— Initial Class	MainStay VP Convertible— Initial Class	MainStay VP Cornerstone Growth— Initial Class	MainStay VP DFA/DuPont Capital Emerging Markets Equity— Initial Class	MainStay VP Eagle Small Cap Growth— Initial Class	MainStay VP Floating Rate— Initial Class

ASSETS:
Investment at net asset value	$13,017,729	$35,345,480	$43,128,649	$97,166,562	$14,971,111	$46,724,958	$190,429,810	$46,942,630	$53,272,968	$16,151,415
Dividends due and accrued	—	—	381	—	—	—	—	—	—	56,461
Net receivable from (payable to) New York Life Insurance and Annuity Corporation	520	(6,599)	49,151	(6,739)	(12,720)	(10,245)	(7,086)	(6,669)	(503)	76
Net receivable from (payable to) the Fund for shares sold or purchased	(520)	6,599	(49,532)	6,739	12,720	10,245	7,086	6,669	503	(56,537)

LIABILITIES:
Liability to New York Life Insurance and Annuity Corporation for:
Mortality and expense risk charges	90	351	668	1,316	136	457	2,806	409	556	112
Administrative charges	10	38	62	149	14	34	358	39	53	12

Total net assets	$13,017,629	$35,345,091	$43,127,919	$97,165,097	$14,970,961	$46,724,467	$190,426,646	$46,942,182	$53,272,359	$16,151,291

Total shares outstanding	884,056	2,524,126	43,124,586	3,953,628	1,200,185	3,492,253	5,569,426	4,942,268	4,075,800	1,730,744

Net asset value per share (NAV)	$14.72	$14.00	$1.00	$24.58	$12.47	$13.38	$34.19	$9.50	$13.07	$9.33

Total units outstanding	749,199	1,671,208	33,928,717	3,412,670	927,276	1,748,890	9,039,586	4,937,957	4,103,957	1,176,467

Variable accumulation unit value (lowest to highest)	$12.77 to $17.81	$10.11 to $26.80	$1.00 to $1.52	$18.07 to $47.12	$15.84 to $16.56	$12.71 to $34.59	$11.73 to $30.48	$9.44 to $9.57	$12.91 to $13.08	$10.84 to $14.16

Identified cost of investment	$9,613,932	$36,666,841	$43,076,272	$68,247,078	$13,929,500	$36,823,457	$116,548,640	$49,136,922	$40,962,739	$15,687,522

Not all investment divisions are available under all policies.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

NYLIAC VUL Separate Account-I

VUL

Statement of Assets and Liabilities (Continued)

As of December 31, 2013

	MainStay VP Government— Initial Class	MainStay VP Growth Allocation— Initial Class	MainStay VP High Yield Corporate Bond— Initial Class	MainStay VP ICAP Select Equity— Initial Class	MainStay VP Income Builder— Initial Class	MainStay VP International Equity— Initial Class	MainStay VP Janus Balanced— Initial Class	MainStay VP Large Cap Growth— Initial Class	MainStay VP MFS® Utilities— Initial Class	MainStay VP Mid Cap Core— Initial Class	MainStay VP Moderate Allocation— Initial Class

ASSETS:
Investment at net asset value	$18,544,695	$43,168,927	$137,277,784	$143,518,984	$63,797,594	$49,145,961	$134,849,593	$45,050,328	$26,674,166	$99,608,022	$37,869,509
Dividends due and accrued	—	—	—	—	—	—	—	—	—	—	—
Net receivable from (payable to) New York Life Insurance and Annuity Corporation	(35,942)	28,947	(21,461)	12,180	(10,603)	(3,499)	(38,080)	(17,157)	(911)	1,571	2,027
Net receivable from (payable to) the Fund for shares sold or purchased	35,942	(28,947)	21,461	(12,180)	10,603	3,499	38,080	17,157	911	(1,571)	(2,027)

LIABILITIES:
Liability to New York Life Insurance and Annuity Corporation for:
Mortality and expense risk charges	194	254	1,278	1,439	831	402	1,539	383	174	672	316
Administrative charges	21	24	141	146	106	43	122	26	18	61	36

Total net assets	$18,544,480	$43,168,649	$137,276,365	$143,517,399	$63,796,657	$49,145,516	$134,847,932	$45,049,919	$26,673,974	$99,607,289	$37,869,157

Total shares outstanding	1,665,310	3,450,564	13,380,100	8,134,424	3,605,102	3,558,146	10,809,868	1,972,984	2,108,931	6,156,020	3,003,720

Net asset value per share (NAV)	$11.14	$12.51	$10.26	$17.64	$17.70	$13.81	$12.47	$22.83	$12.65	$16.18	$12.61

Total units outstanding	958,525	2,653,665	4,299,334	7,006,602	2,407,145	2,168,360	10,728,050	2,532,211	2,044,831	3,338,102	2,297,013

Variable accumulation unit value (lowest to highest)	$9.99 to $23.76	$15.88 to $16.52	$12.55 to $42.51	$14.14 to $22.55	$12.66 to $35.77	$11.05 to $28.26	$12.41 to $12.68	$13.18 to $21.42	$12.85 to $13.11	$27.58 to $31.52	$16.10 to $16.94

Identified cost of investment	$19,521,062	$31,680,447	$123,484,226	$96,252,850	$52,703,582	$48,613,770	$109,107,501	$26,150,472	$22,448,084	$62,613,282	$32,227,485

Not all investment divisions are available under all policies.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

NYLIAC VUL Separate Account-I

VUL

Statement of Assets and Liabilities (Continued)

As of December 31, 2013

	MainStay VP Moderate Growth Allocation— Initial Class	MainStay VP PIMCO Real Return— Initial Class	MainStay VP S&P 500 Index— Initial Class	MainStay VP T. Rowe Price Equity Income— Initial Class	MainStay VP Unconstrained Bond— Initial Class	MainStay VP U.S. Small Cap— Initial Class	MainStay VP Van Eck Global Hard Assets— Initial Class	Alger Capital Appreciation Portfolio— Class I-2 Shares	AllianceBernstein VPS International Value Portfolio— Class A	AllianceBernstein VPS Small/Mid Cap Value Portfolio— Class A

ASSETS:
Investment at net asset value	$58,341,438	$9,672,683	$284,199,052	$77,339,657	$3,240,287	$24,961,527	$45,772,310	$1,359,801	$323	$7,845,646
Dividends due and accrued	—	—	—	—	—	—	—	—	—	—
Net receivable from (payable to) New York Life Insurance and Annuity Corporation	6,404	(26,133)	18,509	5,097	171	(1,956)	(35,176)	—	—	11,793
Net receivable from (payable to) the Fund for shares sold or purchased	(6,404)	26,133	(18,509)	(5,097)	(171)	1,956	35,176	—	—	(11,793)

LIABILITIES:
Liability to New York Life Insurance and Annuity Corporation for:
Mortality and expense risk charges	392	66	3,053	603	18	164	264	—	—	47
Administrative charges	43	7	348	50	2	13	26	—	—	3

Total net assets	$58,341,003	$9,672,610	$284,195,651	$77,339,004	$3,240,267	$24,961,350	$45,772,020	$1,359,801	$323	$7,845,596

Total shares outstanding	4,365,922	1,025,188	7,561,615	5,615,212	314,052	1,811,463	4,592,271	18,523	22	342,752

Net asset value per share (NAV)	$13.36	$9.43	$37.58	$13.77	$10.32	$13.78	$9.97	$73.41	$14.99	$22.89

Total units outstanding	3,478,183	1,011,040	10,730,266	5,531,680	290,727	1,274,085	4,562,263	39,579	30	465,279

Variable accumulation unit value (lowest to highest)	$13.09 to $17.11	$9.49 to $9.62	$16.95 to $50.72	$13.88 to $14.06	$11.06 to $11.19	$19.24 to $19.80	$9.95 to $10.08	$14.90 to $35.44	$10.82 to $10.82	$16.19 to $17.31

Identified cost of investment	$43,989,700	$10,570,171	$178,682,200	$57,033,891	$3,284,893	$14,833,280	$45,178,356	$882,092	$275	$6,030,748

Not all investment divisions are available under all policies.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

NYLIAC VUL Separate Account-I

VUL

Statement of Assets and Liabilities (Continued)

As of December 31, 2013

	American Century Investments® VP Inflation Protection Fund— Class II	American Century Investments® VP International Fund— Class II	American Century Investments® VP Value Fund— Class II	BlackRock® Global Allocation V.I. Fund— Class III Shares	Columbia Variable Portfolio—Small Cap Value Fund— Class 2 Shares	Delaware VIP® Diversified Income Series— Standard Class	Delaware VIP® Emerging Markets Series— Standard Class	Delaware VIP® International Value Equity Series—Standard Class	Delaware VIP® Small Cap Value Series— Standard Class	Delaware VIP® Value Series— Standard Class

ASSETS:
Investment at net asset value	$264,450	$2,232,045	$1,859,694	$6,713,790	$7,598	$43,679	$966,348	$13,715	$2,804,076	$66,314
Dividends due and accrued	—	—	—	—	—	—	—	—	—	—
Net receivable from (payable to) New York Life Insurance and Annuity Corporation	—	—	—	(5,772)	—	—	745	—	946	—
Net receivable from (payable to) the Fund for shares sold or purchased	—	—	—	5,772	—	—	(745)	—	(946)	—

LIABILITIES:
Liability to New York Life Insurance and Annuity Corporation for:
Mortality and expense risk charges	—	—	—	33	—	—	6	—	17	—
Administrative charges	—	—	—	3	—	—	1	—	1	—

Total net assets	$264,450	$2,232,045	$1,859,694	$6,713,754	$7,598	$43,679	$966,341	$13,715	$2,804,058	$66,314

Total shares outstanding	25,306	208,019	219,822	430,921	373	4,148	45,009	1,125	67,211	2,542

Net asset value per share (NAV)	$10.45	$10.73	$8.46	$15.58	$20.39	$10.53	$21.47	$12.19	$41.72	$26.09

Total units outstanding	18,362	90,193	72,551	574,776	561	3,879	81,933	1,203	201,435	4,131

Variable accumulation unit value (lowest to highest)	$11.15 to $14.71	$24.75 to $24.75	$25.63 to $25.63	$11.64 to $11.78	$13.53 to $13.53	$11.26 to $11.26	$10.28 to $12.05	$11.40 to $11.40	$13.83 to $14.26	$16.05 to $16.05

Identified cost of investment	$283,372	$1,665,415	$1,189,258	$6,477,366	$6,654	$44,798	$912,220	$12,108	$2,404,354	$50,856

Not all investment divisions are available under all policies.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

NYLIAC VUL Separate Account-I

VUL

Statement of Assets and Liabilities (Continued)

As of December 31, 2013

	DFA VA Global Bond Portfolio	DFA VA International Small Portfolio	DFA VA International Value Portfolio	DFA VA Short- Term Fixed Portfolio	DFA VA U.S. Large Value Portfolio	DFA VA U.S. Targeted Value Portfolio	Dreyfus IP Technology Growth Portfolio— Initial Shares	Dreyfus VIF Opportunistic Small Cap Portfolio— Initial Shares	DWS Small Mid Cap Value VIP— Class A	DWS Small Cap Index VIP— Class A	Fidelity® VIP Contrafund® Portfolio— Initial Class

ASSETS:
Investment at net asset value	$4,886	$59,902	$32,949	$24,512	$70,712	$77,615	$18,017,648	$2,541,566	$3,860,803	$28,168	$214,537,105
Dividends due and accrued	—	—	—	—	—	—	—	—	—	—	—
Net receivable from (payable to) New York Life Insurance and Annuity Corporation	—	—	—	—	—	—	42,553	—	38,853	—	9,004
Net receivable from (payable to) the Fund for shares sold or purchased	—	—	—	—	—	—	(42,553)	—	(38,853)	—	(9,004)

LIABILITIES:
Liability to New York Life Insurance and Annuity Corporation for:
Mortality and expense risk charges	—	—	—	—	—	—	111	—	22	—	2,056
Administrative charges	—	—	—	—	—	—	8	—	2	—	208

Total net assets	$4,886	$59,902	$32,949	$24,512	$70,712	$77,615	$18,017,529	$2,541,566	$3,860,779	$28,168	$214,534,841

Total shares outstanding	459	4,874	2,498	2,405	3,232	4,137	980,279	54,041	226,041	1,592	6,245,556

Net asset value per share (NAV)	$10.65	$12.29	$13.19	$10.19	$21.88	$18.76	$18.38	$47.03	$17.08	$17.69	$34.35

Total units outstanding	477	4,484	2,492	2,436	4,607	4,941	842,486	115,176	245,020	1,918	6,968,612

Variable accumulation unit value (lowest to highest)	$10.25 to $10.25	$13.36 to $13.36	$13.22 to $13.22	$10.06 to $10.06	$15.35 to $15.35	$15.71 to $15.71	$17.49 to $24.67	$22.07 to $22.07	$15.32 to $15.93	$14.68 to $14.68	$14.06 to $42.67

Identified cost of investment	$5,041	$56,184	$29,370	$24,602	$62,834	$61,750	$11,779,966	$1,507,665	$2,824,711	$22,508	$164,584,631

Not all investment divisions are available under all policies.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

NYLIAC VUL Separate Account-I

VUL

Statement of Assets and Liabilities (Continued)

As of December 31, 2013

	Fidelity® VIP Equity-Income Portfolio—Initial Class	Fidelity® VIP Freedom 2020 Portfolio—Initial Class	Fidelity® VIP Freedom 2030 Portfolio—Initial Class	Fidelity® VIP Freedom 2040 Portfolio—Initial Class	Fidelity® VIP Growth Portfolio—Initial Class	Fidelity® VIP Index 500 Portfolio—Initial Class	Fidelity® VIP Investment Grade Bond Portfolio—Initial Class	Fidelity® VIP Mid Cap Portfolio— Initial Class	Fidelity® VIP Overseas Portfolio—Initial Class	Invesco V.I. American Value Fund—Series I Shares	Invesco V.I. Global Real Estate Fund— Series I Shares

ASSETS:
Investment at net asset value	$75,904,941	$123,690	$152,765	$247,463	$4,811,261	$12,571,625	$1,024,521	$5,924,580	$6,653,228	$982,663	$35,267
Dividends due and accrued	—	—	—	—	—	—	—	—	—	—	—
Net receivable from (payable to) New York Life Insurance and Annuity Corporation	(3,289)	—	—	595	—	—	—	455	—	1,471	—
Net receivable from (payable to) the Fund for shares sold or purchased	3,289	—	—	(595)	—	—	—	(455)	—	(1,471)	—

LIABILITIES:
Liability to New York Life Insurance and Annuity Corporation for:
Mortality and expense risk charges	715	1	2	1	—	—	—	4	—	7	—
Administrative charges	80	—	—	—	—	—	—	—	—	1	—

Total net assets	$75,904,146	$123,689	$152,763	$247,462	$4,811,261	$12,571,625	$1,024,521	$5,924,576	$6,653,228	$982,655	$35,267

Total shares outstanding	3,259,087	9,809	11,897	13,486	84,201	67,484	82,890	162,808	322,346	49,404	2,307

Net asset value per share (NAV)	$23.29	$12.61	$12.84	$18.35	$57.14	$186.29	$12.36	$36.39	$20.64	$19.89	$15.29

Total units outstanding	3,239,438	11,395	13,618	21,620	271,537	636,724	62,996	199,649	299,977	69,016	2,909

Variable accumulation unit value (lowest to highest)	$14.26 to $29.39	$10.83 to $10.88	$11.20 to $11.25	$11.41 to $11.46	$17.72 to $17.72	$14.77 to $19.78	$11.21 to $16.76	$12.25 to $37.94	$12.56 to $22.20	$14.14 to $14.93	$12.12 to $12.12

Identified cost of investment	$69,862,758	$119,590	$146,771	$238,919	$3,094,337	$7,800,911	$1,041,771	$4,815,041	$5,071,998	$841,007	$35,855

Not all investment divisions are available under all policies.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

NYLIAC VUL Separate Account-I

VUL

Statement of Assets and Liabilities (Continued)

As of December 31, 2013

	Invesco V.I. International Growth Fund— Series I Shares	Janus Aspen Enterprise Portfolio— Institutional Shares	Janus Aspen Forty Portfolio— Institutional Shares	Janus Aspen Global Research Portfolio— Institutional Shares	LVIP Baron Growth Opportunities Fund—Service Class	MFS® International Value Portfolio— Initial Class	MFS® Investors Trust Series— Initial Class	MFS® New Discovery Series— Initial Class	MFS® Research Bond Series— Initial Class	MFS® Research Series— Initial Class

ASSETS:
Investment at net asset value	$8,722,905	$521,618	$23,124	$94,077,978	$10,181	$2,954,854	$223,982	$5,846,634	$8,311	$795,118
Dividends due and accrued	—	—	—	—	—	—	—	—	—	—
Net receivable from (payable to) New York Life Insurance and Annuity Corporation	(123)	—	—	9,590	—	240	—	139	—	—
Net receivable from (payable to) the Fund for shares sold or purchased	123	—	—	(9,590)	—	(240)	—	(139)	—	—

LIABILITIES:
Liability to New York Life Insurance and Annuity Corporation for:
Mortality and expense risk charges	54	—	—	1,196	—	25	—	17	—	4
Administrative charges	6	—	—	106	—	3	—	1	—	—

Total net assets	$8,722,845	$521,618	$23,124	$94,076,676	$10,181	$2,954,826	$223,982	$5,846,616	$8,311	$795,114

Total shares outstanding	246,966	8,847	434	2,412,841	225	135,170	7,479	264,912	633	27,666

Net asset value per share (NAV)	$35.32	$58.96	$53.34	$38.99	$45.20	$21.86	$29.95	$22.07	$13.13	$28.74

Total units outstanding	722,484	17,792	1,587	5,507,991	627	219,056	10,758	304,213	732	54,915

Variable accumulation unit value (lowest to highest)	$11.52 to $12.64	$14.34 to $30.73	$14.57 to $14.57	$13.41 to $24.12	$16.25 to $16.25	$13.41 to $14.32	$20.81 to $20.81	$14.37 to $28.49	$11.36 to $11.36	$13.54 to $18.62

Identified cost of investment	$7,071,540	$343,710	$18,198	$61,613,130	$8,266	$2,613,796	$145,587	$4,225,219	$8,463	$611,627

Not all investment divisions are available under all policies.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

NYLIAC VUL Separate Account-I

VUL

Statement of Assets and Liabilities (Continued)

As of December 31, 2013

	MFS® Value Series— Initial Class	Neuberger Berman AMT Mid Cap Growth Portfolio— Class I	PIMCO Global Bond Portfolio (Unhedged)— Administrative Class Shares	PIMCO Low Duration Portfolio— Administrative Class Shares	PIMCO Total Return Portfolio— Administrative Class Shares	Royce Micro-Cap Portfolio— Investment Class	T. Rowe Price Blue Chip Growth Portfolio	T. Rowe Price International Stock Portfolio	T. Rowe Price Limited-Term Bond Portfolio	T. Rowe Price New America Growth Portfolio

ASSETS:
Investment at net asset value	$2,566	$2,289,139	$317,416	$361,341	$2,049,408	$18,040,092	$39,671	$26,133	$450,312	$6,270
Dividends due and accrued	—	—	92	231	8,849	—	—	—	450	—
Net receivable from (payable to) New York Life Insurance and Annuity Corporation	—	11	—	—	—	6,643	—	—	—	—
Net receivable from (payable to) the Fund for shares sold or purchased	—	(11)	(92)	(231)	(8,849)	(6,643)	—	—	(450)	—

LIABILITIES:
Liability to New York Life Insurance and Annuity Corporation for:
Mortality and expense risk charges	—	9	—	—	—	103	—	—	—	—
Administrative charges	—	1	—	—	—	10	—	—	—	—

Total net assets	$2,566	$2,289,129	$317,416	$361,341	$2,049,408	$18,039,979	$39,671	$26,133	$450,312	$6,270

Total shares outstanding	133	55,737	25,723	34,057	186,649	1,406,078	2,090	1,662	91,713	236

Net asset value per share (NAV)	$19.28	$41.07	$12.34	$10.61	$10.98	$12.83	$18.98	$15.72	$4.91	$26.57

Total units outstanding	171	144,501	20,197	28,396	129,377	1,070,669	2,521	2,239	32,892	432

Variable accumulation unit value (lowest to highest)	$14.98 to $14.98	$12.73 to $27.92	$15.72 to $15.72	$12.73 to $12.73	$11.18 to $16.14	$16.34 to $17.13	$15.74 to $15.74	$11.67 to $11.67	$10.43 to $14.05	$14.52 to $14.52

Identified cost of investment	$2,011	$1,632,175	$333,541	$356,949	$2,080,913	$13,662,714	$28,024	$21,840	$461,066	$5,349

Not all investment divisions are available under all policies.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

NYLIAC VUL Separate Account-I

VUL

Statement of Assets and Liabilities (Continued)

As of December 31, 2013

	The Merger Fund VL	UIF Emerging Markets Debt Portfolio— Class I	UIF U.S. Real Estate Portfolio— Class I	Van Eck VIP Multi-Manager Alternatives Fund—Initial Class Shares	Victory VIF Diversified Stock Fund—Class A Shares

ASSETS:
Investment at net asset value	$39,087	$780,764	$12,108,967	$2,200,549	$8,973
Dividends due and accrued	—	—	—	—	—
Net receivable from (payable to) New York Life Insurance and Annuity Corporation	—	—	(79,747)	(6,643)	—
Net receivable from (payable to) the Fund for shares sold or purchased	—	—	79,747	6,643	—

LIABILITIES:
Liability to New York Life Insurance and Annuity Corporation for:
Mortality and expense risk charges	—	—	73	7	—
Administrative charges	—	—	6	—	—

Total net assets	$39,087	$780,764	$12,108,888	$2,200,542	$8,973

Total shares outstanding	3,579	94,983	769,307	213,024	647

Net asset value per share (NAV)	$10.92	$8.22	$15.74	$10.33	$13.87

Total units outstanding	3,688	34,946	969,945	203,365	647

Variable accumulation unit value (lowest to highest)	$10.60 to $10.60	$22.34 to $22.34	$11.24 to $28.46	$10.30 to $11.61	$13.86 to $13.86

Identified cost of investment	$37,843	$809,210	$11,173,792	$2,075,203	$7,912

Not all investment divisions are available under all policies.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

NYLIAC VUL Separate Account-I

VUL

Statement of Operations

For the year ended December 31, 2013

	MainStay VP Balanced— Initial Class	MainStay VP Bond— Initial Class	MainStay VP Cash Management— Initial Class	MainStay VP Common Stock— Initial Class	MainStay VP Conservative Allocation— Initial Class	MainStay VP Convertible— Initial Class	MainStay VP Cornerstone Growth— Initial Class	MainStay VP DFA/DuPont Capital Emerging Markets Equity— Initial Class

INVESTMENT INCOME (LOSS):
Dividend income	$136,174	$682,182	$4,382	$1,367,718	$357,739	$1,046,496	$1,444,127	$354,104
Mortality and expense risk charges	(28,985)	(139,958)	(127,496)	(436,097)	(46,662)	(157,241)	(950,534)	(156,662)
Administrative charges	(3,266)	(15,244)	(12,005)	(49,351)	(4,752)	(11,704)	(121,266)	(15,215)
Waiver of Mortality and expense risk and Administrative charges by NYLIAC	—	—	—	—	—	—	—	—

Net investment income (loss)	103,923	526,980	(135,119)	882,270	306,325	877,551	372,327	182,227

REALIZED AND UNREALIZED GAIN (LOSS):
Proceeds from sale of investments	1,107,240	6,911,402	20,497,074	8,368,042	1,989,760	4,519,399	16,066,882	6,151,473
Cost of investments sold	(927,701)	(6,527,445)	(20,495,826)	(7,547,103)	(1,677,255)	(4,020,362)	(11,363,898)	(6,451,347)

Net realized gain (loss) on investments	179,539	383,957	1,248	820,939	312,505	499,037	4,702,984	(299,874)
Realized gain distribution received	—	574,707	—	—	372,497	2,908,939	—	—
Change in unrealized appreciation (depreciation) on investments	1,950,146	(2,395,278)	3,306	24,369,396	666,271	5,344,414	32,919,434	(2,949,667)

Net gain (loss) on investments	2,129,685	(1,436,614)	4,554	25,190,335	1,351,273	8,752,390	37,622,418	(3,249,541)

Net increase (decrease) in net assets resulting from operations	$2,233,608	$(909,634)	$(130,565)	$26,072,605	$1,657,598	$9,629,941	$37,994,745	$(3,067,314)

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

NYLIAC VUL Separate Account-I

VUL

Statement of Operations (Continued)

For the year ended December 31, 2013

	MainStay VP Eagle Small Cap Growth—Initial Class	MainStay VP Floating Rate— Initial Class	MainStay VP Government— Initial Class	MainStay VP Growth Allocation— Initial Class	MainStay VP High Yield Corporate Bond— Initial Class	MainStay VP ICAP Select Equity— Initial Class	MainStay VP Income Builder— Initial Class	MainStay VP International Equity— Initial Class

INVESTMENT INCOME (LOSS):
Dividend income	$49,695	$659,285	$643,012	$382,274	$7,509,454	$2,079,880	$2,646,259	$546,406
Mortality and expense risk charges	(191,492)	(38,733)	(76,984)	(81,142)	(470,727)	(491,223)	(290,148)	(145,067)
Administrative charges	(18,450)	(3,856)	(8,076)	(7,804)	(52,334)	(49,690)	(36,729)	(15,715)
Waiver of Mortality and expense risk and Administrative charges by NYLIAC	—	—	—	—	—	—	—	—

Net investment income (loss)	(160,247)	616,696	557,952	293,328	6,986,393	1,538,967	2,319,382	385,624

REALIZED AND UNREALIZED GAIN (LOSS):
Proceeds from sale of investments	6,619,693	2,562,929	4,187,145	2,555,421	14,829,706	13,427,125	5,072,738	5,628,821
Cost of investments sold	(5,773,288)	(2,404,708)	(4,063,209)	(2,465,726)	(14,252,359)	(11,815,211)	(5,110,963)	(7,743,333)

Net realized gain (loss) on investments	846,405	158,221	123,936	89,695	577,347	1,611,914	(38,225)	(2,114,512)
Realized gain distribution received	—	—	35,352	1,782,808	—	—	—	—
Change in unrealized appreciation (depreciation) on investments	12,297,141	(142,502)	(1,304,980)	7,729,572	624,811	31,225,852	7,334,791	8,237,637

Net gain (loss) on investments	13,143,546	15,719	(1,145,692)	9,602,075	1,202,158	32,837,766	7,296,566	6,123,125

Net increase (decrease) in net assets resulting from operations	$12,983,299	$632,415	$(587,740)	$9,895,403	$8,188,551	$34,376,733	$9,615,948	$6,508,749

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

NYLIAC VUL Separate Account-I

VUL

Statement of Operations (Continued)

For the year ended December 31, 2013

	MainStay VP Janus Balanced— Initial Class	MainStay VP Large Cap Growth— Initial Class	MainStay VP MFS® Utilities— Initial Class	MainStay VP Mid Cap Core— Initial Class	MainStay VP Moderate Allocation— Initial Class	MainStay VP Moderate Growth Allocation— Initial Class	MainStay VP PIMCO Real Return— Initial Class	MainStay VP S&P 500 Index— Initial Class

INVESTMENT INCOME (LOSS):
Dividend income	$1,845,519	$127,710	$565,470	$904,197	$702,616	$684,440	$126,711	$4,151,782
Mortality and expense risk charges	(536,849)	(125,918)	(54,927)	(218,468)	(106,287)	(130,564)	(28,777)	(1,020,844)
Administrative charges	(42,679)	(8,609)	(5,610)	(19,845)	(12,045)	(14,127)	(2,732)	(116,124)
Waiver of Mortality and expense risk and Administrative charges by NYLIAC	—	—	—	—	—	—	—	—

Net investment income (loss)	1,265,991	(6,817)	504,933	665,884	584,284	539,749	95,202	3,014,814

REALIZED AND UNREALIZED GAIN (LOSS):
Proceeds from sale of investments	10,884,420	6,075,653	2,245,978	8,761,899	4,409,126	3,448,981	4,629,752	19,395,801
Cost of investments sold	(9,458,027)	(4,100,237)	(1,848,706)	(6,478,372)	(3,479,684)	(3,339,416)	(4,586,742)	(12,404,975)

Net realized gain (loss) on investments	1,426,393	1,975,416	397,272	2,283,527	929,442	109,565	43,010	6,990,826
Realized gain distribution received	198,214	224,394	312,232	5,391,299	1,137,301	1,527,427	67,234	—
Change in unrealized appreciation (depreciation) on investments	19,696,924	10,134,287	2,825,097	21,668,648	3,207,108	9,369,394	(1,337,682)	59,799,720

Net gain (loss) on investments	21,321,531	12,334,097	3,534,601	29,343,474	5,273,851	11,006,386	(1,227,438)	66,790,546

Net increase (decrease) in net assets resulting from operations	$22,587,522	$12,327,280	$4,039,534	$30,009,358	$5,858,135	$11,546,135	$(1,132,236)	$69,805,360

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

NYLIAC VUL Separate Account-I

VUL

Statement of Operations (Continued)

For the year ended December 31, 2013

	MainStay VP T. Rowe Price Equity Income— Initial Class	MainStay VP Unconstrained Bond— Initial Class	MainStay VP U.S. Small Cap— Initial Class	MainStay VP Van Eck Global Hard Assets— Initial Class	Alger Capital Appreciation Portfolio— Class I-2 Shares	AllianceBernstein VPS International Value Portfolio— Class A	AllianceBernstein VPS Small/Mid Cap Value Portfolio— Class A	American Century Investments® VP Inflation Protection Fund— Class II

INVESTMENT INCOME (LOSS):
Dividend income	$909,585	$125,463	$159,255	$497,456	$4,429	$22	$40,484	$4,109
Mortality and expense risk charges	(203,816)	(5,152)	(52,492)	(97,214)	—	—	(15,334)	—
Administrative charges	(17,013)	(486)	(4,038)	(9,834)	—	—	(1,143)	—
Waiver of Mortality and expense risk and Administrative charges by NYLIAC	—	—	—	—	—	—	—	—

Net investment income (loss)	688,756	119,825	102,725	390,408	4,429	22	24,007	4,109

REALIZED AND UNREALIZED GAIN (LOSS):
Proceeds from sale of investments	5,554,683	735,060	3,083,799	6,688,552	353,194	182	1,638,949	8,901
Cost of investments sold	(4,443,834)	(739,329)	(1,899,867)	(7,073,210)	(208,651)	(151)	(1,192,270)	(8,305)

Net realized gain (loss) on investments	1,110,849	(4,269)	1,183,932	(384,658)	144,543	31	446,679	596
Realized gain distribution received	566,479	60	—	—	138,329	—	375,791	9,019
Change in unrealized appreciation (depreciation) on investments	15,841,818	(21,032)	5,622,253	4,584,081	95,623	27	1,265,266	(36,664)

Net gain (loss) on investments	17,519,146	(25,241)	6,806,185	4,199,423	378,495	58	2,087,736	(27,049)

Net increase (decrease) in net assets resulting from operations	$18,207,902	$94,584	$6,908,910	$4,589,831	$382,924	$80	$2,111,743	$(22,940)

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

NYLIAC VUL Separate Account-I

VUL

Statement of Operations (Continued)

For the year ended December 31, 2013

	American Century Investments® VP International Fund— Class II	American Century Investments® VP Value Fund— Class II	BlackRock® Global Allocation V.I. Fund—Class III Shares	Columbia Variable Portfolio— Small Cap Value Fund— Class 2 Shares	Delaware VIP® Diversified Income Series— Standard Class	Delaware VIP® Emerging Markets Series— Standard Class	Delaware VIP® International Value Equity Series— Standard Class	Delaware VIP® Small Cap Value Series— Standard Class

INVESTMENT INCOME (LOSS):
Dividend income	$30,473	$24,472	$67,314	$60	$827	$6,384	$98	$7,762
Mortality and expense risk charges	—	—	(11,557)	—	—	(1,544)	—	(3,470)
Administrative charges	—	—	(1,200)	—	—	(136)	—	(302)
Waiver of Mortality and expense risk and Administrative charges by NYLIAC	—	—	2,901	—	—	—	—	—

Net investment income (loss)	30,473	24,472	57,458	60	827	4,704	98	3,990

REALIZED AND UNREALIZED GAIN (LOSS):
Proceeds from sale of investments	273,149	71,638	2,294,845	2,510	1,398	201,547	26,865	112,986
Cost of investments sold	(277,903)	(55,111)	(2,150,451)	(2,257)	(1,419)	(199,817)	(24,832)	(95,055)

Net realized gain (loss) on investments	(4,754)	16,527	144,394	253	(21)	1,730	2,033	17,931
Realized gain distribution received	—	—	255,736	—	481	—	—	49,218
Change in unrealized appreciation (depreciation) on investments	383,814	396,465	195,852	910	(1,707)	47,955	1,006	384,787

Net gain (loss) on investments	379,060	412,992	595,982	1,163	(1,247)	49,685	3,039	451,936

Net increase (decrease) in net assets resulting from operations	$409,533	$437,464	$653,440	$1,223	$(420)	$54,389	$3,137	$455,926

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

NYLIAC VUL Separate Account-I

VUL

Statement of Operations (Continued)

For the year ended December 31, 2013

	Delaware VIP® Value Series— Standard Class	DFA VA Global Bond Portfolio	DFA VA International Small Portfolio	DFA VA International Value Portfolio	DFA VA Short- Term Fixed Portfolio	DFA VA U.S. Large Value Portfolio	DFA VA U.S. Targeted Value Portfolio	Dreyfus IP Technology Growth Portfolio— Initial Shares

INVESTMENT INCOME (LOSS):
Dividend income	$890	$22	$1,258	$775	$64	$941	$552	$—
Mortality and expense risk charges	—	—	—	—	—	—	—	(35,681)
Administrative charges	—	—	—	—	—	—	—	(2,595)
Waiver of Mortality and expense risk and Administrative charges by NYLIAC	—	—	—	—	—	—	—	—

Net investment income (loss)	890	22	1,258	775	64	941	552	(38,276)

REALIZED AND UNREALIZED GAIN (LOSS):
Proceeds from sale of investments	13,817	362	2,269	6,414	189	13,538	6,575	2,313,487
Cost of investments sold	(12,006)	(370)	(1,770)	(5,120)	(189)	(9,596)	(4,875)	(1,410,918)

Net realized gain (loss) on investments	1,811	(8)	499	1,294	—	3,942	1,700	902,569
Realized gain distribution received	—	70	1,719	—	21	5,384	—	—
Change in unrealized appreciation (depreciation) on investments	12,432	(103)	3,284	2,681	(50)	6,225	14,452	3,614,772

Net gain (loss) on investments	14,243	(41)	5,502	3,975	(29)	15,551	16,152	4,517,341

Net increase (decrease) in net assets resulting from operations	$15,133	$(19)	$6,760	$4,750	$35	$16,492	$16,704	$4,479,065

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

NYLIAC VUL Separate Account-I

VUL

Statement of Operations (Continued)

For the year ended December 31, 2013

	Dreyfus VIF Opportunistic Small Cap Portfolio— Initial Shares	DWS Small Mid Cap Value VIP— Class A	DWS Small Cap Index VIP— Class A	Fidelity® VIP Contrafund® Portfolio— Initial Class	Fidelity® VIP Equity- Income Portfolio— Initial Class	Fidelity® VIP Freedom 2020 Portfolio— Initial Class(a)	Fidelity® VIP Freedom 2030 Portfolio— Initial Class(a)	Fidelity® VIP Freedom 2040 Portfolio— Initial Class(a)

INVESTMENT INCOME (LOSS):
Dividend income	$—	$34,446	$361	$2,096,456	$1,781,790	$2,085	$2,289	$3,363
Mortality and expense risk charges	—	(6,949)	—	(685,598)	(243,937)	(289)	(150)	(115)
Administrative charges	—	(738)	—	(69,793)	(27,258)	(42)	(24)	(16)
Waiver of Mortality and expense risk and Administrative charges by NYLIAC	—	—	—	—	—	—	—	—

Net investment income (loss)	—	26,759	361	1,341,065	1,510,595	1,754	2,115	3,232

REALIZED AND UNREALIZED GAIN (LOSS):
Proceeds from sale of investments	52,632	412,556	9,140	15,683,418	4,972,717	68,749	18,823	1,165,068
Cost of investments sold	(49,046)	(312,917)	(7,203)	(12,948,404)	(5,117,226)	(65,644)	(18,926)	(1,148,638)

Net realized gain (loss) on investments	3,586	99,639	1,937	2,735,014	(144,509)	3,105	(103)	16,430
Realized gain distribution received	—	—	867	55,823	4,708,632	631	907	1,513
Change in unrealized appreciation (depreciation) on investments	806,173	819,929	4,457	47,499,025	10,504,685	4,100	5,993	7,948

Net gain (loss) on investments	809,759	919,568	7,261	50,289,862	15,068,808	7,836	6,797	25,891

Net increase (decrease) in net assets resulting from operations	$809,759	$946,327	$7,622	$51,630,927	$16,579,403	$9,590	$8,912	$29,123

(a)	For the period May 1, 2013 (Commencement of Investment Division) through December 31, 2013.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

NYLIAC VUL Separate Account-I

VUL

Statement of Operations (Continued)

For the year ended December 31, 2013

	Fidelity® VIP Growth Portfolio— Initial Class	Fidelity® VIP Index 500 Portfolio— Initial Class	Fidelity® VIP Investment Grade Bond Portfolio— Initial Class	Fidelity® VIP Mid Cap Portfolio— Initial Class	Fidelity® VIP Overseas Portfolio— Initial Class	Invesco V.I. American Value Fund— Series I Shares	Invesco V.I. Global Real Estate Fund— Series I Shares	Invesco V.I. International Growth Fund— Series I Shares

INVESTMENT INCOME (LOSS):
Dividend income	$12,341	$216,450	$24,790	$27,284	$82,146	$5,046	$1,267	$92,862
Mortality and expense risk charges	—	—	—	(619)	—	(1,638)	—	(17,150)
Administrative charges	—	—	—	(74)	—	(128)	—	(1,818)
Waiver of Mortality and expense risk and Administrative charges by NYLIAC	—	—	—	—	—	—	—	—

Net investment income (loss)	12,341	216,450	24,790	26,591	82,146	3,280	1,267	73,894

REALIZED AND UNREALIZED GAIN (LOSS):
Proceeds from sale of investments	253,337	1,616,749	29,251	992,671	590,688	193,450	27,491	675,069
Cost of investments sold	(197,963)	(1,546,869)	(27,988)	(813,210)	(844,565)	(159,294)	(24,201)	(441,332)

Net realized gain (loss) on investments	55,374	69,880	1,263	179,461	(253,877)	34,156	3,290	233,737
Realized gain distribution received	2,938	118,891	12,715	683,058	22,519	—	—	—
Change in unrealized appreciation (depreciation) on investments	1,258,710	2,858,637	(56,884)	666,811	1,748,751	131,201	(3,051)	977,701

Net gain (loss) on investments	1,317,022	3,047,408	(42,906)	1,529,330	1,517,393	165,357	239	1,211,438

Net increase (decrease) in net assets resulting from operations	$1,329,363	$3,263,858	$(18,116)	$1,555,921	$1,599,539	$168,637	$1,506	$1,285,332

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

NYLIAC VUL Separate Account-I

VUL

Statement of Operations (Continued)

For the year ended December 31, 2013

	Janus Aspen Enterprise Portfolio— Institutional Shares	Janus Aspen Forty Portfolio— Institutional Shares	Janus Aspen Global Research Portfolio— Institutional Shares	LVIP Baron Growth Opportunities Fund— Service Class	MFS® International Value Portfolio— Initial Class	MFS® Investors Trust Series— Initial Class	MFS® New Discovery Series— Initial Class	MFS® Research Bond Series— Initial Class

INVESTMENT INCOME (LOSS):
Dividend income	$2,880	$131	$1,043,946	$38	$35,319	$2,162	$645	$99
Mortality and expense risk charges	—	—	(402,860)	—	(5,427)	—	(3,738)	—
Administrative charges	—	—	(35,577)	—	(620)	—	(170)	—
Waiver of Mortality and expense risk and Administrative charges by NYLIAC	—	—	—	—	—	—	—	—

Net investment income (loss)	2,880	131	605,509	38	29,272	2,162	(3,263)	99

REALIZED AND UNREALIZED GAIN (LOSS):
Proceeds from sale of investments	177,155	5,790	7,163,642	1,897	105,008	2,301	606,894	368
Cost of investments sold	(97,956)	(4,817)	(5,305,176)	(1,463)	(89,968)	(1,785)	(430,814)	(368)

Net realized gain (loss) on investments	79,199	973	1,858,466	434	15,040	516	176,080	—
Realized gain distribution received	—	—	—	684	—	—	37,835	37
Change in unrealized appreciation (depreciation) on investments	70,220	4,003	18,656,876	1,704	332,294	51,838	1,288,833	(192)

Net gain (loss) on investments	149,419	4,976	20,515,342	2,822	347,334	52,354	1,502,748	(155)

Net increase (decrease) in net assets resulting from operations	$152,299	$5,107	$21,120,851	$2,860	$376,606	$54,516	$1,499,485	$(56)

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

NYLIAC VUL Separate Account-I

VUL

Statement of Operations (Continued)

For the year ended December 31, 2013

	MFS® Research Series— Initial Class	MFS® Value Series— Initial Class	Neuberger Berman AMT Mid Cap Growth Portfolio— Class I	PIMCO Global Bond Portfolio (Unhedged)— Administrative Class Shares	PIMCO Low Duration Portfolio— Administrative Class Shares	PIMCO Total Return Portfolio— Administrative Class Shares	Royce Micro- Cap Portfolio— Investment Class	T. Rowe Price Blue Chip Growth Portfolio

INVESTMENT INCOME (LOSS):
Dividend income	$2,298	$27	$—	$3,730	$5,379	$55,479	$86,648	$11
Mortality and expense risk charges	(1,125)	—	(2,344)	—	—	—	(35,547)	—
Administrative charges	(132)	—	(241)	—	—	—	(3,429)	—
Waiver of Mortality and expense risk and Administrative charges by NYLIAC	—	—	—	—	—	—	—

Net investment income (loss)	1,041	27	(2,585)	3,730	5,379	55,479	47,672	11

REALIZED AND UNREALIZED GAIN (LOSS):
Proceeds from sale of investments	314,831	109	273,485	256,036	24,299	991,446	2,134,008	4,756
Cost of investments sold	(273,164)	(89)	(217,335)	(272,805)	(23,849)	(1,208,016)	(1,643,176)	(3,575)

Net realized gain (loss) on investments	41,667	20	56,150	(16,769)	450	(216,570)	490,832	1,181
Realized gain distribution received	1,685	7	—	2,243	—	17,912	454,088	—
Change in unrealized appreciation (depreciation) on investments	138,216	530	432,998	(20,832)	(6,410)	75,987	2,147,624	10,325

Net gain (loss) on investments	181,568	557	489,148	(35,358)	(5,960)	(122,671)	3,092,544	11,506

Net increase (decrease) in net assets resulting from operations	$182,609	$584	$486,563	$(31,628)	$(581)	$(67,192)	$3,140,216	$11,517

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

NYLIAC VUL Separate Account-I

VUL

Statement of Operations (Continued)

For the year ended December 31, 2013

	T. Rowe Price International Stock Portfolio	T. Rowe Price Limited-Term Bond Portfolio	T. Rowe Price New America Growth Portfolio	The Merger Fund VL	UIF Emerging Markets Debt Portfolio— Class I	UIF U.S. Real Estate Portfolio— Class I	Van Eck VIP Multi- Manager Alternatives Fund— Initial Class Shares	Victory VIF Diversified Stock Fund— Class A Shares

INVESTMENT INCOME (LOSS):
Dividend income	$212	$9,886	$—	$102	$41,261	$139,706	$—	$56
Mortality and expense risk charges	—	—	—	—	—	(29,093)	(1,591)	—
Administrative charges	—	—	—	—	—	(2,722)	(23)	—
Waiver of Mortality and expense risk and Administrative charges by NYLIAC	—	—	—	—	—	—	—	—

Net investment income (loss)	212	9,886	—	102	41,261	107,891	(1,614)	56

REALIZED AND UNREALIZED GAIN (LOSS):
Proceeds from sale of investments	1,193	415,574	1,126	2,264	311,282	2,514,492	602,665	6,777
Cost of investments sold	(1,043)	(420,309)	(906)	(2,232)	(274,324)	(1,864,402)	(599,428)	(5,308)

Net realized gain (loss) on investments	150	(4,735)	220	32	36,958	650,090	3,237	1,469
Realized gain distribution received	—	—	925	—	12,647	—	6,108	—
Change in unrealized appreciation (depreciation) on investments	2,632	(6,938)	667	1,171	(191,947)	(617,158)	90,450	772

Net gain (loss) on investments	2,782	(11,673)	1,812	1,203	(142,342)	32,932	99,795	2,241

Net increase (decrease) in net assets resulting from operations	$2,994	$(1,787)	$1,812	$1,305	$(101,081)	$140,823	$98,181	$2,297

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

NYLIAC VUL Separate Account-I

VUL

Statement of Changes in Net Assets

For the years ended December 31, 2013

and December 31, 2012

	MainStay VP Balanced— Initial Class		MainStay VP Bond— Initial Class		MainStay VP Cash Management— Initial Class		MainStay VP Common Stock— Initial Class		MainStay VP Conservative Allocation— Initial Class		MainStay VP Convertible— Initial Class
	2013	2012	2013	2012	2013	2012	2013	2012	2013	2012	2013	2012

INCREASE (DECREASE) IN NET ASSETS:
Operations:
Net investment income (loss)	$103,923	$106,510	$526,980	$798,331	$(135,119)	$(153,843)	$882,270	$824,651	$306,325	$207,340	$877,551	$1,036,719
Net realized gain (loss) on investments	179,539	64,828	383,957	704,910	1,248	(1,577)	820,939	(884,414)	312,505	413,906	499,037	282,940
Realized gain distribution received	—	—	574,707	1,344,160	—	—	—	—	372,497	656,621	2,908,939	151,181
Change in unrealized appreciation (depreciation) on investments	1,950,146	939,128	(2,395,278)	(1,162,223)	3,306	1,581	24,369,396	11,400,881	666,271	(191,717)	5,344,414	1,895,473

Net increase (decrease) in net assets resulting from operations	2,233,608	1,110,466	(909,634)	1,685,178	(130,565)	(153,839)	26,072,605	11,341,118	1,657,598	1,086,150	9,629,941	3,366,313

Contributions and (Withdrawals):
Payments received from policyowners	1,058,230	981,212	3,474,330	3,353,263	6,133,540	6,580,207	6,492,705	6,936,979	1,123,340	1,090,029	3,549,557	3,691,265
Cost of insurance	(703,216)	(642,130)	(2,315,272)	(2,527,720)	(4,496,740)	(4,557,807)	(5,477,794)	(5,535,859)	(842,314)	(677,443)	(2,569,412)	(2,661,586)
Policyowners’ surrenders	(359,268)	(615,596)	(3,574,781)	(2,426,583)	(6,885,123)	(13,126,582)	(5,168,156)	(4,655,169)	(617,762)	(799,938)	(2,564,105)	(2,195,396)
Net transfers from (to) Fixed Account	107,220	(27,599)	(27,521)	(1,141,729)	(283,613)	(1,133,413)	(1,375,888)	(1,365,912)	(60,153)	(379,609)	(582,212)	(896,254)
Transfers between Investment Divisions	654,527	(178,813)	(1,719,327)	1,863,941	1,537,953	5,911,253	(883,046)	(1,536,707)	895,621	3,256,354	(368,210)	(1,019,299)
Policyowners’ death benefits	(48,777)	(43,929)	(159,274)	(469,230)	(270,145)	(265,882)	(295,534)	(285,733)	(51,093)	(182,003)	(354,593)	(182,543)

Net contributions and (withdrawals)	708,716	(526,855)	(4,321,845)	(1,348,058)	(4,264,128)	(6,592,224)	(6,707,713)	(6,442,401)	447,639	2,307,390	(2,888,975)	(3,263,813)

Increase (decrease) in net assets	2,942,324	583,611	(5,231,479)	337,120	(4,394,693)	(6,746,063)	19,364,892	4,898,717	2,105,237	3,393,540	6,740,966	102,500
NET ASSETS:
Beginning of period	10,075,305	9,491,694	40,576,570	40,239,450	47,522,612	54,268,675	77,800,205	72,901,488	12,865,724	9,472,184	39,983,501	39,881,001

End of period	$13,017,629	$10,075,305	$35,345,091	$40,576,570	$43,127,919	$47,522,612	$97,165,097	$77,800,205	$14,970,961	$12,865,724	$46,724,467	$39,983,501

Not all investment divisions are available under all policies.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

NYLIAC VUL Separate Account-I

VUL

Statement of Changes in Net Assets (Continued)

For the years ended December 31, 2013

and December 31, 2012

	MainStay VP Cornerstone Growth— Initial Class		MainStay VP DFA/ DuPont Capital Emerging Markets Equity—Initial Class		MainStay VP Eagle Small Cap Growth— Initial Class		MainStay VP Floating Rate— Initial Class		MainStay VP Government— Initial Class		MainStay VP Growth Allocation— Initial Class
	2013	2012	2013	2012	2013	2012	2013	2012	2013	2012	2013	2012

INCREASE (DECREASE) IN NET ASSETS:
Operations:
Net investment income (loss)	$372,327	$(350,372)	$182,227	$(162,937)	$(160,247)	$(169,345)	$616,696	$563,221	$557,952	$564,309	$293,328	$232,536
Net realized gain (loss) on investments	4,702,984	2,975,057	(299,874)	(369,170)	846,405	(217,613)	158,221	284,483	123,936	344,227	89,695	(349,915)
Realized gain distribution received	—	—	—	—	—	—	—	—	35,352	—	1,782,808	1,975,695
Change in unrealized appreciation (depreciation) on investments	32,919,434	19,487,377	(2,949,667)	762,044	12,297,141	13,591	(142,502)	94,197	(1,304,980)	(129,876)	7,729,572	2,235,090

Net increase (decrease) in net assets resulting from operations	37,994,745	22,112,062	(3,067,314)	229,937	12,983,299	(373,367)	632,415	941,901	(587,740)	778,660	9,895,403	4,093,406

Contributions and (Withdrawals):
Payments received from policyowners	16,473,029	17,892,243	5,372,644	5,059,614	3,534,440	3,413,115	1,405,922	1,426,561	2,107,737	2,245,161	4,938,657	4,551,004
Cost of insurance	(13,380,444)	(14,234,171)	(2,879,894)	(2,871,643)	(2,674,142)	(2,401,751)	(853,479)	(835,249)	(1,461,400)	(1,681,162)	(2,165,934)	(1,989,533)
Policyowners’ surrenders	(11,640,220)	(10,578,540)	(2,825,779)	(2,465,585)	(2,344,154)	(1,918,781)	(960,622)	(557,003)	(1,191,028)	(1,414,325)	(1,786,961)	(1,234,078)
Net transfers from (to) Fixed Account	(2,639,062)	(3,636,136)	(659,961)	(796,461)	(916,620)	(751,531)	148,525	(40,411)	(292,220)	(554,554)	(88,004)	(304,867)
Transfers between Investment Divisions	(2,167,486)	(2,332,149)	(2,307,059)	54,312,834	(2,079,279)	46,963,574	896,745	540,503	(1,768,417)	(229,066)	941,579	(641,778)
Policyowners’ death benefits	(598,835)	(584,451)	(58,574)	(100,577)	(69,337)	(93,107)	(51,582)	(52,960)	(142,510)	(224,424)	(13,167)	(29,960)

Net contributions and (withdrawals)	(13,953,018)	(13,473,204)	(3,358,623)	53,138,182	(4,549,092)	45,211,519	585,509	481,441	(2,747,838)	(1,858,370)	1,826,170	350,788

Increase (decrease) in net assets	24,041,727	8,638,858	(6,425,937)	53,368,119	8,434,207	44,838,152	1,217,924	1,423,342	(3,335,578)	(1,079,710)	11,721,573	4,444,194
NET ASSETS:
Beginning of period	166,384,919	157,746,061	53,368,119	—	44,838,152	—	14,933,368	13,510,026	21,880,058	22,959,768	31,447,076	27,002,882

End of period	$190,426,646	$166,384,919	$46,942,182	$53,368,119	$53,272,359	$44,838,152	$16,151,292	$14,933,368	$18,544,480	$21,880,058	$43,168,649	$31,447,076

Not all investment divisions are available under all policies.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

NYLIAC VUL Separate Account-I

VUL

Statement of Changes in Net Assets (Continued)

For the years ended December 31, 2013

and December 31, 2012

	MainStay VP High Yield Corporate Bond—Initial Class		MainStay VP ICAP Select Equity— Initial Class		MainStay VP Income Builder— Initial Class		MainStay VP International Equity— Initial Class		MainStay VP Janus Balanced— Initial Class		MainStay VP Large Cap Growth— Initial Class
	2013	2012	2013	2012	2013	2012	2013	2012	2013	2012	2013	2012

INCREASE (DECREASE) IN NET ASSETS:
Operations:
Net investment income (loss)	$6,986,393	$6,996,873	$1,538,967	$2,037,200	$2,319,382	$1,924,977	$385,624	$658,691	$1,265,991	$(487,525)	$(6,817)	$(126,862)
Net realized gain (loss) on investments	577,347	478,218	1,611,914	(762,835)	(38,225)	(1,006,003)	(2,114,512)	(1,914,819)	1,426,393	234,515	1,975,416	1,440,528
Realized gain distribution received	—	—	—	—	—	—	—	—	198,214	—	224,394	—
Change in unrealized appreciation (depreciation) on investments	624,811	8,285,294	31,225,852	15,916,126	7,334,791	6,057,561	8,237,637	9,114,769	19,696,924	6,083,248	10,134,287	2,876,130

Net increase (decrease) in net assets resulting from operations	8,188,551	15,760,385	34,376,733	17,190,491	9,615,948	6,976,535	6,508,749	7,858,641	22,587,522	5,830,238	12,327,280	4,189,796

Contributions and (Withdrawals):
Payments received from policyowners	11,979,418	11,094,656	10,539,869	12,000,803	4,559,155	4,662,782	4,655,723	5,126,419	9,261,686	8,498,996	3,896,133	4,077,521
Cost of insurance	(8,548,483)	(8,591,737)	(7,700,810)	(7,823,676)	(4,075,405)	(4,169,536)	(2,608,544)	(2,772,408)	(7,620,580)	(7,005,364)	(2,207,031)	(2,226,080)
Policyowners’ surrenders	(6,878,670)	(7,607,224)	(7,188,059)	(6,678,465)	(2,892,044)	(2,856,507)	(3,368,149)	(2,760,265)	(6,681,564)	(7,693,884)	(2,372,605)	(2,096,737)
Net transfers from (to) Fixed Account	(254,503)	(1,537,867)	(2,067,767)	(7,487,122)	(574,496)	(1,017,894)	(875,144)	(865,145)	(1,596,046)	(2,054,276)	(544,118)	(983,543)
Transfers between Investment Divisions	(2,449,464)	5,020,680	(4,228,861)	(4,147,978)	3,865,825	39,731	(1,432,342)	(2,501,952)	2,074,633	120,145,356	(1,959,199)	191,570
Policyowners’ death benefits	(459,510)	(736,111)	(556,507)	(507,543)	(265,566)	(328,863)	(118,603)	(110,841)	(580,402)	(318,383)	(65,724)	(50,516)

Net contributions and (withdrawals)	(6,611,212)	(2,357,603)	(11,202,135)	(14,643,981)	617,469	(3,670,287)	(3,747,059)	(3,884,192)	(5,142,273)	111,572,445	(3,252,544)	(1,087,785)

Increase (decrease) in net assets	1,577,339	13,402,782	23,174,598	2,546,510	10,233,417	3,306,248	2,761,690	3,974,449	17,445,249	117,402,683	9,074,736	3,102,011
NET ASSETS:
Beginning of period	135,699,026	122,296,244	120,342,801	117,796,291	53,563,240	50,256,992	46,383,826	42,409,377	117,402,683	—	35,975,183	32,873,172

End of period	$137,276,365	$135,699,026	$143,517,399	$120,342,801	$63,796,657	$53,563,240	$49,145,516	$46,383,826	$134,847,932	$117,402,683	$45,049,919	$35,975,183

Not all investment divisions are available under all policies.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

NYLIAC VUL Separate Account-I

VUL

Statement of Changes in Net Assets (Continued)

For the years ended December 31, 2013

and December 31, 2012

	MainStay VP MFS® Utilities— Initial Class		MainStay VP Mid Cap Core— Initial Class		MainStay VP Moderate Allocation— Initial Class		MainStay VP Moderate Growth Allocation— Initial Class		MainStay VP PIMCO Real Return— Initial Class		MainStay VP S&P 500 Index— Initial Class
	2013	2012	2013	2012	2013	2012	2013	2012	2013	2012	2013	2012

INCREASE (DECREASE) IN NET ASSETS:
Operations:
Net investment income (loss)	$504,933	$(39,102)	$665,884	$343,720	$584,284	$393,554	$539,749	$375,804	$95,202	$(23,476)	$3,014,814	$2,746,999
Net realized gain (loss) on investments	397,272	47,180	2,283,527	(1,326,533)	929,442	211,136	109,565	(292,545)	43,010	42,913	6,990,826	5,231,682
Realized gain distribution received	312,232	—	5,391,299	5,775,209	1,137,301	1,845,797	1,527,427	1,682,659	67,234	—	—	—
Change in unrealized appreciation (depreciation) on investments	2,825,097	1,401,897	21,668,648	6,371,638	3,207,108	616,864	9,369,394	3,710,237	(1,337,682)	466,327	59,799,720	23,523,430

Net increase (decrease) in net assets resulting from operations	4,039,534	1,409,975	30,009,358	11,164,034	5,858,135	3,067,351	11,546,135	5,476,155	(1,132,236)	485,764	69,805,360	31,502,111

Contributions and (Withdrawals):
Payments received from policyowners	3,257,855	2,232,348	7,093,023	7,373,833	3,350,645	2,933,842	6,575,828	5,673,393	1,580,016	1,130,461	19,007,562	19,138,538
Cost of insurance	(1,412,195)	(949,163)	(4,822,504)	(4,445,596)	(1,867,314)	(1,625,107)	(3,130,935)	(2,741,159)	(706,990)	(577,543)	(15,071,722)	(14,977,008)
Policyowners’ surrenders	(1,061,232)	(826,074)	(4,479,880)	(3,868,090)	(1,898,559)	(1,037,996)	(2,623,693)	(2,304,740)	(378,462)	(381,744)	(12,643,963)	(12,082,863)
Net transfers from (to) Fixed Account	480,373	(91,265)	(1,563,265)	(1,420,789)	347,222	(140,785)	196,188	(363,871)	124,632	226,210	(3,650,612)	(3,712,939)
Transfers between Investment Divisions	3,066,178	16,701,453	470,240	(2,760,059)	2,519,085	3,128,869	1,657,853	667,620	(2,416,931)	11,738,331	(1,197,059)	(3,227,983)
Policyowners’ death benefits	(61,946)	(111,867)	(102,685)	(257,706)	(14,626)	(120,407)	(90,004)	(46,017)	(18,898)	—	(629,706)	(733,137)

Net contributions and (withdrawals)	4,269,033	16,955,432	(3,405,071)	(5,378,407)	2,436,453	3,138,416	2,585,237	885,226	(1,816,633)	12,135,715	(14,185,500)	(15,595,392)

Increase (decrease) in net assets	8,308,567	18,365,407	26,604,287	5,785,627	8,294,588	6,205,767	14,131,372	6,361,381	(2,948,869)	12,621,479	55,619,860	15,906,719
NET ASSETS:
Beginning of period	18,365,407	—	73,003,002	67,217,375	29,574,569	23,368,802	44,209,631	37,848,250	12,621,479	—	228,575,791	212,669,072

End of period	$26,673,974	$18,365,407	$99,607,289	$73,003,002	$37,869,157	$29,574,569	$58,341,003	$44,209,631	$9,672,610	$12,621,479	$284,195,651	$228,575,791

Not all investment divisions are available under all policies.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

NYLIAC VUL Separate Account-I

VUL

Statement of Changes in Net Assets (Continued)

For the years ended December 31, 2013

and December 31, 2012

	MainStay VP T. Rowe Price Equity Income— Initial Class		MainStay VP Unconstrained Bond— Initial Class		MainStay VP U.S. Small Cap— Initial Class		MainStay VP Van Eck Global Hard Assets— Initial Class		Alger Capital Appreciation Portfolio— Class I-2 Shares		Alger Small Cap Growth Portfolio— Class I-2 Shares
	2013	2012	2013	2012	2013	2012	2013	2012	2013	2012	2013	2012

INCREASE (DECREASE) IN NET ASSETS:
Operations:
Net investment income (loss)	$688,756	$(171,104)	$119,825	$50,347	$102,725	$34,191	$390,408	$(100,714)	$4,429	$13,321	$—	$(22,000)
Net realized gain (loss) on investments	1,110,849	132,158	(4,269)	816	1,183,932	514,122	(384,658)	(502,867)	144,543	99,812	—	13,911,341
Realized gain distribution received	566,479	—	60	7,283	—	—	—	—	138,329	419	—	—
Change in unrealized appreciation (depreciation) on investments	15,841,818	4,458,851	(21,032)	(23,744)	5,622,253	1,515,803	4,584,081	(3,954,950)	95,623	145,493	—	(9,810,423)

Net increase (decrease) in net assets resulting from operations	18,207,902	4,419,905	94,584	34,702	6,908,910	2,064,116	4,589,831	(4,558,531)	382,924	259,045	—	4,078,918

Contributions and (Withdrawals):
Payments received from policyowners	5,406,207	4,827,736	279,919	71,189	2,205,426	2,075,382	5,751,618	5,544,341	47,251	48,571	—	386,189
Cost of insurance	(3,496,937)	(2,991,375)	(126,159)	(20,666)	(1,257,718)	(1,140,031)	(2,706,162)	(2,556,720)	(31,830)	(38,675)	—	(262,094)
Policyowners’ surrenders	(3,446,140)	(2,743,883)	(77,774)	(140,476)	(1,151,578)	(1,151,939)	(2,430,143)	(2,018,003)	(13,443)	(487,451)	—	(414,537)
Net transfers from (to) Fixed Account	(713,832)	(1,688,306)	112,424	97,660	(227,612)	(280,178)	(1,018,485)	(569,163)	8,370	(18,131)	—	(131,030)
Transfers between Investment Divisions	(6,245)	59,986,922	1,724,888	1,189,976	163,343	216,447	(3,050,891)	49,031,957	(249,643)	28,937	—	(37,169,098)
Policyowners’ death benefits	(288,696)	(134,254)	—	—	(25,692)	(31,412)	(56,678)	(180,951)	—	—	—	(4,173)

Net contributions and (withdrawals)	(2,545,643)	57,256,840	1,913,298	1,197,683	(293,831)	(311,731)	(3,510,741)	49,251,461	(239,295)	(466,749)	—	(37,594,743)

Increase (decrease) in net assets	15,662,259	61,676,745	2,007,882	1,232,385	6,615,079	1,752,385	1,079,090	44,692,930	143,629	(207,704)	—	(33,515,825)
NET ASSETS:
Beginning of period	61,676,745	—	1,232,385	—	18,346,271	16,593,886	44,692,930	—	1,216,172	1,423,876	—	33,515,825

End of period	$77,339,004	$61,676,745	$3,240,267	$1,232,385	$24,961,350	$18,346,271	$45,772,020	$44,692,930	$1,359,801	$1,216,172	$—	$—

Not all investment divisions are available under all policies.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

NYLIAC VUL Separate Account-I

VUL

Statement of Changes in Net Assets (Continued)

For the years ended December 31, 2013

and December 31, 2012

	AllianceBernstein VPS International Value Portfolio— Class A		AllianceBernstein VPS Small/Mid Cap Value Portfolio— Class A		American Century Investments® VP Inflation Protection Fund—Class II		American Century Investments® VP International Fund— Class II		American Century Investments® VP Value Fund—Class II		BlackRock® Global Allocation V.I. Fund— Class III Shares
	2013	2012	2013	2012	2013	2012	2013	2012	2013	2012	2013	2012

INCREASE (DECREASE) IN NET ASSETS:
Operations:
Net investment income (loss)	$22	$7	$24,007	$16,756	$4,109	$6,092	$30,473	$11,023	$24,472	$23,253	$57,458	$52,344
Net realized gain (loss) on investments	31	(2)	446,679	381,781	596	4,282	(4,754)	(63,954)	16,527	(13,088)	144,394	(7,279)
Realized gain distribution received	—	—	375,791	179,009	9,019	5,663	—	—	—	—	255,736	11,713
Change in unrealized appreciation (depreciation) on investments	27	27	1,265,266	325,692	(36,664)	1,678	383,814	359,597	396,465	164,955	195,852	46,344

Net increase (decrease) in net assets resulting from operations	80	32	2,111,743	903,238	(22,940)	17,715	409,533	306,666	437,464	175,120	653,440	103,122

Contributions and (Withdrawals):
Payments received from policyowners	1	1	938,722	804,073	16,662	21,311	196,649	111,359	66,785	88,966	1,393,100	482,287
Cost of insurance	(19)	(24)	(435,443)	(366,175)	(4,469)	(6,157)	(66,210)	(63,917)	(30,682)	(31,231)	(399,733)	(132,187)
Policyowners’ surrenders	(164)	—	(529,536)	(135,303)	—	(17,921)	(118,275)	—	—	(6,478)	(1,385,155)	(101,844)
Net transfers from (to) Fixed Account	—	255	128,590	11,606	(826)	9,654	(3,815)	(141,024)	7	(496)	726,367	209,163
Transfers between Investment Divisions	—	—	129,066	(500,527)	19,359	11,920	14,351	122,047	11,723	(38,404)	2,219,556	2,957,054
Policyowners’ death benefits	—	—	(7,417)	(18,789)	—	—	—	—	—	(9,520)	(11,416)	—

Net contributions and (withdrawals)	(182)	232	223,982	(205,115)	30,726	18,807	22,700	28,465	47,833	2,837	2,542,719	3,414,473

Increase (decrease) in net assets	(102)	264	2,335,725	698,123	7,786	36,522	432,233	335,131	485,297	177,957	3,196,159	3,517,595
NET ASSETS:
Beginning of period	425	161	5,509,871	4,811,748	256,664	220,142	1,799,812	1,464,681	1,374,397	1,196,440	3,517,595	—

End of period	$323	$425	$7,845,596	$5,509,871	$264,450	$256,664	$2,232,045	$1,799,812	$1,859,694	$1,374,397	$6,713,754	$3,517,595

Not all investment divisions are available under all policies.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

NYLIAC VUL Separate Account-I

VUL

Statement of Changes in Net Assets (Continued)

For the years ended December 31, 2013

and December 31, 2012

	Calvert VP SRI Balanced Portfolio		Columbia Variable Portfolio—Small Cap Value Fund— Class 2 Shares		Delaware VIP® Diversified Income Series—Standard Class		Delaware VIP® Emerging Markets Series—Standard Class		Delaware VIP® International Value Equity Series— Standard Class		Delaware VIP® Small Cap Value Series—Standard Class
	2013	2012	2013	2012	2013	2012	2013	2012	2013	2012	2013	2012

INCREASE (DECREASE) IN NET ASSETS:
Operations:
Net investment income (loss)	$—	$(2,199)	$60	$2	$827	$2,895	$4,704	$212	$98	$31	$3,990	$(57)
Net realized gain (loss) on investments	—	268,473	253	(3)	(21)	1,919	1,730	(1,703)	2,033	(75)	17,931	359
Realized gain distribution received	—	—	—	25	481	2,830	—	—	—	—	49,218	433
Change in unrealized appreciation (depreciation) on investments	—	(20,271)	910	34	(1,707)	(952)	47,955	8,514	1,006	667	384,787	13,808

Net increase (decrease) in net assets resulting from operations	—	246,003	1,223	58	(420)	6,692	54,389	7,023	3,137	623	455,926	14,543

Contributions and (Withdrawals):
Payments received from policyowners	—	56,730	1,917	969	11,712	13,196	165,433	13,778	1,977	3,666	238,310	19,043
Cost of insurance	—	(36,862)	(294)	(83)	(2,219)	(3,639)	(47,407)	(2,674)	(470)	(186)	(78,105)	(4,051)
Policyowners’ surrenders	—	(62,732)	—	—	(864)	(89,087)	(115,586)	(29,302)	(1,050)	—	(17,422)	(29,425)
Net transfers from (to) Fixed Account	—	(10,152)	3,722	86	2,675	17,217	106,872	16,983	5,655	1,176	119,145	11,251
Transfers between Investment Divisions	—	(4,262,806)	—	—	2,848	(1,175)	732,586	46,726	(875)	(774)	1,615,339	456,225
Policyowners’ death benefits	—	—	—	—	—	—	1	—	—	—	—	—

Net contributions and (withdrawals)	—	(4,315,822)	5,345	972	14,152	(63,488)	841,899	45,511	5,237	3,882	1,877,267	453,043

Increase (decrease) in net assets	—	(4,069,819)	6,568	1,030	13,732	(56,796)	896,288	52,534	8,374	4,505	2,333,193	467,586
NET ASSETS:
Beginning of period	—	4,069,819	1,030	—	29,947	86,743	70,053	17,519	5,341	836	470,865	3,279

End of period	$—	$—	$7,598	$1,030	$43,679	$29,947	$966,341	$70,053	$13,715	$5,341	$2,804,058	$470,865

Not all investment divisions are available under all policies.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

NYLIAC VUL Separate Account-I

VUL

Statement of Changes in Net Assets (Continued)

For the years ended December 31, 2013

and December 31, 2012

	Delaware VIP® Value Series— Standard Class		DFA VA Global Bond Portfolio		DFA VA International Small Portfolio		DFA VA International Value Portfolio		DFA VA Short- Term Fixed Portfolio		DFA VA U.S. Large Value Portfolio
	2013	2012	2013	2012	2013	2012	2013	2012	2013	2012	2013	2012

INCREASE (DECREASE) IN NET ASSETS:
Operations:
Net investment income (loss)	$890	$1,427	$22	$37	$1,258	$134	$775	$240	$64	$38	$941	$423
Net realized gain (loss) on investments	1,811	6,792	(8)	—	499	42	1,294	40	—	—	3,942	155
Realized gain distribution received	—	—	70	31	1,719	90	—	—	21	20	5,384	—
Change in unrealized appreciation (depreciation) on investments	12,432	1,846	(103)	(53)	3,284	434	2,681	898	(50)	(41)	6,225	1,653

Net increase (decrease) in net assets resulting from operations	15,133	10,065	(19)	15	6,760	700	4,750	1,178	35	17	16,492	2,231

Contributions and (Withdrawals):
Payments received from policyowners	18,103	17,316	1,084	689	10,740	2,556	16,520	5,141	12,266	4,641	27,789	7,938
Cost of insurance	(3,153)	(3,396)	(824)	(340)	(2,235)	(761)	(2,956)	(1,063)	(2,708)	(1,384)	(6,963)	(2,451)
Policyowners’ surrenders	—	(48,073)	—	—	—	—	(2,099)	—	—	—	—	—
Net transfers from (to) Fixed Account	320	20,538	2,207	1,994	7,397	3,305	6,619	4,859	5,509	6,136	9,266	16,724
Transfers between Investment Divisions	(13,506)	(3,962)	—	80	31,340	100	—	—	—	—	(314)	—
Policyowners’ death benefits	—	—	—	—	—	—	—	—	—	—	—	—

Net contributions and (withdrawals)	1,764	(17,577)	2,467	2,423	47,242	5,200	18,084	8,937	15,067	9,393	29,778	22,211

Increase (decrease) in net assets	16,897	(7,512)	2,448	2,438	54,002	5,900	22,834	10,115	15,102	9,410	46,270	24,442
NET ASSETS:
Beginning of period	49,417	56,929	2,438	—	5,900	—	10,115	—	9,410	—	24,442	—

End of period	$66,314	$49,417	$4,886	$2,438	$59,902	$5,900	$32,949	$10,115	$24,512	$9,410	$70,712	$24,442

Not all investment divisions are available under all policies.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

NYLIAC VUL Separate Account-I

VUL

Statement of Changes in Net Assets (Continued)

For the years ended December 31, 2013

and December 31, 2012

	DFA VA U.S. Targeted Value Portfolio		Dreyfus IP Technology Growth Portfolio— Initial Shares		Dreyfus VIF Opportunistic Small Cap Portfolio—Initial Shares		DWS Small Mid Cap Value VIP— Class A		DWS Small Cap Index VIP—Class A		Fidelity® VIP Contrafund® Portfolio—Initial Class
	2013	2012	2013	2012	2013	2012	2013	2012	2013	2012	2013	2012

INCREASE (DECREASE) IN NET ASSETS:
Operations:
Net investment income (loss)	$552	$295	$(38,276)	$(36,008)	$—	$—	$26,759	$18,854	$361	$195	$1,341,065	$1,581,656
Net realized gain (loss) on investments	1,700	94	902,569	1,680,532	3,586	(6,136)	99,639	49,709	1,937	606	2,735,014	2,543,024
Realized gain distribution received	—	—	—	—	—	—	—	—	867	5	55,823	—
Change in unrealized appreciation (depreciation) on investments	14,452	1,413	3,614,772	373,879	806,173	280,331	819,929	206,223	4,457	2,641	47,499,025	21,031,696

Net increase (decrease) in net assets resulting from operations	16,704	1,802	4,479,065	2,018,403	809,759	274,195	946,327	274,786	7,622	3,447	51,630,927	25,156,376

Contributions and (Withdrawals):
Payments received from policyowners	20,747	6,512	1,754,384	1,778,384	50,878	23,786	432,906	386,504	7,413	7,624	14,657,025	14,774,996
Cost of insurance	(5,635)	(2,007)	(1,032,079)	(1,112,937)	(14,749)	(12,615)	(196,776)	(165,938)	(1,282)	(1,328)	(10,192,155)	(10,172,210)
Policyowners’ surrenders	—	—	(982,894)	(891,108)	(8,236)	—	(61,268)	(55,782)	(568)	(18,168)	(9,960,656)	(9,713,682)
Net transfers from (to) Fixed Account	3,650	13,184	(134,852)	(187,014)	3,577	177	52,512	26,295	(1,011)	6,387	(2,226,461)	(3,305,707)
Transfers between Investment Divisions	20,735	1,923	(502,775)	(347,353)	63,223	94,813	148,196	271,643	(1,145)	495	(635,259)	(6,860,238)
Policyowners’ death benefits	—	—	(43,159)	(28,352)	—	—	(14,012)	(22,052)	—	—	(447,232)	(437,460)

Net contributions and (withdrawals)	39,497	19,612	(941,375)	(788,380)	94,693	106,161	361,558	440,670	3,407	(4,990)	(8,804,738)	(15,714,301)

Increase (decrease) in net assets	56,201	21,414	3,537,690	1,230,023	904,452	380,356	1,307,885	715,456	11,029	(1,543)	42,826,189	9,442,075
NET ASSETS:
Beginning of period	21,414	—	14,479,839	13,249,816	1,637,114	1,256,758	2,552,894	1,837,438	17,139	18,682	171,708,652	162,266,577

End of period	$77,615	$21,414	$18,017,529	$14,479,839	$2,541,566	$1,637,114	$3,860,779	$2,552,894	$28,168	$17,139	$214,534,841	$171,708,652

Not all investment divisions are available under all policies.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

NYLIAC VUL Separate Account-I

VUL

Statement of Changes in Net Assets (Continued)

For the years ended December 31, 2013

and December 31, 2012

	Fidelity® VIP Equity- Income Portfolio— Initial Class		Fidelity® VIP Freedom 2020 Portfolio—Initial Class	Fidelity® VIP Freedom 2030 Portfolio—Initial Class	Fidelity® VIP Freedom 2040 Portfolio—Initial Class	Fidelity® VIP Growth Portfolio— Initial Class		Fidelity® VIP Index 500 Portfolio— Initial Class		Fidelity® VIP Investment Grade Bond Portfolio— Initial Class
	2013	2012	2013(a)	2013(a)	2013(a)	2013	2012	2013	2012	2013	2012

INCREASE (DECREASE) IN NET ASSETS:
Operations:
Net investment income (loss)	$1,510,595	$1,572,080	$1,754	$2,115	$3,232	$12,341	$22,468	$216,450	$225,323	$24,790	$26,062
Net realized gain (loss) on investments	(144,509)	(964,445)	3,105	(103)	16,430	55,374	(3,158)	69,880	(60,808)	1,263	3,858
Realized gain distribution received	4,708,632	3,663,321	631	907	1,513	2,938	—	118,891	131,937	12,715	29,206
Change in unrealized appreciation (depreciation) on investments	10,504,685	4,510,700	4,100	5,993	7,948	1,258,710	471,834	2,858,637	1,211,670	(56,884)	2,678

Net increase (decrease) in net assets resulting from operations	16,579,403	8,781,656	9,590	8,912	29,123	1,329,363	491,144	3,263,858	1,508,122	(18,116)	61,804

Contributions and (Withdrawals):
Payments received from policyowners	5,235,882	5,116,699	10,696	14,504	27,953	5,770	1,580	83,460	83,925	39,632	48,219
Cost of insurance	(3,712,702)	(3,522,903)	(5,314)	(5,507)	(18,734)	(29,681)	(32,626)	(146,688)	(177,721)	(30,980)	(38,789)
Policyowners’ surrenders	(3,367,920)	(3,348,950)	(93)	(332)	(1,403)	(209,546)	—	(188,327)	(90,715)	—	(133,091)
Net transfers from (to) Fixed Account	(887,123)	(1,299,071)	7,102	16,701	20,118	—	—	5,973	(39,484)	5,223	281
Transfers between Investment Divisions	2,492,342	411,128	101,708	118,485	190,405	(10,912)	(154,093)	(1,308,398)	271,607	28,632	3,406
Policyowners’ death benefits	(291,703)	(168,296)	—	—	—	—	—	—	—	—	—

Net contributions and (withdrawals)	(531,224)	(2,811,393)	114,099	143,851	218,339	(244,369)	(185,139)	(1,553,980)	47,612	42,507	(119,974)

Increase (decrease) in net assets	16,048,179	5,970,263	123,689	152,763	247,462	1,084,994	306,005	1,709,878	1,555,734	24,391	(58,170)
NET ASSETS:
Beginning of period	59,855,967	53,885,704	—	—	—	3,726,267	3,420,262	10,861,747	9,306,013	1,000,130	1,058,300

End of period	$75,904,146	$59,855,967	$123,689	$152,763	$247,462	$4,811,261	$3,726,267	$12,571,625	$10,861,747	$1,024,521	$1,000,130

Not all investment divisions are available under all policies.

(a)	For the period May 1, 2013 (Commencement of Investment Divisions) through December 31, 2013.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

NYLIAC VUL Separate Account-I

VUL

Statement of Changes in Net Assets (Continued)

For the years ended December 31, 2013

and December 31, 2012

	Fidelity® VIP Mid Cap Portfolio—Initial Class		Fidelity® VIP Overseas Portfolio— Initial Class		Invesco V.I. American Value Fund—Series I Shares		Invesco V.I. Global Real Estate Fund— Series I Shares		Invesco V.I. International Growth Fund—Series I Shares		Janus Aspen Balanced Portfolio— Institutional Shares
	2013	2012	2013	2012	2013	2012	2013	2012	2013	2012	2013	2012

INCREASE (DECREASE) IN NET ASSETS:
Operations:
Net investment income (loss)	$26,591	$25,978	$82,146	$104,605	$3,280	$697	$1,267	$221	$73,894	$69,885	$—	$(71,672)
Net realized gain (loss) on investments	179,461	(58,753)	(253,877)	(236,675)	34,156	3,002	3,290	(811)	233,737	177,817	—	16,342,684
Realized gain distribution received	683,058	328,466	22,519	18,000	—	—	—	—	—	—	—	—
Change in unrealized appreciation (depreciation) on investments	666,811	291,421	1,748,751	1,109,317	131,201	10,080	(3,051)	3,667	977,701	491,118	—	(8,312,387)

Net increase (decrease) in net assets resulting from operations	1,555,921	587,112	1,599,539	995,247	168,637	13,779	1,506	3,077	1,285,332	738,820	—	7,958,625

Contributions and (Withdrawals):
Payments received from policyowners	214,723	141,254	47,536	39,071	121,254	12,596	12,588	5,824	1,201,841	804,724	—	1,229,204
Cost of insurance	(105,984)	(84,019)	(72,765)	(78,219)	(48,840)	(4,930)	(1,730)	(1,120)	(422,797)	(302,087)	—	(967,665)
Policyowners’ surrenders	(379,149)	(246,481)	(102,474)	(9,965)	(2,944)	(36,492)	(489)	(10,876)	(99,089)	(94,725)	—	(1,139,452)
Net transfers from (to) Fixed Account	103,014	(182,104)	(21,903)	(173,690)	54,113	5,620	7,088	5,369	352,304	66,181	—	(331,850)
Transfers between Investment Divisions	345,529	(106,347)	(383,291)	(124,414)	354,487	319,349	(18,079)	22,240	230,763	892,218	—	(117,465,369)
Policyowners’ death benefits	—	(9,294)	—	—	—	—	—	—	(12,083)	(158)	—	(41,239)

Net contributions and (withdrawals)	178,133	(486,991)	(532,897)	(347,217)	478,070	296,143	(622)	21,437	1,250,939	1,366,153	—	(118,716,371)

Increase (decrease) in net assets	1,734,054	100,121	1,066,642	648,030	646,707	309,922	884	24,514	2,536,271	2,104,973	—	(110,757,746)
NET ASSETS:
Beginning of period	4,190,522	4,090,401	5,586,586	4,938,556	335,948	26,026	34,383	9,869	6,186,574	4,081,601	—	110,757,746

End of period	$5,924,576	$4,190,522	$6,653,228	$5,586,586	$982,655	$335,948	$35,267	$34,383	$8,722,845	$6,186,574	$—	$—

Not all investment divisions are available under all policies.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

NYLIAC VUL Separate Account-I

VUL

Statement of Changes in Net Assets (Continued)

For the years ended December 31, 2013

and December 31, 2012

	Janus Aspen Enterprise Portfolio— Institutional Shares		Janus Aspen Forty Portfolio— Institutional Shares		Janus Aspen Global Research Portfolio— Institutional Shares		LVIP Baron Growth Opportunities Fund—Service Class		MFS® International Value Portfolio— Initial Class		MFS® Investors Trust Series— Initial Class
	2013	2012	2013	2012	2013	2012	2013	2012	2013	2012	2013	2012

INCREASE (DECREASE) IN NET ASSETS:
Operations:
Net investment income (loss)	$2,880	$—	$131	$97	$605,509	$263,933	$38	$66	$29,272	$445	$2,162	$1,608
Net realized gain (loss) on investments	79,199	259,495	973	865	1,858,466	(686,740)	434	3	15,040	1,113	516	1,599
Realized gain distribution received	—	—	—	—	—	—	684	218	—	—	—	—
Change in unrealized appreciation (depreciation) on investments	70,220	(129,015)	4,003	1,506	18,656,876	13,696,124	1,704	205	332,294	9,743	51,838	24,877

Net increase (decrease) in net assets resulting from operations	152,299	130,480	5,107	2,468	21,120,851	13,273,317	2,860	492	376,606	11,301	54,516	28,084

Contributions and (Withdrawals):
Payments received from policyowners	52,243	41,297	6,385	13,282	7,453,974	8,274,439	2,464	3,878	216,903	18,389	2,322	1,764
Cost of insurance	(16,602)	(20,226)	(1,474)	(1,461)	(5,393,602)	(5,272,202)	(443)	(202)	(74,916)	(4,143)	(3,586)	(4,681)
Policyowners’ surrenders	(159,515)	(592,128)	—	(1,924)	(4,642,442)	(4,818,302)	(577)	—	(16,145)	(20,274)	—	—
Net transfers from (to) Fixed Account	391	(2,930)	(770)	4,804	(1,225,794)	(1,537,332)	(237)	1,885	97,826	12,788	—	(19,259)
Transfers between Investment Divisions	—	(49,568)	(2,420)	(9,216)	(1,473,702)	(3,126,612)	(109)	—	1,977,380	344,117	—	29,740
Policyowners’ death benefits	—	—	—	—	(227,015)	(145,634)	—	—	(4,287)	—	—	—

Net contributions and (withdrawals)	(123,483)	(623,555)	1,721	5,485	(5,508,581)	(6,625,643)	1,098	5,561	2,196,761	350,877	(1,264)	7,564

Increase (decrease) in net assets	28,816	(493,075)	6,828	7,953	15,612,270	6,647,674	3,958	6,053	2,573,367	362,178	53,252	35,648
NET ASSETS:
Beginning of period	492,802	985,877	16,296	8,343	78,464,406	71,816,732	6,223	170	381,459	19,281	170,730	135,082

End of period	$521,618	$492,802	$23,124	$16,296	$94,076,676	$78,464,406	$10,181	$6,223	$2,954,826	$381,459	$223,982	$170,730

Not all investment divisions are available under all policies.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

NYLIAC VUL Separate Account-I

VUL

Statement of Changes in Net Assets (Continued)

For the years ended December 31, 2013

and December 31, 2012

	MFS® New Discovery Series—Initial Class		MFS® Research Bond Series— Initial Class		MFS® Research Series—Initial Class		MFS® Utilities Series—Initial Class		MFS® Value Series— Initial Class		Neuberger Berman AMT Mid Cap Growth Portfolio—Class I
	2013	2012	2013	2012	2013	2012	2013	2012	2013	2012	2013	2012

INCREASE (DECREASE) IN NET ASSETS:
Operations:
Net investment income (loss)	$(3,263)	$(260)	$99	$41	$1,041	$1,308	$—	$(5,157)	$27	$6	$(2,585)	$(545)
Net realized gain (loss) on investments	176,080	36,323	—	5	41,667	1,078	—	1,963,731	20	3	56,150	8,200
Realized gain distribution received	37,835	206,521	37	10	1,685	—	—	—	7	3	—	—
Change in unrealized appreciation (depreciation) on investments	1,288,833	184,914	(192)	40	138,216	30,227	—	(1,359,084)	530	25	432,998	81,346

Net increase (decrease) in net assets resulting from operations	1,499,485	427,498	(56)	96	182,609	32,613	—	599,490	584	37	486,563	89,001

Contributions and (Withdrawals):
Payments received from policyowners	261,672	37,779	1,797	111	73,704	20,911	—	278,144	421	5	275,998	61,224
Cost of insurance	(125,998)	(34,198)	(369)	(109)	(47,905)	(13,139)	—	(114,861)	(109)	(31)	(76,355)	(27,597)
Policyowners’ surrenders	(205,691)	(28,135)	—	—	(10,915)	(3,143)	—	(98,062)	—	—	(10,696)	—
Net transfers from (to) Fixed Account	(450)	(84,223)	2,552	4,409	456	13,849	—	50,440	603	999	13,809	37,380
Transfers between Investment Divisions	1,483,101	758,486	—	(120)	(2,600)	425,968	—	(14,858,135)	—	—	391,544	441,322
Policyowners’ death benefits	—	—	—	—	—	—	—	(288)	—	—	—	—

Net contributions and (withdrawals)	1,412,634	649,709	3,980	4,291	12,740	444,446	—	(14,742,762)	915	973	594,300	512,329

Increase (decrease) in net assets	2,912,119	1,077,207	3,924	4,387	195,349	477,059	—	(14,143,272)	1,499	1,010	1,080,863	601,330
NET ASSETS:
Beginning of period	2,934,497	1,857,290	4,387	—	599,765	122,706	—	14,143,272	1,067	57	1,208,266	606,936

End of period	$5,846,616	$2,934,497	$8,311	$4,387	$795,114	$599,765	$—	$—	$2,566	$1,067	$2,289,129	$1,208,266

Not all investment divisions are available under all policies.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

NYLIAC VUL Separate Account-I

VUL

Statement of Changes in Net Assets (Continued)

For the years ended December 31, 2013

and December 31, 2012

	PIMCO Global Bond Portfolio (Unhedged)— Administrative Class Shares		PIMCO Low Duration Portfolio— Administrative Class Shares		PIMCO Real Return— Administrative Class Shares		PIMCO Total Return Portfolio— Administrative Class Shares		Royce Micro-Cap Portfolio— Investment Class		Royce Small-Cap Portfolio— Investment Class
	2013	2012	2013	2012	2013	2012	2013	2012	2013	2012	2013	2012

INCREASE (DECREASE) IN NET ASSETS:
Operations:
Net investment income (loss)	$3,730	$4,868	$5,379	$6,289	$—	$(1,949)	$55,479	$75,987	$47,672	$(38,684)	$—	$(4,656)
Net realized gain (loss) on investments	(16,769)	1,658	450	119	—	162,700	(216,570)	12,571	490,832	(407,136)	—	2,884,902
Realized gain distribution received	2,243	18,451	—	—	—	—	17,912	59,477	454,088	336,290	—	—
Change in unrealized appreciation (depreciation) on investments	(20,832)	(5,347)	(6,410)	10,501	—	(31,034)	75,987	115,717	2,147,624	1,120,136	—	(1,713,107)

Net increase (decrease) in net assets resulting from operations	(31,628)	19,630	(581)	16,909	—	129,717	(67,192)	263,717	3,140,216	1,010,606	—	1,167,139

Contributions and (Withdrawals):
Payments received from policyowners	37,960	25,431	11,343	5,201	—	127,534	81,627	99,971	2,292,111	2,418,479	—	192,063
Cost of insurance	(12,912)	(13,999)	(19,055)	(16,300)	—	(56,951)	(70,175)	(80,988)	(1,010,605)	(1,029,148)	—	(92,633)
Policyowners’ surrenders	(1,412)	—	(3,509)	—	—	(37,157)	(20,769)	(169,195)	(661,912)	(657,049)	—	(61,780)
Net transfers from (to) Fixed Account	(3,703)	13,084	—	—	—	38,980	2,625	2,474	(45,946)	(68,498)	—	(1,329)
Transfers between Investment Divisions	8,191	(909)	(1,046)	222,509	—	(7,333,905)	(887,789)	398,593	(1,140,713)	(224,529)	—	(12,509,500)
Policyowners’ death benefits	—	—	—	—	—	—	—	—	(14,728)	(23,784)	—	(225)

Net contributions and (withdrawals)	28,124	23,607	(12,267)	211,410	—	(7,261,499)	(894,481)	250,855	(581,793)	415,471	—	(12,473,404)

Increase (decrease) in net assets	(3,504)	43,237	(12,848)	228,319	—	(7,131,782)	(961,673)	514,572	2,558,423	1,426,077	—	(11,306,265)
NET ASSETS:
Beginning of period	320,920	277,683	374,189	145,870	—	7,131,782	3,011,081	2,496,509	15,481,556	14,055,479	—	11,306,265

End of period	$317,416	$320,920	$361,341	$374,189	$—	$—	$2,049,408	$3,011,081	$18,039,979	$15,481,556	$—	$—

Not all investment divisions are available under all policies.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

NYLIAC VUL Separate Account-I

VUL

Statement of Changes in Net Assets (Continued)

For the years ended December 31, 2013

and December 31, 2012

	T. Rowe Price Blue Chip Growth Portfolio		T. Rowe Price Equity Income Portfolio		T. Rowe Price International Stock Portfolio		T. Rowe Price Limited-Term Bond Portfolio		T. Rowe Price New America Growth Portfolio		The Merger Fund VL
	2013	2012	2013	2012	2013	2012	2013	2012	2013	2012	2013	2012

INCREASE (DECREASE) IN NET ASSETS:
Operations:
Net investment income (loss)	$11	$38	$—	$(25,737)	$212	$216	$9,886	$17,065	$—	$22	$102	$—
Net realized gain (loss) on investments	1,181	(348)	—	83,344	150	1,640	(4,735)	(296)	220	(2)	32	(2,608)
Realized gain distribution received	—	—	—	—	—	—	—	1,630	925	28	—	326
Change in unrealized appreciation (depreciation) on investments	10,325	2,113	—	4,834,979	2,632	2,055	(6,938)	1,838	667	267	1,171	3,423

Net increase (decrease) in net assets resulting from operations	11,517	1,803	—	4,892,586	2,994	3,911	(1,787)	20,237	1,812	315	1,305	1,141

Contributions and (Withdrawals):
Payments received from policyowners	6,247	4,236	—	774,170	6,579	7,213	31,452	27,078	771	3,050	14,470	9,947
Cost of insurance	(1,397)	(1,684)	—	(431,419)	(1,240)	(1,334)	(23,765)	(23,661)	(195)	(112)	(2,005)	(2,092)
Policyowners’ surrenders	—	(52,421)	—	(595,797)	(495)	(27,829)	—	(79,779)	(1,064)	—	—	(37,983)
Net transfers from (to) Fixed Account	(369)	18,189	—	(11,576)	300	7,366	(299,778)	11,794	270	1,088	2,772	9,405
Transfers between Investment Divisions	(1,558)	40,438	—	(61,863,323)	377	24,328	(69,543)	46,029	—	—	1,052	(3,415)
Policyowners’ death benefits	—	—	—	(5,831)	—	—	—	—	—	—	—	—

Net contributions and (withdrawals)	2,923	8,758	—	(62,133,776)	5,521	9,744	(361,634)	(18,539)	(218)	4,026	16,289	(24,138)

Increase (decrease) in net assets	14,440	10,561	—	(57,241,190)	8,515	13,655	(363,421)	1,698	1,594	4,341	17,594	(22,997)
NET ASSETS:
Beginning of period	25,231	14,670	—	57,241,190	17,618	3,963	813,733	812,035	4,676	335	21,493	44,490

End of period	$39,671	$25,231	$—	$—	$26,133	$17,618	$450,312	$813,733	$6,270	$4,676	$39,087	$21,493

Not all investment divisions are available under all policies.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

NYLIAC VUL Separate Account-I

VUL

Statement of Changes in Net Assets (Continued)

For the years ended December 31, 2013

and December 31, 2012

	UIF Emerging Markets Debt Portfolio—Class I		UIF Emerging Markets Equity Portfolio— Class I		UIF U.S. Real Estate Portfolio— Class I		Van Eck VIP Global Hard Assets—Initial Class		Van Eck VIP Multi- Manager Alternatives Fund—Initial Class Shares		Victory VIF Diversified Stock Fund— Class A Shares
	2013	2012	2013	2012	2013	2012	2013	2012	2013	2012	2013	2012

INCREASE (DECREASE) IN NET ASSETS:
Operations:
Net investment income (loss)	$41,261	$35,176	$—	$(26,412)	$107,891	$53,105	$—	$(16,898)	$(1,614)	$(15)	$56	$58
Net realized gain (loss) on investments	36,958	31,618	—	(3,242,932)	650,090	348,121	—	2,594,822	3,237	(16,443)	1,469	344
Realized gain distribution received	12,647	—	—	—	—	—	—	3,220,934	6,108	—	—	—
Change in unrealized appreciation (depreciation) on investments	(191,947)	132,376	—	9,427,907	(617,158)	881,850	—	22,508	90,450	31,448	772	2,012

Net increase (decrease) in net assets resulting from operations	(101,081)	199,170	—	6,158,563	140,823	1,283,076	—	5,821,366	98,181	14,990	2,297	2,414

Contributions and (Withdrawals):
Payments received from policyowners	40,527	45,811	—	809,283	1,848,092	1,158,123	—	794,755	211,372	60,936	2,628	2,120
Cost of insurance	(25,901)	(32,697)	—	(425,080)	(695,455)	(524,772)	—	(381,527)	(67,006)	(14,196)	(741)	(783)
Policyowners’ surrenders	(236,958)	(303,315)	—	(464,893)	(635,648)	(657,835)	—	(354,218)	(32,810)	(55,901)	—	(701)
Net transfers from (to) Fixed Account	(368)	295	—	(91,813)	330,433	7,468	—	(87,870)	(65,033)	(115,552)	360	193
Transfers between Investment Divisions	6,706	54,350	—	(56,224,701)	530,555	1,361,772	—	(49,158,645)	999,739	30,283	(298)	(24,296)
Policyowners’ death benefits	—	—	—	(766)	(18,235)	(5,392)	—	(1,841)	—	—	—	—

Net contributions and (withdrawals)	(215,994)	(235,556)	—	(56,397,970)	1,359,742	1,339,364	—	(49,189,346)	1,046,262	(94,430)	1,949	(23,467)

Increase (decrease) in net assets	(317,075)	(36,386)	—	(50,239,407)	1,500,565	2,622,440	—	(43,367,980)	1,144,443	(79,440)	4,246	(21,053)
NET ASSETS:
Beginning of period	1,097,839	1,134,225	—	50,239,407	10,608,323	7,985,883	—	43,367,980	1,056,099	1,135,539	4,727	25,780

End of period	$780,764	$1,097,839	$—	$—	$12,108,888	$10,608,323	$—	$—	$2,200,542	$1,056,099	$8,973	$4,727

Not all investment divisions are available under all policies.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

NYLIAC VUL Separate Account-I

Notes to Financial Statements

NOTE 1—Organization and Significant Accounting Policies:

N

YLIAC Variable Universal Life Separate Account (“VUL Separate Account-I”) was established on June 4, 1993 under Delaware law by New York Life Insurance and Annuity Corporation (“NYLIAC”), a wholly-owned subsidiary of New York Life Insurance Company (“NYLIC”). VUL Separate Account-I funds Group 1 policies (Variable Universal Life (“VUL”) and Survivorship Variable Universal Life (“SVUL”)—Series 1), Group 2 policies (Variable Universal Life 2000 (“VUL 2000”)—Series 1 and Single Premium Variable Universal Life (“SPVUL”)—Series 1), Group 3 policies (Pinnacle Variable Universal Life (“Pinnacle VUL”) and Pinnacle Survivorship Variable Universal Life (“Pinnacle SVUL”)), Group 4 policies (Variable Universal Life 2000 (“VUL 2000”)—Series 2, Single Premium Variable Universal Life (“SPVUL”)—Series 2 and 3, Legacy Creator Single Premium Variable Universal Life (“Legacy Creator SPVUL”), Survivorship Variable Universal Life (“SVUL”)—Series 2, Variable Universal Life Provider (“VUL Provider”), Variable Universal Life Accumulator (“VUL Accumulator”), Survivorship Variable Universal Life Accumulator (“SVUL Accumulator”) and Variable Universal Life Accumulator Plus (“VUL Accumulator Plus”)) and the Group 5 policy (Lifetime Wealth Variable Universal Life (“LWVUL”)). Sales of VUL were discontinued on September 28, 1999, or the date VUL 2000 was approved in a jurisdiction that had not approved it by September 28, 1999. Sales of VUL Provider, VUL 2000 and SVUL were discontinued on May 23, 2008, or the date VUL Accumulator and SVUL Accumulator were approved in a jurisdiction that had not approved the new products by May 23, 2008. Sales of Pinnacle SVUL and Pinnacle VUL were discontinued on May 23, 2008 in all jurisdictions. Sales of SPVUL Series 3 were discontinued on January 1, 2009 in all jurisdictions. Sales of LWVUL were discontinued on November 18, 2013 in all jurisdictions. Sales of VUL Accumulator were discontinued on December 31, 2013 or the date VUL Accumulator Plus was approved in a jurisdiction that had not approved the new products by December 31, 2013.

All of these policies are designed for individuals who seek lifetime insurance protection and flexibility with respect to premium payments and death benefits. In addition, SVUL Series 1 and 2, Pinnacle SVUL and SVUL Accumulator policies provide life insurance protection on two insureds with proceeds payable upon the death of the last surviving insured. These policies are distributed by NYLIFE Distributors LLC and sold by registered representatives of NYLIFE Securities, LLC and by registered representatives of broker-dealers who have entered into dealer agreements with NYLIFE Distributors LLC. NYLIFE Securities LLC is a wholly-owned subsidiary of NYLIFE LLC and NYLIFE Distributors LLC is a wholly-owned subsidiary of New York Life Investment Management Holdings LLC (“NYLIM Holdings”). NYLIFE LLC and NYLIM Holdings are both wholly-owned subsidiaries of NYLIC. VUL Separate Account-I is registered under the Investment Company Act of 1940, as amended, as a unit investment trust that follows the accounting and reporting guidance under ASC 946.

The assets of VUL Separate Account-I are invested in the shares of the MainStay VP Funds Trust, the Alger Portfolios, the AllianceBernstein Variable Products Series Fund, Inc., the American Century® Variable American Century Investment Portfolios, Inc., the BlackRock® Variable Series Funds, Inc., the Columbia Funds Variable Insurance Trust, the Delaware VIP® Trust, the DFA Investment Dimensions Group Inc., the Dreyfus Investment Portfolios, the Dreyfus Variable Investment Fund, the DWS Investments VIT Funds, the DWS Variable Series II, the Fidelity® Variable Insurance Products Fund, the Invesco Variable Insurance Funds, the Janus Aspen Series, the Lincoln Variable Insurance Products Trust, The Merger Fund VL, the MFS® Variable Insurance TrustSM, the MFS® Variable Insurance Trust II, the Neuberger Berman Advisers Management Trust, the PIMCO Variable Insurance Trust, the Royce Capital Fund, the T. Rowe Price Equity Series, Inc., the T. Rowe Price Fixed Income Series, Inc., the T. Rowe Price International Series, Inc., the Universal Institutional Funds, Inc., the Van Eck VIP Trust and the Victory Variable Insurance Funds (collectively “Funds”). These assets are clearly identified and distinguished from the other assets and liabilities of NYLIAC. These assets are the property of NYLIAC; however, the portion of the assets attributable to the policies will not be charged with liabilities arising out of any other business NYLIAC may conduct. The Fixed Account, DCA Plus Account, DCA Extra Account and the Enhanced DCA Fixed Account represent a portion of the general account assets of NYLIAC and are not included in this report. NYLIAC’s Fixed Account, DCA Plus Account, DCA Extra Account and the Enhanced DCA Fixed Account may be charged with liabilities arising out of other business NYLIAC may conduct.

New York Life Investment Management LLC (“New York Life Investments”) provides investment advisory services to the MainStay VP Funds Trust for a fee. New York Life Investments retains several sub-advisors, including Cornerstone Capital Management Holdings LLC (“Cornerstone Holdings”), Dimensional Fund Advisors LP (“DFA”), DuPont Capital Management Corporation (“DuPont Capital”), Eagle Asset Management, Inc. (“Eagle”), Epoch Investment Partners, Inc. (“Epoch”), Institutional Capital LLC (“ICAP”), Janus Capital Management LLC (“Janus”), MacKay Shields LLC (“MacKay Shields”), Massachusetts Financial Services Company (“MFS”), Pacific Investment Management Company LLC (“PIMCO”), T. Rowe Price Associates, Inc. (“T. Rowe Price”), Van Eck Associates Corporation (“Van Eck”) and Winslow Capital Management Inc. (“Winslow Capital”) to provide investment advisory services to certain portfolios of the MainStay VP Funds Trust.

NYLIAC VUL Separate Account-I

Notes to Financial Statements (Continued)

NOTE 1—Organization and Significant Accounting Policies (Continued):

New York Life Investments, Cornerstone Holdings, MacKay Shields, and ICAP are all indirect, wholly-owned subsidiaries of NYLIC. Eagle is a wholly-owned subsidiary of Raymond James Financial, Inc. Epoch is a wholly-owned subsidiary of Epoch Holding Corporation. Janus is a wholly-owned subsidiary of Janus Capital Group, Inc. MFS is an indirect majority-owned subsidiary of Sun Life Financial Inc. Winslow Capital is a wholly-owned subsidiary of Nuveen Investments, Inc. DFA, DuPont Capital, PIMCO, T. Rowe Price and Van Eck are independent investment advisory firms.

As of May 1, 2013, the following Investment Divisions were added to one or more of the products investing in VUL Separate Account-I:

Fidelity® VIP Freedom 2020 Portfolio—Initial Class

Fidelity® VIP Freedom 2030 Portfolio—Initial Class

Fidelity® VIP Freedom 2040 Portfolio—Initial Class

The following Investment Divisions, with their respective Fund portfolios, are available in VUL Separate Account-I:

MainStay VP Balanced—Initial Class

MainStay VP Bond—Initial Class

MainStay VP Cash Management—Initial Class

MainStay VP Common Stock—Initial Class

MainStay VP Conservative Allocation—Initial Class

MainStay VP Convertible—Initial Class

MainStay VP Cornerstone Growth—Initial Class (formerly MainStay VP Growth Equity)

MainStay VP DFA/DuPont Capital Emerging Markets Equity—Initial Class

MainStay VP Eagle Small Cap Growth—Initial Class

MainStay VP Floating Rate—Initial Class

MainStay VP Government—Initial Class

MainStay VP Growth Allocation—Initial Class

MainStay VP High Yield Corporate Bond—Initial Class

MainStay VP ICAP Select Equity—Initial Class

MainStay VP Income Builder—Initial Class

MainStay VP International Equity—Initial Class

MainStay VP Janus Balanced—Initial Class

MainStay VP Large Cap Growth—Initial Class

MainStay VP MFS® Utilities—Initial Class

MainStay VP Mid Cap Core—Initial Class

MainStay VP Moderate Allocation—Initial Class

MainStay VP Moderate Growth Allocation—Initial Class

MainStay VP PIMCO Real Return—Initial Class

MainStay VP S&P 500 Index—Initial Class

MainStay VP T. Rowe Price Equity Income—Initial Class

MainStay VP Unconstrained Bond—Initial Class (formerly MainStay VP Flexible Bond Opportunities—Initial Class)

MainStay VP U.S. Small Cap—Initial Class

MainStay VP Van Eck Global Hard Assets—Initial Class

Alger Capital Appreciation Portfolio—Class I-2 Shares

AllianceBernstein VPS International Value Portfolio—Class A

AllianceBernstein VPS Small/Mid Cap Value Portfolio—Class A

American Century Investments® VP Inflation Protection Fund —Class II

American Century Investments® VP International Fund —Class II

American Century Investments® VP Value Fund—Class II

BlackRock® Global Allocation V.I. Fund—Class III Shares

Columbia Variable Portfolio—Small Cap Value Fund—Class 2 Shares

Delaware VIP® Diversified Income Series—Standard Class

Delaware VIP® Emerging Markets Series—Standard Class

Delaware VIP® International Value Equity Series—Standard Class

Delaware VIP® Small Cap Value Series—Standard Class

Delaware VIP® Value Series—Standard Class

DFA VA Global Bond Portfolio

DFA VA International Small Portfolio

DFA VA International Value Portfolio

DFA VA Short-Term Fixed Portfolio

DFA VA U.S. Large Value Portfolio

NYLIAC VUL Separate Account-I

Notes to Financial Statements (Continued)

NOTE 1—Organization and Significant Accounting Policies (Continued):

DFA VA U.S. Targeted Value Portfolio

Dreyfus IP Technology Growth Portfolio—Initial Shares

Dreyfus VIF Opportunistic Small Cap Portfolio—Initial Shares

DWS Small Cap Index VIP—Class A

DWS Small Mid Cap Value VIP—Class A (formerly DWS Dreman Small Mid Cap Value VIP)

Fidelity® VIP Contrafund® Portfolio—Initial Class

Fidelity® VIP Equity-Income Portfolio—Initial Class

Fidelity® VIP Freedom 2020 Portfolio—Initial Class

Fidelity® VIP Freedom 2030 Portfolio—Initial Class

Fidelity® VIP Freedom 2040 Portfolio—Initial Class

Fidelity® VIP Growth Portfolio—Initial Class

Fidelity® VIP Index 500 Portfolio—Initial Class

Fidelity® VIP Investment Grade Bond Portfolio—Initial Class

Fidelity® VIP Mid Cap Portfolio—Initial Class

Fidelity® VIP Overseas Portfolio—Initial Class

Invesco V.I. American Value Fund—Series I Shares (formerly Invesco Van Kampen V.I. American Value Fund)

Invesco V.I. Global Real Estate Fund—Series I Shares

Invesco V.I. International Growth Fund—Series I Shares

Janus Aspen Enterprise Portfolio—Institutional Shares

Janus Aspen Forty Portfolio—Institutional Shares

Janus Aspen Global Research Portfolio—Institutional Shares (formerly Janus Aspen Worldwide)

LVIP Baron Growth Opportunities Fund—Service Class

MFS® International Value Portfolio—Initial Class

MFS® Investors Trust Series—Initial Class

MFS® New Discovery Series—Initial Class

MFS® Research Bond Series—Initial Class

MFS® Research Series—Initial Class

MFS® Value Series—Initial Class

Neuberger Berman AMT Mid-Cap Growth Portfolio—Class I

PIMCO Global Bond Portfolio (Unhedged)—Administrative Class Shares

PIMCO Low Duration Portfolio—Administrative Class Shares

PIMCO Total Return Portfolio—Administrative Class Shares

Royce Micro-Cap Portfolio—Investment Class

T. Rowe Price Blue Chip Growth Portfolio

T. Rowe Price International Stock Portfolio

T. Rowe Price Limited-Term Bond Portfolio

T. Rowe Price New America Growth Portfolio

The Merger Fund VL

UIF Emerging Markets Debt Portfolio—Class I

UIF U.S. Real Estate Portfolio—Class I

Van Eck VIP Multi-Manager Alternatives Fund—Initial Class Shares

Victory VIF Diversified Stock Fund—Class A Shares

Not all investment options are available under all policies.

All investments into the MainStay VP Series Funds by VUL Separate Account-I will be made into the Initial Class of shares unless otherwise indicated. Each Investment Division of VUL Separate Account-I will invest exclusively in the corresponding eligible Fund portfolio.

For SVUL, VUL 2000, SPVUL, Legacy Creator SPVUL, Lifetime Wealth VUL, VUL Provider, VUL Accumulator, SVUL Accumulator, Pinnacle VUL and Pinnacle SVUL policies, any/all premium payments received during the free look period are allocated to the General Account of NYLIAC. After the free look period, these premium payments are allocated in accordance with the policyowner’s allocation instructions. Subsequent premium payments for all policies will be allocated to the Investment Divisions of VUL Separate Account-I in accordance with the policyowner’s allocations instructions. For VUL Accumulator Plus, any/all premium payments received before the initial premium transfer date will be allocated to the General Account of NYLIAC. On the initial premium transfer date, the net premium, along with any interest credited to the Investment Divisions of VUL Separate Account-I, the Fixed Account, and/or the DCA Plus Account in accordance with the policyowner’s allocation instructions. Pinnacle VUL and SVUL policies issued on or after October 14, 2002 can have premium payments made in the first 12 policy months allocated to an Enhanced DCA Fixed Account. VUL 2000, VUL Provider, SVUL, VUL Accumulator and SVUL Accumulator policies issued on or after February 11, 2005 can have premium payments made in the first 12 policy months allocated to a DCA Plus Account. Legacy Creator SPVUL policies issued on or after May 15th, 2009,

NYLIAC VUL Separate Account-I

Notes to Financial Statements (Continued)

NOTE 1—Organization and Significant Accounting Policies (Continued):

can have the initial premium payment allocated to the 6 months DCA Extra Account. Lifetime Wealth VUL policies issued on or after February 14, 2011, can have premium payments made in the first 12 policy months allocated to a DCA Plus Account. VUL Accumulator Plus policies issued on or after November 18, 2013, can have premium payments made in the first 12 months following the Initial Premium Transfer Date allocated to a DCA Plus Account.

In addition, for all VUL, VUL 2000, SVUL, SPVUL, Legacy Creator SPVUL, Lifetime Wealth VUL, VUL Provider, VUL Accumulator, SVUL Accumulator, Pinnacle VUL, Pinnacle SVUL and VUL Accumulator Plus policies, the policyowner has the option, within limits, to transfer amounts between the Investment Divisions of VUL Separate Account-I and the Fixed Account of NYLIAC.

No Federal income tax is payable on investment income or capital gains of VUL Separate Account-I under current Federal income tax law.

Security Valuation—The investments are valued at the net asset value (“NAV”) of shares of the respective Fund portfolios.

Security Transactions—Realized gains and losses from security transactions are reported on the identified cost basis. Security transactions are accounted for as of the date the securities are purchased or sold (trade date).

Distributions Received—Dividend income and capital gain distributions are recorded on the ex-dividend date and reinvested in the corresponding Fund portfolio.

The authoritative guidance defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The authoritative guidance also establishes a framework for measuring fair value that includes a hierarchy used to classify the inputs used in measuring fair value. The hierarchy prioritizes the inputs to valuation techniques used to measure fair value into three levels. The level in the fair value hierarchy within which the fair value measurement falls is determined based on the lowest level input that is significant to the fair value measurement.

The levels of the fair value hierarchy are based on the inputs to the valuation as follows:

Level 1—Fair Value is based on unadjusted quoted prices for identical assets or liabilities in an active market. Active markets are defined as a market in which many transactions occur with sufficient frequency and volume to provide pricing information on an ongoing basis.

Level 2—Observable inputs other than Level 1 prices, such as quoted prices for similar instruments, quoted prices in markets that are not active, and inputs to model-derived valuations that are directly observable or can be corroborated by observable market data for substantially the full term of the asset.

Level 3—Instruments whose values are based on prices or valuation techniques that require inputs that are both unobservable and significant to the overall fair value measurement. These inputs reflect management’s assumptions in pricing the asset or liability.

Investments in mutual funds represent open-end mutual funds in which the valuation is based on the aggregate NAV of the shares held at the valuation date, which represents fair value, and are classified as Level 1.

The amounts shown as net receivable from (payable to) NYLIAC on the Statement of Assets and Liabilities reflect transactions that occurred on the last business day of the reporting period. These amounts will be deposited to or withdrawn from the separate account in accordance with the policyowners’ instructions on the first business day subsequent to the close of the period presented. The amounts shown as net receivable from (payable to) the Fund for shares sold or purchased represent unsettled trades.

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

NYLIAC VUL Separate Account-I

Notes to Financial Statements (Continued)

NOTE 2—Purchases and Sales (in 000’s):

T

he cost of purchases and proceeds from sales of investments for the year ended December 31, 2013 were as follows:

	Purchases	Sales

MainStay VP Balanced—Initial Class	$1,919	$1,107
MainStay VP Bond—Initial Class	3,627	6,911
MainStay VP Cash Management—Initial Class	16,221	20,497
MainStay VP Common Stock—Initial Class	2,547	8,368
MainStay VP Conservative Allocation—Initial Class	3,248	1,990
MainStay VP Convertible—Initial Class	5,442	4,519
MainStay VP Cornerstone Growth—Initial Class	2,470	16,067
MainStay VP DFA/DuPont Capital Emerging Markets Equity—Initial Class	2,957	6,151
MainStay VP Eagle Small Cap Growth—Initial Class	1,880	6,620
MainStay VP Floating Rate—Initial Class	3,830	2,563
MainStay VP Government—Initial Class	2,040	4,187
MainStay VP Growth Allocation—Initial Class	6,524	2,555
MainStay VP High Yield Corporate Bond—Initial Class	15,301	14,830
MainStay VP ICAP Select Equity—Initial Class	3,713	13,427
MainStay VP Income Builder—Initial Class	7,996	5,073
MainStay VP International Equity—Initial Class	2,259	5,629
MainStay VP Janus Balanced—Initial Class	7,219	10,884
MainStay VP Large Cap Growth—Initial Class	3,024	6,076
MainStay VP MFS® Utilities—Initial Class	7,353	2,246
MainStay VP Mid Cap Core—Initial Class	11,304	8,762
MainStay VP Moderate Allocation—Initial Class	8,558	4,409
MainStay VP Moderate Growth Allocation—Initial Class	8,089	3,449
MainStay VP PIMCO Real Return—Initial Class	2,952	4,630
MainStay VP S&P 500 Index—Initial Class	8,203	19,396
MainStay VP T. Rowe Price Equity Income—Initial Class	4,280	5,555
MainStay VP Unconstrained Bond—Initial Class	2,925	735
MainStay VP U.S. Small Cap—Initial Class	2,872	3,084
MainStay VP Van Eck Global Hard Assets—Initial Class	3,570	6,689
Alger Capital Appreciation Portfolio—Class I-2 Shares	257	353
AllianceBernstein VPS International Value Portfolio—Class A	—	—
AllianceBernstein VPS Small/Mid Cap Value Portfolio—Class A	2,269	1,639
American Century Investments® VP Inflation Protection Fund—Class II	53	9
American Century Investments® VP International Fund—Class II	326	273
American Century Investments® VP Value Fund—Class II	144	72
BlackRock® Global Allocation V.I. Fund—Class III Shares	5,164	2,295
Columbia Variable Portfolio—Small Cap Value Fund—Class 2 Shares	8	3
Delaware VIP® Diversified Income Series—Standard Class	17	1
Delaware VIP® Emerging Markets Series—Standard Class	1,050	202
Delaware VIP® International Value Equity Series—Standard Class	32	27
Delaware VIP® Small Cap Value Series—Standard Class	2,044	113
Delaware VIP® Value Series—Standard Class	16	14
DFA VA Global Bond Portfolio	3	—
DFA VA International Small Portfolio	52	2
DFA VA International Value Portfolio	24	6
DFA VA Short-Term Fixed Portfolio	15	—
DFA VA U.S. Large Value Portfolio	50	14
DFA VA U.S. Targeted Value Portfolio	47	7
Dreyfus IP Technology Growth Portfolio—Initial Shares	1,339	2,313
Dreyfus VIF Opportunistic Small Cap Portfolio—Initial Shares	147	53
DWS Small Cap Index VIP—Class A	14	9
DWS Small Mid Cap Value VIP—Class A	793	413
Fidelity® VIP Contrafund® Portfolio—Initial Class	8,280	15,683
Fidelity® VIP Equity-Income Portfolio—Initial Class	10,673	4,973
Fidelity® VIP Freedom 2020 Portfolio—Initial Class	185	69
Fidelity® VIP Freedom 2030 Portfolio—Initial Class	166	19
Fidelity® VIP Freedom 2040 Portfolio—Initial Class	1,388	1,165
Fidelity® VIP Growth Portfolio—Initial Class	24	253
Fidelity® VIP Index 500 Portfolio—Initial Class	397	1,617
Fidelity® VIP Investment Grade Bond Portfolio—Initial Class	109	29
Fidelity® VIP Mid Cap Portfolio—Initial Class	1,880	993
Fidelity® VIP Overseas Portfolio—Initial Class	162	591
Invesco V.I. American Value Fund—Series I Shares	675	193
Invesco V.I. Global Real Estate Fund—Series I Shares	28	27
Invesco V.I. International Growth Fund—Series I Shares	2,006	675

NYLIAC VUL Separate Account-I

Notes to Financial Statements (Continued)

Note 2—Purchases and Sales (in 000’s) (Continued):

	Purchases	Sales

Janus Aspen Enterprise Portfolio—Institutional Shares	56	177
Janus Aspen Forty Portfolio—Institutional Shares	8	6
Janus Aspen Global Research Portfolio—Institutional Shares	2,263	7,164
LVIP Baron Growth Opportunities Fund—Service Class	4	2
MFS® International Value Portfolio—Initial Class	2,333	105
MFS® Investors Trust Series—Initial Class	3	2
MFS® New Discovery Series—Initial Class	2,055	607
MFS® Research Bond Series—Initial Class	4	—
MFS® Research Series—Initial Class	351	315
MFS® Value Series—Initial Class	1	—
Neuberger Berman AMT Mid Cap Growth Portfolio—Class I	865	273
PIMCO Global Bond Portfolio (Unhedged)—Administrative Class Shares	290	256
PIMCO Low Duration Portfolio—Administrative Class Shares	18	24
PIMCO Total Return Portfolio—Administrative Class Shares	176	991
Royce Micro-Cap Portfolio—Investment Class	2,035	2,134
T. Rowe Price Blue Chip Growth Portfolio	8	5
T. Rowe Price International Stock Portfolio	7	1
T. Rowe Price Limited-Term Bond Portfolio	65	416
T. Rowe Price New America Growth Portfolio	2	1
The Merger Fund VL	19	2
UIF Emerging Markets Debt Portfolio—Class I	149	311
UIF U.S. Real Estate Portfolio—Class I	3,974	2,514
Van Eck VIP Multi-Manager Alternatives Fund—Initial Class Shares	1,654	603
Victory VIF Diversified Stock Fund—Class A Shares	9	7

Total	$208,509	$246,430

Not all investment divisions are available under all policies.

NYLIAC VUL Separate Account-I

Notes to Financial Statements (Continued)

NOTE 3—Expenses and Related Party Transactions:

Deductions from Premiums:

N

YLIAC deducts premium expense charges from all premiums received for certain VUL Separate Account-I policies. Premium expense charges are expressed as a percentage of the payment received.

State and Federal Tax Charge: NYLIAC deducts 2% from all premium payments for VUL, SVUL, VUL 2000, SPVUL Series 3, VUL Provider, Lifetime Wealth VUL, VUL Accumulator, SVUL Accumulator, Pinnacle VUL, Pinnacle SVUL and VUL Accumulator Plus policies to pay state premium taxes. NYLIAC deducts 1.25% from all premium payments for non-qualified VUL, SVUL, VUL 2000, SPVUL Series 3, VUL Provider, Lifetime Wealth VUL, VUL Accumulator, SVUL Accumulator, Pinnacle VUL, Pinnacle SVUL and VUL Accumulator Plus policies to cover federal taxes.

Sales Expense Charge: NYLIAC deducts a sales expense charge from all premium payments for VUL, SVUL, VUL 2000, VUL Provider, Lifetime Wealth VUL, VUL Accumulator, SVUL Accumulator, Legacy Creator SPVUL, Pinnacle VUL, Pinnacle SVUL and VUL Accumulator Plus policies to partially cover the expenses associated with selling the policies.

For VUL policies, currently 5% of any premium payment for the first 10 policy years is deducted; NYLIAC reserves the right to impose this charge after the 10th policy year.

For SVUL policies, currently 8% of any premium payments in policy years 1-10, up to the target premium, is deducted. Once the target premium is reached NYLIAC expects to deduct 4% from any premium payments in any given policy year. Beginning with the 11th policy year, NYLIAC expects to deduct 4% of any premium payments up to the target premium, and no charge for premium payments in excess of the target premium in that year. The initial target premium is determined at the time the policy is issued, and it is indicated on the policy data page.

For VUL 2000 policies, currently 2.75% of any premium payments in a policy year, up to the surrender charge premium, is deducted. Once the premium payments equal the surrender charge premium for a policy year, NYLIAC deducts a sales expense charge of 1.25% from any additional premium payments in that policy year. The initial surrender charge premium is determined at the time the policy is issued and can be found on the policy data page.

For VUL Provider policies, currently 6.75% of any premium payment up to the target premium is deducted in policy years 1-5. Once the target premium is reached, 4.25% of any premium payment is deducted. Beginning with the 6th policy year, NYLIAC expects to deduct 2.75% of any premium payments up to the target premium; once the target premium is reached, 0.75% of any premium payment is deducted. The initial target premium is determined at the time the policy is issued, and is indicated on the policy data page.

For Lifetime Wealth VUL policies, in all policy years, we currently do not deduct a sales expense charge on any premium payment up to Target Premium 1. In each of policy years 1-7, we currently deduct 8.75% of any premium payment over Target Premium 1 and up to Target Premium 2; we also deduct 8.75% of all premiums paid over Target Premium 2. In each of policy years 8 and subsequent, we currently do not deduct a sales expense charge on any premium payment over Target Premium 1. Target Premium 1 and Target Premium 2 are determined at the time the policy is issued, and are indicated on the policy data page.

For VUL Accumulator and SVUL Accumulator policies, currently 4.75% of any premium payment up to the target premium is deducted in policy years 1-10. Once the target premium is reached, 1.75% of any premium payment is deducted in policy years 1-5 and 0.75% of any premium payment is deducted in policy years 6-10. Beginning with the 11th policy year, NYLIAC expects to deduct 4.25% of any premium payments up to the target premium; once the target is reached, 0.25% of any premium payment is deducted in policy years 11 and beyond. The initial target premium is determined at the time the policy is issued, and is indicated on the policy data page.

For Pinnacle VUL and Pinnacle SVUL policies, the percentage of premiums deducted varies depending on the age of the policy and whether the total premium payment in a given policy year is above or below the target premium. For premium payments up to the target premium, the sales expense charge in the first policy year is currently 56.75%, in policy years 2-5 the charge is 26.75%, for policy year 6 the charge is 1.75%, and for policy years 7 and beyond the charge is 0.75%. For premium payments in excess of the target premium the charge is currently 2.75% for policy years 1-5, 1.75% for policy year 6 and 0.75% for policy years 7 and beyond. The initial target premium is determined at the time the policy is issued, and it is indicated on the policy data page.

For Legacy Creator SPVUL policies, the current monthly premium expense charge is deducted at an annualized rate of 2.0% of the adjusted total premium for policy years 11 and beyond. The monthly premium expense charge is guaranteed not to exceed the annual rate of 2.25% of the adjusted total premium. This charge also covers state premium tax and federal tax expenses.

NYLIAC VUL Separate Account-I

Notes to Financial Statements (Continued)

Note 3—Expenses and Related Party Transactions (Continued):

For VUL Accumulator Plus policies, currently 4.75% of any premium payment up to the target premium is deducted in policy years 1-10. Once the target premium is reached, 1.75% of any premium payment is deducted in policy years 1-5 and 0.75% of any premium payment is deducted in policy years 6-10. Beginning with the 11th policy year, NYLIAC expects to deduct 4.25% of any premium payments up to the target premium; once the target is reached, 0.25% of any premium payment is deducted in policy years 11 and beyond. The initial target premium is determined at the time the policy is issued, and is indicated on the policy data page.

Deductions from Cash Value:

NYLIAC deducts certain monthly charges from the cash value of VUL Separate Account-I policies. These charges include the monthly contract charge, the administrative charge, the cost of insurance charge, the per thousand face amount charge, the deferred sales expense charge, and the mortality and expense risk charge and are recorded as cost of insurance in the accompanying Statement of Changes in Net Assets. The charges disclosed below were in effect for each of the five periods presented in the Financial Highlights section. Not all charges are deducted from all products, as shown below.

Monthly Contract Charge: A monthly contract charge is assessed on certain VUL Separate Account-I policies to compensate NYLIAC for certain administrative services such as premium collection, record keeping, claims processing and communicating with policyowners. Outlined below is the current schedule for VUL, SVUL, VUL 2000, VUL Provider, VUL Accumulator, SVUL Accumulator, Pinnacle VUL, Pinnacle SVUL and VUL Accumulator Plus:

Policy	Monthly Contract Charge Policy Year 1	Monthly Contract Charge Subsequent Policy Years
VUL	$26	$7
SVUL	60	10
VUL 2000	30	10
VUL Provider	30	10
Lifetime Wealth VUL	15	15 in years 2-10; 10 in years 11 and beyond.
VUL Accumulator	35	15 in years 2-10; 10 in years 11 and beyond.
SVUL Accumulator	35	15 in years 2-10; 10 in years 11 and beyond.
Pinnacle VUL*	100	25
Pinnacle SVUL*	100	25
VUL Accumulator Plus	15	15 in years 2-10; 10 in years 11 and beyond.

*	If the target face amount falls below $1 million, the contract charge will not exceed $25 per month.

Administrative Charge: An administrative charge is assessed on VUL 2000, SPVUL, Legacy Creator SPVUL and SVUL (Series 2)** policies monthly. This charge compensates NYLIAC for providing administrative policy services.

For VUL 2000 policies, the administrative charge is expressed as a percentage of the amount of cash value in VUL Separate Account-I and varies based on the amount of cash value in VUL Separate Account-I. The VUL Separate Account-I administrative charge percentage currently ranges from 0% to .20%.

For SPVUL policies, the current administrative charge is made monthly at an annualized rate of .60% of the policy’s cash value for the first three policy years. This charge is waived in the fourth and subsequent policy years if the cash value of the policy exceeds $200,000. If the cash value of the policy does not exceed $200,000, this charge will range from .10% to .60% depending on the cash value of the policy.

For SVUL (Series 2)** the administrative charge is .10%, based on the amount of cash value in VUL Separate Account-I.

For Legacy Creator SPVUL policies, the current asset based administrative charge is deducted monthly at an annualized rate of 2.25% of the policy’s cash value for policy years 1 through 10. The monthly asset based administrative charge is guaranteed not to exceed the annual rate of 2.25% of the cash value of the policy. This charge also covers state premium tax and federal tax expenses.

**	Series 2 VUL 2000, SPVUL, and SVUL designates policies issued on and after May 10, 2002 where approved.

NYLIAC VUL Separate Account-I

Notes to Financial Statements (Continued)

NOTE 3—Expenses and Related Party Transactions (Continued):

Cost of Insurance Charge: A charge to cover the cost of providing life insurance benefits is assessed monthly on all VUL Separate Account-I policies. This charge is based on such factors as issue age of the insured(s), duration, gender, underwriting class, face amount, any riders included and the cash value of the policy.

Per Thousand Face Amount Charge: NYLIAC assesses a monthly per thousand face amount charge on SVUL, VUL Accumulator, SVUL Accumulator, Lifetime Wealth VUL, Pinnacle VUL, Pinnacle SVUL, VUL Provider and VUL Accumulator Plus policies.

For SVUL (Series 1) policies, this charge is $0.04 per $1,000 of the policy’s initial face amount. For SVUL(Series 2) policies, this charge is $0.04 per $1,000 of the policy’s current face amount. For both series of SVUL policies this charge is assessed for the first 3 policy years and will always be at least $10 per month and will never be more than $100 per month.

For VUL Accumulator Plus, this charge is currently deducted during the first 10 policy years and is based on the insured’s age, gender, risk class and face amount. NYLIAC does not expect to deduct this charge in years 11 and beyond.

For VUL Accumulator policies, this charge is based on the insured’s age, gender, risk class and face amount plus any term insurance benefit. NYLIAC does not expect to deduct this charge in years 21 and beyond.

For SVUL Accumulator policies, this charge is based on insured’s age, gender, risk class and face amount plus any term insurance benefit. NYLIAC does not expect to deduct this charge in years 31 and beyond.

For Lifetime Wealth VUL policies, this charge is based on the insured’s age, gender, risk class and face amount plus any term insurance benefit. NYLIAC does not expect to deduct this charge in years 21 and beyond.

For Pinnacle VUL and Pinnacle SVUL policies, this charge is $0.03 per $1,000 of the policy’s face amount plus any term insurance benefit for the first 5 policy years. NYLIAC does not expect to deduct this charge in policy year 6 and beyond.

For VUL Provider policies, this charge is $0.07 per $1,000 of the policy’s face amount plus any term insurance benefit for the first 5 policy years. NYLIAC does not expect to deduct this charge in policy year 6 and beyond.

Deferred Sales Expense Charge: NYLIAC assesses a monthly deferred sales expense charge on SPVUL policies. This charge is deducted from the policy’s cash value for a 10-year period after a premium payment is applied. The deferred sales expense charge is expressed as a percentage of the policy’s cash value for Series 1 and 2. The current .90% deferred sales expense is comprised of .40% for sales expenses, .30% for state taxes and .20% for federal taxes. For SPVUL Series 3*** currently the deferred sales expense charge is equal to 0.40%.

Mortality and Expense Risk Charge: NYLIAC deducts a mortality and expense risk charge as follows:

Group 1 & 2 Policies: NYLIAC assesses a mortality and expense risk charge based on the variable accumulation value of the Investment Divisions. These charges are made daily at an annual rate of 0.70%**** for VUL, 0.70%**** for SVUL (Series 1), 0.50% for VUL 2000 (Series 1) and 0.50% for SPVUL (Series 1). For the year ended December 31, 2012, NYLIAC voluntarily waived the mortality and expense risk and administrative charges of $8,293 on the BlackRock® Global Allocation V.I. Fund—Class III Shares Investment Division. For the year ended December 31, 2013 NYLIAC voluntarily waived the mortality and expense risk and administrative charges of $2,901 on the BlackRock® Global Allocation V.I. Fund—Class III Shares Investment Division. The voluntary waiver was terminated on March 22, 2013.

Group 3 Policies: The Pinnacle VUL and Pinnacle SVUL mortality and expense risk charges are based on net assets and the percent ranges from .25% to .55% in policy years 1-20; and in policy years 21 and beyond, the percentage ranges from .05% to .35%. In policy years 1-20, if the policy has an Alternative Cash Surrender Value I (ACSV I), the mortality and expense risk is increased by .30% in policy years 1-10. For Alternative Cash Surrender Value II (ACSV II), the mortality and expense risk is increased by .55% in policy years 1-10. The mortality and expense risk charge is guaranteed not to exceed 1.00%.

Group 4 Policies: On SPVUL (Series 2)** and VUL 2000 (Series 2)** policies, NYLIAC deducts a monthly mortality and expense risk charge at an annual rate of 0.50% of the cash value in VUL Separate Account-I and for SVUL (Series 2)** policies, the mortality and expense risk charge is deducted monthly at an annual rate of 0.60% of the cash value in VUL Separate Account-I.

For VUL Accumulator Plus policies, the monthly mortality and expense risk charge currently ranges from an annual rate of 0.55% to 0.15% of the cash value in VUL Separate Account-I (it declines based on the cash value in VUL Separate Account-I and duration). NYLIAC guarantees that the mortality and expense risk charge on VUL Accumulator Plus policies will never exceed an annual rate of 0.75%.

For VUL Accumulator and SVUL Accumulator policies, the monthly mortality and expense risk charge currently ranges from an annual rate of 0.55% to 0.15% of the cash value in VUL Separate Account-I (it declines based on the cash value in VUL Separate Account-I and duration). NYLIAC guarantees that the mortality and expense risk charge on VUL Accumulator and SVUL Accumulator policies will never exceed an annual rate of 0.75%.

**	Series 2 VUL 2000, SPVUL, and SVUL designates policies issued on and after May 10, 2002 where approved.
***	Series 3 SPVUL designates policies issued on and after May 16, 2003 where approved.
****	Includes a.10% administrative service charge.

NYLIAC VUL Separate Account-I

Notes to Financial Statements (Continued)

NOTE 3—Expenses and Related Party Transactions (Continued):

For VUL Provider policies, the monthly mortality and expense risk charge currently ranges from an annual rate of 0.70% to 0.05% of the cash value in VUL Separate Account-I (it declines based on the cash value in VUL Separate Account-I and duration). If the VUL Provider policy has the Alternative Cash Surrender Value (ACSV), the mortality and expense risk charge currently ranges from 1.0% to 0.05%. NYLIAC guarantees that the mortality and expense risk charge on VUL Provider policies will never exceed an annual rate of 1.00%.

For Legacy Creator SPVUL policies, the current mortality and expense risk charge is deducted monthly at an annual rate of 0.50% of the cash value in VUL Separate Account-I. The mortality and expense charge is guaranteed not to exceed the annual rate of 0.75% of the cash value in VUL Separate Account-I.

Group 5 Policies: For Lifetime Wealth VUL policies, the monthly mortality and expense risk charge currently ranges from an annual rate of 0.75% to 0.25% of the cash value in VUL Separate Account-I (it declines based on the cash value in VUL Separate Account-I and duration). NYLIAC guarantees that the mortality and expense risk charge on Lifetime Wealth VUL policies will never exceed an annual rate of 0.75%.

Surrender Charges:

Surrender charges are assessed by NYLIAC for VUL, SVUL, VUL 2000, VUL Provider, VUL Accumulator, SVUL Accumulator, SPVUL, Legacy Creator SPVUL and VUL Accumulator Plus policies on complete surrenders, decreases in face amount including decreases caused by a change in life insurance benefit option and some partial withdrawals. Surrender charges are paid to NYLIAC. The amount of this charge is included in surrenders in the accompanying Statement of Changes in Net Assets. In addition, a new surrender charge period will apply to face increases.

For VUL, SVUL and VUL 2000 policies, this charge is deducted during the first 15 policy years or within 15 years after a face amount increase. For VUL Provider, VUL Accumulator, SVUL Accumulator and VUL Accumulator Plus this charge is deducted for the first 10 policy years or within 10 years after a face amount increase. For VUL, the maximum surrender charge is shown on the policy’s data page. For VUL 2000, VUL Provider, VUL Accumulator, SVUL Accumulator and VUL Accumulator Plus the maximum surrender charge is the lesser of 50% of total premium payments or a percentage of the surrender charge premium. This percentage is based on the policy year in which the surrender or decrease in face amount takes place.

Initially for VUL 2000 (Series 2)**policies, the maximum surrender charge is the lesser of 50% of total premium paid less the monthly contract charge incurred during the first three policy years or 100% of the surrender charge premium. Beginning in year four, the maximum surrender charge is the lesser of 50% of total premium payments less the sum of all monthly contract charges incurred in the first three policy years (which will never exceed $636) or a specified percentage of the surrender charge premium, which declines each policy year from 93% in the fourth year to 0% in year sixteen and later.

For SVUL policies, the surrender charge is deducted during the first 15 policy years if the younger insured is less than age 85 at the time the policy was issued. If the younger insured is age 85 or older at the time of issue, the charge is deducted during the first 8 policy years. The maximum surrender charge on SVUL policies varies based on the policy’s target premium, age of the younger insured and year of surrender. The target premium is shown on the policy data page.

For SPVUL policies, the surrender charge is deducted during the first 9 policy years. This charge is equal to a percentage of the cash value of the policy minus any withdrawal taken using the surrender charge free window, or the initial single premium minus any partial withdrawals for which the surrender charge was assessed. The applicable surrender charge percentage is based on the amount of time elapsed from the date the initial single premium was accepted to the effective date of the surrender or partial withdrawal. For Series 1 and 2 the surrender charge percentage declines each policy year from 9% in the first year to 0% in year 10 and later. For Series 3, the percentage declines each year from 7.5% in the first year to 0% in year 10 and after.

For Legacy Creator SPVUL, the surrender charge is deducted during the first 9 policy years. The surrender charge is assessed on the amount of the cash value withdrawn in any policy year that is in excess of the surrender charge free window. The surrender charge free window is the greater of 10% of the policy cash value (minus any partial withdrawals already taken in that year) or 100% of the policy gain. The surrender charge percentage declines each policy year from 7.50% in the first year to 0% in year 10 and later.

NYLIAC VUL Separate Account-I

Notes to Financial Statements (Continued)

NOTE 3—Expenses and Related Party Transactions (Continued):

V

UL Separate Account-I policyowners may pay certain Fund portfolio company operating expenses during the time they own their policy, which are reflected in the daily computation of NAVs for the Funds. NYLIAC may receive payment or compensation from the Funds resulting from certain of these operating expenses in connection with the administration, distribution and other services it provides to the Funds, some of whom may be affiliates of either NYLIAC or VUL Separate Account-I. Management Fees (which may include administration and/or advisory fees) range from 0.00% to 1.42%, distribution (12b-1) fees range from 0.00% to 0.25%, other expenses range from 0.00% to 3.31%, and underlying portfolio fees and expenses range from 0.01% to 1.14%. These ranges are shown as a percentage of average net assets as of December 31, 2012, and approximate the ranges as of December 31, 2013.

NOTE 4—Distribution of Net Income:

V

UL Separate Account-I does not expect to declare dividends to policyowners from accumulated net investment income and realized gains. The income and gains are distributed to policyowners as part of withdrawals of amounts (in the form of surrenders, death benefits or transfers) in excess of the net premium payments.

NYLIAC VUL Separate Account-I

Notes to Financial Statements (Continued)

NOTE 5—Changes in Units Outstanding (in 000’s):

T

he changes in units outstanding for the years ended December 31, 2013 and 2012 were as follows:

	2013			2012
	Units Issued	Units Redeemed	Net Increase (Decrease)	Units Issued	Units Redeemed	Net Increase (Decrease)

MainStay VP Balanced—Initial Class	113	(68)	45	70	(110)	(40)
MainStay VP Bond—Initial Class	122	(311)	(189)	279	(331)	(52)
MainStay VP Cash Management—Initial Class	12,973	(16,110)	(3,137)	14,021	(19,425)	(5,404)
MainStay VP Common Stock—Initial Class	61	(323)	(262)	59	(379)	(320)
MainStay VP Conservative Allocation—Initial Class	169	(129)	40	322	(165)	157
MainStay VP Convertible—Initial Class	66	(181)	(115)	74	(236)	(162)
MainStay VP Cornerstone Growth—Initial Class	69	(816)	(747)	68	(918)	(850)
MainStay VP DFA/DuPont Capital Emerging Markets Equity—Initial Class	280	(635)	(355)	5,823	(530)	5,293
MainStay VP Eagle Small Cap Growth—Initial Class	164	(565)	(401)	5,017	(512)	4,505
MainStay VP Floating Rate—Initial Class	233	(188)	45	189	(153)	36
MainStay VP Government—Initial Class	76	(211)	(135)	121	(207)	(86)
MainStay VP Growth Allocation—Initial Class	310	(174)	136	252	(233)	19
MainStay VP High Yield Corporate Bond—Initial Class	294	(469)	(175)	337	(395)	(58)
MainStay VP ICAP Select Equity—Initial Class	94	(715)	(621)	174	(1,173)	(999)
MainStay VP Income Builder—Initial Class	278	(204)	74	64	(232)	(168)
MainStay VP International Equity—Initial Class	86	(263)	(177)	85	(293)	(208)
MainStay VP Janus Balanced—Initial Class	460	(904)	(444)	12,327	(1,155)	11,172
MainStay VP Large Cap Growth—Initial Class	192	(414)	(222)	320	(423)	(103)
MainStay VP MFS® Utilities—Initial Class	539	(182)	357	1,894	(206)	1,688
MainStay VP Mid Cap Core—Initial Class	195	(336)	(141)	85	(366)	(281)
MainStay VP Moderate Allocation—Initial Class	455	(290)	165	519	(278)	241
MainStay VP Moderate Growth Allocation—Initial Class	392	(229)	163	349	(280)	69
MainStay VP PIMCO Real Return—Initial Class	270	(457)	(187)	1,316	(118)	1,198
MainStay VP S&P 500 Index—Initial Class	208	(774)	(566)	202	(994)	(792)
MainStay VP T. Rowe Price Equity Income—Initial Class	232	(432)	(200)	6,376	(644)	5,732
MainStay VP Unconstrained Bond—Initial Class	243	(67)	176	129	(14)	115
MainStay VP U.S. Small Cap—Initial Class	170	(186)	(16)	122	(143)	(21)
MainStay VP Van Eck Global Hard Assets—Initial Class	331	(701)	(370)	5,379	(447)	4,932
Alger Capital Appreciation Portfolio—Class I-2 Shares	5	(12)	(7)	4	(21)	(17)
Alger Small Cap Growth Portfolio—Class I-2 Shares	—	—	—	4	(2,278)	(2,274)
AllianceBernstein VPS International Value Portfolio—Class A	—	—	—	—	—	—
AllianceBernstein VPS Small/Mid Cap Value Portfolio—Class A	128	(113)	15	105	(122)	(17)
American Century Investments® VP Inflation Protection Fund—Class II	3	(1)	2	5	(4)	1
American Century Investments® VP International Fund—Class II	13	(12)	1	17	(16)	1
American Century Investments® VP Value Fund—Class II	6	(3)	3	4	(5)	(1)
BlackRock® Global Allocation V.I. Fund—Class III Shares	444	(212)	232	377	(34)	343
Calvert VP SRI Balanced Portfolio	—	—	—	6	(297)	(291)
Columbia Variable Portfolio—Small Cap Value Fund—Class 2 Shares	1	—	1	—	—	—
Delaware VIP® Diversified Income Series—Standard Class	1	—	1	4	(9)	(5)
Delaware VIP® Emerging Markets Series—Standard Class	93	(18)	75	10	(5)	5
Delaware VIP® International Value Equity Series—Standard Class	3	(3)	—	1	—	1
Delaware VIP® Small Cap Value Series—Standard Class	165	(9)	156	48	(3)	45
Delaware VIP® Value Series—Standard Class	1	(1)	—	5	(6)	(1)
DFA VA Global Bond Portfolio	—	—	—	—	—	—
DFA VA International Small Portfolio	3	—	3	1	—	1
DFA VA International Value Portfolio	2	(1)	1	1	—	1
DFA VA Short-Term Fixed Portfolio	1	—	1	1	—	1
DFA VA U.S. Large Value Portfolio	4	(1)	3	2	—	2
DFA VA U.S. Targeted Value Portfolio	3	—	3	2	—	2
Dreyfus IP Technology Growth Portfolio—Initial Shares	76	(135)	(59)	212	(251)	(39)
Dreyfus VIF Opportunistic Small Cap Portfolio—Initial Shares	8	(3)	5	10	(2)	8
DWS Small Cap Index VIP—Class A	1	(1)	—	2	(2)	—
DWS Small Mid Cap Value VIP—Class A	56	(30)	26	71	(31)	40
Fidelity® VIP Contrafund® Portfolio—Initial Class	259	(538)	(279)	170	(821)	(651)
Fidelity® VIP Equity-Income Portfolio—Initial Class	217	(219)	(2)	155	(315)	(160)
Fidelity® VIP Freedom 2020 Portfolio—Initial Class	17	(6)	11	—	—	—
Fidelity® VIP Freedom 2030 Portfolio—Initial Class	16	(2)	14	—	—	—
Fidelity® VIP Freedom 2040 Portfolio—Initial Class	129	(107)	22	—	—	—
Fidelity® VIP Growth Portfolio—Initial Class	1	(16)	(15)	2	(17)	(15)
Fidelity® VIP Index 500 Portfolio—Initial Class	4	(94)	(90)	36	(31)	5
Fidelity® VIP Investment Grade Bond Portfolio—Initial Class	5	(2)	3	7	(17)	(10)
Fidelity® VIP Mid Cap Portfolio—Initial Class	92	(44)	48	10	(29)	(19)
Fidelity® VIP Overseas Portfolio—Initial Class	4	(32)	(28)	8	(30)	(22)
Invesco V.I. American Value Fund—Series I Shares	52	(15)	37	34	(5)	29
Invesco V.I. Global Real Estate Fund—Series I Shares	2	(2)	—	6	(4)	2
Invesco V.I. International Growth Fund—Series I Shares	175	(62)	113	236	(86)	150
Janus Aspen Balanced Portfolio—Institutional Shares	—	—	—	9	(5,208)	(5,199)
Janus Aspen Enterprise Portfolio—Institutional Shares	2	(6)	(4)	3	(34)	(31)
Janus Aspen Forty Portfolio—Institutional Shares	1	—	1	2	(2)	—
Janus Aspen Global Research Portfolio—Institutional Shares	89	(453)	(364)	148	(673)	(525)
LVIP Baron Growth Opportunities Fund—Service Class	—	—	—	1	—	1
MFS® International Value Portfolio—Initial Class	191	(8)	183	36	(2)	34
MFS® Investors Trust Series—Initial Class	—	—	—	3	(2)	1
MFS® New Discovery Series—Initial Class	162	(33)	129	74	(11)	63
MFS® Research Bond Series—Initial Class	1	—	1	—	—	—
MFS® Research Series—Initial Class	30	(27)	3	43	(1)	42
MFS® Utilities Series — Initial Class	—	—	—	85	(1,377)	(1,292)
MFS® Value Series—Initial Class	—	—	—	—	—	—
Neuberger Berman AMT Mid Cap Growth Portfolio—Class I	78	(21)	57	62	(6)	56
PIMCO Global Bond Portfolio (Unhedged)—Administrative Class Shares	17	(16)	1	3	(1)	2
PIMCO Low Duration Portfolio—Administrative Class Shares	1	(2)	(1)	19	(2)	17
PIMCO Real Return—Administrative Class Shares	—	—	—	65	(666)	(601)
PIMCO Total Return Portfolio—Administrative Class Shares	7	(62)	(55)	39	(26)	13
Royce Micro-Cap Portfolio—Investment Class	101	(142)	(41)	151	(123)	28
Royce Small-Cap Portfolio—Investment Class	—	—	—	19	(898)	(879)
T. Rowe Price Blue Chip Growth Portfolio	1	—	1	9	(9)	—
T. Rowe Price Equity Income Portfolio	—	—	—	34	(3,834)	(3,800)
T. Rowe Price International Stock Portfolio	—	—	—	5	(3)	2
T. Rowe Price Limited-Term Bond Portfolio	4	(30)	(26)	8	(10)	(2)

Notes to Financial Statements (Continued)

Note 5—Changes in Units Outstanding (in 000’s) (Continued):

	2013			2012
	Units Issued	Units Redeemed	Net Increase (Decrease)	Units Issued	Units Redeemed	Net Increase (Decrease)

T. Rowe Price New America Growth Portfolio	—	—	—	—	—	—
The Merger Fund VL	2	—	2	3	(5)	(2)
UIF Emerging Markets Debt Portfolio—Class I	4	(14)	(10)	9	(19)	(10)
UIF Emerging Markets Equity Portfolio—Class I	—	—	—	13	(1,983)	(1,970)
UIF U.S. Real Estate Portfolio—Class I	314	(188)	126	315	(184)	131
Van Eck VIP Global Hard Assets—Initial Class	—	—	—	22	(2,326)	(2,304)
Van Eck VIP Multi-Manager Alternatives Fund—Initial Class Shares	163	(57)	106	20	(28)	(8)
Victory VIF Diversified Stock Fund—Class A Shares	2	(1)	1	—	(3)	(3)

Not all investment divisions are available under all policies.

NYLIAC VUL Separate Account-I

Notes to Financial Statements (Continued)

NOTE 6—Financial Highlights

T

he following table presents financial highlights for each Investment Division as of December 31, 2013, 2012, 2011, 2010 and 2009:

		Net Assets	Units Outstanding	Variable Accumulation Unit Value (Lowest to Highest)	Total Return[1] (Lowest to Highest)	Investment Income Ratio[2]

MainStay VP Balanced—Initial Class	2013	$13,018	749	$ 12.77 to $ 17.81	21.0% to 21.9%	1.2%
	2012	10,075	704	10.48 to 14.61	4.8% to 12.3%	1.3%
	2011	9,492	744	12.41 to 13.01	2.1% to 2.8%	1.5%
	2010	9,598	771	12.16 to 12.66	12.8% to 13.6%	1.5%
	2009	8,555	779	10.78 to 11.14	22.2% to 23.1%	3.2%
MainStay VP Bond—Initial Class	2013	$35,345	1,671	$ 10.11 to $ 26.80	(2.5%) to (1.8%)	1.8%
	2012	40,577	1,860	10.30 to 27.48	3.0% to 4.7%	2.4%
	2011	40,239	1,912	17.15 to 26.44	6.5% to 7.2%	3.2%
	2010	38,686	1,958	15.99 to 24.83	7.1% to 7.8%	3.1%
	2009	35,482	1,924	14.83 to 23.19	7.0% to 7.8%	4.7%
MainStay VP Cash Management—Initial Class	2013	$43,128	33,929	$ 1.00 to $ 1.52	(0.7%) to 0.0%	0.0%
	2012	47,523	37,066	1.00 to 1.53	(0.7%) to 0.0%	0.0%
	2011	54,269	42,470	1.00 to 1.54	(0.7%) to (0.0%)	0.0%
	2010	57,122	44,529	1.18 to 1.55	(0.7%) to (0.0%)	0.0%
	2009	66,890	52,017	1.18 to 1.57	(0.6%) to (0.0%)	0.0%
MainStay VP Common Stock—Initial Class	2013	$97,165	3,413	$ 18.07 to $ 47.12	34.7% to 35.7%	1.6%
	2012	77,800	3,675	13.39 to 34.98	15.9% to 16.7%	1.6%
	2011	72,901	3,995	11.53 to 30.18	0.9% to 1.6%	1.5%
	2010	79,044	4,357	11.41 to 29.92	11.8% to 12.6%	1.6%
	2009	78,371	4,786	10.18 to 26.76	21.5% to 22.4%	2.1%
MainStay VP Conservative Allocation—Initial Class	2013	$14,971	927	$ 15.84 to $ 16.56	12.2% to 13.0%	2.5%
	2012	12,866	887	10.38 to 14.65	3.8% to 10.7%	2.2%
	2011	9,472	730	12.84 to 13.24	2.2% to 2.9%	2.2%
	2010	8,123	640	12.55 to 12.86	11.2% to 12.0%	2.6%
	2009	6,824	600	11.26 to 11.48	21.4% to 22.3%	3.1%
MainStay VP Convertible—Initial Class	2013	$46,724	1,749	$ 12.71 to $ 34.59	24.5% to 25.3%	2.4%
	2012	39,984	1,864	10.14 to 27.79	1.4% to 9.1%	2.9%
	2011	39,881	2,026	17.85 to 25.64	(5.4%) to (4.7%)	2.3%
	2010	44,430	2,135	18.74 to 27.11	17.0% to 17.9%	2.9%
	2009	39,628	2,235	15.90 to 23.16	45.1% to 46.1%	2.2%
MainStay VP Cornerstone Growth—Initial Class	2013	$190,427	9,040	$ 11.73 to $ 30.48	23.8% to 24.7%	0.8%
	2012	166,385	9,787	9.46 to 24.61	14.1% to 14.9%	0.4%
	2011	157,746	10,637	8.27 to 21.56	(2.1%) to (1.4%)	0.5%
	2010	174,413	11,533	8.43 to 22.02	11.4% to 12.2%	0.5%
	2009	169,203	12,454	7.55 to 19.76	33.2% to 34.2%	0.6%
MainStay VP DFA/DuPont Capital Emerging Markets Equity—Initial Class	2013	$46,942	4,938	$ 9.44 to $ 9.57	(6.1%) to (5.4%)	0.7%
	2012	53,368	5,293	10.06 to 10.12	0.6% to 1.2%	0.0%
MainStay VP Eagle Small Cap Growth—Initial Class	2013	$53,272	4,104	$ 12.91 to $ 13.08	30.0% to 30.9%	0.1%
	2012	44,838	4,505	9.93 to 10.00	(0.7%) to 0.0%	0.0%
MainStay VP Floating Rate—Initial Class	2013	$16,151	1,176	$ 10.84 to $ 14.16	3.7% to 4.5%	4.2%
	2012	14,933	1,131	10.38 to 13.56	3.8% to 7.2%	4.2%
	2011	13,510	1,095	12.07 to 12.65	1.5% to 2.2%	4.3%
	2010	12,770	1,053	11.83 to 12.37	7.4% to 8.1%	4.0%
	2009	10,910	972	10.94 to 11.45	32.7% to 33.6%	3.6%
MainStay VP Government—Initial Class	2013	$18,544	959	$ 9.99 to $ 23.76	(3.1%) to (2.5%)	3.2%
	2012	21,880	1,094	10.24 to 24.53	2.4% to 4.0%	3.0%
	2011	22,960	1,180	15.90 to 23.77	5.2% to 6.0%	3.3%
	2010	23,754	1,302	15.01 to 22.58	4.6% to 5.4%	3.2%
	2009	22,951	1,313	14.24 to 21.59	0.9% to 1.6%	3.5%
MainStay VP Growth Allocation—Initial Class	2013	$43,169	2,654	$ 15.88 to $ 16.52	29.9% to 30.9%	1.0%
	2012	31,447	2,518	12.20 to 12.63	14.7% to 15.5%	1.0%
	2011	27,003	2,499	10.62 to 10.93	(3.3%) to (2.6%)	0.9%
	2010	30,384	2,733	10.96 to 11.23	14.2% to 15.0%	1.2%
	2009	24,766	2,552	9.58 to 9.76	27.1% to 28.0%	2.4%
MainStay VP High Yield Corporate Bond—Initial Class	2013	$137,276	4,299	$ 12.55 to $ 42.51	5.9% to 6.6%	5.5%
	2012	135,699	4,474	11.77 to 40.15	12.6% to 13.4%	5.8%
	2011	122,296	4,532	10.38 to 35.65	3.8% to 6.3%	6.3%
	2010	121,880	4,772	21.70 to 33.78	11.9% to 12.7%	5.9%
	2009	112,313	4,900	19.26 to 30.19	41.8% to 42.8%	7.8%
MainStay VP ICAP Select Equity—Initial Class	2013	$143,517	7,007	$ 14.14 to $ 22.55	29.4% to 30.3%	1.6%
	2012	120,343	7,628	10.86 to 17.30	14.8% to 15.6%	2.1%
	2011	117,796	8,627	9.39 to 14.97	(6.1%) to (1.4%)	1.4%
	2010	125,244	9,012	13.00 to 15.19	17.3% to 18.1%	0.9%
	2009	113,555	9,633	11.08 to 12.86	28.5% to 29.4%	1.8%
MainStay VP Income Builder—Initial Class	2013	$63,797	2,407	$ 12.66 to $ 35.77	17.6% to 18.4%	4.5%
	2012	53,563	2,333	10.70 to 30.43	7.0% to 15.0%	4.2%
	2011	50,257	2,501	13.22 to 26.65	3.4% to 4.1%	3.9%
	2010	52,163	2,680	12.76 to 25.77	14.0% to 14.8%	3.1%
	2009	49,629	2,895	11.17 to 22.61	22.7% to 23.5%	3.6%
MainStay VP International Equity—Initial Class	2013	$49,146	2,168	$ 11.05 to $ 28.26	14.3% to 15.1%	1.1%
	2012	46,384	2,345	9.60 to 24.72	18.6% to 19.5%	1.8%
	2011	42,409	2,553	8.03 to 20.84	(19.7%) to (16.0%)	3.2%
	2010	52,905	2,660	15.56 to 24.99	4.2% to 4.9%	3.3%
	2009	53,983	2,833	14.91 to 23.99	18.5% to 19.4%	7.2%
MainStay VP Janus Balanced—Initial Class	2013	$134,848	10,728	$ 12.41 to $ 12.68	19.3% to 20.2%	1.5%
	2012	117,403	11,172	10.33 to 10.55	3.3% to 5.5%	0.0%
MainStay VP Large Cap Growth—Initial Class	2013	$45,050	2,532	$ 13.18 to $ 21.42	35.5% to 36.5%	0.3%
	2012	35,975	2,754	9.72 to 15.69	12.3% to 13.1%	0.0%
	2011	32,873	2,857	8.66 to 13.87	(7.0%) to (0.3%)	0.0%
	2010	32,588	2,832	8.74 to 13.91	15.4% to 16.2%	0.0%
	2009	27,484	2,766	7.58 to 11.97	39.1% to 40.0%	0.0%
MainStay VP MFS® Utilities—Initial Class	2013	$26,674	2,045	$ 12.85 to $ 13.11	19.5% to 20.3%	2.4%
	2012	18,365	1,688	10.68 to 10.89	6.8% to 8.9%	0.0%
MainStay VP Mid Cap Core—Initial Class	2013	$99,607	3,338	$ 27.58 to $ 31.52	41.2% to 42.2%	1.0%
	2012	73,003	3,479	19.53 to 22.17	16.7% to 17.5%	0.8%
	2011	67,217	3,760	16.74 to 18.86	(3.7%) to (3.0%)	0.9%
	2010	72,748	3,940	17.37 to 19.44	22.8% to 23.6%	0.4%
	2009	62,222	4,165	14.15 to 15.73	36.0% to 36.9%	0.5%
MainStay VP Moderate Allocation—Initial Class	2013	$37,869	2,297	$ 16.10 to $ 16.94	18.3% to 19.1%	2.0%
	2012	29,575	2,132	10.39 to 14.22	3.9% to 12.6%	1.7%
	2011	23,369	1,891	12.17 to 12.63	0.2% to 0.9%	1.8%
	2010	24,137	1,962	12.12 to 12.51	12.3% to 13.1%	2.2%
	2009	19,218	1,762	10.77 to 11.06	23.3% to 24.2%	2.9%
MainStay VP Moderate Growth Allocation—Initial Class	2013	$58,341	3,478	$ 13.09 to $ 17.11	25.0% to 25.9%	1.3%
	2012	44,210	3,315	10.40 to 13.58	4.0% to 14.7%	1.2%
	2011	37,848	3,246	11.44 to 11.85	(1.9%) to (1.2%)	1.1%
	2010	38,097	3,216	11.64 to 11.99	13.5% to 14.3%	1.6%
	2009	30,841	2,969	10.23 to 10.49	27.5% to 28.4%	3.0%

NYLIAC VUL Separate Account-I

Notes to Financial Statements (Continued)

NOTE 6—Financial Highlights (Continued):

		Net Assets	Units Outstanding	Variable Accumulation Unit Value (Lowest to Highest)	Total Return[1] (Lowest to Highest)	Investment Income Ratio[2]

MainStay VP PIMCO Real Return—Initial Class	2013	$9,673	1,011	$ 9.49 to $ 9.62	(9.7%) to (9.1%)	1.1%
	2012	12,621	1,198	10.46 to 10.58	4.6% to 5.8%	0.0%
MainStay VP S&P 500 Index—Initial Class	2013	$284,196	10,730	$ 16.95 to $ 50.72	31.1% to 32.0%	1.6%
	2012	228,576	11,296	12.91 to 38.69	14.9% to 15.7%	1.7%
	2011	212,669	12,088	11.21 to 33.69	1.1% to 1.8%	1.7%
	2010	227,014	13,037	11.07 to 33.31	13.9% to 14.7%	1.8%
	2009	214,679	14,013	9.69 to 29.24	25.4% to 26.3%	2.8%
MainStay VP T. Rowe Price Equity Income—Initial Class	2013	$77,339	5,532	$ 13.88 to $ 14.06	29.5% to 30.4%	1.3%
	2012	61,677	5,732	10.72 to 10.79	7.2% to 7.9%	0.0%
MainStay VP Unconstrained Bond—Initial Class	2013	$3,240	291	$ 11.06 to $ 11.19	3.4% to 4.2%	4.8%
	2012	1,232	115	10.69 to 10.74	6.9% to 7.4%	16.5%
MainStay VP U.S. Small Cap—Initial Class	2013	$24,961	1,274	$ 19.24 to $ 19.80	36.9% to 37.9%	0.7%
	2012	18,346	1,290	14.05 to 14.36	12.0% to 12.8%	0.5%
	2011	16,594	1,311	12.55 to 12.73	(3.4%) to (2.7%)	0.9%
	2010	17,633	1,352	12.99 to 13.09	24.2% to 25.0%	0.1%
	2009	14,657	1,401	10.46 to 10.47	4.6% to 4.7%	0.0%
MainStay VP Van Eck Global Hard Assets—Initial Class	2013	$45,772	4,562	$ 9.95 to $ 10.08	10.2% to 11.0%	1.1%
	2012	44,693	4,932	9.03 to 9.08	(9.7%) to (9.2%)	0.0%
Alger Capital Appreciation Portfolio—Class I-2 Shares	2013	$1,360	40	$ 14.90 to $ 35.44	35.2% to 35.2%	0.3%
	2012	1,216	47	11.02 to 26.21	18.3% to 18.3%	0.9%
	2011	1,424	64	9.32 to 22.16	(6.8%) to (0.3%)	0.1%
	2010	1,282	58	22.22 to 22.22	14.0% to 14.0%	0.4%
	2009	1,059	54	19.49 to 19.49	51.1% to 51.1%	0.0%
Alger Small Cap Growth Portfolio—Class I-2 Shares	2013	$—	—	$ —	—	—
	2012	—	—	—	—	—
	2011	33,516	2,274	11.98 to 21.27	(3.9%) to (3.2%)	0.0%
	2010	39,393	2,573	12.43 to 21.97	24.4% to 25.3%	0.0%
	2009	35,327	2,887	9.97 to 17.54	44.5% to 45.5%	0.0%
AllianceBernstein VPS International Value Portfolio—Class A	2013	$—	—	$ 10.82 to $ 10.82	23.0% to 23.0%	5.7%
	2012	—	—	8.79 to 8.79	14.5% to 14.5%	1.8%
	2011	—	—	7.68 to 7.68	(23.2%) to (23.2%)	9.6%
AllianceBernstein VPS Small/Mid Cap Value Portfolio—Class A	2013	$7,846	465	$ 16.19 to $ 17.31	37.1% to 38.1%	0.6%
	2012	5,510	450	11.81 to 12.54	17.9% to 18.7%	0.6%
	2011	4,812	467	10.01 to 10.56	(9.0%) to (8.4%)	0.5%
	2010	4,721	419	11.00 to 11.53	26.0% to 26.9%	0.5%
	2009	2,650	295	8.71 to 9.08	41.9% to 42.9%	1.0%
American Century Investments® VP Inflation Protection Fund—Class II	2013	$264	18	$ 11.15 to $ 14.71	(8.5%) to (8.5%)	1.6%
	2012	257	16	12.19 to 16.07	7.4% to 7.4%	2.4%
	2011	220	15	11.35 to 14.97	11.7% to 13.5%	3.9%
	2010	182	14	13.39 to 13.39	5.1% to 5.1%	1.6%
	2009	129	10	12.74 to 12.74	10.2% to 10.2%	1.7%
American Century Investments® VP International Fund—Class II	2013	$2,232	90	$ 24.75 to $ 24.75	22.3% to 22.3%	1.5%
	2012	1,800	89	20.24 to 20.24	21.0% to 21.0%	0.7%
	2011	1,465	88	16.73 to 16.73	(12.2%) to (12.2%)	1.2%
	2010	1,814	96	19.05 to 19.05	13.1% to 13.1%	2.1%
	2009	1,528	91	16.84 to 16.84	33.6% to 33.6%	1.9%
American Century Investments® VP Value Fund—Class II	2013	$1,860	73	$ 25.63 to $ 25.63	31.5% to 31.5%	1.5%
	2012	1,374	70	19.50 to 19.50	14.6% to 14.6%	1.8%
	2011	1,196	71	17.01 to 17.01	0.9% to 0.9%	1.9%
	2010	1,162	69	16.87 to 16.87	13.0% to 13.0%	2.1%
	2009	986	66	14.92 to 14.92	19.7% to 19.7%	5.8%
BlackRock® Global Allocation V.I. Fund—Class III Shares	2013	$6,714	575	$ 11.64 to $ 11.78	13.8% to 14.4%	1.3%
	2012	3,518	343	10.23 to 10.29	2.3% to 2.9%	2.4%
Calvert VP SRI Balanced Portfolio	2013	$—	—	$ —	—	—
	2012	—	—	—	—	—
	2011	4,070	291	12.30 to 17.12	3.8% to 4.6%	1.3%
	2010	4,138	306	11.82 to 16.48	11.3% to 12.1%	1.5%
	2009	3,816	316	10.60 to 14.81	24.4% to 25.3%	2.2%
Columbia Variable Portfolio—Small Cap Value Fund—Class 2 Shares	2013	$8	1	$ 13.53 to $ 13.53	34.0% to 34.0%	1.3%
	2012	1	—	10.10 to 10.10	11.3% to 11.3%	0.3%
Delaware VIP® Diversified Income Series—Standard Class	2013	$44	4	$ 11.26 to $ 11.26	(1.3%) to (1.3%)	2.2%
	2012	30	3	11.40 to 11.40	7.2% to 7.2%	3.0%
	2011	87	8	10.64 to 10.64	6.4% to 6.4%	0.0%
Delaware VIP® Emerging Markets Series—Standard Class	2013	$966	82	$ 10.28 to $ 12.05	9.4% to 10.1%	1.1%
	2012	70	7	9.33 to 10.94	9.1% to 14.4%	0.5%
	2011	18	2	8.15 to 8.15	(18.5%) to (18.5%)	0.0%
Delaware VIP® International Value Equity Series—Standard Class	2013	$14	1	$ 11.40 to $ 11.40	22.8% to 22.8%	0.6%
	2012	5	1	9.29 to 9.29	15.2% to 15.2%	1.0%
	2011	1	—	8.06 to 8.06	(19.4%) to (19.4%)	0.2%
Delaware VIP® Small Cap Value Series—Standard Class	2013	$2,804	201	$ 13.83 to $ 14.26	32.6% to 33.5%	0.4%
	2012	471	45	10.43 to 10.68	4.3% to 13.9%	0.0%
	2011	3	—	9.37 to 9.37	(6.3%) to (6.3%)	0.0%
Delaware VIP® Value Series—Standard Class	2013	$66	4	$ 16.05 to $ 16.05	33.7% to 33.7%	1.6%
	2012	49	4	12.01 to 12.01	14.7% to 14.7%	2.0%
	2011	57	5	10.47 to 10.47	4.7% to 4.7%	0.0%
DFA VA Global Bond Portfolio	2013	$5	—	$ 10.25 to $ 10.25	(0.4%) to (0.4%)	0.6%
	2012	2	—	10.28 to 10.28	2.8% to 2.8%	4.6%
DFA VA International Small Portfolio	2013	$60	4	$ 13.36 to $ 13.36	27.1% to 27.1%	4.3%
	2012	6	1	10.51 to 10.51	5.1% to 5.1%	5.6%
DFA VA International Value Portfolio	2013	$33	2	$ 13.22 to $ 13.22	21.7% to 21.7%	3.4%
	2012	10	1	10.87 to 10.87	8.7% to 8.7%	6.5%
DFA VA Short-Term Fixed Portfolio	2013	$25	2	$ 10.06 to $ 10.06	0.3% to 0.3%	0.3%
	2012	9	1	10.04 to 10.04	0.4% to 0.4%	0.9%
DFA VA U.S. Large Value Portfolio	2013	$71	5	$ 15.35 to $ 15.35	40.8% to 40.8%	1.8%
	2012	24	2	10.90 to 10.90	9.0% to 9.0%	4.9%
DFA VA U.S. Targeted Value Portfolio	2013	$78	5	$ 15.71 to $ 15.71	44.6% to 44.6%	1.2%
	2012	21	2	10.86 to 10.86	8.6% to 8.6%	4.0%
Dreyfus IP Technology Growth Portfolio—Initial Shares	2013	$18,018	842	$ 17.49 to $ 24.67	31.9% to 32.8%	0.0%
	2012	14,480	901	13.26 to 18.58	14.8% to 15.6%	0.0%
	2011	13,250	940	11.55 to 16.07	(8.4%) to (7.8%)	0.0%
	2010	15,190	996	12.62 to 17.42	29.0% to 29.9%	0.0%
	2009	10,846	932	9.78 to 13.41	56.6% to 57.7%	0.4%
Dreyfus VIF Opportunistic Small Cap Portfolio—Initial Shares	2013	$2,542	115	$ 22.07 to $ 22.07	48.5% to 48.5%	0.0%
	2012	1,637	110	14.86 to 14.86	20.6% to 20.6%	0.0%
	2011	1,257	102	12.32 to 12.32	(13.8%) to (13.8%)	0.4%
	2010	1,711	120	14.30 to 14.30	31.1% to 31.1%	0.7%
	2009	1,251	115	10.90 to 10.90	26.0% to 26.0%	1.6%
DWS Small Cap Index VIP—Class A	2013	$28	2	$ 14.68 to $ 14.68	38.6% to 38.6%	1.6%
	2012	17	2	10.59 to 10.59	16.3% to 16.3%	0.8%
	2011	19	2	9.11 to 9.11	(8.9%) to (8.9%)	0.0%
DWS Small Mid Cap Value VIP—Class A	2013	$3,861	245	$ 15.32 to $ 15.93	34.3% to 35.2%	1.1%
	2012	2,553	219	11.41 to 11.78	13.0% to 13.8%	1.1%
	2011	1,837	179	10.10 to 10.36	(6.7%) to (6.1%)	1.1%
	2010	1,495	136	10.83 to 11.03	22.2% to 23.1%	1.6%
	2009	1,012	115	8.86 to 9.01	28.8% to 29.7%	1.3%
Fidelity® VIP Contrafund® Portfolio—Initial Class	2013	$214,535	6,969	$ 14.06 to $ 42.67	30.4% to 31.3%	1.1%
	2012	171,709	7,248	10.71 to 32.73	15.6% to 16.4%	1.3%
	2011	162,267	7,899	9.20 to 28.31	(8.0%) to (2.5%)	1.0%
	2010	176,618	8,300	17.35 to 29.25	16.4% to 17.2%	1.3%
	2009	161,066	8,718	14.88 to 25.13	34.8% to 35.7%	1.4%
Fidelity® VIP Equity-Income Portfolio—Initial Class	2013	$75,904	3,239	$ 14.26 to $ 29.39	27.3% to 28.1%	2.6%
	2012	59,856	3,241	11.13 to 23.10	16.5% to 17.3%	3.1%
	2011	53,886	3,401	9.49 to 19.83	(5.1%) to 1.0%	2.4%
	2010	57,383	3,642	13.73 to 19.78	14.3% to 15.1%	1.9%
	2009	53,181	3,847	11.93 to 17.29	29.3% to 30.2%	2.4%
Fidelity® VIP Freedom 2020 Portfolio—Initial Class	2013	$124	11	$ 10.83 to $ 10.88	8.3% to 8.8%	2.0%
Fidelity® VIP Freedom 2030 Portfolio—Initial Class	2013	$153	14	$ 11.20 to $ 11.25	12.0% to 12.5%	2.8%
Fidelity® VIP Freedom 2040 Portfolio—Initial Class	2013	$247	22	$ 11.41 to $ 11.46	14.1% to 14.6%	1.4%
Fidelity® VIP Growth Portfolio—Initial Class	2013	$4,811	272	$ 17.72 to $ 17.72	36.3% to 36.3%	0.3%
	2012	3,726	287	13.00 to 13.00	14.7% to 14.7%	0.6%
	2011	3,420	302	11.33 to 11.33	0.2% to 0.2%	0.4%
	2010	3,486	308	11.31 to 11.31	24.2% to 24.2%	0.3%
	2009	2,878	316	9.11 to 9.11	28.3% to 28.3%	0.5%
Fidelity® VIP Index 500 Portfolio—Initial Class	2013	$12,572	637	$ 14.77 to $ 19.78	32.2% to 32.2%	1.8%
	2012	10,862	727	11.17 to 14.96	15.9% to 15.9%	2.1%
	2011	9,306	722	9.63 to 12.91	(3.7%) to 2.0%	2.0%
	2010	8,750	692	12.65 to 12.65	15.0% to 15.0%	2.1%
	2009	6,905	626	11.00 to 11.00	26.6% to 26.6%	2.8%
Fidelity® VIP Investment Grade Bond Portfolio—Initial Class	2013	$1,025	63	$ 11.21 to $ 16.76	(1.8%) to (1.8%)	2.5%
	2012	1,000	60	11.41 to 17.06	5.9% to 5.9%	2.4%
	2011	1,058	70	10.78 to 16.11	7.3% to 7.8%	4.9%
	2010	960	64	15.01 to 15.01	7.8% to 7.8%	3.5%
	2009	980	70	13.92 to 13.92	15.7% to 15.7%	8.6%
Fidelity® VIP Mid Cap Portfolio—Initial Class	2013	$5,925	200	$ 12.25 to $ 37.94	22.5% to 36.2%	0.5%
	2012	4,191	152	9.82 to 27.85	14.8% to 14.8%	0.6%
	2011	4,090	171	8.55 to 24.25	(14.5%) to (10.6%)	0.2%
	2010	5,008	185	27.13 to 27.13	28.8% to 28.8%	0.4%
	2009	3,586	170	21.06 to 21.06	40.1% to 40.1%	0.7%

NYLIAC VUL Separate Account-I

Notes to Financial Statements (Continued)

Note 6—Financial Highlights (Continued):

		Net Assets	Units Outstanding	Variable Accumulation Unit Value (Lowest to Highest)	Total Return[1] (Lowest to Highest)	Investment Income Ratio[2]

Fidelity® VIP Overseas Portfolio—Initial Class	2013	$6,653	300	$ 12.56 to $ 22.20	30.4% to 30.4%	1.4%
	2012	5,587	328	9.63 to 17.02	20.7% to 20.7%	2.0%
	2011	4,939	350	7.97 to 14.10	(20.3%) to (17.2%)	1.3%
	2010	6,346	373	17.02 to 17.02	13.1% to 13.1%	1.5%
	2009	4,661	310	15.05 to 15.05	26.5% to 26.5%	2.3%
Invesco V.I. American Value Fund—Series I Shares	2013	$983	69	$ 14.14 to $ 14.93	33.3% to 34.3%	0.8%
	2012	336	32	10.60 to 11.12	6.0% to 17.3%	0.8%
	2011	26	3	9.48 to 9.48	(5.2%) to (5.2%)	1.5%
Invesco V.I. Global Real Estate Fund—Series I Shares	2013	$35	3	$ 12.12 to $ 12.12	2.7% to 2.7%	4.1%
	2012	34	3	11.80 to 11.80	28.1% to 28.1%	0.9%
	2011	10	1	9.21 to 9.21	(7.9%) to (7.9%)	7.1%
Invesco V.I. International Growth Fund—Series I Shares	2013	$8,723	722	$ 11.52 to $ 12.64	18.2% to 19.0%	1.3%
	2012	6,187	609	9.75 to 10.62	14.7% to 15.5%	1.5%
	2011	4,082	459	8.50 to 9.19	(8.1%) to (6.7%)	1.4%
	2010	3,338	353	9.18 to 9.63	12.1% to 12.9%	2.4%
	2009	2,523	300	8.19 to 8.53	34.3% to 35.2%	1.7%
Janus Aspen Balanced Portfolio—Institutional Shares	2013	$—	—	$ —	—	—
	2012	—	—	—	—	—
	2011	110,758	5,199	17.93 to 31.59	0.9% to 1.6%	2.4%
	2010	118,469	5,630	17.64 to 31.30	7.6% to 8.4%	2.8%
	2009	118,893	6,098	16.28 to 29.08	25.0% to 25.9%	3.0%
Janus Aspen Enterprise Portfolio—Institutional Shares	2013	$522	18	$ 14.34 to $ 30.73	32.4% to 32.4%	0.5%
	2012	493	22	10.83 to 23.21	17.3% to 17.3%	0.0%
	2011	986	53	9.23 to 19.79	(7.7%) to (1.4%)	0.0%
	2010	841	42	20.07 to 20.07	25.8% to 25.8%	0.1%
	2009	772	48	15.95 to 15.95	44.8% to 44.8%	0.0%
Janus Aspen Forty Portfolio—Institutional Shares	2013	$23	2	$ 14.57 to $ 14.57	31.2% to 31.2%	0.7%
	2012	16	1	11.11 to 11.11	24.2% to 24.2%	0.7%
	2011	8	1	8.95 to 8.95	(10.5%) to (10.5%)	0.5%
Janus Aspen Global Research Portfolio—Institutional Shares	2013	$94,077	5,508	$ 13.41 to $ 24.12	27.5% to 28.4%	1.2%
	2012	78,464	5,872	10.49 to 18.91	19.2% to 20.1%	0.9%
	2011	71,817	6,397	8.78 to 15.86	(14.3%) to (13.7%)	0.6%
	2010	90,055	6,886	10.23 to 18.51	15.0% to 15.8%	0.6%
	2009	84,953	7,452	8.88 to 16.10	36.7% to 37.7%	1.4%
LVIP Baron Growth Opportunities Fund—Service Class	2013	$10	1	$ 16.25 to $ 16.25	40.1% to 40.1%	0.4%
	2012	6	1	11.60 to 11.60	18.2% to 18.2%	2.2%
	2011	—	—	9.81 to 9.81	(1.9%) to (1.9%)	0.0%
MFS® International Value Portfolio—Initial Class	2013	$2,955	219	$ 13.41 to $ 14.32	27.0% to 27.9%	1.9%
	2012	381	36	10.56 to 11.19	5.6% to 16.2%	0.5%
	2011	19	2	9.63 to 9.63	(3.7%) to (3.7%)	2.3%
MFS® Investors Trust Series—Initial Class	2013	$224	11	$ 20.81 to $ 20.81	32.1% to 32.1%	1.1%
	2012	171	11	15.76 to 15.76	19.2% to 19.2%	1.0%
	2011	135	10	13.23 to 13.23	(2.2%) to (2.2%)	0.9%
	2010	138	10	13.52 to 13.52	11.1% to 11.1%	1.2%
	2009	118	10	12.17 to 12.17	26.9% to 26.9%	1.7%
MFS® New Discovery Series—Initial Class	2013	$5,847	304	$ 14.37 to $ 28.49	40.5% to 41.5%	0.0%
	2012	2,934	175	10.15 to 20.13	3.8% to 21.2%	0.0%
	2011	1,857	112	8.37 to 16.60	(16.3%) to (10.3%)	0.0%
	2010	2,270	123	18.50 to 18.50	36.3% to 36.3%	0.0%
	2009	1,477	109	13.57 to 13.57	63.2% to 63.2%	0.0%
MFS® Research Bond Series—Initial Class	2013	$8	1	$ 11.36 to $ 11.36	(1.0%) to (1.0%)	1.3%
	2012	4	—	11.48 to 11.48	7.4% to 7.4%	2.4%
MFS® Research Series—Initial Class	2013	$795	55	$ 13.54 to $ 18.62	31.4% to 32.3%	0.3%
	2012	600	52	10.31 to 14.08	3.1% to 17.3%	0.6%
	2011	123	10	12.00 to 12.00	(0.5%) to (0.5%)	0.9%
	2010	148	12	12.06 to 12.06	15.9% to 15.9%	0.9%
	2009	111	11	10.40 to 10.40	30.5% to 30.5%	1.4%
MFS® Utilities Series — Initial Class	2013	$—	—	$ —	—	—
	2012	—	—	—	—	—
	2011	14,143	1,292	9.86 to 33.17	6.0% to 6.8%	3.2%
	2010	10,068	956	9.30 to 31.07	13.0% to 13.8%	3.0%
	2009	6,299	660	8.23 to 27.30	32.3% to 33.2%	4.4%
MFS® Value Series—Initial Class	2013	$3	—	$ 14.98 to $ 14.98	35.9% to 35.9%	1.3%
	2012	1	—	11.02 to 11.02	16.3% to 16.3%	1.3%
	2011	—	—	9.48 to 9.48	(5.2%) to (5.2%)	2.2%
Neuberger Berman AMT Mid Cap Growth Portfolio—Class I	2013	$2,289	145	$ 12.73 to $ 27.92	31.7% to 32.6%	0.0%
	2012	1,208	88	9.66 to 21.05	(3.4%) to 12.4%	0.0%
	2011	607	32	9.47 to 18.73	(5.3%) to 0.5%	0.0%
	2010	540	29	18.64 to 18.64	29.1% to 29.1%	0.0%
	2009	397	27	14.44 to 14.44	31.6% to 31.6%	0.0%
PIMCO Global Bond Portfolio (Unhedged)—Administrative Class Shares	2013	$317	20	$ 15.72 to $ 15.72	(8.5%) to (8.5%)	1.0%
	2012	321	19	17.18 to 17.18	6.9% to 6.9%	1.6%
	2011	278	17	16.06 to 16.06	7.6% to 7.6%	2.6%
	2010	288	19	14.93 to 14.93	11.7% to 11.7%	2.7%
	2009	190	14	13.37 to 13.37	16.9% to 16.9%	3.2%
PIMCO Low Duration Portfolio—Administrative Class Shares	2013	$361	28	$ 12.73 to $ 12.73	(0.1%) to (0.1%)	1.5%
	2012	374	29	12.74 to 12.74	5.9% to 5.9%	1.9%
	2011	146	12	12.04 to 12.04	1.1% to 1.1%	1.8%
	2010	327	27	11.91 to 11.91	5.3% to 5.3%	1.6%
	2009	398	35	11.31 to 11.31	13.3% to 13.3%	2.5%
PIMCO Real Return—Administrative Class Shares	2013	$—	—	$ —	—	—
	2012	—	—	—	—	—
	2011	7,132	601	11.48 to 14.57	10.9% to 11.7%	1.8%
	2010	3,095	284	10.35 to 13.05	3.5% to 8.1%	1.2%
	2009	276	23	12.07 to 12.07	18.4% to 18.4%	3.0%

NYLIAC VUL Separate Account-I

Notes to Financial Statements (Continued)

Note 6—Financial Highlights (Continued):

		Net Assets	Units Outstanding	Variable Accumulation Unit Value (Lowest to Highest)	Total Return[1] (Lowest to Highest)	Investment Income Ratio[2]

PIMCO Total Return Portfolio—Administrative Class Shares	2013	$2,049	129	$ 11.18 to $ 16.14	(2.0%) to (2.0%)	2.2%
	2012	3,011	184	11.40 to 16.46	9.6% to 9.6%	2.6%
	2011	2,497	171	10.40 to 15.02	3.6% to 4.0%	2.6%
	2010	2,101	145	14.50 to 14.50	8.1% to 8.1%	2.4%
	2009	1,489	111	13.41 to 13.41	14.1% to 14.1%	5.1%
Royce Micro-Cap Portfolio—Investment Class	2013	$18,040	1,071	$ 16.34 to $ 17.13	20.1% to 21.0%	0.5%
	2012	15,482	1,112	13.60 to 14.16	6.9% to 7.6%	0.0%
	2011	14,055	1,084	12.73 to 13.15	(12.7%) to (12.1%)	2.5%
	2010	15,256	1,030	14.58 to 14.97	29.1% to 30.0%	2.0%
	2009	10,783	943	11.30 to 11.52	56.9% to 58.0%	0.0%
Royce Small-Cap Portfolio—Investment Class	2013	$—	—	$ —	—	—
	2012	—	—	—	—	—
	2011	11,306	879	9.34 to 13.16	(6.6%) to (3.3%)	0.3%
	2010	11,388	853	13.08 to 13.61	19.7% to 20.5%	0.1%
	2009	8,297	744	10.93 to 11.29	34.3% to 35.2%	0.0%
T. Rowe Price Blue Chip Growth Portfolio	2013	$40	3	$ 15.74 to $ 15.74	41.2% to 41.2%	0.0%
	2012	25	2	11.15 to 11.15	18.3% to 18.3%	0.1%
	2011	15	2	9.43 to 9.43	(5.7%) to (5.7%)	0.0%
T. Rowe Price Equity Income Portfolio	2013	$—	—	$ —	—	—
	2012	—	—	—	—	—
	2011	57,241	3,800	9.36 to 15.56	(6.4%) to (0.7%)	1.7%
	2010	61,045	4,008	14.70 to 15.76	14.2% to 15.0%	1.9%
	2009	54,933	4,126	12.78 to 13.77	24.7% to 25.6%	2.0%
T. Rowe Price International Stock Portfolio	2013	$26	2	$ 11.67 to $ 11.67	14.1% to 14.1%	1.0%
	2012	18	2	10.24 to 10.24	18.4% to 18.4%	0.8%
	2011	4	—	8.64 to 8.64	(13.6%) to (13.6%)	5.0%
T. Rowe Price Limited-Term Bond Portfolio	2013	$450	33	$ 10.43 to $ 14.05	0.1% to 0.1%	1.6%
	2012	814	59	10.42 to 14.03	2.5% to 2.5%	2.0%
	2011	812	61	10.17 to 13.70	1.6% to 1.7%	2.4%
	2010	792	59	13.48 to 13.48	3.1% to 3.1%	2.8%
	2009	744	57	13.07 to 13.07	8.3% to 8.3%	3.4%
T. Rowe Price New America Growth Portfolio	2013	$6	—	$ 14.52 to $ 14.52	38.0% to 38.0%	0.0%
	2012	5	—	10.52 to 10.52	13.1% to 13.1%	0.8%
	2011	—	—	9.30 to 9.30	(7.0%) to (7.0%)	0.7%
The Merger Fund VL	2013	$39	4	$ 10.60 to $ 10.60	3.9% to 3.9%	0.3%
	2012	21	2	10.20 to 10.20	2.5% to 2.5%	0.0%
	2011	44	4	9.95 to 9.95	(0.5%) to (0.5%)	12.8%
UIF Emerging Markets Debt Portfolio—Class I	2013	$781	35	$ 22.34 to $ 22.34	(8.7%) to (8.7%)	4.3%
	2012	1,098	45	24.48 to 24.48	18.0% to 18.0%	3.0%
	2011	1,134	55	20.76 to 20.76	7.0% to 7.0%	3.3%
	2010	831	43	19.39 to 19.39	9.7% to 9.7%	4.1%
	2009	744	42	17.67 to 17.67	30.2% to 30.2%	7.8%
UIF Emerging Markets Equity Portfolio—Class I	2013	$—	—	$ —	—	—
	2012	—	—	—	—	—
	2011	50,239	1,970	8.74 to 28.27	(18.8%) to (12.6%)	0.4%
	2010	67,344	2,156	29.15 to 34.56	18.2% to 19.0%	0.6%
	2009	59,476	2,263	24.66 to 29.04	68.7% to 69.8%	0.0%
UIF U.S. Real Estate Portfolio—Class I	2013	$12,109	970	$ 11.24 to $ 28.46	1.3% to 2.1%	1.1%
	2012	10,608	844	11.09 to 27.89	15.0% to 15.8%	0.8%
	2011	7,986	713	9.64 to 24.07	0.1% to 5.9%	0.8%
	2010	6,549	606	9.16 to 22.73	29.1% to 30.0%	1.7%
	2009	2,659	285	7.10 to 17.49	27.5% to 28.4%	3.8%
Van Eck VIP Global Hard Assets—Initial Class	2013	$—	—	$ —	—	—
	2012	—	—	—	—	—
	2011	43,368	2,304	8.11 to 35.48	(18.9%) to (16.5%)	1.1%
	2010	51,951	2,288	21.28 to 42.46	28.3% to 29.2%	0.4%
	2009	39,920	2,268	16.55 to 32.86	56.4% to 57.5%	0.2%
Van Eck VIP Multi-Manager Alternatives Fund—Initial Class Shares	2013	$2,201	203	$ 10.30 to $ 11.61	4.3% to 5.0%	0.0%
	2012	1,056	97	9.80 to 11.05	(0.5%) to 1.3%	0.0%
	2011	1,136	105	9.67 to 10.91	(3.3%) to (2.3%)	0.9%
	2010	1,234	111	11.16 to 11.16	5.0% to 5.0%	0.0%
	2009	1,101	104	10.63 to 10.63	13.9% to 13.9%	0.2%
Victory VIF Diversified Stock Fund—Class A Shares	2013	$9	1	$ 13.86 to $ 13.86	33.9% to 33.9%	0.7%
	2012	5	—	10.35 to 10.35	16.3% to 16.3%	0.5%
	2011	26	3	8.90 to 8.90	(11.0%) to (11.0%)	0.7%

Not all investment divisions are available under all policies.

Charges and fees levied by NYLIAC are disclosed in Note 3.

Expenses as a percent of net assets are .05%—1.00%, excluding expenses of the underlying Funds, deductions from premiums, deductions from cash value and surrender charges.

[1]	Total returns are not annualized for periods less than a year. These amounts represent the total return for the periods indicated, including changes in the value of the underlying Fund, and expenses assessed through the reduction of unit values. These ratios do not include any expenses assessed through the redemption of units. Investment options with a date notation indicate the effective date of that investment option in the variable account. The total returns are calculated for each period indicated or from the effective date through the end of the reporting period.
[2]	These amounts represent the dividends excluding distributions of capital gains, received by a subaccount from the underlying mutual fund, net of management fees assessed by the Fund manager, divided by the average net asset value. These ratios exclude those expenses, such as mortality and expense charges, that are assessed against contract owner accounts either through reductions in the unit values or the redemption of units. The recognition of investment income by the Investment Division is affected by the timing of the declaration of dividends by the underlying Fund in which the Investment Division invests. Annualized percentages are shown for the Investment Income Ratio for all Investment Divisions in all periods.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors of New York Life Insurance and Annuity Corporation

and the Variable Universal Life Separate Account-I Policyowners:

In our opinion, the accompanying statement of assets and liabilities and the related statements of operations and of changes in net assets present fairly, in all material respects, the financial position of the investment divisions listed in Note 1 of the New York Life Insurance and Annuity Corporation Variable Universal Life Separate Account-I as of December 31, 2013, and the results of each of their operations and the changes in each of their net assets for each of the two years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements are the responsibility of New York Life Insurance and Annuity Corporation management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of investments by correspondence with the transfer agents at December 31, 2013, provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers, LLP

New York, New York

March 24, 2014

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

(a wholly owned subsidiary of New York Life Insurance Company)

CONSOLIDATED FINANCIAL STATEMENTS

(GAAP Basis)

December 31, 2013 and 2012

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

(a wholly owned subsidiary of New York Life Insurance Company)

CONSOLIDATED STATEMENT OF FINANCIAL POSITION

	December 31,
	2013	2012
	(in millions)
ASSETS
Fixed maturities, at fair value
Available-for-sale (includes securities pledged as collateral that can be sold or repledged of $489 in 2013 and $451 in 2012)	$71,543	$72,188
Trading securities	497	126
Equity securities, at fair value
Available-for-sale	112	130
Trading securities	447	79
Mortgage loans, net of allowances	9,765	8,488
Policy loans	858	872
Securities purchased under agreements to resell	101	59
Investments in affiliates	2,288	2,522
Other investments	1,438	1,225

Total investments	87,049	85,689
Cash and cash equivalents	594	633
Deferred policy acquisition costs	2,847	2,027
Interest in annuity contracts	6,114	5,978
Amounts recoverable from reinsurer
Affiliated	6,877	7,675
Unaffiliated	1,390	300
Other assets	1,357	1,317
Separate account assets	26,434	21,638

Total assets	$132,662	$125,257

LIABILITIES AND STOCKHOLDER’S EQUITY
Liabilities
Policyholders’ account balances	$65,391	$63,733
Future policy benefits	14,069	11,579
Policy claims	339	270
Obligations under structured settlement agreements	6,114	5,978
Amounts payable to reinsurer
Affiliated	6,837	6,626
Unaffiliated	48	47
Other liabilities	2,730	3,291
Separate account liabilities	26,434	21,638

Total liabilities	121,962	113,162

Stockholder’s Equity
Capital stock — par value $10,000 (20,000 shares authorized, 2,500 issued and outstanding)	25	25
Additional paid in capital	3,928	3,928
Accumulated other comprehensive income	963	3,024
Retained earnings	5,784	5,118

Total stockholder’s equity	10,700	12,095

Total liabilities and stockholder’s equity	$132,662	$125,257

The accompanying notes are an integral part of the consolidated financial statements

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

(a wholly owned subsidiary of New York Life Insurance Company)

CONSOLIDATED STATEMENT OF OPERATIONS

	Year Ended December 31,
	2013	2012	2011
	(in millions)
Revenues
Premiums	$3,384	$2,816	$2,427
Fees-universal life and annuity policies	889	885	838
Net investment income	3,612	3,611	3,597
Net investment (losses) gains
Total other-than-temporary impairments on fixed maturities	(45)	(63)	(122)
Total other-than-temporary impairments on fixed maturities recognized in accumulated other comprehensive income	11	18	14
All other net investment (losses) gains	(65)	75	93

Total net investment (losses) gains	(99)	30	(15)
Net revenue from reinsurance	71	85	82
Other income	94	68	55

Total revenues	7,951	7,495	6,984

Expenses
Interest credited to policyholders’ account balances	1,847	2,055	2,415
Increase in liabilities for future policy benefits	2,718	2,199	1,983
Policyholder benefits	1,164	973	867
Operating expenses	1,363	1,416	1,307

Total expenses	7,092	6,643	6,572

Income before income taxes	859	852	412
Income tax expense	193	240	88

Net income	$666	$612	$324

The accompanying notes are an integral part of the consolidated financial statements

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

(a wholly owned subsidiary of New York Life Insurance Company)

CONSOLIDATED STATEMENT OF COMPREHENSIVE INCOME

	Year Ended December 31,
	2013	2012	2011
	(in millions)
Net income	$666	$612	$324

Other comprehensive (loss) income, net of tax
Net unrealized investment (losses) gains
Net unrealized investment (losses) gains arising during the period	(1,998)	1,004	1,091
Less: reclassification adjustment for net unrealized investment gains included in net income	63	86	85

Net unrealized investment (losses) gains, net	(2,061)	918	1,006

Total other comprehensive (loss) income, net of tax	(2,061)	918	1,006

Comprehensive (loss) income	$(1,395)	$1,530	$1,330

The accompanying notes are an integral part of the consolidated financial statements

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

(a wholly owned subsidiary of New York Life Insurance Company)

CONSOLIDATED STATEMENT OF STOCKHOLDER’S EQUITY

Years Ended December 31, 2013, 2012 and 2011

(in millions)

			Accumulated Other Comprehensive Income
	Capital Stock	Additional Paid In Capital	Net Unrealized Investment Gains (Losses)	Net Unrealized Gains (Losses) on Other-Than Temporarily Impaired Fixed Maturity Investments	Retained Earnings	Total Stockholder’s Equity
Balance at January 1, 2011	$25	$3,628	$1,158	$(58)	$4,182	$8,935
Net income					324	324
Other comprehensive income, net of tax			1,003	3		1,006
Capital Contribution		300				300

Balance at December 31, 2011	$25	$3,928	$2,161	$(55)	$4,506	$10,565
Net income					612	612
Other comprehensive income, net of tax			872	46		918

Balance at December 31, 2012	$25	$3,928	$3,033	$(9)	$5,118	$12,095
Net income					666	666
Other comprehensive (loss) income, net of tax			(2,071)	10		(2,061)

Balance at December 31, 2013	$25	$3,928	$962	$1	$5,784	$10,700

The accompanying notes are an integral part of the consolidated financial statements

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

(a wholly owned subsidiary of New York Life Insurance Company)

CONSOLIDATED STATEMENT OF CASH FLOW

	Year Ended December 31,
	2013	2012	2011
	(in millions)
Cash Flows from Operating Activities:
Net income	$666	$612	$324
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization	(4)	(8)	11
Net capitalization of deferred policy acquisition costs	(44)	127	10
Universal life and annuity fees	(718)	(677)	(623)
Interest credited to policyholders’ account balances	1,847	2,055	2,415
Capitalized interest and dividends reinvested	(207)	(192)	(153)
Net investment losses (gains)	99	(30)	15
Equity in earnings of limited partnerships	22	23	6
Deferred income taxe expense (benefit)	50	61	(160)
Net revenue from intercompany reinsurance	(1)	(1)	(1)
Net change in unearned revenue liability	140	32	25
Changes in:
Other assets and other liabilities	67	25	200
Reinsurance payables	(59)	(10)	(1)
Policy claims	69	(12)	51
Future policy benefits	2,685	2,265	1,985

Net cash provided by operating activities	4,612	4,270	4,104

Cash Flows from Investing Activities:
Proceeds from:
Sale of available-for-sale fixed maturities	3,979	3,752	5,233
Maturity and repayment of available-for-sale fixed maturities	9,329	8,683	8,256
Sale of equity securities	34	128	120
Repayment of mortgage loans	1,167	816	657
Sale of other investments	2,134	1,969	3,083
Sale of trading securities	280	39	1
Maturity and repayment of trading securities	61	31	34
Cost of:
Available-for-sale fixed maturities acquired	(16,219)	(13,407)	(16,062)
Equity securities acquired	–	(58)	(282)
Mortgage loans acquired	(2,431)	(2,149)	(2,010)
Acquisition of other investments	(1,962)	(3,005)	(3,873)
Acquisition of trading securities	(1,013)	(112)	(86)
Securities purchased under agreements to resell	(42)	31	56
Cash collateral received (paid) on derivatives	7	–	(10)
Policy loans	12	(32)	(27)

Net cash used in investing activities	(4,664)	(3,314)	(4,910)

Cash Flows from Financing Activities:
Policyholders’ account balances:
Deposits	6,116	4,763	6,187
Withdrawals	(4,325)	(4,370)	(4,817)
Net transfers to the separate accounts	(1,518)	(1,145)	(806)
Increase in loaned securities	39	–	–
Securities sold under agreements to repurchase	(76)	(38)	(68)
Net paydowns from debt	(4)	(2)	(11)
Change in book and bank overdrafts	–	33	(12)
Cash collateral paid on derivatives	(215)	(82)	(30)
Capital contribution from parent	–	–	123

Net cash provided (used) by financing activities	17	(841)	566

Effect of exchange rate changes on cash and cash equivalents	(4)	(2)	(1)

Net (decrease) increase in cash and cash equivalents	(39)	113	(241)
Cash and cash equivalents, beginning of year	633	520	761

Cash and cash equivalents, end of year	$594	$633	$520

The accompanying notes are an integral part of the consolidated financial statements

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

(a wholly owned subsidiary of New York Life Insurance Company)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(GAAP BASIS)

DECEMBER 31, 2013, 2012 AND 2011

NOTE 1 — NATURE OF OPERATIONS

New York Life Insurance and Annuity Corporation (the “Company”), domiciled in the State of Delaware, is a direct, wholly owned subsidiary of New York Life Insurance Company (“New York Life”). The Company’s primary business operations are its Insurance and Agency and Investment Groups. The Company offers a wide variety of interest sensitive and variable life insurance and annuity products to a large cross section of the insurance market. The Company markets its products in all 50 of the United States, and the District of Columbia, primarily through New York Life’s career agency force with certain products also marketed through third party banks, brokers and independent financial advisors.

NOTE 2 — BASIS OF PRESENTATION

The accompanying consolidated financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (“GAAP”) and reflect the consolidation with majority owned and controlled subsidiaries, as well as a variable interest entity in which the Company is considered the primary beneficiary. All intercompany transactions have been eliminated in consolidation.

Certain amounts in prior years have been reclassified to conform to the current year presentation. These reclassifications had no effect on net income or equity as previously reported. Refer to Note 18 — Supplemental Cash Flow Information for further discussion.

The Delaware State Insurance Department (“the Department”) recognizes only statutory accounting practices for determining and reporting the financial position and results of operations of an insurance company, and for determining its solvency under the Delaware State Insurance Law. Accounting practices used to prepare statutory financial statements for regulatory filings of life insurance companies differ in certain instances from GAAP (refer to Note 19 — Statutory Financial information) for further discussion.

NOTE 3 — SIGNIFICANT ACCOUNTING POLICIES

Use of Estimates

The preparation of consolidated financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

The most significant estimates include those used in determining deferred policy acquisition costs (“DAC”) and related amortization; valuation of investments including derivatives and recognition of other-than-temporary impairments (“OTTI”); future policy benefits including guarantees; provision for income taxes and valuation of deferred tax assets; and reserves for contingent liabilities, including reserves for losses in connection with unresolved legal matters.

Investments

Fixed maturity investments classified as available-for-sale or trading are reported at fair value. For a discussion on valuation methods for fixed maturities reported at fair value, refer to Note 9 — Fair Value Measurements. The amortized cost of fixed maturities is adjusted for amortization of premium and accretion of discount. Interest income, as well as the related amortization of premium and accretion of discount, is included in Net investment income in the accompanying Consolidated Statement of Operations. Unrealized gains and losses on available-for-sale securities are reported as net unrealized investment (losses) gains in Accumulated other comprehensive income (“AOCI”), net of deferred taxes and related adjustments, in the accompanying Consolidated Statement of Financial Position. Unrealized gains and losses from fixed maturity investments

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

(a wholly owned subsidiary of New York Life Insurance Company)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

classified as trading are reflected in Net investment (losses) gains in the accompanying Consolidated Statement of Operations.

Included within fixed maturity investments are mortgage-backed and asset-backed securities. Amortization of the premium or accretion of discount from the purchase of these securities considers the estimated timing and amount of cash flows of the underlying loans, including prepayment assumptions based on data obtained from external sources or internal estimates. For mortgage-backed and asset-backed securities, projected future cash flows are updated monthly, and the amortized cost and effective yield of the securities are adjusted as necessary to reflect historical prepayment experience and changes in estimated future prepayments. For high credit quality mortgage-backed and asset-backed securities (those rated AA or above at the date of acquisition), the adjustments to amortized cost are recorded as a charge or credit to Net investment income in accordance with the retrospective method. For mortgage-backed and asset-backed securities that are not of high credit quality (those rated below AA at date of acquisition), certain floating rate securities and securities with the potential for a loss of a portion of the original investment due to contractual prepayments (i.e. interest only securities), the effective yield is adjusted prospectively for any changes in estimated cash flows.

The cost basis of fixed maturities is adjusted for impairments in value deemed to be other-than-temporary, and a realized loss is recognized in Net investment (losses) gains in the accompanying Consolidated Statement of Operations. The new cost basis is not adjusted for subsequent increases in estimated fair value. In periods subsequent to the recognition of an OTTI, impaired fixed maturities are accounted for as if purchased on the measurement date of the impairment. Accordingly, the discount (or reduced premium) based on the new cost basis may be accreted into net investment income in future periods based on prospective changes in cash flow estimates, to reflect adjustments to the effective yield.

Factors considered in evaluating whether a decline in the value of fixed maturities is other-than-temporary include: (i) whether the decline is substantial; (ii) the duration of time that the fair value has been less than cost; and (iii) the financial condition and near-term prospects of the issuer. Mortgage-backed and asset-backed securities rated below AA at acquisition, when the fair value is below amortized cost and there are negative changes in estimated future cash flows, are deemed other-than-temporary impaired securities.

With respect to fixed maturities in an unrealized loss position, an OTTI is recognized in earnings when it is anticipated that the amortized cost will not be recovered. The entire difference between the fixed maturity’s cost and its fair value is recognized in earnings only when either the Company (i) has the intent to sell the fixed maturity security or (ii) more likely than not will be required to sell the fixed maturity security before its anticipated recovery. If these conditions do not exist, an OTTI would be recognized in earnings (“credit loss”) for the difference between the amortized cost basis of the fixed maturity and the present value of projected future cash flows expected to be collected. The difference between the fair value and the present value of projected future cash flows expected to be collected represents the portion of OTTI related to other-than credit factors (“non-credit loss”) and is recognized in other comprehensive income or loss (“OCI”). The net present value is calculated by discounting the Company’s best estimate of projected future cash flows at the effective interest rate implicit in the fixed maturity prior to impairment.

The determination of cash flow estimates in the net present value is subjective and methodologies will vary, depending on the type of security. The Company considers all information relevant to the collectability of the security, including past events, current conditions and reasonably supportable assumptions and forecasts in developing the estimate of cash flows expected to be collected. This information generally includes, but may not be limited to, the remaining payment terms of the security, estimated prepayment speeds, defaults and recoveries upon liquidation of the underlying collateral securing the notes, the financial condition of the issuer(s), credit enhancements and other third-party guarantees. In addition, information such as industry analyst reports and forecasts, sector credit ratings, the financial condition of the bond insurer for insured fixed income securities and other market data relevant to the collectability may also be considered, as well as the expected timing of the

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

(a wholly owned subsidiary of New York Life Insurance Company)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

receipt of insured payments, if any. The estimated fair value of the collateral may be used to estimate recovery value if the Company determines that the security is dependent on the liquidation of the collateral for recovery.

Equity securities are carried at fair value. For a discussion on valuation methods for equity securities, refer to Note 9 — Fair Value Measurements. Unrealized gains and losses on equity securities classified as available-for-sale are reflected as net unrealized investment (losses) gains in AOCI, net of deferred taxes and related adjustments, in the accompanying Consolidated Statement of Financial Position. Unrealized gains and losses from investments in equity securities classified as trading are reflected in Net investment (losses) gains in the accompanying Consolidated Statement of Operations.

Factors considered in evaluating whether a decline in value of an available-for-sale equity security is other-than-temporary include: (i) whether the decline is substantial; (ii) the duration that the fair value has been less than cost; and (iii) the financial condition and near-term prospects of the issuer. For equity securities, the Company also considers in its OTTI analysis its intent and ability to hold a particular equity security for a period of time sufficient to allow for the recovery of its value to an amount equal to or greater than cost. When it is determined that a decline in value is other-than-temporary, the cost basis of the equity security is reduced to its fair value, with the associated realized loss reported in Net investment (losses) gains in the accompanying Consolidated Statement of Operations. The new cost basis is not adjusted for subsequent increases in estimated fair value.

Mortgage loans on real estate are carried at unpaid principal balances, net of discounts or premiums and valuation allowances, and are secured. Specific valuation allowances are established for the excess carrying value of the mortgage loan over the estimated fair value of the collateral, when it is probable that based on current information and events, the Company will be unable to collect all amounts due under the contractual terms of the loan agreement. Fair value of the collateral is updated triennially unless a more current appraisal is warranted. The Company also has a general valuation allowance for probable incurred but not specifically identified losses. The general valuation allowance is determined by applying a factor against the commercial and residential mortgage loan portfolios, excluding loans for which a specific allowance has already been recorded, to estimate potential losses in each portfolio. The general allowance factor for the commercial mortgage loan portfolio is based on the Company’s historical loss experience as well as industry data regarding commercial loan delinquency rates. The Company analyzes industry data regarding specific credit risk based on geographic locations and property types as well as probability of default, timing of default and loss severity for each loan in a given portfolio. The general allowance factor for the residential mortgage loan portfolio takes into account loan-to-value ratios (“LTV”) of the portfolio, as well as expected defaults and loss severity of loans deemed to be delinquent. Changes to the specific and general valuation allowances are reflected in Net investment (losses) gains in the accompanying Consolidated Statement of Operations.

For commercial and residential mortgage loans, the Company accrues interest income on loans to the extent it is deemed collectible and the loan continues to perform under its original or restructured contractual terms. The Company places loans on non-accrual status and ceases to recognize interest income when management determines that collection of interest and repayment of principal is not probable. Any accrued but uncollected interest is reversed out of interest income once a loan is put on non-accrual status. Interest payments received on loans where interest payments have been deemed uncollectible are recognized on a cash basis and recorded as interest income.

Commercial mortgage and other loans are occasionally restructured in a troubled debt restructuring (“TDR”). The Company assesses loan modifications on a case-by-case basis to evaluate whether a TDR has occurred. A specific valuation allowance is established for mortgage loans restructured in a TDR for the excess carrying value of the mortgage loan over the estimated fair value of the collateral.

Policy loans are stated at the aggregate balance due. A valuation allowance is established for policy loan balances, including capitalized interest that exceeds the related policy’s cash surrender value.

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

(a wholly owned subsidiary of New York Life Insurance Company)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

Investment in Affiliates consists of the Company’s investment in the New York Life Short Term Fund (“STIF”) and a revolving loan agreement with Madison Capital Funding LLC (“MCF”). For further discussion, refer to Note 6 — Investments.

Other investments consist primarily of direct investments in limited partnerships and limited liability companies, derivatives (see discussion on Derivative Financial Instruments below), short-term investments, real estate and senior secured commercial loans. Investments in limited partnerships and limited liability companies are accounted for using the equity method of accounting. Short-term investments include investments with remaining maturities of one year or less, but greater than three months, at the time of acquisition and are carried at fair value. Investments in real estate, which the Company has the intent to hold for the production of income, are carried at depreciated cost, net of write-downs for other-than-temporary declines in fair value. Properties held-for-sale are carried at the lower of depreciated cost or fair value, less estimated selling costs.

In many cases, limited partnerships and limited liability companies that the Company invests in qualify as investment companies and apply specialized accounting practices. The Company retains this specialized accounting practice in consolidation and for the equity method. For limited partnerships, this results in unrealized gains and losses from underlying investments being recorded in Net investment income in the accompanying Consolidated Statement of Operations. For consolidated limited partnerships, the underlying investments, which may consist of various classes of assets, are aggregated and stated at fair value in Other investments in the accompanying Consolidated Statement of Financial Position.

Senior secured commercial loans that management has the intent and ability to hold until maturity or payoff are reported at their outstanding unpaid principal balances reduced by any charge-off or loss reserve and net of any deferred fees on originated loans, or unamortized premiums or discounts on purchased loans. The Company assesses its loans on a monthly basis for collectability in light of historical experience, the nature and volume of the loan portfolio, adverse situations that may affect the borrower’s ability to repay and prevailing economic conditions. Specific loans are considered for impairment when it is probable that the Company will be unable to collect the scheduled payments of principal and interest when due according to the contractual terms of the loan agreement. Factors considered by management in determining impairment include payment status and the financial condition of the borrower. Impaired loan measurement may be based on the present value of expected future cash flows discounted at the loan’s effective interest rate, at the loan’s observable market price or the fair value of the collateral if the loan is collateral dependent. A loss reserve is established for the calculated impairment. A general valuation allowance for probable incurred but not specifically identified losses is determined for the remainder of the portfolio. These loans are assigned internal risk ratings and the Company utilizes a specific reserve percentage for each category of risk rating. The loss reserve rate is multiplied by outstanding loans in each related risk category to determine the general reserve on these loans. Changes to the specific and general valuation allowances are reflected in Net investment (losses) gains in the accompanying Consolidated Statement of Operations.

At the time of funding of a loan, management determines the amount of the loan that will be held-for-sale. The syndication amounts have historically been sold within one year. Loans held for sale are carried at the lower of cost or fair value on an individual asset basis.

Net investment gains or losses on sales are generally computed using the specific identification method.

The authoritative guidance provides a fair value option election that allows companies to irrevocably elect fair value as the initial and subsequent accounting measurement attribute for certain financial assets and liabilities. Unrealized gains and losses on certain financial assets for which the fair value option has been elected are reported in Net investment (losses) gains in the accompanying Consolidated Statement of Operations. The decision to elect the fair value option is determined on an instrument by instrument basis, must be applied to an entire instrument and is irrevocable once elected. Refer to Note 9 — Fair Value Measurements for more information on the fair value option.

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

(a wholly owned subsidiary of New York Life Insurance Company)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

Cash equivalents include investments that have remaining maturities of three months or less at date of purchase and are carried at fair value.

Derivative Financial Instruments

Derivatives are recorded at fair value either as assets, within Other investments or as liabilities, within Other liabilities in the accompanying Consolidated Statement of Financial Position, except for embedded derivatives which are recorded with the associated host contract. The classification of changes in the fair value of derivatives depends on the characteristics of the transaction, including whether it qualifies and is designated for hedge accounting. Changes in fair value, for derivatives that do not qualify or are not designated for hedge accounting, are included in Net investment (losses) gains in the accompanying Consolidated Statement of Operations.

To qualify for hedge accounting, the hedge relationship is designated and formally documented at inception by detailing the particular risk management objective and strategy for the hedge. This includes the item and risk that is being hedged, the derivative that is being used, as well as how effectiveness is being assessed and ineffectiveness is measured. A derivative must be highly effective in accomplishing the objective of offsetting either changes in fair value or cash flows for the risk being hedged. The hedging relationship is considered highly effective if the changes in fair value or cash flows of the hedging instrument is within 80% to 125% of the inverse changes in the fair value or cash flows of the hedged item. The Company formally assesses effectiveness of its hedging relationships both at the hedge inception and on a quarterly basis over the life of the hedge relationship in accordance with its risk management policy. The Company continually assesses the credit standing of the derivative counterparty and, if the counterparty is deemed to be no longer creditworthy, the hedge relationship will no longer be considered effective.

The Company discontinues hedge accounting prospectively if: (i) it is determined that the derivative is no longer effective in offsetting changes in the fair value or cash flows of a hedged item; (ii) the derivative expired or is sold, terminated or exercised; (iii) it is probable that the forecasted transaction will not occur, or (iv) management determines that designation of the derivative as a hedge instrument is no longer appropriate.

In order to mitigate counterparty credit risk, the Company receives collateral from counterparties with derivatives in a net positive fair value, which is included in Other liabilities in the accompanying Consolidated Statement of Financial Position. The Company also posts collateral for derivatives that are in a net liability position, which is included in Other assets in the accompanying Consolidated Statement of Financial Position (refer to Note 7 — Derivative Financial Instruments and Risk Management).

Cash Flow Hedges

The Company accounts for the following as cash flow and foreign currency hedges, when they qualify for hedge accounting under the requirements of the authoritative guidance: (i) interest rate swaps to convert floating rate investments to fixed rate investments; and (ii) foreign currency swaps to hedge the foreign currency cash flow exposure of foreign currency denominated investments.

When a derivative is designated as a cash flow hedge and determined to be highly effective, changes in fair value are recorded as unrealized gains or losses in OCI and deferred until earnings are affected by the variability of cash flows being hedged (e.g., when periodic settlements on a variable-rate asset or liability are recorded in earnings). At that time, these unrealized gains or losses are reclassified to earnings to the same line item as the associated hedged item’s cash flows, in either Net investment (losses) gains or Net investment income in the accompanying Consolidated Statement of Operations. Any ineffectiveness is immediately recognized in earnings and included in Net investment (losses) gains in the accompanying Consolidated Statement of Operations.

When a derivative is designated as a foreign currency cash flow hedge and is determined to be highly effective, changes in fair value are recorded as unrealized gain or losses in OCI. The change in fair value of the

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

(a wholly owned subsidiary of New York Life Insurance Company)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

derivative relative to the changes in foreign exchange rates affect earnings in the same period as the foreign exchange transaction gains and losses on the underlying hedged item in Net investment (losses) gains in the accompanying Consolidated Statement of Operations. Any ineffectiveness is immediately recognized in earnings and included as Net investment (losses) gains in the accompanying Consolidated Statement of Operations.

Embedded Derivatives

The Company may enter into contracts that are not themselves derivative instruments but contain embedded derivatives. For each contract, the Company assesses whether the economic characteristics of the embedded derivative are clearly and closely related to those of the host contract and determines whether a separate instrument with the same terms as the embedded instrument would meet the definition of a derivative instrument. When it is determined that the embedded derivative possesses economic characteristics that are not clearly and closely related to the economic characteristics of the host contract, and that a separate instrument with the same terms would qualify as a derivative instrument, the embedded derivative is separated from the host contract and accounted for as a stand-alone derivative. Such embedded derivatives are recorded with the associated host contract in the accompanying Consolidated Statement of Financial Position at fair value and changes in their fair value are recorded in earnings. In certain instances, the Company may elect to carry the entire contract on the Consolidated Statement of Financial Position at fair value.

For further information on the Company’s derivative instruments and related hedged items and their effect on the Company’s financial position, financial performance and cash flows, refer to Note 7 — Derivative Financial Instruments and Risk Management.

Variable Interest Entities (“VIEs”)

In the normal course of its investment activities, the Company enters into relationships with various special purpose entities (“SPEs”) and other entities that are deemed to be VIEs. A VIE is an entity that either (i) has equity investors that lack certain essential characteristics of a controlling financial interest (including the ability to control activities of the entity, the obligation to absorb the entity’s expected losses and the right to receive the entity’s expected residual returns) or (ii) lacks sufficient equity to finance its own activities without financial support provided by other entities, which in turn would be expected to absorb at least some of the expected losses of the VIE. If the Company determines that it is the VIE’s primary beneficiary, it is required to consolidate the VIE.

The Company is the primary beneficiary of a VIE if the Company has (i) the power to direct the activities of the VIE that most significantly impact the economic performance of the entity and (ii) the obligation to absorb losses of or the right to receive benefits from the entity that could be potentially significant to the VIE. If both conditions are present, the Company is required to consolidate the VIE.

This authoritative guidance is deferred indefinitely for certain entities that have the attributes of investment companies, with the exception of securitizations, asset-backed financings, collateralized structures and former qualifying SPEs. In addition, entities are not eligible for the deferral if any obligation to fund losses or guarantee performance exists. In accordance with the deferral provisions, the Company is the primary beneficiary and is required to consolidate the VIE if it stands to absorb a majority of the VIE’s expected losses or to receive a majority of the VIE’s expected residual returns, or both.

Loaned Securities and Repurchase Agreements

The Company enters into dollar roll repurchase agreements to sell and repurchase securities. Assets to be repurchased are the same, or substantially the same, as the assets transferred. Securities sold under agreements to repurchase are treated as financing arrangements. The Company agrees to sell securities at a specified price and repurchase the securities at a lower price. The Company receives cash in the amount of the sales proceeds and

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

(a wholly owned subsidiary of New York Life Insurance Company)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

establishes a liability equal to the repurchase amount. The difference between the sale and repurchase amounts represents deferred income, which is earned over the life of the agreement. The liability for repurchasing the assets is included in Other liabilities in the accompanying Consolidated Statement of Financial Position.

The Company enters into securities lending agreements whereby certain investment securities are loaned to third parties. Securities loaned are treated as financing arrangements. With respect to securities loaned, the Company requires initial cash collateral equal to 102% of the fair value of domestic securities loaned. The Company records an offsetting liability for collateral received on securities lending in Other liabilities in the accompanying Consolidated Statement of Financial Position. The Company monitors the fair value of securities loaned with additional collateral obtained as necessary. The borrower of the loaned securities is permitted to sell or repledge those securities.

The Company enters into tri-party repurchase agreements to purchase and resell securities. Securities purchased under agreements to resell are treated as investing activities. The Company receives securities as collateral, having a fair value at least equal to 102% of the purchase price paid by the Company for the securities and the Company’s designated custodian takes possession of this collateral. The Company is not permitted to sell or repledge these securities. The collateral is not recorded on the Company’s financial statements. However, if the counterparty defaults, the Company would then exercise its rights with respect to the collateral, including a sale of the collateral. The fair value of the securities to be resold is monitored and additional collateral is obtained, where appropriate, to protect against credit exposure. The Company records the repurchase agreements as Securities purchased under agreements to resell in the accompanying Consolidated Statement of Financial Position.

Deferred Policy Acquisition Costs

DAC consists primarily of incremental direct costs of contract acquisition that are incurred in transactions with employees, including career agents and independent third-parties as well as the portion of employee compensation costs related to underwriting, policy issuance and processing, medical inspection and contract selling for successfully negotiated contracts. These costs have been deferred and recorded as an asset in the accompanying Consolidated Statement of Financial Position.

For universal life and deferred annuity contracts, such costs are amortized in proportion to estimated gross profits over the estimated life of those contracts. Annually, the Company conducts a review of valuation assumptions relative to current experience and management expectations. To the extent that expectations change as a result of this review, valuation assumptions are updated and the impact is reflected as retroactive adjustments in the current year’s amortization (“unlocking”) and is included in Operating expenses in the accompanying Consolidated Statement of Operations. For these contracts, the carrying amount of DAC is adjusted at each balance sheet date as if the unrealized investment gains or losses had been realized and included in the gross margins or gross profits used to determine current period amortization. The increase or decrease in DAC, due to unrealized investment gains or losses, is recorded in OCI in the accompanying Consolidated Statement of Financial Position.

For single premium immediate annuities with life contingencies, all acquisition costs are charged to expense immediately because generally all premiums are received at the inception of the contract.

The Company assesses internal replacements to determine whether such modifications significantly change the contract terms. When the modification substantially changes the contract, DAC is written-off immediately through income and only new deferrable expenses associated with the replacements are deferred. DAC written-off at the date of lapse cannot be restored when a policy subsequently reinstates. If the contract modifications do not substantially change the contract, DAC amortization on the original policy will continue and any acquisition costs associated with the related modification are expensed.

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

(a wholly owned subsidiary of New York Life Insurance Company)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

Sales Inducements

For some deferred annuity products, the Company offers policyholders a bonus equal to a specified percentage of the policyholder’s initial deposit and additional credits to the policyholder’s account value related to minimum accumulation benefits, which are considered sales inducements in certain instances. The Company also offers enhanced crediting rates on certain dollar cost averaging programs related to its deferred annuity products. From time to time, the Company conducts term life insurance conversion programs under which certain policyholders are offered additional premium credits, which are considered sales inducements, when converting a term life insurance policy or rider to a permanent life insurance contract. The Company defers these aforementioned sales inducements and generally amortizes them over the life of the policy using the same methodology and assumptions used to amortize DAC. Deferred sales inducements are reported in Other assets in the accompanying Consolidated Statement of Financial Position.

Intangible Assets

The Company holds an intangible asset with a finite life which is amortized over its useful life. Intangible assets with finite useful lives are tested for impairment when facts and circumstances indicate that the carrying amount may not be recoverable, and an impairment loss is recognized when the carrying amount of an asset exceeds the estimated undiscounted cash flows attributable to the asset. The amount of the impairment loss to be recorded is calculated by the excess of the asset’s carrying value over its fair value.

Fair value is generally determined using a discounted cash flow analysis with assumptions that a market participant would use.

All intangible assets are reported in Other assets in the accompanying Consolidated Statement of Financial Position.

Policyholders’ Account Balances

The Company’s liability for policyholders’ account balances represents the contract value that has accrued to the benefit of the policyholder as of the balance sheet date. This liability is generally equal to the accumulated account deposits, plus interest credited, less policyholder withdrawals and other charges assessed against the account balance. This liability also includes amounts that have been assessed to compensate the insurer for services to be performed over future periods, and the fair value of embedded derivatives in the above contracts (refer to Note 12 — Policyholders’ Liabilities).

Future Policy Benefits

The Company’s liability for future policy benefits is primarily comprised of the present value of estimated future payments to or on behalf of policyholders, where the timing and amount of payment depends on policyholder mortality or morbidity, less the present value of future net premiums. For non-participating traditional life insurance and annuity products, expected mortality and/or morbidity for lapse or surrender are generally based on the Company’s historical experience or standard industry tables including a provision for the risk of adverse deviation (“PAD”). Interest rate assumptions are based on factors such as market conditions and expected investment returns. These assumptions are established at the time the policy is issued and are intended to estimate the experience for the period the policy benefits are payable. If experience is less favorable than assumed and future losses are projected under loss recognition testing, then additional liabilities may be required, resulting in a charge to Increase in liabilities for future policy benefits in the accompanying Consolidated Statement of Operations. The Company does not establish loss reserves until a loss has occurred.

The Company’s liability for future policy benefits also includes liabilities for guarantee benefits related to certain non-traditional long-duration life and annuity contracts and deferred profit on limited pay contracts. Refer to Note 12 — Policyholders’ Liabilities for a discussion on guaranteed minimum benefits.

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

(a wholly owned subsidiary of New York Life Insurance Company)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

Policy Claims

The Company’s liability for policy claims includes a liability for unpaid claims and claim adjustment expenses. Unpaid claims and claim adjustment expenses include estimates of claims that the Company believes have been incurred but have not yet been reported as of the balance sheet date.

Debt

Debt is generally carried at unpaid principal balance and is included in Other liabilities in the accompanying Consolidated Statement of Financial Position. Refer to Note 9 — Fair Value Measurements for discussion on the fair value of debt.

Separate Account Assets and Liabilities

The Company has separate accounts, some of which are registered with the Securities and Exchange Commission (“SEC”) and others that are not registered with the SEC. The Company reports separately, as separate account assets and separate account liabilities, investments held in separate accounts and liabilities of the separate accounts if (i) such separate accounts are legally recognized; (ii) assets supporting the contract liabilities are legally insulated from the Company’s general account liabilities; (iii) investments are directed by the contractholder or in accordance with specific investment objectives; and (iv) all investment performance, net of contract fees and assessments, is passed through to the contractholder. The separate accounts have varying investment objectives, are segregated from the Company’s general account and are maintained for the benefit of separate account policyholders. Investment risks associated with market value changes are borne by the customers, except to the extent of minimum guarantees made by the Company with respect to certain accounts. All separate account assets are stated at fair value. The separate account liabilities represent the policyholders’ interest in the account, and include accumulated net investment income and realized and unrealized gains and losses on the assets.

Contingencies

Amounts related to contingencies are accrued if it is probable that a liability has been incurred and an amount is reasonably estimable.

Other Assets and Other Liabilities

Other assets primarily consist of investment income due and accrued, receivables from affiliates and sales inducements. Other liabilities primarily consist of net deferred tax liabilities, collateral received on securities loaned, employee and agent benefits, and payables to affiliates.

Fair Value Measurements

For fair values of various assets and liabilities refer to Note 9 — Fair Value Measurements.

Recognition of Insurance Income and Related Expenses

Premiums from annuity policies with life contingencies and from whole and term life policies are recognized as income when due. The associated benefits and expenses are matched with income so as to result in the recognition of profits over the life of the contracts. This match is accomplished by providing liabilities for future policy benefits (as discussed in Note 12 — Policyholders’ Liabilities) and the deferral and subsequent amortization of policy acquisition costs.

Amounts received under deferred annuity and universal life type contracts are reported as deposits to policyholders’ account balances (as discussed in Note 12 — Policyholders’ Liabilities). Revenues from these

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

(a wholly owned subsidiary of New York Life Insurance Company)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

contracts consist of amounts assessed during the period for mortality and expense risk, policy administration and surrender charges, and are included as Fee income in the accompanying Consolidated Statement of Operations. In addition to fees, the Company earns investment income from the investment of policyholders’ deposits in the Company’s general account portfolio. The Company establishes an unearned revenue liability for amounts previously assessed to compensate the Company for services to be performed over future periods. These amounts are deferred and recognized into income over the period benefited, using the same assumptions and factors used to amortize DAC. Policy benefits and claims that are charged to expense include benefit claims incurred in the period in excess of related policyholders’ account balances.

Premiums for contracts with a single premium or a limited number of premium payments due over a significantly shorter period than the total period over which benefits are provided are recorded as income when due. Any excess profit is deferred and recognized as income in a constant relationship to insurance in-force and, for annuities, in relation to the amount of expected future benefit payments.

Premiums, universal life fee income, benefits and expenses are stated net of reinsurance ceded. Estimated reinsurance ceding allowances are recognized over the life of the reinsured policies using assumptions consistent with those used to account for the underlying policies.

Net revenue from reinsurance primarily represents the experience rated refund, amortization of the deferred gain and the reserve adjustment associated with the reinsurance business ceded to New York Life, as discussed in Note 14 — Reinsurance. This net revenue adjustment excludes ceded universal life fees and ceded policyholder benefits, which are included on these respective lines in the accompanying Consolidated Statement of Operations.

Federal Income Taxes

Current federal income taxes are charged or credited to operations based upon amounts estimated to be payable or recoverable as a result of taxable operations for the current year and any adjustments to such estimates from prior years. Deferred federal income tax assets and liabilities are recognized for expected future tax consequences of temporary differences between GAAP and taxable income. Temporary differences are identified and measured using a balance sheet approach whereby GAAP and tax balance sheets are compared to each other. Deferred income taxes are generally recognized based on enacted tax rates and a valuation allowance is recorded if it is more likely than not that any portion of the deferred tax asset will not be realized.

The authoritative guidance on income taxes requires an evaluation of the recoverability of deferred tax assets and establishment of a valuation allowance, if necessary, to reduce the deferred tax asset to an amount that is more likely than not to be realized. Considerable judgment is required in determining whether a valuation allowance is necessary, and if so, the amount of such valuation allowance. In evaluating the need for a valuation allowance many factors are considered, including: (i) the nature of deferred tax assets and liabilities; (ii) whether they are ordinary or capital; (iii) in which tax jurisdictions they were generated and the timing of their reversal; (iv) taxable income in prior carry-back years as well as projected taxable earnings exclusive of reversing temporary differences and carryforwards; (v) the length of time that carryovers can be utilized in the various tax jurisdictions; (vi) any unique tax rules that would impact the utilization of the deferred tax assets; and (vii) any tax planning strategies that the Company would employ to avoid a tax benefit from expiring unused.

The Company is a member of a group that files a consolidated federal income tax return with New York Life. The consolidated income tax liability is allocated among the members of the group in accordance with a tax allocation agreement. The tax allocation agreement provides that each member of the group is allocated its share of the consolidated tax provision or benefit, determined generally on a separate company basis, but may, where applicable, recognize the tax benefits of net operating losses or capital losses utilizable in the consolidated group. Intercompany tax balances are generally settled quarterly on an estimated basis with a final settlement within 30 days of the filing of the consolidated return.

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

(a wholly owned subsidiary of New York Life Insurance Company)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

In accordance with the authoritative guidance related to income taxes, the Company determines whether it is more likely than not that a tax position will be sustained upon examination by the appropriate taxing authorities before any part of the benefit can be recorded in the financial statements. The amount of tax benefit recognized for an uncertain tax position is the largest amount of benefit that is greater than 50 percent likely of being realized upon settlement. Unrecognized tax benefits are included within Other liabilities and are charged to earnings in the period that such determination is made. The Company classifies interest and penalties related to tax uncertainties as Income tax expense in the accompanying Consolidated Statement of Operations.

NOTE 4 — BUSINESS RISKS AND UNCERTAINTIES

In periods of extreme volatility and disruption in the securities and credit markets and under certain interest rate scenarios, the Company could be subject to disintermediation risk and/or reduction in net interest spread or profit margins.

The Company’s investment portfolio consists principally of fixed income securities as well as mortgage loans, policy loans, limited partnerships, preferred and common stocks and equity real estate. The fair value of the Company’s investments varies depending on economic and market conditions and the interest rate environment. Furthermore, with respect to investments in mortgage loans, mortgage-backed securities and other securities subject to prepayment and/or call risk, significant changes in prevailing interest rates and/or geographic conditions may adversely affect the timing and amount of cash flows on these investments, as well as their related values. In addition, the amortization of market premium and accretion of market discount for mortgage-backed securities is based on historical experience and estimates of future payment experience on the underlying mortgage loans. Actual prepayment timing will differ from original estimates and may result in material adjustments to asset values and amortization or accretion recorded in future periods.

Certain of these investments lack liquidity, such as privately placed fixed income securities, equity real estate and other limited partnership interests. The Company also holds certain investments in asset classes that are liquid but may experience significant market fluctuations, such as mortgage-backed and other asset-backed securities. If the Company were to require significant amounts of cash on short notice in excess of cash on hand and the Company’s portfolio of liquid investments, the Company could have difficulty selling these investments in a timely manner, be forced to sell them for less than the Company otherwise would have been able to realize, or both.

In periods of high or increasing interest rates, life insurance policy loans and surrenders and withdrawals may increase as policyholders seek investments with higher perceived returns. This could result in cash outflows requiring the Company to sell invested assets at a time when the prices of those assets are adversely affected by the increase in market interest rates, which could cause the Company to suffer realized investment losses. In addition, when interest rates rise, the Company may face competitive pressure to increase crediting rates on certain insurance and annuity contracts, and such changes may occur more quickly than corresponding changes to the rates earned on the Company’s general account investments.

During periods of low or declining interest rates, the Company is contractually obligated to credit a fixed minimum rate of interest on certain of the Company’s life insurance and annuity policies. Should yields on new investments decline to levels below these guaranteed minimum rates for a long enough period, the Company may be required to credit interest to policyholders at a higher rate than the rate of return the Company earns on the Company’s portfolio of investments supporting those products, thus generating losses.

Although management of the Company employs a number of asset/liability management strategies to minimize the effects of interest rate volatility, no guarantee can be given that it will be successful in managing the effects of such volatility.

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

(a wholly owned subsidiary of New York Life Insurance Company)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

The Company establishes and carries reserves to pay future policyholder benefits and claims. The process of calculating reserve amounts for an insurance organization involves the use of a number of estimates and assumptions including those related to mortality (the relative incidence of death in a given time or place), morbidity (the incidence rate of a disease or medical condition) and interest rates (the rates expected to be paid or received on financial instruments, including insurance or investment contracts). Since the Company cannot precisely determine the amount or timing of actual future benefits and claims, actual results could differ significantly from those assumed. Deviations from one or more of these estimates and assumptions could have a material adverse effect on the Company’s results of operations or financial condition.

The Company sets prices for many of its insurance and annuity products based upon expected claims and payment patterns, using assumptions for mortality, morbidity, persistency (how long a contract stays in force) and interest rates. In addition to the potential effect of natural or man-made disasters, significant changes in mortality could emerge gradually over time, due to changes in the natural environment, the health habits of the insured population, effectiveness of treatment for disease or disability, or other factors. In addition, the Company could fail to accurately provide for changes in other pricing assumptions, including changes in interest and inflation rates. Significant negative deviations in actual experience from the Company’s pricing assumptions could have a material adverse effect on the profitability of its products. The Company’s earnings are significantly influenced by the claims paid under its insurance contracts and will vary from period to period depending upon the amount of claims incurred. There is only limited predictability of claims experience within any given month or year. The Company’s future experience may not match its pricing assumptions or its past results. As a result, the Company’s results of operations and financial condition could be materially adversely affected.

Issuers or borrowers whose securities or loans the Company holds, customers, trading counterparties, counterparties under swaps and other derivative contracts, reinsurers, clearing agents, exchanges, clearing houses and other financial intermediaries and guarantors may default on their obligations to the Company due to bankruptcy, insolvency, lack of liquidity, adverse economic conditions, operational failure, fraud or other reasons. In addition, the underlying collateral supporting the Company’s structured securities, including mortgage-backed securities, may deteriorate or default causing these structured securities to incur losses.

Weak equity market performance may adversely affect sales of variable products, cause potential purchasers of the Company’s products to refrain from new or additional investments, and may cause current customers to surrender or redeem their current products and investments.

Revenues of the Company’s variable products are, to a large extent, based on fees related to the value of assets under management (except for its Elite Annuity product, where future revenue is based on adjusted premium payments). Consequently, poor equity market performance reduces fee revenues. The level of assets under management could also be negatively affected by withdrawals or redemptions.

The Company issues certain variable products with various types of guaranteed minimum benefit features. The Company establishes reserves for the expected payments resulting from these features. The Company bears the risk that payments may be higher than expected as a result of significant, sustained downturns in the stock market. The Company also bears the risk that additional reserves may be required if partial surrender activity increases significantly for some annuity products during the period when account values are less than guaranteed amounts.

The Risk-Based Capital (“RBC”) ratio is the primary measure by which regulators evaluate the capital adequacy of the Company. RBC is determined by statutory rules that consider risks related to the type and quality of invested assets, insurance-related risks associated with the Company’s products, interest rate risk and general business risks. Disruptions in the capital markets could increase equity and credit losses and reduce the Company’s statutory surplus and RBC ratio. To the extent the Company’s statutory capital resources are deemed to be insufficient to maintain a particular rating by one or more rating agencies, the Company may seek to

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

(a wholly owned subsidiary of New York Life Insurance Company)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

improve its capital position, including through operational changes and potentially seeking capital from New York Life.

The Company faces significant competition.

The Company faces strong competition in its Insurance and Agency and Investment Group businesses. The Company’s ability to compete is based on a number of factors, including product features, investment performance, service, price, distribution capabilities, scale, commission structure, name recognition and financial strength ratings.

New York Life’s career agency force is the primary means by which it distributes life insurance products. In order to continue increasing life insurance sales, the Company must retain and attract additional productive career agents.

Rating agencies assign the Company financial strength/claims paying ability ratings, based on their evaluations of the Company’s ability to meet its financial obligations. These ratings indicate a rating agency’s view of an insurance company’s ability to meet its obligations to its insured. In certain of the Company’s markets, ratings are important competitive factors of insurance companies. Rating organizations continue to review the financial performance and condition of insurers, including the Company. A significant downgrade in the Company’s ratings could materially and adversely affect its competitive position in the life insurance market and increase its cost of funds. In addition, downgrades of the sovereign credit rating of the United States of America would likely result in a corresponding downgrade of the financial strength rating of the Company by certain rating agencies, which could have an adverse effect on the Company’s results of operations.

Regulatory developments in the markets in which the Company operates could affect the Company’s business.

Although the federal government does not directly regulate the business of insurance, federal legislation and administrative policies in several areas, including pension regulation, financial services regulation, derivatives and federal taxation, can significantly and adversely affect the insurance industry and the Company. There are a number of current or potential regulatory measures that may affect the insurance industry. The Company is unable to predict whether any changes will be made, whether any administrative or legislative proposals will be adopted in the future, or the effect, if any, such proposals would have on the Company.

The attractiveness to the Company’s customers of many of its products is due, in part, to favorable tax treatment. Current federal income tax laws generally permit the tax-deferred accumulation of earnings on the premiums paid by the holders of annuities and life insurance products. Taxes, if any, are payable generally on income attributable to a distribution under the contract for the year in which the distribution is made. Death benefits under life insurance contracts are received free of federal income tax. Changes to the favorable tax treatment may reduce the attractiveness of the Company’s products to its customers.

A computer system failure or security breach could disrupt the Company’s business, damage its reputation and adversely impact its profitability.

The Company relies on computer systems to conduct business, including customer service, marketing and sales activities, customer relationship management and producing financial statements. While the Company has policies, procedures, automation and backup plans and facilities designed to prevent or limit the effect of failure, its computer systems may be vulnerable to disruptions or breaches as the result of natural disasters, man-made disasters, criminal activity, pandemics, or other events beyond its control. The failure of the Company’s computer systems for any reason could disrupt its operations, result in the loss of customer business and adversely impact its profitability.

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

(a wholly owned subsidiary of New York Life Insurance Company)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

The Company retains confidential information on its computer systems, including customer information and proprietary business information. Any compromise of the security of the Company’s computer systems that results in the disclosure of personally identifiable customer information could damage the Company’s reputation, expose the Company to litigation, increase regulatory scrutiny, and require it to incur significant technical, legal and other expenses.

NOTE 5 — RECENT ACCOUNTING PRONOUNCEMENTS

Adoption of New Accounting Pronouncements

In July 2013, the Financial Accounting Standards Board (FASB) issued new guidance regarding derivatives. The guidance permits the Fed Funds Effective Swap Rate (or Overnight Index Swap Rate) to be used as a U.S. benchmark interest rate for hedge accounting, in addition to the United States Treasury rate and London Inter-Bank Offered Rate (“LIBOR”). The guidance also removes the restriction on using different benchmark rates for similar hedges. The guidance is effective for qualifying new or redesignated hedging relationships entered into on or after July 17, 2013 and should be applied prospectively. Adoption of the guidance did not have a material effect on the Company’s consolidated financial position, results of operations, and financial statement disclosures.

In February 2013, the FASB issued updated guidance regarding the presentation of comprehensive income. The updated guidance requires an entity to present, either on the face of the statement where net income is presented or in the notes, significant amounts reclassified out of AOCI by the respective line items of net income, but only if the amount reclassified is required under GAAP to be reclassified to net income in its entirety in the same reporting period. For other amounts that are not required under GAAP to be reclassified in their entirety to net income, an entity is required to cross-reference to other disclosures that provide additional detail about those amounts. The guidance is effective for the first interim or annual reporting period beginning after December 15, 2012 and should be applied prospectively. The disclosures required by this guidance are included in Note 10 — Investment Income and Investment Gains and Losses.

In December 2011 and January 2013, the FASB issued updated guidance and enhanced disclosure requirements for financial instruments and derivative instruments that are either offset in accordance with existing guidance for right of setoff or subject to an enforceable master netting arrangement or similar agreement, irrespective of whether they are offset in the financial statement. The FASB also clarified the scope of the new GAAP offsetting guidance, which only applies to derivatives, repurchase agreements and reverse repurchase agreements, and securities borrowing and securities lending transactions that are either offset in accordance with GAAP guidance or subject to a master netting arrangement or similar agreement. Entities are required to disclose both gross information and net information about both instruments and transactions eligible for offset in the accompanying Consolidated Statement of Financial Position and instruments and transactions subject to an agreement similar to a master netting arrangement. The guidance is effective for annual reporting periods beginning on or after January 1, 2013 and should be applied retrospectively for all comparative periods presented. The Company’s adoption of this guidance did not have an impact on the Company’s consolidated financial position or results of operations but resulted in additional disclosures related to derivatives included in Note 7 — Derivative Financial Instruments and Risk Management, and securities purchased under agreements to resell included in Note 15 — Commitments and Contingencies.

In June 2011, the FASB issued updated guidance regarding the presentation of comprehensive income. The updated guidance eliminates the option to present components of OCI as part of the Consolidated Statement of Stockholder’s Equity. Under the updated guidance, an entity has the option to present the total of comprehensive income, the components of net income, and the components of OCI either in a single continuous statement of comprehensive income or in two separate but consecutive statements. The updated guidance does not change the

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

(a wholly owned subsidiary of New York Life Insurance Company)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

items that are reported in OCI or when an item of OCI must be reclassified to net income. The Company opted to present net income and other comprehensive income in two separate consecutive statements. The Company adopted this guidance effective January 1, 2012. This guidance impacted the financial statement presentation but did not have an impact on the Company’s consolidated financial position or results of operations.

In May 2011, the FASB issued updated guidance on fair value measurements and related disclosure requirements. The updated guidance clarifies existing guidance related to the application of fair value measurement methods and requires expanded disclosures. The expanded disclosures required by this guidance are included in Note 9 — Fair Value Measurements. The Company adopted this guidance effective January 1, 2012. The adoption of this guidance did not have a material effect on the Company’s consolidated financial position, results of operations or financial statement disclosures.

In April 2011, the FASB issued updated guidance clarifying which restructurings constitute TDRs. This guidance is intended to assist creditors in their evaluation of whether conditions exist that constitute a TDR. This new guidance is effective for the first interim or annual reporting period beginning on or after June 15, 2011 and should be applied retrospectively to the beginning of the annual reporting period of adoption. The Company’s retroactive adoption of this guidance effective January 1, 2011 did not have a material effect on the Company’s consolidated financial position or results of operations.

In April 2011, the FASB issued updated guidance regarding the assessment of effective control for repurchase agreements. This new guidance is effective for the first annual reporting period beginning on or after December 15, 2011 and should be applied prospectively to transactions or modifications of existing transactions that occur on or after the effective date. The Company adopted this guidance effective January 1, 2012. The adoption of this guidance did not have a material effect on the Company’s consolidated financial position, results of operations, or financial statement disclosures.

In October 2010, the FASB issued guidance to address diversity in practice regarding the interpretation of which costs relating to the acquisition of new or renewal insurance contracts qualify for deferral. Under the new guidance acquisition costs are to include only those costs that are directly related to the acquisition or renewal of insurance contracts by applying a model similar to the accounting for loan origination costs. While the adoption of this amended guidance changes the timing of when certain costs are reflected in the Company’s results of operations, it has no effect on the total acquisition costs to be recognized over time and has no impact on the Company’s cash flows. Effective January 1, 2012, the Company adopted this guidance retrospectively.

The following tables present amounts as previously reported in 2011, the effect on those amounts of the change due to the retrospective adoption of the amended DAC guidance as described above. The adjusted amounts that are reflected in the accompanying Consolidated Financial Statements are included herein.

Consolidated Statement of Operations:
	2011
	As Previously Reported	Effect of Change	As Currently Reported
Total Revenues	$6,984	$–	$6,984
Increase in liabilities for future policy benefits	1,953	30	1,983
Operating expenses	1,274	33	1,307
Total Expenses	6,509	63	6,572

Income before income taxes	475	(63)	412
Income tax expense	110	(22)	88
Net income	$365	$(41)	$324

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

(a wholly owned subsidiary of New York Life Insurance Company)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

Consolidated Statement of Cash Flows:
	2011
	As Previously Reported	Effect of Change	As Currently Reported
Cash Flows from Operating Activities:
Net income	$365	$(41)	$324
Changes in:
Deferred policy acquisition costs	(23)	33	10
Deferred income tax benefit	(138)	(22)	(160)
Future policy benefits	1,955	30	1,985
Net cash provided by operating activities*	$4,104	$–	$4,104

*	Restated for prior year reclassifications.

In July 2010, the FASB issued updated guidance that requires enhanced disclosures related to the allowance for credit losses and the credit quality of a company’s financing receivable portfolio. The disclosures were effective for interim and annual reporting periods ending on or after December 15, 2011 for private companies. The Company elected to early adopt this guidance and provided the disclosures required by this guidance in Note 6 — Investments. The disclosures regarding activity that occurs during a reporting period are effective for interim and annual reporting periods beginning after December 15, 2010. In January 2011, the FASB deferred the disclosures required by this guidance related to TDRs. The deferred disclosures, which were retrospectively adopted effective January 1, 2011, did not have a material effect on the Company’s financial statement disclosures.

In April 2010, the FASB issued guidance clarifying that an insurance entity should not consider any separate account interests in an investment held for the benefit of policyholders to be the insurer’s interests, and should not combine those interests with its general account interest in the same investment when assessing the investment for consolidation, unless the separate account interests are held for a related party policyholder, whereby consolidation of such interests must be considered under applicable variable interest guidance. This guidance is effective for interim and annual reporting periods beginning after December 15, 2010 and retrospectively for all prior periods upon the date of adoption, with early adoption permitted. The Company’s adoption of this guidance, effective January 1, 2011, did not have a material effect on the Company’s consolidated financial position, results of operations, or financial statement disclosures.

Future Adoption of New Accounting Pronouncements

In January 2014, FASB issued new guidance to clarify that an in-substance repossession or foreclosure occurs, and a creditor is considered to have received physical possession of residential real estate property collateralizing a consumer mortgage loan, upon either (1) the creditor obtaining legal title to the residential real estate property upon completion of a foreclosure or (2) the borrower conveying all interest in the residential real estate property to the creditor to satisfy that loan through completion of a deed in lieu of foreclosure or through a similar legal agreement. This new guidance is effective for annual periods beginning after December 15, 2014 and should be adopted using either a modified retrospective transition method or a prospective transition method. This guidance is not expected to have a significant effect on the Company’s consolidated financial position, results of operations, and financial statement disclosures.

In January 2014, FASB issued new guidance to permit reporting entities to make an accounting policy election to account for their investments in qualified affordable housing projects using the proportional amortization method if certain conditions are met. Under the proportional amortization method, an entity

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

(a wholly owned subsidiary of New York Life Insurance Company)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

amortizes the initial cost of the investment in proportion to the tax credits and other tax benefits received and recognizes the net investment performance in Income tax expense in the accompanying Consolidated Statement of Operations. This new guidance is effective for annual periods beginning after December 15, 2014 and should be applied retrospectively. This guidance is not expected to have a material effect on the Company’s consolidated financial position, results of operations, and financial statement disclosures.

In February 2013, the FASB issued new guidance regarding joint and several liabilities. The amendments require an entity to measure obligations resulting from joint and several liability arrangements for which the total amount of the obligation within the scope of the guidance is fixed at the reporting date, as the sum of the amount the reporting entity agreed to pay on the basis of its arrangement among its co-obligors and any additional amount the reporting entity expects to pay on behalf of its co-obligors. In addition, the amendments require an entity to disclose the nature and amount of the obligation, as well as other information about the obligation. This new guidance is effective for annual reporting periods that begin after December 15, 2013 and is not expected to have a material effect on the Company’s consolidated financial position, results of operations, and financial statement disclosures.

In March 2013, the FASB issued updated guidance regarding the recognition in net income of the cumulative translation adjustment upon the sale or loss of control of a business or group of assets residing in a foreign subsidiary, or a loss of control of a foreign investment. The guidance is effective for the first interim or annual reporting period beginning after December 15, 2013 and should be applied prospectively. This guidance is not expected to have a material effect on the Company’s consolidated financial position, results of operations, and financial statement disclosures.

In June 2013, the FASB issued updated guidance clarifying the characteristics of an investment company and requiring new disclosures. Under the guidance, all entities regulated under the Investment Company Act of 1940 automatically qualify as investment companies, while all other entities need to consider both the fundamental and typical characteristics of an investment company in determining whether they qualify as investment companies. This new guidance is effective for interim or annual reporting periods that begin after December 15, 2013, and should be applied prospectively. This guidance is not expected to have a material effect on the Company’s consolidated financial position, results of operations, and financial statement disclosures.

In July 2013, the FASB issued updated guidance regarding the presentation of unrecognized tax benefits when net operating loss carryforwards, similar tax losses, or tax credit carryforwards exist. This new guidance is effective for annual reporting periods that begin after December 15, 2013, and should be applied prospectively, with early application permitted. This guidance is not expected to have a material effect on the Company’s consolidated financial position, results of operations, and financial statement disclosures.

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

(a wholly owned subsidiary of New York Life Insurance Company)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

NOTE 6 — INVESTMENTS

Fixed Maturities

The amortized cost and estimated fair value of fixed maturities as of December 31, 2013 and 2012, by contractual maturity, is presented below (in millions). Expected maturities may differ from contractual maturities because issuers may have the right to call or repay obligations with or without call or prepayment penalties.

	2013		2012
Available-for-sale	Amortized Cost	Fair Value	Amortized Cost	Fair Value
Due in one year or less	$2,575	$2,625	$3,086	$3,142
Due after one year through five years	13,946	14,813	14,159	15,273
Due after five years through ten years	16,891	17,370	14,916	16,550
Due after ten years	9,783	9,905	7,462	8,711
Mortgage-backed and asset-backed securities:
U.S. agency mortgage-backed and asset-backed securities	15,466	15,792	15,373	16,933
Non-agency mortgage-backed securities	6,868	7,027	7,130	7,521
Non-agency asset-backed securities[2]	4,026	4,011	3,970	4,058
Other	–	–	–	–

Total available-for-sale	$69,555	$71,543	$66,096	$72,188

At December 31, 2013 and 2012, the distribution of gross unrealized gains and losses on investments in fixed maturities were as follows (in millions):

	2013
Available-for-sale	Amortized Cost	Unrealized Gains	Unrealized Losses	Fair Value	OTTI in AOCI[1]
U.S. Treasury	$862	$26	$11	$877	$(1)
U.S. government corporations and agencies	1,399	83	13	1,469	–
U.S. agency mortgage-backed and asset-backed securities	15,466	727	401	15,792	–
Foreign governments	577	53	1	629	–
U.S. corporate	29,513	1,595	501	30,607	–
Foreign corporate	10,844	447	160	11,131	–
Non-agency residential mortgage-backed securities	2,062	70	59	2,073	(27)
Non-agency commercial mortgage-backed securities	4,806	207	59	4,954	–
Non-agency asset-backed securities[2]	4,026	23	38	4,011	(3)

Total available-for-sale	$69,555	$3,231	$1,243	$71,543	$(31)

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

(a wholly owned subsidiary of New York Life Insurance Company)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

	2012
Available-for-sale	Amortized Cost	Unrealized Gains	Unrealized Losses	Fair Value	OTTI in AOCI[1]
U.S. Treasury	$857	$89	$1	$945	$–
U.S. government corporations and agencies	1,558	221	1	1,778	–
U.S. agency mortgage-backed and asset-backed securities	15,373	1,577	17	16,933	–
Foreign governments	737	89	1	825	–
U.S. corporate	26,865	2,859	40	29,684	*
Foreign corporate	9,606	846	8	10,444	–
Non-agency residential mortgage-backed securities	2,580	82	91	2,571	(47)
Non-agency commercial mortgage-backed securities	4,550	407	7	4,950	–
Non-agency asset-backed securities[2]	3,970	113	25	4,058	(6)

Total available-for-sale	$66,096	$6,283	$191	$72,188	$(53)

*	Amounts less than $1 million.

[1]

Represents the amount of OTTI losses in AOCI, which were not included in earnings pursuant to authoritative guidance. Amount excludes $20 million and $22 million for the years ended December 31, 2013 and 2012, respectively, of net unrealized gains on impaired securities relating to changes in the value of such securities subsequent to the impairment measurement date.

[2]	Includes auto loans, credit cards, education loans and other asset types.

At December 31, 2013 and 2012, the Company had outstanding contractual obligations to acquire additional private placement securities amounting to $877 million and $372 million, respectively.

The Company accrues interest income on fixed maturities to the extent it is deemed collectible and the security continues to perform under its original contractual terms. In the event collectability of interest is uncertain, accrual of interest income will cease and income will be recorded when and if received.

The Company had no investments in fixed maturities that have been non-income producing for the last twelve months at December 31, 2013. Investments in fixed maturities that have been non-income producing for the last twelve months totaled less than $1 million at December 31, 2012. These investments have been deemed other-than-temporarily impaired.

Equity Securities

At December 31, 2013 and 2012, the distribution of gross unrealized gains and losses on available-for-sale equity securities were as follows (in millions):

	Cost	Unrealized Gains	Unrealized Losses	Fair Value
2013	$79	$34	$1	$112
2012	$111	$21	$2	$130

There were no investments in non-redeemable preferred stock that have been non-income producing for the last twelve months at December 31, 2013 and 2012.

Mortgage Loans

The Company’s mortgage loan investments are diversified by property type, location and borrower and are collateralized by the related property.

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

(a wholly owned subsidiary of New York Life Insurance Company)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

At December 31, 2013 and 2012, contractual commitments to extend credit under mortgage loan agreements amounted to $374 million and $292 million, respectively, at fixed and floating interest rates ranging from 1.94% to 6.50% in 2013, and from 2.74% to 6.11% in 2012. These commitments are diversified by property type and geographic region.

At December 31, 2013 and 2012, the distribution of the mortgage loan portfolio by property type and geographic region was as follows (in millions):

	2013		2012
	Amount	% of Total	Amount	% of Total
Property Type:
Office buildings	$3,032	31.0%	$2,820	33.2%
Retail facilities	2,364	24.1	2,286	26.8
Apartment buildings	2,858	29.2	1,814	21.3
Industrial	1,198	12.2	1,315	15.4
Residential	162	1.7	247	2.9
Hotel/Motel	176	1.8	38	0.4
Other	3	–	3	–

Total mortgage loans	$9,793	100.0%	$8,523	100.0%

Allowance for credit losses	$(28)		$(35)

Total net mortgage loans	$9,765		$8,488

	2013		2012
	Amount	% of Total	Amount	% of Total
Geographic Region:
South Atlantic	$2,866	29.3%	$2,562	30.1%
Central	2,136	21.9	1,934	22.7
Pacific	2,229	22.8	1,914	22.5
Middle Atlantic	2,179	22.3	1,752	20.6
New England	315	3.2	293	3.4
Other	68	0.5	68	0.7

Total mortgage loans	$9,793	100.0%	$8,523	100.0%

Allowance for credit losses	$(28)		$(35)

Total net mortgage loans	$9,765		$8,488

The Company monitors the aging of its mortgage loans receivable on a monthly basis to determine delinquencies. An analysis of the aging of the recorded investment gross of the allowance for credit losses that

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

(a wholly owned subsidiary of New York Life Insurance Company)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

are past due is presented below. The table includes a breakdown of the mortgage loans that are ninety days past due and either are (1) still accruing interest or (2) on non-accrual status (in millions):

	2013
	Past Due Under 90 Days	Past Due Greater Than 90 Days	Current	Total Mortgage Loans
Property Type:
Office buildings	$–	$–	$3,032	$3,032
Retail facilities	–	–	2,364	2,364
Apartment buildings	–	–	2,858	2,858
Industrial	–	–	1,198	1,198
Residential	–	4	158	162
Hotel/Motel	–	–	176	176
Other	–	–	3	3

Total recorded investment[1]	$–	$4	$9,789	$9,793

	2012
	Past Due Under 90 Days	Past Due Greater Than 90 Days	Current	Total Mortgage Loans
Property Type:
Office buildings	$–	$–	$2,820	$2,820
Retail facilities	–	–	2,286	2,286
Apartment buildings	–	–	1,814	1,814
Industrial	–	–	1,315	1,315
Residential	–	7	240	247
Hotel/Motel	–	–	38	38
Other	–	–	3	3

Total recorded investment[1]	$–	$7	$8,516	$8,523

[1]	Recorded investment reflects the balance sheet carrying value gross of related allowance.

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

(a wholly owned subsidiary of New York Life Insurance Company)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

As discussed in Note 3 — Significant Accounting Policies, the Company establishes a specific reserve when it is probable that the Company will be unable to collect all amounts due under the contractual terms of the loan agreements, and a general reserve for probable incurred but not specifically identified losses. The activity in the mortgage loan specific and general reserves for the years ended December 31, 2013 and 2012 are summarized below (in millions):

	2013
Allowance for credit losses:	Residential	Commercial	Total
Beginning balance	$6	$29	$35
Direct write-downs	(1)	–	(1)
Provision for credit losses	(1)	(5)	(6)

Ending balance	$4	$24	$28

Ending Balance:
Individually evaluated for impairment (specific)	$2	$1	$3
Collectively evaluated for impairment (general)	$2	$23	$25
Mortgage Loans:
Ending balance (recorded investment, gross of allowance for credit losses):
Individually evaluated for impairment (specific)	$8	$–	$8
Collectively evaluated for impairment (general)	$154	$9,631	$9,785

	2012
Allowance for credit losses:	Residential	Commercial	Total
Beginning balance	$7	$37	$44
Direct write-downs	–	(6)	(6)
Recoveries	(1)	(2)	(3)

Ending balance	$6	$29	$35

Ending Balance:
Individually evaluated for impairment (specific)	$3	$–	$3
Collectively evaluated for impairment (general)	$3	$29	$32
Mortgage Loans:
Ending balance (recorded investment, gross of allowance for credit losses):
Individually evaluated for impairment (specific)	$8	$3	$11
Collectively evaluated for impairment (general)	$236	$8,276	$8,512

For the year ended December 31, 2011, the provision for credit losses was $1 million and direct write-downs were $2 million.

The Company closely monitors mortgage loans with the potential for impairment by considering a number of factors. For commercial mortgage loans, these factors include, but are not limited to, loan to value (LTV), asset performance such as debt service coverage ratio, lease rollovers, income/expense hurdles, major tenant or borrower issues, the economic climate and catastrophic events. For residential mortgage loans, loans that are sixty or more days delinquent are monitored for potential impairment.

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

(a wholly owned subsidiary of New York Life Insurance Company)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

As mentioned above, the Company uses LTV as one of the key mortgage loan indicators to assess credit quality and to assist in identifying problem loans. As of December 31, 2013 and 2012, LTVs on the Company’s mortgage loans, based upon the recorded investment gross of allowance for credit losses, are as follows (in millions):

	2013
	Office Buildings	Retail Facilities	Apartment Buildings	Industrial	Residential	Hotel/ Motel	Other	Total
above 95%	$–	$–	$–	$3	$1	$–	$–	$4
91% to 95%	–	–	–	–	–	–	–	–
81% to 90%	96	35	7	115	4	–	–	257
71% to 80%	119	144	392	156	20	18	–	849
below 70%	2,817	2,185	2,459	924	137	158	3	8,683

Total	$3,032	$2,364	$2,858	$1,198	$162	$176	$3	$9,793

	2012
	Office Buildings	Retail Facilities	Apartment Buildings	Industrial	Residential	Hotel/ Motel	Other	Total
above 95%	$–	$–	$12	$3	$1	$–	$–	$16
91% to 95%	–	–	11	32	1	–	–	44
81% to 90%	102	67	47	240	1	–	–	457
71% to 80%	279	235	376	206	29	19	–	1,144
below 70%	2,439	1,984	1,368	834	215	19	3	6,862

Total	$2,820	$2,286	$1,814	$1,315	$247	$38	$3	$8,523

Additional information on impaired mortgage loans is provided below (in millions):

	2013
	Recorded Investment	Unpaid Principal Balance	Related Allowance	Average Recorded Investment	Interest Income Recognized
With related allowance:
Industrial	$–	$1	$1	$3	$–
Residential	5	7	2	5	–

Total	$5	$8	$3	$8	$–

Commercial	$–	$1	$1	$3	$–

Residential	$5	$7	$2	$5	$–

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

(a wholly owned subsidiary of New York Life Insurance Company)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

	2012
	Recorded Investment	Unpaid Principal Balance	Related Allowance	Average Recorded Investment	Interest Income Recognized
With related allowance:
Industrial	$9	$10	$1	$21	$1
Residential	5	8	3	5	–

Total	$14	$18	$4	$26	$1

Commercial	$9	$10	$1	$21	$1

Residential	$5	$8	$3	$5	$–

*	Amounts less than $1 million.

At December 31, 2013 and 2012, the Company did not have any impaired loans without a related allowance.

The Company did not have any loan modifications in 2013 and 2012.

Investments in mortgage loans that have been non-income producing for the last twelve months totaled $3 million and $4 million at December 31, 2013 and 2012, respectively.

Investments in Affiliates

	2013	2012
STIF	$399	$938
MCF Revolving Loan Agreement	1,889	1,584

Total investments in affiliates	$2,288	$2,522

The STIF was formed by New York Life to improve short-term returns through greater flexibility to choose attractive maturities and enhanced portfolio diversification. The STIF is a pooled fund managed by New York Life Investment Management LLC (“NYL Investments”), an indirect wholly owned subsidiary of New York Life, where all participants are subsidiaries of New York Life.

The MCF Revolving Loan Agreement represents a revolving loan agreement the Company entered into with MCF. Refer to Note 11 — Related Party Transactions for further discussion.

Other Investments

The components of other investments as of December 31, 2013 and 2012 were as follows (in millions):

	2013	2012
Limited partnerships/Limited liability companies	$694	$648
Senior secured commercial loans	124	215
Derivatives	200	153
Real Estate	51	56
Short-term investments	56	30
Other invested assets	313	123

Total other investments	$1,438	$1,225

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

(a wholly owned subsidiary of New York Life Insurance Company)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

Senior secured commercial loans are typically collateralized by all assets of the borrower. The Company’s senior secured commercial loans, before loss reserve, amounted to $126 million and $219 million at December 31, 2013 and 2012, respectively. The Company establishes a loss reserve for specifically impaired loans and assigns internal risk ratings for the remainder of the portfolio on which it assesses a general loss reserve. The loss reserve was $2 million and $4 million for the years ended December 31, 2013 and 2012, respectively. Refer to Note 3 — Significant Accounting Policies for further details.

Unfunded commitments on limited partnerships, limited liability companies and senior secured commercial loans amounted to $403 million and $170 million at December 31, 2013 and 2012, respectively.

There was no accumulated depreciation on real estate for the years ended December 31, 2013 or 2012. There was no depreciation expense for the years ended December 31, 2013, 2012, or 2011.

Investments in Real Estate that have been non-income producing for the last twelve months totaled less than $1 million and $5 million at December 31, 2013 and 2012, respectively.

VIEs

Consolidated VIE

At December 31, 2013 and 2012, the Company included assets of $46 million and $44 million, respectively, in the accompanying Consolidated Statement of Financial Position, as a result of consolidating a VIE for which it was determined to be the primary beneficiary. The Company performed a qualitative analysis to determine if the Company has (i) the power to direct the activities of the VIE that most significantly impact the economic performance of the entity and (ii) the obligation to absorb losses of or the right to receive benefits from the entity that could be potentially significant to the VIE. In reviewing the transaction documents including trust agreements, limited partnership agreements and purchase agreements, the Company determined that they are the primary beneficiary of one structured investment.

This VIE consists of a trust established for purchasing receivables from the U.S. Department of Energy related to energy savings performance contracts and issuing certificates representing the right to those receivables. The following table reflects the carrying amount and balance sheet classification of the assets and liabilities of the consolidated VIE as of December 31, 2013 and 2012 (in millions).

The Company has a 98.66% interest in this VIE; however, the creditors do not have recourse to the Company in excess of the assets contained within the VIE.

	2013	2012
Cash	$–	$4
Other investments*	46	40

Total assets	$46	$44

Other liabilities	4	5

Total liabilities	$4	$5

*	Included in Limited partnerships/Limited liability companies.

Unconsolidated VIEs

In the normal course of its activities, the Company will invest in structured investments including VIEs for which it is not the primary beneficiary. These structured investments typically invest in fixed income investments and are managed by third-parties and include asset-backed securities, commercial mortgage-backed securities

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

(a wholly owned subsidiary of New York Life Insurance Company)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

and residential mortgage-backed securities. The Company’s maximum exposure to loss on these structured investments, both VIEs and non-VIEs, is limited to the amount of its investment. The Company has not provided financial or other support, other than its direct investment, to these structures. The Company has determined that it is not the primary beneficiary of these structures due to the fact that it does not have the power to direct the activities that significantly impact the VIEs’ economic performance. The Company classifies these investments on its accompanying Consolidated Statement of Financial Position as Fixed maturities — Available-for-sale and Fixed maturities — Trading. The maximum exposure to loss associated with these investments was $27,370 million and $28,638 million as of December 31, 2013 and 2012, respectively.

In the normal course of its activities, the Company will invest in joint ventures, limited partnerships and limited liability companies. These investments include hedge funds, private equity funds and real estate related funds and may or may not be VIEs. The Company’s maximum exposure to loss on these investments, both VIEs and non-VIEs, is limited to the amount of its investment. The Company has determined that it is not the primary beneficiary of these structures due to the fact that it does not have the power to direct the activities that significantly impact the entities economic performance. The Company classifies these investments on its accompanying Consolidated Statement of Financial Position as Other investments and its maximum exposure to loss associated with these entities was $694 million and $648 million as of December 31, 2013 and 2012, respectively.

These investments are subject to ongoing review for impairment and for events that may cause management to reconsider whether or not it is the primary beneficiary. The Company has no additional economic interest in these structures in the form of derivatives, related guarantees, credit enhancement or similar instruments and obligations. Creditors have no recourse against the Company in the event of default. The Company has unfunded commitments in joint ventures, limited partnerships and limited liability companies which are previously disclosed in Note 6 — Investments.

Restricted Assets and Special Deposits

Assets of $4 million at December 31, 2013 and 2012 were on deposit with governmental authorities or trustees as required by certain state insurance laws and are included in Fixed maturities — Available-for-sale in the accompanying Consolidated Statement of Financial Position.

Refer to Note 15 — Commitments and Contingencies for additional discussions on assets pledged as collateral.

NOTE 7 — DERIVATIVE FINANCIAL INSTRUMENTS AND RISK MANAGEMENT

The Company uses derivative financial instruments to manage interest rate, currency, equity and credit risk. These derivative financial instruments include foreign currency forwards, treasury futures, interest rate and equity options, and interest rate, credit default, and currency swaps. The Company does not engage in derivative financial instrument transactions for speculative purposes. Refer to Note 3 — Significant Accounting Policies for a discussion on the accounting for derivative financial instruments.

The Company may enter into exchange-traded futures and over-the-counter (“OTC”) derivative financial instruments. Exchange-traded futures are effected through regulated exchanges and require initial and daily variation margin collateral postings. When the Company enters into exchange-traded futures, it is exposed to credit risk resulting from default of the exchange.

OTC derivatives may be either cleared through a clearinghouse (“OTC-cleared”) or transacted between the Company and a counterparty under bilateral agreements (“OTC-bilateral”). Similar to exchange-traded futures, when the Company enters into OTC-cleared derivatives, they become subject to initial and daily variation margin collateral postings. When transacting OTC-cleared derivatives, the Company is exposed to credit risk resulting from default of the clearinghouse and/or default of the Futures Commission Merchant (e.g. clearinghouse agent).

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

(a wholly owned subsidiary of New York Life Insurance Company)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

When transacting OTC-bilateral derivatives, the Company is exposed to the potential default of the OTC-bilateral counterparty. The Company deals with highly rated OTC-bilateral counterparties and does not expect them to fail to meet their obligations under the contracts. The Company has controls in place to monitor credit exposures of OTC-bilateral counterparties by limiting transactions within specified dollar limits and continuously assessing the creditworthiness. The Company uses master netting arrangements with OTC-bilateral counterparties and adjusts transaction levels, when appropriate, to minimize risk. The Company’s policy is not to offset the fair value amounts recognized for derivatives executed with the same OTC-bilateral counterparty under the same master netting agreements with the associated collateral.

The following table presents recognized derivative instruments that are subject to enforceable master netting agreements for the years ended December 31, 2013 and 2012 (in millions):

	2013
	Gross Amounts of Recognized Derivative Instruments(1)	Gross Amounts Offset in the Statement of Financial Position	Gross Amounts Presented in the Statement of Financial Position	Gross Amounts not Offset in Statement of Financial Position	Cash Collateral	Securities Collateral	Net Amounts of Recognized Derivative Instruments
Assets	$200	$–	$200	$(130)	$(63)	$(2)	$5
Liabilities	$(388)	$–	$(388)	$130	$230	$–	$(28)

	2012
	Gross Amounts of Recognized Derivative Instruments(1)	Gross Amounts Offset in the Statement of Financial Position	Gross Amounts Presented in the Statement of Financial Position	Gross Amounts not Offset in Statement of Financial Position	Cash Collateral	Securities Collateral	Net Amount of Recognized Derivative Instruments
Assets	$153	$–	$153	$(38)	$(79)	$(22)	$14
Liabilities	$(94)	$–	$(94)	$38	$33	$–	$(23)

(1)

The gross amounts exclude investment income due and accrued, and accrued investment expense on derivatives, which are included in Other assets and Other liabilities, respectively, in the accompanying Consolidated Statement of Financial Position.

To further minimize credit risk under OTC-bilateral derivatives, credit support annexes (“CSA”) are negotiated as part of swap documentation entered into by the Company with OTC-bilateral counterparties. The CSA defines the terms under which collateral is transferred in order to mitigate credit risk arising from “in the money” derivative positions. The CSA requires that an OTC-bilateral counterparty post collateral to secure that portion of its anticipated derivative obligation, taking into account netting arrangements, in excess of a specified threshold. Cash collateral received is typically invested in short-term investments. These agreements also include credit contingent provisions whereby the threshold typically declines on a sliding scale with a decline in the OTC-bilateral counterparties’ rating. In addition, certain of the Company’s contracts contain provisions that require the Company to maintain a specific investment grade credit rating and if the Company’s credit rating were to fall below that specified rating, the counterparty to the derivative instrument could request immediate payout or full collateralization. The aggregate fair value of all OTC-bilateral derivative instruments with credit-risk-related contingent features that are in a net liability position as of December 31, 2013 and 2012 is $256 million and $56 million, respectively, for which the Company has posted collateral with a fair value of $228 million and $33 million, respectively. If the credit contingent features had been triggered as of December 31, 2013 and 2012, the Company estimates that it would have to post additional collateral of $10 million and $0 million, respectively, for a one notch downgrade in the Company’s credit rating but would have to post additional collateral of $28 million and $22 million, respectively, for a downgrade that would trigger full collateralization.

The Company may be exposed to credit-related losses in the event that an OTC-bilateral counterparty fails to perform its obligations under its contractual terms. For contracts with OTC-bilateral counterparties where no netting provisions are specified in the master agreements, in the event of default, credit exposure is limited to the positive fair value of derivatives at the reporting date. Credit exposure to OTC-bilateral counterparties where a

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

(a wholly owned subsidiary of New York Life Insurance Company)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

netting arrangement is in place, in the event of default, is defined as the net fair value, if positive, of all outstanding contracts with each specific OTC-bilateral counterparty. As of December 31, 2013 and December 31, 2012, the Company held collateral for derivatives of $68 million and $104 million, respectively, including $2 million and $26 million, respectively, of securities. Fair value of derivatives in a net asset position, net of collateral, was $5 million and $17 million, respectively at December 31, 2013 and 2012.

The following table presents the notional amount and gross fair value of derivative instruments that are qualifying and designated for hedge accounting, by type of hedge designation, and those that are not designated for hedge accounting (excluding embedded derivatives) at December 31, 2013 and 2012 (in millions).

		2013					2012
		Fair Value(b)					Fair Value(b)
	Primary Risk Exposure	Notional Amount(a)	Asset			Liability	Notional Amount(a)	Asset			Liability
Derivatives designated as hedging:
Cash flow hedges:
Foreign currency swaps	Currency	$181	$		*	$7	$203	$		*	$18
Interest rate swaps	Interest	37		7		–	37		12		–

Total derivatives designated as hedging instruments		218		7		7	240		12		18

Derivatives not designated as hedging:
Corridor options	Interest	10,525		*		–	11,875		*		–
Foreign currency swaps	Currency	851		11		46	209		5		12
Equity options	Equity	648		40		–	648		92		–
Equity Swaps	Equity	29		3		–	23		1		*
Foreign Currency forwards	Currency	23		*		1	–		–		–
Interest rate caps	Interest	17,262		6		–	17,262		4		–
Interest rate swaps	Interest	3,625		96		334	3,673		28		64
Swaptions	Interest	14,660		36		–	17,385		11		–
Credit default swaps:
Buy protection	Credit	–		–		–	12		–		–
Sell protection	Credit	1		–		–	1		–		*

Total derivatives not designated		47,624		192		381	51,088		141		76

Total derivatives		$47,842		$199		$388	$51,328		$153		$94

*	Amounts are less than $1 million.

(a)

Notional amounts of derivative financial instruments provide a measure of involvement in these types of transactions and do not generally represent the amounts exchanged between the parties engaged in the transaction.

(b)

The fair value amounts exclude investment income due and accrued, and accrued investment expense on derivatives, which are included in Other assets and Other liabilities, respectively, in the accompanying Consolidated Statement of Financial Position. Refer to Note 9 — Fair Value Measurements for discussion of valuation methods for derivative instruments.

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

(a wholly owned subsidiary of New York Life Insurance Company)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

Interest Rate Risk Management

The Company enters into various types of interest rate swaps and options primarily to minimize exposure to fluctuations in interest rates on specific assets and liabilities held by the Company.

Interest rate swaps are used by the Company to hedge interest rate risk for both individual and portfolios of assets. Interest rate swaps are agreements with other parties to exchange, at specified intervals, the difference between interest amounts calculated by reference to an agreed notional value. Generally, no cash is exchanged at the onset of the contract and no principal payments are made by either party. A single net payment is usually made by one counterparty at each interest due date. The Company does not act as an intermediary or broker in interest rate swaps.

Interest rate caps and swaptions are entered into by the Company to hedge the disintermediation risk of increasing interest rates on policyholder liability obligations. The Company will receive payments from counterparties should interest rates exceed an agreed upon strike price.

The Company enters into interest rate corridor option to hedge the risk of increasing interest rates on policyholder liabilities. The Company will receive payments from counterparties should an agreed upon interest rate level be reached. Payments will continue to increase under the option contract until an agreed upon interest rate ceiling is reached.

Currency Risk Management

Foreign currency swaps are agreements with other parties to exchange, at specified intervals, principal and interest in one currency for the same in another, at a fixed exchange rate generally set at inception, calculated by reference to an agreed upon notional value. Generally, only principal payments are exchanged at the onset and the end of the contract.

Foreign currency forwards involve the exchange of foreign currencies at a specified future date and at a specified price. No cash is exchanged at the time the agreement is entered into.

The Company enters into foreign currency swaps and foreign currency forwards to protect the value of foreign currency denominated assets, which the Company has acquired or anticipates acquiring from the risk of changes in foreign exchange rates.

Equity Risk Management

The Company uses equity put options and equity swaps to minimize exposure to the market risk associated with guarantees on certain underlying policyholder liabilities. Options require upfront fees paid at the time the agreements are entered into. Equity swaps are agreements between parties to exchange interest payments for an equity return.

Credit Risk Management

The Company enters into credit default swaps (“CDS”) both to buy protection from, and sell protection to a counterparty in the event of a default of a single name reference obligation or a referenced pool of assets.

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

(a wholly owned subsidiary of New York Life Insurance Company)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

Cash Flow Hedges

The following table presents the effects of derivatives in cash flow hedging relationships, for the years ended December 31, 2013, 2012 and 2011 (in millions):

	Gain (Loss) Recognized in OCI (Effective Portion)[1]	Gain (Loss) Reclassified from AOCI into Net Income (Effective Portion)
		Net Investment Gains (Losses)	Net Investment Income
For the year ended 12/31/2013:
Currency swaps	$8	$–	$–
Interest rate contracts	(3)	–	1

Total	$5	$–	$1

For the year ended 12/31/2012:
Currency swaps	$(4)	$–	$(1)
Interest rate contracts	–	–	1

Total	$(4)	$–	$–

For the year ended 12/31/2011:
Currency swaps	$4	$–	$(2)
Interest rate contracts	4	–	1

Total	$8	$–	$(1)

[1]	The amount of gain or loss recognized in OCI is reported as a change in net unrealized investment (losses) gains, a component of AOCI.

In 2013, 2012 and 2011, there were no instances in which the Company discontinued cash flow hedge accounting because the forecasted transactions did not occur on the anticipated date or in the additional time period permitted under the authoritative guidance on derivatives and hedging.

There were no hedged forecasted transactions, other than the receipt or payment of variable interest payments.

The assessment of effectiveness for the year ended December 31, 2013, 2012 and 2011 did not exclude any gains or losses on designated hedges.

Presented below is a rollforward of the components of AOCI, before taxes, related to cash flow hedges (in millions):

	2013	2012	2011
Balance, beginning of year	$(7)	$(3)	$(12)
Gains (losses) deferred in OCI on the effective portion of cash flow hedges	5	(4)	8
Losses (gains) — reclassified to net income	(1)	–	1

Balance, end of year	$(3)	$(7)	$(3)

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

(a wholly owned subsidiary of New York Life Insurance Company)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

At December 31, 2013, losses of $2 million on derivatives in AOCI are expected to be reclassified to earnings within the next 12 months.

Derivatives Not Designated

The Company has derivative instruments that are not designated or do not qualify for hedge accounting treatment. The following table provides the amount of gains and losses on derivative instruments not designated for hedging accounting is reported in Net investment (losses) gains in the accompanying Consolidated Statement of Operations for the years ended December 31, 2013, 2012 and 2011 (in millions):

	Gain (Loss) Recognized in Income
	2013		2012	2011
Corridor options	$	*	$(3)	$(24)
Foreign currency swaps		(22)	(6)	6
Equity options		(52)	(23)	23
Equity swaps		5	1	(1)
Foreign currency forwards		(1)	*	(1)
Futures		–	*	*
Interest rate caps		2	(13)	(45)
Interest rate swaps		(183)	(30)	(1)
Swaptions		3	(36)	(101)
Credit default swaps
Buy protection		*	(1)	*
Sell protection		*	*	*

Total		$(248)	$(111)	$(144)

*	Recognized loss is less than $1 million.

Credit Derivative Written

The Company enters into credit default swaps (“CDS”) both to buy protection from, and sell protection to a counterparty in the event of default of a single name referenced obligation. As of December 31, 2013, all of the underlying referenced obligations of the CDS in which the Company is selling protection are investment grade. The single name CDS contracts, in which the Company is selling protection, mature within 2 years. The maximum amount the Company would be required to pay under swaps in which credit protection was sold, assuming all referenced obligations default at a total loss without recoveries, would be $1 million at December 31, 2013 and 2012. The market value of swaps for credit protection sold was less than $1 million at December 31, 2013 and 2012.

Embedded Derivatives

The Company has certain embedded derivatives that are required to be separated from their host contracts and accounted for as derivatives. As of December 31, 2013 and 2012, there were no embedded derivatives that could not be separated from their host contracts.

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

(a wholly owned subsidiary of New York Life Insurance Company)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

The following table presents the fair value amounts of the Company’s embedded derivatives at December 31, 2013 and 2012 (in millions):

	Statement of Financial Position Location	Fair Value
		2013	2012
Embedded derivatives in asset host contracts:
Other[1]	Amounts recoverable from reinsurers	$1	$14
Embedded derivatives in liability host contracts:
GMAB[1]	Policyholders’ account balances	$69	$405

[1]	For further information on these embedded derivatives refer to Note 9 — Fair Value Measurements.

The following table presents the changes in fair value related to embedded derivatives for the years ended December 31, 2013, 2012 and 2011 (in millions):

	2013	2012	2011
Net revenue from reinsurance	$(13)	$(1)	$(33)
Interest credited to policyholders’ account balances	$(362)	$(87)	$239

NOTE 8 — SEPARATE ACCOUNTS

Separate Accounts Registered with the SEC

The Company maintains separate accounts, which are registered with the SEC, for its variable deferred annuity and variable life products with assets of $24,686 million and $20,197 million at December 31, 2013 and 2012, respectively. The assets of these separate accounts, which are carried at fair value, represent investments in shares of the New York Life sponsored MainStay VP Funds Trust and other non-proprietary funds.

Separate Accounts Not Registered with the SEC

The Company also maintains separate accounts, which are not registered with the SEC, with assets of $1,748 million and $1,441 million at December 31, 2013 and 2012, respectively. The assets in these separate accounts are comprised investments in MainStay VP Funds Trust, non-proprietary mutual funds and limited partnerships. The assets in these separate accounts are carried at fair value.

Refer to Note 12 — Policyholders’ Liabilities, for information regarding separate accounts with contractual guarantees for guaranteed minimum death benefits (GMDB), guaranteed minimum accumulation benefits (GMAB) and guaranteed future income benefits (GFIB).

NOTE 9 — FAIR VALUE MEASUREMENTS

Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The authoritative guidance around fair value establishes a framework for measuring fair value that includes a hierarchy used to classify the inputs used in measuring fair value. The hierarchy prioritizes the inputs to valuation techniques used to measure fair value into three levels. The level in the fair value hierarchy within which the fair value measurement falls is determined based on the lowest level input that is significant to the fair value measurement.

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

(a wholly owned subsidiary of New York Life Insurance Company)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

The levels of the fair value hierarchy are based on the inputs to the valuation as follows:

Level 1	Fair value is based on unadjusted quoted prices for identical assets or liabilities in an active market. Active markets are defined as a market in which many transactions occur with sufficient frequency and volume to provide pricing information on an ongoing basis.
Level 2	Observable inputs other than Level 1 prices, such as quoted prices for similar assets or liabilities; quoted prices in markets that are not active, or other model driven inputs that are observable or can be corroborated by observable market data for substantially the full term of the assets or liabilities. Valuations are generally obtained from third-party pricing services for identical or comparable assets or liabilities or through the use of valuation methodologies using observable market inputs.
Level 3	Instruments whose values are based on prices or valuation techniques that require inputs that are both unobservable and significant to the overall fair value measurement. These inputs reflect management’s own assumptions in pricing the asset or liability. Pricing may also be based upon broker quotes that do not represent an offer to transact. Prices are determined using valuation methodologies such as option pricing models, discounted cash flow models and other similar techniques. Non-binding broker quotes, which are utilized when pricing service information is not available, are reviewed for reasonableness based on the Company’s understanding of the market, and are generally considered Level 3. To the extent the internally developed valuations use significant unobservable inputs, they are classified as Level 3.

Determination of Fair Value

The Company has an established and well-documented process for determining fair value. Security pricing is applied using a hierarchy approach whereby publicly available prices are first sought from nationally recognized third-party pricing services. For most private placement securities, the Company applies a matrix-based pricing methodology, which uses spreads derived from third party benchmark bond indices. For private placement securities that cannot be priced through these processes, the Company uses internal models and calculations. All other securities are submitted to independent brokers for prices. The Company performs various analyses to ascertain that the prices represent fair value. Examples of procedures performed include, but are not limited to, back testing recent trades, monitoring of trading volumes, and performing variance analysis of monthly price changes using different thresholds based on asset type. The Company also performs an annual review of all third-party pricing services. During this review, the Company obtains an understanding of the process and sources used by the pricing service to ensure that they maximize the use of observable inputs, the pricing service’s frequency of updating prices, and the controls that the pricing service uses to ensure that their prices reflect market assumptions. The Company also selects a sample of securities and obtains a more detailed understanding from each pricing service regarding how they derived the price assigned to each security. Where inputs or prices do not reflect market participant assumptions, the Company will challenge these prices and apply different methodologies that will enhance the use of observable inputs and data. The Company may use non-binding broker quotes or internal valuations to support the fair value of securities which go through this formal price challenge process. At December 31, 2013, the Company challenged the price it received from third-party pricing services on securities with a book value of $140 million and a market value of $146 million. The number of price challenges at December 31, 2012 was insignificant.

In addition, the Company has a pricing committee that provides oversight over the Company’s prices and fair value process for securities. The committee is comprised of representatives from the Company’s Investment Management group, Controller’s, Compliance and Security Operations. The committee meets quarterly and is responsible for the review and approval of the Company’s valuation procedures. The committee is also responsible for the review of pricing exception reports as well as the review of significant inputs used in the valuation of assets that are valued internally.

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

(a wholly owned subsidiary of New York Life Insurance Company)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

The following tables represent the balances of assets and liabilities measured at fair value on a recurring basis as of December 31, 2013 and 2012 (in millions):

	2013
	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Fixed maturities — available-for-sale:
U.S. Treasury	$–	$877	$–	$877
U.S. government corporations and agencies	–	1,445	24	1,469
U.S. agency mortgage-backed and asset-backed securities	–	15,681	111	15,792
Foreign governments	–	621	8	629
U.S. corporate	–	30,358	249	30,607
Foreign corporate	–	11,100	31	11,131
Non-agency residential mortgage-backed securities	–	2,015	58	2,073
Non-agency commercial mortgage-backed securities	–	4,821	133	4,954
Non-agency asset-backed securities	–	2,970	1,041	4,011

Total fixed maturities — available-for-sale	–	69,888	1,655	71,543

Fixed maturities — trading
U.S agency mortgage-backed and asset-backed securities	–	4	–	4
U.S. corporate	–	69	–	69
Foreign corporate	–	311	–	311
Non-agency residential mortgage-backed securities	–	18	–	18
Non-agency commercial mortgage-backed securities	–	24	–	24
Non-agency asset-backed securities	–	65	6	71

Total fixed maturities — trading	–	491	6	497

Equity securities — available-for-sale
Common stock	109	–	2	111
Non-redeemable preferred stock	–	1	–	1

Total equity securities — available-for-sale	109	1	2	112

Equity securities — trading
Common stock	435	–	1	436
Mutual funds	11	–	–	11

Total equity securities — trading	446	–	1	447

Derivative assets	–	196	3	199
Securities purchased under agreements to resell	–	101	–	101
Other invested assets	–	14	–	14
Cash equivalents	–	475	–	475
Short-term investments	–	56	–	56
Amounts recoverable from reinsurers	–	–	1	1
Separate account assets[1]	25,974	216	244	26,434

Total assets accounted for at fair value on a recurring basis	$26,529	$71,438	$1,912	$99,879

Policyholders’ account balances[2]	$–	$–	$69	$69
Derivative liabilities	–	388	–	388

Total liabilities accounted for at fair value on a recurring basis	$–	$388	$69	$457

[1]	Separate account liabilities are not included above, as they are reported at contract value in accordance with the Company’s policy (refer to Note 3 — Significant Accounting Policies).

[2]	Policyholders’ account balances represent embedded derivatives bifurcated from host contracts.

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

(a wholly owned subsidiary of New York Life Insurance Company)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

	2012
	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Fixed maturities — available-for-sale:
U.S. Treasury	$–	$945	$–	$945
U.S. government corporations and agencies	–	1,738	40	1,778
U.S. agency mortgage-backed and asset-backed securities	–	16,897	36	16,933
Foreign governments	–	815	10	825
U.S. corporate	–	29,515	169	29,684
Foreign corporate	–	10,419	25	10,444
Non-agency residential mortgage-backed securities	–	2,472	99	2,571
Non-agency commercial mortgage-backed securities	–	4,948	2	4,950
Non-agency asset-backed securities	–	3,304	754	4,058

Total fixed maturities — available-for-sale	–	71,053	1,135	72,188

Fixed maturities — trading
Non-agency residential mortgage-backed securities	–	25	–	25
Non-agency commercial mortgage-backed securities	–	22	–	22
Non-agency asset-backed securities	–	78	1	79

Total fixed maturities — trading	–	125	1	126

Equity securities — available-for-sale
Common stock	115	–	4	119
Non-redeemable preferred stock	–	1	–	1
Mutual Funds	10	–	–	10

Total equity securities — available-for-sale	125	1	4	130

Equity securities — trading
Common stock	77	–	2	79

Total equity securities — trading	77	–	2	79

Derivative assets	–	152	1	153
Securities purchased under agreements to resell	–	59	–	59
Other invested assets	–	16	11	27
Cash equivalents	–	480	–	480
Short-term investments	–	30	–	30
Amounts recoverable from reinsurers	–	–	14	14
Separate account assets[1]	21,228	232	178	21,638

Total assets accounted for at fair value on a recurring basis	$21,430	$72,148	$1,346	$94,924

Policyholders’ account balances[2]	$–	$–	$405	$405
Derivative liabilities	–	94	–	94

Total liabilities accounted for at fair value on a recurring basis	$–	$94	$405	$499

[1]	Separate account liabilities are not included above, as they are reported at contract value in accordance with the Company’s policy (refer to Note 3 — Significant Accounting Policies).

[2]	Policyholders’ account balances represent embedded derivatives bifurcated from host contracts.

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

(a wholly owned subsidiary of New York Life Insurance Company)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

The following represents a summary of significant valuation techniques for assets and liabilities used to determine fair value, as well as the general classification of such instruments in the valuation hierarchy.

Fixed maturities available for sale and trading securities

Level 1 securities are comprised of certain foreign fixed income securities. Valuation of these securities is based on unadjusted quoted prices in active markets that are readily and regularly available.

Securities priced using a pricing service are generally classified as Level 2. The pricing service generally uses a discounted cash flow model or market approach to determine fair value on public securities. Typical inputs used by these pricing services include, but are not limited to: benchmark yields, reported trades, issuer spreads, bids, offers, benchmark securities, estimated cash flows and prepayment speeds.

Private placement securities are primarily priced using a matrix-based pricing methodology, which uses spreads derived from third-party benchmark bond indices. Specifically, the Barclays Credit Index is used for investment-grade securities and the Citi High Yield Cash Index is used for below investment-grade securities. These indices are two widely recognizable, reliable and well regarded benchmarks by participants in the financial industry, which represents the broader U.S. public bond markets. The spreads derived from each matrix are adjusted for liquidity. The liquidity premium is usually derived from observable market transactions.

Certain private placement securities that cannot be priced using the matrix pricing described above, are priced by an internally developed discounted cash flow model or are priced based on internal calculations. The model uses observable inputs with a discount rate based off spreads of comparable public bond issues, adjusted for liquidity, rating and maturity. The Company assigns a credit rating for private placement securities based upon internal analysis. The liquidity premium is based upon observable market transactions, while the maturity and rating adjustments are based upon data obtained from Bloomberg. These securities are classified as Level 2.

For some of the private placement securities priced through the matrix or model, the liquidity adjustments may not be based on market data, but rather, calculated internally. If the impact of the liquidity adjustment, which usually requires the most judgment, is not significant to the overall value of the security, the security is still classified as Level 2. If it is deemed to be significant, the security is classified as Level 3.

The valuation techniques for most Level 3 bonds are generally the same as those described in Level 2. However, if the investments are less liquid or are lightly traded, there is generally less observable market data, and therefore these investments will be classified as Level 3. Circumstances where observable market data are not available may include events such as market illiquidity and credit events related to the security. In addition, certain securities are priced based upon internal valuations using significant unobservable inputs. If a security could not be priced by a third party vendor or through internal pricing models, broker quotes are received and reviewed by each investment analyst. These inputs may not be observable. Therefore, Level 3 classification is determined to be appropriate.

Equity securities

Securities valued using unadjusted quoted prices in active markets that are readily and regularly available are classified as Level 1. Those securities valued using a market approach in which market quotes are available but are not considered actively traded are classified as Level 2. Securities priced through an internal valuation where significant inputs are deemed to be unobservable, which includes securities of a government organization, are classified as Level 3.

Securities purchased under agreements to resell

Due to the short-term nature (generally one month) of this investment, the asset’s carrying value approximates fair value. These investments are classified as Level 2.

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

(a wholly owned subsidiary of New York Life Insurance Company)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

Derivative assets and liabilities

The fair value of derivative instruments is generally derived using valuation models, except for derivatives, which are either exchange-traded, or the fair value is derived using broker quotations. Where valuation models are used, the selection of a particular model depends upon the contractual terms of, and specific risks inherent in the instrument, as well as the availability of pricing information in the market. The Company generally uses similar models to value similar instruments. Valuation model inputs include contractual terms, yield curves, foreign exchange rates, equity prices, credit curves, measures of volatility, non-performance risk and other factors. Exchange-traded derivatives are valued using quoted prices in an active market and are classified as Level 1. OTC derivatives that trade in liquid markets, such as currency forwards, swaps and options, where model inputs are observable for substantially the full term, are classified as Level 2. Derivatives that are valued based upon models with any significant unobservable market inputs or inputs from less actively traded markets, or where the fair value is solely derived using broker quotations, are classified as Level 3.

Valuations of OTC-bilateral derivatives are adjusted for non-performance risk. The Company uses default estimates implied by CDS spreads on senior obligations of the counterparty in order to provide an objective basis for such estimates. When in a liability position, the Company uses its own medium term note spread to estimate the default rate. The non-performance risk adjustment is applied only to the uncollateralized portion of the OTC-bilateral derivative assets and liabilities. OTC-bilateral derivative contracts are executed under master netting agreements with counterparties with a CSA, which is a bilateral ratings-sensitive agreement that requires collateral postings at established credit threshold levels. These agreements protect the interests of the Company and its counterparties should either party suffer a credit-rating deterioration. The vast majority of the Company’s derivative agreements are with highly rated major international financial institutions.

Short term investments

For certain short term investments, amortized cost is used as the best estimate of fair value, and they are classified as Level 2.

Other invested assets

Level 2 assets represent surplus note investments, priced by a third-party pricing service, where the inputs to the valuation are deemed to be observable. Level 3 assets represent residual interests of securitizations, priced by a third-party pricing service, where inputs to the valuation are deemed to be unobservable.

Cash equivalents

These include money market funds, treasury bills, commercial paper and other highly liquid instruments. The money market funds are classified as Level 1, because their value is based on unadjusted quoted prices in active markets that are readily and regularly available. All the other instruments are classified as Level 2 because they are generally not traded in active markets. However, their fair value is based on observable inputs. The prices are either obtained from a pricing vendor or amortized cost is used as the best estimate of fair value.

Separate account assets

Assets within the separate account are primarily invested in equities and fixed maturities. The fair value of investments in the separate accounts is calculated using the same procedures as are used for equities and fixed maturities in the general account.

The separate account also invests in limited partnerships and hedge funds. These investments are valued based on the latest net asset value (NAV) received. When the hedge fund can be redeemed at NAV, at the measurement date, or in the near-term (generally 90 days or less) it is classified as Level 2.

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

(a wholly owned subsidiary of New York Life Insurance Company)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

The following table provides further information about the Level 2 hedge funds in which the separate accounts invest in (in millions):

		2013
Category of Investment	Investment Strategy	Fair Value Determined Using NAV	Unfunded Commitments	Redemption Frequency	Redemption Notice Period
Hedge Fund	Multi-strategy	$216	–	Quarterly, Monthly	90 days or less

		2012
Category of Investment	Investment Strategy	Fair Value Determined Using NAV	Unfunded Commitments	Redemption Frequency	Redemption Notice Period
Hedge Fund	Multi-strategy	$232	–	Quarterly, Monthly	90 days or less

Limited Partnership and hedge fund investments that are restricted with respect to transfer or withdrawal of greater than 90 days are classified as Level 3. The following tables provide further information about these investments (in millions):

		2013
Category of Investment	Investment Strategy	Fair Value Determined Using NAV	Unfunded Commitments	Redemption Frequency	Redemption Notice Period
Hedge Fund	Multi-strategy	$244	–	Annual, Semi-annual, Quarterly	More than 90 days

		2012
Category of Investment	Investment Strategy	Fair Value Determined Using NAV	Unfunded Commitments	Redemption Frequency	Redemption Notice Period
Hedge Fund	Multi-strategy	$178	–	Annual, Semi-annual, Quarterly	More than 90 days

Policyholders’ account balances

Policyholders’ account balances consist of embedded derivatives bifurcated from the GMAB contracts.

The fair values of GMAB liabilities are calculated as the present value of future expected payments to customers less the present value of assessed or imputed rider fees attributable to the embedded derivative feature. This methodology could result in either a liability or contra-liability balance, given changing capital market conditions and various policyholder behavior assumptions. The expected cash flows are discounted using the treasury rate plus a spread based upon the Company’s medium term notes. The spread reflects the market’s perception of the Company’s non-performance risk. Since there is no observable active market for the transfer of these obligations, the valuations are calculated using internally developed models. Significant inputs to these models include capital market assumptions, such as interest rate, equity market and implied volatility assumptions, as well as various policyholder behavior assumptions that are actuarially determined, including lapse rates, benefit utilization rates, mortality rates and withdrawal rates. These assumptions are reviewed at least annually, and updated based upon historical experience. Since many of the assumptions utilized are unobservable and are considered to be significant inputs to the liability valuation, the liability included in policyholders’ account balances has been reflected within Level 3 in the fair value hierarchy.

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

(a wholly owned subsidiary of New York Life Insurance Company)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

Valuation Process for Fair Value Measurements Categorized within Level 3

For a description of the Company’s valuation processes and controls, refer to the “Determination of Fair Value” section above.

Level 3 Assets and Liabilities by Price Source

The following tables present the balances of Level 3 assets and liabilities measured at fair value with their corresponding pricing sources as of December 31, 2013 and 2012 (in millions):

	2013
	Internal[1]	External[2]	Total
Fixed maturities — available-for-sale
U.S. government corporations and agencies	$–	$24	$24
U.S. agency mortgage-backed and asset-backed securities	1	110	111
Foreign governments	–	8	8
U.S. corporate	36	213	249
Foreign corporate	–	31	31
Non-agency residential mortgage-backed securities	–	58	58
Non-agency commercial mortgage-backed securities	78	55	133
Non-agency asset-backed securities	85	956	1,041

Total fixed maturities — available-for-sale	200	1,455	1,655

Fixed maturities — trading
Non-agency asset-backed securities	–	6	6

Total fixed maturities — trading	–	6	6

Equity securities
Common stock	2	1	3

Total equity securities	2	1	3

Derivative assets	–	3	3
Amounts recoverable from reinsurance	1	–	1
Separate account assets	–	244	244

Total assets accounted for at fair value on a recurring basis	$203	$1,709	$1,912

Policyholders’ account balances	$69	$–	$69

Total liabilities accounted for at fair value on a recurring basis	$69	$–	$69

[1]	Represents valuations reflecting both internally-derived and market inputs, as well as third-party pricing information where pricing inputs that are deemed to be unobservable.

[2]	Primarily represents independent non-binding broker quotes where pricing inputs are not readily available.

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

(a wholly owned subsidiary of New York Life Insurance Company)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

	2012
	Internal[1]	External[2]	Total
Fixed maturities — available-for-sale
U.S. government corporations and agencies	$–	$40	$40
U.S. agency mortgage-backed and asset-backed securities	–	36	36
Foreign governments	–	10	10
U.S. corporate	20	149	169
Foreign corporate	–	25	25
Non-agency residential mortgage-backed securities	–	99	99
Non-agency commercial mortgage-backed securities	–	2	2
Non-agency asset-backed securities	92	662	754

Total fixed maturities — available-for-sale	112	1,023	1,135

Fixed maturities — trading
Non-agency asset-backed securities	–	1	1

Total fixed maturities — trading	–	1	1

Equity securities
Common stock	2	4	6

Total equity securities	2	4	6

Derivative assets	–	1	1
Other invested assets	–	11	11
Amounts recoverable from reinsurance	14	–	14
Separate account assets	–	178	178

Total assets accounted for at fair value on a recurring basis	$128	$1,218	$1,346

Policyholders’ account balances	$405	$–	$405

Total liabilities accounted for at fair value on a recurring basis	$405	$–	$405

[1]	Represents valuations reflecting both internally-derived and market inputs, as well as third-party pricing information where pricing inputs that are deemed to be unobservable.

[2]	Primarily represents independent non-binding broker quotes where pricing inputs are not readily available.

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

(a wholly owned subsidiary of New York Life Insurance Company)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

Quantitative Information Regarding Internally — Priced Level 3 Assets and Liabilities

The following tables present quantitative information on significant internally priced Level 3 assets and liabilities as of December 31, 2013 and 2012 (in millions):

	2013
	Fair Value	Valuation Techniques	Unobservable Input	Range (Weighted Average)
Assets:
U.S. corporate	$36	Discounted Cash Flow	Discount Rate	2.7% – 7.1%(5.5%)
Non-agency asset-backed securities	$85	Discounted Cash Flow	Discount Rate	4.7% – 7.4%(6.7%)
Non-agency commercial mortgage-backed securities	$78	Discounted Cash Flow	Discount Rate	4.1% – 8.8%(2.8%)
Liabilities:
Policyholders’ account balances	$69	Discounted Cash Flow	Discount Rate	0.3% – 6.8%
			Equity Returns	0.3% – 10.1%
			Equity Volatility Curve	16.5% – 57.9%
			Lapse Rate	0.5% – 20%
			Mortality Rate	0.1% to 38.9%
			Utilization Rate	10% – 100%
			Withdrawal Rate	3.30%

	2012
	Fair Value	Valuation Techniques	Unobservable Input	Range (Weighted Average)
Assets:
U.S. corporate	$20	Discounted Cash Flow	Discount Rate	1.1% – 4.3%(2.7%)
Non-agency asset-backed securities	$92	Discounted Cash Flow	Discount Rate	3.3% – 5.6%(3.7%)
Liabilities:
Policyholders’ account balances	$405	Discounted Cash Flow	Discount Rate	0.2% – 8.4%
			Equity Returns	0.2% – 7.6%
			Equity Volatility Curve	3% – 40%
			Lapse Rate	0.5% – 20%
			Mortality Rate	0.04% – 40.00%
			Utilization Rate	10% – 100%
			Withdrawal Rate	2.50%

The following is a description of the sensitivity to changes in unobservable inputs of the estimated fair value of the Company’s Level 3 assets included above, for which we have access to the valuation inputs, as well as the sensitivity to changes in unobservable inputs of the Level 3 assets that are valued based on external pricing information.

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

(a wholly owned subsidiary of New York Life Insurance Company)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

U.S. corporate securities

Most corporate securities are valued using a discounted cash flow analysis based on the expected cash flows of each security. The most significant unobservable input to the valuation is the discount rate as it usually includes spread adjustments. Significant spread widening would decrease the value of these securities. The opposite effect would occur if spreads tightened significantly. Default rates are also a component of the valuation. If expected default rates on these securities significantly increase, the fair value will decrease, with the opposite being true for significant decreases in default rates.

Non-agency residential mortgage-backed, commercial mortgage-backed and asset-backed securities

These securities are mainly valued using discounted cash flow models. Significant spread widening, spread tightening and increases and decreases in default rates will have the same impact on the fair values of these securities as described above under U.S. corporate securities. Significant increases in loss severity assumptions will decrease the estimated fair value of these securities with the opposite being true for decreases in expected loss severities.

Policyholders’ account balances

Policyholders’ account balances consist of embedded derivatives bifurcated from host contracts, which represent the embedded derivatives for GMAB contracts.

The fair values of GMAB liabilities are calculated as the present value of future expected payments to customers, less the present value of assessed rider fees attributable to the embedded derivative feature. Generally, higher (lower) equity returns will result in lower (higher) fair value liability, while higher (lower) implied volatility assumptions will result in higher (lower) fair value liability.

Transfers between levels

Transfers between levels may occur due to changes in valuation sources or changes in the availability of market observable inputs, which generally are caused by changes in market conditions such as liquidity, trading volume or bid-ask spreads. The Company’s policy is to assume the transfer occurs at the beginning of the period.

Transfers between Levels 1 and 2

Periodically, the Company has transfers between Level 1 and Level 2 for assets and liabilities.

Transfers between Levels 1 and 2 were not significant during the twelve months ended December 31, 2013, 2012 and 2011.

Transfers into and out of Level 3

The Company’s basis for transferring assets and liabilities into and/or out of Level 3 is based on the changes in the observability of data.

Assets and liabilities are transferred into Level 3 when a significant input cannot be corroborated with market observable data. This occurs when market activity decreases significantly and underlying inputs cannot be observed, current prices are not available, and/or when there are significant variances in quoted prices, thereby affecting transparency. Assets and liabilities are transferred out of Level 3 when circumstances change such that a significant input can be corroborated with market observable data. This may be due to a significant increase in market activity, a specific event, or one or more significant input(s) becoming observable.

During the years ended December 31, 2013 and 2012, the Company transferred $91 million and $175 million, respectively, of securities into Level 3 consisting of fixed maturities available-for-sale securities

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

(a wholly owned subsidiary of New York Life Insurance Company)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

and separate account assets in 2013 and fixed maturities available-for-sale securities, other invested assets and separate account assets in 2012. The transfers into Level 3 related to fixed maturities available-for-sale securities were primarily due to unobservable inputs utilized within valuation methodologies and the use of broker quotes (that could not be validated) when previously, information from third-party pricing services (that could be validated) was utilized. For the separate account assets, transfers into Level 3 are related to limited partnership investments that are restricted with respect to transfers or withdrawals.

Transfers out of Level 3 of $258 million and $456 million during the years ended December 31, 2013, and 2012, respectively, were primarily due to significant increases in market activity, or one or more significant input(s) becoming observable for fixed maturities available-for-sale, equity securities available-for-sale and other invested assets in 2013 and fixed maturities available-for-sale securities and separate account assets in 2012.

The following tables present a reconciliation of all Level 3 assets and liabilities for the years ended December 31, 2013, 2012 and 2011 (in millions):

	2013
	U.S. Government Corporations and Agencies	U.S. Agency Mortgage- Backed and Asset- Backed Securities	Foreign Governments	U.S. Corporate	Foreign Corporate	Non- Agency Residential Mortgage- Backed Securities
Changes in fair value of Level 3 assets and liabilities
Fair value, beginning of year	$40	$36	$10	$169	$25	$99
Total gains (losses) (realized/unrealized):
Included in earnings
Net investment gains (losses)	–	–	–	–	(3)	1
Net investment income[1]	–	–	–	–	–	–
Other comprehensive income	(1)	(5)	(1)	(4)	4	(2)
Purchases	–	103	–	130	11	–
Sales	–	(10)	–	(27)	(5)	–
Settlements	–	(4)	(1)	(24)	(1)	(42)
Transfers into Level 3[2]	–	7	–	59	–	2
Transfers (out of) Level 3[2]	(15)	(16)	–	(54)	–	–

Fair value, end of year	$24	$111	$8	$249	$31	$58

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

(a wholly owned subsidiary of New York Life Insurance Company)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

	Non- Agency Commercial Mortgage- Backed Securities	Non- Agency Asset- Backed Securities	Total Fixed Maturities- Available- for-Sale	Non- Agency Asset- Backed Securities	Total Fixed Maturities- Trading	Common Stock- Available- for-Sale
Changes in fair value of Level 3 assets and liabilities
Fair value, beginning of year	$2	$754	$1,135	$1	$1	$4
Total gains (losses) (realized/unrealized):
Included in earnings
Net investment gains (losses)	(1)	(2)	(5)	6	6	1
Net investment income[1]	–	2	2	–	–	–
Other comprehensive income	(4)	(9)	(22)	–	–	(1)
Purchases	143	620	1,007	–	–	–
Sales	–	(2)	(44)	–	–	(2)
Settlements	(6)	(162)	(240)	(1)	(1)	–
Transfers into Level 3[2]	1	–	69	–	–	–
Transfers (out of) Level 3[2]	(2)	(160)	(247)	–	–	–

Fair value, end of year	$133	$1,041	$1,655	$6	$6	$2

	Common Stock- Trading	Total Equity Securities	Derivatives	Other Invested Assets	Amounts Recoverable from Reinsurers	Separate Account Assets	Total Assets
Changes in fair value of Level 3 assets and liabilities
Fair value, beginning of year	$2	$6	$1	$11	$14	$178	$1,346
Total gains (losses) (realized/unrealized):
Included in earnings
Net investment gains (losses)	(1)	–	2	–	–	19	22
Net investment income[1]	–	–	–	–	–	–	2
Other comprehensive income	–	(1)	–	–	(13)	–	(36)
Purchases	–	–	–	–	–	31	1,038
Sales	–	(2)	–	–	–	(6)	(52)
Settlements	–	–	–	–	–	–	(241)
Transfers into Level 3[2]	–	–	–	–	–	22	91
Transfers (out of) Level 3[2]	–	–	–	(11)	–	–	(258)

Fair value, end of year	$1	$3	$3	$–	$1	$244	$1,912

[1]	Net investment income/loss includes amortization of discount and premium on fixed maturities.

[2]	Transfers into or out of Level 3 are reported at the value as of beginning of the period.

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

(a wholly owned subsidiary of New York Life Insurance Company)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

	2013
	Policyholders’ Account Balances	Total Liabilities
Changes in fair value of Level 3 assets and liabilities
Fair value, beginning of year	$405	$405
Total (gains) losses (realized/unrealized):
Included in earnings
Interest credited to policyholders’ account balances	(362)	(362)
Purchases	26	26

Fair value, end of year	$69	$69

	2012
	U.S. Government Corporations and Agencies	U.S. Agency Mortgage- Backed and Asset- Backed Securities	Foreign Governments	U.S. Corporate	Foreign Corporate	Non- Agency Residential Mortgage-Backed Securities
Changes in fair value of Level 3 assets and liabilities
Fair value, beginning of year	$6	$84	$10	$210	$128	$189
Total gains (losses) (realized/unrealized):
Included in earnings
Net investment gains (losses)	–	–	–	(3)	(2)	–
Net investment income[1]	–	–	–	–	–	–
Net revenue from reinsurance	–	–	–	–	–	(1)
Other comprehensive income	1	–	1	4	–	1
Purchases	40	1	–	38	1	–
Sales	–	–	–	(12)	(2)	–
Settlements	–	(7)	–	(48)	(3)	(89)
Transfers into Level 3[2]	–	–	(1)	21	–	–
Transfers (out of) Level 3[2]	(7)	(42)	–	(41)	(97)	(1)

Fair value, end of year	$40	$36	$10	$169	$25	$99

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

(a wholly owned subsidiary of New York Life Insurance Company)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

	Non- Agency Commercial Mortgage- Backed Securities	Non- Agency Asset- Backed Securities	Other Fixed Maturities Securities	Total Fixed Maturities- Available- for-Sale	Non- Agency Asset- Backed Securities	Total Fixed Maturities- Trading	Common Stock- Available- for-Sale
Changes in fair value of Level 3 assets and liabilities
Fair value, beginning of year	$–	$508	$–	$1,135	$17	$17	$2
Total gains (losses) (realized/unrealized):
Included in earnings
Net investment gains (losses)	–	2	2	(1)	–	–	–
Net investment income[1]	–	3	–	3	–	–	–
Net revenue from reinsurance	–	–	–	(1)	–	–	–
Other comprehensive income (loss)	–	14	(3)	18	–	–	2
Purchases	–	491	3	574	1	1	–
Sales	–	(11)	(2)	(27)	(17)	(17)	–
Settlements	–	(82)	–	(229)	–	–	–
Transfers into Level 3[2]	2	73	–	95	–	–	–
Transfers (out of) Level 3[2]	–	(244)	–	(432)	–	–	–

Fair value, end of year	$2	$754	$–	$1,135	$1	$1	$4

	Non- Redeemable Preferred Stock	Common Stock- Trading	Total Equity Securities	Derivatives	Other Invested Assets	Amounts Recoverable from Reinsurers	Separate Account Assets	Total Assets
Changes in fair value of Level 3 assets and liabilities
Fair value, beginning of year	$3	$2	$7	$–	$–	$15	$150	$1,324
Total gains (losses) (realized/unrealized):
Included in earnings
Net investment gains (losses)	–	–	–	1	1	–	(14)	(13)
Net investment income[1]	–	–	–	–	–	–	–	3
Net revenue from reinsurance	–	–	–	–	–	–	–	(1)
Other comprehensive income (loss)	–	–	2	–	–	(1)	–	19
Purchases	–	–	–	–	–	–	27	602
Sales	–	–	–	–	–	–	(31)	(75)
Settlements	(3)	–	(3)	–	–	–	–	(232)
Transfers into Level 3[2]	–	–	–	–	10	–	70	175
Transfers (out of) Level 3[2]	–	–	–	–	–	–	(24)	(456)

Fair value, end of year	$–	$2	$6	$1	$11	$14	$178	$1,346

[1]	Net investment income/loss includes amortization of discount and premium on fixed maturities.

[2]	Transfers into or out of Level 3 are reported at the value as of beginning of the period.

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

(a wholly owned subsidiary of New York Life Insurance Company)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

	2012
	Policyholders’ Account Balances	Total Liabilities
Changes in fair value of Level 3 assets and liabilities
Fair value, beginning of year	$470	$470
Total (gains) losses (realized/unrealized):
Included in earnings
Interest credited to policyholders’ account balances	(87)	(87)
Purchases	22	22

Fair value, end of year	$405	$405

	2011
	U.S. Government Corporations and Agencies	U.S. Agency Mortgage- Backed and Asset- Backed Securities	Foreign Governments	U.S. Corporate	Foreign Corporate	Non- Agency Residential Mortgage- Backed Securities
Changes in fair value of Level 3 assets and liabilities
Fair value, beginning of year	$6	$655	$11	$144	$82	$352
Total gains (losses) (realized/unrealized):
Included in earnings
Net investment gains (losses)	–	–	–	(8)	(5)	–
Net investment income[1]	–	–	–	–	–	(1)
Other comprehensive income (loss)	–	4	–	(10)	(5)	4
Purchases	–	82	–	74	4	–
Sales	–	(22)	–	(6)	(26)	–
Settlements	–	(1)	(1)	(21)	(4)	(166)
Transfers into Level 3[2]	–	–	–	60	83	–
Transfers (out of) Level 3[2]	–	(634)	–	(23)	(1)	–

Fair value, end of year	$6	$84	$10	$210	$128	$189

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

(a wholly owned subsidiary of New York Life Insurance Company)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

	Non- Agency Commercial Mortgage- Backed Securities	Non- Agency Asset- Backed Securities	Total Fixed Maturities- Available- for-Sale	Non- Agency Asset- Backed Securities	Total Fixed Maturities- Trading	Common Stock- Available- for-Sale
Changes in fair value of Level 3 assets and liabilities
Fair value, beginning of year	$3	$657	$1,910	$19	$19	$3
Total gains (losses) (realized/unrealized):
Included in earnings
Net investment gains (losses)	–	1	(12)	(2)	(2)	–
Net investment income[1]	–	2	1	–	–	–
Other comprehensive income	–	18	11	–	–	(1)
Purchases	–	254	414	–	–	–
Sales	–	(13)	(67)	–	–	–
Settlements	–	(145)	(338)	–	–	–
Transfers into Level 3[2]	–	38	181	–	–	–
Transfers (out of) Level 3[2]	(3)	(304)	(965)	–	–	–

Fair value, end of year	$–	$508	$1,135	$17	$17	$2

	Non- Redeemable Preferred Stock	Common Stock- Trading	Total Equity Securities	Amounts Recoverable from Reinsurers	Separate Account Assets	Total Assets
Changes in fair value of Level 3 assets and liabilities
Fair value, beginning of year	$3	$3	$9	$48	$114	$2,100
Total gains (losses) (realized/unrealized):
Included in earnings
Net investment gains (losses)	–	(1)	(1)	–	–	(15)
Net investment income[1]	–	–	–	–	–	1
Net revenue from reinsurance	–	–	–	(33)	–	(33)
Other comprehensive income	–	–	(1)	–	–	10
Purchases	–	–	–	–	39	453
Sales	–	–	–	–	(3)	(70)
Settlements	–	–	–	–	–	(338)
Transfers into Level 3[2]	–	–	–	–	–	181
Transfers (out of) Level 3[2]	–	–	–	–	–	(965)

Fair value, end of year	$3	$2	$7	$15	$150	$1,324

[1]	Net investment income/loss includes amortization of discount and premium on fixed maturities.

[2]	Transfers into or out of Level 3 are reported at the value as of beginning of the period.

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

(a wholly owned subsidiary of New York Life Insurance Company)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

	2011
	Policyholders’ Account Balances	Total Liabilities
Changes in fair value of Level 3 assets and liabilities
Fair value, beginning of year	$222	$222
Total (gains) losses (realized/unrealized):
Included in earnings
Interest credited to policyholders’ account balances	238	238
Purchases	10	10

Fair value, end of year	$470	$470

The following tables include the unrealized gains or losses for the years ended December 31, 2013, 2012 and 2011 by category for Level 3 assets still held at December 31, 2013, 2012 and 2011, respectively (in millions):

	2013
	U.S. Government Corporation and Agencies	U.S. Agency Mortgage- Backed and Asset- Backed Securities	Foreign Corporate	U.S. Corporate	Non-Agency Residential Mortgage- Backed Securities	Non-Agency Commercial Mortgage- Backed Securities
Unrealized gains (losses) relating to Level 3 assets still held
Earnings:
Total gains (losses) (realized/unrealized)
Included in earnings:
Net investment gains (losses)	$–	$–	$–	$–	$–	$(1)
Net investment income	–	–	–	–	–	–
Other comprehensive gains/(losses)	(1)	(5)	(1)	(4)	(1)	(3)

Total change in unrealized gains (losses)	$(1)	$(5)	$(1)	$(4)	$(1)	$(4)

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

(a wholly owned subsidiary of New York Life Insurance Company)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

	Non-Agency Asset-Backed Securities	Total Fixed Maturities- Available- for-Sale	Non- Agency Asset- Back Securities	Total Fixed Maturities- Trading	Total Assets
Unrealized gains (losses) relating to Level 3 assets still held
Earnings:
Total gains (losses) (realized/unrealized)
Included in earnings:
Net investment gains (losses)	$(1)	$(2)	$5	$5	3
Net investment income	1	1	–	–	1
Other comprehensive gains/(losses)	(9)	(24)	–	–	(24)

Total change in unrealized gains (losses)	$(9)	$(25)	$5	$5	$(20)

[1]

The net investment gains (losses) included for Separate account assets are offset by an equal amount for separate account liabilities, which results in a net zero impact on net income for the Company. Separate account liabilities are not included above, as they are reported at contract value in the accompanying Consolidated Statement of Financial Position in accordance with the Company’s policy (refer to Note 3 — Significant Accounting Policies).

There were no unrealized or realized gains or losses recorded for Level 3 liabilities held at December 31, 2013.

	2012
	U.S. Agency Mortgage- Backed and Asset- Backed Securities	Foreign Corporate	U.S. Corporate	Non- Agency Residential Mortgage- Backed Securities	Non- Agency Asset- Backed Securities	Total Fixed Maturities- Available- for-Sale
Unrealized gains (losses) relating to Level 3 assets still held
Earnings:
Total gains (losses) (realized/unrealized)
Included in earnings:
Net investment gains (losses)	$–	$–	$–	$–	$(1)	$(1)
Net investment income	–	–	(1)	(1)	3	1
Other comprehensive gains	1	1	5	1	14	22

Total change in unrealized gains (losses)	$1	$1	$4	$–	$16	$22

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

(a wholly owned subsidiary of New York Life Insurance Company)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

	Common Stock	Total Equity Securities	Amounts Recoverable from Reinsurers	Separate Account Assets[1]	Total Assets
Unrealized gains (losses) relating to Level 3 assets still held
Earnings:
Total gains (losses) (realized/unrealized)
Included in earnings:
Net investment gains (losses)	$–	$–	$–	$(13)	$(14)
Net investment income	2	2	–	–	3
Net revenue from reinsurance	–	–	(1)	–	(1)
Other comprehensive gains/(losses)	1	1	–	–	23

Total change in unrealized gains (losses)	$3	$3	$(1)	$(13)	$11

[1]

The net investment gains (losses) included for Separate account assets are offset by an equal amount for separate account liabilities, which results in a net zero impact on net income for the Company. Separate account liabilities are not included above, as they are reported at contract value in the accompanying Consolidated Statement of Financial Position in accordance with the Company’s policy (refer to Note 3 — Significant Accounting Policies).

	2012
	Policyholders’ Account Balance	Total Liabilities
Unrealized (gains) losses relating to Level 3 assets and liabilities still held
Earnings:
Total (gains) losses (realized/unrealized)
Included in earnings:
Interest credited to policyholders’ account balances	$(71)	$(71)

Total change in unrealized (gains) losses	$(71)	$(71)

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

(a wholly owned subsidiary of New York Life Insurance Company)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

	2011
	U.S. Agency Mortgage- Backed and Asset- Backed Securities	U.S. Corporate	Foreign Corporate	Non-Agency Residential Mortgage- Backed Securities	Non-Agency Asset- Backed Securities
Unrealized gains (losses) relating to Level 3 assets still held
Earnings:
Total gains (losses) (realized/unrealized)
Included in earnings:
Net investment gains (losses)	$–	$(7)	$–	$–	$(2)
Net investment income	–	–	–	(1)	2
Other comprehensive gains/(losses)	1	(11)	(4)	4	11

Total change in unrealized gains (losses)	$1	$(18)	$(4)	$3	$11

	Total Fixed Maturities- Available- for-Sale	Non-Agency Asset- Backed Securities	Total Fixed Maturities- Trading	Amounts Recoverable from Reinsurers	Total Assets
Unrealized gains (losses) relating to Level 3 assets still held
Earnings:
Total gains (losses) (realized/unrealized)
Included in earnings:
Net investment gains (losses)	$(9)	$(1)	$(1)	$–	$(10)
Net investment income	1	–	–	–	1
Net revenue from reinsurance	–	–	–	(33)	(33)
Other comprehensive gains/(losses)	1	–	–	–	1

Total change in unrealized gains (losses)	$(7)	$(1)	$(1)	$(33)	$(41)

	2011
	Policyholders’ Account Balance	Total Liabilities
Unrealized gains (losses) relating to Level 3 assets and liabilities still held
Earnings:
Total gains (losses) (realized/unrealized)
Included in earnings:
Interest credited to policyholders’ account balances	$247	$247

Total change in unrealized (gains) losses	$247	$247

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

(a wholly owned subsidiary of New York Life Insurance Company)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

Non-recurring fair value measurements

Assets and liabilities measured at fair value on a non-recurring basis include mortgage loans, which are described in detail below.

The following table represents certain assets measured at estimated fair value during the period and still held as of December 31, 2013 and 2012 (in millions):

	2013
	Carrying Value Prior to Impairment	Estimated Fair Value After Impairment	Net Investment Gains (Losses)
Mortgage loans	$5	$3	$(2)

	2012
	Carrying Value Prior to Impairment	Estimated Fair Value After Impairment	Net Investment Gains (Losses)
Mortgage loans	$12	$9	$(3)

The impaired mortgage loans presented above were written down to the estimated fair value of the collateral at the date the impairments were recognized, and have been categorized as Level 3.

Fair value of other financial instruments

Authoritative guidance related to financial instruments requires disclosure of fair value information of financial instruments whether or not fair value is recognized in the Consolidated Statement of Financial Position, for which it is practicable to estimate fair value.

The carrying value and estimated fair value of financial instruments not otherwise disclosed in Notes 6, 12, 15 and 17 of Notes to the Consolidated Financial Statements at December 31, 2013 and 2012 are presented below (in millions):

	2013
	Carrying Value	Estimated Fair Value
		Level 1	Level 2	Level 3	Total
Assets
Mortgage loans	$9,762	$–	$–	$10,106	$10,106
Senior secured commercial loans	124	–	–	130	130
Cash	119	119	–	–	119
Other invested assets	299	–	231	69	300
Liabilities
Policyholders’ account balances — Investment contracts	$36,288	$–	$87	$35,955	$36,042
Debt	2	–	3	–	3
Collateral received on securities lending and repurchase agreements	500	–	500	–	500
Collateral received on derivative transactions	68	–	68	–	68

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

(a wholly owned subsidiary of New York Life Insurance Company)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

	2012
	Carrying Value	Estimated Fair Value
		Level 1	Level 2	Level 3	Total
Assets
Mortgage loans	$8,479	$–	$–	$9,106	$9,106
Senior secured commercial loans	216	–	–	228	228
Cash	153	153	–	–	153
Other invested assets	94	–	33	67	100
Liabilities
Policyholders’ account balances — Investment contracts	$35,355	$–	$135	$37,273	$37,408
Debt	3	–	4	–	4
Collateral received on securities lending and repurchase agreements	461	–	461	–	461
Collateral received on derivative transactions	78	–	78	–	78

Mortgage loans

The estimated fair value of mortgage loans is determined based upon the present value of the expected cash flows discounted at an interpolated treasury yield plus a spread. The spread is based on management’s judgment and assumptions and it takes into account property type, LTV and remaining term of each loan. The spread is a significant component of the pricing inputs.

Senior secured commercial loans

The estimated fair value for the loan portfolio is based on prevailing interest rate spreads in the market. Fair value was calculated by discounting future cash flows using prevailing interest rates on similar loans plus a spread adjustment. The spread is based on management’s judgment and assumptions and is significant to the valuation.

Cash and cash equivalents

The Company believes that due to the short-term nature of cash and cash equivalents, the fair value approximates carrying value.

Other invested assets

Represents third party loans, which are fair valued by discounting estimated cash flows for each loan at the prevailing interest rates on similar loans plus spread adjustment. The spread is based on management’s judgment and assumptions and is significant to the valuation.

Policyholders’ account balances — investment contracts

This includes continued interest accounts, supplementary contracts without life contingencies and other deposit type contracts where account value approximates fair value. For fixed deferred annuities, fair value is based upon a stochastic valuation using risk neutral assumptions for financial variables and Company specific assumptions for lapses, mortality and expenses. The cash flows were discounted using the yield on the Company’s medium term notes. For funding agreements backing medium term notes, fair values were based on available market prices for the notes. For annuity certain liabilities, fair values are estimated using discounted cash flow calculations based on interest rates currently being offered for similar contracts with maturities consistent with those remaining for the contracts being valued.

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

(a wholly owned subsidiary of New York Life Insurance Company)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

Debt

The fair value of the Company’s non-recourse debt and other debt approximates carrying value.

Collateral received on securities lending, repurchase agreements and derivative transactions

The fair value of the liability approximates carrying value since these borrowings are generally short-term in nature.

NOTE 10 — INVESTMENT INCOME AND INVESTMENT GAINS AND LOSSES

The components of Net investment income for the years ended December 31, 2013, 2012 and 2011 were as follows (in millions):

	2013	2012	2011
Fixed maturities	$3,083	$3,141	$3,184
Equity securities	13	8	8
Mortgage loans	458	422	368
Policy loans	59	59	59
Other investments	98	75	65

Gross investment income	3,711	3,705	3,684
Investment expenses	(99)	(94)	(87)

Net investment income	$3,612	$3,611	$3,597

For the years ended December 31, 2013, 2012 and 2011, Net investment (losses) gains were as follows (in millions):

	2013	2012	2011
Fixed maturities
Total OTTI losses	$(45)	$(63)	$(122)
Portion of OTTI losses recognized in OCI	11	18	14

Net OTTI losses on fixed maturities recognized in earnings	(34)	(45)	(108)
All other gains	144	181	249

Fixed maturities, net	110	136	141
Equity securities	44	10	(6)
Mortgage loans	6	1	(2)
Derivative instruments	(247)	(110)	(143)
Other	(12)	(7)	(5)

Net investment (losses) gains	$(99)	$30	$(15)

The net gains (losses) on trading securities (both fixed maturities and equity securities) amounted to $55 million, $12 million and $(2) million for the years ended December 31, 2013, 2012 and 2011, respectively.

Realized gains on sales of available-for-sale fixed maturities were $164 million, $192 million and $270 million for the years ended December 31, 2013, 2012 and 2011, respectively. Realized losses for the years

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

(a wholly owned subsidiary of New York Life Insurance Company)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

ended December 31, 2013, 2012 and 2011 were $36 million, $16 million and $19 million, respectively. Realized gains on sales of available-for-sale equity securities were $22 million, $19 million and $7 million for the years ended December 31, 2013, 2012 and 2011, respectively. Realized losses for the years ended December 31, 2013, 2012 and 2011 were $18 million, $12 million and $11 million, respectively.

Losses from OTTI on equity securities (included in net investment (losses) gains on equity securities above) were $1 million, $3 million and $2 million for the years ended December 31, 2013, 2012 and 2011, respectively.

The following tables present the Company’s gross unrealized losses and fair values for available-for-sale fixed maturities and equity securities, aggregated by investment category and length of time the individual securities have been in a continuous unrealized loss position, at December 31, 2013 and 2012 (in millions):

	2013
	Less than 12 Months		Greater than 12 Months		Total
	Fair Value	Unrealized Losses	Fair Value	Unrealized Losses	Fair Value	Unrealized Losses
Available-for-sale fixed maturities
U.S. Treasury	$326	$11	$–	$–	$326	$11
U.S. government corporations and agencies	260	13	2	–	262	13
U.S. agency mortgage-backed and asset-backed securities	4,136	345	349	56	4,485	401
Foreign governments	28	1	5	–	33	1
U.S. corporate	8,137	459	297	42	8,434	501
Foreign corporate	3,080	156	46	4	3,126	160
Non-agency residential mortgage-backed securities	383	15	554	44	937	59
Non-agency commercial mortgage-backed securities	1,519	51	87	8	1,606	59
Non-agency asset-backed securities	1,256	21	169	17	1,425	38

Total available-for-sale fixed maturities	19,125	1,072	1,509	171	20,634	1,243

Available-for-sale equity securities
Common stock	4	*	*	*	4	*
Preferred stock	–	–	1	1	1	1

Total available-for-sale equity securities	4	–	1	1	5	1

Total	$19,129	$1,072	$1,510	$172	$20,639	$1,244

*	Unrealized losses are less than $1 million.

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

(a wholly owned subsidiary of New York Life Insurance Company)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

	2012
	Less than 12 Months		Greater than 12 Months		Total
	Fair Value	Unrealized Losses	Fair Value	Unrealized Losses	Fair Value	Unrealized Losses
Available-for-sale fixed maturities
U.S. Treasury	$105	$1	$–	$–	$105	$1
U.S. government corporations and agencies	146	1	–	–	146	1
U.S. agency mortgage-backed and asset-backed securities	879	17	14	*	893	17
Foreign governments	15	*	5	1	20	1
U.S. corporate	930	21	191	19	1,121	40
Foreign corporate	46	5	157	3	203	8
Non-agency residential mortgage-backed securities	64	2	941	89	1,005	91
Non-agency commercial mortgage-backed securities	97	1	72	6	169	7
Non-agency asset-backed securities	404	3	213	22	617	25

Total available-for-sale fixed maturities	2,686	51	1,593	140	4,279	191

Available-for-sale equity securities
Common stock	30	2	1	*	31	2
Preferred stock	*	*	–	–	*	*

Total available-for-sale equity securities	30	2	1	–	31	2

Total	$2,716	$53	$1,594	$140	$4,310	$193

*	Unrealized losses are less than $1 million.

At December 31, 2013, the unrealized loss amount consisted of approximately 2,650 different fixed maturities and 10 equity securities.

At December 31, 2013, unrealized losses on investment grade fixed maturities were $1,140 million or 92% of the Company’s total fixed maturities’ unrealized losses. Investment grade is defined as a security having a credit rating from the National Association of Insurance Commissioners (‘‘NAIC’’) of 1 or 2; a rating of Aaa, Aa, A or Baa from Moody’s or a rating of AAA, AA, A or BBB from Standard & Poor’s (‘‘S&P’’); or a comparable internal rating if an externally provided rating is not available. Unrealized losses on fixed maturities with a rating below investment grade represent $103 million or 8% of the Company’s total fixed maturities’ unrealized losses at December 31, 2013.

The amount of gross unrealized losses for fixed maturities where the fair value had declined by 20% or more of amortized cost totaled $91 million. The amount of time that each of these securities has continuously been 20% or more below the amortized cost consist of $54 million for 6 months or less, $5 million for greater than 6 months through 12 months and $32 million for greater than 12 months. In accordance with the Company’s impairment policy, the Company performed quantitative and qualitative analysis to determine if the decline was temporary. For those securities where the decline was considered temporary, the Company did not take an impairment when it did not have the intent to sell the security or it was more likely than not that it would not be required to sell the security before its anticipated recovery.

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

(a wholly owned subsidiary of New York Life Insurance Company)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

Net Unrealized Investment Gains (Losses)

Net unrealized investment gains on available-for-sale investments are included in the Consolidated Statement of Financial Position as a component of AOCI. Changes in these amounts include reclassification adjustments for prior period net unrealized gains or losses that have been recognized as realized gains or losses during the current year and are included in Net investment (losses) gains in the accompanying Consolidated Statement of Operations.

The components of Net unrealized investment gains (losses) reported in AOCI at December 31, 2013, 2012 and 2011 are as follows (in millions):

	2013	2012	2011
Fixed maturites, available-for-sale-all other	$2,042	$6,123	$4,836
Fixed maturities on which an OTTI loss has been recognized	(11)	(31)	(139)

Total fixed maturities	2,031	6,092	4,697
Equity securities, available-for-sale	33	19	6
Derivatives designated as cash flow hedges	(3)	(7)	(3)
Other investments	2	3	3

Subtotal	2,063	6,107	4,703
Amounts recognized for:
Deferred policy acquisition costs	(607)	(1,383)	(1,224)
Other assets (sales inducements)	(18)	(32)	(28)
Policyholders’ account balances and future policy benefits	42	(41)	(212)
Deferred taxes	(517)	(1,627)	(1,133)

Net unrealized gains on investments	$963	$3,024	$2,106

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

(a wholly owned subsidiary of New York Life Insurance Company)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

The net unrealized gains (losses) for the years ended December 31, 2013 , 2012 and 2011, are presented separately for amounts related to fixed maturities on which an OTTI loss has been recognized, and all other net unrealized investment gains and losses, are as follows (in millions):

Net unrealized investment gains and losses on fixed maturities on which an OTTI loss has been recognized

	Net Unrealized Gains (Losses) on Investments	Deferred Policy Acquisition Costs	Sales Inducements	Policyholders’ Account Balances and Future Policy Benefits	Deferred Income Tax Asset (Liability)	Accumulated Other Comprehensive Income (Loss) Related to Net Unrealized Investment Gains (Losses)
Balance, December 31, 2010	$(151)	$63	$1	$(3)	$32	$(58)
Net investment gains (losses) on investments arising during the period	(3)	–	–	–	1	(2)
Reclassification adjustment for (gains) losses included in net income	47	–	–	–	(16)	31
Reclassification adjustment for OTTI losses excluded from net income[1]	(32)	–	–	–	11	(21)
Impact of net unrealized investment (gains) losses on deferred policy acquisition costs and sales inducements	–	(7)	*	–	2	(5)
Impact of net unrealized investment (gains) losses on policyholders’ account balances and future policy benefits	–	–	–	–	–	–

Balance, December 31, 2011	$(139)	$56	$1	$(3)	$30	$(55)

Net investment gains (losses) on investments arising during the period	113	–	–	–	(39)	74
Reclassification adjustment for (gains) losses included in net income	4	–	–	–	(1)	3
Reclassification adjustment for OTTI losses excluded from net income[1]	(9)	–	–	–	3	(6)
Impact of net unrealized investment (gains) losses on deferred policy acquisition costs and sales inducements	–	(38)	(1)	–	12	(27)
Impact of net unrealized investment (gains) losses on policyholders’ account balances and future policy benefits	–	–	–	2	*	2

Balance, December 31, 2012	$(31)	$18	$–	$(1)	$5	$(9)

Net investment gains (losses) on investments arising during the period	21	–	–	–	(7)	14
Reclassification adjustment for (gains) losses included in net income	1	–	–	–	–	1
Reclassification adjustment for OTTI losses excluded from net income[1]	(2)	–	–	–	1	(1)
Impact of net unrealized investment (gains) losses on deferred policy acquisition costs and sales inducements	–	(5)	–	–	1	(4)
Impact of net unrealized investment (gains) losses on policyholders’ account balances and future policy benefits	–	–	–	–	–	–

Balance, December 31, 2013	$(11)	$13	$–	$(1)	$–	$1

*	Amounts less than $1 million.

[1]	Represents “transfers in” related to the portion of OTTI losses recognized during the period that were not recognized in earnings for securities with no prior OTTI loss.

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

(a wholly owned subsidiary of New York Life Insurance Company)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

All other net unrealized investment gains and losses in AOCI

	Net Unrealized Gains (Losses) on Investments[1]	Deferred Policy Acquisition Costs	Sales Inducements	Policyholders’ Account Balances and Future Policy Benefits	Deferred Income Tax Asset (Liability)	Accumulated Other Comprehensive Income (Loss) Related to Net Unrealized Investment Gains (Losses)
Balance, December 31, 2010	$2,524	$(786)	$(18)	$62	$(624)	$1,158
Net investment gains (losses) on investments arising during the period	2,465	–	–	–	(863)	1,602
Reclassification adjustment for (gains) losses included in net income	(179)	–	–	–	63	(116)
Reclassification adjustment for OTTI losses excluded from net income[2]	32	–	–	–	(11)	21
Impact of net unrealized investment (gains) losses on deferred policy acquisition costs and sales inducements	–	(494)	(11)	–	177	(328)
Impact of net unrealized investment (gains) losses on policyholders’ account balances and future policy benefits	–	–	–	(271)	95	(176)

Balance, December 31, 2011	$4,842	$(1,280)	$(29)	$(209)	$(1,163)	$2,161

Net investment gains (losses) on investments arising during the period	1,425	–	–	–	(499)	926
Reclassification adjustment for (gains) losses included in net income	(138)	–	–	–	49	(89)
Reclassification adjustment for OTTI losses excluded from net income[2]	9	–	–	–	(3)	6
Impact of net unrealized investment (gains) losses on deferred policy acquisition costs and sales inducements	–	(121)	(3)	–	43	(81)
Impact of net unrealized investment (gains) losses on policyholders’ account balances and future policy benefits	–	–	–	169	(59)	110

Balance, December 31, 2012	$6,138	$(1,401)	$(32)	$(40)	$(1,632)	$3,033

Net investment gains (losses) on investments arising during the period	(3,967)	–	–	–	1,388	(2,579)
Reclassification adjustment for (gains) losses included in net income	(99)	–	–	–	35	(64)
Reclassification adjustment for OTTI losses excluded from net income[2]	2	–	–	–	(1)	1
Impact of net unrealized investment (gains) losses on deferred policy acquisition costs and sales inducements	–	781	14	–	(278)	517
Impact of net unrealized investment (gains) losses on policyholders’ account balances and future policy benefits	–	–	–	83	(29)	54

Balance, December 31, 2013	$2,074	$(620)	$(18)	$43	$(517)	$962

[1]	Includes cash flow hedges. Refer to Note 7 — Derivative Financial Instruments and Risk Management for information on cash flow hedges.

[2]	Represents “transfers out” related to the portion of OTTI losses recognized during the period that were not recognized in earnings for securities with no prior OTTI loss.

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

(a wholly owned subsidiary of New York Life Insurance Company)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

The following rollforward provides a breakdown of the cumulative credit loss component of OTTI losses recognized in earnings of fixed maturities still held for which a portion of the loss was recognized in AOCI (in millions):

	2013	2012
Balance at beginning of year	$184	$208
Additions
Credit loss impairments recognized in the current period on securities previously not impaired	2	6
Additional credit loss impairments recognized in the current period on securities previously impaired	17	20
Reductions
Credit loss impairments previously recognized on securities which matured, paid down, prepaid or sold during the period	(26)	(50)

Balance at end of year	$177	$184

The balance of and changes in each component of AOCI for the years ended December 31, 2013, 2012 and 2011 are as follows (in millions):

	Net Unrealized Investment Gains (Losses)[1,2]
	2013	2012	2011
Beginning balance	$3,024	$2,106	$1,100
Change in OCI before reclassifications	(1,998)	1,004	1,091
Net unrealized gains reclassified from AOCI	(63)	(86)	(85)

Net OCI	(2,061)	918	1,006

Ending balance	$963	$3,024	$2,106

[1]	All amounts are net of tax and DAC.

[2]

Includes cash flow hedges. Refer to Note 7 — Derivative Financial Instruments and Risk Management for information on cash flow hedges. Refer to Note 10 — Investment Income and Investment Gains and Losses (above) for additional information regarding unrealized investment gains or losses, including the split between amounts related to fixed maturities on which an other-than-temporary impairment loss has been recognized, and all other unrealized investment gains or losses.

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

(a wholly owned subsidiary of New York Life Insurance Company)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

The amounts reclassed out of AOCI for the years ended December 31, 2013, 2012 and 2011 are as follows (in millions):

Amounts Reclassified from AOCI[1]:	2013	2012	2011	Affected Line Item in the Consolidated Statement of Operations
Net unrealized investment (gains) losses:
Losses on cash flow hedges
Interest rate contracts	$1	$1	$2	Net investment income
Currency contracts	–	–	–	Net investment (losses) gains
Currency contracts	–	–	–	Interest credited to policyholders’ account balances
Currency contracts	–	(1)	(1)	Net investment income
(Gains) losses on available-for-sale securities
Impairment losses	1	4	47	Net investment (losses) gains
All other	(100)	(138)	(180)	Net investment (losses) gains

	(98)	(134)	(132)	Total before tax
	(35)	(48)	(47)	Income tax expense

Total reclassifications for the period	$(63)	$(86)	$(85)	Net income

[1]	Negative amounts indicate gains/benefits reclassified out of AOCI. Positive amounts indicate losses/costs reclassified out of AOCI.

NOTE 11 — RELATED PARTY TRANSACTIONS

The Company has significant transactions with New York Life and its affiliates. Because of these relationships, it is possible that the terms of the transactions are not the same as those that would result from transactions among wholly unrelated parties.

New York Life provides the Company with services and facilities for the sale of insurance and other activities related to the business of insurance. New York Life charges the Company for the identified costs associated with these services and facilities under the terms of an administrative service agreement between New York Life and the Company. Such costs, amounting to $764 million, $750 million and $731 million for the years ended December 31, 2013, 2012 and 2011, respectively, are reflected in Operating expenses and Net investment income in the accompanying Consolidated Statement of Operations.

In 2011, the Company received a $300 million capital contribution consisting of $123 million of cash and $177 million in the form of release of intercompany payables, from New York Life.

The Company’s interests in commercial mortgage loans are held in the form of participations in mortgages originated or acquired by New York Life. Under the participation agreement for each such mortgage, it is agreed between the Company and New York Life that the Company’s proportionate interest (as evidenced by a participation certificate) in the underlying mortgage, including without limitation, the principal balance thereof, all interest which accrues thereon, and all proceeds generated there from, will be pari passu with New York Life’s and pro rata based upon the respective amounts funded by New York Life and the Company in connection with the applicable mortgage origination or acquisition. Consistent with the participation arrangement, all mortgage documents name New York Life (and not both New York Life and the Company) as the lender but are held for the benefit of both the Company and New York Life pursuant to the applicable participation agreement.

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

(a wholly owned subsidiary of New York Life Insurance Company)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

New York Life retains general decision making authority with respect to each mortgage loan, although certain decisions require the Company’s approval.

The Company is a party to an affiliated group air transportation service agreement entered into with NYLIFE LLC, a direct wholly owned subsidiary of New York Life, in November 2004. Under the terms of the agreement the Company, in conjunction with certain specified affiliates, leases an aircraft from NYLIFE LLC. The aircraft is to be used by members of senior management and directors for business travel under certain circumstances. Personal use of the aircraft by employees and directors is not permitted. Costs associated with the lease are determined on a fully allocated basis and allotted to the parties based on usage. For the years ended December 31, 2013, 2012 and 2011, the Company’s share of expenses associated with the lease of the aircraft were $1 million, $1 million and $2 million, respectively. The agreement expired in November 2009, with automatic one-year renewals, unless terminated earlier. The agreement had an initial term of five years, until November 2009 and was renewed for an additional five years through November 2014.

The Company has entered into investment advisory and administrative services agreements with NYL Investments whereby NYL Investments provides investment advisory services to the Company. At December 31, 2013, 2012 and 2011, the total cost for these services amounted to $91 million, $84 million and $76 million, respectively, which are included in the costs of services billed by New York Life to the Company, as noted above.

In addition, NYL Investments has an Investment Advisory Agreement with the VP Funds, a registered investment company whose shares are sold to various separate accounts of the Company. NYL Investments, the administrator of the VP Funds, and the Company have entered into agreements regarding administrative services to be provided by the Company. Under the terms of the agreement, NYL Investments pays the Company administrative fees for providing services to the VP Funds. The Company recorded fee income from NYL Investments for the years ended December 31, 2013, 2012 and 2011 of $31 million, $26 million and $17 million, respectively.

At December 31, 2013 and 2012, the Company had a net liability of $230 million and $203 million, respectively, for the above-described services, which are included in Other liabilities in the accompanying Consolidated Statement of Financial Position. The terms of the settlement generally require that these amounts be settled in cash within ninety days. The terms of the investment advisory agreements require payment ten days from receipt of bill.

To satisfy its obligations under certain structured settlement agreements with unaffiliated insurance companies, beneficiaries and other non-affiliated entities, the Company owns certain single premium annuities issued by New York Life. The carrying value of the annuity contracts is based upon the actuarially determined value of the obligations under the structured settlement contracts, which generally have some life contingent benefits. The obligations are based upon the actuarially determined present value of expected future payments. Interest rates used in establishing such obligations range from 3.33% to 7.81%. At December 31, 2013 and 2012, the carrying value of the Interest in annuity contracts and the Obligations under structured settlement agreements in the accompanying Consolidated Statement of Financial Position amounted to $6,114 million and $5,978 million, respectively. The Company has directed New York Life to make the payments under the annuity contracts directly to the payees under the structured settlement agreements.

In addition, the Company has issued certain annuity contracts to New York Life in order that New York Life may satisfy its third-party obligations under certain structured settlement agreements. The interest rate used in establishing such obligations was 5.84% for 2013. The Company has been directed by New York Life to make the payments under the annuity contracts directly to the beneficiaries under these structured settlement agreements. At December 31, 2013 and 2012, the amount of outstanding reserves on these contracts was $163 million and $169 million, respectively, and are included in Future policy benefits in the accompanying Consolidated Statement of Financial Position.

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

(a wholly owned subsidiary of New York Life Insurance Company)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

The Company has a variable product distribution agreement with NYLIFE Distributors, an indirect wholly owned subsidiary of New York Life, granting NYLIFE Distributors the exclusive right to distribute, and be the underwriter and/or agent of the Company’s variable product policies. For the years ended December 31, 2013, 2012 and 2011, the Company received service fees of $30 million, $23 million and $16 million, respectively, under this agreement. At December 31, 2013 and 2012, the Company recorded a receivable of $3 million and $2 million, respectively, from NYLIFE Distributors under this agreement.

The Company has an agreement with NYLIFE Securities, another indirect wholly owned subsidiary of New York Life, under which registered representatives of NYLIFE Securities solicit sales of the multi-funded annuity contracts and variable life insurance policies. In connection with this agreement, the Company incurred commission expense to NYLIFE Securities’ registered representatives of $130 million, $110 million and $98 million, for the years ended December 31, 2013, 2012 and 2011, respectively.

In addition, the Company entered into a service fee agreement with NYLIFE Securities effective July 1, 2008, as amended on July 1, 2009, whereby NYLIFE Securities charges the Company a fee for management and supervisory services rendered in connection with variable life and variable annuity sales and in-force business. For the years ended December 31, 2013, 2012 and 2011, the Company incurred an expense of $41 million, $37 million and $33 million, respectively, under this agreement. At December 31 2013 and 2012, the Company recorded no payables to NYLIFE Securities under this agreement.

The Company has a credit agreement with New York Life, dated April 1, 1999, wherein New York Life can borrow funds from the Company. The maximum amount available to New York Life is $490 million. No outstanding balance was due to the Company at December 31, 2013 and 2012.

The Company also has a credit agreement with New York Life, dated September 30, 1993, under which the Company can borrow up to $490 million. During 2013, 2012 and 2011, the credit facility was not used, no interest was paid and no outstanding balance was due.

On December 23, 2004, the Company entered into a credit agreement with Capital Corporation under which the Company can borrow up to $490 million. At December 31, 2013, 2012 and 2011, the Company had no outstanding balance due. The Company had no interest expense for 2013 and 2012. Interest expense for 2011 was less than $1 million.

During August 2003, the Company transferred without recourse several private placement debt securities to MCF. MCF is an indirect wholly owned subsidiary of New York Life. MCF paid the purchase price of the securities transferred by delivering to the Company promissory notes with terms identical to the securities transferred. The private placement debt securities matured, and the outstanding balance payable totaling $5 million was paid to the Company on June 6, 2011. The Company did not receive interest payments from MCF for 2013 and 2012. The Company received interest payments from MCF of less than $1 million for 2011

The Company has purchased from MCF participations in collateralized loans to third-parties underwritten by MCF. Under the participation agreements, the Company assumes the performance risk on these loans with no recourse against MCF. In 2013 and 2012, the Company did not purchase any new loans. At December 31, 2013, the Company held loans with an outstanding balance of $31 million and has commitments to fund additional amounts on existing loans of $10 million. At December 31, 2012, the Company held loans with an outstanding balance of $60 million and had commitments to fund additional amounts on existing loans of $13 million. These loans are reported in Other investments in the accompanying Consolidated Statement of Financial Position.

On April 30, 2010, the Company entered into a revolving loan agreement with MCF (as amended from time to time, the “MCF Loan Agreement”). The MCF Loan Agreement establishes the terms under which the Company may provide funding to MCF for commitments to fund senior debt, subordinated debt and equity investments, each having different terms and conditions, in each case entered into on or after January 1, 2010.

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

(a wholly owned subsidiary of New York Life Insurance Company)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

The principal amount provided to MCF cannot exceed 2.5% of the Company’s statutory cash and invested assets as of the most recent quarterly statement. All outstanding advances made to MCF under the MCF Loan Agreement, together with unpaid interest or accrued return thereon will be due in full on July 1, 2015. At December 31, 2013 and 2012, the outstanding balance of loans to MCF under the MCF Loan Agreement was $1,889 million and $1,584 million, respectively. These loans are reported in Investments in affiliates in the accompanying Consolidated Statement of Financial Position. During 2013, 2012 and 2011, the Company received interest payments from MCF totaling $85 million, $62 million and $40 million, respectively, which are included in Net investment income in the accompanying Consolidated Statement of Operations.

The Company has an arrangement with New York Life whereby a policyholder may convert a New York Life term policy or term rider to a universal life policy issued by the Company, without any additional underwriting. As compensation for this arrangement, the Company recorded other income of $39 million, $15 million and $17 million for the years ended December 31, 2013, 2012 and 2011, respectively.

The Company has an arrangement with New York Life whereby a policyholder may convert an individual life insurance policy and rider issued by the Company to a permanent cash value life insurance policy issued by New York Life without any additional underwriting. As compensation for this arrangement, the Company paid New York Life less than $1 million for the years ended December 31, 2013, 2012 and 2011.

The Company has an arrangement with NYLIFE Insurance Company of Arizona (“NYLAZ”), a wholly owned subsidiary of New York Life, whereby a policyholder may convert a NYLAZ term policy to a universal life policy issued by the Company without any additional underwriting. As compensation for this arrangement, the Company recorded other income of $7 million, $6 million and $6 million from NYLAZ for the years ended December 31, 2013, 2012 and 2011, respectively.

The Company has issued various Corporate Owned Life Insurance (“COLI”) policies to New York Life for the purpose of informally funding certain benefits for New York Life employees and agents. These policies were issued on the same basis as policies sold to unrelated customers. As of December 31, 2013 and 2012, the Company recorded liabilities of approximately $3,325 million and $3,069 million, respectively, which are included in Policyholders’ account balances and Separate account liabilities in the accompanying Consolidated Statement of Financial Position.

The Company has also issued various COLI policies to separate Voluntary Employees’ Beneficiary Association (VEBA) trusts formed for the benefit of New York Life’s retired employees and agents. These policies were issued on the same basis as policies sold to unrelated customers. As of December 31, 2013 and 2012, Policyholders’ account balances and Separate account liabilities related to these policies aggregated $339 million and $298 million, respectively.

The Company has an agreement with NYLINK Insurance Agency Incorporated (“NYLINK”), an indirect wholly owned subsidiary of New York Life, granting NYLINK the right to solicit applications for the Company’s products through NYLINK’s subagents. For the years ended December 31, 2013, 2012 and 2011, the Company recorded commission and fee expense to NYLINK agents of $1 million, $2 million and $2 million, respectively.

In connection with the acquisition of an office building by REEP-OFC Westory DC, LLC (“Westory”), an indirect wholly owned subsidiary of New York Life, the Company provided a first mortgage loan in the principal amount of $83 million to Westory. Closing costs in connection with this purchase amounted to $3 million and is included in Net investment income in the accompanying Consolidated Statement of Operations. The mortgage loan is interest-only throughout the term and all outstanding principal shall be due and payable on August 10, 2022. Interest earned for the period ending December 31, 2013 and 2012 was $3 million and $1 million, respectively.

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

(a wholly owned subsidiary of New York Life Insurance Company)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

In connection with a $150 million acquisition of a fee estate containing an office building and related improvements by a ground lease by New York Life (73.8% interest) and the Company (26.2% interest), the Company and New York Life entered into a Tenancy-in-Common Agreement dated as of June 11, 2012, which sets forth the terms that will govern, in part, each entity’s interest in the property. Income earned for the period ending December 31, 2013 and 2012 was $3 million and $2 million, respectively.

Effective December 31, 2004, the Company entered into a reinsurance agreement with New York Life (refer to Note 14 — Reinsurance for more details).

Effective July 1, 2002, the Company transferred its Taiwan branch insurance book of business to NYLT, which is accounted for as a long-duration coinsurance transaction. NYLT was sold on December 31, 2013. Refer to Note 14 — Reinsurance for more details.

NYL Investments provides the Company with certain services and facilities including, but not limited to, the following: information technology, and management and infrastructure support. NYL Investments charges the Company for the identified costs associated with these services and facilities under the terms of a service agreement between NYL Investments and the Company. The fees incurred associated with these services and facilities amounted to $62 million for the year ended December  31, 2013.

NOTE 12 — POLICYHOLDERS’ LIABILITIES

Policyholders’ Account Balances

Policyholders’ account balances at December 31, 2013 and 2012 were as follows (in millions):

	2013	2012
Deferred annuities	$38,846	$38,213
Universal life contracts	25,047	23,997
Annuities certain	628	511
Supplementary contracts without life contingencies	288	335
Unearned revenue liability	513	272
Guaranteed minimum accumulation benefit	69	405

Total policyholders’ account balances	$65,391	$63,733

Policyholders’ account balances on the above contracts are equal to cumulative deposits and interest credited, less withdrawals, and mortality and expense charges, where applicable.

Unearned revenue liability represents amounts that have been assessed to compensate the insurer for services to be performed over future periods.

The GMAB is the fair value of embedded derivatives on deferred annuity contracts.

At December 31, 2013 and 2012, of the total policyholders’ account balances of $65,391 million and $63,733 million, respectively, the total amounts that have surrender privileges were $64,105 million and $62,834 million, respectively. The amounts that can be surrendered for cash by policyholders at December 31, 2013 and 2012 were $62,046 million and $60,399 million, respectively.

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

(a wholly owned subsidiary of New York Life Insurance Company)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

The following table highlights the interest rate assumptions generally utilized in calculating policyholders’ account balances, as well as certain withdrawal characteristics associated with these accounts at December 31, 2013:

Product	Interest Rate	Withdrawal/Surrender Charges
Deferred annuities	0.25% to 10.00%	Surrender charges 0% to 10% for up to 10 years.
Universal life contracts	2.00% to 8.00%	Various up to 19 years.
Annuities certain	0.05% to 5.00%	No surrender or withdrawal charges.
Supplementary contracts without life contingencies	1.0% to 3.5%	No surrender or withdrawal charges.

1% of policyholders’ account balances have interest crediting rates of 6% and greater.

Future Policy Benefits

Future policy benefits at December 31, 2013 and 2012 were as follows (in millions):

	2013	2012
Life insurance:
Taiwan business — 100% coinsured	$1,049	$1,028
Other life	174	192

Total life insurance	1,223	1,220
Individual and group payout annuities	12,797	10,316
Other contract liabilities	49	43

Total future policy benefits	$14,069	$11,579

Other than the 100% coinsured business, there were no amounts related to policies that have surrender privileges or amounts redeemable in cash by policyholders.

The following table highlights the key assumptions generally utilized in the calculation of future policy benefit reserves at December 31, 2013:

Product	Mortality	Interest Rate	Estimation Method
Individual and group payout annuities	Based upon best estimates at time of policy issuance with PAD.	0.05% to 8.75%	Present value of expected future payments at a rate expected at issue with PAD.

Less than 2% of future policy benefits are based on an interest rate of 6% and greater.

Guaranteed Minimum Benefits

At December 31, 2013 and 2012, the Company had variable contracts with guarantees (note that the Company’s variable contracts with guarantees may offer more than one type of guarantee in each contract; therefore, the amounts listed are not mutually exclusive). For guarantees of amounts in the event of death, the net amount at risk is defined as the current GMDB in excess of the current account balance at the balance sheet date. For guarantees of accumulation balances, the net amount at risk is defined as GMAB minus the current account balance at the balance sheet date. For guarantees of income, the net amount at risk is defined as the minimum account balance in excess of the current account balance needed to fund the GFIB.

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

(a wholly owned subsidiary of New York Life Insurance Company)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

Variable Annuity Contracts – GMDB, GMAB, EBB and GFIB

The Company issues certain variable annuity contracts with a GMDB feature that guarantees either:

a) Return of deposits:    the benefit is the greater of current account value or premiums paid (adjusted for withdrawals).

b) Ratchet:    the benefit is the greatest of the current account value, premiums paid (adjusted for withdrawals), or the highest account value on any contractually specified anniversary up to contractually specified ages (adjusted for withdrawals).

Contracts with an optional enhanced beneficiary benefit (EBB) feature provides an additional death benefit amount equal to a percentage of earnings in the contract at time of death, subject to certain maximums.

The Company issues certain variable annuity contracts with a GMAB feature that guarantees a minimum contract value equal to the amount of eligible premiums (adjusted for withdrawals) at the end of the guaranteed period. The minimum contract value can be reset after issue, and in which case, is set equal to the account value at the time of reset. The older contracts must be surrendered in order to receive the guaranteed amount.

The Company issues variable annuity contracts with a GFIB feature. This feature provides a minimum fixed annuity payment guarantee that will start on a date chosen by the policyholder.

The following tables provide the account value, net amount at risk and average attained age of contract holders at December 31, 2013 and 2012 for GMDB’s, GMAB’s, EBB’s and GFIB’s ($ in millions):

	2013
	Return of Net Deposits			Ratchet	Income
	In the Event of Death (GMDB)	Accumulation at Specified Date (GMAB)	Additional Death Benefits (EBB)	In the Event of Death (GMDB)	Accumulation at Specified Date (GFIB)
Account value	$12,698	$5,766	$76	$11,570	$149
Net amount at risk	$26	$19	$7	$160	$–
Average attained age of contract holders	58	58	65	63	58

	2012
	Return of Net Deposits			Ratchet	Income
	In the Event of Death (GMDB)	Accumulation at Specified Date (GMAB)	Additional Death Benefits (EBB)	In the Event of Death (GMDB)	Accumulation at Specified Date (GFIB)
Account value	$9,456	$4,526	$67	$10,985	$40
Net amount at risk	$47	$51	$5	$286	$–
Average attained age of contract holders	58	57	65	62	58

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

(a wholly owned subsidiary of New York Life Insurance Company)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

The following summarizes the liabilities for guarantees on variable contracts reflected in the general account in Future policy benefits for GMDB, EBB and GFIB, and Policyholders’ account balances for GMAB in the accompanying Consolidated Statement of Financial Position (in millions):

	GMDB	GMAB	EBB	GFIB		Totals
Balance at January 1, 2011	$38	$222	$1		$–	$261
Incurred guarantee benefits	17	248	–		–	265
Paid guarantee benefits	(7)	–	–		–	(7)

Balance at December 31, 2011	48	470	1		–	519
Incurred guarantee benefits	(10)	(65)	–		*	(75)
Paid guarantee benefits	(6)	–	–		–	(6)

Balance at December 31, 2012	32	405	1		*	438
Incurred guarantee benefits	14	(336)	–		–	(322)
Paid guarantee benefits	(4)	–	–		–	(4)

Balance at December 31, 2013	$42	$69	$1	$	*	$112

*	Amounts less than $1 million

For GMABs, incurred guaranteed minimum benefits incorporate all changes in fair value other than amounts resulting from paid guarantee benefits. GMABs are considered to be embedded derivatives and are recognized at fair value through Interest credited to policyholders’ account balances in the accompanying Consolidated Statement of Operations (refer to Note 9 — Fair Value Measurements).

The GMDB liability is determined each period end by estimating the expected value of death benefits in excess of the projected account balance and recognizing the excess ratably over the accumulation period based on total expected assessments in accordance with applicable guidance. The Company regularly evaluates assumptions and adjusts the liability, with a related charge or credit recorded to Increase in liabilities for future policy benefits in the accompanying Consolidated Statement of Operations, if actual experience or other evidence suggests that earlier assumptions should be revised.

The following assumptions and methodology were used to determine the GMDB liability at December 31, 2013 and 2012, respectively:

•	Data used was 1,000 stochastically generated investment performance scenarios.

•	Mean investment performance assumptions ranged from 4.48% to 7.33% for 2013 and 5.21% to 6.75% for 2012.

•	Volatility assumption ranged from 13.11% to 14.21% for 2013 and was 12.94% to 14.53% for 2012.

•	Mortality was assumed to be 100.5% of an internally developed mortality table for both 2013 and 2012.

•	Lapse rates vary by contract type and duration and ranged from 0.50% to 31.73%, with an average of 5.31% for 2013 and 5.47% for 2012.

•	Discount rates ranged from 4.29% to 7.61% for 2013 and 6.01% to 7.61% for 2012.

The GFIB liability is determined each period by estimating the expected guaranteed minimum income benefit amounts, less the benefit amounts funded by income benefit purchases, and recognizing the excess ratably over the accumulation period based on total expected assessments in accordance with applicable guidance. The Company regularly evaluates estimates used and adjusts the liability balance, with a related charge

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

(a wholly owned subsidiary of New York Life Insurance Company)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

or credit recorded to Increase in liabilities for future policy benefits in the accompanying Consolidated Statement of Operations, if actual experience or other evidence suggests that earlier assumptions should be revised.

The following assumptions and methodology were used to determine the GFIB liability at December 31, 2013 and 2012, respectively:

•	Data used was 1,000 stochastically generated investment performance scenarios.

•	Mean investment performance assumption ranged from 0.11% to 9.99% for 2013, and (0.04)% to 10.01% for 2012.

•	Volatility assumption ranged from 0.04% to 31.28% for 2013, and was 0.03% to 30.87% for 2012.

•	Mortality assumption used to project future claims is the Company’s RIS 10(20) GFIA Experience Mortality Table in 2013, and was assumed to be 60% of the 94 MGDB table for 2012.

•	Lapse rates vary by contract type and duration and range from 1.00% to 20.00%, with an average of 1.00% for 2013, and 1.00% to 20.00%, with an average of 1.00% for 2012.

•	Discount rates ranged from 4.29% to 6.64% for 2013 and 6.64% to 7.22% for 2012.

The following table presents the aggregate fair value of assets at December 31, 2013 and 2012, by major investment fund options (including the general and separate account fund options), held by variable annuity products that are subject to GMDB, GMAB and GFIB benefits and guarantees. Since variable contracts with GMDB guarantees may also offer GMAB and GFIB guarantees in each contract, the GMDB, GMAB and GFIB amounts listed are not mutually exclusive (in millions):

	2013			2012
	GMDB	GMAB	GFIB	GMDB	GMAB	GFIB
Separate account:
Equity	$11,728	$3,072	$87	$8,822	$2,212	$16
Fixed income	4,884	1,242	40	4,834	1,170	7
Balanced	3,936	1,168	8	3,081	863	1
General account	3,720	284	14	3,704	281	15

Total	$24,268	$5,766	$149	$20,441	$4,526	$39

Additional Liability for Individual Life Products

Certain individual life products require additional liabilities for contracts with excess insurance benefit features. These excess insurance benefit features are generally those that result in profits in early years and losses in subsequent years. For the Company’s individual life contracts, this requirement primarily affects universal life policies with secondary guarantees. For these policies, we define excess insurance benefits as death benefits paid in excess of account balance released on death when the policy is either being held in force by the presence of a no lapse guarantee or when an amount in excess of the account balance results from a GMDB.

The following table summarizes the liability for excess insurance benefit features reflected in the general account in future policy benefits at December 31, 2013, 2012 and 2011 (in millions):

	2013	2012	2011
Beginning balance	$80	$60	$41
Net liability increase	18	20	19

Ending balance	$98	$80	$60

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

(a wholly owned subsidiary of New York Life Insurance Company)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

NOTE 13 — DEFERRED POLICY ACQUISITION COSTS AND SALES INDUCEMENTS

The following is an analysis of DAC included in the accompanying Consolidated Statement of Financial Position for the years ended December 31, 2013, 2012 and 2011 (in millions):

	2013	2012	2011
Balance at beginning of year	$2,027	$2,313	$2,824
Current year additions	426	351	433
Amortized during year	(394)	(523)	(436)
Amortization — impact of assumption and experience unlocking	13	45	(7)

Balance at end of year before related adjustments	2,072	2,186	2,814
Adjustment for changes in unrealized net investment gains	775	(159)	(501)

Balance at end of year	$2,847	$2,027	$2,313

In the table above, the positive impact of assumption and experience unlocking on amortization includes $(36) million, $7 million and $(1) million of error corrections that (increased) reduced amortization for the years ended December 31, 2013, 2012 and 2011, respectively. Adjustment for changes in unrealized net investment gains is net of an out of period adjustment of ($145) million related to the prior period adjustment to DAC through AOCI. The Company has evaluated these out of period adjustments and concluded that individually and collectively they are not material to all financial statements for the years presented.

Sales Inducements

The following is an analysis of deferred sales inducements included in Other assets in the accompanying Consolidated Statement of Financial Position for the years ended December 31, 2013, 2012 and 2011 (in millions):

	2013	2012	2011
Balance at beginning of year	$530	$457	$354
Current year additions	106	159	134
Amortized during year	(101)	(82)	(20)

Balance at end of year before related adjustments	535	534	468
Adjustment for changes in unrealized net investment gains	14	(4)	(11)

Balance at end of year	$549	$530	$457

NOTE 14 — REINSURANCE

The Company enters into reinsurance agreements in the normal course of its insurance business to reduce overall risk and to be able to issue life insurance policies in excess of its retention limits. As of December 31, 2013, the Company reinsures the mortality risk on new life insurance policies on a quota-share yearly renewable term basis for certain products. For the policies reinsured, the Company typically retains between 10% and 60% of each risk, with a minimum size policy ceded of $1 million for most traditional products. Most of the reinsured business is on an automatic basis. Cases in excess of the Company’s retention and certain substandard cases are reinsured facultatively. The Company does not have any individual life reinsurance agreements that do not transfer risk or contain risk-limiting features.

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

(a wholly owned subsidiary of New York Life Insurance Company)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

On July 1, 2002, the Company transferred all of the liabilities and assets of its Taiwan Branch to New York Life Insurance Taiwan Corporation (“Taiwan Corporation”), an indirect subsidiary of New York Life that was sold to Yuanta Financials Holding Co., Ltd. (“Yuanta”) on December 31, 2013. Taiwan Corporation is liable for all policyholder obligations on its balance sheet, including policies issued prior to July 2002, when Taiwan Corporation was a branch of the Company. As part of the sale agreement, Yuanta has guaranteed Taiwan Corporation’s obligation with respect to these policyholder obligations. Under GAAP, the Company accounts for the policies issued prior to July 2002 as 100% coinsured, and includes $1,049 million of policyholder liabilities associated with those policies, as well as a reinsurance recoverable asset from Taiwan Corporation/Yuanta. At December 31, 2013, the Company had a reinsurance recoverable of $1,049 million on the above transaction.

Accordingly, the Company recorded the following with respect to this transaction (in millions):

	2013	2012	2011
Amounts recoverable from reinsurer	$1,049	$1,027	$929
Premiums ceded	$65	$66	$68
Benefits ceded	$50	$28	$37

The Company remains liable for reinsurance ceded if the reinsurer fails to meet its obligation on the business it has assumed. The Company periodically reviews the financial condition of its reinsurers and amounts recoverable in order to minimize its exposure to losses from reinsurer insolvencies. When necessary, an allowance is recorded for reinsurance the Company cannot collect. Three reinsurance companies account for approximately 75% of the reinsurance ceded to non-affiliates at December 31, 2013 and 2012.

In December 2004, the Company reinsured 90% of a block of in-force life insurance business, consisting of Universal Life, Variable Universal Life (“VUL”), Target Life and Asset Preserver, with New York Life. The agreement uses a combination of coinsurance with funds withheld for the fixed portion maintained in the general account and modified coinsurance (“MODCO”) for the VUL policies in the Separate Accounts. Under both the MODCO and Funds Withheld treaties, the Company retains the assets held in relation to the policyholders’ account balances and separate account liabilities. An experience refund is paid to the Company at the end of each quarterly accounting period for 100% of the profits in excess of $5 million per year. Under authoritative guidance related to derivatives and hedging, the Funds Withheld and the MODCO treaties, along with the experience rating refund represents an embedded derivative, which is required to be carried at fair value. The fair value of this embedded derivative approximated $1 million and $14 million at December 31, 2013 and 2012, respectively, and is included in amounts recoverable from reinsurer in the accompanying Consolidated Statement of Financial Position. The change in fair value of this embedded derivative was $(13) million, $(1) million and $(33) million for the years ended December 31, 2013, 2012 and 2011, respectively, and is included in Net revenue from reinsurance in the accompanying Consolidated Statement of Operations.

In connection with the above described reinsurance agreement with New York Life, the Company recorded a deferred gain of $244 million, which includes the $25 million purchase price and $219 million of GAAP reserves recoverable from the reinsurer in excess of the funds withheld liability. For the years ended December 31, 2013, 2012 and 2011, $1 million of the deferred gain was amortized and is included in the Net revenue from reinsurance in the accompanying Consolidated Statement of Operations.

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

(a wholly owned subsidiary of New York Life Insurance Company)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

The effect of this affiliated reinsurance agreement for the years ended December 31, 2013, 2012 and 2011 was as follows (in millions):

	2013	2012	2011
Fees-universal life policies ceded	$246	$252	$254
Net revenue from reinsurance	$70	$85	$81
Policyholders’ benefits ceded	$160	$161	$136
Amounts recoverable from reinsurer	$6,833	$6,634	$6,400
Amounts payable to reinsurer	$6,833	$6,622	$6,387
Other liabilities (deferred gain, net of amortization)	$14	$15	$17

The Company obtains coverage of mortality risk in excess of its retention limits from New York Life on a yearly renewable term basis. The premiums for this coverage were $18 million for the year ended December 31, 2013 and $14 million for the years ended December 31, 2012 and 2011.

The effects of all reinsurance for the years ended December 31, 2013, 2012 and 2011 were as follows (in millions):

	2013	2012	2011
Premiums:
Direct	$3,449	$2,882	$2,494
Assumed	3	3	3
Ceded	(68)	(69)	(70)

Net premiums	$3,384	$2,816	$2,427

Fees-universal life and annuity policies ceded	$586	$583	$572
Net revenue from reinsurance	$71	$85	$82
Policyholders’ benefits ceded	$571	$515	$503
Increase in ceded liabilities for future policyholder benefits	$26	$13	$14
Amounts recoverable from reinsurer:
Affiliated*	$6,877	$7,675	$7,345
Unaffiliated*	$1,390	$300	$278
Amounts payable to reinsurer:
Affiliated	$6,837	$6,626	$6,389
Unaffiliated	$48	$47	$41
Other liabilities (deferred gain, net of amortization)	$14	$15	$17

*	The reinsurance recoverable from Taiwan Corporation is presented as Unaffiliated as of December 31, 2013 and Affiliated as of December 31, 2012 and 2011.

NOTE 15 — COMMITMENTS AND CONTINGENCIES

Litigation

The Company is a defendant in individual and/or alleged class action suits arising from its agency sales force, insurance (including variable contracts registered under the federal securities law), investment, retail securities and/or other operations, including actions involving retail sales practices. Most of these actions seek substantial or unspecified compensatory and punitive damages. The Company is also from time to time involved in various governmental, administrative and investigative proceedings and inquiries.

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

(a wholly owned subsidiary of New York Life Insurance Company)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

Notwithstanding the uncertain nature of litigation and regulatory inquiries, the outcome of which cannot be predicted, the Company believes that, after provisions made in the consolidated financial statements, the ultimate liability that could result from litigation and proceedings would not have a material adverse effect on the Company’s financial position; however, it is possible that settlements or adverse determinations in one or more actions or other proceedings in the future could have a material adverse effect on the Company’s operating results for a given year.

Regulatory Inquiries

By letter dated May 20, 2011, the California Department of Insurance notified the Company that it would conduct a special examination of the Company’s practices regarding payment of benefits under life insurance policies and annuities, termination of annuity payments, payments to holders of retained asset accounts, use of the Social Security Administration “Death Master Index” and other matters. This examination relates to matters also being examined by state departments of revenue (or equivalent state agencies) in a number of states under their respective unclaimed property laws. Subsequent similar notices were received from the Department and the New York and Massachusetts State Attorney General’s Offices. In connection with these audits and examinations, the Company has made a number of payments to beneficiaries and identified additional policies that are in the process of settlement or are being investigated for potential settlement. As a result of these ongoing inquiries, the Company recorded a charge to net income of $9 million, net of reserves, reinsurance recoverables and taxes, for the year ended December 31, 2011. The Company recorded an immaterial charge to net income in 2012. In October 2013, the Company entered into a Regulatory Settlement Agreement with 48 state Departments of Insurance that resolved the multi-state market conduct examination regarding claims practices and use of the Death Master Index. The Company and New York Life entered into a Global Resolution Agreement in June 2013 with 39 state departments of revenue (or equivalent state regulators) that settled the terms of the unclaimed property audit. No fine or penalty was imposed in connection with that Agreement.

Assessments

Most of the jurisdictions in which the Company is licensed to transact business require life insurers to participate in guaranty associations, which are organized to pay contractual benefits pursuant to insurance policies issued by impaired, insolvent or failed life insurers. These associations levy assessments, up to prescribed limits, on all member insurers in a particular state on the basis of the proportionate share of the premiums written by member insurers in the line of business in which the impaired, insolvent or failed life insurer is engaged. Some states permit member insurers to recover assessments through full or partial premium tax offsets.

The Company received notification of the insolvency of various life insurers. It is expected that these insolvencies will result in guaranty fund assessments against the Company of approximately $9 million and $41 million which have been accrued in Other liabilities in the accompanying Consolidated Statement of Financial Position for the years ended December 31, 2013 and 2012, respectively. The Company expects to recover $24 million and $28 million at December 31, 2013 and 2012, respectively, of premium offsets reflected in Other assets on the accompanying Consolidated Statement of Financial Position.

In 2011, New York Life committed to contribute $20 million, of which $10 million was allocated to the Company, to a voluntary fund that will be established to provide benefits to certain Executive Life Insurance Company of New York (“ELNY”) payees who otherwise would have had their contractual benefits reduced as a result of ELNY’s liquidation. In 2011, the cost to establish the liability of $10 million for the year ended December 31, 2011 is reflected in Operating expenses in the accompanying Consolidated Statement of Operations.

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

(a wholly owned subsidiary of New York Life Insurance Company)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

Guarantees

The Company, in the ordinary course of its business, has numerous agreements with respect to its related parties and other third-parties. In connection with such agreements there may be related commitments or contingent liabilities, which may take the form of guarantees. The Company believes the ultimate liability that could result from any such guarantees would not have a material adverse effect on the Company’s financial position.

Loaned Securities and Repurchase Agreements

The Company participates in a securities lending program for the purpose of enhancing income on certain securities held. At December 31, 2013 and 2012, $489 million and $451 million, respectively, of the Company’s fixed maturities were on loan to others. Such assets reflect the extent of the Company’s involvement in securities lending, not the Company’s risk of loss. At December 31, 2013 and 2012, the Company recorded cash collateral received under these agreements of $500 million and $461 million, respectively and established a corresponding liability for the same amount, which is included in Other liabilities in the accompanying Consolidated Statement of Financial Position. The Company did not hold collateral in the form of securities at December 31, 2013 and 2012.

The Company enters into agreements to purchase and resell securities, and agreements to sell and repurchase securities for the purpose of enhancing income on the securities portfolio. At December 31, 2013 and 2012, the Company had agreements to purchase and resell securities, which are reflected in the accompanying Consolidated Statement of Financial Position, totaling $101 million and $59 million at an average coupon rate of 0.01% and 0.20%, respectively. At December 31, 2013, the Company had no repurchase agreements outstanding. At December 31, 2012, the Company recorded a liability for agreements to sell and repurchase securities, which is reflected in Other Liabilities of the accompanying Consolidated Statement of Financial Position, totaling $75 million at an average coupon rate of 3.50%.

The following tables represents recognized repurchase agreements and securities lending transactions that are subject to an enforceable master netting agreement or similar agreement for the years ended December 31, 2013 and 2012 (in millions):

	December 31, 2013
	Gross Amounts of Recognized Financial Instruments	Gross Amounts Offset in the Statement of Financial Position	Net Amounts Presented in the Statement of Financial Position	Securities Collateral	Net Amount
Offsetting of Financial Assets:
Securities purchased under agreement to resell	$101	$–	$101	$(101)[1]	$–

Total Assets	$101	$–	$101	$(101)	$–

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

(a wholly owned subsidiary of New York Life Insurance Company)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

	December 31, 2012
	Gross Amounts of Recognized Financial Instruments	Gross Amounts Offset in the Statement of Financial Position	Net Amounts Presented in the Statement of Financial Position	Securities Collateral	Net Amount
Offsetting of Financial Assets:
Securities purchased under agreement to resell	$59	$–	$59	$(59)[2]	$–

Total Assets	$59	$–	$59	$(59)	$–

[1]

The actual collateral that is held by the custodian is $103 million, which was capped at the amount recorded in the Consolidated Statement of Financial Position in accordance with the authoritative guidance.

[2]

The actual collateral that is held by the custodian is $60 million, which was capped at the amount recorded in the Consolidated Statement of Financial Position in accordance with the authoritative guidance.

	December 31, 2013
	Gross Amounts of Recognized Financial Instruments	Gross Amounts Offset in the Statement of Financial Position	Net Amounts Presented in the Statement of Financial Position	Cash Collateral	Net Amount
Offsetting of Financial Liabilities:
Securities entered into a security lending agreement	$500	$–	$500	$(500)[1]	$–

Total Liabilities	$500	$–	$500	$(500)	$–

	December 31, 2012
	Gross Amounts of Recognized Financial Instruments	Gross Amounts Offset in the Statement of Financial Position	Net Amounts Presented in the Statement of Financial Position	Cash Collateral	Net Amount
Offsetting of Financial Liabilities:
Securities entered into a security lending agreement	$461	$–	$461	$(461)[2]	$–

Total Liabilities	$461	$–	$461	$(461)	$–

[1]	The amount shown is the cash collateral received and not the securities lent that remain on the Consolidated Statement of Financial Position and have a fair value of $489 million.

[2]	The amount shown is the cash collateral received and not the securities lent that remain on the Consolidated Statement of Financial Position and have a fair value of $451 million.

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

(a wholly owned subsidiary of New York Life Insurance Company)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

Liens

Several commercial banks have customary security interests in certain assets of the Company to secure potential overdrafts and other liabilities of the Company that may arise under custody, securities lending and other banking agreements with such banks.

NOTE 16 — INCOME TAXES

A summary of the components of the net total Income tax expense for the years ended December 31, 2013, 2012 and 2011, included in the accompanying Consolidated Statement of Operations are as follows (in millions):

	2013	2012	2011
Current:
Federal	$132	$174	$243
State and local	11	5	4
Foreign	1	–	1

	144	179	248
Deferred:
Federal	49	61	(160)

Total income tax expense	$193	$240	$88

Pursuant to the tax allocation agreement discussed in Note 3 — Significant Accounting Policies, as of December 31, 2013 and 2012, the Company recorded a net income tax payable to New York Life of $73 million and $60 million, respectively, included in Other liabilities in the accompanying Consolidated Statement of Financial Position.

The Company’s actual income tax expense for the years ended December 31, 2013, 2012 and 2011 differs from the expected amount computed by applying the U.S. statutory federal income tax rate of 35% for the following reasons:

	2013	2012	2011
Statutory federal income tax rate	35.0%	35.0%	35.0%
Tax exempt income	(4.3)	(2.1)	(4.6)
Audit Liability	0.4	0.1	0.1
Investment credits	(5.8)	(5.2)	(8.3)
Tax settlements	(3.5)	–	(1.3)
Other	0.7	0.4	0.5

Effective tax rate	22.5%	28.2%	21.4%

The Company recognized a tax benefit in 2013 of $30 million related to the settlement with the Appeals Office of the Internal Revenue Service (“IRS”) of issues for the 2002-2004 tax years.

Deferred income taxes are generally recognized, based on enacted tax rates, when assets and liabilities have different values for financial statement and tax purposes. The Company’s management has concluded that the deferred tax assets are more likely than not to be realized. Therefore, no valuation allowance has been provided.

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

(a wholly owned subsidiary of New York Life Insurance Company)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

The components of the net deferred tax liability reported in Other liabilities in the accompanying Consolidated Statement of Financial Position as of December 31, 2013 and 2012, are as follows (in millions):

	2013	2012
Deferred tax assets:
Future policyholder benefits	$770	$798
Employee and agents benefits	69	74
Other	19	30

Gross deferred tax assets	858	902

Deferred tax liabilities:
DAC	683	318
Investments	656	2,142
Other	187	170

Gross deferred tax liabilities	1,526	2,630

Net deferred tax liability	$668	$1,728

The Company has no net operating or capital loss carryforwards.

The Company’s federal income tax returns are routinely examined by the IRS and provisions are made in the financial statements in anticipation of the results of these audits. The IRS has completed audits through 2007. In 2013, the IRS began its examination of tax years 2008 through 2010. There were no material effects on the Company’s consolidated financial position and results of operations as a result of these audits. The Company believes that its recorded income tax liabilities are adequate for all open years.

A reconciliation of the beginning and ending amount of unrecognized tax benefits at December 31, 2013, 2012 and 2011 are as follows (in millions):

	2013	2012	2011
Beginning of period balance	$71	$71	$69
Reductions for tax positions of prior years	–	–	(2)
Additions for tax positions of prior year	3	–	–
Additions for tax positions of current year	–	–	4
Settlements with tax authorities	(3)	–	–

End of period balance	$71	$71	$71

As of December 31, 2013, 2012 and 2011, the Company had unrecognized tax benefits that, if recognized, would impact the effective tax rate by $5 million, $2 million and $2 million, respectively. Total interest expense associated with the liability for unrecognized tax benefits was $2 million for the years ended December 31, 2013, 2012 and 2011, and are included in Income tax expense in the accompanying Consolidated Statement of Operations. At December 31, 2013, 2012 and 2011, the Company had $12 million, $9 million and $7 million, respectively, of accrued interest associated with the liability for unrecognized tax benefits, which are reported in Other liabilities the accompanying Consolidated Statement of Financial Position. The $3 million increase from December 31, 2012 in accrued interest associated with the liability for unrecognized tax benefits is the result of an increase of $2 million of interest expense and a $1 million increase resulting from settlements with tax authorities. The $2 million increase from December 31, 2011 in accrued interest associated with the liability for unrecognized tax benefits is the result of interest expense. The Company does not anticipate any significant changes to its total unrecognized tax benefits within the next twelve months.

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

(a wholly owned subsidiary of New York Life Insurance Company)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

NOTE 17 — DEBT

Debt consisted of the following at December 31, 2013 and 2012 (in millions):

	2013	2012
Recourse debt
Promissory note — Aeolus	$2	$3

Total recourse debt	2	3

Non-recourse debt
Other	1	1

Total non-recourse debt	1	1

Total debt	$3	$4

Recourse Debt

The Company issued a promissory note on November 1, 2006, in the amount of $8 million at a fixed interest rate of 5.5% per annum in connection with the purchase of a membership interest in Aeolus Wind Power II LLC. The note calls for the Company to make quarterly payments of principal and interest with the first installment paid on January 31, 2007 and the final installment due on July 31, 2016. The note may not be prepaid in whole or in part and there are no collateral requirements. The carrying amount of the note was $2 million and $3 million at December 31, 2013 and 2012, respectively.

Non-Recourse Debt

At December 31, 2013 and 2012, the Company was required to consolidate one structured investment in which the Company is considered the primary beneficiary with an outstanding debt balance of $1 million and $1 million, respectively. Refer to Note 6 — Investments.

NOTE 18 — SUPPLEMENTAL CASH FLOW INFORMATION

Income taxes paid were $276 million, $233 million and $102 million during 2013, 2012 and 2011, respectively.

Total interest paid was $12 million, $17 million and $16 million during 2013, 2012 and 2011, respectively.

Non-cash transactions

In 2012, the Company determined it had misstated certain cash and non-cash items in 2011 within and between “Net cash provided by operating activities” and “Net cash used in investing activities” in the Company’s Consolidated Statement of Cash Flows and, therefore, such items were corrected for the year ended December 31, 2011. Although the Company does not consider these amounts to be material, the 2011 amounts were revised to conform to the current year presentation. As a result of the correction, “Net cash provided by operating activities” decreased by $153 million, and “Net cash used by investing activities” increased by $153 million due to the removal of capitalized interest on bonds which is a non-cash transaction.

In addition, offsetting adjustments of $5,299 million for the year ended December 31, 2011, were made to the “proceeds from” and “cost of” investments purchased within the investing section of the cash flow statement. These adjustments relate to the removal of “to be announced” (“TBA”) security purchase and sale commitments as they are non-cash transactions and the removal of dollar roll transactions as this is financing not investing

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

(a wholly owned subsidiary of New York Life Insurance Company)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

activity. This correction of the Company’s Consolidated Statement of Cash Flows did not impact the Company’s previously reported Consolidated Statement of Operations or the Consolidated Statement of Financial Position and, in particular, “Cash and cash equivalents” reported at the end of 2011 in the Company’s Consolidated Statement of Cash Flows remain unchanged.

There was a non-cash capital contribution transaction of $177 million in the form of the release of intercompany payables for the year ended December 31, 2011 from New York Life.

For the year ended December 31, 2013, the Company did not have other non-cash investing transactions.

Other non-cash investing transaction were $3 million for the year ended December 31, 2012, related to non-cash acquisitions of foreclosed property and non-redeemable preferred stock. Other non-cash investing transactions were $7 million for the year ended December 31, 2011, primarily related to transfers between mortgage loans, real estate and other invested assets.

NOTE 19 — STATUTORY FINANCIAL INFORMATION

The NAIC Accounting Practices and Procedures Manual (“NAIC SAP”) has been adopted as a component of prescribed or permitted practices by the state of Delaware. Prescribed statutory accounting practices include state laws and regulations. Permitted statutory accounting practices encompass accounting practices that are not prescribed; such practices differ from state to state, may differ from company to company within a state, and may change in the future. The state of Delaware has adopted all prescribed accounting practices found in NAIC SAP. The Company has one permitted practice related to certain separate account assets that are valued at book value instead of market value.

A reconciliation of the Company’s statutory surplus at December 31, 2013 and 2012 between NAIC SAP and practices prescribed or permitted by the Department is shown below (in millions):

	2013	2012
Statutory Surplus, Delaware Basis	$6,748	$6,399
State prescribed or permitted practices:
Presenting Guaranteed and Variable Universal Life Separate Accounts at book value	108	415

Statutory Surplus, NAIC SAP	$6,856	$6,814

Statutory net income for the years ended December 31, 2013, 2012 and 2011 was $798 million, $639 million and $294 million, respectively.

The Company is restricted as to the amounts it may pay as dividends to New York Life. Under Delaware Insurance Law, dividends on capital stock can be distributed only out of earned surplus. Furthermore, without prior approval of the Delaware Insurance Commissioner, dividends cannot be declared or distributed which exceed the greater of ten percent of the Company’s surplus or one hundred percent of net gain from operations. The Company did not pay or declare a dividend to its sole shareholder, New York Life, at December 31, 2013 or 2012. As of December 31, 2013, the amount of available and accumulated funds derived from earned surplus from which the Company can pay dividends is $2,795 million. The maximum amount of dividends that may be paid in 2014 without prior approval is $787 million.

NOTE 20 — SUBSEQUENT EVENTS

As of March 13, 2014, the date the financial statements were available to be issued, there have been no events occurring subsequent to the close of the Company’s books or accounts for the accompanying consolidated financial statements that would have a material effect on the financial condition of the Company.

Independent Auditor’s Report

To the Board of Directors and Stockholder of

New York Life Insurance and Annuity Corporation:

We have audited the accompanying consolidated financial statements of New York Life Insurance and Annuity Corporation and its subsidiaries (the “Company”), which comprise the consolidated statement of financial position as of December 31, 2013 and 2012, and the related consolidated statement of operations, of comprehensive income, of equity and of cash flows for each of the three years in the period ended December 31, 2013.

Management’s Responsibility for the Consolidated Financial Statements

Management is responsible for the preparation and fair presentation of the consolidated financial statements in accordance with accounting principles generally accepted in the United States of America; this includes the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of consolidated financial statements that are free from material misstatement, whether due to fraud or error.

Auditor’s Responsibility

Our responsibility is to express an opinion on the consolidated financial statements based on our audits. We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the consolidated financial statements are free from material misstatement.

An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the consolidated financial statements. The procedures selected depend on our judgment, including the assessment of the risks of material misstatement of the consolidated financial statements, whether due to fraud or error. In making those risk assessments, we consider internal control relevant to the Company’s preparation and fair presentation of the consolidated financial statements in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control. Accordingly, we express no such opinion. An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluating the overall presentation of the consolidated financial statements. We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.

Opinion

In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the financial position of New York Life Insurance and Annuity Corporation and its subsidiaries at December 31, 2013 and 2012, and the results of their operations and their cash flows for each of the three years in the period ended December 31, 2013 in accordance with accounting principles generally accepted in the United States of America.

Emphasis of Matter

As discussed in Note 5 to the consolidated financial statements, the Company changed the manner in which it accounts for the deferral of acquisition costs in 2012.

As disclosed in Note 11 to the consolidated financial statements, the Company has significant transactions with New York Life Insurance Company and its affiliates. Because of these relationships, it is possible that the terms of the transactions are not the same as those that would result from transactions among wholly unrelated parties.

March 13, 2014

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(NYLIAC) NI070

PART C. OTHER INFORMATION

ITEM 26.	EXHIBITS

Board of Directors Resolution

(a)	Resolution of the Board of Directors of NYLIAC establishing the Separate Account — Previously filed as Exhibit 1.(1) to Registrant’s initial Registration Statement on Form S-6, re-filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit 1.(1) to Registrant’s Post-Effective Amendment No. 4 on Form S-6 for NYLIAC Variable Universal Life Separate Account-I (File No. 033-64410), filed 4/25/97 and incorporated herein by reference.

(b)	Custodian Agreements. Not applicable.

(c)	Underwriting Contracts.

(c)(1)	Distribution Agreement between NYLIFE Securities Inc. and NYLIAC — Previously filed as Exhibit 1.(3)(a) to Post-Effective Amendment No. 1 to the registration statement on Form S-6 for NYLIAC MFA Separate Account-I (File No. 002-86084), re-filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit 1.(3)(a)(1) to Post-Effective Amendment No. 4 to the registration statement on Form S-6 for NYLIAC Variable Universal Life Separate Account-I (File No. 033-64410), filed 4/25/97 and incorporated herein by reference.

(c)(2)	Distribution Agreement between NYLIFE Distributors Inc. and NYLIAC — Previously filed as Exhibit (3)(b) to Post-Effective Amendment No. 1 to the Registration Statement on Form N-4 for NYLIAC Variable Annuity Separate Account-III (File No. 033-87382), filed 4/18/96 and incorporated herein by reference.

(c)(3)	Distribution and Underwriting Agreement, dated April 27, 2006, between New York Life Insurance and Annuity Corporation and NYLIFE Distributors LLC — Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (c)(3) to Post-Effective Amendment No. 16 on Form N-6 for NYLIAC Corporate Sponsored Variable Universal Life Separate Account-I (File No. 333-48300), filed 8/15/06 and incorporated herein by reference.

(d)	Contracts.

(d)(1)	Form of Policy for New York Life Variable Universal Life Accumulator (No. 308-30) — Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (d)(1) to the initial Registration Statement on Form N-6, for NYLIAC Variable Universal Life Separate Account-I (File No. 333-147707), filed 11/29/07 and incorporated herein by reference.

(d)(2)	Form of Policy for New York Life Survivorship Variable Universal Life Accumulator (No. 308-150) — Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (d)(3) to the initial Registration Statement on Form N-6, for NYLIAC Variable Universal Life Separate Account-I (File No. 333-147707), filed 11/29/07 and incorporated herein by reference.

(d)(3)	Monthly Deduction Waiver (MDW) Rider (No. 308-320) — Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (d)(5) to the initial Registration Statement on Form N-6, for NYLIAC Variable Universal Life Separate Account-I (File No. 333-147707), filed 11/29/07 and incorporated herein by reference.

(d)(4)	Guaranteed Insurability Rider — Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit 1.(5)(g) to Pre-Effective Amendment No. 1 to the registration statement on Form S-6 for NYLIAC Variable Universal Life Separate Account-I (File No. 333-79309), filed 7/23/99 and incorporated herein by reference.

(d)(5)	Living Benefits Rider — Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit 1.(5)(h) to Pre-Effective Amendment No. 1 to the registration statement on Form S-6 for NYLIAC Variable Universal Life Separate Account-I (File No. 333-79309), filed 7/23/99 and incorporated herein by reference.

(d)(6)	Insurance Exchange Rider (IER) — Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit 1.5(i) to the Pre-Effective Amendment No. 1 to the registration statement on Form S-6 for NYLIAC Variable Universal Life Separate Account-I (File No. 333-79309), filed 7/23/99 and incorporated herein by reference.

(d)(7)	Spouse’s Paid-Up Insurance Purchase Option (SPPO) Rider (No. 305-375) — Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (d)(9) to the initial Registration Statement on Form N-6, for NYLIAC Variable Universal Life Separate Account-I (File No. 333-147707), filed 11/29/07 and incorporated herein by reference.

(d)(8)	Life Estension Benefit (LEB) Rider (No. 308-350) — Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (d)(10) to the initial Registration Statement on Form N-6, for NYLIAC Variable Universal Life Separate Account-I (File No. 333-147707), filed 11/29/07 and incorporated herein by reference.

(d)(9)	Guaranteed Minimum Death Benefit (GMDB) Rider (No. 308-296) for New York Life Variable Universal Life Accumulator — Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (d)(11) to the initial Registration Statement on Form N-6, for NYLIAC Variable Universal Life Separate Account-I (File No. 333-147707), filed 11/29/07 and incorporated herein by reference.

(d)(10)	Guaranteed Minimum Death Benefit (GMDB) Rider (No. 308-295) for New York Life Survivorship Variable Universal Life Accumulator — Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (d)(12) to the initial Registration Statement on Form N-6, for NYLIAC Variable Universal Life Separate Account-I (File No. 333-147707), filed 11/29/07 and incorporated herein by reference.

(d)(11)	Term Insurance on Other Covered Insured (OCI) Rider (No.308-340) — Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (d)(13) to the initial Registration Statement on Form N-6, for NYLIAC Variable Universal Life Separate Account-I (File No. 333-147707), filed 11/29/07 and incorporated herein by reference.

(d)(12)	Accidental Death Benefit (ADB) Rider — Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit 1.5(a) to the Pre-Effective Amendment No. 1 to the registration statement on Form S-6 for NYLIAC Variable Universal Life Separate Account-I (File No. 333-79309), filed 7/23/99 and incorporated herein by reference.

(d)(13)	Level First To Die Term (FTD) Rider — Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit 1. (5)(c)(2) to Registrant’s Pre-Effective Amendment No. 1 on Form S-6 (File No. 333-39157), filed 4/3/98 and incorporated herein by reference.

(d)(14)	Estate Protection Rider (EPR) (No. 308-405) — Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (d)(16) to the initial Registration Statement on Form N-6, for NYLIAC Variable Universal Life Separate Account-I (File No. 333-147707), filed 11/29/07 and incorporated herein by reference.

(d)(15)	Overloan Protection Rider (OLP) (No. 308-940) — Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (d)(17) to the initial Registration Statement on Form N-6, for NYLIAC Variable Universal Life Separate Account-I (File No. 333-147707), filed 11/29/07 and incorporated herein by reference.

(d)(16)	Childern’s Insuance (CI) Rider (No. 793-345) — Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (d)(18) to the initial Registration Statement on Form N-6, for NYLIAC Variable Universal Life Separate Account-I (File No. 333-147707), filed 11/29/07 and incorporated herein by reference.

(d)(17)	Guaranteed Minimum Accumulation Benefit (GMAB) Rider (No. 312-670) — Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (d)(14) to Post-Effective Amendment No. 4 to the registration statement on Form N-6 for NYLIAC Variable Universal Life Separate Account-I (File No. 333-166664), filed 3/1/12 and incorporated herein by reference.

(d)(18)	Waiver of Specified Premium (WSP) Rider (No. 312-321) — Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (d)(15) to Post-Effective Amendment No. 4 to the registration statement on Form N-6 for NYLIAC Variable Universal Life Separate Account-I (File No. 333-166664), filed 3/1/12 and incorporated herein by reference.

(d)(19)	Form of Policy for Flexible Premium Variable Universal Life Insurance (No. 308-30) — Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (d)(20) to Post-Effective Amendment No. 9 to the Registration Statement on Form N-6 for NYLIAC Variable Universal Life Separate Account — I (File No. 333-147707), filed 4/26/12 and incorporated herein by reference.

(d)(20)	Form of Policy for Flexible Premium Survivorship Variable Universal Life Insurance (No. 308-150) — Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (d)(21) to Post-Effective Amendment No. 9 to the Registration Statement on Form N-6 for NYLIAC Variable Universal Life Separate Account — I (File No. 333-147707), filed 4/26/12 and incorporated herein by reference.

(e)	Applications.

(e)(1)	Form of application for a Policy — Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit 1.(10) to the initial registration statement on Form S-6 for NYLIAC Variable Universal Life Separate Account-I (File No. 333-57210), filed 3/19/01 and incorporated herein by reference.

(e)(2)	Form of application for a Policy (No. 209-500) — Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (e)(2) to the initial Registration Statement on Form N-6, for NYLIAC Variable Universal Life Separate Account-I (File No. 333-147707), filed 11/29/07 and incorporated herein by reference.

(e)(3)	Form of application for a Policy (No. 204-500) — Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (e)(1) to the initial Registration Statement on Form N-6 for NYLIAC Variable Universal Life Separate Account-I (File No.333-156513), filed 12/30/08 and incorporated herein by reference.

(e)(4)	Form of Application for a Policy (No. 211-500) — Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (e)(4) to to Post-Effective Amendment No. 5 to the Registration Statement on Form N-6 for NYLIAC Variable Universal Life Separate Account — I (File No. 333-156513), filed 4/17/12 and incorporated herein by reference.

(f)	Depositor’s Certificate of Incorporation and By-Laws.

(f)(1)	Restated Certificate of Incorporation of NYLIAC — Previously filed as Exhibit (6)(a) to the registration statement on Form S-6 for NYLIAC MFA Separate Account-I (File No. 002-86083), re-filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit 1.(6)(a) to the initial registration statement on Form S-6 for NYLIAC Corporate Sponsored Variable Universal Life Separate Account-I (File No. 333-07617), filed 7/3/96 and incorporated herein by reference.

(f)(1)(a)	Amended and Restated Certificate of Incorporation of NYLIAC (executed May 1, 2009) - Previously filed as Exhibit 6(a)(1) to the registration statement on Form N-4 for the NYLIAC MFA Separate Account - I (File No. 2-86083), filed 4/12/13 and incorporated herein by reference.

(f)(2)	By-Laws of NYLIAC — Previously filed as Exhibit (6)(b) to the registration statement on Form S-6 for NYLIAC MFA Separate Account-I (File No. 002-86083), re-filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit 1.(6)(b) to the initial registration statement on Form S-6 for NYLIAC Corporate Sponsored Variable Universal Life Separate Account-I (File No. 333-07617), filed 7/3/96 and incorporated herein by reference.

(f)(2)(a)	Amendments to By-Laws of NYLIAC — Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (6)(b)(2) to Pre-Effective Amendment No. 1 to the registration statement on Form S-6 for NYLIAC Variable Universal Life Separate Account-I (File No. 333-39157), filed 4/3/98 and incorporated herein by reference.

(f)(2)(b)	Amended and Restated By-Laws of NYLIAC (executed May 1, 2009) - Previously filed as Exhibit 6(b)(3) to the registration statement on Form N-4 for the NYLIAC MFA Separate Account - I (File No. 2-86083), filed 4/12/13 and incorporated herein by reference.

(g)	Reinsurance Contracts.

Specimen Automatic Reinsurance Agreement between NYLIAC and Certain Reinsurers Relating to Certain NYLIAC Variable Universal Life Policies — Previously filed in accordance with Regulation S-T, CFR 232.102(e) as Exhibit (g)(4) to Post-Effective Amendment No. 8 to the registration statement on Form N-6 for NYLIAC Variable Universal Life Separate Account-I (File No. 333-79309), filed 4/16/03 and incorporated herein by reference.

(h)	Participation Agreements.

(h)(1)	Stock Sale Agreement between NYLIAC and MainStay VP Series Fund, Inc. (formerly New York Life MFA Series Fund, Inc.) — Previously filed as Exhibit 1.(9) to Registrant’s Pre-Effective Amendment No. 1 on Form S-6, refiled as Exhibit 1.(9)(a) to Pre-Effective Amendment No. 1 to the registration statement on Form S-6 for NYLIAC Corporate Sponsored Variable Universal Life Separate Account-I (File No. 333-07617), filed 1/2/97 and incorporated herein by reference.

(h)(2)	Participation Agreement among The Alger American Fund, Fred Alger and Company, Incorporated and NYLIAC — Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit 1.(9)(b)(2) to Pre-Effective Amendment No. 1 to the registration statement on Form S-6 for NYLIAC Corporate Sponsored Variable Universal Life Separate Account-I (File No. 333-07617), filed 1/2/97 and incorporated herein by reference.

(h)(3)	Participation Agreement between Janus Aspen Series and NYLIAC — Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit 1.(9)(b)(3) to Pre-Effective Amendment No. 1 to the registration statement on Form S-6 for NYLIAC Corporate Sponsored Variable Universal Life Separate Account-I (File No. 333-07617), filed 1/2/97 and incorporated herein by reference.

(h)(4)	Participation Agreement among Morgan Stanley Universal Funds, Inc., Morgan Stanley Asset Management Inc. and NYLIAC — Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit 1.(9)(b)(4) to Pre-Effective Amendment No. 1 to the registration statement on Form S-6 for NYLIAC Corporate Sponsored Variable Universal Life Separate Account-I (File No. 333-07617), filed 1/2/97 and incorporated herein by reference.

(h)(5)	Amended and Restated Participation Agreement among Variable Insurance Products Funds, Fidelity Distributors Corporation and NYLIAC, as amended, dated November 23, 2009 — Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (8)(f) to Post-Effective Amendment No. 24 to the registration statement on Form N-4 for NYLIAC Variable Annuity Separate Account-I (File No. 033-53342), filed 4/12/10 and incorporated herein by reference.

(h)(6)	Form of Participation Agreement among T. Rowe Price Equity Series, Inc., T. Rowe Price Associates, Inc. and NYLIAC — Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (8)(h) to Post-Effective Amendment No. 7 to the registration statement on Form N-4 for NYLIAC Variable Annuity Separate Account-I (File No. 033-53342), filed 4/16/98 and incorporated herein by reference.

(h)(7)	Form of Participation Agreement among Van Eck Worldwide Insurance Trust, Van Eck Associates Corporation and NYLIAC — Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (8)(i) to Post-Effective Amendment No. 7 to the registration statement on Form N-4 for NYLIAC Variable Annuity Separate Account-I (File No. 033-53342), filed 4/16/98 and incorporated herein by reference.

(h)(8)	Form of Participation Agreement among MFS Variable Insurance Trust, Massachusetts Financial Services Company and NYLIAC — Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (8)(j) to Post-Effective Amendment No. 7 to the registration statement on Form N-4 for NYLIAC Variable Annuity Separate Account-I (File No. 033-53342), filed 4/16/98 and incorporated herein by reference.

(h)(9)	Form of Participation Agreement among Dreyfus Investment Portfolios, The Dreyfus Corporation, Dreyfus Service Corporation and NYLIAC — Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (9)(r) to Pre-Effective Amendment No. 1 to the registration statement on Form S-6 for NYLIAC Variable Universal Life Separate Account-I (File No. 333-57210), filed 6/4/01 and incorporated herein by reference.

(h)(10)	Form of Substitution Agreement among NYLIAC, MainStay Management LLC, and New York Life Investment Management LLC — Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (9)(s) to Pre-Effective Amendment No. 1 to the registration statement on Form S-6 for NYLIAC Variable Universal Life Separate Account-I (File No. 333-57210), filed 6/4/01 and incorporated herein by reference.

(h)(11)	Participation Agreement among Acacia Capital Corporation, Calvert Asset Management Company, Inc. and NYLIAC, as amended — Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit 1.(9)(b)(1) to Pre-Effective Amendment No. 1 to the registration statement on Form S-6 for NYLIAC Corporate Sponsored Variable Universal Life Separate Account-I (File No. 333-07617), filed 1/2/97 and incorporated herein by reference.

(h)(12)	Amendment dated 9/27/02 to Stock Sale Agreement dated 6/4/93 between NYLIAC and MainStay VP Series Fund, Inc. — Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (8)(n) to Post-Effective Amendment No. 18 to the registration statement on Form N-4 for NYLIAC Variable Annuity Separate Account-III (File No. 033-87382), filed 4/9/03 and incorporated herein by reference.

(h)(13)	Participation Agreement among New York Life Insurance and Annuity Corporation, MainStay VP Series Fund, Inc., and New York Life Investment Management LLC dated 10/7/04 — Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (8)(y) to Post-Effective Amendment No. 20 to the registration statement on Form N-4 for NYLIAC Variable Annuity Separate Account I (File No. 033-53342), filed 4/10/06 and incorporated herein by reference.

(h)(14)	Form of Participation Agreement among Royce Capital Fund, Royce & Associates, LLC and NYLIAC — Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (h)(19) to Post-Effective Amendment No. 10 to the registration statement on Form N-6 for NYLIAC Corporate Sponsored Variable Universal Life Separate Account-I (File No. 333-48300), filed 6/25/04 and incorporated herein by reference.

(h)(15)	Form of Participation Agreement by and among AIM Variable Insurance Funds, AIM Distributors, Inc. and NYLIAC — Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (h)(22) to Post-Effective Amendment No. 13 to the registration statement on Form N-6 for NYLIAC Corporate Sponsored Variable Universal Life Separate Account-I (File No. 333-48300), filed 9/15/05 and incorporated herein by reference.

(h)(16)	Form of Participation Agreement, dated May 1, 2007, among New York Life Insurance and Annuity Corporation, AllianceBernstein L.P. and AllianceBernstein Investments, Inc. — Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (h)(26) to Post-Effective Amendment No. 17 to the registration statement on Form N-6 for NYLIAC Corporate Sponsored Variable Universal Life Separate Account-I (File No. 333-48300), filed 4/18/07 and incorporated herein by reference.

(h)(17)	Form of Participation Agreement, dated May 1, 2007, among New York Life Insurance and Annuity Corporation, DWS Variable Series I, DWS Variable Series II, and DWS Investments VIT Funds, DWS Scudder Distributors, Inc. and Deutsche Investment Management Americas Inc. — Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (h)(27) to Post-Effective Amendment No. 17 to the registration statement on Form N-6 for NYLIAC Corporate Sponsored Variable Universal Life Separate Account-I (File No. 333-48300), filed 4/18/07 and incorporated herein by reference.

(h)(18)	Form of Participation Agreement among NYLIAC, PIMCO Variable Insurance Trust and PIMCO Advisors Distributors LLC — Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (h)(17) to Post-Effective Amendment No. 9 to the registration statement on Form N-6 for NYLIAC Corporate Sponsored Variable Universal Life Separate Account-I (File No. 333-48300), filed 4/14/04 and incorporated herein by reference.

(h)(19)	Form of Fund Participation Agreement, dated March 25, 2011, and effective as of May 1, 2011, between BlackRock Variable Series Funds, Inc., BlackRock Investments, LLC, and NYLIAC — Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit 8(b)(b) to Post-Effective Amendment No. 25 to the registration statement on Form N-4 for NYLIAC Variable Annuity Separate Account — I (File No. 033-53342), filed 4/14/11 and incorporated herein by reference.

(h)(20)	Form of Fund Participation Agreement among Neuberger Berman Advisers Management Trust, Neuberger Berman Management Inc. and NYLIAC — Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (9)(q) to Pre-Effective Amendment No. 1 to the registration statement on Form S-6 for NYLIAC Variable Universal Life Separate Account-I (File No. 333-57210), filed 6/4/01 and incorporated herein by reference.

(h)(21)	Form of Fund Participation Agreement, dated August 14, 2006, among New York Life Insurance and Annuity Corporation, Delaware VIP Trust, Delaware Management Company, and Delaware Distributors, L.P. — Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (h)(25) to Post-Effective Amendment No. 16 to the registration statement on Form N-6 for NYLIAC Corporate Sponsored Variable Universal Life Separate Account — I (File No. 333-48300), filed 8/15/06 and incorporated herein by reference.

(i)	Administrative Contracts.

(i)(1)	Service Agreement between Fred Alger Management, Inc. and NYLIAC — Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (i)(1) to Post-Effective Amendment No. 6 to the registration statement on Form N-6 for NYLIAC Variable Universal Life Separate Account-I (File No. 333-79309), filed 1/21/03 and incorporated herein by reference.

(i)(2)	Administrative Services Agreement between Dreyfus Corporation and NYLIAC — Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (i)(2) to Post-Effective Amendment No. 6 to the registration statement on Form N-6 for NYLIAC Variable Universal Life Separate Account-I (File No. 333-79309), filed 1/21/03 and incorporated herein by reference.

(i)(3)	Administrative Services Agreement between Janus Capital Corporation and NYLIAC — Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (i)(3) to Post-Effective Amendment No. 6 to the registration statement on Form N-6 for NYLIAC Variable Universal Life Separate Account-I (File No. 333-79309), filed 1/21/03 and incorporated herein by reference.

(i)(4)	Services Agreement between New York Life Investment Management LLC and NYLIAC — Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (i)(4) to Post-Effective Amendment No. 6 to the registration statement on Form N-6 for NYLIAC Variable Universal Life Separate Account-I (File No. 333-79309), filed 1/21/03 and incorporated herein by reference.

(i)(5)	Administrative Services Agreement between T. Rowe Price Associates, Inc. and NYLIAC — Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (i)(5) to Post-Effective Amendment No. 6 to the registration statement on Form N-6 for NYLIAC Variable Universal Life Separate Account-I (File No. 333-79309), filed 1/21/03 and incorporated herein by reference.

(i)(6)	Service Agreement between Fidelity Investments Institutional Operations Company, Inc. and NYLIAC — Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (i)(6) to Post-Effective Amendment No. 6 to the registration statement on Form N-6 for NYLIAC Variable Universal Life Separate Account-I (File No. 333-79309), filed 1/21/03 and incorporated herein by reference.

(i)(7)	Administrative Services Agreement between Massachusetts Financial Services Company and NYLIAC — Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (i)(8) to Post-Effective Amendment No. 3 to the registration statement on Form N-6 for NYLIAC Variable Universal Life Separate Account-I (File No. 333-57210), filed 2/12/03 and incorporated herein by reference.

(i)(8)	Administrative and Shareholder Services Agreement between Van Eck Worldwide Insurance Trust and NYLIAC — Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (i)(10) to Post-Effective Amendment No. 3 to the registration statement on Form N-6 for NYLIAC Variable Universal Life Separate Account-I (File No. 333-57210), filed 2/12/03 and incorporated herein by reference.

(i)(9)	Addendum to the Participation Agreement among Calvert Variable Series, Inc., Calvert Asset Management Company, Inc. and NYLIAC — Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (i)(11) to Post-Effective Amendment No. 3 to the registration statement on Form N-6 for NYLIAC Variable Universal Life Separate Account-I (File No. 333-57210), filed 2/12/03 and incorporated herein by reference.

(i)(10)	Administrative Services Agreement between New York Life Investment Management LLC and NYLIAC dated 1/1/05 — Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (8)(w) to Post-Effective Amendment No. 20 to the registration statement on Form N-4 for NYLIAC Variable Annuity Separate Account-I (File No. 033-53342), filed 4/10/06 and incorporated herein by reference.

(i)(11)	Administrative Services Agreement by and between Royce & Associates, LLC and NYLIAC — Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (8)(u) to Post-Effective Amendment No. 18 to the registration statement on Form N-4 for NYLIAC Variable Annuity Separate Account-I (File No. 033-53342), filed 4/12/05 and incorporated herein by reference.

(i)(12)	Form of Service Agreement by and between AIM Advisors, Inc. and NYLIAC — Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (i)(18) to Post-Effective Amendment No. 13 to the registration statement on Form N-6 for NYLIAC Corporate Sponsored Variable Universal Life Separate Account-I (File No. 333-48300), filed 9/15/05 and incorporated herein by reference.

(i)(13)	Form of Administrative Services Agreement, dated May 1, 2007, among New York Life Insurance and Annuity Corporation, AllianceBernstein L.P. and AllianceBernstein Investments, Inc. — Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (i)(23) to Post-Effective Amendment No. 17 to the registration statement on Form N-6 for NYLIAC Corporate Sponsored Variable Universal Life Separate Account-I (File No. 333-48300), filed 4/18/07 and incorporated herein by reference.

(i)(14)	Administrative Services Letter of Agreement, dated May 1, 2007, between Deutsche Investment Manager Americas, Inc. and NYLIAC — Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (i)(14) to Pre-Effective Amendment No. 1 to the registration statement on Form N-6 for NYLIAC Variable Universal Life Separate Account-I (File No. 333-147707), filed 4/14/08 and incorporated herein by reference.

(i)(15)	Administrative Service Agreement between Morgan Stanley & Co. Incorporated and NYLIAC — Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (i)(15) to Pre-Effective Amendment No. 1 to the registration statement on Form N-6 for NYLIAC Variable Universal Life Separate Account-I (File No. 333-147707), filed 4/14/08 and incorporated herein by reference.

(i)(16)	Services Agreement between PIMCO Variable Insurance Trust and NYLIAC — Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (i)(13) to Post-Effective Amendment No. 10 to the registration statement on Form N-6 for NYLIAC Variable Universal Life Separate Account-I (File No. 333-57210), filed 4/13/05 and incorporated herein by reference.

(i)(17)	Form of Administrative Services Agreement, dated March 25, 2011, and effective as of May 1, 2011, between BlackRock Advisors, LLC and NYLIAC — Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit 8(a)(a) to Post-Effective Amendment No. 25 to the registration statement on Form N-4 for NYLIAC Variable Annuity Separate Account — I (File No. 033-53342), filed 4/14/11 and incorporated herein by reference.

(i)(18)	Form of Distribution and Administrative Services Agreement, Class S Shares, between Neuberger Berman Management, Inc. and NYLIAC -Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (8)(w) to Post-Effective Amendment No. 19 to the registration statement on Form N-4 for NYLIAC Variable Annuity Separate Account-III (File No. 033-87382), filed 5/14/03 and incorporated herein by reference.

(i)(19)	Amended and Restated Administrative Services Agreement between New York Life Investment Management LLC and NYLIAC, dated February 17, 2012 – Previously filed in accordance with Regulation S-T 17 CFR 232.102(e) as Exhibit (8)(c)(c) to Post-Effective Amendment No. 26 to the registration statement on Form N-4 for NYLIAC Variable Annuity Separate Account – I (File No. 033-53342), filed 4/11/12 and incorporated herein by reference.

(i)(20)	Form of Service Agreement, dated May 1, 2007, between Delaware Distributors, L.P. and New York Life Insurance and Annuity Corporation — Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (i)(22) to Post-Effective Amendment No. 17 to the registration statement on Form N-6 for NYLIAC Corporate Sponsored Variable Universal Life Separate Account — I (File No. 333-48300), filed 4/18/07 and incorporated herein by reference.

(j)	Other Material Contracts.

(j)(1)	Powers of Attorney for Andrew F. Amenn, Corporate Vice President and Controller of NYLIAC — Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (j)(1) to Post-Effective Amendment No. 24 to the registration statement on Form N-6 for NYLIAC Variable Universal Life Separate Account-I (File No. 333-79309), filed 4/11/2014 and incorporated herein by reference.

(j)(2)	Powers of Attorney for David G. Bedard, Director of NYLIAC — Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (j)(2) to Post-Effective Amendment No. 24 to the registration statement on Form N-6 for NYLIAC Variable Universal Life Separate Account-I (File No. 333-79309), filed 4/11/2014 and incorporated herein by reference.

(j)(3)	Powers of Attorney for Christopher O. Blunt, Director, Executive Vice President and Co-President of Insurance and Agency Group of NYLIAC — Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (j)(3) to Post-Effective Amendment No. 24 to the registration statement on Form N-6 for NYLIAC Variable Universal Life Separate Account-I (File No. 333-79309), filed 4/11/2014 and incorporated herein by reference.

(j)(4)	Powers of Attorney for Frank M. Boccio, Director and Executive Vice President of NYLIAC — Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (j)(4) to Post-Effective Amendment No. 24 to the registration statement on Form N-6 for NYLIAC Variable Universal Life Separate Account-I (File No. 333-79309), filed 4/11/2014 and incorporated herein by reference.

(j)(5)	Powers of Attorney for John T. Fleurant, Director, Executive Vice President and Chief Financial Officer of NYLIAC — Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (j)(5) to Post-Effective Amendment No. 24 to the registration statement on Form N-6 for NYLIAC Variable Universal Life Separate Account-I (File No. 333-79309), filed 4/11/2014 and incorporated herein by reference.

(j)(6)	Powers of Attorney for Robert M. Gardner, Director of NYLIAC — Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (j)(6) to Post-Effective Amendment No. 24 to the registration statement on Form N-6 for NYLIAC Variable Universal Life Separate Account-I (File No. 333-79309), filed 4/11/2014 and incorporated herein by reference.

(j)(7)	Powers of Attorney for Matthew M. Grove, Director and Senior Vice President of NYLIAC — Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (j)(7) to Post-Effective Amendment No. 24 to the registration statement on Form N-6 for NYLIAC Variable Universal Life Separate Account-I (File No. 333-79309), filed 4/11/2014 and incorporated herein by reference.

(j)(8)	Powers of Attorney for John Y. Kim, Director, Executive Vice President and President of Investments Group of NYLIAC — Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (j)(8) to Post-Effective Amendment No. 24 to the registration statement on Form N-6 for NYLIAC Variable Universal Life Separate Account-I (File No. 333-79309), filed 4/11/2014 and incorporated herein by reference.

(j)(9)	Powers of Attorney for Steven D. Lash, Director and Senior Vice President of NYLIAC — Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (j)(9) to Post-Effective Amendment No. 24 to the registration statement on Form N-6 for NYLIAC Variable Universal Life Separate Account-I (File No. 333-79309), filed 4/11/2014 and incorporated herein by reference.

(j)(10)	Powers of Attorney for Theodore A. Mathas, Director, Chairman and President of NYLIAC — Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (j)(10) to Post-Effective Amendment No. 24 to the registration statement on Form N-6 for NYLIAC Variable Universal Life Separate Account-I (File No. 333-79309), filed 4/11/2014 and incorporated herein by reference.

(j)(11)	Powers of Attorney for Mark W. Pfaff, Director, Executive Vice President and Co-President of Insurance and Agency Group of NYLIAC — Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (j)(11) to Post-Effective Amendment No. 24 to the registration statement on Form N-6 for NYLIAC Variable Universal Life Separate Account-I (File No. 333-79309), filed 4/11/2014 and incorporated herein by reference.

(j)(12)	Powers of Attorney for Arthur H. Seter, Director, Senior Vice President and Chief Investment Officer of NYLIAC — Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (j)(12) to Post-Effective Amendment No. 24 to the registration statement on Form N-6 for NYLIAC Variable Universal Life Separate Account-I (File No. 333-79309), filed 4/11/2014 and incorporated herein by reference.

(j)(13)	Powers of Attorney for Joel M. Steinberg, Director, Senior Vice President, Chief Risk Officer and Chief Actuary of NYLIAC — Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (j)(13) to Post-Effective Amendment No. 24 to the registration statement on Form N-6 for NYLIAC Variable Universal Life Separate Account-I (File No. 333-79309), filed 4/11/2014 and incorporated herein by reference.

(j)(14)	Powers of Attorney for Susan A. Thrope, Director of NYLIAC — Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (j)(14) to Post-Effective Amendment No. 24 to the registration statement on Form N-6 for NYLIAC Variable Universal Life Separate Account-I (File No. 333-79309), filed 4/11/2014 and incorporated herein by reference.

(k)	Legal Opinion.

Opinion and consent of Thomas F. English, Esq. — Filed herewith.

(l)	Actuarial Opinion.

Opinion and consent of Karin A. Bombard, Actuary — Filed herewith.

(m)	Calculation.

(m)(1)	Sample Calculation of Illustrations for Accumulator VUL — Filed herewith.

(m)(2)	Sample Calculation of Illustrations for Accumulator SVUL — Filed herewith.

(n)	Other Opinions.

(n)	Consent of PricewaterhouseCoopers LLP — Filed herewith.

(o)	Omitted Financial Statements.

Not applicable.

(p)	Initial Capital Agreements.

Not applicable.

(q)	Redeemability Exemption.

(q)	Memorandum describing NYLIAC’s issuance, transfer and redemption procedures for the Policies Pursuant to
Rule 6e-3(T)(b)(12)(iii) — Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (q) to Post-Effective Amendment No. 12 to the Registration Statement on Form N-6 for NYLIAC Variable Universal Life Separate Account — I (File No. 333-147707), filed 11/18/13 and incorporated herein by reference.

ITEM 27.	DIRECTORS AND OFFICERS OF THE DEPOSITOR

The principal business address of each director and officer of NYLIAC is 51 Madison Avenue, New York, NY 10010.

Name:	Title:
Mathas, Theodore A.	Director, Chairman & President
Bedard, David G.	Director
Blunt, Christopher O.	Director, Executive Vice President & Co-President of Insurance and Agency Group
Boccio, Frank M.	Director & Executive Vice President
Fleurant, John T.	Director, Executive Vice President & Chief Financial Officer
Gardner, Robert M.	Director
Grove, Matthew M.	Director & Senior Vice President
Kim, John Y.	Director, Executive Vice President & President Investments Group
Lash, Steven D.	Director & Senior Vice President
Pfaff, Mark W.	Director, Executive Vice President & Co-President of Insurance and Agency Group
Seter, Arthur H.	Director, Senior Vice President & Chief Investment Officer
Steinberg, Joel M.	Director, Senior Vice President, Chief Risk Officer & Chief Actuary
Thrope, Susan A.	Director
Ashe, Christopher	Senior Vice President
Banaszek, Annamaria	Senior Vice President
Bennett, Joseph M.	Senior Vice President
Berlin, Scott L.	Senior Vice President
Cole, Thomas	Senior Vice President
Del Secolo, Michael	Senior Vice President & Chief Technology Officer
DeSanto, Craig L.	Senior Vice President & Actuary
DiMella, Robert A.	Senior Vice President
DiRago, John C.	Senior Vice President
English, Thomas F.	Senior Vice President & Chief Legal Officer
Fisher, Stephen P.	Senior Vice President
Girard, Thomas J.	Senior Vice President
Hebron, Robert J.	Senior Vice President
Hendry, Thomas A.	Senior Vice President & Treasurer
Lawton, Drew E.	Senior Vice President
Loffredo, John M.	Senior Vice President
Malloy, Anthony R.	Senior Vice President
McInerney, Barbara J.	Senior Vice President & Chief Compliance Officer
Oleske, Michael M.	Senior Vice President & Chief Tax Counsel
Paternoster, Susan L.	Senior Vice President
Pell, Gideon A.	Senior Vice President
Phlegar, Jeffrey S.	Senior Vice President
Roberts, Dan C.	Senior Vice President
Rocchi, Gerard A.	Senior Vice President
Senser, Jerrold K.	Senior Vice President
Shively, George S.	Senior Vice President
Talgo, Mark W.	Senior Vice President
Warren, Julia A.	Senior Vice President
Yoon, Jae	Senior Vice President
Abramo, Stephen	Vice President
Ascione, Mitchell P.	Vice President
Attias, Steven	Vice President & Chief Information Security Officer
Bain, Karen A.	Vice President - Tax
Bartlett, Judy R.	Vice President & Associate Legal Officer
Barton, Jacqueline M.	Vice President
Bonvouloir, John	Vice President
Brill, Elizabeth	Vice President & Actuary
Carbone, Jeanne M.	Vice President
Carey, Christopher H.	Vice President
Chen, Roger	Vice President
Cohen, Louis N.	Vice President
Cristallo, James J.	Vice President & Actuary
Cunningham, Paul K.	Vice President
DeToro, Karen J.	Vice President
Dial, Robert H.	Vice President
Diaz, Mayra L.	Vice President
Donnelly, Kathleen A.	Vice President
Dubrow, Michael G.	Vice President
Feinstein, Jonathan	Vice President
Ferguson, Robert E.	Vice President
Ferraro, Anthony	Vice President & Actuary
Fitzgerald, Edward J.	Vice President
Fong, Michael	Vice President & Actuary
Frawley, Stephanie A.	Vice President
Furlong, Brian	Vice President
Gangemi, Thomas J.	Vice President
Gardner, Robert M.	Vice President
Goldstein, Ross M.	Vice President
Grecco, Nicholas	Vice President
Greene, Paul G.	Vice President
Hamrick, Jane L.	Vice President & Actuary
Hoffman, Eric S.	Vice President
Huang, Dylan W.	Vice President & Actuary
Hynes, Joseph E.	Vice President
Hynes, Robert J.	Vice President
Karmen, Robert	Vice President & Associate Legal Officer
Kimble, Michael	Vice President
Koltisko, Joseph D.	Vice President
Kraus, Linda M.	Vice President
Kravitz, Jodi L.	Vice President & Actuary
Kuan, Melissa	Vice President
Lackey, Michael P.	Vice President
Lamp, Karen J.	Vice President & Associate Legal Officer
Leber, Richard B.	Vice President, Associate Legal Officer & Assistant Secretary
Lenz, Scott L.	Vice President & Associate Tax Counsel
Loutrel, Brian C.	Vice President & Chief Privacy Officer
Lynn, Eric J.	Vice President & Actuary
Marinaccio, Ralph S.	Vice President
McDermott, Gail A.	Vice President
McGinnis, Timothy M.	Vice President
McNamara, Stephen J.	Vice President & Actuary
Moffitt, Eric A.	Vice President
Morris, Ryan J.	Vice President & Actuary
Multer, Corey B.	Vice President
Murphy, Marijo F.	Vice President
Nachman, Charles E.	Vice President
Navarro, Kathleen	Vice President
Pasyanos, Nicholas	Vice President & Actuary
Perry, Valerie L.	Vice President - Underwriting
Petty, Mike	Vice President
Quartararo, Paul	Vice President & Chief Medical Officer
Reimer, Linda M.	Vice President & Associate Legal Officer
Rubin, Janis C.	Vice President
Rzad, Amaury J.	Vice President
Schwartz, Richard C.	Vice President & Actuary
Scialabba, Angelo J.	Vice President
Seewald, Scott R.	Vice President
Shannon, Joseph J.	Vice President
Silber, Irwin	Vice President & Actuary
Smith, Kevin M.	Vice President
Sorg, Thomas C.	Vice President
Suryapranata, Monica	Vice President & Actuary
Tate, William P.	Vice President
Troeller, Thomas J.	Vice President & Actuary
Vaccaro, John	Vice President
Wagenseil, Taylor	Vice President
Wagner, Robin M.	Vice President
Walsh, Richard M.	Vice President
Weinstein, Scott W.	Vice President
Wion, Matthew D.	Vice President & Actuary
Yashnyk, Michael A.	Vice President
Zeng, Paul	Vice President & Actuary
Tillotson, Sandra G.	Associate Legal Officer
Bidwell, Anna Louise	Associate Legal Officer & Secretary

ITEM 28.	PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH DEPOSITOR OR REGISTRANT

The Depositor, NYLIAC, is a wholly-owned subsidiary of New York Life Insurance Company (“New York Life”). The Registrant is a segregated asset account of NYLIAC. The following chart indicates persons presumed to be controlled by New York Life(+), unless otherwise indicated. Subsidiaries of other subsidiaries are indented accordingly, and ownership is 100% unless otherwise indicated.

Name	Jurisdiction of Organization	Percent of Voting Securities Owned
ICAP Funds Inc.	Maryland
The MainStay Funds(1)	Massachusetts
MainStay VP Funds Trust(1)(2)	Maryland
MainStay Funds Trust	Delaware
New York Life Insurance and Annuity Corporation	Delaware
Pacific Square Investments LLC	Delaware
29 Park Investments No. 2 Limited	Cayman Islands
NYLIFE LLC	Delaware
Eagle Strategies LLC	Delaware

(1)	Registered investment company as to which New York Life (“NYL”) and/or its subsidiaries perform one or more of the following services: investment management, administrative, distribution, transfer agency and underwriting services. It is not a subsidiary of NYL and is included for informational purposes only.
(2)	New York Life Investment Management LLC serves as investment adviser to this entity, the shares of which are held of record by separate accounts of NYLIAC. New York Life disclaims any beneficial ownership and control of this entity. New York Life and NYLIAC as depositors of said separate accounts have agreed to vote their shares as to matters covered in the proxy statement in accordance with voting instructions received from holders of variable annuity and variable life insurance policies at the shareholders meeting of this entity. It is not a subsidiary of New York Life, but is included here for informational purposes only.
(+)	By including the indicated corporations in this list, New York Life is not stating or admitting that said corporations are under its actual control; rather, these corporations are listed here to ensure full compliance with the requirements of this Form N-6.

Name	Jurisdiction of Organization	Percent of Voting Securities Owned
(NYLIFE LLC subsidiaries cont.)
New York Life Capital Corporation	Delaware
NYL Management Limited	United Kingdom
NYLUK I Company	United Kingdom
NYLUK II Company	United Kingdom
Gresham Mortgage	United Kingdom
W Construction Company	United Kingdom
WUT	United Kingdom
WIM (AIM)	United Kingdom
New York Life Trust Company	New York
NYL Executive Benefits LLC	Delaware
NYLIFE Securities LLC	Delaware
NYLINK Insurance Agency Incorporated	Delaware

Name	Jurisdiction of Organization	Percent of Voting Securities Owned
Biris Holdings LLC	(Delaware)
NYL Investors LLC	(Delaware)
NYL Wind Investments LLC	(Delaware)
New York Life Short Term Fund[1]	(New York)
NYLIFE Insurance Company of Arizona	(Arizona)
29 Park Investments No. 1 Limited	(Cayman Islands)
New York Life Insurance and Annuity Corporation	(Delaware)
Pacific Square Investments LLC	(Delaware)
29 Park Investments No. 2 Limited	(Cayman Islands)
New York Life Enterprises LLC	(Delaware)
SEAF Sichuan SME Investment Fund LLC	(Delaware)	(39.98%)
New York Life International Holdings Limited	(Mauritius)	(8%)[2]
New York Life International India Fund (Mauritius) LLC	(Mauritius)	(92.97%)
NYL Cayman Holdings Ltd.	(Cayman Islands)
NYL Worldwide Capital Investments LLC	(Delaware)
NYLIFE Thailand, Inc.	(Delaware)
PMCC Ltd.	(Thailand)	(100%)
NYLI-VB Asset Management Co. (Mauritius) LLC	(Mauritius)	(90%)
Seguros Monterrey New York Life, S.A. de C.V.	(Mexico)	(99.998%)[3]
Administradora de Conductos SMNYL, S.A. de C.V.	(Mexico)	(99%)
Agencias de Distribucion SMNYL, S.A. de C.V.	(Mexico)	(99%)
New York Life Investment Management Holdings LLC	(Delaware)
Institutional Capital LLC	(Delaware)
MacKay Shields LLC	(Delaware)
MacKay Shields Core Plus Opportunities Fund GP LLC	(Delaware)
MacKay Shields Core Plus / Opportunities Fund LP	(Delaware)
MacKay Municipal Managers Opportunities GP LLC	(Delaware)
MacKay Municipal Opportunities Master Fund, L.P.	(Delaware)
MacKay Municipal Opportunities Fund, L.P.	(Delaware)
MacKay Municipal Managers Credit Opportunities GP LLC	(Delaware)
MacKay Municipal Credit Opportunities Master Fund, L.P.	(Delaware)
MacKay Municipal Credit Opportunities Fund, L.P.	(Delaware)
MacKay Municipal Short Term Opportunities Fund GP LLC	(Delaware)
MacKay Municipal Short Term Opportunities Fund LP	(Delaware)
Plainview Funds plc	(Ireland)	(50%) (MacKay Shields Employee: 50%)
MacKay Shields High Yield Active Core Fund GP LLC	(Delaware)
MacKay Shields High Yield Active Core Fund LP	(Delaware)
MacKay Shields Credit Strategy Fund Ltd	(Cayman Islands)
MacKay Shields Defensive Bond Arbitrage Fund Ltd.	(Bermuda)	(18.64%)[4]
MacKay Shields Core Plus Opportunities Fund Ltd.	(Cayman Islands)
MacKay Shields General Partner (L/S) LLC	(Delaware)
MacKay Shields Long/Short Fund LP	(Delaware)
MacKay Shields Long/Short Fund (Master) LP	(Delaware)
MacKay Shields Long/Short Fund (QP) LP	(Delaware)
MacKay Shields Long/Short Fund (Offshore) LP	(Cayman Islands)
MacKay Shields Credit Strategy Partners LP	(Delaware)
MacKay Shields Core Fixed Income Fund GP LLC	(Delaware)
MacKay Shields Core Fixed Income Fund LP	(Delaware)
MacKay Shields Income Opportunities Fund GP, LLC	(Delaware)
MacKay Shields Income Opportunities Delaware Fund, L.P.	(Delaware)
MacKay Shields Income Opportunities Master Fund I, L.P.	(Delaware)
MacKay Shields Income Opportunities Master Fund II, L.P.	(Delaware)
MacKay Shields Income Opportunities Master Fund III, L.P.	(Delaware)
MacKay Shields Income Opportunities SPV 2, LLC	(Delaware)
MacKay Shields (International) Ltd.	(UK)	(“MSIL”)
MacKay Shields (Services) Ltd.	(UK)	(“MSSL”)
MacKay Shields UK LLP	(UK)	(MSIL: 99%; MSSL: 1%)
MacKay Shields Global Derivatives LLC	(Delaware)
Madison Capital Funding LLC	(Delaware)
Faraday Holdings, LLC	(Delaware)	(17.75%)
Interior Specialists, Inc.	(California)
Heritage Interiors ISI, LLC	(Arizona)
SuperFloors ISI, LLC	(Washington)
IDG Holdco, LLC	(Delaware)	(45.24%)
Identity Group Holdings Corp.	(Delaware)
Identity Group Holdings LLC	(Delaware)
Business Stationery LLC	(Ohio)
IDG, LLC	(Delaware)
SigLet, Inc.	(Delaware)
Redi-Tag Corporation	(California)
Graphics Systems, Inc.	(Kansas)
Scott Sign Systems, Inc.	(Florida)
AdMart Attractions, Inc.	(New York)
MCF Co-Investment GP, LLC	(Delaware)
MCF Co-Investment GP, LP	(Delaware)
Madison Capital Funding Co-Investment Fund, LP	(Delaware)
Madison Avenue Loan Fund GP LLC	(Delaware)
Madison Avenue Loan Fund LP	(Delaware)
MCF Fund I LLC	(Delaware)
PSA-MHF Acquisition, LLC	(Delaware)	(28.3%)
Warwick McAlester Holdings, LLC	(Delaware)
Chancellor Lane, LLC (dba Sullivan Flotation Systems, Inc)	(Delaware)
Electric Avenue, LLC (dba Atlantic-Meeco Holding, Inc.)	(Delaware)
WDC Liquidation Trust	(Control is through MFC acting as Trustee-no voting)
MCF Capital Management LLC (“MCFCMLLC”)	(Delaware)
Young America Holdings, LLC (“YAH”)	(Delaware)	(36.35%)[9]
YAC.ECOM Incorporated	(Minnesota)
Young America, LLC (“YALLC”)	(Minnesota)
Global Fulfillment Services, Inc.	(Arizona)
SourceOne Worldwide, Inc.	(Minnesota)
YA Canada Corporation	(Nova Scotia, Canada)
Cornerstone Capital Management Holdings LLC	(Delaware)
Cornerstone Capital Management, LLC	(Delaware)	(51%)
Madison Square Investors Asian Equity Market Neutral Master Fund Ltd.	(Cayman Is.)
Cornerstone Capital Management Large-Cap Enhanced Index Fund GP, LLC	(Delaware)
Cornerstone Capital Management Large-Cap Enhanced Index Fund, L.P.	(Delaware)
GoldPoint Partners LLC	(Delaware)
New York Life Capital Partners, L.L.C.	(Delaware)
New York Life Capital Partners, L.P.	(Delaware)
New York Life Capital Partners II, L.L.C.	(Delaware)
New York Life Capital Partners II, L.P.	(Delaware)
New York Life Capital Partners III GenPar GP, LLC	(Delaware)
New York Life Capital Partners III GenPar, L.P.	(Delaware)
New York Life Capital Partners III, L.P.	(Delaware)
NYLCAP III RBG Corp.	(Delaware)
New York Life Capital Partners III-A, L.P.	(Delaware)
NYLCAP III-A RBG Corp.	(Delaware)
New York Life Capital Partners IV GenPar GP, LLC	(Delaware)
New York Life Capital Partners IV GenPar, L.P.	(Delaware)
New York Life Capital Partners IV, L.P.	(Delaware)
New York Life Capital Partners IV-A, L.P.	(Delaware)
GoldPoint Partners Co-Investment V GenPar GP LLC	(Delaware)
GoldPoint Partners Co-Investment V GenPar, L.P.	(Delaware)
GoldPoint Partners Co-Investment V, L.P.	(Delaware)
GoldPoint Partners Co-Investment V ECI Blocker Holdco A, LP	(Delaware)
GoldPoint Partners Co-Investment V ECI Blocker A, LP	(Delaware)
GoldPoint Partners Co-Investment V ECI Blocker Holdco B, LP	(Delaware)
GoldPoint Partners Co-Investment V ECI Blocker B, LP	(Delaware)
NYLCAP 2010 Co-Invest GenPar GP, LLC	(Delaware)
NYLCAP 2010 Co-Invest GenPar L.P.	(Delaware)
NYLCAP 2010 Co-Invest L.P.	(Delaware)
NYLCAP 2010 Co-Invest ECI Blocker Holdco A L.P.	(Delaware)
NYLCAP 2010 Co-Invest ECI Blocker A L.P.	(Delaware)
NYLCAP 2010 Co-Invest ECI Blocker Holdco B L.P.	(Delaware)
NYLCAP 2010 Co-Invest ECI Blocker B L.P.	(Delaware)
NYLCAP 2010 Co-Invest ECI Blocker Holdco C L.P.	(Delaware)
NYLCAP 2010 Co-Invest ECI Blocker C L.P.	(Delaware)
NYLCAP 2010 Co-Invest ECI Blocker Holdco D L.P.	(Delaware)
NYLCAP 2010 Co-Invest ECI Blocker D L.P.	(Delaware)
NYLCAP 2010 Co-Invest ECI Blocker Holdco E L.P.	(Delaware)
NYLCAP 2010 Co-Invest ECI Blocker E L.P.	(Delaware)
NYLCAP 2010 Co-Invest ECI Blocker Holdco F L.P.	(Delaware)
NYLCAP 2010 Co-Invest ECI Blocker F L.P.	(Delaware)
NYLCAP 2010 Co-Invest ECI Blocker Holdco G L.P.	(Delaware)
NYLCAP 2010 C0-Invest ECI Blocker G L.P.	(Delaware)
NYLCAP Canada GenPar Inc.	(Canada)
NYLCAP Select Manager Canada Fund, LP	(Canada)
NYLCAP Canada II GenPar Inc.	(Canada)
NYLCAP Select Manager Canada Fund II, L.P.	(Canada)
NYLIM Mezzanine GenPar GP, LLC	(Delaware)
NYLIM Mezzanine GenPar, LP	(Delaware)
New York Life Investment Management Mezzanine Partners, LP	(Delaware)
NYLIM Mezzanine Partners Parallel Fund, LP	(Delaware)
NYLIM Mezzanine Partners II GenPar GP, LLC	(Delaware)
NYLIM Mezzanine Offshore Partners II, LP	(Cayman Islands)
NYLIM Mezzanine Partners II GenPar, LP	(Delaware)
New York Life Investment Management Mezzanine Partners II, LP	(Delaware)
NYLIM Mezzanine II Luxco S.à.r.l.	(Luxembourg)
NYLIM Mezzanine Partners II Parallel Fund, LP	(Delaware)
NYLIM Mezzanine II Parallel Luxco S.à.r.l.	(Luxembourg)
Voice Holdco Ltd.	(Nova Scotia, Canada)	(27%)[9]
Voice Holdings Ltd.	(Nova Scotia, Canada)
Voice Construction Ltd.	(Alberta, Canada)
Voice Construction Opco ULC	(Alberta, Canada)
NYLCAP Mezzanine Partners III GenPar GP, LLC	(Delaware)
NYLCAP Mezzanine Offshore Partners III-S GP, Limited	(Scotland)
NYLCAP Mezzanine Partners III GenPar, LP	(Delaware)
NYLCAP Mezzanine Partners III-K Fund, LP	(Delaware)
NYLCAP Mezzanine Offshore Partners III-S, LP	(Scotland)
NYLCAP Mezzanine Partners III, LP	(Delaware)
NYLCAP Mezzanine III Luxco S.à.r.l.	(Luxembourg)
NYLCAP Mezzanine Partners III Parallel Fund, LP	(Delaware)
NYLCAP Mezzanine Partners III 2012 Co-Invest, LP	(Delaware)
NYLCAP Mezzanine III 2012 Luxco S.à.r.l	(Luxembourg)
NYLCAP Mezzanine Partners III 2012 Co-Invest ECI Blocker Holdco A, LP	(Delaware)
NYLCAP Mezzanine Partners III 2012 Co-Invest ECI Blocker A, LP	(Delaware)
NYLCAP Mezzanine Partners III 2012 Co-Invest ECI Blocker Holdco B, LP	(Delaware)
NYLCAP Mezzanine Partners III 2012 Co-Invest ECI Blocker B, LP	(Delaware)
NYLCAP Mezzanine Offshore Partners III, L.P.	(Cayman Islands)
NYLCAP Select Manager GenPar GP, LLC	(Delaware)
NYLCAP Select Manager GenPar, LP	(Delaware)
NYLCAP Select Manager Fund, LP	(Delaware)
NYLCAP Select Manager Cayman Fund, LP	(Cayman Islands)
NYLCAP Select Manager II GenPar GP, LLC	(Delaware)
NYLCAP Select Manager II GenPar, L.P.	(Cayman Islands)
NYLCAP Select Manager Fund II, L.P.	(Cayman Islands)
NYLCAP India Funding LLC	(Delaware)
NYLIM-JB Asset Management Co., LLC	(Mauritius)	(24.66%)[5]
New York Life Investment Management India Fund II, LLC	(Mauritius)
New York Life Investment Management India Fund (FVCI) II, LLC	(Mauritius)
NYLCAP India Funding III LLC	(Delaware)
NYLIM-Jacob Ballas Asset Management Co. III, LLC	(Mauritius)	(24.66%)[6]
NYLIM Jacob Ballas India Fund III (Mauritius) LLC
NYLIM Jacob Ballas Capital India (FVCI) III (Mauritius) LLC
NYLIM Jacob Ballas India (FII) III (Mauritius) LLC
NYLCAP Holdings	(Mauritius)
Jacob Ballas Capital India PVT. Ltd.	(Mauritius)	(23.30%)
NYLIM Service Company LLC	(Delaware)
NYL Workforce GP LLC	(Delaware)
New York Life Investment Management LLC	(Delaware)
New York Life Investment Management (U.K.) Limited	(United Kingdom)
NYLIM Large Cap Enhanced Index Fund p.l.c.	(Ireland)
NYLIM Fund II GP, LLC	(Delaware)
NYLIM Real Estate Mezzanine Fund II, LP	(Delaware)
NYLIM-TND, LLC	(Delaware)
NYLIM-DCM, LLC	(Delaware)
NYLIM-MM, LLC	(Delaware)
DCM-N, LLC	(Delaware)	(80%)
DCM Warehouse Series A, LLC	(Delaware)
DCM Warehouse Series One, LLC	(Delaware)
Sixteen West Savannah, LLC	(Indiana)
Metropolis II Construction, LLC	(Delaware)
Streets Las Vegas, LLC	(Arizona)	(90%)
NYLIM RE Mezzanine Fund II Investment Corporation	(Delaware)
NYLIM-GCR Fund I, LLC	(Delaware)	(50%)
WFHG GP, LLC	(Delaware)	(50%)
Workforce Housing Fund I-2007 LP	(Delaware)
New York Life Investments International Limited	(Ireland)
New York Life Investment Management Holdings International S.a.r.l	(Luxembourg)
New York Life Investment Management Holdings II International S.a.r.l	(Luxembourg)
New York Life Investment Management Europe S.a.r.l	(Luxembourg)
NYLIFE Distributors LLC	(Delaware)
NYLIM Holdings NCVAD GP, LLC	(Delaware)
McMorgan Northern California Value Add/Development Fund I, L.P.	(Delaware)	(50%)
MNCVAD-IND Greenwood CA LLC	(Delaware)
MNCVAD-IND Concourse CA LLC	(Delaware)
MNCVAD-IND Norris Canyon CA LLC	(Delaware)
MNCVAD-CP Norris Canyon LLC	(Delaware)	(94%)
Private Advisors L.L.C.	(Delaware)	(60%)
Alternative Fund LV, LLC	(Delaware)
Alternative Fund LV II, LLC	(Delaware)
Private Advisors Alternative Asset Fund LLC	(Delaware)
PACIF Carry Parent, LLC	(Delaware)
PACIF Carry, LLC	(Delaware)
PACIF GP, LLC	(Delaware)
Private Advisors Coinvestment Fund, LP	(Delaware)
PACIF II GP, LLC	(Delaware)
Private Advisors Coinvestment Fund II LP	(Delaware)
PACIF II Carry Parent, LLC	(Delaware)
PACIF II Carry, LLC	(Delaware)
PACIF III GP, LLC	(Delaware)
Private Advisors Coinvestment Fund III, LP	(Delaware)
PACIF III Carry Parent, LLC	(Delaware)
PACIF III Carry, LLC	(Delaware)
Private Advisors Distressed Opportunities Fund, L.P.	(Delaware)
PA Hedged Equity Fund, L.P.	(Delaware)
Private Advisors Hedged Equity Fund (QP), L.P.	(Delaware)
Private Advisors Hedged Equity Master Fund	(Delaware)[7]
PAPEF GP, LLC	(Delaware)
Private Advisors Private Equity Fund, L.P.	(Delaware)
PAPEF Carry Parent, LLC	(Delaware)
PAPEF Carry, LLC	(Delaware)
Private Advisors Income Fund, L.P.	(Delaware)
Private Advisors Small Company Buyout Fund, L.P.	(Delaware)	(“PASCBF”)
Private Advisors Alternative Small Company Buyout Fund, L.P.	(Delaware)	(“PAASCBF”)
Small Company Buyout Blocker Corp.	(Delaware)	(“Smallco Blocker”)
Small Company Buyout ECI, LP	(Delaware)	(PASCBF: 88.6%; Smallco Blocker: 11.4%)
Small Company Buyout Holding, LP	(Delaware)	(PASCBF: 88.6%; PAASCBF: 11.4%)
Private Advisors Small Company Buyout Fund II, L.P.	(Delaware)
PASCBF III GP, LLC	(Delaware)
Private Advisors Small Company Buyout Fund III, LP	(Delaware)
PASCBF IV GP, LLC	(Delaware)
Private Advisors Small Company Buyout Fund IV, LP	(Delaware)
PASCBF IV Carry Parent, LLC	(Delaware)
PASCBF IV Carry, LLC	(Delaware)
PASCBF V GP, LLC	(Delaware)
Private Advisors Small Company Buyout Fund V, LP	(Delaware)
Private Advisors Small Company Buyout Fund V–ERISA Fund, LP	(Delaware)
PASCBF V Carry Parent, LLC	(Delaware)
PASCBF Carry, LLC	(Delaware)
Montpelier Carry Parent, LLC	(Delaware)	(PALLC: 50%; MCFCMLLC: 50%)
Montpelier Carry, LLC	(Delaware)
Montpelier GP, LLC	(Delaware)	(PALLC: 50%; MCFCMLLC: 50%)
Montpelier Fund, L.P.	(Delaware)
The Hedged Strategies Fund, LLC	(Delaware)
Cuyahoga Capital Partners I Management Group, LLC	(Delaware)
Cuyahoga Capital Partners I, L.P.	(Delaware)
Cuyahoga Capital Partners II Management Group LLC	(Delaware)
Cuyahoga Capital Partners II LP	(Delaware)
Cuyahoga Capital Partners III Management Group LLC	(Delaware)
Cuyahoga Capital Partners III LP	(Delaware)
Cuyahoga Capital Partners IV Management Group LLC	(Delaware)
Cuyahoga Capital Partners IV LP	(Delaware)
Cuyahoga Capital Emerging Buyout Partners Management Group LLC	(Delaware)
Cuyahoga Capital Emerging Buyout Partners LP	(Delaware)
Madison Core Property Fund LLC	(Delaware)	(NYLIM is Non Member Manager)[8]
MIREF 1500 Quail, LLC	(Delaware)
MIREF Mission Heritage, LLC	(Delaware)
MIREF Linpro Center, LLC	(Delaware)
MIREF Mill Creek, LLC	(Delaware)
MIREF Gateway, LLC	(Delaware)
MIREF Delta Court, LLC	(Delaware)
MIREF Seaside, LLC	(Delaware)
MIREF Zanker Road, LLC	(Delaware)
MIREF Fremont Distribution Center, LLC	(Delaware)
1101 Taylor Road LLC	(Delaware)
MIREF Century, LLC	(Delaware)
MIREF York Road, LLC	(Delaware)
York Road EW, LLC	(Delaware)	(64.8%)
York Road Retail West, LLC	(Delaware)	(64.8%)
2001 EW LLC	(Delaware)
2122 EW LLC	(Delaware)
MIREF Saddle River LLC	(Delaware)
Via Verde San Dimas, LLC	(Delaware)
MIREF DC Corp.	(Delaware)
MIREF L Street, LLC	(Delaware)
1901 L Street Corp.	(Delaware)
1901 L Street LLC	(District of Columbia)
MIREF Broadstone Uptown Lofts, LLC	(Delaware)
Texas Broadstone Uptown Lofts, L.P.	(Texas)
MIREF Newpoint Commons, LLC	(Delaware)
MIREF Carol Point, LLC	(Delaware)
MIREF Broadstone Westway Park, LLC	(Delaware)
Texas Broadstone Westway Park, L.P.	(Texas)
MIREF Northsight, LLC	(Delaware)
MIREF Riverside, LLC	(Delaware)
MIREF Corporate Woods, LLC	(Delaware)
MIREF Bedminster, LLC	(Delaware)
MIREF Barton’s Creek, LLC	(Delaware)
Barton’s Lodge Apartments, LLC	(Delaware)
MIREF Marketpointe, LLC	(Delaware)
MIREF 101 East Crossroads, LLC	(Delaware)
101 East Crossroads, LLC	(Delaware)
MIREF Waterview, LLC	(Delaware)
MIREF Chain Bridge, LLC	(Delaware)
1991 Chain Bridge Road, LLC	(Delaware)
MIREF Aptakisic, LLC	(Delaware)
Aptakisic Creek Corporate Park, LLC	(Delaware)
MIREF 250 Montgomery, LLC	(Delaware)
MIREF Hawthorne, LLC	(Delaware)
MIREF Auburn 277, LLC	(Delaware)
MIREF Sumner North, LLC	(Delaware)
MIREF Wellington, LLC	(Delaware)
MIREF Warner Center, LLC	(Delaware)
MADISON-IND Valley Business Park CA LLC	(Delaware)
MADISON-MF Duluth GA LLC	(Delaware)
MADISON-IND Assateague MD LLC	(Delaware)
MADISON-SP Assateague LLC	(Delaware)	(90%)
MADISON-MF Casa Santa Fe AZ LLC	(Delaware)
MADISON-MF Cabrillo AZ LLC	(Delaware)
MADISON-OFC Centerstone I CA LLC	(Delaware)
MADISON-RTL Centerstone II CA LLC	(Delaware)
MADISON-OFC Centerstone III CA LLC	(Delaware)
MADISON-MOB Centerstone IV CA LLC	(Delaware)
Flatiron CLO 2014-1-Ltd.	(Cayman Islands)	(100%)
Flatiron CLO 2014-2 Ltd.	(Cayman Islands)	(100%)
NYLIFE LLC	(Delaware)
Eagle Strategies LLC	(Delaware)
New York Life Capital Corporation	(Delaware)
NYL Management Limited	(United Kingdom)
New York Life Trust Company	(New York)
NYL Executive Benefits LLC	(Delaware)
NYLIFE Securities LLC	(Delaware)
NYLINK Insurance Agency Incorporated	(Delaware)
NYLUK I Company	(United Kingdom)
NYLUK II Company	(United Kingdom)
Gresham Mortgage	(United Kingdom)
W Construction Company	(United Kingdom)
WUT	(United Kingdom)
WIM (AIM)	(United Kingdom)
Silver Spring, LLC	(Delaware)
Silver Spring Associates, L.P.	(Pennsylvania)
SCP 2005-C21-002 LLC	(Delaware)
SCP 2005-C21-003 LLC	(Delaware)
SCP 2005-C21-006 LLC	(Delaware)
SCP 2005-C21-007 LLC	(Delaware)
SCP 2005-C21-008 LLC	(Delaware)
SCP 2005-C21-009 LLC	(Delaware)
SCP 2005-C21-017 LLC	(Delaware)
SCP 2005-C21-018 LLC	(Delaware)
SCP 2005-C21-021 LLC	(Delaware)
SCP 2005-C21-025 LLC	(Delaware)
SCP 2005-C21-031 LLC	(Delaware)
SCP 2005-C21-036 LLC	(Delaware)
SCP 2005-C21-041 LLC	(Delaware)
SCP 2005-C21-043 LLC	(Delaware)
SCP 2005-C21-044 LLC	(Delaware)
SCP 2005-C21-048 LLC	(Delaware)
SCP 2005-C21-061 LLC	(Delaware)
SCP 2005-C21-063 LLC	(Delaware)
SCP 2005-C21-067 LLC	(Delaware)
SCP 2005-C21-069 LLC	(Delaware)
SCP 2005-C21-070 LLC	(Delaware)
NYMH-Ennis GP, LLC	(Delaware)
NYMH-Ennis, L.P.	(Texas)
NYMH-Freeport GP, LLC	(Delaware)
NYMH-Freeport, L.P.	(Texas)
NYMH-Houston GP, LLC	(Delaware)
NYMH-Houston, L.P.	(Texas)
NYMH-Plano GP, LLC	(Delaware)
NYMH-Plano, L.P.	(Texas)
NYMH-San Antonio GP, LLC	(Delaware)
NYMH-San Antonio, L.P.	(Texas)
NYMH-Stephenville GP, LLC	(Delaware)
NYMH-Stephenville, L.P.	(Texas)
NYMH-Taylor GP, LLC	(Delaware)
NYMH-Taylor, L.P.	(Texas)
NYMH-Attleboro MA, LLC	(Delaware)
NYMH-Farmingdale, NY LLC	(Delaware)
NYLMDC-King of Prussia GP, LLC	(Delaware)
NYLMDC-King of Prussia Realty, LP	(Delaware)
NYLife Real Estate Holdings LLC	(Delaware)
Huntsville NYL LLC	(Delaware)
CC Acquisitions, LP	(Delaware)
NYL Midwest Apartments LLC	(Delaware)
REEP-IND Continental NC LLC	(Delaware)
LRC-Patriot, LLC	(Delaware)	(93%)
REEP-IND Fridley MN LLC	(Minnesota)
REEP-IND Green Oaks IL LLC	(Delaware)
REEP-IND Forest Park NJ LLC	(Delaware)
FP Building 4 LLC	(Delaware)
FP Building 1-2-3 LLC	(Delaware)
FP Mantua Grove LLC	(Delaware)
REEP-IND NJ LLC	(Delaware)
NJIND JV LLC	(Delaware)	(93%)
NJIND Hook Road LLC	(Delaware)
NJIND Old Post Road LLC	(Delaware)
NJIND Brunswick Avenue LLC	(Delaware)
NJIND Raritan Center LLC	(Delaware)
NJIND Talmadge Road LLC	(Delaware)
NJIND Bay Avenue LLC	(Delaware)
NJIND Melrich Road LLC	(Delaware)
NJIND Carter Drive LLC	(Delaware)
NJIND Corbin Street LLC	(Delaware)
REEP-IND Kent LLC	(Delaware)
REEP-IND Valwood TX LLC	(Delaware)
REEP-MF Cumberland TN LLC	(Delaware)
Cumberland Apartments, LLC	(Tennessee)
REEP-MF Enclave TX LLC	(Delaware)
Enclave CAF LLC	(Delaware)	(50%)
REEP-MF Issaquah WA LLC	(Delaware)
REEP-MF Marina Landing WA LLC	(Delaware)
REEP-SP Marina Landing LLC	(Delaware)	(98%)
REEP-MF Mira Loma II TX LLC	(Delaware)
Mira Loma II, LLC	(Delaware)	(50%)
REEP-MF Mount Vernon GA LLC	(Delaware)
REEP-MF Verde NC LLC	(Delaware)
REEP-MF Summitt Ridge CO LLC	(Delaware)
Summitt Ridge Apartments, LLC	(Delaware)	(50%)
REEP-MF Wallingford WA LLC	(Delaware)
REEP-MF Woodridge IL LLC	(Delaware)
REEP-OF Centerpointe VA LLC	(Delaware)
Centerpointe (Fairfax) Holdings LLC	(Delaware)	(50%)
REEP-OFC 575 Lex NY LLC	(Delaware)
REEP-OFC 575 Lex NY GP LLC	(Delaware)
Maple REEP-OFC 575 Lex Holdings LP	(Delaware)	(50%)
Maple REEP-OFC 575 Lex Owner LLC	(Delaware)	(50%)
REEP-OFC DRAKES LANDING CA LLC	(Delaware)
REEP OFC Westory DC LLC	(Delaware)
REEP-RTL SASI GA LLC	(Delaware)
PTC Acquisitions, LLC	(Delaware)
Martingale Road LLC	(Delaware)	(71.4693%)
North Andrews Avenue LLC	(Delaware)	(NYLIC 66.90%; NYLIAC 33.10%)
Samsung US Dynamic Asset Allocation Securities Feeder Investment Trust H		(NYL: 49.1%)

1	Control is by virtue of NYLIC and subsidiaries being general partners.
2	NYL Cayman Holdings Ltd. owns 92%.
3	NYL Worldwide Capital Investment LLC owns 0.002%.
4	NYLIC owns 18.64% and NYLIAC owns 0.00% for a total ownership of 18.64%.
5	NYLCAP Manager LLC owns 24.66% of the voting management shares. NYLCAP India Funding LLC owns 36% of non-voting carry shares.
6	NYLCAP Manager LLC owns 24.66% of the voting management shares. NYLCAP India Funding III LLC owns 31.36% of non-voting carry shares.
7	Private Advisors Hedged Equity Fund (QP), L.P. owns 51.10% and PA Hedged Equity Fund, L.P. owns 48.90% of the Master Fund.

ITEM 29.	INDEMNIFICATION

Article IX of the Amended and Restated By-Laws of New York Life Insurance and Annuity Corporation (“NYLIAC”) provides that NYLIAC shall indemnify and hold harmless (including the provision of a defense) certain persons to the fullest extent permitted by the Delaware General Corporation Law against all expenses, costs, judgments, penalties, fines, liability and loss (including attorneys’ fees, judgments, fines, ERISA excise taxes or penalties and amount paid in settlement) that any such person reasonably incurs or suffers if he/she is made party (or threatened to be made party) or is otherwise involved in a claim, action, suit, or proceeding, whether civil, criminal, administrative or investigative, by reason of the fact that he/she is (or was) a Director or officer of NYLIAC or was serving at NYLIAC’s request as a Director, officer, or trustee of another corporation or of a partnership, joint venture, trust or other enterprise, including service with respect to an employee benefit plan. Such persons also have the right to have NYLIAC pay the reasonable expenses (including reasonable attorneys’ fees) incurred in the defense of any proceedings in advance of their final disposition, subject to certain conditions. NYLIAC may also, to the extent authorized by its Board of Directors, grant rights to indemnification and to the advancement of expenses to any employee or agent of NYLIAC.

Please refer to Article IX of the Amended and Restated By-Laws of NYLIAC for the full text of the indemnification provisions.

Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to Directors, officers and controlling persons of the Registrant pursuant to the provisions described above, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a Director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such Director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

ITEM 30.	PRINCIPAL UNDERWRITERS

(a) Other Activity. Investment companies (other than the Registrant) for which NYLIFE Distributors LLC is currently acting as underwriter:

NYLIAC Corporate Sponsored Variable Universal Life Separate Account-I

NYLIAC MFA Separate Account-I

NYLIAC MFA Separate Account-II

NYLIAC Variable Annuity Separate Account-I

NYLIAC Variable Annuity Separate Account-II

NYLIAC Variable Annuity Separate Account-III

NYLIAC Variable Annuity Separate Account-IV

NYLIAC VLI Separate Account

MainStay Funds

MainStay VP Funds Trust (formerly, MainStay VP Series Fund)

Private Advisors Alternative Strategies Fund

Private Advisors Alternative Strategies Master Fund

(b) Management.

The principal business address of each director and officer of NYLIFE Distributors LLC is 169 Lackawanna Avenue, Parsippany, New Jersey 07054.

Names of Directors and Officers	Positions and Offices with Underwriter
Fisher, Stephen P.	Chairman
Ashe, Christopher	Manager
Gardner, Robert M.	Manager
Fisher, Stephen P.	Chairman & Chief Executive Officer
Hebron, Robert J.	Executive Vice President, AMN Executive Benefits and Retail Distribution
Ashe, Christopher	Senior Vice President & Chief Financial Officer
Akkerman, John W.	Senior Managing Director, MacKay Shields Institutional Sales
Grove, Matthew M.	Senior Managing Director, Individual Annuities
Hung, Yie-Hsin	Senior Managing Director, Investments Boutique
McInerney, Barbara J.	Senior Managing Director, Compliance
Murphy, Patrick M.	Senior Managing Director, Retirement Plan Services
Barrack, Robert M.	Managing Director, GoldPoint Partners Institutional Sales
Childress, Tod K.	Managing Director, Private Advisors Institutional Sales
Gomez, Mark A.	Managing Director and General Counsel
Henehan, Joseph J.	Managing Director, Retirement Plan Services
Hescheles, David S.	Managing Director, Third Party Distribution
Mueller, Rebekah M.	Managing Director, Retirement Plan Services
Niziak, Mark S.	Managing Director, Retirement Plan Services
O’Gara, John J.	Managing Director, US Life and Agency Product Consulting
Parness, Amanda S.	Managing Director, GoldPoint Partners Institutional Sales
Sexeny, Steve	Managing Director, Cornerstone Capital Management Institutional Sales
Wagner, Robin M.	Managing Director and Chief Compliance Officer
Wickwire, Brian D.	Managing Director, NYLIM Service Company, Controller and Chief Operating Officer
Bain, Karen A.	Vice President - Tax
Shively, George S.	Secretary
Bidwell, Anna Louise	Assistant Secretary
Hansen, Marta	Director, Financial Operations Principal and Treasurer
Herrera, Rafaela M.	Director, Compliance and Sales Material Review
Hession, Michael	Assistant Secretary
Howard, Linda M.	Director, Compliance and Anti-Money Laundering Officer
Sharrier, Elizabeth	Assistant Secretary
Taylor, Paula	Director, Retirement Plan Services
Gardner, Robert M.	Chairman
Ashe, Christopher	Committee Member
Fisher, Stephen P.	Committee Member

(c) Compensation from the Registrant.

Name of Principal Underwriter	Net Underwriting Discounts and Commissions	Compensation on Events Occasioning the Deduction of a Deferred Sales Load	Brokerage Commissions	Other Compensation
NYLIFE Distributors LLC	-0-	-0-	-0-	-0-

ITEM 31.	LOCATION OF ACCOUNTS AND RECORDS.

All accounts and records required to be maintained by Section 31(a) of the 1940 Act and the rules under it are maintained by NYLIAC at its home office, 51 Madison Avenue, Room 0150, New York, New York 10010; New York Life — Records Division, 110 Cokesbury Road, Lebanon, New Jersey 08833 and with Iron Mountain Records Management, Inc. at both 8 Neptune Drive, Poughkeepsie, New York 12601 and Route 9W South, Port Ewen, New York 12466-0477.

ITEM 32.	MANAGEMENT SERVICES.

Not applicable.

ITEM 33.	FEE REPRESENTATION.

New York Life Insurance and Annuity Corporation (“NYLIAC”), the sponsoring insurance company of the NYLIAC Variable Universal Life Separate Account-I, hereby represents that the fees and charges deducted under the New York Life Variable Universal Life Accumulator and New York Life Survivorship Variable Universal Life Accumulator Policies are reasonable in relation to the services rendered, the expenses expected to be incurred and the risks assumed by NYLIAC.

SIGNATURES

Pursuant to the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets the requirements of Securities Act Rule 485(b) for effectiveness of this Registration Statement and has duly caused this Amendment to the Registration Statement to be signed on its behalf by the undersigned, duly authorized, in the City and State of New York on this 11th day of April, 2014.

NYLIAC VARIABLE UNIVERSAL LIFE SEPARATE ACCOUNT-I (Registrant)

By:	/s/ Eric J. Lynn
Eric J. Lynn
Vice President and Actuary

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION (Depositor)

By:	/s/ Eric J. Lynn
Eric J. Lynn
Vice President and Actuary

Pursuant to the requirements of the Securities Act of 1933, this Amendment to the Registration Statement has been signed below by the following persons in the capacities and on the date indicated:

Andrew F. Amenn*	Corporate Vice President and Controller (Principal Accounting Officer)
David G. Bedard*	Director
Christopher O. Blunt*	Director
Frank M. Boccio*	Director
John T. Fleurant*	Director and Chief Financial Officer
Robert M. Gardner*	Director
Matthew M. Grove*	Director
John Y. Kim*	Director
Steven D. Lash*	Director
Theodore A. Mathas*	Chairman and President (Principal Executive Officer)
Mark W. Pfaff*	Director
Arthur H. Seter*	Director
Joel M. Steinberg*	Director
Susan A. Thrope*	Director

By:	/s/ Eric J. Lynn
Eric J. Lynn
Attorney-in-Fact
April 11, 2014

*	Pursuant to Powers of Attorney previously filed.

EXHIBIT INDEX

Exhibit Number	Description

(k)	Opinion and Consent of Thomas F. English, Esq.

(l)	Opinion and Consent of Karin A. Bombard, Actuary

(m)(1)	Sample Calculation of Illustrations for Accumulator VUL

(m)(2)	Sample Calculation of Illustrations for Accumulator SVUL

(n)	Consent of PricewaterhouseCoopers LLP